       As filed with the Securities and Exchange Commission on April 30, 2003

                                                      Registration No. 333-73672
                                                                       811-04901

--------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM N-6
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       Post-Effective Amendment No. 2        [X]

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               Amendment No. 2               [X]


                    General American Separate Account Eleven
                           (Exact Name of Registrant)
                     General American Life Insurance Company
                               (Name of Depositor)
                                700 Market Street
                               St. Louis, MO 63101
              (Address of depositor's principal executive offices)
                              ---------------------
                                 MARIE C. SWIFT
                            Associate General Counsel
                       Metropolitan Life Insurance Company
                               501 Boylston Street
                           Boston, Massachusetts 02117
                     (Name and address of agent for service)

                                   Copies to:
                                 STEPHEN E. ROTH
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004


It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
[X] on May 1, 2003 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Units of Interest in Flexible Premium Variable Life Insurance Policies.

                                EXPLANATORY NOTE


This Post-Effective Amendment No. 2 (the "Amendment") includes a new prospectus to be used on or after the effective date of the Amendment to offer individual variable life insurance policies with a different set of underlying funds
(the "New Prospectus"). The prospectus for current policies ("Existing Prospectus") appears first in the Amendment, followed by the New Prospectus. The Registrant undertakes to update this Explanatory Note, as needed, each time a Post-Effective Amendment is filed.

                        AMERICAN VISION SERIES VUL 2002

                                Flexible Premium
                        Variable Life Insurance Policies
                                   Issued by
                  General American Separate Account Eleven of
                    General American Life Insurance Company
                               700 Market Street
                           St. Louis, Missouri 63101
                                 (314) 231-1700

    This prospectus offers individual flexible premium variable life insurance policies (the "Policies") issued by General American Life Insurance Company ("General American").

    You allocate net premiums among the investment Divisions of General American's Separate Account Eleven (the "Separate Account"). Each Division of the Separate Account invests in shares of an Eligible Fund. The Eligible Funds are:


METROPOLITAN SERIES FUND, INC.


Alger Equity Growth Portfolio


Davis Venture Value Portfolio


Harris Oakmark Focused Value Portfolio


Harris Oakmark Large Cap Value Portfolio


Janus Mid Cap Portfolio


Lehman Brothers(R) Aggregate Bond Index Portfolio


MetLife Mid Cap Stock Index Portfolio


MetLife Stock Index Portfolio


Morgan Stanley EAFE(R) Index Portfolio


Neuberger Berman Partners Mid Cap Value Portfolio


Putnam International Stock Portfolio


Russell 2000(R) Index Portfolio


State Street Research Aggressive Growth Portfolio


State Street Research Aurora Portfolio


State Street Research Bond Income Portfolio


State Street Research Diversified Portfolio


State Street Research Large Cap Value Portfolio


State Street Research Money Market Portfolio


T. Rowe Price Large Cap Growth Portfolio


T. Rowe Price Small Cap Growth Portfolio



MET INVESTORS SERIES TRUST



Harris Oakmark International Portfolio


Janus Aggressive Growth Portfolio


Met/AIM Mid Cap Core Equity Portfolio



Met/AIM Small Cap Growth Portfolio


PIMCO Innovation Portfolio


PIMCO Total Return Portfolio


T. Rowe Price Mid-Cap Growth Portfolio



FIDELITY(R) VARIABLE INSURANCE PRODUCTS



VIP Asset Manager Portfolio


VIP Equity-Income Portfolio


VIP Growth Portfolio


VIP High Income Portfolio


VIP Overseas Portfolio



AMERICAN FUNDS INSURANCE SERIES


American Funds Global Small Capitalization Fund


American Funds Growth Fund


American Funds Growth-Income Fund



SEI INSURANCE PRODUCTS TRUST


VP Core Fixed Income Fund


VP Emerging Markets Debt Fund


VP Emerging Markets Equity Fund


VP High Yield Bond Fund


VP International Equity Fund


VP Large Cap Growth Fund


VP Large Cap Value Fund


VP Small Cap Growth Fund


VP Small Cap Value Fund





    THE SEI INSURANCE PRODUCTS TRUST FUNDS ARE ONLY AVAILABLE FOR POLICIES ISSUED BEFORE MAY 1, 2003. HOWEVER, ALLOCATIONS TO THE FUNDS MAY ONLY BE MADE UNTIL AUGUST 22, 2003. THE FUNDS WILL CLOSE AND BE LIQUIDATED BY AUGUST 29, 2003.


    You receive State Street Research Money Market Division performance until 15 days (less in some states) after we apply your initial premium payment to the Policy. Thereafter, we invest the Policy's cash value according to your instructions.

    You may also allocate net premiums to our General Account in most states. Special limits apply to General Account transfers, premium allocations and withdrawals.

    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

    WE DO NOT GUARANTEE HOW ANY OF THE DIVISIONS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

    THIS PROSPECTUS PROVIDES A GENERAL DESCRIPTION OF THE POLICY. POLICIES ISSUED IN YOUR STATE MAY PROVIDE DIFFERENT FEATURES AND BENEFITS FROM, AND IMPOSE DIFFERENT COSTS THAN, THOSE DESCRIBED IN THIS PROSPECTUS. YOUR ACTUAL POLICY AND ANY ENDORSEMENTS ARE THE CONTROLLING DOCUMENTS. YOU SHOULD READ THE POLICY CAREFULLY FOR ANY VARIATIONS IN YOUR STATE.

                                  MAY 1, 2003

                               TABLE OF CONTENTS


                                                              PAGE
                                                              -----
SUMMARY OF BENEFITS AND RISKS...............................    A-4
     Benefits of the Policy.................................    A-4
     Risks of the Policy....................................    A-5
     Risks of the Eligible Funds............................    A-7
FEE TABLES..................................................    A-7
     Transaction Fees.......................................    A-8
     Periodic Charges Other Than Eligible Fund Operating
      Expenses..............................................    A-9
     Annual Eligible Fund Operating Expenses................   A-12
HOW THE POLICY WORKS........................................   A-15
THE COMPANY, THE SEPARATE ACCOUNT AND THE ELIGIBLE FUNDS....   A-16
     The Company............................................   A-16
     The Separate Account...................................   A-16
     The Eligible Funds.....................................   A-16
     Share Classes of the Eligible Funds....................   A-19
     Voting Rights..........................................   A-20
     Rights Reserved by General American....................   A-20
THE POLICIES................................................   A-20
     Purchasing a Policy....................................   A-20
     Replacing Existing Insurance...........................   A-21
     Policy Owner and Beneficiary...........................   A-21
     24 Month Conversion Right..............................   A-21
     Change of Insured Person...............................   A-22
PREMIUMS....................................................   A-22
     Flexible Premiums......................................   A-22
     Amount Provided for Investment under the Policy........   A-23
     Right to Examine Policy................................   A-23
     Allocation of Net Premiums.............................   A-23
RECEIPT OF COMMUNICATIONS AND PAYMENTS AT GENERAL AMERICAN'S
  ADMINISTRATIVE OFFICE.....................................   A-24
     Payment of Proceeds....................................   A-25
CASH VALUE..................................................   A-25
DEATH BENEFITS..............................................   A-26
     Death Proceeds Payable.................................   A-27
     Change in Death Benefit Option.........................   A-28
     Increase in Face Amount................................   A-28
     Reduction in Face Amount...............................   A-28
SURRENDERS AND PARTIAL WITHDRAWALS..........................   A-29
     Surrender..............................................   A-29
     Partial Withdrawal.....................................   A-29
TRANSFERS...................................................   A-30
     Transfer Option........................................   A-30
     Dollar Cost Averaging/Portfolio Rebalancing............   A-31
LOANS.......................................................   A-31

                                                              PAGE
                                                              -----
LAPSE AND REINSTATEMENT.....................................   A-32
     Lapse..................................................   A-32
     Reinstatement..........................................   A-34
ADDITIONAL BENEFITS BY RIDER................................   A-34
THE GENERAL ACCOUNT.........................................   A-35
     General Description....................................   A-35
     Values and Benefits....................................   A-35
     Policy Transactions....................................   A-35
CHARGES.....................................................   A-36
     Deductions from Premiums...............................   A-36
     Surrender Charge.......................................   A-37
     Partial Withdrawal Charge..............................   A-38
     Transfer Charge........................................   A-38
     Monthly Deduction from Cash Value......................   A-38
     Loan Interest Spread...................................   A-41
     Charges Against the Eligible Funds and the Divisions of
      the Separate Account..................................   A-41
TAX CONSIDERATIONS..........................................   A-41
     Introduction...........................................   A-41
     Tax Status of the Policy...............................   A-41
     Tax Treatment of Policy Benefits.......................   A-42
     General American's Income Taxes........................   A-44
DISTRIBUTION OF THE POLICIES................................   A-45
LEGAL PROCEEDINGS...........................................   A-45
RESTRICTIONS ON FINANCIAL TRANSACTIONS......................   A-45
EXPERTS.....................................................   A-46
FINANCIAL STATEMENTS........................................   A-46
GLOSSARY....................................................   A-47
APPENDIX A: GUIDELINE PREMIUM TEST AND CASH VALUE
  ACCUMULATION TEST.........................................   A-48

                         SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

BENEFITS OF THE POLICY

DEATH PROCEEDS. The policies are designed to provide insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured's death plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

CHOICE OF DEATH BENEFIT OPTION. You may choose between two death benefit options:

     -- a level death benefit that equals the Policy's face amount, and

     -- a variable death benefit that equals the Policy's face amount plus the Policy's cash value.

The death benefit under either option could increase to satisfy Federal tax law requirements if the cash value reaches certain levels. After the first Policy year and prior to the insured's age 100 (age 85 in Florida and Oregon), you may change your death benefit option. A change in death benefit option may have tax consequences.

PREMIUM FLEXIBILITY. You can make premium payments based on a schedule you determine, subject to some limits. You may change your payment schedule at any time or make a payment that does not correspond to your schedule. We can, however, limit or prohibit payments in some situations.

RIGHT TO EXAMINE THE POLICY. During the first ten days following your receipt of the Policy (more in some states), you have the right to return the Policy to us. Depending on state law, we will refund the premiums you paid, the Policy's cash value or any other amount required by state insurance law.


INVESTMENT OPTIONS. You can allocate your net premiums and cash value among your choice of the investment Divisions in the Separate Account, each of which corresponds to a mutual fund portfolio, or "Eligible Fund." The Eligible Funds available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds and a money market fund. In most states you may also allocate premiums and cash value to our General Account which provides guarantees of interest and principal. You may change your allocation of future premiums at any time.


PARTIAL WITHDRAWALS. You may withdraw cash surrender value from your Policy at any time after the Right to Examine the Policy period. We reserve the right to limit partial withdrawals to no more than 90% of the Policy's cash surrender value. We may limit the number of partial withdrawals to 12 per Policy year or impose a processing charge of $25 for each partial withdrawal in excess of 12 per year. Partial withdrawals may have tax consequences.

TRANSFERS. You may transfer your Policy's cash value among the Divisions or between the Divisions and the General Account. We may limit the number of transfers among the Divisions and the General Account to no more than 12 per Policy year. We may impose a processing charge of $25 for each transfer in excess of 12 per Policy year.

We offer the following automated transfer privileges:

     - DOLLAR COST AVERAGING. Under the dollar cost averaging program, you may authorize us to make automatic transfers of your Policy's cash value from the State Street Research Money Market Division to one or more other Divisions on a periodic basis.

     - PORTFOLIO REBALANCING. Under the portfolio rebalancing program, we automatically reallocate your Policy's cash value among the Divisions and the General Account periodically to return the allocation to the percentages you specify.

LOANS. You may borrow from the cash value of your Policy. The maximum amount you may borrow is an amount equal to the Policy's cash value net of the surrender charge, reduced by monthly deductions and interest charges through the next Policy anniversary, increased by interest credits through the next Policy anniversary, less any existing Policy loans. We charge you a maximum annual interest rate of 3.5% on your loan. However, we credit interest at an annual rate of at least 3% on amounts held in the Loan Account to support your loan. Loans may have tax consequences.


SURRENDERS. You may surrender the Policy for its cash surrender value at any time. Cash surrender value equals the cash value reduced by any Policy loan and accrued loan interest and by any applicable surrender charge. A surrender may have tax consequences.

TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in cash value should not be taxable to you. As long as your Policy is not a modified endowment contract, partial withdrawals should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. Death benefits paid to your beneficiary should be free of Federal income tax.

CONVERSION PRIVILEGE. During the first two Policy years, you may convert the Policy to fixed benefit coverage by irrevocably electing to transfer all of your cash value, and to allocate all future premiums, to the General Account. The purpose of the conversion is to provide you with fixed Policy values and benefits. The transfer will not be subject to any transfer charge and will have no effect on the Policy's death benefit, face amount or net amount at risk. In some states you may be able to exchange the Policy for a fixed benefit life insurance policy.

SUPPLEMENTAL BENEFITS AND RIDERS. We offer several riders that provide supplemental benefits under the Policy, such as the Supplemental Coverage Term Rider, which provides an additional death benefit payable on the death of the insured. We generally deduct any monthly charges for these riders as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.

PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY

INVESTMENT RISK. If you invest your Policy's cash value in one or more Divisions, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could lapse without value, unless you pay additional premium. If you allocate cash value to the General Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 3%.

SURRENDER AND WITHDRAWAL RISKS. The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and should not be used as a short-term savings vehicle. If you surrender the Policy within the first 10 Policy years (or within the first 10 Policy years following a face amount increase), you will be subject to a surrender charge as well as income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to a surrender charge if you make a partial withdrawal from the Policy within the first 10 Policy years (or the first 10 Policy years following the face amount increase) if the partial withdrawal reduces the face amount (or the face amount increase).

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges determine the cash surrender value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).

RISK OF LAPSE. Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Divisions is poor. If your cash surrender value is not enough to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Your Policy generally will not lapse: (1) during the first five Policy years, if you pay certain required premium amounts; or (2) if you are protected by the Secondary Guarantee Rider. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a policy on which there is an outstanding loan may have adverse tax consequences.

TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard or guaranteed issue basis, or if a term rider is added, there is some risk that your Policy may not be treated as a life insurance contract under Federal tax law, particularly if you pay the full amount of premiums permitted under the Policy. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.

Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your policy becomes a modified endowment contract, surrenders, partial withdrawals and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age
59 1/2 at the time of the surrender, partial withdrawal or loan, the amount that is included in income will generally be subject to a 10% penalty tax.

If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

LOAN RISKS. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the Divisions and/or General Account as collateral, and hold it in our Loan Account. This loan collateral does not participate in the investment experience of the Divisions or receive any higher current interest rate credited to the General Account.

We also reduce the amount we pay on the insured's death by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduces the cash surrender value to zero.

If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial withdrawals exceed the premiums paid. Since loans and partial withdrawals reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.

LIMITATIONS ON CASH VALUE IN THE GENERAL ACCOUNT. Transfers to and withdrawals from the General Account must generally be in amounts of $500 or more. The total amount of transfers and withdrawals from the General Account in a Policy year may not exceed a Maximum Amount equal to the greater of 25% of the Policy's cash surrender value in the General Account at the beginning of the year, or the Maximum Amount for the preceding Policy year. We may also limit transfers and partial withdrawals to 12 per Policy year and may impose a processing charge for transfers and partial withdrawals in excess of 12 per Policy year.

TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE ELIGIBLE FUNDS

A comprehensive discussion of the risks associated with each of the Eligible Funds can be found in the Eligible Fund prospectuses attached at the end of this prospectus. THERE IS NO ASSURANCE THAT ANY OF THE ELIGIBLE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                   FEE TABLES

     The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among accounts.

     If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, gender, or underwriting class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Administrative Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insured's age and underwriting class, the death benefit option, face amount, planned periodic premiums and riders requested.

TRANSACTION FEES


---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Sales Charge Imposed   On payment of premium    5% in Policy years 1-10  5% in all Policy years
 on Premiums                                     2% in Policy years 11+   (5.6% in NC)
---------------------------------------------------------------------------------------------------
 Premium Tax Imposed    On payment of premium    2.5% in all Policy       2.5% in all Policy years
 on Premiums                                     years                    (1.9% in NC)
---------------------------------------------------------------------------------------------------
 Federal Tax Imposed    On payment of premium    1.25% in all Policy      1.25% in all Policy years
 on Premiums                                     years
---------------------------------------------------------------------------------------------------
 Surrender Charge(1)    On surrender, lapse, or  In Policy year 1, 45%    In Policy year 1, 45% of
                        face amount reduction    of the Target Premium    the Target Premium (less
                        in the first 10 Policy   (less in other Policy    in other Policy years--
                        years (and, with         years--see footnote)(2)  see footnote)(2)
                        respect to a face
                        amount increase, in the
                        first 10 Policy years
                        after the increase)
---------------------------------------------------------------------------------------------------
 Transfer Charge        On transfer of cash      Not currently charged    $25 for each transfer in
                        value among Divisions                             excess of 12 per Policy
                        and to and from the                               year
                        General Account
---------------------------------------------------------------------------------------------------
 Partial Withdrawal     On partial withdrawal    Not currently charged    $25 for each partial
 Charge                 of cash value                                     withdrawal in excess of
                                                                          12 per Policy year
---------------------------------------------------------------------------------------------------
 Face Amount Increase   On Policy's monthly      $100 per increase        $100 per increase
 Administrative Charge  anniversary following a
                        face amount increase
---------------------------------------------------------------------------------------------------


------------

(1) For the first partial withdrawal in each Policy year, no Surrender Charge will apply on up to 10% of the cash surrender value at the time of withdrawal. The Surrender Charge period is nine years for insureds who are age 90 at issue. A pro rata portion of the Surrender Charge applies to a requested face amount reduction, as well as to a face amount reduction resulting from a partial withdrawal or a change in death benefit option.



(2) The Target Premium varies by issue age, sex, smoking status, substandard rating (if any), and the base Policy's face amount. After the first Policy year, the Surrender Charge declines ratably on a monthly basis from 45% to 0% by the last month of the 10th Policy year.

     The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Eligible Fund fees and expenses.

PERIODIC CHARGES OTHER THAN ELIGIBLE FUND OPERATING EXPENSES


--------------------------------------------------------------------------------------------------
       CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
--------------------------------------------------------------------------------------------------
 Cost of Insurance(1)
  Minimum and Maximum  Monthly                  $.01 to $83.33 per       $.06 to $83.33 per $1,000
  Charge                                        $1,000 of net amount at  of net amount at risk(2)
                                                risk(2)
  Charge in the first  Monthly                  $.15 per $1,000 of net   $.19 per $1,000 of net
  Policy year for a                             amount at risk           amount at risk
  male insured, age
  40, in the
  preferred nonsmoker
  underwriting class
  with a face amount
  of $450,000
--------------------------------------------------------------------------------------------------
 Policy Charge         Monthly                  $25 in Policy year 1     $25 in Policy year 1
                                                $6 in Policy years 2+    $6 in Policy years 2+
--------------------------------------------------------------------------------------------------
 Asset Charge (annual  Monthly                  .60% in Policy years     .70% in Policy years 1-10
 rate imposed on cash                           1-10 .25% in Policy      .35% in Policy years
 value in the                                   years 11-20              11-20
 Separate Account)                              .15% in Policy years     .25% in Policy years 21+
                                                21+
--------------------------------------------------------------------------------------------------
 Administration and
 Issue Expense Charge
  Minimum and Maximum  Monthly during first 10  $.03-$.38 per $1,000 of  $.03-$.38 per $1,000 of
  Charge               Policy years (and, with  base Policy face amount  base Policy and
                       respect to a face                                 Supplemental Coverage
                       amount increase, during                           Term Rider face amount
                       the first 10 Policy
                       years after the
                       increase)
  Charge for a male    Monthly during first 10  $.17 per $1,000 of base  $.17 per $1,000 of base
  insured, age 40, in  Policy years (and, with  Policy face amount       Policy and Supplemental
  the preferred        respect to a face                                 Coverage Term Rider face
  nonsmoker            amount increase, during                           amount
  underwriting class   the first 10 Policy
                       years after the
                       increase)
--------------------------------------------------------------------------------------------------
 Loan Interest         Annually (or on loan     .50% of loan collateral  .50% of loan collateral
 Spread(3)             termination, if
                       earlier)
--------------------------------------------------------------------------------------------------


------------

(1) The cost of insurance charge varies based on individual characteristics, including the insured's age, risk class and except for unisex policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your registered representative.



(2) The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 3% per year) and the Policy's cash value.



(3) We charge interest on Policy loans at an effective rate of 3.5% per year. Cash value we hold as security for the loan ("loan collateral") earns interest at an effective rate of not less than 3% per year. The loan interest spread is the difference between these interest rates. The current loan interest spread is .50% in Policy years 1-10, .25% in Policy years 11-20 and .00% thereafter.

 Charges for Optional Features (Riders):


---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Supplemental Coverage
 Term Rider(1)
  Minimum and Maximum   Monthly                  $.01 to $83.33 per       $.06 to $83.33 per $1,000
  Charge                                         $1,000 of net amount at  of net amount at risk
                                                 risk
  Charge in the first
  Policy year for a     Monthly                  $.22 per $1,000 of net   $.30 per $1,000 of net
  male insured, age                              amount at risk           amount at risk
  45, in the preferred
  nonsmoker
  underwriting class
  with a rider face
  amount of $250,000
---------------------------------------------------------------------------------------------------
 Adjustable Benefit
 Term Rider
  Minimum and Maximum   Monthly                  $.01 to $83.33 per       $.08 to $83.33 per $1,000
  Charge                                         $1,000 of net amount at  of net amount at risk
                                                 risk
  Charge in the first   Monthly                  $.15 per $1,000 of net   $.19 per $1,000 of net
  Policy year for a                              amount at risk           amount at risk
  male insured, age
  40, in the preferred
  nonsmoker
  underwriting class
  with a rider face
  amount of $450,000
---------------------------------------------------------------------------------------------------
 Temporary Term
 Insurance Rider
  Minimum and Maximum   Monthly                  $.06 to $2.92 per        $.06 to $2.92 per $1,000
  Charge                                         $1,000 of rider face     of rider face amount
                                                 amount
  Charge for a male     Monthly                  $.08 per $1,000 of       $.08 per $1,000 of rider
  insured, age 40, in                            rider face amount        face amount
  the preferred
  nonsmoker
  underwriting class
  with a rider face
  amount of $450,000
---------------------------------------------------------------------------------------------------
 Secondary Guarantee    Monthly                  $.01 per $1,000 of net   $.01 per $1,000 of net
 Rider                                           amount at risk           amount at risk
---------------------------------------------------------------------------------------------------
 Waiver of Monthly
 Deduction Rider
  Minimum and Maximum   Monthly                  $2.40 to $61.44 per      $2.40 to $61.44 per $100
  Charge                                         $100 of Monthly          of Monthly Deduction
                                                 Deduction
  Charge in the first   Monthly                  $6.30 per $100 of        $6.30 per $100 of Monthly
  Policy year for a                              Monthly Deduction        Deduction
  male insured, age
  35, in the preferred
  nonsmoker
  underwriting class
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
  (1) The Rider is subject to the Administration and Issue Expense Charge, as described in the preceding table.

---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
      Waiver of
      Specified
      Premium Rider
   Minimum and Maximum  Monthly                  $1.30 to $21.75 per      $1.30 to $21.75 per $100
      Charge                                     $100 of Specified        of Specified Premium
                                                 Premium
   Charge in the first  Monthly                  $3.25 per $100 of        $3.25 per $100 of
      Policy year for                            Specified Premium        Specified Premium
      a male insured,
      age 40, in the
      preferred
      nonsmoker
      underwriting
      class
---------------------------------------------------------------------------------------------------
   Options to Purchase
      Additional Life
      Insurance Rider
   Minimum and Maximum  Monthly                  $.02 to $.25 per $1,000  $.02 to $.25 per $1,000
      Charge                                     of Option amount         of Option amount
   Charge for a male    Monthly                  $.02 per $1,000 of       $.02 per $1,000 of Option
      insured, age 20,                           Option amount            amount
      in the elite
      nonsmoker
      underwriting
      class with a
      face amount of
      $350,000
---------------------------------------------------------------------------------------------------
   Guaranteed Survivor
      Plus Purchase
      Option Rider
   Minimum and Maximum  Monthly                  $.02 to $9.27 per        $.02 to $9.27 per $1,000
      Charge                                     $1,000 of Option amount  of Option amount
   Charge for a male    Monthly                  $.05 per $1,000 of       $.05 per $1,000 of Option
      insured, age 40,                           Option amount            amount
      in the preferred
      nonsmoker
      underwriting
      class with a
      face amount of
      $450,000
---------------------------------------------------------------------------------------------------
   Option to Purchase
      Long Term Care
      Insurance Rider
   Minimum and Maximum  Monthly                  $.20 to $1.88 per $10    $.20 to $1.88 per $10 of
      Charge                                     of initial daily         initial daily benefit
                                                 benefit amount           amount
   Charge for a male    Monthly                  $.37 per $10 of initial  $.37 per $10 of initial
      insured, age 35,                           daily benefit amount     daily benefit amount
      in the preferred
      nonsmoker
      underwriting
      class
   ------------------------------------------------------------------------------------------------

      ANNUAL ELIGIBLE FUND OPERATING EXPENSES


     The next table describes the Eligible Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Eligible Funds for the fiscal year ended December 31, 2002. Expenses of the Eligible Funds may be higher or lower in the future. More detail concerning each Eligible Fund's fees and expenses is contained in the table that follows and in the prospectus for each Eligible Fund.



                                                            MINIMUM   MAXIMUM
                                                            -------   -------
Total Annual Eligible Fund Operating Expenses
  (expenses that are deducted from Eligible Fund assets,
  including management fees, distribution (12b-1) fees and
  other expenses).........................................    .31%     3.49%



     The following table describes the annual operating expenses for each Eligible Fund for the year ended December 31, 2002, before and after any applicable contractual fee waivers and expense reimbursements:


ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                           GROSS        FEE WAIVERS     NET TOTAL
                                        MANAGEMENT    OTHER     12B-1   TOTAL ANNUAL    AND EXPENSE      ANNUAL
                                           FEES      EXPENSES   FEES      EXPENSES     REIMBURSEMENTS   EXPENSES
                                        ----------   --------   -----   ------------   --------------   ---------
METROPOLITAN SERIES FUND, INC. (CLASS
  A SHARES)
Alger Equity Growth Portfolio.........     .75%        .04%     .00%        .79%            .00%           .79%
Davis Venture Value Portfolio.........     .75%        .05%     .00%        .80%            .00%           .80%(1)
Harris Oakmark Focused Value
  Portfolio...........................     .75%        .07%     .00%        .82%            .00%           .82%
Harris Oakmark Large Cap Value
  Portfolio...........................     .75%        .08%     .00%        .83%            .00%           .83%(1)
Janus Mid Cap Portfolio...............     .69%        .06%     .00%        .75%            .00%           .75%
Lehman Brothers Aggregate Bond Index
  Portfolio...........................     .25%        .09%     .00%        .34%            .00%           .34%
MetLife Mid Cap Stock Index
  Portfolio...........................     .25%        .18%     .00%        .43%            .00%           .43%
MetLife Stock Index Portfolio.........     .25%        .06%     .00%        .31%            .00%           .31%
Morgan Stanley EAFE Index Portfolio...     .30%        .49%     .00%        .79%            .04%           .75%(2)
Neuberger Berman Partners Mid Cap
  Value Portfolio.....................     .69%        .11%     .00%        .80%            .00%           .80%(1)
Putnam International Stock
  Portfolio...........................     .90%        .22%     .00%       1.12%            .00%          1.12%
Russell 2000 Index Portfolio..........     .25%        .24%     .00%        .49%            .00%           .49%
State Street Research Aggressive
  Growth Portfolio....................     .73%        .06%     .00%        .79%            .00%           .79%(1)
State Street Research Aurora
  Portfolio...........................     .85%        .10%     .00%        .95%            .00%           .95%
State Street Research Bond Income
  Portfolio...........................     .40%        .11%     .00%        .51%            .00%           .51%
State Street Research Large Cap Value
  Portfolio...........................     .70%       1.63%     .00%       2.33%           1.38%           .95%(2)
State Street Research Money Market
  Portfolio...........................     .35%        .08%     .00%        .43%            .00%           .43%
T. Rowe Price Large Cap Growth
  Portfolio...........................     .63%        .14%     .00%        .77%            .00%           .77%(1)
T. Rowe Price Small Cap Growth
  Portfolio...........................     .52%        .09%     .00%        .61%            .00%           .61%
(CLASS E SHARES)
State Street Research Diversified
  Portfolio...........................     .44%        .05%     .15%        .64%            .00%           .64%(1)

                                                                           GROSS        FEE WAIVERS     NET TOTAL
                                        MANAGEMENT    OTHER     12B-1   TOTAL ANNUAL    AND EXPENSE      ANNUAL
                                           FEES      EXPENSES   FEES      EXPENSES     REIMBURSEMENTS   EXPENSES
                                        ----------   --------   -----   ------------   --------------   ---------
MET INVESTORS SERIES TRUST (CLASS A
  SHARES)
Harris Oakmark International
  Portfolio...........................     .85%       1.64%     .00%       2.49%           1.29%          1.20%(3,4)
Janus Aggressive Growth Portfolio.....     .80%        .62%     .00%       1.42%            .52%           .90%(3,4)
Met/AIM Mid Cap Core Equity
  Portfolio...........................     .75%        .89%     .00%       1.64%            .69%           .95%(3,4)
Met/AIM Small Cap Growth Portfolio....     .90%       1.20%     .00%       2.10%           1.05%          1.05%(3,4)
PIMCO Innovation Portfolio............     .95%        .78%     .00%       1.73%            .63%          1.10%(3,4)
PIMCO Total Return Portfolio..........     .50%        .15%     .00%        .65%            .00%           .65%
T. Rowe Price Mid-Cap Growth
  Portfolio...........................     .75%        .45%     .00%       1.20%            .25%           .95%(3,4)
FIDELITY VARIABLE INSURANCE PRODUCTS
  (INITIAL CLASS SHARES)
VIP Asset Manager Portfolio...........     .53%        .10%     .00%        .63%            .00%           .63%
VIP Equity-Income Portfolio...........     .48%        .09%     .00%        .57%            .00%           .57%
VIP Growth Portfolio..................     .58%        .09%     .00%        .67%            .00%           .67%
VIP High Income Portfolio.............     .58%        .12%     .00%        .70%            .00%           .70%
VIP Overseas Portfolio................     .73%        .17%     .00%        .90%            .00%           .90%
AMERICAN FUNDS INSURANCE SERIES (CLASS
  2 SHARES)
American Funds Global Small
  Capitalization Fund.................     .80%        .04%     .25%       1.09%            .00%          1.09%
American Funds Growth Fund............     .38%        .02%     .25%        .65%            .00%           .65%
American Funds Growth-Income Fund.....     .34%        .01%     .25%        .60%            .00%           .60%
SEI INSURANCE PRODUCTS TRUST(5)
VP Core Fixed Income Fund.............     .28%        .55%     .00%        .83%            .00%           .83%
VP Emerging Markets Debt Fund.........     .84%       1.08%     .00%       1.92%            .00%          1.92%
VP Emerging Markets Equity Fund.......     .65%       2.84%     .00%       3.49%            .00%          3.49%
VP High Yield Bond Fund...............     .35%        .87%     .00%       1.22%            .00%          1.22%
VP International Equity Fund..........     .45%       1.63%     .00%       2.08%            .00%          2.08%
VP Large Cap Growth Fund..............     .35%        .68%     .00%       1.03%            .00%          1.03%
VP Large Cap Value Fund...............     .35%        .66%     .00%       1.01%            .00%          1.01%
VP Small Cap Growth Fund..............     .34%        .99%     .00%       1.33%            .00%          1.33%
VP Small Cap Value Fund...............     .35%        .95%     .00%       1.30%            .00%          1.30%


---------------


(1) Net Total Annual Expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Net Total Annual Expenses would have been: .78% for the Davis Venture Value Portfolio; .82% for the Harris Oakmark Large Cap Value Portfolio; .77% for the Neuberger Berman Partners Mid Cap Value Portfolio; .78% for the State Street Research Aggressive Growth Portfolio; .76% for the T. Rowe Price Large Cap Growth Portfolio; and .63% for the State Street Research Diversified Portfolio.



(2) Our affiliate, MetLife Advisers, LLC ("MetLife Advisers"), and the Metropolitan Series Fund, Inc. (the "Met Series Fund") have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of certain Portfolios of the Met Series Fund, so that Net Total Annual Expenses of these Portfolios will not exceed, at any time prior to April 30, 2004, the percentages shown in the table. Under the agreement, if certain conditions are met, MetLife Advisers may be reimbursed for fees waived and Expenses paid with respect to the State Street Research Large Cap Value Portfolio if, in the future, actual Expenses of this Portfolio are less than the expense limit. Net Total Annual Expenses for the State Street Research Large Cap Value Portfolio have been restated to reflect the terms of the Expense Agreement.

(3) Net Total Annual Expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Net Total Annual Expenses would have been: 1.18% for the Harris Oakmark International Portfolio; .82% for the Janus Aggressive Growth Portfolio; .91% for the Met/AIM Mid Cap Core Equity Portfolio; 1.03% for the Met/AIM Small Cap Growth Portfolio; 1.04% for the PIMCO Innovation Portfolio; and .88% for the
    T. Rowe Price Mid-Cap Growth Portfolio.



(4) Our affiliate, Met Investors Advisory LLC ("Met Investors Advisory"), and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that Net Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2004, the percentages shown in the table. Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory. Net Total Annual Expenses for the Harris Oakmark International Portfolio, the Janus Aggressive Growth Portfolio, the Met/AIM Mid Cap Core Equity Portfolio and the T. Rowe Price Mid-Cap Growth Portfolio have been restated to reflect the terms of the Expense Limitation Agreement.



(5) Net Total Annual Expenses do not reflect the terms of a management agreement between the SEI Insurance Products Trust and SEI Investments Fund Management (the "Manager"), under which the Manager has agreed to waive all or a portion of its fee in order to limit Net Total Annual Expenses of the Funds to the following percentages: .60% for the VP Core Fixed Income Fund; 1.35% for the VP Emerging Markets Debt Fund; 1.95% for the VP Emerging Markets Equity Fund; .85% for the VP High Yield Bond Fund; 1.28% for the VP International Equity Fund; .85% for the VP Large Cap Growth Fund; .85% for the VP Large Cap Value Fund; 1.10% for the VP Small Cap Growth Fund; and 1.10% for the VP Small Cap Value Fund. Any such waiver is voluntary and may be terminated at any time.



     The fee and expense information regarding the Eligible Funds was provided by those Eligible Funds. Fidelity Variable Insurance Products, the American Funds Insurance Series and the SEI Insurance Products Trust are not affiliated with General American.



     An investment adviser or affiliates thereof may compensate General American and/or certain affiliates for administrative, distribution, or other services relating to the Eligible Funds. We (or our affiliates) may also be compensated with 12b-1 fees from the Eligible Funds. This compensation is based on assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. Some funds or their advisers (or other affiliates) may pay us more than others, and the amounts paid may be significant. An affiliate of General American may also receive brokerage commissions on securities transactions initiated by an investment adviser.


     For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

                              HOW THE POLICY WORKS
                                  [FLOW CHART]

Premium Payments

-  Flexible

-  Planned premium options

-  No Lapse Premium (in first five Policy years)

-  Secondary Guarantee Premium (to age 100)

Charges from Premium Payments

-  Sales Load: 5% (currently 2% in Policy years 11 and thereafter)

-  Premium Tax Charge: 2.5%

-  Charge for Federal Taxes: 1.25%

Cash Values

- Net premium payments invested in your choice of Eligible Fund investments or the General Account (generally after an initial period in the State Street Research Money Market Division)

- The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy

-  We do not guarantee the cash value invested in the Eligible Funds

-  Any earnings you accumulate are generally free of any current income taxes

- You may change the allocation of future net premiums at any time. You may transfer funds among investment options (and to the General Account). Currently we do not limit the number of transfers you can make in a Policy year.

- We reserve the right to impose a $25 charge on each partial withdrawal in excess of 12 per Policy year and on each transfer (including a transfer between a Division and the General Account) in excess of 12 per Policy year.

-  We limit the amount of transfers from (and in some cases to) the General
   Account

- You may allocate your cash value among a maximum of 49 accounts over the life of the Policy.

Loans

-  You may borrow your cash value

- Loan interest charge is 3.5%. (Currently we intend to charge 3.25% interest in Policy years 11-20 and 3.00% thereafter.)

- We transfer loaned funds out of the General Account and the Eligible Funds into the Loan Account where we credit them with not less than 3.0% interest.

Retirement Benefits

-  Fixed settlement options are available for policy proceeds

Death Benefit

-  Level or Variable Death Benefit Options

- Guaranteed not to be less than face amount (less any loan and loan interest) during first five Policy years if the five-year No Lapse Premium guarantee is in effect, or until age 100 if the Secondary Guarantee Rider is in effect.

- On or after age 100, equal to cash value for insureds over age 80 at issue. For insureds age 80 or younger at issue, equal to the greater of (1) cash value and (2) the lesser of the face amount on the Policy anniversary at age 80 and at age 100.

-  Income tax free to named beneficiary (generally)

Daily Deductions from Assets of the Separate Account

- Investment advisory fees and other expenses are deducted from the Eligible Fund values

Beginning of Month Charges

- We deduct the cost of insurance protection (reflecting any substandard risk or guaranteed issue rating) from the cash value each month

-  Any Rider Charges

-  Policy Charge: $25.00 per month (first year) and $6.00 per month thereafter

- Administration and Issue Expense Charge: Monthly charge ranging from approximately $.03 to $.38 per $1,000 of base Policy face amount that applies during the first ten Policy years or during the first ten Policy years following a face amount increase.

- Face Amount Increase Administration Charge: maximum one-time charge of $100 levied on each underwritten increase in the base Policy's face amount.

- Asset Charge applied against the cash value in the Separate Account at an annual rate of .60% in Policy years 1-10; .25% in Policy years 11-20; and .15% thereafter (guaranteed not to exceed 70% in Policy years 1-10; .35% in Policy years 11-20; and .25% thereafter)

Surrender Charge

- Applies on lapse, surrender, face amount reduction, or partial withdrawal or change in death benefit option that results in face reduction in first ten Policy years (or in first ten Policy years following a face amount increase). Maximum charge is 45% of Target Premium in first Policy year. After first Policy year, charge reduces ratably on a monthly basis over the remaining nine years of the surrender charge period.

Living Benefits

- If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive monthly charges during the period of disability up to certain limits.

-  You may surrender the Policy at any time for its cash surrender value

- Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender

- Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value

- Subject to our rules, you may reinstate a lapsed Policy within three years of date of lapse if it has not been surrendered

                       THE COMPANY, THE SEPARATE ACCOUNT
                             AND THE ELIGIBLE FUNDS

THE COMPANY

     General American Life Insurance Company is an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), whose principal office is located at One Madison Avenue, New York, New York 10010. General American is licensed to sell life insurance in 49 states, the District of Columbia, Puerto Rico and in ten Canadian provinces. General American's Home Office is located at 700 Market Street, St. Louis, Missouri 63101. We are obligated to pay all benefits under the Policies.

THE SEPARATE ACCOUNT

     General American Separate Account Eleven is the funding vehicle for the Policies and other General American variable life insurance policies. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Separate Account, applicable law provides that the portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Separate Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Separate Account.

THE ELIGIBLE FUNDS


     Each Division of the Separate Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the Metropolitan Series Fund, Inc., the Met Investors Series Trust, the Variable Insurance Products Fund, the Variable Insurance Products Fund II, the American Funds Insurance Series and the SEI Insurance Products Trust. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.



     The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:



METROPOLITAN SERIES FUND, INC.                 ADVISER: METLIFE ADVISERS, LLC(1)



ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
Alger Equity Growth     Fred Alger Management,   Long-term capital appreciation.
Portfolio(2)            Inc.

Davis Venture Value     Davis Selected           Growth of capital.
Portfolio(2)            Advisers, L.P.(3)

Harris Oakmark Focused  Harris Associates L.P.   Long-term capital appreciation.
Value Portfolio(2)

Harris Oakmark Large    Harris Associates L.P.   Long-term capital appreciation.
Cap Value Portfolio

Janus Mid Cap           Janus Capital            Long-term growth of capital.
Portfolio               Management LLC

Lehman Brothers         Metropolitan Life        To equal the performance of the Lehman
Aggregate Bond Index    Insurance Company        Brothers Aggregate Bond Index.
Portfolio

ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
MetLife Mid Cap Stock   Metropolitan Life        To equal the performance of the Standard &
Index Portfolio         Insurance Company        Poor's Mid Cap 400 Composite Stock Price
                                                 Index ("S&P MidCap 400 Index").

MetLife Stock Index     Metropolitan Life        To equal the performance of the Standard &
Portfolio               Insurance Company        Poor's 500 Composite Stock Price Index ("S&P
                                                 500 Index").

Morgan Stanley EAFE     Metropolitan Life        To equal the performance of the MSCI EAFE
Index Portfolio         Insurance Company        Index.

Neuberger Berman        Neuberger Berman         Capital growth.
Partners Mid Cap Value  Management Inc.
Portfolio

Putnam International    Putnam Investment        Long-term growth of capital.
Stock Portfolio         Management, LLC

Russell 2000 Index      Metropolitan Life        To equal the return of the Russell 2000
Portfolio               Insurance Company        Index.

State Street Research   State Street Research    Maximum capital appreciation.
Aggressive Growth       & Management Company
Portfolio

State Street Research   State Street Research    High total return, consisting principally of
Aurora Portfolio        & Management Company     capital appreciation.

State Street Research   State Street Research    A competitive total return primarily from
Bond Income             & Management Company     investing in fixed-income securities.
Portfolio(2)

State Street Research   State Street Research    High total return while attempting to limit
Diversified Portfolio   & Management Company     investment risk and preserve capital.

State Street Research   State Street Research    Long-term growth of capital.
Large Cap Value         & Management Company
Portfolio

State Street Research   State Street Research    A high level of current income consistent
Money Market            & Management Company     with preservation of capital.
Portfolio(2,)(4)

T. Rowe Price Large     T. Rowe Price            Long-term capital growth, and secondarily,
Cap Growth Portfolio    Associates, Inc.         dividend income.

T. Rowe Price Small     T. Rowe Price            Long-term capital growth.
Cap Growth Portfolio    Associates, Inc.



MET INVESTORS SERIES TRUST                   ADVISER: MET INVESTORS ADVISORY LLC



ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
Harris Oakmark          Harris Associates        Long-term growth of capital.
International           L.P.(5)
Portfolio (formerly,
State Street Research
Concentrated
International
Portfolio)

Janus Aggressive        Janus Capital            Long-term growth of capital.
Growth Portfolio        Management LLC

Met/AIM Mid Cap Core    AIM Capital              Long-term growth of capital.
Equity Portfolio        Management, Inc.

Met/AIM Small Cap       AIM Capital              Long-term growth of capital.
Growth Portfolio        Management, Inc.

ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
PIMCO Innovation        PIMCO Equity Advisors    Capital appreciation; no consideration is
Portfolio                                        given to income.

PIMCO Total Return      Pacific Investment       Maximum total return, consistent with the
Portfolio               Management Company LLC   preservation of capital and prudent
                                                 investment management.

T. Rowe Price Mid-Cap   T. Rowe Price            To provide long-term growth of capital.
Growth Portfolio        Associates, Inc.(6)
(formerly, MFS Mid Cap
Growth Portfolio)



FIDELITY VARIABLE INSURANCE PRODUCTS     ADVISER: FIDELITY MANAGEMENT & RESEARCH
                                                                         COMPANY



ELIGIBLE FUND                 SUB-ADVISER                    INVESTMENT OBJECTIVE
-------------                 -----------                    --------------------
VIP Asset Manager        FMR Co., Inc.            To obtain high total return with reduced
Portfolio                                         risk over the long term by allocating its
                                                  assets among stocks, bonds and short-term
                                                  instruments.

VIP Equity-Income        FMR Co., Inc.            Reasonable income. The fund will also
Portfolio                                         consider the potential for capital
                                                  appreciation. The fund's goal is to achieve
                                                  a yield which exceeds the composite yield
                                                  on the securities comprising the Standard
                                                  and Poor's 500(sm) Index (S&P 500(R)).

VIP Growth Portfolio     FMR Co., Inc.            To achieve capital appreciation.

VIP High Income          FMR Co., Inc.            A high level of current income, while also
Portfolio                                         considering growth of capital.

VIP Overseas Portfolio   FMR Co., Inc.            Long-term growth of capital.



AMERICAN FUNDS INSURANCE SERIES         ADVISER: CAPITAL RESEARCH AND MANAGEMENT
                                                                         COMPANY



ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
American Funds Global   N/A                      Capital appreciation through stocks.
Small Capitalization
Fund

American Funds Growth   N/A                      Capital appreciation through stocks.
Fund

American Funds Growth-  N/A                      Capital appreciation and income.
Income Fund



SEI INSURANCE PRODUCTS TRUST     ADVISER: SEI INVESTMENTS MANAGEMENT CORPORATION



ELIGIBLE FUND                 SUB-ADVISER                    INVESTMENT OBJECTIVE
-------------                 -----------                    --------------------
VP Core Fixed Income     Multiple sub-advisers    To provide current income consistent with
Fund                                              the preservation of capital.

VP Emerging Markets      Multiple sub-advisers    To maximize total return from a portfolio
Debt Fund                                         consisting primarily of high yield,
                                                  below-investment grade fixed income
                                                  securities from emerging markets of foreign
                                                  countries.

VP Emerging Markets      Multiple sub-advisers    To provide long-term capital appreciation
Equity Fund                                       by investing primarily in a diversified
                                                  portfolio of equity securities of emerging
                                                  market issuers.

ELIGIBLE FUND                 SUB-ADVISER                    INVESTMENT OBJECTIVE
-------------                 -----------                    --------------------
VP High Yield Bond       Multiple sub-advisers    To maximize total return by investing
Fund                                              primarily in a diversified portfolio of
                                                  higher yielding, lower rated fixed income
                                                  securities.

VP International         Multiple sub-advisers    To provide long-term capital appreciation
Equity Fund                                       by investing primarily in a diversified
                                                  portfolio of equity securities of foreign
                                                  issuers.

VP Large Cap Growth      Multiple sub-advisers    Capital appreciation by investing in the
Fund                                              equity securities of large companies.

VP Large Cap Value       Multiple sub-advisers    To provide long-term growth of capital and
Fund                                              income by investing in the equity
                                                  securities of large companies.

VP Small Cap Growth      Multiple sub-advisers    To provide long-term capital appreciation
Fund                                              by investing in equity securities of
                                                  smaller companies.

VP Small Cap Value       Multiple sub-advisers    To provide a broad level of diversification
Fund                                              in U.S. small capitalization in a
                                                  risk-controlled framework, which includes
                                                  stocks with value characteristics.


---------------

(1) Prior to May 1, 2001, Metropolitan Life Insurance Company was the adviser to the Metropolitan Series Fund, Inc.


(2) Prior to May 1, 2003, this Portfolio was a Series of the New England Zenith Fund. On that date, all Series of the New England Zenith Fund became newly organized Portfolios of the Metropolitan Series Fund, Inc. The reorganization had no effect on the investment objectives, policies or advisory fees of any Series, nor was there any change in investment adviser or sub-adviser for any Series.


(3) Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.


(4) An investment in the State Street Research Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Division investing in the Money Market Portfolio may become extremely low and possibly negative.


(5) Prior to January 1, 2003, State Street Research & Management Company was the sub-adviser to this Portfolio.


(6) Prior to January 1, 2003, Massachusetts Financial Services Company was the sub-adviser to this Portfolio.


FOR MORE INFORMATION REGARDING THE ELIGIBLE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE ELIGIBLE FUND PROSPECTUSES ATTACHED AT THE END OF THIS PROSPECTUS AND THEIR STATEMENTS OF ADDITIONAL INFORMATION.

     The Eligible Funds' investment objectives may not be met. The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

SHARE CLASSES OF THE ELIGIBLE FUNDS


     The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, Inc. we offer Class A and Class E shares, for the Met Investors Series Trust and the SEI Insurance Products Trust, we offer Class A shares only, for Fidelity Variable Insurance Products we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.

VOTING RIGHTS

     We own the Eligible Fund shares held in the Separate Account and have the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.

     We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for or against, or withhold from voting on, any proposition in the same proportion as the shares held in that Division for all policies for which we have received voting instructions.

     We will vote Eligible Fund shares held by our General Account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

     We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a Division's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.

RIGHTS RESERVED BY GENERAL AMERICAN

     We and our affiliates may change the voting procedures and vote Eligible Fund shares without Policy Owner instructions, if the securities laws change. We also reserve the right, in our discretion: (1) to add Divisions; (2) to combine Divisions; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of an Eligible Fund; (4) to substitute or close a Division to allocations of premium payments or cash value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Separate Account under the Investment Company Act of 1940; (7) to combine it with other Separate Accounts; and (8) to transfer assets supporting the Policies from one Division to another or from the Separate Account to other Separate Accounts, or to transfer assets to our General Account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Separate Account or its investments.

     We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

                                  THE POLICIES

PURCHASING A POLICY

     To purchase a Policy, you must submit a completed application and an initial premium to us at our Administrative Office. The minimum face amount for the base Policy is $50,000 unless we consent to a lower amount.

     The Policies are available for insureds age 85 or younger on an underwritten basis and from the age of 20 to 70 on a guaranteed issue basis. (We issue guaranteed issue Policies based on very limited underwriting information.) We may consent to issue the Policies on insureds up to age 90. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

     We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect your Division performance and cash values. The Policies may also be available with term riders that provide death benefit coverage at a lower overall current cost than coverage under the base Policy; however, term riders have no surrenderable cash value and terminate at the insured's age 100. To obtain more information about these other policies and term riders, contact our Home Office or your registered representative.

REPLACING EXISTING INSURANCE

     It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

POLICY OWNER AND BENEFICIARY

     The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

     The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

     A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or our Administrative Office for the procedure to follow.

     You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

24 MONTH CONVERSION RIGHT

     GENERAL RIGHT. Generally, during the first two Policy years, you may convert the Policy to fixed benefit coverage by transferring all of your Policy's cash value to the General Account. The transfer will not be subject to a transfer charge, if any, and it will have no effect on the Policy's death benefit, face amount, net amount at risk, risk classification or issue age. The request to convert to fixed benefit coverage must be in written form satisfactory to us.

     You may exercise this privilege only once within the first two Policy years. If you do so, we will automatically allocate all future net premiums to the General Account and transfers of cash value to the Separate Account will no longer be permitted.

     The Policy permits us to limit allocations to the General Account under some circumstances. (See "The General Account.") If we limit such allocations, you may still exercise the 24 Month Conversion Right.

     FOR POLICIES ISSUED IN MARYLAND AND CONNECTICUT. Under Policies issued in Maryland and Connecticut, you can exchange the face amount of your Policy for a fixed benefit life insurance policy issued by us or an affiliate provided that you repay any policy loans and (1) the Policy has not lapsed and (2) the exchange is made within the first two Policy years. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy. We make the exchange without evidence of insurability. The new policy will have the same face amount as that being exchanged. The new policy will have the same issue age, underwriting class and policy date as the variable life policy had.

     Contact our Administrative Office or your registered representative for more specific information about the 24 Month Conversion Right in these states. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

CHANGE OF INSURED PERSON

     We offer a benefit that permits you to change the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable and that you have an insurable interest in that person's life. The right to change the insured person is subject to some restrictions, may result in a cost or credit to you. A change of the insured person is a taxable exchange. In addition, a change of the insured person could reduce the amount of premiums you can pay into the Policy under Federal tax law and, therefore, may require a partial withdrawal of cash value. (No Surrender Charge will apply.)

     Your registered representative can provide current information on the availability of this benefit. You should consult your tax adviser before changing the insured person under your Policy.

                                    PREMIUMS

FLEXIBLE PREMIUMS

     Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which is a level amount. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $10.

     You can pay Planned Premiums on an annual, semi-annual or quarterly schedule or, with our consent, monthly. You can change your Planned Premium schedule by sending your request to us.

     You may make payments by check or money order. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may also choose to have us withdraw your premium payments from your bank checking account. (This is known as the Pre-Authorized Checking Arrangement.)

     You may not make premium payments on or after the Policy anniversary when the insured reaches age 100, except for premiums required during the grace period.

     If any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a "Modified Endowment Contract" and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit". (See "Tax Considerations".) The amount of your "7-pay limit" is shown in your Policy illustration. In addition, if you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. You need our consent if, because of tax law requirements, a payment would increase the Policy's death benefit by more than it would increase cash value. We may require evidence of insurability before accepting the payment.

     We allocate net payments to your Policy's Divisions as of the date we receive the payment. (See "Receipt of Communications and Payments at General American's Administrative Office".) If you make a payment that exceeds the "7-pay limit", we will notify you and give you an opportunity to receive a refund of the excess premium to prevent your Policy from becoming a Modified Endowment Contract. However, when we receive a premium payment prior to the Policy anniversary and it is in response to a premium bill, if allocating the premium immediately to the

Policy would cause the Policy to become a Modified Endowment Contract, we will wait until the day after the Policy anniversary to allocate the premium to the Divisions.

     Under our current processing, unless you instruct us otherwise in writing, amounts paid while a Policy loan is outstanding are treated as premiums. We do not treat a payment as a repayment of a Policy loan unless you instruct us to.

     If you have a Policy loan, it may be better to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. (See "Loans" and "Deductions from Premiums".)

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

     INVESTMENT START DATE. Your initial premium is credited with investment performance as of the investment start date. The investment start date is the later of the date when we first receive a premium payment for the Policy at our Administrative Office and the Policy Date. (See "Receipt of Communications and Payments at General American's Administrative Office".)


     PREMIUM WITH APPLICATION. If you make a premium payment with the application, unless you request otherwise, the Policy Date and the investment start date will generally be the same. If Part II of the application is required, the Policy Date and, therefore, the investment start date, may be delayed until the Part II is signed. You may only make one premium payment with the application. The minimum amount you must pay is set forth in the application. If you make a premium payment with the application we will cover the insured under a temporary insurance agreement. (See "Death Benefits".)


     If we issue the Policy, Monthly Deductions begin from the Policy Date, even if we delayed issuance for underwriting. Monthly Deductions are based on the face amount of the Policy issued, even if the temporary insurance coverage was for a lesser amount. When the Policy is delivered to you, you must pay any remaining monthly No Lapse Premiums for the period between the Policy Date and the Delivery Date. (See "Premiums".) If we decline an application, we refund the premium payment.

     PREMIUM ON DELIVERY. If you pay the initial premium on delivery of the Policy, unless you request otherwise, the Policy Date will generally be the date the Policy is delivered to you. The investment start date will generally be the date on which the premium is received at our Administrative Office. In New Jersey, the Policy Date and the investment start date will be the date on which your premium payment is received at our Administrative Office.

     BACKDATING. We may consent to backdate a Policy, if you request, by assigning a Policy Date earlier than the date the application is signed. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the No Lapse Premiums due for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges. Backdating is not available in New Jersey.

RIGHT TO EXAMINE POLICY

     You may cancel the Policy or an increase in face amount within ten days (more in some states) after you receive it. You may return the Policy or face amount increase to us or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund any premiums paid (or any other amount that is required by state insurance law). If you return an increase in face amount, it is cancelled from its beginning, and we will return to your cash value the Monthly Deductions for the increase, as well as the Face Amount Increase Administration Charge.

ALLOCATION OF NET PREMIUMS

     Your cash value is held in the General Account of General American or an affiliate until we issue the Policy. We credit the first net premium with net investment experience equal to that of the State Street Research Money Market Division from the investment start date until the day we apply the initial premium to the Policy (in states that require a refund of premiums if you exercise the Right to Examine Policy provision, until 15 days after we apply the initial premium to the Policy). Then, we allocate the cash value to the Divisions and/or the General Account as you choose. You can allocate to a cumulative maximum of 49 accounts (including the General Account) over the life of the Policy. You may allocate any whole percentage to a Division. For special rules regarding allocations to the General Account, see "The General Account".

     You make the initial premium allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone or in writing. (See "Receipt of Communications and Payments at General American's Administrative Office.")

     We will maintain an ongoing record of the accounts to which you allocate premiums and cash values. Each time you make an allocation to an account that has not previously received an allocation, the account will be added to your cumulative lifetime total. An account will not be counted more than once. You may therefore transfer all cash value out of an account and later reallocate cash value or premiums to that same account without increasing the number of accounts utilized. If an underlying fund is replaced by a new fund, the transfer of cash value to the new fund will not be considered a new allocation. Allocating premiums and cash value among a large number of accounts in early Policy years may limit your ability to take advantage of new funds that may be added in later years.

     We allocate net premiums to your Policy's Divisions on the day the payments are received at our Administrative Office, if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day when the New York Stock Exchange is not open, will be allocated to your Policy's Divisions on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at General American's Administrative Office".)

     When we allocate net premiums to your Policy's Divisions, we convert them into accumulation units of the Divisions. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. (See "Cash Value".)

  RECEIPT OF COMMUNICATIONS AND PAYMENTS AT GENERAL AMERICAN'S ADMINISTRATIVE
                                     OFFICE

     We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Administrative Office before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open.

     The Administrative Office for various Policy transactions is as follows:

Premium Payments                       General American
                                       P.O. Box 14490
                                       St. Louis, MO 63178-4490

Payment Inquiries and                  General American
Correspondence                         Remittance Processing
                                       4100 Boy Scout Blvd.
                                       Tampa, FL 33607

Beneficiary and Ownership              General American
Changes                                P.O. Box 355
Surrenders, Loans,                     Warwick, RI 02887-0355
Withdrawals and
Division Transfers
Death Claims

Cancellations (Free Look               General American
Period)                                13045 Tesson Ferry Road
                                       St. Louis, MO 63128

All Telephone                          (800) 638-9294
Transactions and Inquiries

PAYMENT OF PROCEEDS

     We ordinarily pay any cash surrender value, loan value or death benefit proceeds from the Divisions within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Divisions: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted as determined by the SEC, (ii) if the SEC by order permits postponement or determines that an emergency exists that makes payments or Division transfers impractical, or (iii) at any other time when the Eligible Funds or the Separate Account have the legal right to suspend payment.

     Unless otherwise requested, we may apply the Policy's death proceeds to our Total Control Account. We establish a Total Control Account at a banking institution at the time for payment. The Total Control Account is an interest-bearing checking account through which you have convenient and complete access to the proceeds, which are maintained in our General Account or that of an affiliate. Interest is credited at an effective rate of 3% per year.

                                   CASH VALUE

     Your Policy's total cash value includes its cash value in the Separate Account and in the General Account. If you have a Policy loan, the cash value also includes the amount we hold in the Loan Account as a result of the loan. The cash value reflects:

     -- net premium payments

     -- the net investment experience of the Policy's Divisions

     -- interest credited to cash value in the General Account

     -- interest credited to amounts held in the Loan Account for a Policy loan

     -- the death benefit option you choose

     -- Policy charges

     -- partial withdrawals

     -- transfers among the Divisions and the General Account.

     The Policy's total cash value in the Separate Account equals the number of accumulation units credited in each Division multiplied by that Division's accumulation unit value. We convert any premium, interest earned on loan cash value, or cash value allocated to a Division into accumulation units of the Division. Surrenders, partial withdrawals, Policy loans, transfers and charges deducted from the cash value reduce the number of accumulation units credited in a Division. We determine the number of accumulation units by dividing the dollar amount of the transaction by the Division's accumulation unit value next determined following the transaction. (In the case of an initial premium, we use the accumulation unit value on the investment start date).

     The accumulation unit value of a Division depends on the net investment experience of its corresponding Eligible Fund and reflects fees and expenses of the Eligible Fund. We determine the accumulation unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent accumulation unit value by the net investment factor ("NIF") for that day (see below).

     The NIF for a Division reflects:

     -- the change in net asset value per share of the corresponding Eligible
        Fund (as of the close of regular trading on the Exchange) from its last value,

     -- the amount of dividends or other distributions from the Eligible Fund since the last determination of net asset value per share, and

     -- any deductions for taxes that we make from the Separate Account.

     The NIF can be greater or less than one.

                                 DEATH BENEFITS

     If the insured dies while the Policy is in force, we pay a death benefit to the beneficiary. Coverage under the Policy generally begins with payment of the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited period that usually begins when we receive the premium for the Policy (or, if later, on the date when Part II of the application is signed). The maximum temporary coverage is the lesser of the amount of insurance applied for and $500,000. We may increase these limits. These provisions vary in some states.

     DEATH BENEFIT OPTIONS--TO AGE 100. When you apply for a Policy, you must choose between two death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you.

     The Option A (Face Amount) death benefit is equal to the face amount of the Policy. The Option A death benefit is fixed, subject to increases required by the Internal Revenue Code of 1986 (the "Code").

     The Option B (Face Amount Plus Cash Value) death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option B death benefit is also subject to increases required by the Internal Revenue Code.

     CHOICE OF TAX TEST. The Internal Revenue Code requires the Policy's death benefit to be not less than an amount defined in the Code. As a result, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements.

     When you apply for your Policy, you select which tax test will apply to the death benefit. You will choose between: (1) the guideline premium test, and (2) the cash value accumulation test. The test you choose at issue cannot be changed.

     Under the GUIDELINE PREMIUM TEST, the death benefit will not be less than the cash value times the guideline premium factor. See Appendix A.

     Under the CASH VALUE ACCUMULATION TEST, the death benefit will not be less than the cash value times the net single premium factor set by the Code. Net single premium factors are based on the age, smoking status, underwriting class and sex of the insured at the time of the calculation. Sample net single premium factors appear in Appendix A.

     If cash value growth in the later Policy years is your main objective, the guideline premium test may be the appropriate choice because it does not require as high a death benefit as the cash value accumulation test, and therefore cost of insurance charges may be lower, once the Policy's death benefit is subject to increases required by the Code. If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount, and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your main objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit.

     If you seek to reduce the cost of your insurance protection in the first ten Policy years, it is generally to your economic advantage to include some portion or percentage of your insurance coverage under a Supplemental Coverage Term Rider, because current charges for the rider are lower than for the base Policy in Policy years 1 through 10. In Policy years 11 through 25 current charges are the same, but starting in Policy year 26 (or the insured's age 95, if earlier), current charges for coverage under the rider are higher than under the base Policy. Guaranteed maximum charges on the rider are generally higher in all Policy years (except under Policies issued in New Jersey, where they are the same as for the base Policy). In determining how much rider coverage to include, you must balance the cost savings to be gained in the first ten Policy years against the increased cost of coverage in later Policy years. You should also be aware that unlike the base Policy, the Supplemental Coverage Term Rider terminates at age 100, and the benefit provided by the Acceleration of Death Benefit Rider (described below) does not apply to the coverage under the Supplemental Coverage Term Rider. Reductions in the face amount of the Supplemental Coverage Term Rider can only occur on Policy anniversaries.

     Reductions in or elimination of term rider coverage do not trigger a Surrender Charge, and use of a term rider generally reduces sales compensation. Because the term insurance riders don't have surrender charges, a Policy providing insurance coverage with a combination of base Policy and term rider will have a lower maximum surrender charge than a Policy with the same amount of insurance coverage provided solely by the base Policy. However, like the cost of coverage under the Policy, charges deducted from the Policy's cash value to pay for term rider coverage no longer participate in the investment experience of the Separate Account, and usually increase with the age of the covered individual. Term riders have no surrenderable cash value.

     Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Your registered representative can provide you more information on the uses of term rider coverage.

     AGE 100. If the death benefit is payable on or after the insured's attained age 100, the death benefit will be:

     -- the cash value on the date of death, if the insured was older than 80 at issue, or

     -- the greater of (1) the cash value on the date of death, and (2) the lesser of the face amount of the Policy on the Policy anniversary when the insured was 80 and the face amount on the Policy anniversary when the insured is 100, if the insured was 80 or younger at issue.

DEATH PROCEEDS PAYABLE

     The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If death occurs during the grace period, we reduce the proceeds by the amount of unpaid Monthly Deductions. (See "Lapse and Reinstatement".) We increase the death proceeds (1) by any rider benefits payable and (2) by any cost of insurance charge made for a period beyond the date of death.

     We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit.

     SUICIDE. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit is limited to premiums paid, less any outstanding loan and loan interest to the date of death and partial withdrawals. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) after the effective date of an increase in face amount, the death benefit for such increase will be limited to the Monthly Deductions for the increase. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)

CHANGE IN DEATH BENEFIT OPTION

     After the first Policy year and prior to the insured's attained age 100 (85 in Florida and Oregon), you may change your death benefit option by written request to our Administrative Office. The change will be effective on the monthly anniversary on or following the date we receive your request. We may require proof of insurability. A change in death benefit option may have tax consequences.

     If you change from Option A (Face Amount) to Option B (Face Amount Plus Cash Value), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $50,000 requires our consent. If we reduce the face amount, we will first reduce any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, then the face amount of any Supplemental Coverage Term Rider, then any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), but not below the Policy minimum, and finally the face amount of any Adjustable Benefit Term Rider. A partial withdrawal of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. A Surrender Charge may apply to a Policy face amount reduction or partial withdrawal that reduces the face amount on a change from Option A to Option B. (See "Surrender Charge".)

     If you change from Option B (Face Amount Plus Cash Value) to Option A (Face Amount), we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change.

INCREASE IN FACE AMOUNT

     You may increase the Policy's face amount. We require satisfactory evidence of insurability, and the insured's attained age must not exceed the maximum age at which we currently offer new insurance for the amount of the increase. The minimum amount of increase permitted is $10,000 ($20,000 for insureds aged 90). The increase is effective on the monthly anniversary on or next following our receipt of a completed request at our Administrative Office. An increase in face amount may have tax consequences.

     A Face Amount Increase Administration Charge of $100 applies to each underwritten face amount increase, and is deducted from the Policy's cash value on the monthly anniversary when the increase takes effect. The face amount increase will have its own Target Premium, as well as its own Surrender Charge, monthly Administration and Issue Expense Charge rates, current cost of insurance rates, and Right to Examine Policy and suicide and contestability periods as if it were a new Policy. (See "Surrender Charge", "Monthly Deduction from Cash Value", "Partial Withdrawal" and "Reduction in Face Amount".) When calculating the monthly cost of insurance charge, we attribute the Policy's cash value first to any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), then to the Supplemental Coverage Term Rider, then to the Adjustable Benefit Term Rider, and finally to any face amount increases in the order in which they were issued, for purposes of determining the net amount at risk.

REDUCTION IN FACE AMOUNT

     After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. You may reduce your Policy's face amount by reducing the face amount of your Supplemental Coverage Term Rider or your Adjustable Benefit Term Rider, if applicable, or by reducing the face amount of your base Policy.

     If you decrease the face amount of your base Policy, we deduct any Surrender Charge that applies from the Policy's cash value in proportion to the amount of the face amount reduction. (A reduction in the face amount of your Supplemental Coverage Term Rider or Adjustable Benefit Term Rider will not trigger a Surrender Charge.)

     A face amount reduction usually decreases the Policy's death benefit. (However, if we are increasing the death benefit to satisfy Federal income tax laws, a face amount reduction will not decrease the death benefit unless we deduct a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable.)

We also may decrease any rider benefits attached to the Policy. The amount of any face reduction must be at least $10,000, and the face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

     If you choose to reduce your base Policy face amount, we will first decrease any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, and then any remaining initial face amount (including any increase in face amount from a prior change in death benefit option).

     A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy under the guideline premium test. In these cases, a portion of the Policy's cash value may have to be paid to you to comply with Federal tax law.

     A face amount reduction takes effect as of the monthly anniversary on or next following the date when we receive a request. You may only reduce the face amount of your Supplemental Coverage Term Rider on the Policy anniversary. You can contact your registered representative or our Administrative Office for information on face reduction procedures.

     A reduction in the face amount of a Policy may create a Modified Endowment Contract or have other adverse tax consequences. If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations".)

                       SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDER

     You may surrender a Policy for its cash surrender value at any time while the insured is living. We determine the cash surrender value as of the date when we receive the surrender request. (See "Receipt of Communications and Payments at General American's Administrative Office".) The cash surrender value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge".) You may apply all or part of the cash surrender value to a payment option. Once a Policy is surrendered, all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL WITHDRAWAL

     After the Right to Examine Policy period you may withdraw a portion of the Policy's cash surrender value. A partial withdrawal reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. A partial withdrawal may also reduce rider benefits. We reserve the right to decline a partial withdrawal request that would reduce the face amount below the Policy's required minimum. The minimum amount of a partial withdrawal request must be $500.

     We have the right to limit partial withdrawals to no more than 90% of the cash surrender value. In addition, a partial withdrawal will be limited by any restriction that we currently impose on withdrawals from the General Account. (See "The General Account".) Currently, we permit partial withdrawals of up to 100% of the cash surrender value in the Separate Account. We have the right to limit partial withdrawals to twelve per Policy year. Currently we do not limit the number of partial withdrawals. We reserve the right to impose a charge of $25 on each partial withdrawal in excess of twelve per Policy year.


     If a partial withdrawal reduces your Policy's face amount, the amount of the Surrender Charge that will be deducted from your cash value is an amount that is proportional to the amount of the face reduction. The amount deducted will reduce the remaining Surrender Charge payable under the Policy. For the first partial withdrawal in each Policy year, no Surrender Charge will apply on up to 10% of the cash surrender value at the time of the withdrawal (or, if less, the amount of the partial withdrawal).


     Any face amount reduction resulting from a partial withdrawal will reduce the face amount in the following order: any remaining initial face amount (including face amount increases resulting from a change in death benefit option) down to the required minimum (excluding riders), the amount of any Supplemental Coverage Term Rider, the face amount of any Adjustable Benefit Term Rider, and any face amount increases in the same order in which they were issued.

     You may not reinvest cash value paid upon a partial withdrawal in the Policy except as premium payments, which are subject to the charges described under "Deductions from Premiums".

     Unless you request otherwise, a partial withdrawal reduces the cash value in the Divisions of the Separate Account and the General Account in the same proportion that the cash value in each bears to the Policy's total unloaned cash value. If current restrictions on the General Account will not permit this allocation, we will ask you for an acceptable allocation. We determine the amount of cash surrender value paid upon a partial withdrawal as of the date when we receive a request. You can contact your registered representative or our Designated Office for information on partial withdrawal procedures. (See "Receipt of Communications and Payments at General American's Administrative Office".)

     A reduction in the death benefit as a result of a partial withdrawal may create a Modified Endowment Contract or have other adverse tax consequences. If you are contemplating a partial withdrawal, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations".)

     ANNIVERSARY PARTIAL WITHDRAWAL RIDER. This rider is available to you at no cost at issue of the Policy if the insured is age 85 or younger. If you choose the rider, you can make a partial withdrawal of cash value on any Policy anniversary until age 95 of the insured, without reducing the Policy's face amount. You can withdraw the greater of (1) 15% of the cash surrender value at the beginning of the Policy year, and (2) the increase in cash surrender value since the last Policy anniversary.

     The minimum amount withdrawn must be $500. Any limits that would otherwise apply to a partial withdrawal do not apply to a withdrawal under this rider. However, if you make a partial withdrawal (1) for more than the amount permitted under the rider, or (2) on a day other than the Policy anniversary, the rider will terminate. It also terminates at age 95 of the insured, or upon your request.

     SPLIT DOLLAR PARTIAL WITHDRAWAL. If the Policy is issued in connection with a split dollar insurance arrangement, after the first Policy year, you will have a one-time right to request a withdrawal of up to the entire cash surrender value without regard to the General Account withdrawal limits. Exercise of this right must be accompanied by a release of the collateral assignment, if applicable. Normal withdrawal rules apply unless you specifically request your withdrawal in reference to the split dollar partial withdrawal provision. At the time of your request, you must elect one of the following Withdrawal Options:

     1. Dollar for dollar withdrawal option, under which the amount of any face amount reduction and associated Surrender Charge are determined in the same manner as for any other partial withdrawal.

     2. Split dollar rollout withdrawal option, under which the amount of any face amount reduction is limited to the amount that would result in a recapture ceiling taxable amount of zero.


The split dollar partial withdrawal endorsement is only available at issue and will automatically be included with any policy issued under a split dollar arrangement. There is no current cost for this endorsement, however, we reserve the right to assess a transaction charge of no more than $25 for a withdrawal. The endorsement is not available if you have selected the Anniversary Partial Withdrawal Rider. You should consult a tax adviser with respect to the tax consequences of the rider.


                                   TRANSFERS

TRANSFER OPTION

     You may transfer your Policy's cash value between the Divisions and to and from the General Account. (In states where we refund your premium if you exercise the Right to Examine Policy provision, your right to transfer begins after the first 15 days following application of the initial premium to the Policy.) We reserve the right to limit transfers to twelve per Policy year. Currently we do not limit the number of transfers per Policy year. We reserve the right to make a charge of $25 per transfer for transfers in excess of twelve in a Policy year. We treat all transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request. (See "Receipt of Communications and Payments at General American's Administrative Office".) For special rules regarding transfers involving the General Account, see "The General Account".

     We did not design the Policy's transfer privilege to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Eligible Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisers or registered representatives acting under power(s) of attorney from one or more Policy Owners. In addition, certain Eligible Funds may restrict or refuse purchases of their shares, and impose a redemption fee as a result of certain market timing activities. You should read the prospectuses of the Eligible Funds for more details. We will notify an affected Policy Owner in a timely manner of any actions we take to restrict his or her ability to make transfers.

     You may request a transfer or a reallocation of future premiums by written request (which may be telecopied) to us, by telephoning us, or, for Policies that are not business-owned, over the Internet. To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-638-9294. We use reasonable procedures to confirm that instructions communicated by telephone are genuine. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions.

     Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

DOLLAR COST AVERAGING/PORTFOLIO REBALANCING

     The Policy offers two automated transfer privileges: dollar cost averaging and portfolio rebalancing. With dollar cost averaging, your cash value will be transferred periodically from the State Street Research Money Market Division to one or more other Divisions that you select. With portfolio rebalancing, your cash value will be automatically reallocated among the Divisions and the General Account periodically to return the allocation to the percentages you specify. These transfer privileges allow you to take advantage of investment fluctuations, but neither assures a profit nor protects against a loss in declining markets. Dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities. You should consider your financial ability to continue purchases through periods of fluctuating price levels. You may not participate in both dollar cost averaging and portfolio rebalancing at the same time. If we exercise our right to limit the number of transfers in the future, or to impose a charge for transfers in excess of 12 per Policy year, transfers under these programs will not count against the total number of transfers allowed, nor be subject to any charge. For more information about these features, please contact your registered representative or see the Statement of Additional Information.

                                     LOANS

     You may borrow all or part of the Policy's "loan value". The loan value equals the Policy's cash value net of the Surrender Charge, reduced by the Monthly Deductions and interest charges through the next Policy anniversary, increased by interest credits through the next Policy anniversary, less any existing Policy loans. The minimum loan amount is $500. We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at General American's Administrative Office".) You may increase your risk of lapse if you take a loan. You should contact our Administrative Office or your registered representative for information on loan procedures.

     A Policy loan reduces the Policy's cash value in the Divisions by the amount of the loan. A loan repayment increases the cash value in the Divisions by the amount of the repayment. Unless you request otherwise, we attribute

Policy loans to the Divisions of the Separate Account and the General Account in proportion to the cash value in each. We transfer cash value equal to the amount of the loan from the Divisions and the General Account to the appropriate Loan Sub-Account within the Loan Account (which is part of the General Account). The Loan Account has a Loan Sub-Account that corresponds to each Division of the Separate Account and the General Account.

     You may repay all or part of your loan at any time while the insured is still alive. When you make a loan repayment, we transfer an amount of cash value equal to the repayment from the Loan Account to the Divisions of the Separate Account and to the General Account in the same proportion that the cash value in each Loan Sub-Account bears to the total cash value in the Loan Account. (See "Receipt of Communications and Payments at General American's Administrative Office".)

     We guarantee that the interest rate charged on Policy loans will not be more than 3.50% per year. Currently, we charge:

     -- 3.5% in Policy years 1-10

     -- 3.25% in Policy years 11-20

     -- 3.00% in Policy years 21+.

     Policy loan interest is due and payable annually on each Policy anniversary. If not paid when due, we add the interest accrued to the loan amount, and we transfer an amount of cash value equal to the unpaid interest from the Divisions and the General Account to the appropriate Loan Sub-Accounts in the same manner as a new loan.

     Cash value in the Loan Account earns interest at not less than 3% per year and is transferred on each Policy anniversary to the Divisions of the Separate Account and to the General Account in the same proportion that the cash value in each Loan Sub-Account bears to the total cash value in the Loan Account. The interest credited will also be transferred: (1) when you take a new loan; (2) when you make a full or partial loan repayment; and (3) when the Policy enters the grace period.

     The amount taken from the Policy's Divisions as a result of a loan does not participate in the investment experience of the Divisions. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

     If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the premium payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums".)


     A loan that is taken from, or secured by, a Policy may have tax consequences. Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a Modified Endowment Contract should generally not be treated as a taxable distribution. Nevertheless, the tax consequences associated with loans outstanding after the tenth Policy year are uncertain. A tax adviser should be consulted when considering a loan.


                            LAPSE AND REINSTATEMENT

LAPSE

     In general, in any month that your Policy's cash surrender value is not large enough to cover a Monthly Deduction, your Policy will be in default, and may lapse. Two types of premium payment levels can protect your Policy against lapse (1) for the first five Policy years, and (2) until age 100 of the insured.

     FIRST FIVE POLICY YEARS. In general, if you pay the five-year No Lapse Monthly Premiums on time, the Policy will not lapse even if the cash surrender value is less than the Monthly Deduction in any month. The No Lapse Premium guarantee will be in effect for any month in which the total premiums you have paid, less all partial withdrawals and any outstanding Policy loan and loan interest, and less any cash value that may have been paid to you to enable the Policy to continue to qualify as life insurance for Federal tax purposes, are at least equal to the total No Lapse Premiums for the Policy up to that Policy month. If your total premium payments do not equal this amount, you will not have the protection of the five-year No Lapse Premium Guarantee. The guarantee will not apply if your Policy lapses and you later reinstate it. The No Lapse Monthly Premium is one-twelfth of the No Lapse Annual Premium amount shown in your Policy.

     TO AGE 100. In general, if you choose the Secondary Guarantee Rider and pay the Secondary Guarantee Premiums on time, the Policy can stay in force until the insured reaches age 100, even if the cash surrender value is less than the Monthly Deduction in any month. Similar to the No Lapse Premium guarantee, the Secondary Guarantee will be in effect for any month in which the total premiums you have paid, less all partial withdrawals and any outstanding Policy loan and loan interest, and less any cash value paid to you to enable the Policy to continue to qualify as life insurance for Federal tax purposes, are at least equal to the sum of the Secondary Guarantee Premiums for the Policy up to that Policy month. If the premiums you have paid do not equal this amount, you will not have the protection of the Secondary Guarantee Rider. We will restrict any payment that would cause the Policy to fail to meet the definition of life insurance under the Internal Revenue Code. This limitation will not cause the Secondary Guarantee Rider to terminate.

     The No Lapse Premium and the Secondary Guarantee Premium will be recalculated due to certain Policy changes. Each will be recalculated if (1) you change the face amount, (2) you add, delete or change rider coverage, (3) the rating classification of your Policy is changed, or (4) we correct a misstatement of the insured's age or sex. In addition, the No Lapse Premium will be recalculated if you change the insured, and the Secondary Guarantee Premium will be recalculated if you change your death benefit option.

     If you choose the Secondary Guarantee Rider, the Monthly Deduction will include a charge for the rider until the rider terminates when the insured reaches age 100, unless the rider terminates before then. The rider will also terminate upon request or in the event of the following:

     --  death of the insured

     --  termination of the Policy

     --  change of insured

     -- addition of a term rider on the life of someone other than the insured, if you have selected the guideline premium test for the Policy.

     If your Policy is protected against lapse by the five-year No Lapse Premium guarantee or the Secondary Guarantee Rider, we make the Monthly Deduction regardless of the amount of your cash surrender value. If your cash surrender value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your cash surrender value to have a negative balance. During any period in which your Policy has negative cash value, no earnings will be credited to the Policy. If a negative cash surrender value balance is not restored, then upon termination of the guarantee period, you will have to pay an amount sufficient to cover the accumulated outstanding Monthly Deductions, in addition to the amount you are required to pay to prevent lapse at the end of the grace period, in order to keep the Policy in force.

     If your Policy is in default, you have a 62-day grace period for payment of a premium large enough to keep the Policy in force. The amount due is the least of: a premium large enough to cover the Monthly Deduction amount due and all deductions from the premium; a premium large enough to satisfy the Secondary Guarantee Rider requirement, if the Policy has the rider; and a premium large enough to meet the five-year No Lapse Monthly Premium test. We will tell you the amount due. You have insurance coverage during the grace period, but if the insured dies before you have paid the premium, we deduct from the death proceeds the amount due for the period before the date of death. If you have not paid the required premium by the end of the grace period, your Policy will lapse without value.

     Your Policy may also lapse if Policy loans plus accrued interest exceed the Policy's cash value less the Surrender Charge. In these circumstances, we notify you that the Policy is going to terminate. The Policy terminates without value unless you make a sufficient payment within the later of 62 days from the monthly anniversary immediately before the date when the excess loan occurs or 31 days after we mail the notice. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

REINSTATEMENT

     If your Policy has lapsed, in most states you may reinstate it within three years after the date of lapse if the insured has not attained age 100. If more than three years have passed, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us.

     If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges except cost of insurance and the Policy loan interest rate, we do not count the amount of time that a Policy was lapsed.

     Some states may require a different grace period than that described above. Please read the grace period provision of your Policy for details.

                          ADDITIONAL BENEFITS BY RIDER

     You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Separate Account.

     The following riders and endorsements, some of which have been described previously, are available:

     SUPPLEMENTAL COVERAGE TERM RIDER, which provides non-convertible term insurance that terminates at age 100.

     TEMPORARY TERM RIDER, which provides insurance coverage from the date coverage is approved until a later Policy Date.

     SECONDARY GUARANTEE RIDER, which provides for a guaranteed death benefit to age 100.

     WAIVER OF MONTHLY DEDUCTION RIDER, which provides for waiver of Monthly Deductions upon the disability of the insured.

     WAIVER OF SPECIFIED PREMIUM RIDER, which provides for waiver of a specified amount of monthly premium in the event of the disability of the insured.

     GUARANTEED SURVIVOR PLUS PURCHASE OPTION, which allows the beneficiary, upon the death of the insured, or the owner, under specified circumstances, to purchase coverage on a designated life or lives without providing evidence of insurability.

     OPTIONS TO PURCHASE ADDITIONAL LIFE INSURANCE RIDER, which allows the Owner to purchase additional coverage on the insured without providing evidence of insurability.

     OPTION TO PURCHASE LONG-TERM CARE INSURANCE RIDER, which allows the Owner to purchase long-term care coverage on the insured without providing evidence of insurability.

     ADJUSTABLE BENEFIT TERM RIDER, which provides term insurance coverage on the insured that allows annual adjustments and which terminates at age 100.

     ACCELERATION OF DEATH BENEFIT RIDER, which provides for an accelerated payment of all or part of the Policy's death benefit, on a discounted basis, if the insured is terminally ill, as defined in the rider.

     ANNIVERSARY PARTIAL WITHDRAWAL RIDER, which allows cash value to be withdrawn without reducing the Policy's face amount.

     SPLIT DOLLAR PARTIAL WITHDRAWAL ENDORSEMENT, which provides for a one-time withdrawal of cash value in connection with a split dollar life insurance arrangement.

     Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

                              THE GENERAL ACCOUNT

     THE POLICY HAS A GENERAL ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT.

     You may allocate net premiums and transfer cash value to the General Account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the General Account are not registered under the Securities Act of 1933. The General Account is not registered as an investment company under the Investment Company Act of 1940. Therefore, neither the General Account nor any interest therein is generally subject to the provisions of these Acts, and the SEC does not review General Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

     The General Account includes all of our assets except assets in the Separate Account or in our other separate accounts. We decide how to invest our General Account assets. General Account allocations do not share in the actual investment experience of the General Account. Instead, we guarantee that the General Account will credit interest at an annual effective rate of at least 3%. We may or may not credit interest at a higher rate. We declare the current interest rate for the General Account periodically. The General Account earns interest daily.

VALUES AND BENEFITS

     Cash value in the General Account increases from net premiums allocated and transfers to the General Account and General Account interest, and decreases from loans, partial withdrawals made from the General Account, charges and transfers from the General Account. We deduct charges from the General Account and the Policy's Divisions in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value".) A Policy's total cash value includes cash value in the Separate Account, the General Account, and any cash value held in the Loan Account due to a Policy loan.

     Cash value in the General Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Separate Account. (See "Death Benefits".)

POLICY TRANSACTIONS

     Except as described below, the General Account has the same rights and limitations regarding premium allocations, transfers, loans, surrenders and partial withdrawals as the Separate Account. The following special rules apply to the General Account.

     After the Right to Examine Policy period, a portion of the cash value may be withdrawn from the General Account or transferred from the General Account to the Separate Account. The amount of any partial withdrawal (net of applicable Surrender Charges) or any transfer must be at least $500, unless the balance remaining would be less than $100, in which case you may withdraw or transfer the entire General Account cash value. No amount may be withdrawn from the General Account that would result in there being insufficient cash value to meet any Surrender Charges that would be payable immediately following the withdrawal upon the surrender of the remaining cash value in the Policy. The total amount of transfers and withdrawals in a Policy year may not exceed a Maximum Amount equal to the greater of (a) 25% of the Policy's cash surrender value in the General Account at the beginning of the Policy year, or (b) the previous Policy year's Maximum Amount (not to exceed the total cash surrender value of the Policy).

     Transfers and premium allocations to, and withdrawals from, the General Account are limited by the Maximum Allocation Percent and Maximum Withdrawal Percent Limit set forth in your Policy and in effect at the time a transfer request is made.

     There is no transaction charge for the first twelve partial withdrawals or twelve transfers in a Policy year. We reserve the right to limit partial withdrawals and transfers to twelve each in a Policy year and to impose a charge of $25 for each partial withdrawal or transfer in excess of twelve in a Policy year. We may revoke or modify the privilege of transferring amounts to or from the General Account at any time. Partial withdrawals will result in the imposition of any applicable Surrender Charges.

     Unless you request otherwise, a Policy loan reduces the Policy's cash value in the Divisions and the General Account proportionately. We allocate all loan repayments in the same proportion that the cash value in each Loan Sub-Account bears to the total value of the Loan Account. The amount transferred from the Policy's Divisions and the General Account as a result of a loan earns interest at an effective rate of at least 3% per year, which we credit to the Policy's cash value in the Divisions and the General Account in proportion to the Policy's cash value in each on the day it is credited.

     Unless you request otherwise, we take partial withdrawals from the Policy's Divisions and the General Account in the same proportion that the cash value in each account bears to the Policy's total unloaned cash value. If current restrictions on the General Account will not permit this allocation, we will ask you for an acceptable allocation.

     We can delay transfers, surrenders, withdrawals and Policy loans from the General Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                                    CHARGES

     We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:

     - the death benefit, cash, and loan benefits under the Policy

     - investment options, including premium allocations

     - administration of elective options

     - the distribution of reports to Policy Owners

Costs and expenses we incur:

     - costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

     - overhead and other expenses for providing services and benefits

     - sales and marketing expenses

     - other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

     - that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate

     - that the cost of providing the services and benefits under the Policies exceed the charges we deduct

     The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and surrender charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the Asset Charge and the cost of insurance charge, to help cover those expenses. We may profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

     Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your cash value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and the federal tax charge.

     SALES CHARGE.  We deduct a 5% sales charge from premiums.

     The sales charge is currently 2% rather than 5% for premiums paid in Policy year 11 and thereafter.

     The maximum sales charge is 5.6% in North Carolina.


     PREMIUM TAX CHARGE. We deduct 2.5% from each premium for premium taxes and administrative expenses. Premium taxes vary from state to state, but we deduct a flat 2.5%, which is based on an average of such taxes. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.


     The maximum premium tax charge is 1.9% in North Carolina.

     FEDERAL TAX CHARGE. We deduct 1.25% from each premium for our Federal income tax liability related to premiums.

     EXAMPLE: The following chart shows the net amount that we would allocate to the Policy assuming a premium payment of $2,000 (in the first ten Policy years).

             NET
PREMIUM    PREMIUM
-------    -------
$2,000     $2,000
            - 175     (8.75% X 2,000 = total sales, premium tax and Federal tax
           -------    charges)
           $1,825     Net Premium

SURRENDER CHARGE

     If, during the first ten Policy years, or during the first ten Policy years following a face amount increase, you surrender or lapse your Policy, reduce the face amount, or make a partial withdrawal or change in death benefit option that reduces the face amount, then we will deduct a Surrender Charge from the cash value. (For insureds whose issue age is 90 at issue of the Policy, or the face amount increase, the Surrender Charge period is nine years.) The maximum Surrender Charge is shown in your Policy.

     For the first partial withdrawal in any Policy year, no Surrender Charge will apply to 10% of the cash surrender value at the time of the withdrawal (or, if less, the amount of the partial withdrawal).

     We base the Surrender Charge on a percentage of the Target Premium. The Surrender Charge that applies during the first Policy year (or the first year following a face amount increase) is equal to 45% of the Target Premium. After the first Policy year, the Surrender Charge declines ratably on a monthly basis until it reaches $0 in the last month of the tenth Policy year (or the tenth year following a face amount increase).

                         EXAMPLES -- SURRENDER CHARGES

                                   HYPOTHETICAL            MAXIMUM SURRENDER
  INSURED                         TARGET PREMIUM                CHARGE
  -------                   ---------------------------    -----------------
  Male, Age 45                       $   6,900                 $   3,105
  Preferred Nonsmoker
  Face Amount $500,000
  Female, Age 45                     $   1,328                 $     598
  Preferred Smoker
  Face Amount $100,000
  Male, Age 55                       $  25,990                 $  11,696
  Standard Smoker
  Face Amount $1,000,000

     The table below shows the maximum Surrender Charge that applies to the Policy. The table shows the charge that applies if the lapse, surrender or face amount reduction occurs in any month of Policy year one and in the last month of Policy years two through ten.

                                                                               THE MAXIMUM SURRENDER
                                                    FOR POLICIES WHICH ARE    CHARGE IS THE FOLLOWING
                                                    SURRENDERED, LAPSED OR       PERCENTAGE OF ONE
                                                        REDUCED DURING            TARGET PREMIUM
                                                    ----------------------    -----------------------
Entire Policy Year                                             1                          45%
Last Month of Policy Years                                     2                          40%
                                                               3                          35%
                                                               4                          30%
                                                               5                          25%
                                                               6                          20%
                                                               7                          15%
                                                               8                          10%
                                                               9                           5%
                                                              10                           0%

     In the case of a face amount reduction or a partial withdrawal or change in death benefit option that results in a face amount reduction, we deduct any Surrender Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Reduction in Face Amount," "Partial Withdrawal" and "Change in Death Benefit Option".)

     The surrender charge reduces the Policy's cash value in the Divisions and the General Account in proportion to the amount of the Policy's cash value in each. However, if you designate the accounts from which a partial withdrawal is to be taken, the charge will be deducted proportionately from the cash value of the designated accounts.

PARTIAL WITHDRAWAL CHARGE

     We reserve the right to impose a processing charge on each partial withdrawal in excess of 12 per Policy year. If imposed, this charge would compensate us for administrative costs in generating the withdrawn payment and in making all calculations that may be required because of the partial withdrawal.

TRANSFER CHARGE

     We reserve the right to impose a processing charge of $25 on each transfer between Divisions or between a Division and the General Account in excess of 12 per Policy year to compensate us for the costs of processing these transfers. Transfers due to dollar cost averaging or portfolio rebalancing do not count as transfers for the purpose of assessing this charge.

MONTHLY DEDUCTION FROM CASH VALUE

     On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.


     -- If your Policy is protected against lapse by the five-year No Lapse Premium guarantee or the Secondary Guarantee Rider, we make the Monthly Deduction each month regardless of the amount of your cash surrender value. If your cash surrender value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your cash surrender value to have a negative balance. (See "Lapse and Reinstatement".)


     -- If the five-year No Lapse Premium guarantee or the Secondary Guarantee Rider is not in effect, and the cash surrender value is not large enough to cover the entire Monthly Deduction, we will make the deduction to the extent cash value is available, but the Policy will be in default, and it may lapse. (See "Lapse and Reinstatement".)

     There is no Monthly Deduction on or after the Policy anniversary when the insured attains age 100.

     The Monthly Deduction reduces the cash value in each Division of the Separate Account and in the General Account in proportion to the cash value in each. However, you may request that we charge the Monthly Deduction to a specific Division of the Separate Account or to the General Account. If, in any month, the designated account has insufficient cash surrender value to satisfy the Monthly Deduction, we will charge the Monthly Deduction to all Divisions and, if applicable, the General Account, in proportion to the cash value in each.

     The Monthly Deduction includes the following charges:

     POLICY CHARGE. The Policy Charge is currently equal to $25.00 per month in the first Policy year and $6.00 per month thereafter (guaranteed not to exceed these amounts in any year). The Policy Charge compensates us for administrative costs such as record keeping, processing death benefit claims and policy changes, preparing and mailing reports, and overhead costs.

     ADMINISTRATION AND ISSUE EXPENSE CHARGE. During the first ten Policy years, and during the first ten Policy years following a face amount increase, we impose a monthly charge for the costs of underwriting, issuing (including sales commissions), and administering the Policy or the face amount increase. The monthly charge ranges from approximately 3 cents to 38 cents per $1000 of base Policy and Supplemental Coverage Term Rider face amount, and varies by the insured's issue age and underwriting class (at the time the Policy or a face amount increase is issued), and, except for unisex Policies, the insured's sex. Currently, the charge is applied only to the base Policy face amount.

     FACE AMOUNT INCREASE ADMINISTRATIVE CHARGE. Each time there is an underwritten increase in the face amount of the base Policy, we deduct a one-time Face Amount Increase Administration Charge of $100 from the Policy's cash value on the monthly anniversary when the increase takes place. This charge compensates us for administrative expenses incurred in connection with the increase, including medical exams, review of the application for the increase, underwriting decisions, application processing, and changing Policy records and the Policy.


     MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction, except for the cost of insurance, Waiver of Monthly Deduction Rider and Secondary Guarantee Rider charges. The amount at risk is the amount by which the death benefit (generally discounted at the monthly equivalent of 3% per year) exceeds the Policy's cash value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial withdrawals and face amount reductions.


     The guaranteed cost of insurance rates for a Policy depend on the insured's

     --  smoking status

     --  substandard rating

     --  age on the first day of the Policy year

     --  sex (if the Policy is sex-based).

     The current cost of insurance rates will also depend on

     --  underwriting class

     -- the insured's age at issue (and at the time of any face amount increase)

     --  the Policy year (and the year of any face amount increase).

     We guarantee that the rates for underwritten Policies will not be higher than rates based on

     -- the 1980 Commissioners Standard Ordinary Mortality Tables (the "1980 CSO Tables") with smoker/nonsmoker modifications, for Policies issued on non-juvenile insureds (age 18 and above at issue), adjusted for substandard ratings or flat extras, if applicable

     -- the 1980 Nonsmoker CSO Tables, for Policies issued on juvenile insureds (below age 18 at issue).

        However, in all states except New Jersey, the maximum rates for coverage provided under the Supplemental Coverage Term Rider will be based on 110% of the applicable 1980 CSO Table rates.

     The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates, taxes and investment earnings. We review the adequacy of our cost of insurance rates and other non-guaranteed charges periodically and may adjust them. Any change will apply prospectively.

     The underwriting classes we use are

     -- for Policies issued on non-juvenile insureds: preferred smoker, standard smoker, rated smoker, elite nonsmoker, preferred nonsmoker, standard nonsmoker, rated nonsmoker, guaranteed issue smoker and guaranteed issue nonsmoker

     --  for Policies issued on juvenile insureds: standard and rated.

     Rated and guaranteed issue Policies have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 1980 CSO Tables. (See below for a discussion of guaranteed issue Policies.)

     The following standard or better smoker and non-smoker classes are available for underwritten Policies:

     -- elite nonsmoker for Policies with total face amounts (base Policy plus Supplemental Coverage Term Rider) of $250,000 or more where the issue age is 18 through 80;

     -- preferred smoker and preferred nonsmoker for Policies with total face amounts (base Policy plus Supplemental Coverage Term Rider) of $100,000 or more where the issue age is 18 through 80;

     -- standard smoker and standard nonsmoker for Policies with total face amounts (base Policy plus Supplemental Coverage Term Rider) of $50,000 or more where the issue age is 18 through 90.

     The elite nonsmoker class offers the best current cost of insurance rates, and the preferred classes generally offer better current cost of insurance rates than the standard classes.

     Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

     We may offer Policies on a guaranteed issue basis to certain group or sponsored arrangements. The classes available are guaranteed issue smoker and guaranteed issue nonsmoker. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies in a standard class. Therefore, these Policies have their own cost of insurance rates. The cost of insurance rates are guaranteed not to exceed 100% of the 1980 CSO Tables (with smoker/nonsmoker modifications for non-juvenile insureds). Generally the current guaranteed issue rates will exceed current cost of insurance rates for a comparable underwritten Policy.

     Some group or sponsored arrangements may be eligible to purchase Policies on a simplified underwriting basis. They may elect simplified underwriting instead of guaranteed issue or for amounts of insurance above our guaranteed issue limits. However, they may not choose guaranteed issue for some members of the group and simplified underwriting for others. There is no extra insurance charge for Policies issued on a simplified underwriting basis.

     CHARGES FOR ADDITIONAL BENEFITS AND SERVICES. We charge for the cost of any additional rider benefits as described in the rider form. We also may charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.

     ASSET CHARGE. We impose a charge for our mortality and expense risks. Currently, the charge is made monthly, based on the cash value of the Policy in the Divisions of the Separate Account, at an annual rate of .60% in Policy years 1 through 10; .25% in Policy years 11 through 20; and .15% thereafter. The charge is guaranteed not to exceed .70% in Policy years 1 through 10; .35% in Policy years 11 through 20; and .25% thereafter.

     The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.

LOAN INTEREST SPREAD

     We charge you interest on a loan at a maximum effective rate of 3.5% per year, compounded daily. We also credit interest on the amount we take from the Policy's accounts as a result of the loan at a minimum annual effective rate of 3% per year, compounded daily. As a result, the loan interest spread will never be more than .50%.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE DIVISIONS OF THE SEPARATE ACCOUNT

     CHARGES FOR INCOME TAXES. We currently do not charge the Separate Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "General American's Income Taxes".)

     ELIGIBLE FUND EXPENSES. There are daily charges against the Eligible Fund assets for investment advisory services and fund operating expenses. These are described in the Fee Table as well as in the attached Eligible Fund prospectuses.

                               TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard or guaranteed issue basis, or if a term rider is added, there is additional uncertainty and some risk that your Policy will not be treated as a life insurance contract under Federal tax law, particularly if you pay the full amount of premiums permitted under the Policy. Moreover, if you elect the Acceleration of Death Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made under the rider are unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so.

     In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts, due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policy Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policy Owners investment control over Separate Account assets, we reserve the right to modify the Policies as necessary to prevent a Policy Owner from being treated as the owner of the Separate Account assets supporting the Policy.

     In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Eligible Funds, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these consequences.

     Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

          (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

          (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

     If a Policy becomes a Modified Endowment Contract, distributions will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first ten Policy years are less clear and a tax adviser should be consulted about such loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by General American (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     ACCELERATION OF DEATH BENEFIT RIDER. We believe that payments received under the Acceleration of Death Benefit Rider should be fully excludable from the gross income of the beneficiary except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

     OTHER POLICY OWNER TAX MATTERS. The transfer of the Policy or designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the Policy Owner may have generation-skipping transfer tax consequences under Federal tax law. Federal and state estate, inheritance, transfer and other tax consequences depend on the individual circumstances of each Policy Owner or beneficiary.

     The tax consequences of continuing the Policy beyond the insured's Attained Age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's Attained Age 100.

     If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

     Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

     NEW GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has recently issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution.

     In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.


     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.


     FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Eligible Funds to foreign jurisdictions.

GENERAL AMERICAN'S INCOME TAXES

     Under current Federal income tax law, General American is not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes. We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

     Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                          DISTRIBUTION OF THE POLICIES

     SELLING NETWORK. We have entered into a distribution agreement with General American Distributors, Inc. ("General American Distributors") for the distribution and sale of the Policies. General American Distributors is affiliated with us. General American Distributors may enter into selling agreements with affiliated and unaffiliated broker-dealers who in turn may sell the Policies through their registered representatives.


     COMMISSION RATES AND OTHER COMPENSATION. General American Distributors has entered into a selling agreement with an affiliated broker-dealer under which selling agents will receive commissions based on commission schedules and rules that vary based on the agent's contract. Under contracts that are based on agent level commissions, agent first year commissions are 50% of Target Premium and 2.25% of excess premium paid in year 1. In years 2-10, the agent commissions range from 1% to 1.75% of premium depending on the agent's contract type. In years 11 and later there is a service fee from 1.50% to 2% of premium depending on the agent's contract type. An additional service fee determined as a percentage of the Policy's unloaned cash value may also be paid. The maximum percentage paid varies by Policy year decreasing from 0.20% to 0.12% of average monthly unloaned assets. For certain contracts there is no cash value based fee. Additional amounts may be paid and expenses may be reimbursed based on various factors. Agents receive less compensation for the sale of Policies that provide a significant portion of death benefit coverage through the use of term riders.


     General American Distributors may also enter into selling agreements with unaffiliated broker-dealers, the terms of which may, under certain circumstances, also apply to affiliated broker-dealers. Under these agreements, which are based on gross dealer concessions payable to the broker-dealer, first year compensation ranges from 80% to 95% of Target Premium and from 3% to 4% of excess premium paid in year 1, depending on contract type. In years 2-10, the compensation is 2% of premium. In years 11 and later there is a service fee from 1% to 2% of premium depending on the contract type. An additional service fee determined as a percentage of the Policy's unloaned cash value may also be paid. The maximum percentage paid varies by Policy year decreasing from 0.20% to 0.10% of average monthly unloaned assets. For certain contracts there is no cash value based fee. The broker-dealer may also receive additional compensation, which in some cases will vary based on the productivity of the registered representatives. General American, General American Distributors and the broker-dealer may enter into an agreement that compensates the broker-dealer for expenses associated with the distribution of the policies. The compensation payable to the registered representatives and General Agents will be determined by their agreement with the broker-dealer. Broker-dealers receive less compensation for the sale of Policies that provide a significant portion of death benefit coverage through the use of term riders.

     Also, an affiliate of General American may receive 12b-1 fees from certain Eligible Funds. These Eligible Funds have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees out of fund assets to those who sell and distribute fund shares.

     The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

                               LEGAL PROCEEDINGS

     General American, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, General American believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on it, the Separate Account or General American Distributors.


                     RESTRICTIONS ON FINANCIAL TRANSACTIONS



     Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about your account to government regulators.



                                    EXPERTS



     The financial statements of the Separate Account included in this prospectus and the related financial statement schedules included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and elsewhere in the registration statement, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP, 201 E. Kennedy Boulevard, Tampa, Florida 33602, serves as independent public accountants for the Separate Account and General American.


                              FINANCIAL STATEMENTS


     You may find the financial statements of the Company in the Statement of Additional Information.

                                    GLOSSARY

     ACCOUNT.  A Division of the Separate Account or the General Account.

     AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

     BASE POLICY.  The Policy without riders.

     CASH SURRENDER VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.

     CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Separate Account, the amount held in the General Account and, if there is an outstanding Policy loan, the amount of its cash value held in the Loan Account.

     GENERAL ACCOUNT. The General Account is the account that holds all of our assets other than those allocated to the Loan Account or the Separate Account (or any other separate account) and to which you may allocate net premiums. It provides guarantees of principal and interest.

     INVESTMENT START DATE. This is the later of the date we first receive a premium payment for the Policy and the Policy Date.

     LOAN ACCOUNT. The account to which cash value from the Separate and/or General Accounts is transferred when a Policy loan is taken.

     PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium is a level amount that is subject to certain limits under the Policy.

     PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

     POLICY DATE. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the later of the date Part II of the application (if any) was signed and receipt of the premium payment. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which the Policy is delivered to you (or, in New Jersey, the date on which we receive your initial payment).

     TARGET PREMIUM. We use the Target Premium to determine the amount of Surrender Charge that may apply on a surrender, lapse, face amount reduction, or a partial withdrawal or change in death benefit option that results in a face amount reduction. The Target Premium varies by issue age, sex, smoking status and any substandard rating of the insured and the Policy's base face amount.

     YOU.  "You" refers to the Policy Owner.

                                   APPENDIX A

            GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

     In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, or the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See "Death Benefits".)

     For the guideline premium test, the table below shows the percentage of the Policy's cash value that is used to determine the death benefit.

      AGE OF                                AGE OF
INSURED AT START OF   PERCENTAGE OF   INSURED AT START OF   PERCENTAGE OF
  THE POLICY YEAR      CASH VALUE       THE POLICY YEAR      CASH VALUE
-------------------   -------------   -------------------   -------------
  0 through 40             250               61                  128
       41                  243               62                  126
       42                  236               63                  124
       43                  229               64                  122
       44                  222               65                  120
       45                  215               66                  119
       46                  209               67                  118
       47                  203               68                  117
       48                  197               69                  116
       49                  191               70                  115
       50                  185               71                  113
       51                  178               72                  111
       52                  171               73                  109
       53                  164               74                  107
       54                  157         75 through 90             105
       55                  150               91                  104
       56                  146               92                  103
       57                  142               93                  102
       58                  138         94 through 99             101
       59                  134              100+                 100
       60                  130

     For the cash value accumulation test, sample net single premium factors for selected ages of male and female insureds, in a standard or better nonsmoker risk class, are listed below.

                                                              NET SINGLE PREMIUM
                                                              -------------------
AGE                                                             MALE      FEMALE
---                                                           --------   --------
30..........................................................  5.11461    5.73493
40..........................................................  3.65441    4.10179
50..........................................................  2.64084    2.97655
60..........................................................  1.96130    2.20154
70..........................................................  1.53027    1.67101
80..........................................................  1.27945    1.33624
90..........................................................  1.14453    1.15541
100.........................................................  1.00000    1.00000

     Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information, without charge, by calling 1-800-638-9294 or by logging on to our website at www.genam.com. You may also obtain, without charge, a personalized illustration of death benefits, cash surrender values and cash values by calling your registered representative.

     For information about historical values of the Separate Account Divisions, for Division transfers and premium reallocations, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call 1-800-638-9294.

     This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

     Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 450 Fifth Street, NW, Washington, DC 20549-0102.

File No. 811-4901

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
General American Life Insurance Company
and Contract Holders of General American
Separate Account Eleven:

     We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of S&P 500 Index, Money Market, Bond Index, Managed Equity, Asset Allocation, International Index, Mid-Cap Equity, Small-Cap Equity, VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP Overseas Portfolio, VIP II Asset Manager Portfolio, VIP High Income Portfolio, VIP Mid Cap Portfolio, Worldwide Hard Assets, Worldwide Emerging Markets, Multi-Style Equity, Core Bond, Aggressive Equity, Non-US, VP Income & Growth, VP International, VP Value, Bond Portfolio, Small Company Portfolio, SEI VP Large Cap Value, SEI VP Large Cap Growth, SEI VP Small Cap Value, SEI VP Small Cap Growth, SEI VP International Equity, SEI VP Emerging Markets Equity, SEI VP Core Fixed Income, SEI VP High Yield Bond, SEI VP International Fixed Income, SEI VP Emerging Markets Debt, Janus Mid Cap Portfolio, T. Rowe Price Small Cap Growth Portfolio, T. Rowe Price Large Cap Growth Portfolio, Neuberger Berman Mid Cap Value Portfolio, Putnam International Stock Portfolio, Morgan Stanley EAFE Index Portfolio, MetLife Stock Index Portfolio, MetLife Mid Cap Stock Index Portfolio, State Street Research Large-Cap Value Portfolio, State Street Research Diversified Portfolio, Lehman Brothers Aggregate Bond Index Portfolio, State Street Research Aurora Portfolio, Janus Growth Portfolio, Russell 2000 Index Portfolio, Harris Oakmark Large Cap Value Portfolio, Alger Equity Growth Series, Harris Oakmark Focused Value Series, Davis Venture Value Series, State Street Research Money Market Series, State Street Research Bond Income Series, PIMCO Innovation Portfolio, PIMCO Total Return Portfolio, MFS Mid Cap Growth Portfolio, Met/AIM Small Cap Growth Portfolio, Met/AIM Mid Cap Core Equity Portfolio, State Street Research Concentrated International Portfolio, Growth, Growth-Income, and Global Small Capitalization Fund Divisions (the "Funds") of General American Separate Account Eleven as of December 31, 2002, and the related statements of operations and changes in net assets for each of the periods in the three year period then ended, and the financial highlights as of December 31, 2002 and 2001, and for each of the periods in the two year period then ended. These financial statements and financial highlights are the responsibility of the management of General American Separate Account Eleven (the "Separate Account"). Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and the depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the aforementioned Funds of General American Separate Account Eleven as of December 31, 2002, the results of their operations and changes in their net assets for each of the periods in the three year period then ended, and the financial highlights as of December 31, 2002 and 2001, and for each of the periods in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

St. Louis, Missouri
February 21, 2003

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                                          S&P 500 INDEX   MONEY MARKET     BOND INDEX     MANAGED EQUITY
                                                          FUND DIVISION   FUND DIVISION   FUND DIVISION   FUND DIVISION
                                                          -------------   -------------   -------------   --------------
ASSETS:
  Investments at market value (see Schedule of
    Investments):
    General American Capital Company....................  $ 62,099,624     $28,972,793     $11,079,485      $5,687,291
    Fidelity VIP Fund...................................
    Fidelity VIP Fund II................................
    Van Eck Worldwide Insurance Trust...................
    Russell Insurance Funds.............................
    American Century Variable Portfolios, Inc...........
    J.P. Morgan Series Trust II.........................
    SEI Insurance Products Trust........................
    Metropolitan Series Fund, Inc.......................
    New England Zenith Fund.............................
    Met Investors Series Trust..........................
    American Funds Insurance Series.....................
  Receivable from General American Life Insurance
    Company.............................................        42,269           6,688           2,732           1,322
                                                          ------------     -----------     -----------      ----------
         Total assets...................................    62,141,893      28,979,481      11,082,217       5,688,613
                                                          ------------     -----------     -----------      ----------
LIABILITIES:
  Payable to General American Life Insurance Company....            --              --              --              --
                                                          ------------     -----------     -----------      ----------
         Total net assets...............................  $ 62,141,893     $28,979,481     $11,082,217      $5,688,613
                                                          ============     ===========     ===========      ==========
Total units held--VUL-95................................       181,628          38,943         101,761          72,427
Total units held--VGSP..................................       628,117         162,344         123,476          56,861
Total units held--VUL-100...............................       715,401          89,637         150,975          74,385
Total units held--Russell VUL...........................            --              --              --              --
Total units held--VUL-2000..............................     2,755,836       1,419,906         200,647          83,458
Total units held--JSVUL-2000............................       439,146         568,733          30,695          16,243
Total units held--Destiny...............................        18,220         103,110          19,518           4,414
Total units held--VUL-2002..............................            --              --              --              --
                                                          ------------     -----------     -----------      ----------
Total units held........................................     4,738,348       2,382,673         627,072         307,788
                                                          ------------     -----------     -----------      ----------
VUL-95 Net unit value...................................  $      33.21     $     20.10     $     28.84      $    28.23
VGSP Net unit value.....................................  $      21.61     $     14.73     $     17.83      $    19.77
VUL-100 Net unit value..................................  $      20.13     $     13.76     $     17.71      $    19.19
Russell VUL Net unit value..............................  $         --     $        --     $        --      $       --
VUL-2000 Net unit value.................................  $       8.77     $     11.75     $     13.04      $    10.59
JSVUL-2000 Net unit value...............................  $       8.77     $     11.75     $     13.04      $    10.59
Destiny Net unit value..................................  $       7.17     $     11.76     $     13.10      $     8.45
VUL-2002 Net unit value.................................  $         --     $        --     $        --      $       --
Cost of investments.....................................  $103,160,170     $29,182,640     $10,340,591      $8,614,356

                                                          ASSET ALLOCATION   INTERNATIONAL INDEX
                                                           FUND DIVISION        FUND DIVISION
                                                          ----------------   -------------------
ASSETS:
  Investments at market value (see Schedule of
    Investments):
    General American Capital Company....................    $ 9,397,840          $ 7,074,921
    Fidelity VIP Fund...................................
    Fidelity VIP Fund II................................
    Van Eck Worldwide Insurance Trust...................
    Russell Insurance Funds.............................
    American Century Variable Portfolios, Inc...........
    J.P. Morgan Series Trust II.........................
    SEI Insurance Products Trust........................
    Metropolitan Series Fund, Inc.......................
    New England Zenith Fund.............................
    Met Investors Series Trust..........................
    American Funds Insurance Series.....................
  Receivable from General American Life Insurance
    Company.............................................          2,618                1,765
                                                            -----------          -----------
         Total assets...................................      9,400,458            7,076,686
                                                            -----------          -----------
LIABILITIES:
  Payable to General American Life Insurance Company....             --                   --
                                                            -----------          -----------
         Total net assets...............................    $ 9,400,458          $ 7,076,686
                                                            ===========          ===========
Total units held--VUL-95................................         72,850              109,147
Total units held--VGSP..................................         60,390               85,216
Total units held--VUL-100...............................         96,043               98,472
Total units held--Russell VUL...........................             --                   --
Total units held--VUL-2000..............................        291,049               89,275
Total units held--JSVUL-2000............................         46,021               19,366
Total units held--Destiny...............................             --                3,090
Total units held--VUL-2002..............................             --                   --
                                                            -----------          -----------
Total units held........................................        566,353              404,566
                                                            -----------          -----------
VUL-95 Net unit value...................................    $     33.16          $     13.37
VGSP Net unit value.....................................    $     19.85          $     11.65
VUL-100 Net unit value..................................    $     19.51          $      9.81
Russell VUL Net unit value..............................    $        --          $        --
VUL-2000 Net unit value.................................    $     11.61          $      8.23
JSVUL-2000 Net unit value...............................    $     11.61          $      8.23
Destiny Net unit value..................................    $      9.53          $      6.94
VUL-2002 Net unit value.................................    $        --          $        --
Cost of investments.....................................    $12,781,318          $10,158,845

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                                                                             VIP EQUITY-INCOME    VIP GROWTH
                                                         MID-CAP EQUITY   SMALL-CAP EQUITY       PORTFOLIO         PORTFOLIO
                                                         FUND DIVISION     FUND DIVISION       FUND DIVISION     FUND DIVISION
                                                         --------------   ----------------   -----------------   -------------
ASSETS:
  Investments at market value (see Schedule of
    Investments):
    General American Capital Company...................    $4,037,115        $4,558,673
    Fidelity VIP Fund..................................                                         $20,539,346       $34,784,064
    Fidelity VIP Fund II...............................
    Van Eck Worldwide Insurance Trust..................
    Russell Insurance Funds............................
    American Century Variable Portfolios, Inc. ........
    J.P. Morgan Series Trust II........................
    SEI Insurance Products Trust.......................
    Metropolitan Series Fund, Inc. ....................
    New England Zenith Fund............................
    Met Investors Series Trust.........................
    American Funds Insurance Series....................
  Receivable from General American Life
    Insurance Company..................................            --                --              11,742            27,226
                                                           ----------        ----------         -----------       -----------
         Total assets..................................     4,037,115         4,558,673          20,551,088        34,811,290
                                                           ----------        ----------         -----------       -----------
LIABILITIES:
  Payable to General American Life Insurance Company...         4,775               298                  --                --
                                                           ----------        ----------         -----------       -----------
         Total net assets..............................    $4,032,340        $4,558,375         $20,551,088       $34,811,290
                                                           ==========        ==========         ===========       ===========
Total units held--VUL-95...............................       102,266            18,917             244,540           297,206
Total units held--VGSP.................................        91,647           103,555             193,165           476,576
Total units held--VUL-100..............................        98,592           113,501             325,853           492,653
Total units held--Russell VUL..........................            --                --                  --                --
Total units held--VUL-2000.............................       142,998           100,887             417,350         1,191,348
Total units held--JSVUL-2000...........................        18,206            21,727              63,462            94,931
Total units held--Destiny..............................            --            53,965               8,171             7,108
Total units held--VUL-2002.............................            --                --               2,223             3,297
                                                           ----------        ----------         -----------       -----------
Total units held.......................................       453,709           412,552           1,254,764         2,563,119
                                                           ----------        ----------         -----------       -----------
VUL-95 Net unit value..................................    $    10.63        $    11.31         $     21.69       $     20.29
VGSP Net unit value....................................    $    10.72        $    11.41         $     21.90       $     19.31
VUL-100 Net unit value.................................    $     9.69        $    11.28         $     18.71       $     17.55
Russell VUL Net unit value.............................    $       --        $       --         $        --       $        --
VUL-2000 Net unit value................................    $     6.25        $    10.87         $     10.05       $      8.45
JSVUL-2000 Net unit value..............................    $     6.25        $    10.87         $     10.05       $      8.45
Destiny Net unit value.................................    $     5.67        $    10.19         $      8.46       $      6.18
VUL-2002 Net unit value................................    $       --        $       --         $      8.19       $      7.69
Cost of investments....................................    $8,056,603        $5,235,926         $25,932,783       $57,821,713

                                                         VIP OVERSEAS      VIP II ASSET
                                                           PORTFOLIO     MANAGER PORTFOLIO
                                                         FUND DIVISION     FUND DIVISION
                                                         -------------   -----------------
ASSETS:
  Investments at market value (see Schedule of
    Investments):
    General American Capital Company...................
    Fidelity VIP Fund..................................   $ 9,001,602
    Fidelity VIP Fund II...............................                     $2,811,769
    Van Eck Worldwide Insurance Trust..................
    Russell Insurance Funds............................
    American Century Variable Portfolios, Inc. ........
    J.P. Morgan Series Trust II........................
    SEI Insurance Products Trust.......................
    Metropolitan Series Fund, Inc. ....................
    New England Zenith Fund............................
    Met Investors Series Trust.........................
    American Funds Insurance Series....................
  Receivable from General American Life
    Insurance Company..................................            --              643
                                                          -----------       ----------
         Total assets..................................     9,001,602        2,812,412
                                                          -----------       ----------
LIABILITIES:
  Payable to General American Life Insurance Company...         1,699               --
                                                          -----------       ----------
         Total net assets..............................   $ 8,999,903       $2,812,412
                                                          ===========       ==========
Total units held--VUL-95...............................       133,448            6,909
Total units held--VGSP.................................       281,779           18,861
Total units held--VUL-100..............................       163,043           57,018
Total units held--Russell VUL..........................            --               --
Total units held--VUL-2000.............................       238,821          140,071
Total units held--JSVUL-2000...........................        15,278           13,804
Total units held--Destiny..............................         2,210               --
Total units held--VUL-2002.............................         1,986              194
                                                          -----------       ----------
Total units held.......................................       836,565          236,857
                                                          -----------       ----------
VUL-95 Net unit value..................................   $     13.56       $    14.92
VGSP Net unit value....................................   $     12.23       $    15.09
VUL-100 Net unit value.................................   $     10.54       $    14.87
Russell VUL Net unit value.............................   $        --       $       --
VUL-2000 Net unit value................................   $      7.86       $    10.24
JSVUL-2000 Net unit value..............................   $      7.86       $    10.24
Destiny Net unit value.................................   $      6.34       $     9.15
VUL-2002 Net unit value................................   $      7.60       $     9.38
Cost of investments....................................   $14,936,100       $3,375,868

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                                       VIP HIGH INCOME    VIP MID CAP     WORLDWIDE HARD      WORLDWIDE
                                                          PORTFOLIO        PORTFOLIO          ASSETS       EMERGING MARKETS
                                                        FUND DIVISION    FUND DIVISION    FUND DIVISION     FUND DIVISION
                                                       ---------------   --------------   --------------   ----------------
ASSETS:
  Investments at market value (see Schedule of
    Investments):
    General American Capital Company.................
    Fidelity VIP Fund................................    $5,368,184        $4,590,447
    Fidelity VIP Fund II.............................
    Van Eck Worldwide Insurance Trust................                                        $399,343          $578,866
    Russell Insurance Funds..........................
    American Century Variable Portfolios, Inc........
    J.P. Morgan Series Trust II......................
    SEI Insurance Products Trust.....................
    Metropolitan Series Fund, Inc. ..................
    New England Zenith Fund..........................
    Met Investors Series Trust.......................
    American Funds Insurance Series..................
  Receivable from General American Life Insurance
    Company..........................................           925             5,676             194               525
                                                         ----------        ----------        --------          --------
         Total assets................................     5,369,109         4,596,123         399,537           579,391
                                                         ----------        ----------        --------          --------
LIABILITIES:
  Payable to General American Life Insurance
    Company..........................................            --                --              --                --
                                                         ----------        ----------        --------          --------
         Total net assets............................    $5,369,109        $4,596,123        $399,537          $579,391
                                                         ==========        ==========        ========          ========
Total units held--VUL-95.............................        18,930            93,836           7,718             2,922
Total units held--VGSP...............................       116,490            32,904           4,882            16,565
Total units held--VUL-100............................       230,922            72,674          19,435            10,306
Total units held--Russell VUL........................            --                --              --                --
Total units held--VUL-2000...........................       193,600           190,707           9,414            22,590
Total units held--JSVUL-2000.........................        21,593            16,310             580             1,190
Total units held--Destiny............................           840            57,382              --               730
Total units held--VUL-2002...........................           509                --              --                --
                                                         ----------        ----------        --------          --------
Total units held.....................................       582,884           463,813          42,029            54,303
                                                         ----------        ----------        --------          --------
VUL-95 Net unit value................................    $    10.00        $     9.85        $   8.81          $   8.59
VGSP Net unit value..................................    $    10.11        $     9.88        $   8.91          $   8.64
VUL-100 Net unit value...............................    $     9.96        $     9.83        $   8.78          $   8.58
Russell VUL Net unit value...........................    $       --        $       --        $     --          $     --
VUL-2000 Net unit value..............................    $     7.86        $     9.92        $  11.75          $  13.30
JSVUL-2000 Net unit value............................    $     7.86        $     9.92        $  11.75          $  13.30
Destiny Net unit value...............................    $     7.32        $    10.07        $   9.54          $   8.69
VUL-2002 Net unit value..............................    $       --        $       --        $     --          $     --
Cost of investments..................................    $7,490,268        $4,907,859        $419,090          $613,611


                                                       MULTI-STYLE EQUITY     CORE BOND
                                                         FUND DIVISION      FUND DIVISION
                                                       ------------------   --------------
ASSETS:
  Investments at market value (see Schedule of
    Investments):
    General American Capital Company.................
    Fidelity VIP Fund................................
    Fidelity VIP Fund II.............................
    Van Eck Worldwide Insurance Trust................
    Russell Insurance Funds..........................      $5,229,641         $2,649,696
    American Century Variable Portfolios, Inc........
    J.P. Morgan Series Trust II......................
    SEI Insurance Products Trust.....................
    Metropolitan Series Fund, Inc. ..................
    New England Zenith Fund..........................
    Met Investors Series Trust.......................
    American Funds Insurance Series..................
  Receivable from General American Life Insurance
    Company..........................................           2,987                 29
                                                           ----------         ----------
         Total assets................................       5,232,628          2,649,725
                                                           ----------         ----------
LIABILITIES:
  Payable to General American Life Insurance
    Company..........................................              --                 --
                                                           ----------         ----------
         Total net assets............................      $5,232,628         $2,649,725
                                                           ==========         ==========
Total units held--VUL-95.............................          19,599              8,583
Total units held--VGSP...............................         326,798            131,191
Total units held--VUL-100............................          43,888             13,346
Total units held--Russell VUL........................          21,418             10,067
Total units held--VUL-2000...........................         104,941             13,345
Total units held--JSVUL-2000.........................          24,652             10,662
Total units held--Destiny............................              --                 --
Total units held--VUL-2002...........................              --                 --
                                                           ----------         ----------
Total units held.....................................         541,296            187,194
                                                           ----------         ----------
VUL-95 Net unit value................................      $     7.18         $    12.94
VGSP Net unit value..................................      $    10.79         $    14.60
VUL-100 Net unit value...............................      $     7.16         $    12.91
Russell VUL Net unit value...........................      $    10.88         $    14.62
VUL-2000 Net unit value..............................      $     7.85         $    12.68
JSVUL-2000 Net unit value............................      $     7.85         $    12.68
Destiny Net unit value...............................      $       --         $       --
VUL-2002 Net unit value..............................      $       --         $       --
Cost of investments..................................      $7,751,811         $2,530,758

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                    AGGRESSIVE                       VP INCOME          VP
                                      EQUITY          NON-US         & GROWTH      INTERNATIONAL     VP VALUE      BOND PORTFOLIO
                                   FUND DIVISION   FUND DIVISION   FUND DIVISION   FUND DIVISION   FUND DIVISION   FUND DIVISION
                                   -------------   -------------   -------------   -------------   -------------   --------------
ASSETS:
  Investments at market value
     (see Schedule of
     Investments):
     General American Capital
       Company...................
     Fidelity VIP Fund...........
     Fidelity VIP Fund II........
     Van Eck Worldwide Insurance
       Trust.....................
     Russell Insurance Funds.....   $2,037,795      $1,668,521
     American Century Variable
       Portfolios, Inc...........                                   $2,401,040      $3,015,358      $4,257,291
     J.P. Morgan Series Trust
       II........................                                                                                    $2,185,854
     SEI Insurance Products
       Trust.....................
     Metropolitan Series Fund,
       Inc. .....................
     New England Zenith Fund.....
     Met Investors Series
       Trust.....................
     American Funds Insurance
       Series....................
  Receivable from General
     American Life Insurance
     Company.....................          365             881             826           2,521           1,039              519
                                    ----------      ----------      ----------      ----------      ----------       ----------
          Total assets...........    2,038,160       1,669,402       2,401,866       3,017,879       4,258,330        2,186,373
                                    ----------      ----------      ----------      ----------      ----------       ----------
LIABILITIES:
  Payable to General American
     Life Insurance Company......           --              --              --              --              --               --
                                    ----------      ----------      ----------      ----------      ----------       ----------
          Total net assets.......   $2,038,160      $1,669,402      $2,401,866      $3,017,879      $4,258,330       $2,186,373
                                    ==========      ==========      ==========      ==========      ==========       ==========
Total units held--VUL-95.........        7,553           5,681           8,205          18,679         105,410           11,047
Total units held--VGSP...........      106,303         133,700          16,566          28,564          32,394           29,498
Total units held--VUL-100........       25,859          14,091          35,034          34,792          72,734            3,552
Total units held--Russell VUL....       16,638          14,952              --              --              --               --
Total units held--VUL-2000.......       42,778          23,158         199,772         290,810         141,578          118,744
Total units held--JSVUL-2000.....        6,521           8,974          15,368          13,853          25,164           10,919
Total units held--Destiny........           --              --           1,646             424           2,726               --
Total units held--VUL-2002.......           --              --              --              --              --               --
                                    ----------      ----------      ----------      ----------      ----------       ----------
Total units held.................      205,652         200,556         276,591         387,122         380,006          173,760
                                    ----------      ----------      ----------      ----------      ----------       ----------
VUL-95 Net unit value............   $     7.31      $     7.27      $     7.15      $     7.05      $    10.35       $    12.34
VGSP Net unit value..............   $    10.85      $     8.47      $     7.19      $     7.09      $    10.41       $    12.40
VUL-100 Net unit value...........   $     7.29      $     7.25      $     7.14      $     7.04      $    10.33       $    12.32
Russell VUL Net unit value.......   $    11.03      $     8.30      $       --      $       --      $       --       $       --
VUL-2000 Net unit value..........   $     9.28      $     8.38      $     9.12      $     7.99      $    12.27       $    12.65
JSVUL-2000 Net unit value........   $     9.28      $     8.38      $     9.12      $     7.99      $    12.27       $    12.65
Destiny Net unit value...........   $       --      $       --      $     7.40      $     7.10      $    12.04       $    13.06
VUL-2002 Net unit value..........   $       --      $       --      $       --      $       --      $       --       $       --
Cost of investments..............   $2,575,152      $2,442,623      $3,171,281      $4,825,084      $4,561,063       $2,054,851

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                                                                                                       SEI VP
                                   SMALL COMPANY   SEI VP LARGE    SEI VP LARGE     SEI VP SMALL    SEI VP SMALL    INTERNATIONAL
                                     PORTFOLIO       CAP VALUE      CAP GROWTH       CAP VALUE       CAP GROWTH        EQUITY
                                   FUND DIVISION   FUND DIVISION   FUND DIVISION   FUND DIVISION    FUND DIVISION   FUND DIVISION
                                   -------------   -------------   -------------   --------------   -------------   -------------
ASSETS:
  Investments at market value
    (see Schedule of
    Investments):
    General American Capital
      Company....................
    Fidelity VIP Fund............
    Fidelity VIP Fund II.........
    Van Eck Worldwide Insurance
      Trust......................
    Russell Insurance Funds......
    American Century Variable
      Portfolios, Inc............
    J.P. Morgan Series Trust
      II.........................   $2,696,975
    SEI Insurance Products
      Trust......................                   $6,247,142      $3,595,924       $2,915,672      $1,159,534      $2,143,980
    Metropolitan Series Fund,
      Inc........................
    New England Zenith Fund......
    Met Investors Series Trust...
    American Funds Insurance
      Series.....................
  Receivable from General
    American Life Insurance
    Company......................        1,219              --           1,065            1,562           1,161              --
                                    ----------      ----------      ----------       ----------      ----------      ----------
         Total assets............    2,698,194       6,247,142       3,596,989        2,917,234       1,160,695       2,143,980
                                    ----------      ----------      ----------       ----------      ----------      ----------
LIABILITIES:
  Payable to General American
    Life Insurance Company.......           --           4,946              --               --              --           2,170
                                    ----------      ----------      ----------       ----------      ----------      ----------
         Total net assets........   $2,698,194      $6,242,196      $3,596,989       $2,917,234      $1,160,695      $2,141,810
                                    ==========      ==========      ==========       ==========      ==========      ==========
Total units held--VUL-95.........       10,052          20,509          34,884           11,137           5,256          27,730
Total units held--VGSP...........       42,426         143,905          36,367           13,748           8,763          12,955
Total units held--VUL-100........       29,208          51,936          47,648           24,845          19,622          53,191
Total units held--Russell VUL....           --              --              --               --              --              --
Total units held--VUL-2000.......      174,712         436,664         795,168          153,553         171,530         302,392
Total units held--JSVUL-2000.....       11,738          39,818          94,703           19,556          19,442          42,142
Total units held--Destiny........          476           1,967           2,305            9,592              --              --
Total units held--VUL-2002.......           --           2,634           3,127            3,234           1,660           2,607
                                    ----------      ----------      ----------       ----------      ----------      ----------
Total units held.................      268,612         697,433       1,014,202          235,665         226,273         441,017
                                    ----------      ----------      ----------       ----------      ----------      ----------
VUL-95 Net unit value............   $     8.92      $     9.04      $     3.73       $    12.19      $     5.36      $     5.07
VGSP Net unit value..............   $     8.97      $     8.92      $     3.50       $    12.43      $     5.06      $     4.77
VUL-100 Net unit value...........   $     8.91      $     9.03      $     3.72       $    12.18      $     5.35      $     5.06
Russell VUL Net unit value.......   $       --      $       --      $       --       $       --      $       --      $       --
VUL-2000 Net unit value..........   $    10.53      $     8.95      $     3.52       $    12.48      $     5.08      $     4.79
JSVUL-2000 Net unit value........   $    10.53      $     8.95      $     3.52       $    12.48      $     5.08      $     4.79
Destiny Net unit value...........   $     9.87      $     9.09      $     3.57       $    12.67      $     5.16      $     4.86
VUL-2002 Net unit value..........   $       --      $     8.18      $     7.98       $     8.16      $     7.60      $     8.00
Cost of investments..............   $3,567,771      $7,146,768      $5,328,281       $3,258,913      $1,581,432      $2,815,668

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

                                      SEI VP                                           SEI VP          SEI VP           JANUS
                                     EMERGING       SEI VP CORE     SEI VP HIGH    INTERNATIONAL      EMERGING         MID CAP
                                  MARKETS EQUITY   FIXED INCOME     YIELD BOND      FIXED INCOME    MARKETS DEBT      PORTFOLIO
                                  FUND DIVISION    FUND DIVISION   FUND DIVISION   FUND DIVISION    FUND DIVISION   FUND DIVISION
                                  --------------   -------------   -------------   --------------   -------------   -------------
ASSETS:
  Investments at market value
     (see Schedule of
     Investments):
     General American Capital
       Company..................
     Fidelity VIP Fund..........
     Fidelity VIP Fund II.......
     Van Eck Worldwide Insurance
       Trust....................
     Russell Insurance Funds....
     American Century Variable
       Portfolios, Inc..........
     J.P. Morgan Series Trust
       II.......................
     SEI Insurance Products
       Trust....................    $1,082,803      $4,529,331      $1,194,130       $1,156,583       $236,992
     Metropolitan Series Fund,
       Inc......................                                                                                     $2,600,075
     New England Zenith Fund....
     Met Investors Series
       Trust....................
     American Funds Insurance
       Series...................
  Receivable from General
     American Life Insurance
     Company....................         2,990           1,500              --              731             --               --
                                    ----------      ----------      ----------       ----------       --------       ----------
          Total assets..........     1,085,793       4,530,831       1,194,130        1,157,314        236,992        2,600,075
                                    ----------      ----------      ----------       ----------       --------       ----------
LIABILITIES:
  Payable to General American
     Life Insurance Company.....            --              --             516               --             22              954
                                    ----------      ----------      ----------       ----------       --------       ----------
          Total net assets......    $1,085,793      $4,530,831      $1,193,614       $1,157,314       $236,970       $2,599,121
                                    ==========      ==========      ==========       ==========       ========       ==========
Total units held--VUL-95........         9,271          19,130          12,254            1,239            298           26,125
Total units held--VGSP..........        13,325         118,223           6,790           55,756            962          100,895
Total units held--VUL-100.......        23,977          13,775          14,271            2,614            787           87,246
Total units held--Russell VUL...            --              --              --               --             --               --
Total units held--VUL-2000......       149,518         194,579          63,621           42,888         13,882          531,360
Total units held--JSVUL-2000....        21,849          12,466           6,284            2,081          2,007           40,903
Total units held--Destiny.......            13              --           8,414               --             --            2,351
Total units held--VUL-2002......           672           1,171             914               --            302              806
                                    ----------      ----------      ----------       ----------       --------       ----------
Total units held................       218,625         359,344         112,548          104,578         18,238          789,686
                                    ----------      ----------      ----------       ----------       --------       ----------
VUL-95 Net unit value...........          5.48           12.68           10.53            11.38          13.13             3.27
VGSP Net unit value.............          4.85           12.58           10.58            11.03          12.98             3.28
VUL-100 Net unit value..........          5.47           12.66           10.51            11.37          13.12             3.26
Russell VUL Net unit value......            --              --              --               --             --               --
VUL-2000 Net unit value.........          4.87           12.63           10.62            11.08          13.04             3.29
JSVUL-2000 Net unit value.......          4.87           12.63           10.62            11.08          13.04             3.29
Destiny Net unit value..........          4.94           12.82           10.78            11.25          13.23             3.34
VUL-2002 Net unit value.........          8.20           10.74           10.17               --          10.35             8.19
Cost of investments.............    $1,262,634      $4,402,984      $1,242,092       $1,091,027       $239,807       $4,422,742

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                             T. ROWE PRICE      T. ROWE PRICE     NEUBERGER BERMAN         PUTNAM
                                            SMALL CAP GROWTH   LARGE CAP GROWTH    MID CAP VALUE     INTERNATIONAL STOCK
                                               PORTFOLIO          PORTFOLIO          PORTFOLIO            PORTFOLIO
                                             FUND DIVISION      FUND DIVISION      FUND DIVISION        FUND DIVISION
                                            ----------------   ----------------   ----------------   -------------------
ASSETS:
  Investments at market value (see
    Schedule of Investments):
    General American Capital Company......
    Fidelity VIP Fund.....................
    Fidelity VIP Fund II..................
    Van Eck Worldwide Insurance Trust.....
    Russell Insurance Funds...............
    American Century Variable Portfolios,
      Inc.................................
    J.P. Morgan Series Trust II...........
    SEI Insurance Products Trust..........
    Metropolitan Series Fund, Inc.........     $1,809,482         $3,349,239          $193,282            $907,922
    New England Zenith Fund...............
    Met Investors Series Trust............
    American Funds Insurance Series.......
  Receivable from General American Life
    Insurance Company.....................            236              5,367                --                  --
                                               ----------         ----------          --------            --------
         Total assets.....................      1,809,718          3,354,606           193,282             907,922
                                               ----------         ----------          --------            --------
LIABILITIES:
  Payable to General American Life
    Insurance Company.....................             --                 --               253                 105
                                               ----------         ----------          --------            --------
         Total net assets.................     $1,809,718         $3,354,606          $193,029            $907,817
                                               ==========         ==========          ========            ========
Total units held--VUL-95..................         12,961            162,445             1,931               6,630
Total units held--VGSP....................        114,273              2,785             3,167              25,880
Total units held--VUL-100.................         19,522             87,585             8,077               9,549
Total units held--Russell VUL.............             --                 --                --                  --
Total units held--VUL-2000................        130,839             73,235             7,561              18,143
Total units held--JSVUL-2000..............         13,870              7,043               389               1,057
Total units held--Destiny.................         17,206            182,556                --              48,227
Total units held--VUL-2002................          1,443                670             1,450               1,019
                                               ----------         ----------          --------            --------
Total units held..........................     $  310,114         $  516,319          $ 22,575            $110,505
                                               ----------         ----------          --------            --------
VUL-95 Net unit value.....................     $     5.79         $     6.44          $   8.54            $   8.19
VGSP Net unit value.......................     $     5.81         $     6.46          $   8.55            $   8.20
VUL-100 Net unit value....................     $     5.78         $     6.43          $   8.54            $   8.19
Russell VUL Net unit value................     $       --         $       --          $     --            $     --
VUL-2000 Net unit value...................     $     5.84         $     6.49          $   8.56            $   8.21
JSVUL-2000 Net unit value.................     $     5.84         $     6.49          $   8.56            $   8.21
Destiny Net unit value....................     $     5.92         $     6.58          $   8.59            $   8.24
VUL-2002 Net unit value...................     $     7.77         $     8.27          $   8.55            $   8.10
Cost of investments.......................     $2,248,192         $3,754,070          $193,283            $917,980

                                                MORGAN                            METLIFE MID
                                             STANLEY EAFE      METLIFE STOCK       CAP STOCK
                                            INDEX PORTFOLIO   INDEX PORTFOLIO   INDEX PORTFOLIO
                                             FUND DIVISION     FUND DIVISION     FUND DIVISION
                                            ---------------   ---------------   ---------------
ASSETS:
  Investments at market value (see
    Schedule of Investments):
    General American Capital Company......
    Fidelity VIP Fund.....................
    Fidelity VIP Fund II..................
    Van Eck Worldwide Insurance Trust.....
    Russell Insurance Funds...............
    American Century Variable Portfolios,
      Inc.................................
    J.P. Morgan Series Trust II...........
    SEI Insurance Products Trust..........
    Metropolitan Series Fund, Inc.........      $7,933           $140,223           $9,602
    New England Zenith Fund...............
    Met Investors Series Trust............
    American Funds Insurance Series.......
  Receivable from General American Life
    Insurance Company.....................          21                 --               46
                                                ------           --------           ------
         Total assets.....................       7,954            140,223            9,648
                                                ------           --------           ------
LIABILITIES:
  Payable to General American Life
    Insurance Company.....................          --                822               --
                                                ------           --------           ------
         Total net assets.................      $7,954           $139,401           $9,648
                                                ======           ========           ======
Total units held--VUL-95..................          --                 --               --
Total units held--VGSP....................          --                 --               --
Total units held--VUL-100.................          --                 --               --
Total units held--Russell VUL.............          --                 --               --
Total units held--VUL-2000................          --                 --               --
Total units held--JSVUL-2000..............          --                 --               --
Total units held--Destiny.................          --                 --               --
Total units held--VUL-2002................         983             17,019            1,193
                                                ------           --------           ------
Total units held..........................      $  983           $ 17,019           $1,193
                                                ------           --------           ------
VUL-95 Net unit value.....................      $   --           $     --           $   --
VGSP Net unit value.......................      $   --           $     --           $   --
VUL-100 Net unit value....................      $   --           $     --           $   --
Russell VUL Net unit value................      $   --           $     --           $   --
VUL-2000 Net unit value...................      $   --           $     --           $   --
JSVUL-2000 Net unit value.................      $   --           $     --           $   --
Destiny Net unit value....................      $   --           $     --           $   --
VUL-2002 Net unit value...................      $ 8.09           $   8.19           $ 8.09
Cost of investments.......................      $8,057           $145,670           $9,660

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                       STATE STREET          STATE STREET         LEHMAN BROTHERS       STATE STREET
                                    RESEARCH LARGE-CAP   RESEARCH DIVERSIFIED      AGGREGATE BOND      RESEARCH AURORA
                                     VALUE PORTFOLIO          PORTFOLIO           INDEX PORTFOLIO         PORTFOLIO
                                      FUND DIVISION         FUND DIVISION          FUND DIVISION        FUND DIVISION
                                    ------------------   --------------------   --------------------   ---------------
ASSETS:
  Investments at market value (see
    Schedule of Investments):
    General American Capital
      Company.....................
    Fidelity VIP Fund.............
    Fidelity VIP Fund II..........
    Van Eck Worldwide Insurance
      Trust.......................
    Russell Insurance Funds.......
    American Century Variable
      Portfolios, Inc.............
    J.P. Morgan Series Trust II...
    SEI Insurance Products
      Trust.......................
    Metropolitan Series Fund,
      Inc.........................        $7,440                $1,326                $29,175              $6,104
    New England Zenith Fund.......
    Met Investors Series Trust....
    American Funds Insurance
      Series......................
  Receivable from General American
    Life Insurance Company........            22                    --                    105                  18
                                          ------                ------                -------              ------
         Total assets.............         7,462                 1,326                 29,280               6,122
                                          ------                ------                -------              ------
LIABILITIES:
  Payable to General American Life
    Insurance Company.............            --                     1                     --                  --
                                          ------                ------                -------              ------
         Total net assets.........        $7,462                $1,325                $29,280              $6,122
                                          ======                ======                =======              ======
Total units held--VUL-95..........            --                    --                     --                  --
Total units held--VGSP............            --                    --                     --                  --
Total units held--VUL-100.........            --                    --                     --                  --
Total units held--Russell VUL.....            --                    --                     --                  --
Total units held--VUL-2000........            --                    --                     --                  --
Total units held--JSVUL-2000......            --                    --                     --                  --
Total units held--Destiny.........            --                    --                     --                  --
Total units held--VUL-2002........           956                   147                  2,710                 838
                                          ------                ------                -------              ------
Total units held..................        $  956                $  147                $ 2,710              $  838
                                          ------                ------                -------              ------
VUL-95 Net unit value.............        $   --                $   --                $    --              $   --
VGSP Net unit value...............        $   --                $   --                $    --              $   --
VUL-100 Net unit value............        $   --                $   --                $    --              $   --
Russell VUL Net unit value........        $   --                $   --                $    --              $   --
VUL-2000 Net unit value...........        $   --                $   --                $    --              $   --
JSVUL-2000 Net unit value.........        $   --                $   --                $    --              $   --
Destiny Net unit value............        $   --                $   --                $    --              $   --
VUL-2002 Net unit value...........        $ 7.81                $ 9.04                $ 10.80              $ 7.30
Cost of investments...............        $7,431                $1,336                $28,694              $6,318

                                                                          HARRIS OAKMARK
                                     JANUS GROWTH    RUSSELL 2000 INDEX   LARGE CAP VALUE
                                      PORTFOLIO          PORTFOLIO           PORTFOLIO
                                    FUND DIVISION      FUND DIVISION       FUND DIVISION
                                    --------------   ------------------   ---------------
ASSETS:
  Investments at market value (see
    Schedule of Investments):
    General American Capital
      Company.....................
    Fidelity VIP Fund.............
    Fidelity VIP Fund II..........
    Van Eck Worldwide Insurance
      Trust.......................
    Russell Insurance Funds.......
    American Century Variable
      Portfolios, Inc.............
    J.P. Morgan Series Trust II...
    SEI Insurance Products
      Trust.......................
    Metropolitan Series Fund,
      Inc.........................     $374,386           $201,684          $1,755,266
    New England Zenith Fund.......
    Met Investors Series Trust....
    American Funds Insurance
      Series......................
  Receivable from General American
    Life Insurance Company........          725              2,471                  --
                                       --------           --------          ----------
         Total assets.............      375,111            204,155           1,755,266
                                       --------           --------          ----------
LIABILITIES:
  Payable to General American Life
    Insurance Company.............           --                 --                 408
                                       --------           --------          ----------
         Total net assets.........     $375,111           $204,155          $1,754,858
                                       ========           ========          ==========
Total units held--VUL-95..........          715              7,966               7,860
Total units held--VGSP............        4,526              2,639              15,912
Total units held--VUL-100.........          754              3,422              17,374
Total units held--Russell VUL.....           --                 --                  --
Total units held--VUL-2000........       52,673              4,953              10,622
Total units held--JSVUL-2000......        8,084                 58               3,704
Total units held--Destiny.........           --              5,089             152,425
Total units held--VUL-2002........        2,095              2,824               1,900
                                       --------           --------          ----------
Total units held..................     $ 68,847           $ 26,951          $  209,797
                                       --------           --------          ----------
VUL-95 Net unit value.............     $   5.35           $   7.53          $     8.33
VGSP Net unit value...............     $   5.37           $   7.54          $     8.34
VUL-100 Net unit value............     $   5.35           $   7.53          $     8.33
Russell VUL Net unit value........     $     --           $     --          $       --
VUL-2000 Net unit value...........     $   5.38           $   7.55          $     8.35
JSVUL-2000 Net unit value.........     $   5.38           $   7.55          $     8.35
Destiny Net unit value............     $   5.43           $   7.58          $     8.38
VUL-2002 Net unit value...........     $   7.67           $   7.83          $     8.19
Cost of investments...............     $448,269           $204,354          $1,779,847

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                                                         HARRIS                       STATE STREET    STATE STREET
                                                                         OAKMARK          DAVIS         RESEARCH        RESEARCH
                                                      ALGER EQUITY       FOCUSED         VENTURE      MONEY MARKET     BOND INCOME
                                                      GROWTH SERIES   VALUE SERIES    VALUE SERIES       SERIES          SERIES
                                                      FUND DIVISION   FUND DIVISION   FUND DIVISION   FUND DIVISION   FUND DIVISION
                                                      -------------   -------------   -------------   -------------   -------------
ASSETS:
  Investments at market value (see Schedule of
    Investments):
    General American Capital Company................
    Fidelity VIP Fund...............................
    Fidelity VIP Fund II............................
    Van Eck Worldwide Insurance Trust...............
    Russell Insurance Funds.........................
    American Century Variable Portfolios, Inc. .....
    J.P. Morgan Series Trust II.....................
    SEI Insurance Products Trust....................
    Metropolitan Series Fund, Inc...................
    New England Zenith Fund.........................   $1,261,745      $3,519,355       $441,580        $164,232       $1,340,224
    Met Investors Series Trust......................
    American Funds Insurance Series.................
  Receivable from General American Life Insurance
    Company.........................................           --           3,825             --              --               47
                                                       ----------      ----------       --------        --------       ----------
         Total assets...............................    1,261,745       3,523,180        441,580         164,232        1,340,271
                                                       ----------      ----------       --------        --------       ----------
LIABILITIES:
  Payable to General American Life Insurance
    Company.........................................        5,776              --            106          24,560               --
                                                       ----------      ----------       --------        --------       ----------
         Total net assets...........................   $1,255,969      $3,523,180       $441,474        $139,672       $1,340,271
                                                       ==========      ==========       ========        ========       ==========
Total units held--VUL-95............................       19,982          14,424          3,641              --            4,101
Total units held--VGSP..............................       63,025          45,812         31,190              --           19,472
Total units held--VUL-100...........................       22,309          22,379          4,660              --            2,039
Total units held--Russell VUL.......................           --              --             --              --               --
Total units held--VUL-2000..........................      144,187          97,333          9,888              --            7,557
Total units held--JSVUL-2000........................        9,882           4,290            135              --               --
Total units held--Destiny...........................        2,139         156,239             --              --           92,461
Total units held--VUL-2002..........................        1,501           1,710          2,220          13,852              350
                                                       ----------      ----------       --------        --------       ----------
Total units held....................................      263,025         342,187         51,734          13,852          125,980
                                                       ----------      ----------       --------        --------       ----------
VUL-95 Net unit value...............................   $     4.73      $    10.22       $   8.53        $     --       $    10.59
VGSP Net unit value.................................   $     4.75      $    10.24       $   8.53        $     --       $    10.60
VUL-100 Net unit value..............................   $     4.73      $    10.21       $   8.52        $     --       $    10.59
Russell VUL Net unit value..........................   $       --      $       --       $     --        $     --       $       --
VUL-2000 Net unit value.............................   $     4.77      $    10.27       $   8.54        $     --       $    10.61
JSVUL-2000 Net unit value...........................   $     4.77      $    10.27       $   8.54        $     --       $    10.61
Destiny Net unit value..............................   $     4.84      $    10.36       $   8.57        $     --       $    10.65
VUL-2002 Net unit value.............................   $     7.51      $     8.74       $   8.50        $  10.08       $    10.62
Cost of investments.................................   $1,687,040      $3,587,095       $440,076        $164,232       $1,294,796


                                                          PIMCO        PIMCO TOTAL
                                                       INNOVATION        RETURN
                                                        PORTFOLIO       PORTFOLIO
                                                      FUND DIVISION   FUND DIVISION
                                                      -------------   -------------
ASSETS:
  Investments at market value (see Schedule of
    Investments):
    General American Capital Company................
    Fidelity VIP Fund...............................
    Fidelity VIP Fund II............................
    Van Eck Worldwide Insurance Trust...............
    Russell Insurance Funds.........................
    American Century Variable Portfolios, Inc. .....
    J.P. Morgan Series Trust II.....................
    SEI Insurance Products Trust....................
    Metropolitan Series Fund, Inc...................
    New England Zenith Fund.........................
    Met Investors Series Trust......................     $69,486       $2,225,807
    American Funds Insurance Series.................
  Receivable from General American Life Insurance
    Company.........................................         324              244
                                                         -------       ----------
         Total assets...............................      69,810        2,226,051
                                                         -------       ----------
LIABILITIES:
  Payable to General American Life Insurance
    Company.........................................          --               --
                                                         -------       ----------
         Total net assets...........................     $69,810       $2,226,051
                                                         =======       ==========
Total units held--VUL-95............................         894            7,697
Total units held--VGSP..............................       1,239            5,563
Total units held--VUL-100...........................         225           15,378
Total units held--Russell VUL.......................          --               --
Total units held--VUL-2000..........................      14,847           26,681
Total units held--JSVUL-2000........................         291           18,711
Total units held--Destiny...........................          --          131,647
Total units held--VUL-2002..........................         645            2,346
                                                         -------       ----------
Total units held....................................      18,141          208,023
                                                         -------       ----------
VUL-95 Net unit value...............................     $  3.74       $    10.66
VGSP Net unit value.................................     $  3.75       $    10.67
VUL-100 Net unit value..............................     $  3.74       $    10.65
Russell VUL Net unit value..........................     $    --       $       --
VUL-2000 Net unit value.............................     $  3.76       $    10.68
JSVUL-2000 Net unit value...........................     $  3.76       $    10.68
Destiny Net unit value..............................     $  3.80       $    10.72
VUL-2002 Net unit value.............................     $  6.24       $    10.68
Cost of investments.................................     $85,903       $2,155,200

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                                                                                      STATE STREET
                                                                         MET/AIM       MET/AIM MID      RESEARCH
                                                       MFS MID CAP      SMALL CAP       CAP CORE      CONCENTRATED
                                                         GROWTH          GROWTH          EQUITY       INTERNATIONAL
                                                        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO        GROWTH
                                                      FUND DIVISION   FUND DIVISION   FUND DIVISION   FUND DIVISION   FUND DIVISION
                                                      -------------   -------------   -------------   -------------   -------------
ASSETS:
  Investments at market value (see Schedule of
    Investments):
    General American Capital Company................
    Fidelity VIP Fund...............................
    Fidelity VIP Fund II............................
    Van Eck Worldwide Insurance Trust...............
    Russell Insurance Funds.........................
    American Century Variable Portfolios, Inc.......
    J.P. Morgan Series Trust II.....................
    SEI Insurance Products Trust....................
    Metropolitan Series Fund, Inc...................
    New England Zenith Fund.........................
    Met Investors Series Trust......................     $24,413       $1,003,813        $97,844         $66,973
    American Funds Insurance Series.................                                                                   $1,247,007
  Receivable from General American Life Insurance
    Company.........................................          --               --             --              18               --
                                                         -------       ----------        -------         -------       ----------
         Total assets...............................      24,413        1,003,813         97,844          66,991        1,247,007
                                                         -------       ----------        -------         -------       ----------
LIABILITIES:
  Payable to General American Life Insurance
    Company.........................................           6              122             45              --              868
                                                         -------       ----------        -------         -------       ----------
         Total net assets...........................     $24,407       $1,003,691        $97,799         $66,991       $1,246,139
                                                         =======       ==========        =======         =======       ==========
Total units held--VUL-95............................          --               --             --              83           27,489
Total units held--VGSP..............................       1,920              163             --             727           14,450
Total units held--VUL-100...........................          --               16          2,489             295           32,424
Total units held--Russell VUL.......................          --               --             --              --               --
Total units held--VUL-2000..........................         244            4,513          2,210           3,029           64,651
Total units held--JSVUL-2000........................         564              332            168           3,510            8,610
Total units held--Destiny...........................          --          126,143          6,032              --               --
Total units held--VUL-2002..........................         756               83            507             276            6,953
                                                         -------       ----------        -------         -------       ----------
Total units held....................................       3,484          131,250         11,406           7,920          154,577
                                                         -------       ----------        -------         -------       ----------
VUL-95 Net unit value...............................     $  6.92       $     7.60        $  8.55         $  8.45       $     8.05
VGSP Net unit value.................................     $  6.92       $     7.61        $  8.56         $  8.46       $     8.06
VUL-100 Net unit value..............................     $  6.91       $     7.60        $  8.55         $  8.44       $     8.05
Russell VUL Net unit value..........................     $    --       $       --        $    --         $    --       $       --
VUL-2000 Net unit value.............................     $  6.93       $     7.62        $  8.57         $  8.46       $     8.07
JSVUL-2000 Net unit value...........................     $  6.93       $     7.62        $  8.57         $  8.46       $     8.07
Destiny Net unit value..............................     $  6.95       $     7.65        $  8.60         $  8.50       $     8.10
VUL-2002 Net unit value.............................     $  7.30       $     7.88        $  8.49         $  8.34       $     8.12
Cost of investments.................................     $25,170       $1,007,589        $98,533         $66,379       $1,267,222


                                                         GROWTH-       GLOBAL SMALL
                                                         INCOME       CAPITALIZATION
                                                      FUND DIVISION   FUND DIVISION
                                                      -------------   --------------
ASSETS:
  Investments at market value (see Schedule of
    Investments):
    General American Capital Company................
    Fidelity VIP Fund...............................
    Fidelity VIP Fund II............................
    Van Eck Worldwide Insurance Trust...............
    Russell Insurance Funds.........................
    American Century Variable Portfolios, Inc.......
    J.P. Morgan Series Trust II.....................
    SEI Insurance Products Trust....................
    Metropolitan Series Fund, Inc...................
    New England Zenith Fund.........................
    Met Investors Series Trust......................
    American Funds Insurance Series.................   $1,281,809        $209,347
  Receivable from General American Life Insurance
    Company.........................................           --           2,666
                                                       ----------        --------
         Total assets...............................    1,281,809         212,013
                                                       ----------        --------
LIABILITIES:
  Payable to General American Life Insurance
    Company.........................................          225              --
                                                       ----------        --------
         Total net assets...........................   $1,281,584        $212,013
                                                       ==========        ========
Total units held--VUL-95............................       13,300          10,270
Total units held--VGSP..............................       29,137           1,589
Total units held--VUL-100...........................       22,557           2,851
Total units held--Russell VUL.......................           --              --
Total units held--VUL-2000..........................       76,533          11,293
Total units held--JSVUL-2000........................       10,642             591
Total units held--Destiny...........................           --              --
Total units held--VUL-2002..........................        3,702           1,011
                                                       ----------        --------
Total units held....................................      155,871          27,605
                                                       ----------        --------
VUL-95 Net unit value...............................   $     8.21        $   7.67
VGSP Net unit value.................................   $     8.22        $   7.68
VUL-100 Net unit value..............................   $     8.21        $   7.67
Russell VUL Net unit value..........................   $       --        $     --
VUL-2000 Net unit value.............................   $     8.23        $   7.68
JSVUL-2000 Net unit value...........................   $     8.23        $   7.68
Destiny Net unit value..............................   $     8.26        $   7.71
VUL-2002 Net unit value.............................   $     8.16        $   7.82
Cost of investments.................................   $1,284,714        $216,146

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                           S & P 500 INDEX FUND DIVISION                           MONEY MARKET FUND DIVISION
                                     ------------------------------------------                ----------------------------------
                                         2002           2001           2000                      2002         2001        2000
                                     ------------   ------------   ------------                ---------   ----------   ---------
Investment income (See Note 2C):
  Dividend Income..................  $  1,167,747   $         --   $         --                $ 774,745   $       --   $      --
Expenses:
  Mortality and expense charges....      (480,933)      (490,060)      (492,959)                (149,287)    (180,618)    (63,761)
                                     ------------   ------------   ------------                ---------   ----------   ---------
     Net investment income
       (expense)...................       686,814       (490,060)      (492,959)                 625,458     (180,618)    (63,761)
                                     ------------   ------------   ------------                ---------   ----------   ---------
Net realized gain (loss) on
  investments:
  Realized gain from
     distributions.................     9,210,028        260,324     14,676,037                       --       55,030     776,924
  Realized gain (loss) on sales....    (5,669,139)    (1,247,290)     2,585,415                  170,786      216,875      45,553
                                     ------------   ------------   ------------                ---------   ----------   ---------
Net realized gain (loss) on
  investments......................     3,540,889       (986,966)    17,261,452                  170,786      271,905     822,477
                                     ------------   ------------   ------------                ---------   ----------   ---------
Net unrealized gain (loss) on
  investments:
  Unrealized gain (loss) on
     investments, beginning of
     period........................   (18,733,739)   (11,146,657)    12,073,799                  287,379     (492,305)   (292,325)
  Unrealized gain (loss) on
     investments, end of period....   (41,060,546)   (18,733,739)   (11,146,657)                (209,847)     287,379    (492,305)
                                     ------------   ------------   ------------                ---------   ----------   ---------
     Net unrealized gain (loss) on
       investments.................   (22,326,807)    (7,587,082)   (23,220,456)                (497,226)     779,684    (199,980)
                                     ------------   ------------   ------------                ---------   ----------   ---------
     Net gain (loss) on
       investments.................   (18,785,918)    (8,574,048)    (5,959,004)                (326,440)   1,051,589     622,497
                                     ------------   ------------   ------------                ---------   ----------   ---------
Net increase (decrease) in net
  assets resulting from
  operations.......................  $(18,099,104)  $ (9,064,108)  $ (6,451,963)               $ 299,018   $  870,971   $ 558,736
                                     ============   ============   ============                =========   ==========   =========

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                              BOND INDEX FUND DIVISION                         MANAGED EQUITY FUND DIVISION
                                           -------------------------------                ---------------------------------------
                                             2002       2001       2000                      2002          2001          2000
                                           --------   --------   ---------                -----------   -----------   -----------
Investment income (See Note 2C):
  Dividend Income........................  $549,954   $     --   $      --                $   152,484   $        --   $        --
Expenses:
  Mortality and expense charges..........   (75,834)   (60,494)    (51,753)                   (53,616)      (56,525)      (52,636)
                                           --------   --------   ---------                -----------   -----------   -----------
     Net investment income (expense).....   474,120    (60,494)    (51,753)                    98,868       (56,525)      (52,636)
                                           --------   --------   ---------                -----------   -----------   -----------
Net realized gain (loss) on investments:
  Realized gain from distributions.......        --     16,145     400,130                    340,301        39,240     2,416,109
  Realized gain (loss) on sales..........   271,350    110,111       2,144                 (1,005,983)     (204,219)      190,926
                                           --------   --------   ---------                -----------   -----------   -----------
Net realized gain (loss) on
  investments............................   271,350    126,256     402,274                   (665,682)     (164,979)    2,607,035
                                           --------   --------   ---------                -----------   -----------   -----------
Net unrealized gain (loss) on
  investments:
  Unrealized gain (loss) on investments,
     beginning of period.................   509,608    (59,387)   (448,862)                (1,342,683)   (1,691,506)      110,752
  Unrealized gain (loss) on investments,
     end of period.......................   738,894    509,608     (59,387)                (2,927,065)   (1,342,683)   (1,691,506)
                                           --------   --------   ---------                -----------   -----------   -----------
     Net unrealized gain (loss) on
       investments.......................   229,286    568,995     389,475                 (1,584,382)      348,823    (1,802,258)
                                           --------   --------   ---------                -----------   -----------   -----------
     Net gain (loss) on investments......   500,636    695,251     791,749                 (2,250,064)      183,844       804,777
                                           --------   --------   ---------                -----------   -----------   -----------
Net increase (decrease) in net assets
  resulting from operations..............  $974,756   $634,757   $ 739,996                $(2,151,196)  $   127,319   $   752,141
                                           ========   ========   =========                ===========   ===========   ===========

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                       ASSET ALLOCATION FUND DIVISION                        INTERNATIONAL INDEX FUND DIVISION
                                   ---------------------------------------                ---------------------------------------
                                      2002          2001          2000                       2002          2001          2000
                                   -----------   -----------   -----------                -----------   -----------   -----------
Investment income (See Note 2C):
  Dividend Income................  $   412,972   $        --   $        --                $   106,567   $        --   $        --
Expenses:
  Mortality and expense
     charges.....................      (80,006)     (107,537)     (161,076)                   (35,887)      (53,562)      (96,591)
                                   -----------   -----------   -----------                -----------   -----------   -----------
     Net investment income
       (expense).................      332,966      (107,537)     (161,076)                    70,680       (53,562)      (96,591)
                                   -----------   -----------   -----------                -----------   -----------   -----------
Net realized gain (loss) on
  investments:
  Realized gain from
     distributions...............           --       121,131     6,903,265                         --            --     1,771,145
  Realized gain (loss) on
     sales.......................   (1,344,414)   (1,708,787)      955,801                   (615,206)     (232,121)      523,080
                                   -----------   -----------   -----------                -----------   -----------   -----------
Net realized gain (loss) on
  investments....................   (1,344,414)   (1,587,656)    7,859,066                   (615,206)     (232,121)    2,294,225
                                   -----------   -----------   -----------                -----------   -----------   -----------
Net unrealized gain (loss) on
  investments:
  Unrealized gain (loss) on
     investments, beginning of
     period......................   (2,544,220)   (2,924,861)    4,658,326                 (2,371,032)     (392,875)    3,766,663
  Unrealized gain (loss) on
     investments, end of
     period......................   (3,383,478)   (2,544,220)   (2,924,861)                (3,083,924)   (2,371,032)     (392,875)
                                   -----------   -----------   -----------                -----------   -----------   -----------
     Net unrealized gain (loss)
       on investments............     (839,258)      380,641    (7,583,187)                  (712,892)   (1,978,157)   (4,159,538)
                                   -----------   -----------   -----------                -----------   -----------   -----------
     Net gain (loss) on
       investments...............   (2,183,672)   (1,207,015)      275,879                 (1,328,098)   (2,210,278)   (1,865,313)
                                   -----------   -----------   -----------                -----------   -----------   -----------
Net increase (decrease) in net
  assets resulting from
  operations.....................  $(1,850,706)  $(1,314,552)  $   114,803                $(1,257,418)  $(2,263,840)  $(1,961,904)
                                   ===========   ===========   ===========                ===========   ===========   ===========

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                                MID-CAP EQUITY FUND DIVISION                    SMALL-CAP EQUITY FUND DIVISION
                                           ---------------------------------------            -----------------------------------
                                              2002          2001          2000                   2002         2001        2000
                                           -----------   -----------   -----------            -----------   ---------   ---------
Investment income (See Note 2C):
  Dividend Income........................  $        --   $        --   $        --            $        --   $      --   $      --
Expenses:
  Mortality and expense charges..........      (34,721)      (43,465)      (67,013)               (33,534)    (30,708)    (23,815)
                                           -----------   -----------   -----------            -----------   ---------   ---------
     Net investment income (expense).....      (34,721)      (43,465)      (67,013)               (33,534)    (30,708)    (23,815)
                                           -----------   -----------   -----------            -----------   ---------   ---------
Net realized gain (loss) on investments:
  Realized gain from distributions.......           --        40,342     2,473,629                283,950       4,894     208,782
  Realized gain (loss) on sales..........   (1,271,808)     (880,515)      577,510                (59,522)    (22,004)   (225,132)
                                           -----------   -----------   -----------            -----------   ---------   ---------
Net realized gain (loss) on
  investments............................   (1,271,808)     (840,173)    3,051,139                224,428     (17,110)    (16,350)
                                           -----------   -----------   -----------            -----------   ---------   ---------
Net unrealized gain (loss) on
  investments:
  Unrealized gain (loss) on investments,
     beginning of period.................   (3,730,043)   (2,712,068)    1,140,498                464,120    (190,367)   (439,908)
  Unrealized gain (loss) on investments,
     end of period.......................   (4,019,488)   (3,730,043)   (2,712,068)              (677,253)    464,120    (190,367)
                                           -----------   -----------   -----------            -----------   ---------   ---------
     Net unrealized gain (loss) on
       investments.......................     (289,445)   (1,017,975)   (3,852,566)            (1,141,373)    654,487     249,541
                                           -----------   -----------   -----------            -----------   ---------   ---------
     Net gain (loss) on investments......   (1,561,253)   (1,858,148)     (801,427)              (916,945)    637,377     233,191
                                           -----------   -----------   -----------            -----------   ---------   ---------
Net increase (decrease) in net assets
  resulting from operations..............  $(1,595,974)  $(1,901,613)  $  (868,440)           $  (950,479)  $ 606,669   $ 209,376
                                           ===========   ===========   ===========            ===========   =========   =========

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
                 YEARS ENDED DECEMBER 31, 2002, 2001, AND 2000

                                  VIP EQUITY-INCOME PORTFOLIO FUND DIVISION                VIP GROWTH PORTFOLIO FUND DIVISION
                                  -----------------------------------------            ------------------------------------------
                                      2002           2001          2000                    2002           2001           2000
                                  ------------   ------------   -----------            ------------   ------------   ------------
Investment income (See Note 2C):
  Dividend Income...............  $   388,775    $   398,762    $  405,669             $    104,037   $     39,900   $     62,273
Expenses:
  Mortality and expense
     charges....................     (171,394)      (180,832)     (180,926)                (301,999)      (371,131)      (464,392)
                                  -----------    -----------    ----------             ------------   ------------   ------------
     Net investment income
       (expense)................      217,381        217,930       224,743                 (197,962)      (331,231)      (402,119)
                                  -----------    -----------    ----------             ------------   ------------   ------------
Net realized gain (loss) on
  investments:
  Realized gain from
     distributions..............      529,167      1,120,333     1,528,337                       --      3,750,572      6,196,177
  Realized gain (loss) on
     sales......................     (732,543)        25,609       760,990               (2,938,762)      (699,917)     2,588,618
                                  -----------    -----------    ----------             ------------   ------------   ------------
Net realized gain (loss) on
  investments...................     (203,376)     1,145,942     2,289,327               (2,938,762)     3,050,655      8,784,795
                                  -----------    -----------    ----------             ------------   ------------   ------------
Net unrealized gain (loss) on
  investments:
  Unrealized gain (loss) on
     investments, beginning of
     period.....................   (1,076,113)     1,729,089     2,561,251              (10,927,256)     2,654,006     18,619,738
  Unrealized gain (loss) on
     investments, end of
     period.....................   (5,393,437)    (1,076,113)    1,729,089              (23,037,649)   (10,927,256)     2,654,006
                                  -----------    -----------    ----------             ------------   ------------   ------------
     Net unrealized gain (loss)
       on investments...........   (4,317,324)    (2,805,202)     (832,162)             (12,110,393)   (13,581,262)   (15,965,732)
                                  -----------    -----------    ----------             ------------   ------------   ------------
     Net gain (loss) on
       investments..............   (4,520,700)    (1,659,260)    1,457,165              (15,049,155)   (10,530,607)    (7,180,937)
                                  -----------    -----------    ----------             ------------   ------------   ------------
Net increase (decrease) in net
  assets resulting from
  operations....................  $(4,303,319)   $(1,441,330)   $1,681,908             $(15,247,117)  $(10,861,838)  $ (7,583,056)
                                  ===========    ===========    ==========             ============   ============   ============

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
                 YEARS ENDED DECEMBER 31, 2002, 2001, AND 2000

                                  VIP OVERSEAS PORTFOLIO FUND DIVISION              VIP II ASSET MANAGER PORTFOLIO FUND DIVISION
                                 ---------------------------------------            ---------------------------------------------
                                    2002          2001          2000                    2002            2001            2000
                                 -----------   -----------   -----------            -------------   -------------   -------------
Investment income (See Note
  2C):
  Dividend Income..............  $    82,677   $   684,329   $   215,081              $ 121,948       $ 115,441       $  76,446
Expenses:
  Mortality and expense
     charges...................      (75,642)      (90,905)     (117,674)               (21,517)        (20,693)        (18,919)
                                 -----------   -----------   -----------              ---------       ---------       ---------
     Net investment income
       (expense)...............        7,035       593,424        97,407                100,431          94,748          57,527
                                 -----------   -----------   -----------              ---------       ---------       ---------
Net realized gain (loss) on
  investments:
  Realized gain from
     distributions.............           --     1,081,681     1,354,432                     --          43,291         180,102
  Realized gain (loss) on
     sales.....................   (1,137,707)     (707,133)      466,998               (182,624)       (132,840)         (2,259)
                                 -----------   -----------   -----------              ---------       ---------       ---------
Net realized gain (loss) on
  investments..................   (1,137,707)      374,548     1,821,430               (182,624)        (89,549)        177,843
                                 -----------   -----------   -----------              ---------       ---------       ---------
Net unrealized gain (loss) on
  investments:
  Unrealized gain (loss) on
     investments, beginning of
     period....................   (4,702,233)     (619,966)    4,550,473               (331,986)       (187,017)        178,795
  Unrealized gain (loss) on
     investments, end of
     period....................   (5,934,498)   (4,702,233)     (619,966)              (564,099)       (331,986)       (187,017)
                                 -----------   -----------   -----------              ---------       ---------       ---------
     Net unrealized gain (loss)
       on investments..........   (1,232,265)   (4,082,267)   (5,170,439)              (232,113)       (144,969)       (365,812)
                                 -----------   -----------   -----------              ---------       ---------       ---------
     Net gain (loss) on
       investments.............   (2,369,972)   (3,707,719)   (3,349,009)              (414,737)       (234,518)       (187,969)
                                 -----------   -----------   -----------              ---------       ---------       ---------
Net increase (decrease) in net
  assets resulting from
  operations...................  $(2,362,937)  $(3,114,295)  $(3,251,602)             $(314,306)      $(139,770)      $(130,442)
                                 ===========   ===========   ===========              =========       =========       =========

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                          VIP HIGH INCOME PORTFOLIO FUND DIVISION            VIP MID CAP PORTFOLIO FUND DIVISION
                                          ---------------------------------------            ------------------------------------
                                             2002          2001          2000                   2002          2001        2000*
                                          -----------   -----------   -----------            -----------   ----------   ---------
Investment income (See Note 2C):
  Dividend Income.......................  $   647,515   $   711,911   $   297,498             $  23,868     $     --     $ 3,443
Expenses:
  Mortality and expense charges.........      (43,733)      (43,350)      (38,853)              (21,778)     (10,025)     (1,385)
                                          -----------   -----------   -----------             ---------     --------     -------
     Net investment income (expense)....      603,782       668,561       258,645                 2,090      (10,025)      2,058
                                          -----------   -----------   -----------             ---------     --------     -------
Net realized gain (loss) on investments:
  Realized gain from distributions......           --            --            --                    --           --          --
  Realized gain (loss) on sales.........     (815,107)     (499,890)     (153,890)              (72,308)       5,749       1,905
                                          -----------   -----------   -----------             ---------     --------     -------
Net realized gain (loss) on
  investments...........................     (815,107)     (499,890)     (153,890)              (72,308)       5,749       1,905
                                          -----------   -----------   -----------             ---------     --------     -------
Net unrealized gain (loss) on
  investments:
  Unrealized gain (loss) on investments,
     beginning of period................   (2,464,173)   (1,520,552)      (27,408)               70,096       33,908          --
  Unrealized gain (loss) on investments,
     end of period......................   (2,122,084)   (2,464,173)   (1,520,552)             (317,412)      70,096      33,908
                                          -----------   -----------   -----------             ---------     --------     -------
     Net unrealized gain (loss) on
       investments......................      342,089      (943,621)   (1,493,144)             (387,508)      36,188      33,908
                                          -----------   -----------   -----------             ---------     --------     -------
     Net gain (loss) on investments.....     (473,018)   (1,443,511)   (1,647,034)             (459,816)      41,937      35,813
                                          -----------   -----------   -----------             ---------     --------     -------
Net increase (decrease) in net assets
  resulting from operations.............  $   130,764   $  (774,950)  $(1,388,389)            $(457,726)    $ 31,912     $37,871
                                          ===========   ===========   ===========             =========     ========     =======

---------------

* For Period May 1, 2000 (inception) to December 31, 2000

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                        WORLDWIDE HARD ASSETS FUND DIVISION             WORLDWIDE EMERGING MARKETS FUND DIVISION
                                        ------------------------------------            -----------------------------------------
                                           2002         2001         2000                  2002           2001           2000
                                        ----------   ----------   ----------            -----------   ------------   ------------
Investment income (See Note 2C):
  Dividend Income.....................   $  2,897     $  3,771     $  3,521              $  1,513      $      --      $      --
Expenses:
  Mortality and expense charges.......     (3,031)      (2,764)      (2,821)               (5,198)        (7,340)        (7,572)
                                         --------     --------     --------              --------      ---------      ---------
     Net investment income
       (expense)......................       (134)       1,007          700                (3,685)        (7,340)        (7,572)
                                         --------     --------     --------              --------      ---------      ---------
Net realized gain (loss) on
  investments:
  Realized gain from distributions....         --           --           --                    --             --             --
  Realized gain (loss) on sales.......     (8,005)      (2,165)     (32,872)              (34,748)      (594,374)       (86,751)
                                         --------     --------     --------              --------      ---------      ---------
Net realized gain (loss) on
  investments.........................     (8,005)      (2,165)     (32,872)              (34,748)      (594,374)       (86,751)
                                         --------     --------     --------              --------      ---------      ---------
Net unrealized gain (loss) on
  investments:
  Unrealized gain (loss) on
     investments, beginning of
     period...........................     (1,904)      38,766      (28,094)              (50,771)      (550,168)        44,010
  Unrealized gain (loss) on
     investments, end of period.......    (19,747)      (1,904)      38,766               (34,745)       (50,771)      (550,168)
                                         --------     --------     --------              --------      ---------      ---------
     Net unrealized gain (loss) on
       investments....................    (17,843)     (40,670)      66,860                16,026        499,397       (594,178)
                                         --------     --------     --------              --------      ---------      ---------
     Net gain (loss) on investments...    (25,848)     (42,835)      33,988               (18,722)       (94,977)      (680,929)
                                         --------     --------     --------              --------      ---------      ---------
Net increase (decrease) in net assets
  resulting from operations...........   $(25,982)    $(41,828)    $ 34,688              $(22,407)     $(102,317)     $(688,501)
                                         ========     ========     ========              ========      =========      =========

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
                 YEARS ENDED DECEMBER 31, 2002, 2001, AND 2000

                                                  MULTI-STYLE EQUITY FUND DIVISION                    CORE BOND FUND DIVISION
                                               ---------------------------------------            -------------------------------
                                                  2002          2001          2000                  2002       2001       2000
                                               -----------   -----------   -----------            --------   --------   ---------
Investment income (See Note 2C):
  Dividend Income............................  $    38,024   $    41,403   $    74,081            $ 82,569   $182,428   $ 445,197
Expenses:
  Mortality and expense charges..............      (42,864)      (60,287)      (96,695)            (19,164)   (21,368)    (55,268)
                                               -----------   -----------   -----------            --------   --------   ---------
     Net investment income (expense).........       (4,840)      (18,884)      (22,614)             63,405    161,060     389,929
                                               -----------   -----------   -----------            --------   --------   ---------
Net realized gain (loss) on investments:
  Realized gain from distributions...........           --       176,452       513,373              69,964     19,878          --
  Realized gain (loss) on sales..............     (663,057)   (1,292,312)      934,300              54,589     29,828    (472,084)
                                               -----------   -----------   -----------            --------   --------   ---------
Net realized gain (loss) on investments......     (663,057)   (1,115,860)    1,447,673             124,553     49,706    (472,084)
                                               -----------   -----------   -----------            --------   --------   ---------
Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
     beginning of period.....................   (1,485,476)   (1,130,058)    2,118,228              92,107    103,744    (651,116)
  Unrealized gain (loss) on investments, end
     of period...............................   (2,522,170)   (1,485,476)   (1,130,058)            118,938     92,107     103,744
                                               -----------   -----------   -----------            --------   --------   ---------
     Net unrealized gain (loss) on
       investments...........................   (1,036,694)     (355,418)   (3,248,286)             26,831    (11,637)    754,860
                                               -----------   -----------   -----------            --------   --------   ---------
     Net gain (loss) on investments..........   (1,699,751)   (1,471,278)   (1,800,613)            151,384     38,069     282,776
                                               -----------   -----------   -----------            --------   --------   ---------
Net increase (decrease) in net assets
  resulting from operations..................  $(1,704,591)  $(1,490,162)  $(1,823,227)           $214,789   $199,129   $ 672,705
                                               ===========   ===========   ===========            ========   ========   =========

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                                  AGGRESSIVE EQUITY FUND DIVISION                    NON-US FUND DIVISION
                                                 ---------------------------------            -----------------------------------
                                                   2002        2001        2000                 2002        2001         2000
                                                 ---------   ---------   ---------            ---------   ---------   -----------
Investment income (See Note 2C):
  Dividend Income..............................  $      --   $   3,637   $  15,814            $  29,524   $  14,996   $     4,604
Expenses:
  Mortality and expense charges................    (16,436)    (22,937)    (30,352)             (13,104)    (18,194)      (25,678)
                                                 ---------   ---------   ---------            ---------   ---------   -----------
     Net investment income (expense)...........    (16,436)    (19,300)    (14,538)              16,420      (3,198)      (21,074)
                                                 ---------   ---------   ---------            ---------   ---------   -----------
Net realized gain (loss) on investments:
  Realized gain from distributions.............         --          --     472,086                   --          --       286,885
  Realized gain (loss) on sales................   (100,969)   (162,100)    (38,895)            (424,607)    (90,231)      488,585
                                                 ---------   ---------   ---------            ---------   ---------   -----------
Net realized gain (loss) on investments........   (100,969)   (162,100)    433,191             (424,607)    (90,231)      775,470
                                                 ---------   ---------   ---------            ---------   ---------   -----------
Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
     beginning of period.......................   (143,709)   (177,317)    318,975             (867,445)   (261,333)    1,132,570
  Unrealized gain (loss) on investments, end of
     period....................................   (537,357)   (143,709)   (177,317)            (774,102)   (867,445)     (261,333)
                                                 ---------   ---------   ---------            ---------   ---------   -----------
     Net unrealized gain (loss) on
       investments.............................   (393,648)     33,608    (496,292)              93,343    (606,112)   (1,393,903)
                                                 ---------   ---------   ---------            ---------   ---------   -----------
     Net gain (loss) on investments............   (494,617)   (128,492)    (63,101)            (331,264)   (696,343)     (618,433)
                                                 ---------   ---------   ---------            ---------   ---------   -----------
Net increase (decrease) in net assets resulting
  from operations..............................  $(511,053)  $(147,792)  $ (77,639)           $(314,844)  $(699,541)  $  (639,507)
                                                 =========   =========   =========            =========   =========   ===========

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                               VP INCOME & GROWTH FUND DIVISION                VP INTERNATIONAL FUND DIVISION
                                               ---------------------------------            -------------------------------------
                                                 2002        2001        2000                  2002          2001         2000
                                               ---------   ---------   ---------            -----------   -----------   ---------
Investment income (See Note 2C):
  Dividend Income............................  $  33,751   $  32,247   $   7,351            $    26,643   $     3,651   $   2,080
Expenses:
  Mortality and expense charges..............    (18,579)    (21,730)    (13,332)               (20,832)      (22,723)    (17,848)
                                               ---------   ---------   ---------            -----------   -----------   ---------
     Net investment income (expense).........     15,172      10,517      (5,981)                 5,811       (19,072)    (15,768)
                                               ---------   ---------   ---------            -----------   -----------   ---------
Net realized gain (loss) on investments:
  Realized gain from distributions...........         --          --          --                     --       403,113      31,114
  Realized gain (loss) on sales..............   (381,016)   (208,919)      4,053               (689,257)     (805,746)     46,401
                                               ---------   ---------   ---------            -----------   -----------   ---------
Net realized gain (loss) on investments......   (381,016)   (208,919)      4,053               (689,257)     (402,633)     77,515
                                               ---------   ---------   ---------            -----------   -----------   ---------
Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
     beginning of period.....................   (459,120)   (283,900)     43,675             (1,655,964)     (583,356)    120,672
  Unrealized gain (loss) on investments, end
     of period...............................   (770,241)   (459,120)   (283,900)            (1,809,726)   (1,655,964)   (583,356)
                                               ---------   ---------   ---------            -----------   -----------   ---------
     Net unrealized gain (loss) on
       investments...........................   (311,121)   (175,220)   (327,575)              (153,762)   (1,072,608)   (704,028)
                                               ---------   ---------   ---------            -----------   -----------   ---------
     Net gain (loss) on investments..........   (692,137)   (384,139)   (323,522)              (843,019)   (1,475,241)   (626,513)
                                               ---------   ---------   ---------            -----------   -----------   ---------
Net increase (decrease) in net assets
  resulting from operations..................  $(676,965)  $(373,622)  $(329,503)           $  (837,208)  $(1,494,313)  $(642,281)
                                               =========   =========   =========            ===========   ===========   =========

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                                             VP VALUE FUND DIVISION                 BOND PORTFOLIO FUND DIVISION
                                                         -------------------------------            -----------------------------
                                                           2002        2001       2000                2002       2001      2000
                                                         ---------   --------   --------            --------   --------   -------
Investment income (See Note 2C):
  Dividend Income......................................  $  17,591   $ 19,250   $  3,598            $ 10,477   $ 66,356   $62,032
Expenses:
  Mortality and expense charges........................    (20,967)    (6,302)    (2,305)            (10,001)    (5,407)   (3,528)
                                                         ---------   --------   --------            --------   --------   -------
     Net investment income (expense)...................     (3,376)    12,948      1,293                 476     60,949    58,504
                                                         ---------   --------   --------            --------   --------   -------
Net realized gain (loss) on investments:
  Realized gain from distributions.....................    113,819         --      9,205                  --      9,201        --
  Realized gain (loss) on sales........................    (16,028)   221,520     (1,159)              6,948     28,799       455
                                                         ---------   --------   --------            --------   --------   -------
Net realized gain (loss) on investments................     97,791    221,520      8,046               6,948     38,000       455
                                                         ---------   --------   --------            --------   --------   -------
Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments, beginning of
     period............................................    224,096    222,677      1,835              (2,449)    23,238    (2,016)
  Unrealized gain (loss) on investments, end of
     period............................................   (303,772)   224,096    222,677             131,003     (2,449)   23,238
                                                         ---------   --------   --------            --------   --------   -------
     Net unrealized gain (loss) on investments.........   (527,868)     1,419    220,842             133,452    (25,687)   25,254
                                                         ---------   --------   --------            --------   --------   -------
     Net gain (loss) on investments....................   (430,077)   222,939    228,888             140,400     12,313    25,709
                                                         ---------   --------   --------            --------   --------   -------
Net increase (decrease) in net assets resulting from
  operations...........................................  $(433,453)  $235,887   $230,181            $140,876   $ 73,262   $84,213
                                                         =========   ========   ========            ========   ========   =======

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                         SMALL COMPANY PORTFOLIO FUND DIVISION              SEI VP LARGE CAP VALUE FUND DIVISION
                                        ---------------------------------------            --------------------------------------
                                           2002          2001          2000                   2002          2001         2000**
                                        -----------   -----------   -----------            -----------   -----------   ----------
Investment income (See Note 2C):
  Dividend Income.....................   $   5,688     $   1,396     $   7,170              $  91,015     $  60,646     $ 10,201
Expenses:
  Mortality and expense charges.......     (17,705)      (18,295)      (14,914)               (36,632)      (26,927)      (5,062)
                                         ---------     ---------     ---------              ---------     ---------     --------
     Net investment income
       (expense)......................     (12,017)      (16,899)       (7,744)                54,383        33,719        5,139
                                         ---------     ---------     ---------              ---------     ---------     --------
Net realized gain (loss) on
  investments:
  Realized gain from distributions....          --            --        42,416                     --       101,095           --
  Realized gain (loss) on sales.......    (136,718)     (750,139)       71,004               (164,369)       19,878          269
                                         ---------     ---------     ---------              ---------     ---------     --------
Net realized gain (loss) on
  investments.........................    (136,718)     (750,139)      113,420               (164,369)      120,973          269
                                         ---------     ---------     ---------              ---------     ---------     --------
Net unrealized gain (loss) on
  investments:
  Unrealized gain (loss) on
     investments, beginning of
     period...........................    (280,413)     (507,291)       96,610                (69,454)      194,619           --
  Unrealized gain (loss) on
     investments, end of period.......    (870,796)     (280,413)     (507,291)              (899,626)      (69,454)     194,619
                                         ---------     ---------     ---------              ---------     ---------     --------
     Net unrealized gain (loss) on
       investments....................    (590,383)      226,878      (603,901)              (830,172)     (264,073)     194,619
                                         ---------     ---------     ---------              ---------     ---------     --------
     Net gain (loss) on investments...    (727,101)     (523,261)     (490,481)              (994,541)     (143,100)     194,888
                                         ---------     ---------     ---------              ---------     ---------     --------
Net increase (decrease) in net assets
  resulting from operations...........   $(739,118)    $(540,160)    $(498,225)             $(940,158)    $(109,381)    $200,027
                                         =========     =========     =========              =========     =========     ========

---------------
** For Period April 10, 2000 (inception) to December 31, 2000

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
      YEARS ENDED DECEMBER 31, 2002, 2001, AND 2000, EXCEPT AS NOTED BELOW

                                           SEI VP LARGE CAP GROWTH FUND DIVISION             SEI VP SMALL CAP VALUE FUND DIVISION
                                           --------------------------------------            ------------------------------------
                                               2002          2001        2000**                 2002          2001       2000**
                                           ------------   ----------   ----------            -----------   ----------   ---------
Investment income (See Note 2C):
  Dividend Income........................  $        --    $      --    $      --              $   9,130     $  7,632     $ 1,598
Expenses:
  Mortality and expense charges..........      (21,499)     (17,086)      (5,429)               (14,712)      (5,959)       (827)
                                           -----------    ---------    ---------              ---------     --------     -------
     Net investment income (expense).....      (21,499)     (17,086)      (5,429)                (5,582)       1,673         771
                                           -----------    ---------    ---------              ---------     --------     -------
Net realized gain (loss) on investments:
  Realized gain from distributions.......           --           --           --                116,968      164,358       9,311
  Realized gain (loss) on sales..........     (550,230)    (273,188)      (1,016)                30,407       17,458         712
                                           -----------    ---------    ---------              ---------     --------     -------
Net realized gain (loss) on
  investments............................     (550,230)    (273,188)      (1,016)               147,375      181,816      10,023
                                           -----------    ---------    ---------              ---------     --------     -------
Net unrealized gain (loss) on
  investments:
  Unrealized gain (loss) on investments,
     beginning of period.................     (886,275)    (431,299)          --                 78,578       28,138          --
  Unrealized gain (loss) on investments,
     end of period.......................   (1,732,357)    (886,275)    (431,299)              (343,241)      78,578      28,138
                                           -----------    ---------    ---------              ---------     --------     -------
     Net unrealized gain (loss) on
       investments.......................     (846,082)    (454,976)    (431,299)              (421,819)      50,440      28,138
                                           -----------    ---------    ---------              ---------     --------     -------
     Net gain (loss) on investments......   (1,396,312)    (728,164)    (432,315)              (274,444)     232,256      38,161
                                           -----------    ---------    ---------              ---------     --------     -------
Net increase (decrease) in net assets
  resulting from operations..............  $(1,417,811)   $(745,250)   $(437,744)             $(280,026)    $233,929     $38,932
                                           ===========    =========    =========              =========     ========     =======

---------------
** For Period April 10, 2000 (inception) to December 31, 2000

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                     SEI VP SMALL CAP GROWTH FUND DIVISION             SEI VP INTERNATIONAL EQUITY FUND DIVISION
                                     --------------------------------------            ------------------------------------------
                                        2002          2001         2000**                  2002           2001          2000**
                                     -----------   -----------   ----------            ------------   ------------   ------------
Investment income (See Note 2C):
  Dividend Income..................   $      --     $      --     $     --              $  10,954      $   3,320      $  19,342
Expenses:
  Mortality and expense charges....      (6,484)       (5,267)      (1,240)               (15,515)       (16,945)        (5,386)
                                      ---------     ---------     --------              ---------      ---------      ---------
     Net investment income
       (expense)...................      (6,484)       (5,267)      (1,240)                (4,561)       (13,625)        13,956
                                      ---------     ---------     --------              ---------      ---------      ---------
Net realized gain (loss) on
  investments:
  Realized gain from
     distributions.................          --            --           --                     --             --             --
  Realized gain (loss) on sales....    (109,318)      (43,461)         336               (478,560)      (150,854)        (5,118)
                                      ---------     ---------     --------              ---------      ---------      ---------
Net realized gain (loss) on
  investments......................    (109,318)      (43,461)         336               (478,560)      (150,854)        (5,118)
                                      ---------     ---------     --------              ---------      ---------      ---------
Net unrealized gain (loss) on
  investments:
  Unrealized gain (loss) on
     investments, beginning of
     period........................    (170,181)      (40,036)          --               (725,352)      (254,806)            --
  Unrealized gain (loss) on
     investments, end of period....    (421,898)     (170,181)     (40,036)              (671,688)      (725,352)      (254,806)
                                      ---------     ---------     --------              ---------      ---------      ---------
     Net unrealized gain (loss) on
       investments.................    (251,717)     (130,145)     (40,036)                53,664       (470,546)      (254,806)
                                      ---------     ---------     --------              ---------      ---------      ---------
     Net gain (loss) on
       investments.................    (361,035)     (173,606)     (39,700)              (424,896)      (621,400)      (259,924)
                                      ---------     ---------     --------              ---------      ---------      ---------
Net increase (decrease) in net
  assets resulting from
  operations.......................   $(367,519)    $(178,873)    $(40,940)             $(429,457)     $(635,025)     $(245,968)
                                      =========     =========     ========              =========      =========      =========

---------------

** For Period April 10, 2000 (inception) to December 31, 2000

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                SEI VP EMERGING MARKETS EQUITY FUND DIVISION              SEI VP CORE FIXED INCOME FUND DIVISION
                                ---------------------------------------------            ----------------------------------------
                                    2002            2001           2000**                   2002           2001         2000**
                                -------------   -------------   -------------            -----------   ------------   -----------
Investment income (See Note
  2C):
  Dividend Income.............    $      --       $      --       $      --               $296,883      $ 570,668      $ 71,862
Expenses:
  Mortality and expense
     charges..................       (8,079)         (5,858)         (1,934)               (46,279)       (45,754)       (9,123)
                                  ---------       ---------       ---------               --------      ---------      --------
     Net investment income
       (expense)..............       (8,079)         (5,858)         (1,934)               250,604        524,914        62,739
                                  ---------       ---------       ---------               --------      ---------      --------
Net realized gain (loss) on
  investments:
  Realized gain from
     distributions............           --              --              --                 75,884             --            --
  Realized gain (loss) on
     sales....................     (103,154)        (71,561)         (4,309)               155,436         63,329           897
                                  ---------       ---------       ---------               --------      ---------      --------
Net realized gain (loss) on
  investments.................     (103,154)        (71,561)         (4,309)               231,320         63,329           897
                                  ---------       ---------       ---------               --------      ---------      --------
Net unrealized gain (loss) on
  investments:
  Unrealized gain (loss) on
     investments, beginning of
     period...................     (160,698)       (142,634)             --                (26,153)       137,043            --
  Unrealized gain (loss) on
     investments, end of
     period...................     (179,831)       (160,698)       (142,634)               126,347        (26,153)      137,043
                                  ---------       ---------       ---------               --------      ---------      --------
     Net unrealized gain
       (loss) on
       investments............      (19,133)        (18,064)       (142,634)               152,500       (163,196)      137,043
                                  ---------       ---------       ---------               --------      ---------      --------
     Net gain (loss) on
       investments............     (122,287)        (89,625)       (146,943)               383,820        (99,867)      137,940
                                  ---------       ---------       ---------               --------      ---------      --------
Net increase (decrease) in net
  assets resulting from
  operations..................    $(130,366)      $ (95,483)      $(148,877)              $634,424      $ 425,047      $200,679
                                  =========       =========       =========               ========      =========      ========

---------------
** For Period April 10, 2000 (inception) to December 31, 2000

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                                        SEI VP HIGH YIELD BOND                 SEI VP INTERNATIONAL FIXED INCOME
                                                            FUND DIVISION                                FUND DIVISION
                                                    ------------------------------            -----------------------------------
                                                      2002       2001      2000**                2002         2001       2000**
                                                    --------   --------   --------            ----------   ----------   ---------
Investment income (See Note 2C):
  Dividend Income.................................  $ 80,449   $ 71,607   $  7,586             $ 66,608     $  5,857     $    --
Expenses:
  Mortality and expense charges...................    (6,706)    (5,121)      (514)              (6,335)      (5,060)       (752)
                                                    --------   --------   --------             --------     --------     -------
     Net investment income (expense)..............    73,743     66,486      7,072               60,273          797        (752)
                                                    --------   --------   --------             --------     --------     -------
Net realized gain (loss) on investments:
  Realized gain from distributions................        --         --         --               13,523           --          --
  Realized gain (loss) on sales...................   (31,008)   (11,370)      (233)              22,710        3,141        (876)
                                                    --------   --------   --------             --------     --------     -------
Net realized gain (loss) on investments...........   (31,008)   (11,370)      (233)              36,233        3,141        (876)
                                                    --------   --------   --------             --------     --------     -------
Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments, beginning
     of period....................................   (58,939)   (13,421)        --               (8,120)      40,423          --
  Unrealized gain (loss) on investments, end of
     period.......................................   (47,962)   (58,939)   (13,421)              65,556       (8,120)     40,423
                                                    --------   --------   --------             --------     --------     -------
     Net unrealized gain (loss) on investments....    10,977    (45,518)   (13,421)              73,676      (48,543)     40,423
                                                    --------   --------   --------             --------     --------     -------
     Net gain (loss) on investments...............   (20,031)   (56,888)   (13,654)             109,909      (45,402)     39,547
                                                    --------   --------   --------             --------     --------     -------
Net increase (decrease) in net assets resulting
  from operations.................................  $ 53,712   $  9,598   $ (6,582)            $170,182     $(44,605)    $38,795
                                                    ========   ========   ========             ========     ========     =======

---------------

** For Period April 10, 2000 (inception) to December 31, 2000

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                                 SEI VP EMERGING MARKETS DEBT                     JANUS MID CAP PORTFOLIO
                                                         FUND DIVISION                                 FUND DIVISION
                                                 -----------------------------            ---------------------------------------
                                                  2002       2001      2000**                2002          2001          2000*
                                                 -------   --------   --------            -----------   -----------   -----------
Investment income (See Note 2C):
  Dividend Income..............................  $19,445   $ 24,667   $ 13,370            $        --   $        --   $        --
Expenses:
  Mortality and expense charges................   (1,226)    (1,601)      (367)               (21,051)      (23,470)       (8,532)
                                                 -------   --------   --------            -----------   -----------   -----------
     Net investment income (expense)...........   18,219     23,066     13,003                (21,051)      (23,470)       (8,532)
                                                 -------   --------   --------            -----------   -----------   -----------
Net realized gain (loss) on investments:
  Realized gain from distributions.............    1,279         --      2,411                     --            --       169,898
  Realized gain (loss) on sales................    5,129        109        129             (1,218,533)     (890,046)       19,511
                                                 -------   --------   --------            -----------   -----------   -----------
Net realized gain (loss) on investments........    6,408        109      2,540             (1,218,533)     (890,046)      189,409
                                                 -------   --------   --------            -----------   -----------   -----------
Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
     beginning of period.......................   (7,746)   (10,850)        --             (1,836,132)   (1,114,808)           --
  Unrealized gain (loss) on investments, end of
     period....................................   (2,815)    (7,746)   (10,850)            (1,822,667)   (1,836,132)   (1,114,808)
                                                 -------   --------   --------            -----------   -----------   -----------
     Net unrealized gain (loss) on
       investments.............................    4,931      3,104    (10,850)                13,465      (721,324)   (1,114,808)
                                                 -------   --------   --------            -----------   -----------   -----------
     Net gain (loss) on investments............   11,339      3,213     (8,310)            (1,205,068)   (1,611,370)     (925,399)
                                                 -------   --------   --------            -----------   -----------   -----------
Net increase (decrease) in net assets resulting
  from operations..............................  $29,558   $ 26,279   $  4,693            $(1,226,119)  $(1,634,840)  $  (933,931)
                                                 =======   ========   ========            ===========   ===========   ===========

---------------
 * For Period May 1, 2000 (inception) to December 31, 2000

** For Period April 10, 2000 (inception) to December 31, 2000

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                                        T. ROWE PRICE SMALL CAP                      T. ROWE PRICE LARGE CAP
                                                     GROWTH PORTFOLIO FUND DIVISION              GROWTH PORTFOLIO FUND DIVISION
                                                    --------------------------------            ---------------------------------
                                                      2002        2001       2000*                2002        2001        2000*
                                                    ---------   ---------   --------            ---------   ---------   ---------
Investment income (See Note 2C):
  Dividend Income.................................  $      --   $      --   $     --            $   8,237   $     139   $   1,560
Expenses:
  Mortality and expense charges...................     (8,662)     (7,035)      (884)             (13,521)     (5,207)     (3,198)
                                                    ---------   ---------   --------            ---------   ---------   ---------
     Net investment income (expense)..............     (8,662)     (7,035)      (884)              (5,284)     (5,068)     (1,638)
                                                    ---------   ---------   --------            ---------   ---------   ---------
Net realized gain (loss) on investments:
  Realized gain from distributions................         --      67,141         --                   --          15      31,871
  Realized gain (loss) on sales...................   (259,314)   (147,529)    (2,971)            (243,411)   (263,785)     12,647
                                                    ---------   ---------   --------            ---------   ---------   ---------
Net realized gain (loss) on investments...........   (259,314)    (80,388)    (2,971)            (243,411)   (263,770)     44,518
                                                    ---------   ---------   --------            ---------   ---------   ---------
Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments, beginning
     of period....................................    (72,047)    (36,551)        --               84,641    (120,834)         --
  Unrealized gain (loss) on investments, end of
     period.......................................   (438,710)    (72,047)   (36,551)            (404,831)     84,641    (120,834)
                                                    ---------   ---------   --------            ---------   ---------   ---------
     Net unrealized gain (loss) on investments....   (366,663)    (35,496)   (36,551)            (489,472)    205,475    (120,834)
                                                    ---------   ---------   --------            ---------   ---------   ---------
     Net gain (loss) on investments...............   (625,977)   (115,884)   (39,522)            (732,883)    (58,295)    (76,316)
                                                    ---------   ---------   --------            ---------   ---------   ---------
Net increase (decrease) in net assets resulting
  from operations.................................  $(634,639)  $(122,919)  $(40,406)           $(738,167)  $ (63,363)  $ (77,954)
                                                    =========   =========   ========            =========   =========   =========

---------------

* For Period May 1, 2000 (inception) to December 31, 2000

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                  NEUBERGER BERMAN          PUTNAM           MORGAN STANLEY                       METLIFE MID CAP
                                   MID CAP VALUE      INTERNATIONAL STOCK      EAFE INDEX       METLIFE STOCK       STOCK INDEX
                                     PORTFOLIO             PORTFOLIO           PORTFOLIO       INDEX PORTFOLIO       PORTFOLIO
                                   FUND DIVISION         FUND DIVISION       FUND DIVISION      FUND DIVISION      FUND DIVISION
                                  ----------------    -------------------    --------------    ---------------    ---------------
                                      2002***               2002***             2002***            2002***            2002***
                                  ----------------    -------------------    --------------    ---------------    ---------------
Investment income (See Note 2C):
  Dividend Income...............       $  --               $     --              $  --             $    --             $  --
Expenses:
  Mortality and expense
     charges....................        (210)                  (671)                --                  --                --
                                       -----               --------              -----             -------             -----
     Net investment income
       (expense)................        (210)                  (671)                --                  --                --
                                       -----               --------              -----             -------             -----
Net realized gain (loss) on
  investments:
  Realized gain from
     distributions..............          --                     --                 --                  --                --
  Realized gain (loss) on
     sales......................          88                (16,747)               (70)                (54)             (137)
                                       -----               --------              -----             -------             -----
Net realized gain (loss) on
  investments...................          88                (16,747)               (70)                (54)             (137)
                                       -----               --------              -----             -------             -----
Net unrealized gain (loss) on
  investments:
  Unrealized gain (loss) on
     investments, beginning of
     period.....................          --                     --                 --                  --                --
  Unrealized gain (loss) on
     investments, end of
     period.....................          (1)               (10,058)              (124)             (5,447)              (58)
                                       -----               --------              -----             -------             -----
     Net unrealized gain (loss)
       on investments...........          (1)               (10,058)              (124)             (5,447)              (58)
                                       -----               --------              -----             -------             -----
     Net gain (loss) on
       investments..............          87                (26,805)              (194)             (5,501)             (195)
                                       -----               --------              -----             -------             -----
Net increase (decrease) in net
  assets resulting from
  operations....................       $(123)              $(27,476)             $(194)            $(5,501)            $(195)
                                       =====               ========              =====             =======             =====

---------------

*** For Period May 1, 2002 (inception) to December 31, 2002

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                                    STATE STREET
                               STATE STREET           RESEARCH       LEHMAN BROTHERS     STATE STREET
                              RESEARCH LARGE-       DIVERSIFIED      AGGREGATE BOND     RESEARCH AURORA
                            CAP VALUE PORTFOLIO      PORTFOLIO       INDEX PORTFOLIO       PORTFOLIO       JANUS GROWTH PORTFOLIO
                               FUND DIVISION       FUND DIVISION      FUND DIVISION      FUND DIVISION         FUND DIVISION
                            -------------------    --------------    ---------------    ---------------    ----------------------
                                  2002***             2002***            2002***            2002***          2002       2001****
                            -------------------    --------------    ---------------    ---------------    ---------    ---------
Investment income (See
  Note 2C):
  Dividend Income.........         $ 26                 $ --              $ --               $  --         $     --      $    --
Expenses:
  Mortality and expense
     charges..............           --                   --                --                  --           (1,376)        (110)
                                   ----                 ----              ----               -----         --------      -------
     Net investment income
       (expense)..........           26                   --                --                  --           (1,376)        (110)
                                   ----                 ----              ----               -----         --------      -------
Net realized gain (loss)
  on investments:
  Realized gain from
     distributions........           --                   --                --                  --               --           --
  Realized gain (loss) on
     sales................          290                    1               131                   5           (3,313)        (922)
                                   ----                 ----              ----               -----         --------      -------
Net realized gain (loss)
  on investments..........          290                    1               131                   5           (3,313)        (922)
                                   ----                 ----              ----               -----         --------      -------
Net unrealized gain (loss)
  on investments:
  Unrealized gain (loss)
     on investments,
     beginning of
     period...............           --                   --                --                  --           (1,402)          --
  Unrealized gain (loss)
     on investments, end
     of period............            9                  (10)              481                (214)         (73,883)      (1,402)
                                   ----                 ----              ----               -----         --------      -------
     Net unrealized gain
       (loss) on
       investments........            9                  (10)              481                (214)         (72,481)      (1,402)
                                   ----                 ----              ----               -----         --------      -------
     Net gain (loss) on
       investments........          299                   (9)              612                (209)         (75,794)      (2,324)
                                   ----                 ----              ----               -----         --------      -------
Net increase (decrease) in
  net assets resulting
  from operations.........         $325                 $ (9)             $612               $(209)        $(77,170)     $(2,434)
                                   ====                 ====              ====               =====         ========      =======

---------------

 *** For Period May 1, 2002 (inception) to December 31, 2002
**** For Period May 1, 2001 (inception) to December 31, 2001

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                                    RUSSELL 2000     HARRIS OAKMARK
                                                       INDEX            LARGE CAP
                                                     PORTFOLIO       VALUE PORTFOLIO
                                                   FUND DIVISION      FUND DIVISION     ALGER EQUITY GROWTH SERIES FUND DIVISION
                                                   --------------    ---------------    -----------------------------------------
                                                      2002***            2002***           2002           2001           2000*
                                                   --------------    ---------------    -----------    -----------    -----------
Investment income (See Note 2C):
  Dividend Income................................     $    --           $  3,387         $      --      $   2,915      $     855
Expenses:
  Mortality and expense charges..................        (162)              (443)           (5,826)        (8,509)        (4,682)
                                                      -------           --------         ---------      ---------      ---------
     Net investment income (expense).............        (162)             2,944            (5,826)        (5,594)        (3,827)
                                                      -------           --------         ---------      ---------      ---------
Net realized gain (loss) on investments:
  Realized gain from distributions...............          --             13,345                --         57,696          2,136
  Realized gain (loss) on sales..................       1,974            (32,667)          (67,117)      (554,108)        10,503
                                                      -------           --------         ---------      ---------      ---------
Net realized gain (loss) on investments..........       1,974            (19,322)          (67,117)      (496,412)        12,639
                                                      -------           --------         ---------      ---------      ---------
  Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
     beginning of period.........................          --                 --          (109,714)      (261,796)            --
  Unrealized gain (loss) on investments, end of
     period......................................      (2,670)           (24,581)         (425,295)      (109,714)      (261,796)
                                                      -------           --------         ---------      ---------      ---------
     Net unrealized gain (loss) on investments...      (2,670)           (24,581)         (315,581)       152,082       (261,796)
                                                      -------           --------         ---------      ---------      ---------
     Net gain (loss) on investments..............        (696)           (43,903)         (382,698)      (344,330)      (249,157)
                                                      -------           --------         ---------      ---------      ---------
Net increase (decrease) in net assets resulting
  from operations................................     $  (858)          $(40,959)        $(388,524)     $(349,924)     $(252,984)
                                                      =======           ========         =========      =========      =========

---------------

  * For Period May 1, 2000 (inception) to December 31, 2000
*** For Period May 1, 2002 (inception) to December 31, 2002

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                                                                               STATE STREET         STATE STREET
                                                                         DAVIS VENTURE        RESEARCH MONEY        RESEARCH BOND
                                         HARRIS OAKMARK FOCUSED          VALUE SERIES         MARKET SERIES         INCOME SERIES
                                       VALUE SERIES FUND DIVISION        FUND DIVISION        FUND DIVISION         FUND DIVISION
                                       --------------------------        -------------        --------------        -------------
                                           2002        2001****             2002***              2002***               2002***
                                       ------------   -----------        -------------        --------------        -------------
Investment income (See Note 2C):
  Dividend Income....................    $   3,814      $    --             $   21               $34,541               $    --
Expenses:
  Mortality and expense charges......       (6,246)        (191)              (550)                   --                  (432)
                                         ---------      -------             ------               -------               -------
     Net investment income
       (expense).....................       (2,432)        (191)              (529)               34,541                  (432)
                                         ---------      -------             ------               -------               -------
Net realized gain (loss) on
  investments:
  Realized gain from distributions...           --           --                 --                    --                    --
  Realized gain (loss) on sales......      (34,606)      10,815                271                    --                 6,350
                                         ---------      -------             ------               -------               -------
Net realized gain (loss) on
  investments........................      (34,606)      10,815                271                    --                 6,350
                                         ---------      -------             ------               -------               -------
Net unrealized gain (loss) on
  investments:
  Unrealized gain (loss) on
     investments, beginning of
     period..........................       80,364           --                 --                    --                    --
  Unrealized gain (loss) on
     investments, end of period......      (67,740)      80,364              1,504                    --                45,428
                                         ---------      -------             ------               -------               -------
     Net unrealized gain (loss) on
       investments...................     (148,104)      80,364              1,504                    --                45,428
                                         ---------      -------             ------               -------               -------
     Net gain (loss) on
       investments...................     (182,710)      91,179              1,775                    --                51,778
                                         ---------      -------             ------               -------               -------
Net increase (decrease) in net assets
  resulting from operations..........    $(185,142)     $90,988             $1,246               $34,541               $51,346
                                         =========      =======             ======               =======               =======

---------------

 *** For Period May 1, 2002 (inception) to December 31, 2002

**** For Period May 1, 2001 (inception) to December 31, 2001

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                           PIMCO                                                               MET/AIM SMALL
                                        INNOVATION               PIMCO TOTAL             MFS MID CAP            CAP GROWTH
                                         PORTFOLIO             RETURN PORTFOLIO        GROWTH PORTFOLIO          PORTFOLIO
                                       FUND DIVISION            FUND DIVISION           FUND DIVISION          FUND DIVISION
                                    -------------------        ----------------        ----------------        -------------
                                      2002     2001****            2002***                 2002***                2002***
                                    --------   --------        ----------------        ----------------        -------------
Investment income (See Note 2C):
  Dividend Income.................  $     --    $   --             $    --                  $  --                $     --
Expenses:
  Mortality and expense charges...      (220)      (26)             (1,034)                   (19)                    (47)
                                    --------    ------             -------                  -----                --------
     Net investment income
       (expense)..................      (220)      (26)             (1,034)                   (19)                    (47)
                                    --------    ------             -------                  -----                --------
Net realized gain (loss) on
  investments:
  Realized gain from
     distributions................        --        --                  --                    136                      --
  Realized gain (loss) on sales...    21,777       388               9,702                     (2)                (12,202)
                                    --------    ------             -------                  -----                --------
Net realized gain (loss) on
  investments.....................    21,777       388               9,702                    134                 (12,202)
                                    --------    ------             -------                  -----                --------
Net unrealized gain (loss) on
  investments:
  Unrealized gain (loss) on
     investments, beginning of
     period.......................     2,087        --                  --                     --                      --
  Unrealized gain (loss) on
     investments, end of period...   (16,417)    2,087              70,607                   (757)                 (3,776)
                                    --------    ------             -------                  -----                --------
     Net unrealized gain (loss) on
       investments................   (18,504)    2,087              70,607                   (757)                 (3,776)
                                    --------    ------             -------                  -----                --------
     Net gain (loss) on
       investments................     3,273     2,475              80,309                   (623)                (15,978)
                                    --------    ------             -------                  -----                --------
Net increase (decrease) in net
  assets resulting from
  operations......................  $  3,053    $2,449             $79,275                  $(642)               $(16,025)
                                    ========    ======             =======                  =====                ========

                                    MET/AIM MID CAP
                                      CORE EQUITY
                                       PORTFOLIO
                                     FUND DIVISION
                                    ---------------
                                        2002***
                                    ---------------
Investment income (See Note 2C):
  Dividend Income.................       $  36
Expenses:
  Mortality and expense charges...         (97)
                                         -----
     Net investment income
       (expense)..................         (61)
                                         -----
Net realized gain (loss) on
  investments:
  Realized gain from
     distributions................          51
  Realized gain (loss) on sales...         (76)
                                         -----
Net realized gain (loss) on
  investments.....................         (25)
                                         -----
Net unrealized gain (loss) on
  investments:
  Unrealized gain (loss) on
     investments, beginning of
     period.......................          --
  Unrealized gain (loss) on
     investments, end of period...        (689)
                                         -----
     Net unrealized gain (loss) on
       investments................        (689)
                                         -----
     Net gain (loss) on
       investments................        (714)
                                         -----
Net increase (decrease) in net
  assets resulting from
  operations......................       $(775)
                                         =====

---------------

 *** For Period May 1, 2002 (inception) to December 31, 2002

**** For Period May 1, 2001 (inception) to December 31, 2001
              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                          STATE STREET
                                      RESEARCH CONCENTRATED                                                      GLOBAL SMALL
                                     INTERNATIONAL PORTFOLIO           GROWTH            GROWTH-INCOME          CAPITALIZATION
                                          FUND DIVISION             FUND DIVISION        FUND DIVISION           FUND DIVISION
                                     -----------------------        -------------        -------------        -------------------
                                             2002***                   2002***              2002***                 2002***
                                     -----------------------        -------------        -------------        -------------------
Investment income (See Note 2C):
  Dividend Income..................            $ 56                   $    387              $12,770                 $   201
Expenses:
  Mortality and expense charges....             (37)                    (1,751)              (1,709)                   (341)
                                               ----                   --------              -------                 -------
     Net investment income
       (expense)...................              19                     (1,364)              11,061                    (140)
                                               ----                   --------              -------                 -------
Net realized gain (loss) on
  investments:
  Realized gain from
     distributions.................              --                         --                   --                      --
  Realized gain (loss) on sales....               9                       (480)                 (66)                 (1,235)
                                               ----                   --------              -------                 -------
Net realized gain (loss) on
  investments......................               9                       (480)                 (66)                 (1,235)
                                               ----                   --------              -------                 -------
Net unrealized gain (loss) on
  investments:
  Unrealized gain (loss) on
     investments, beginning of
     period........................              --                         --                   --                      --
  Unrealized gain (loss) on
     investments, end of period....             594                    (20,215)              (2,905)                 (6,799)
                                               ----                   --------              -------                 -------
     Net unrealized gain (loss) on
       investments.................             594                    (20,215)              (2,905)                 (6,799)
                                               ----                   --------              -------                 -------
     Net gain (loss) on
       investments.................             603                    (20,695)              (2,971)                 (8,034)
                                               ----                   --------              -------                 -------
Net increase (decrease) in net
  assets resulting from
  operations.......................            $622                   $(22,059)             $ 8,090                 $(8,174)
                                               ====                   ========              =======                 =======

---------------

*** For Period May 1, 2002 (inception) to December 31, 2002

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                        S & P 500 INDEX FUND DIVISION                          MONEY MARKET FUND DIVISION
                                  -----------------------------------------            ------------------------------------------
                                      2002          2001           2000                    2002           2001           2000
                                  ------------   -----------   ------------            ------------   ------------   ------------
Operations:
  Net investment income
     (expense)..................  $    686,814   $  (490,060)  $   (492,959)           $    625,458   $   (180,618)  $    (63,761)
  Net realized gain (loss) on
     investments................     3,540,889      (986,966)    17,261,452                 170,786        271,905        822,477
  Net unrealized gain (loss) on
     investments................   (22,326,807)   (7,587,082)   (23,220,456)               (497,226)       779,684       (199,980)
                                  ------------   -----------   ------------            ------------   ------------   ------------
     Net increase (decrease) in
       net assets resulting from
       operations...............   (18,099,104)   (9,064,108)    (6,451,963)                299,018        870,971        558,736
  Net deposits into separate
     account....................    16,630,053    15,732,419     13,486,004              24,610,906     82,320,249     23,457,536
  Net transfers to (from)
     separate account...........    (7,333,100)    3,657,820       (470,900)            (34,331,623)   (50,864,374)   (20,144,017)
  Net withdrawals from separate
     account....................    (3,066,868)   (1,778,445)    (1,852,641)             (2,592,992)    (4,911,711)      (205,460)
                                  ------------   -----------   ------------            ------------   ------------   ------------
                                     6,230,085    17,611,794     11,162,463             (12,313,709)    26,544,164      3,108,059
                                  ------------   -----------   ------------            ------------   ------------   ------------
     Increase (decrease) in net
       assets...................   (11,869,019)    8,547,686      4,710,500             (12,014,691)    27,415,135      3,666,795
  Net assets, beginning of
     period.....................    74,010,912    65,463,226     60,752,726              40,994,172     13,579,037      9,912,242
                                  ------------   -----------   ------------            ------------   ------------   ------------
  Net assets, end of period.....  $ 62,141,893   $74,010,912   $ 65,463,226            $ 28,979,481   $ 40,994,172   $ 13,579,037
                                  ============   ===========   ============            ============   ============   ============

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                                BOND INDEX FUND DIVISION                        MANAGED EQUITY FUND DIVISION
                                          -------------------------------------            --------------------------------------
                                             2002          2001         2000                  2002          2001         2000
                                          -----------   ----------   ----------            -----------   ----------   -----------
Operations:
  Net investment income (expense).......  $   474,120   $  (60,494)  $  (51,753)           $    98,868   $  (56,525)  $   (52,636)
  Net realized gain (loss) on
     investments........................      271,350      126,256      402,274               (665,682)    (164,979)    2,607,035
  Net unrealized gain (loss) on
     investments........................      229,286      568,995      389,475             (1,584,382)     348,823    (1,802,258)
                                          -----------   ----------   ----------            -----------   ----------   -----------
     Net increase (decrease) in net
       assets resulting from
       operations.......................      974,756      634,757      739,996             (2,151,196)     127,319       752,141
  Net deposits into separate account....    1,444,219      833,960      795,047              1,154,462      985,275     1,104,277
  Net transfers to (from) separate
     account............................       37,509      216,756      253,436               (600,380)      (3,808)     (987,962)
  Net withdrawals from separate
     account............................     (552,414)    (217,294)    (215,253)              (507,467)    (229,320)     (338,796)
                                          -----------   ----------   ----------            -----------   ----------   -----------
                                              929,314      833,422      833,230                 46,615      752,147      (222,481)
                                          -----------   ----------   ----------            -----------   ----------   -----------
     Increase (decrease) in net
       assets...........................    1,904,070    1,468,179    1,573,226             (2,104,581)     879,466       529,660
  Net assets, beginning of period.......    9,178,147    7,709,968    6,136,742              7,793,194    6,913,728     6,384,068
                                          -----------   ----------   ----------            -----------   ----------   -----------
  Net assets, end of period.............  $11,082,217   $9,178,147   $7,709,968            $ 5,688,613   $7,793,194   $ 6,913,728
                                          ===========   ==========   ==========            ===========   ==========   ===========

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                           ASSET ALLOCATION FUND DIVISION                    INTERNATIONAL INDEX FUND DIVISION
                                       ---------------------------------------            ---------------------------------------
                                          2002          2001          2000                   2002          2001          2000
                                       -----------   -----------   -----------            -----------   -----------   -----------
Operations:
  Net investment income (expense)....  $   332,966   $  (107,537)  $  (161,076)           $    70,680   $   (53,562)  $   (96,591)
  Net realized gain (loss) on
     investments.....................   (1,344,414)   (1,587,656)    7,859,066               (615,206)     (232,121)    2,294,225
  Net unrealized gain (loss) on
     investments.....................     (839,258)      380,641    (7,583,187)              (712,892)   (1,978,157)   (4,159,538)
                                       -----------   -----------   -----------            -----------   -----------   -----------
     Net increase (decrease) in net
       assets resulting from
       operations....................   (1,850,706)   (1,314,552)      114,803             (1,257,418)   (2,263,840)   (1,961,904)
  Net deposits into separate
     account.........................    2,079,812     1,971,195     2,233,346                886,052     1,065,692     1,224,965
  Net transfers to (from) separate
     account.........................   (2,742,684)   (7,480,554)     (589,413)              (481,253)     (618,606)   (1,567,660)
  Net withdrawals from separate
     account.........................     (496,508)     (487,737)     (609,715)              (328,669)     (264,311)     (349,974)
                                       -----------   -----------   -----------            -----------   -----------   -----------
                                        (1,159,380)   (5,997,096)    1,034,218                 76,130       182,775      (692,669)
                                       -----------   -----------   -----------            -----------   -----------   -----------
     Increase (decrease) in net
       assets........................   (3,010,086)   (7,311,648)    1,149,021             (1,181,288)   (2,081,065)   (2,654,573)
  Net assets, beginning of period....   12,410,544    19,722,192    18,573,171              8,257,974    10,339,039    12,993,612
                                       -----------   -----------   -----------            -----------   -----------   -----------
  Net assets, end of period..........  $ 9,400,458   $12,410,544   $19,722,192            $ 7,076,686   $ 8,257,974   $10,339,039
                                       ===========   ===========   ===========            ===========   ===========   ===========

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                              MID-CAP EQUITY FUND DIVISION                     SMALL-CAP EQUITY FUND DIVISION
                                         ---------------------------------------            -------------------------------------
                                            2002          2001          2000                   2002          2001         2000
                                         -----------   -----------   -----------            -----------   ----------   ----------
Operations:
  Net investment income (expense)......  $   (34,721)  $   (43,465)  $   (67,013)           $   (33,534)  $  (30,708)  $  (23,815)
  Net realized gain (loss) on
     investments.......................   (1,271,808)     (840,173)    3,051,139                224,428      (17,110)     (16,350)
  Net unrealized gain (loss) on
     investments.......................     (289,445)   (1,017,975)   (3,852,566)            (1,141,373)     654,487      249,541
                                         -----------   -----------   -----------            -----------   ----------   ----------
     Net increase (decrease) in net
       assets resulting from
       operations......................   (1,595,974)   (1,901,613)     (868,440)              (950,479)     606,669      209,376
  Net deposits into separate account...    1,324,075     1,296,426     1,401,428                975,539      788,569      962,838
  Net transfers to (from) separate
     account...........................     (848,377)     (368,571)   (1,919,802)               169,234     (149,485)    (404,694)
  Net withdrawals from separate
     account...........................     (385,575)     (250,998)     (204,220)              (331,586)    (100,488)    (134,662)
                                         -----------   -----------   -----------            -----------   ----------   ----------
                                              90,123       676,857      (722,594)               813,187      538,596      423,482
                                         -----------   -----------   -----------            -----------   ----------   ----------
     Increase (decrease) in net
       assets..........................   (1,505,851)   (1,224,756)   (1,591,034)              (137,292)   1,145,265      632,858
  Net assets, beginning of period......    5,538,191     6,762,947     8,353,981              4,695,667    3,550,402    2,917,544
                                         -----------   -----------   -----------            -----------   ----------   ----------
  Net assets, end of period............  $ 4,032,340   $ 5,538,191   $ 6,762,947            $ 4,558,375   $4,695,667   $3,550,402
                                         ===========   ===========   ===========            ===========   ==========   ==========

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                 VIP EQUITY-INCOME PORTFOLIO FUND DIVISION                 VIP GROWTH PORTFOLIO FUND DIVISION
                                 ------------------------------------------            ------------------------------------------
                                     2002           2001           2000                    2002           2001           2000
                                 ------------   ------------   ------------            ------------   ------------   ------------
Operations:
  Net investment income
     (expense).................  $   217,381    $   217,930    $   224,743             $   (197,962)  $   (331,231)  $   (402,119)
  Net realized gain (loss) on
     investments...............     (203,376)     1,145,942      2,289,327               (2,938,762)     3,050,655      8,784,795
  Net unrealized gain (loss) on
     investments...............   (4,317,324)    (2,805,202)      (832,162)             (12,110,393)   (13,581,262)   (15,965,732)
                                 -----------    -----------    -----------             ------------   ------------   ------------
     Net increase (decrease) in
       net assets resulting
       from operations.........   (4,303,319)    (1,441,330)     1,681,908              (15,247,117)   (10,861,838)    (7,583,056)
  Net deposits into separate
     account...................    3,958,915      4,029,141      3,888,385                8,667,478      9,481,220      8,953,129
  Net transfers to (from)
     separate account..........   (1,864,607)    (1,524,797)    (4,975,514)              (5,762,701)    (5,166,970)     3,360,704
  Net withdrawals from separate
     account...................   (1,404,324)      (974,314)      (673,493)              (2,346,491)    (1,869,914)    (2,525,879)
                                 -----------    -----------    -----------             ------------   ------------   ------------
                                     689,984      1,530,030     (1,760,622)                 558,286      2,444,336      9,787,954
                                 -----------    -----------    -----------             ------------   ------------   ------------
     Increase (decrease) in net
       assets..................   (3,613,335)        88,700        (78,714)             (14,688,831)    (8,417,502)     2,204,898
  Net assets, beginning of
     period....................   24,164,423     24,075,723     24,154,437               49,500,121     57,917,623     55,712,725
                                 -----------    -----------    -----------             ------------   ------------   ------------
  Net assets, end of period....  $20,551,088    $24,164,423    $24,075,723             $ 34,811,290   $ 49,500,121   $ 57,917,623
                                 ===========    ===========    ===========             ============   ============   ============

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                  VIP OVERSEAS PORTFOLIO FUND DIVISION              VIP II ASSET MANAGER PORTFOLIO FUND DIVISION
                                 ---------------------------------------            ---------------------------------------------
                                    2002          2001          2000                    2002            2001            2000
                                 -----------   -----------   -----------            -------------   -------------   -------------
Operations:
  Net investment income
     (expense).................  $     7,035   $   593,424   $    97,407             $  100,431      $   94,748      $   57,527
  Net realized gain (loss) on
     investments...............   (1,137,707)      374,548     1,821,430               (182,624)        (89,549)        177,843
  Net unrealized gain (loss) on
     investments...............   (1,232,265)   (4,082,267)   (5,170,439)              (232,113)       (144,969)       (365,812)
                                 -----------   -----------   -----------             ----------      ----------      ----------
     Net increase (decrease) in
       net assets resulting
       from operations.........   (2,362,937)   (3,114,295)   (3,251,602)              (314,306)       (139,770)       (130,442)
  Net deposits into separate
     account...................    1,945,746     2,306,128     2,437,726                725,680         808,687         605,613
  Net transfers to (from)
     separate account..........   (1,492,449)   (1,962,726)      610,664               (583,330)       (199,729)         27,607
  Net withdrawals from separate
     account...................     (420,927)     (413,367)     (333,409)              (217,131)        (79,875)       (108,513)
                                 -----------   -----------   -----------             ----------      ----------      ----------
                                      32,370       (69,965)    2,714,981                (74,781)        529,083         524,707
                                 -----------   -----------   -----------             ----------      ----------      ----------
     Increase (decrease) in net
       assets..................   (2,330,567)   (3,184,260)     (536,621)              (389,087)        389,313         394,265
  Net assets, beginning of
     period....................   11,330,470    14,514,730    15,051,351              3,201,499       2,812,186       2,417,921
                                 -----------   -----------   -----------             ----------      ----------      ----------
  Net assets, end of period....  $ 8,999,903   $11,330,470   $14,514,730             $2,812,412      $3,201,499      $2,812,186
                                 ===========   ===========   ===========             ==========      ==========      ==========

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                                 VIP HIGH INCOME PORTFOLIO FUND DIVISION     VIP MID CAP PORTFOLIO FUND DIVISION
                                                -----------------------------------------   -------------------------------------
                                                    2002          2001           2000          2002          2001         2000*
                                                ------------   -----------   ------------   -----------   -----------   ---------
Operations:
  Net investment income (expense).............  $   603,782    $  668,561    $   258,645    $    2,090    $  (10,025)   $  2,058
  Net realized gain (loss) on investments.....     (815,107)     (499,890)      (153,890)      (72,308)        5,749       1,905
  Net unrealized gain (loss) on investments...      342,089      (943,621)    (1,493,144)     (387,508)       36,188      33,908
                                                -----------    ----------    -----------    ----------    ----------    --------
     Net increase (decrease) in net assets
       resulting from operations..............      130,764      (774,950)    (1,388,389)     (457,726)       31,912      37,871
  Net deposits into separate account..........    1,120,522     1,712,325      1,057,811       867,048       371,876      18,647
  Net transfers to (from) separate account....   (1,391,749)     (499,019)     1,823,294     2,042,898       922,736     820,410
  Net withdrawals from separate account.......     (590,937)      (77,612)      (125,570)      (47,073)      (10,185)     (2,291)
                                                -----------    ----------    -----------    ----------    ----------    --------
                                                   (862,164)    1,135,694      2,755,535     2,862,873     1,284,427     836,766
                                                -----------    ----------    -----------    ----------    ----------    --------
     Increase (decrease) in net assets........     (731,400)      360,744      1,367,146     2,405,147     1,316,339     874,637
  Net assets, beginning of period.............    6,100,509     5,739,765      4,372,619     2,190,976       874,637          --
                                                -----------    ----------    -----------    ----------    ----------    --------
  Net assets, end of period...................  $ 5,369,109    $6,100,509    $ 5,739,765    $4,596,123    $2,190,976    $874,637
                                                ===========    ==========    ===========    ==========    ==========    ========

---------------
* For the period May 1, 2000 (inception) to December 31, 2000.

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                        WORLDWIDE HARD ASSETS FUND DIVISION             WORLDWIDE EMERGING MARKETS FUND DIVISION
                                        ------------------------------------            -----------------------------------------
                                           2002         2001         2000                  2002           2001           2000
                                        ----------   ----------   ----------            -----------   ------------   ------------
Operations:
  Net investment income (expense).....   $   (134)    $  1,007     $    700              $  (3,685)    $   (7,340)    $   (7,572)
  Net realized gain (loss) on
     investments......................     (8,005)      (2,165)     (32,872)               (34,748)      (594,374)       (86,751)
  Net unrealized gain (loss) on
     investments......................    (17,843)     (40,670)      66,860                 16,026        499,397       (594,178)
                                         --------     --------     --------              ---------     ----------     ----------
     Net increase (decrease) in net
       assets resulting from
       operations.....................    (25,982)     (41,828)      34,688                (22,407)      (102,317)      (688,501)
Net deposits into separate account....     51,818       63,523       77,449                173,240        269,740        277,210
Net transfers to (from) separate
  account.............................     43,030         (464)     (66,750)              (365,553)      (738,139)     1,841,819
Net withdrawals from separate
  account.............................    (16,792)     (20,122)     (15,375)               (21,446)       (36,754)      (276,295)
                                         --------     --------     --------              ---------     ----------     ----------
                                           78,056       42,937       (4,676)              (213,759)      (505,153)     1,842,734
                                         --------     --------     --------              ---------     ----------     ----------
     Increase (decrease) in net
       assets.........................     52,074        1,109       30,012               (236,166)      (607,470)     1,154,233
  Net assets, beginning of period.....    347,463      346,354      316,342                815,557      1,423,027        268,794
                                         --------     --------     --------              ---------     ----------     ----------
  Net assets, end of period...........   $399,537     $347,463     $346,354              $ 579,391     $  815,557     $1,423,027
                                         ========     ========     ========              =========     ==========     ==========

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                            MULTI-STYLE EQUITY FUND DIVISION                       CORE BOND FUND DIVISION
                                         ---------------------------------------            -------------------------------------
                                            2002          2001          2000                   2002         2001         2000
                                         -----------   -----------   -----------            ----------   ----------   -----------
Operations:
  Net investment income (expense)......  $    (4,840)  $   (18,884)  $   (22,614)           $   63,405   $  161,060   $   389,929
  Net realized gain (loss) on
     investments.......................     (663,057)   (1,115,860)    1,447,673               124,553       49,706      (472,084)
  Net unrealized gain (loss) on
     investments.......................   (1,036,694)     (355,418)   (3,248,286)               26,831      (11,637)      754,860
                                         -----------   -----------   -----------            ----------   ----------   -----------
     Net increase (decrease) in net
       assets resulting from
       operations......................   (1,704,591)   (1,490,162)   (1,823,227)              214,789      199,129       672,705
  Net deposits into separate account...      969,072     1,229,744     2,321,796               231,505      335,926     2,179,498
  Net transfers to (from) separate
     account...........................     (824,423)     (962,773)   (4,700,751)             (424,998)    (388,478)   (7,741,381)
  Net withdrawals from separate
     account...........................     (927,461)   (1,321,195)   (2,525,968)             (575,204)     (73,034)   (1,790,402)
                                         -----------   -----------   -----------            ----------   ----------   -----------
                                            (782,812)   (1,054,224)   (4,904,923)             (768,697)    (125,586)   (7,352,285)
                                         -----------   -----------   -----------            ----------   ----------   -----------
     Increase (decrease) in net
       assets..........................   (2,487,403)   (2,544,386)   (6,728,150)             (553,908)      73,543    (6,679,580)
  Net assets, beginning of period......    7,720,031    10,264,417    16,992,567             3,203,633    3,130,090     9,809,670
                                         -----------   -----------   -----------            ----------   ----------   -----------
  Net assets, end of period............  $ 5,232,628   $ 7,720,031   $10,264,417            $2,649,725   $3,203,633   $ 3,130,090
                                         ===========   ===========   ===========            ==========   ==========   ===========

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                              AGGRESSIVE EQUITY FUND DIVISION                       NON-US FUND DIVISION
                                           -------------------------------------            -------------------------------------
                                              2002         2001          2000                  2002         2001         2000
                                           ----------   -----------   ----------            ----------   ----------   -----------
Operations:
  Net investment income (expense)........  $  (16,436)  $   (19,300)  $  (14,538)           $   16,420   $   (3,198)  $   (21,074)
  Net realized gain (loss) on
     investments.........................    (100,969)     (162,100)     433,191              (424,607)     (90,231)      775,470
  Net unrealized gain (loss) on
     investments.........................    (393,648)       33,608     (496,292)               93,343     (606,112)   (1,393,903)
                                           ----------   -----------   ----------            ----------   ----------   -----------
     Net increase (decrease) in net
       assets resulting from
       operations........................    (511,053)     (147,792)     (77,639)             (314,844)    (699,541)     (639,507)
Net deposits into Separate Account.......     349,129       447,236      614,684               278,330      321,549       434,760
Net transfers to (from) Separate
  Account................................    (299,391)     (585,861)    (607,010)             (264,124)    (286,467)     (372,925)
Net withdrawals from Separate Account....    (489,863)     (834,710)    (687,568)             (443,079)     (50,508)   (1,292,845)
                                           ----------   -----------   ----------            ----------   ----------   -----------
                                             (440,125)     (973,335)    (679,894)             (428,873)     (15,426)   (1,231,010)
                                           ----------   -----------   ----------            ----------   ----------   -----------
     Increase (decrease) in net assets...    (951,178)   (1,121,127)    (757,533)             (743,717)    (714,967)   (1,870,517)
  Net assets, beginning of period........   2,989,338     4,110,465    4,867,998             2,413,119    3,128,086     4,998,603
                                           ----------   -----------   ----------            ----------   ----------   -----------
  Net assets, end of period..............  $2,038,160   $ 2,989,338   $4,110,465            $1,669,402   $2,413,119   $ 3,128,086
                                           ==========   ===========   ==========            ==========   ==========   ===========

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                             VP INCOME & GROWTH FUND DIVISION                  VP INTERNATIONAL FUND DIVISION
                                           -------------------------------------            -------------------------------------
                                              2002          2001         2000                  2002         2001          2000
                                           -----------   ----------   ----------            ----------   -----------   ----------
Operations:
  Net investment income (expense)........  $    15,172   $   10,517   $   (5,981)           $    5,811   $   (19,072)  $  (15,768)
  Net realized gain (loss) on
     investments.........................     (381,016)    (208,919)       4,053              (689,257)     (402,633)      77,515
  Net unrealized gain (loss) on
     investments.........................     (311,121)    (175,220)    (327,575)             (153,762)   (1,072,608)    (704,028)
                                           -----------   ----------   ----------            ----------   -----------   ----------
     Net increase (decrease) in net
       assets resulting from
       operations........................     (676,965)    (373,622)    (329,503)             (837,208)   (1,494,313)    (642,281)
Net deposits into Separate Account.......      685,402      745,965      607,403             1,085,005     1,175,620      771,099
Net transfers to (from) Separate
  Account................................     (954,633)    (525,634)   2,720,397              (857,585)     (451,734)   3,904,025
Net withdrawals from Separate Account....     (109,701)     (89,917)     (32,642)             (145,809)      (74,515)     (18,619)
                                           -----------   ----------   ----------            ----------   -----------   ----------
                                              (378,932)     130,414    3,295,158                81,611       649,371    4,656,505
                                           -----------   ----------   ----------            ----------   -----------   ----------
     Increase (decrease) in net assets...   (1,055,897)    (243,208)   2,965,655              (755,597)     (844,942)   4,014,224
  Net assets, beginning of period........    3,457,763    3,700,971      735,316             3,773,476     4,618,418      604,194
                                           -----------   ----------   ----------            ----------   -----------   ----------
  Net assets, end of period..............  $ 2,401,866   $3,457,763   $3,700,971            $3,017,879   $ 3,773,476   $4,618,418
                                           ===========   ==========   ==========            ==========   ===========   ==========

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                                    VP VALUE FUND DIVISION                       BOND PORTFOLIO FUND DIVISION
                                             ------------------------------------            ------------------------------------
                                                2002         2001         2000                  2002         2001         2000
                                             ----------   ----------   ----------            ----------   ----------   ----------
Operations:
  Net investment income (expense)..........  $   (3,376)  $   12,948   $    1,293            $      476   $   60,949   $   58,504
  Net realized gain (loss) on
     investments...........................      97,791      221,520        8,046                 6,948       38,000          455
  Net unrealized gain (loss) on
     investments...........................    (527,868)       1,419      220,842               133,452      (25,687)      25,254
                                             ----------   ----------   ----------            ----------   ----------   ----------
     Net increase (decrease) in net assets
       resulting from operations...........    (433,453)     235,887      230,181               140,876       73,262       84,213
Net deposits into Separate Account.........     766,786      379,362      139,211               455,414      196,256      108,171
Net transfers to (from) Separate Account...   2,168,176     (332,611)   1,115,004               511,659     (220,158)     784,969
Net withdrawals from Separate Account......     (67,724)     (28,965)     (10,402)              (18,888)     (70,659)        (203)
                                             ----------   ----------   ----------            ----------   ----------   ----------
                                              2,867,238       17,786    1,243,813               948,185      (94,561)     892,937
                                             ----------   ----------   ----------            ----------   ----------   ----------
     Increase (decrease) in net assets.....   2,433,785      253,673    1,473,994             1,089,061      (21,299)     977,150
  Net assets, beginning of period..........   1,824,545    1,570,872       96,878             1,097,312    1,118,611      141,461
                                             ----------   ----------   ----------            ----------   ----------   ----------
  Net assets, end of period................  $4,258,330   $1,824,545   $1,570,872            $2,186,373   $1,097,312   $1,118,611
                                             ==========   ==========   ==========            ==========   ==========   ==========

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                           SMALL COMPANY PORTFOLIO FUND DIVISION            SEI VP LARGE CAP VALUE FUND DIVISION
                                           -------------------------------------            -------------------------------------
                                              2002         2001          2000                  2002          2001        2000**
                                           ----------   -----------   ----------            -----------   ----------   ----------
Operations:
  Net investment income (expense)........  $  (12,017)  $   (16,899)  $   (7,744)           $    54,383   $   33,719   $    5,139
  Net realized gain (loss) on
     investments.........................    (136,718)     (750,139)     113,420               (164,369)     120,973          269
  Net unrealized gain (loss) on
     investments.........................    (590,383)      226,878     (603,901)              (830,172)    (264,073)     194,619
                                           ----------   -----------   ----------            -----------   ----------   ----------
     Net increase (decrease) in net
       assets resulting from
       operations........................    (739,118)     (540,160)    (498,225)              (940,158)    (109,381)     200,027
Net deposits into separate account.......     726,006       782,294      553,619              1,963,722    1,267,673      485,248
Net transfers to (from) separate
  account................................    (363,298)   (1,512,612)   4,192,640             (1,083,152)   2,369,903    2,210,825
Net withdrawals from separate account....     (53,971)     (162,349)    (284,069)               (98,133)     (11,981)     (12,397)
                                           ----------   -----------   ----------            -----------   ----------   ----------
                                              308,737      (892,667)   4,462,190                782,437    3,625,595    2,683,676
                                           ----------   -----------   ----------            -----------   ----------   ----------
     Increase (decrease) in net assets...    (430,381)   (1,432,827)   3,963,965               (157,721)   3,516,214    2,883,703
  Net assets, beginning of period........   3,128,575     4,561,402      597,437              6,399,917    2,883,703           --
                                           ----------   -----------   ----------            -----------   ----------   ----------
  Net assets, end of period..............  $2,698,194   $ 3,128,575   $4,561,402            $ 6,242,196   $6,399,917   $2,883,703
                                           ==========   ===========   ==========            ===========   ==========   ==========

---------------
** For Period April 10, 2000 (inception) to December 31, 2000

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                           SEI VP LARGE CAP GROWTH FUND DIVISION            SEI VP SMALL CAP VALUE FUND DIVISION
                                           -------------------------------------            -------------------------------------
                                              2002          2001        2000**                 2002          2001        2000**
                                           -----------   ----------   ----------            -----------   -----------   ---------
Operations:
  Net investment income (expense)........  $   (21,499)  $  (17,086)  $   (5,429)           $   (5,582)   $    1,673    $    771
  Net realized gain (loss) on
     investments.........................     (550,230)    (273,188)      (1,016)              147,375       181,816      10,023
  Net unrealized gain (loss) on
     investments.........................     (846,082)    (454,976)    (431,299)             (421,819)       50,440      28,138
                                           -----------   ----------   ----------            ----------    ----------    --------
     Net increase (decrease) in net
       assets resulting from
       operations........................   (1,417,811)    (745,250)    (437,744)             (280,026)      233,929      38,932
Net deposits into separate account.......    1,708,155      783,274      223,490               853,212       369,453      40,637
Net transfers to (from) separate
  account................................      103,453    1,457,589    2,066,119              (224,672)    1,612,852     315,626
Net withdrawals from separate account....     (120,234)     (12,480)     (11,572)              (37,761)       (4,948)         --
                                           -----------   ----------   ----------            ----------    ----------    --------
                                             1,691,374    2,228,383    2,278,037               590,779     1,977,357     356,263
                                           -----------   ----------   ----------            ----------    ----------    --------
     Increase (decrease) in net assets...      273,563    1,483,133    1,840,293               310,753     2,211,286     395,195
  Net assets, beginning of period........    3,323,426    1,840,293           --             2,606,481       395,195          --
                                           -----------   ----------   ----------            ----------    ----------    --------
  Net assets, end of period..............  $ 3,596,989   $3,323,426   $1,840,293            $2,917,234    $2,606,481    $395,195
                                           ===========   ==========   ==========            ==========    ==========    ========

---------------
** For Period April 10, 2000 (inception) to December 31, 2000

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                      SEI VP SMALL CAP GROWTH FUND DIVISION            SEI VP INTERNATIONAL EQUITY FUND DIVISION
                                      -------------------------------------            ------------------------------------------
                                         2002          2001        2000**                  2002           2001          2000**
                                      -----------   -----------   ---------            ------------   ------------   ------------
Operations:
  Net investment income (expense)...  $   (6,484)   $   (5,267)   $ (1,240)             $   (4,561)    $  (13,625)    $   13,956
  Net realized gain (loss) on
     investments....................    (109,318)      (43,461)        336                (478,560)      (150,854)        (5,118)
  Net unrealized gain (loss) on
     investments....................    (251,717)     (130,145)    (40,036)                 53,664       (470,546)      (254,806)
                                      ----------    ----------    --------              ----------     ----------     ----------
     Net increase (decrease) in net
       assets resulting from
       operations...................    (367,519)     (178,873)    (40,940)               (429,457)      (635,025)      (245,968)
Net deposits into separate
  account...........................     490,011       267,081      36,133                 896,955        504,030        163,239
Net transfers to (from) separate
  account...........................    (583,627)      888,733     672,448                (899,092)       985,513      1,897,005
Net withdrawals from separate
  account...........................     (18,783)       (3,933)        (36)                (68,736)        (5,407)       (21,247)
                                      ----------    ----------    --------              ----------     ----------     ----------
                                        (112,399)    1,151,881     708,545                 (70,873)     1,484,136      2,038,997
                                      ----------    ----------    --------              ----------     ----------     ----------
     Increase (decrease) in net
       assets.......................    (479,918)      973,008     667,605                (500,330)       849,111      1,793,029
  Net assets, beginning of period...   1,640,613       667,605          --               2,642,140      1,793,029             --
                                      ----------    ----------    --------              ----------     ----------     ----------
  Net assets, end of period.........  $1,160,695    $1,640,613    $667,605              $2,141,810     $2,642,140     $1,793,029
                                      ==========    ==========    ========              ==========     ==========     ==========

---------------
** For Period April 10, 2000 (inception) to December 31, 2000

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                 SEI VP EMERGING MARKETS EQUITY FUND DIVISION             SEI VP CORE FIXED INCOME FUND DIVISION
                                 --------------------------------------------            ----------------------------------------
                                     2002            2001           2000**                   2002          2001         2000**
                                 -------------   -------------   ------------            ------------   -----------   -----------
Operations:
  Net investment income
     (expense).................   $   (8,079)     $   (5,858)     $  (1,934)             $   250,604    $  524,914    $   62,739
  Net realized gain (loss) on
     investments...............     (103,154)        (71,561)        (4,309)                 231,320        63,329           897
  Net unrealized gain (loss) on
     investments...............      (19,133)        (18,064)      (142,634)                 152,500      (163,196)      137,043
                                  ----------      ----------      ---------              -----------    ----------    ----------
     Net increase (decrease) in
       net assets resulting
       from operations.........     (130,366)        (95,483)      (148,877)                 634,424       425,047       200,679
Net deposits into separate
  account......................      372,970         230,071         98,915                1,157,773     1,461,349       689,246
Net transfers to (from)
  separate account.............     (291,392)        415,874        678,552               (6,704,043)    2,253,427     4,510,752
Net withdrawals from separate
  account......................      (35,140)         (3,153)        (6,178)                 (80,944)       (6,372)      (10,507)
                                  ----------      ----------      ---------              -----------    ----------    ----------
                                      46,438         642,792        771,289               (5,627,214)    3,708,404     5,189,491
                                  ----------      ----------      ---------              -----------    ----------    ----------
     Increase (decrease) in net
       assets..................      (83,928)        547,309        622,412               (4,992,790)    4,133,451     5,390,170
  Net assets, beginning of
     period....................    1,169,721         622,412             --                9,523,621     5,390,170            --
                                  ----------      ----------      ---------              -----------    ----------    ----------
  Net assets, end of period....   $1,085,793      $1,169,721      $ 622,412              $ 4,530,831    $9,523,621    $5,390,170
                                  ==========      ==========      =========              ===========    ==========    ==========

---------------
** For Period April 10, 2000 (inception) to December 31, 2000

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                                                                               SEI VP INTERNATIONAL FIXED INCOME
                                             SEI VP HIGH YIELD BOND FUND DIVISION                        FUND DIVISION
                                             -------------------------------------            -----------------------------------
                                                2002          2001        2000**                 2002         2001       2000**
                                             -----------   -----------   ---------            -----------   ---------   ---------
Operations:
  Net investment income (expense)..........  $   73,743    $   66,486    $  7,072             $   60,273    $    797    $   (752)
  Net realized gain (loss) on
     investments...........................     (31,008)      (11,370)       (233)                36,233       3,141        (876)
  Net unrealized gain (loss) on
     investments...........................      10,977       (45,518)    (13,421)                73,676     (48,543)     40,423
                                             ----------    ----------    --------             ----------    --------    --------
     Net increase (decrease) in net assets
       resulting from operations...........      53,712         9,598      (6,582)               170,182     (44,605)     38,795
Net deposits into separate account.........     296,418       140,487      13,788                190,493     179,774      95,445
Net transfers to (from) separate account...    (291,012)      622,668     377,796                (46,542)    107,801     482,520
Net withdrawals from separate account......     (17,194)       (6,065)         --                (16,042)       (507)         --
                                             ----------    ----------    --------             ----------    --------    --------
                                                (11,788)      757,090     391,584                127,909     287,068     577,965
                                             ----------    ----------    --------             ----------    --------    --------
     Increase (decrease) in net assets.....      41,924       766,688     385,002                298,091     242,463     616,760
  Net assets, beginning of period..........   1,151,690       385,002          --                859,223     616,760          --
                                             ----------    ----------    --------             ----------    --------    --------
  Net assets, end of period................  $1,193,614    $1,151,690    $385,002             $1,157,314    $859,223    $616,760
                                             ==========    ==========    ========             ==========    ========    ========

---------------
** For Period April 10, 2000 (inception) to December 31, 2000

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                  SEI VP EMERGING MARKETS DEBT FUND DIVISION              JANUS MID CAP PORTFOLIO FUND DIVISION
                                  ------------------------------------------            -----------------------------------------
                                      2002           2001          2000**                  2002           2001           2000*
                                  ------------    -----------    -----------            -----------    -----------    -----------
Operations:
  Net investment income
     (expense)..................   $  18,219       $ 23,066       $ 13,003              $   (21,051)   $   (23,470)   $    (8,532)
  Net realized gain (loss) on
     investments................       6,408            109          2,540               (1,218,533)      (890,046)       189,409
  Net unrealized gain (loss) on
     investments................       4,931          3,104        (10,850)                  13,465       (721,324)    (1,114,808)
                                   ---------       --------       --------              -----------    -----------    -----------
     Net increase (decrease) in
       net assets resulting from
       operations...............      29,558         26,279          4,693               (1,226,119)    (1,634,840)      (933,931)
Net deposits into separate
  account.......................      43,180         26,055         24,926                1,185,370        984,305        215,761
Net transfers to (from) separate
  account.......................    (107,459)        47,348        155,394               (1,162,538)     1,310,289      4,371,479
Net withdrawals from separate
  account.......................     (12,334)          (349)          (321)                (141,619)       (62,126)      (306,910)
                                   ---------       --------       --------              -----------    -----------    -----------
                                     (76,613)        73,054        179,999                 (118,787)     2,232,468      4,280,330
                                   ---------       --------       --------              -----------    -----------    -----------
     Increase (decrease) in net
       assets...................     (47,055)        99,333        184,692               (1,344,906)       597,628      3,346,399
  Net assets, beginning of
     period.....................     284,025        184,692             --                3,944,027      3,346,399             --
                                   ---------       --------       --------              -----------    -----------    -----------
  Net assets, end of period.....   $ 236,970       $284,025       $184,692              $ 2,599,121    $ 3,944,027    $ 3,346,399
                                   =========       ========       ========              ===========    ===========    ===========

---------------
 * For the period May 1, 2000 (inception) to December 31, 2000

** For Period April 10, 2000 (inception) to December 31, 2000

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                   T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO             T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO
                                                FUND DIVISION                                        FUND DIVISION
                                   ----------------------------------------            ------------------------------------------
                                       2002           2001         2000*                   2002           2001          2000*
                                   ------------   ------------   ----------            ------------   ------------   ------------
Operations:
  Net investment income
     (expense)...................   $   (8,662)    $   (7,035)    $   (884)             $   (5,284)    $   (5,068)    $   (1,638)
  Net realized gain (loss) on
     investments.................     (259,314)       (80,388)      (2,971)               (243,411)      (263,770)        44,518
  Net unrealized gain (loss) on
     investments.................     (366,663)       (35,496)     (36,551)               (489,472)       205,475       (120,834)
                                    ----------     ----------     --------              ----------     ----------     ----------
     Net increase (decrease) in
       net assets resulting from
       operations................     (634,639)      (122,919)     (40,406)               (738,167)       (63,363)       (77,954)
Net deposits into separate
  account........................      455,290        325,191       73,092                 483,045        201,640         41,021
Net transfers to (from) separate
  account........................      752,333        458,793      592,619               1,424,134      1,008,009      1,393,907
Net withdrawals from separate
  account........................      (42,838)        (6,798)          --                 (11,830)       (16,970)      (288,866)
                                    ----------     ----------     --------              ----------     ----------     ----------
                                     1,164,785        777,186      665,711               1,895,349      1,192,679      1,146,062
                                    ----------     ----------     --------              ----------     ----------     ----------
     Increase (decrease) in net
       assets....................      530,146        654,267      625,305               1,157,182      1,129,316      1,068,108
  Net assets, beginning of
     period......................    1,279,572        625,305           --               2,197,424      1,068,108             --
                                    ----------     ----------     --------              ----------     ----------     ----------
  Net assets, end of period......   $1,809,718     $1,279,572     $625,305              $3,354,606     $2,197,424     $1,068,108
                                    ==========     ==========     ========              ==========     ==========     ==========

---------------
* For Period May 1, 2000 (inception) to December 31, 2000

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                                 NEUBERGER BERMAN
                                                  MID CAP VALUE     PUTNAM INTERNATIONAL      MORGAN STANLEY
                                                    PORTFOLIO         STOCK PORTFOLIO      EAFE INDEX PORTFOLIO
                                                  FUND DIVISION        FUND DIVISION          FUND DIVISION
                                                 ----------------   --------------------   --------------------
                                                     2002***              2002***                2002***
                                                 ----------------   --------------------   --------------------
Operations:
  Net investment income (expense)..............      $   (210)            $   (671)               $   --
  Net realized gain (loss) on investments......            88              (16,747)                  (70)
  Net unrealized gain (loss) on investments....            (1)             (10,058)                 (124)
                                                     --------             --------                ------
     Net increase (decrease) in net assets
       resulting from operations...............          (123)             (27,476)                 (194)
Net deposits into separate account.............        37,955               72,851                 2,890
Net transfers to (from) separate account.......       155,197              866,031                 5,258
Net withdrawals from separate account..........            --               (3,589)                   --
                                                     --------             --------                ------
                                                      193,152              935,293                 8,148
                                                     --------             --------                ------
     Increase (decrease) in net assets.........       193,029              907,817                 7,954
  Net assets, beginning of period..............            --                   --                    --
                                                     --------             --------                ------
  Net assets, end of period....................      $193,029             $907,817                $7,954
                                                     ========             ========                ======


                                                        METLIFE             METLIFE MID CAP
                                                 STOCK INDEX PORTFOLIO   STOCK INDEX PORTFOLIO
                                                     FUND DIVISION           FUND DIVISION
                                                 ---------------------   ---------------------
                                                        2002***                 2002***
                                                 ---------------------   ---------------------
Operations:
  Net investment income (expense)..............        $     --                 $   --
  Net realized gain (loss) on investments......             (54)                  (137)
  Net unrealized gain (loss) on investments....          (5,447)                   (58)
                                                       --------                 ------
     Net increase (decrease) in net assets
       resulting from operations...............          (5,501)                  (195)
Net deposits into separate account.............         113,565                  2,472
Net transfers to (from) separate account.......          31,337                  7,371
Net withdrawals from separate account..........              --                     --
                                                       --------                 ------
                                                        144,902                  9,843
                                                       --------                 ------
     Increase (decrease) in net assets.........         139,401                  9,648
  Net assets, beginning of period..............              --                     --
                                                       --------                 ------
  Net assets, end of period....................        $139,401                 $9,648
                                                       ========                 ======

---------------
*** For Period May 1, 2002 (inception) to December 31, 2002

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                                STATE STREET RESEARCH                           LEHMAN BROTHERS     STATE STREET
                                                      LARGE-CAP         STATE STREET RESEARCH   AGGREGATE BOND        RESEARCH
                                                   VALUE PORTFOLIO      DIVERSIFIED PORTFOLIO   INDEX PORTFOLIO   AURORA PORTFOLIO
                                                    FUND DIVISION           FUND DIVISION        FUND DIVISION     FUND DIVISION
                                                ---------------------   ---------------------   ---------------   ----------------
                                                       2002***                 2002***              2002***           2002***
                                                ---------------------   ---------------------   ---------------   ----------------
Operations:
  Net investment income (expense).............         $   26                  $   --               $    --            $   --
  Net realized gain (loss) on investments.....            290                       1                   131                 5
  Net unrealized gain (loss) on investments...              9                     (10)                  481              (214)
                                                       ------                  ------               -------            ------
     Net increase (decrease) in net assets
       resulting from operations..............            325                      (9)                  612              (209)
Net deposits into separate account............            514                   1,518                16,619             3,693
Net transfers to (from) separate account......          6,623                    (184)               12,049             2,638
Net withdrawals from separate account.........             --                      --                    --                --
                                                       ------                  ------               -------            ------
                                                        7,137                   1,334                28,668             6,331
                                                       ------                  ------               -------            ------
     Increase (decrease) in net assets........          7,462                   1,325                29,280             6,122
  Net assets, beginning of period.............             --                      --                    --                --
                                                       ------                  ------               -------            ------
  Net assets, end of period...................         $7,462                   1,325               $29,280            $6,122
                                                       ======                  ======               =======            ======


                                                JANUS GROWTH PORTFOLIO
                                                    FUND DIVISION
                                                ----------------------
                                                   2002      2001****
                                                ----------   ---------
Operations:
  Net investment income (expense).............   $ (1,376)    $  (110)
  Net realized gain (loss) on investments.....     (3,313)       (922)
  Net unrealized gain (loss) on investments...    (72,481)     (1,402)
                                                 --------     -------
     Net increase (decrease) in net assets
       resulting from operations..............    (77,170)     (2,434)
Net deposits into separate account............     69,222       1,398
Net transfers to (from) separate account......    315,616      70,596
Net withdrawals from separate account.........     (2,117)         --
                                                 --------     -------
                                                  382,721      71,994
                                                 --------     -------
     Increase (decrease) in net assets........    305,551      69,560
  Net assets, beginning of period.............     69,560          --
                                                 --------     -------
  Net assets, end of period...................   $375,111     $69,560
                                                 ========     =======

---------------
 *** For Period May 1, 2002 (inception) to December 31, 2002

**** For Period May 1, 2001 (inception) to December 31, 2001

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                                            HARRIS OAKMARK
                              RUSSELL 2000 INDEX            LARGE CAP VALUE
                                  PORTFOLIO                    PORTFOLIO
                                FUND DIVISION                FUND DIVISION              ALGER EQUITY GROWTH SERIES FUND DIVISION
                              ------------------            ---------------            ------------------------------------------
                                   2002***                      2002***                    2002           2001          2000*
                              ------------------            ---------------            ------------   ------------   ------------
Operations:
  Net investment income
     (expense)..............       $   (162)                  $    2,944                $   (5,826)    $   (5,594)    $   (3,827)
  Net realized gain (loss)
     on investments.........          1,974                      (19,322)                  (67,117)      (496,412)        12,639
  Net unrealized gain (loss)
     on investments.........         (2,670)                     (24,581)                 (315,581)       152,082       (261,796)
                                   --------                   ----------                ----------     ----------     ----------
     Net increase (decrease)
       in net assets
       resulting from
       operations...........           (858)                     (40,959)                 (388,524)      (349,924)      (252,984)
Net deposits into separate
  account...................         38,030                      159,550                   364,909        291,377         84,925
Net transfers to (from)
  separate account..........        170,624                    1,639,902                   476,252       (816,158)     2,193,485
Net withdrawals from
  separate account..........         (3,641)                      (3,635)                  (29,583)       (25,626)      (292,180)
                                   --------                   ----------                ----------     ----------     ----------
                                    205,013                    1,795,817                   811,578       (550,407)     1,986,230
                                   --------                   ----------                ----------     ----------     ----------
     Increase (decrease) in
       net assets...........        204,155                    1,754,858                   423,054       (900,331)     1,733,246
  Net assets, beginning of
     period.................             --                           --                   832,915      1,733,246             --
                                   --------                   ----------                ----------     ----------     ----------
  Net assets, end of
     period.................       $204,155                   $1,754,858                $1,255,969     $  832,915     $1,733,246
                                   ========                   ==========                ==========     ==========     ==========

---------------
  * For Period May 1, 2000 (inception) to December 31, 2000

*** For Period May 1, 2002 (inception) to December 31, 2002

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                                                                               STATE STREET         STATE STREET
                                                                   DAVIS VENTURE VALUE        RESEARCH MONEY        RESEARCH BOND
                               HARRIS OAKMARK FOCUSED VALUE              SERIES               MARKET SERIES         INCOME SERIES
                                   SERIES FUND DIVISION               FUND DIVISION           FUND DIVISION         FUND DIVISION
                               ----------------------------        -------------------        --------------        -------------
                                   2002          2001****                2002***                 2002***               2002***
                               ------------    ------------        -------------------        --------------        -------------
Operations:
  Net investment income
     (expense)...............   $   (2,432)     $     (191)             $   (529)               $  34,541            $     (432)
  Net realized gain (loss) on
     investments.............      (34,606)         10,815                   271                       --                 6,350
  Net unrealized gain (loss)
     on investments..........     (148,104)         80,364                 1,504                       --                45,428
                                ----------      ----------              --------                ---------            ----------
     Net increase (decrease)
       in net assets
       resulting from
       operations............     (185,142)         90,988                 1,246                   34,541                51,346
Net deposits into separate
  account....................      492,122          56,954                27,971                  517,787               121,385
Net transfers to (from)
  separate account...........    1,921,074       1,152,898               412,257                 (412,656)            1,167,540
Net withdrawals from separate
  account....................       (5,714)             --                    --                       --                    --
                                ----------      ----------              --------                ---------            ----------
                                 2,407,482       1,209,852               440,228                  105,131             1,288,925
                                ----------      ----------              --------                ---------            ----------
     Increase (decrease) in
       net assets............    2,222,340       1,300,840               441,474                  139,672             1,340,271
  Net assets, beginning of
     period..................    1,300,840              --                    --                       --                    --
                                ----------      ----------              --------                ---------            ----------
  Net assets, end of
     period..................   $3,523,180      $1,300,840              $441,474                $ 139,672            $1,340,271
                                ==========      ==========              ========                =========            ==========

---------------
 *** For Period May 1, 2002 (inception) to December 31, 2002

**** For Period May 1, 2001 (inception) to December 31, 2001

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                                                                  PIMCO TOTAL                 MFS MID CAP
                                          PIMCO INNOVATION PORTFOLIO            RETURN PORTFOLIO            GROWTH PORTFOLIO
                                                FUND DIVISION                    FUND DIVISION               FUND DIVISION
                                          --------------------------            ----------------            ----------------
                                             2002         2001****                  2002***                     2002***
                                          -----------    -----------            ----------------            ----------------
Operations:
  Net investment income (expense).......   $   (220)       $   (26)                $   (1,034)                  $   (19)
  Net realized gain (loss) on
     investments........................     21,777            388                      9,702                       134
  Net unrealized gain (loss) on
     investments........................    (18,504)         2,087                     70,607                      (757)
                                           --------        -------                 ----------                   -------
     Net increase (decrease) in net
       assets resulting from
       operations.......................      3,053          2,449                     79,275                      (642)
Net deposits into separate account......     33,274            659                    216,482                     6,936
Net transfers to (from) separate
  account...............................     19,000         12,282                  1,930,294                    18,113
Net withdrawals from separate account...       (907)            --                         --                        --
                                           --------        -------                 ----------                   -------
                                             51,367         12,941                  2,146,776                    25,049
                                           --------        -------                 ----------                   -------
     Increase (decrease) in net
       assets...........................     54,420         15,390                  2,226,051                    24,407
  Net assets, beginning of period.......     15,390             --                         --                        --
                                           --------        -------                 ----------                   -------
  Net assets, end of period.............   $ 69,810        $15,390                 $2,226,051                   $24,407
                                           ========        =======                 ==========                   =======

                                              MET/AIM
                                             SMALL CAP
                                          GROWTH PORTFOLIO
                                           FUND DIVISION
                                          ----------------
                                              2002***
                                          ----------------
Operations:
  Net investment income (expense).......     $      (47)
  Net realized gain (loss) on
     investments........................        (12,202)
  Net unrealized gain (loss) on
     investments........................         (3,776)
                                             ----------
     Net increase (decrease) in net
       assets resulting from
       operations.......................        (16,025)
Net deposits into separate account......        103,703
Net transfers to (from) separate
  account...............................        916,013
Net withdrawals from separate account...             --
                                             ----------
                                              1,019,716
                                             ----------
     Increase (decrease) in net
       assets...........................      1,003,691
  Net assets, beginning of period.......             --
                                             ----------
  Net assets, end of period.............     $1,003,691
                                             ==========

---------------
 *** For Period May 1, 2002 (inception) to December 31, 2002

**** For Period May 1, 2001 (inception) to December 31, 2001

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                                                    STATE STREET
                                                                      RESEARCH
                                                                    CONCENTRATED
                                        MET/AIM MID CAP             INTERNATIONAL
                                     CORE EQUITY PORTFOLIO            PORTFOLIO               GROWTH              GROWTH-INCOME
                                         FUND DIVISION              FUND DIVISION          FUND DIVISION          FUND DIVISION
                                     ---------------------          -------------          -------------          -------------
                                            2002***                    2002***                2002***                2002***
                                     ---------------------          -------------          -------------          -------------
Operations:
  Net investment income
     (expense).....................         $   (61)                   $    19              $   (1,364)            $   11,061
  Net realized gain (loss) on
     investments...................             (25)                         9                    (480)                   (66)
  Net unrealized gain (loss) on
     investments...................            (689)                       594                 (20,215)                (2,905)
                                            -------                    -------              ----------             ----------
     Net increase (decrease) in net
       assets resulting from
       operations..................            (775)                       622                 (22,059)                 8,090
Net deposits into separate
  account..........................          11,364                        289                 162,117                 97,962
Net transfers to (from) separate
  account..........................          90,863                     66,080               1,106,081              1,206,033
Net withdrawals from separate
  account..........................          (3,653)                        --                      --                (30,501)
                                            -------                    -------              ----------             ----------
                                             98,574                     66,369               1,268,198              1,273,494
                                            -------                    -------              ----------             ----------
     Increase (decrease) in net
       assets......................          97,799                     66,991               1,246,139              1,281,584
  Net assets, beginning of
     period........................              --                         --                       0                     --
                                            -------                    -------              ----------             ----------
Net assets, end of period..........         $97,799                    $66,991              $1,246,139             $1,281,584
                                            =======                    =======              ==========             ==========


                                      GLOBAL SMALL
                                     CAPITALIZATION
                                     FUND DIVISION
                                     --------------
                                        2002***
                                     --------------
Operations:
  Net investment income
     (expense).....................     $   (140)
  Net realized gain (loss) on
     investments...................       (1,235)
  Net unrealized gain (loss) on
     investments...................       (6,799)
                                        --------
     Net increase (decrease) in net
       assets resulting from
       operations..................       (8,174)
Net deposits into separate
  account..........................       27,455
Net transfers to (from) separate
  account..........................      196,122
Net withdrawals from separate
  account..........................       (3,390)
                                        --------
                                         220,187
                                        --------
     Increase (decrease) in net
       assets......................      212,013
  Net assets, beginning of
     period........................           --
                                        --------
Net assets, end of period..........     $212,013
                                        ========

---------------
*** For Period May 1, 2002 (inception) to December 31, 2002

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002

NOTE 1--ORGANIZATION

     General American Separate Account Eleven (the Separate Account) commenced operations on September 15, 1987 and is registered under the Investment Company Act of 1940 (1940 Act) as a unit investment trust. The Separate Account offers eight products: Variable Universal Life (VUL-95), Variable General Select Plus
(VGSP), Variable Universal Life (VUL-100), Russell Variable Universal Life (Russell VUL), Variable Universal Life (VUL-2000), Joint and Survivor Universal Life (JSVUL-2000), Destiny, and Variable Universal Life (VUL-2002) that receive and invest net premiums for flexible premium variable life insurance policies that are issued by General American Life Insurance Company (General American). The Separate Account is divided into sixty-four Fund Divisions. Each Fund Division invests exclusively in shares of a single Fund of either General American Capital Company, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Van Eck Worldwide Insurance Trust, Russell Insurance Funds, American Century Variable Portfolios, Inc., J.P. Morgan Series Trust II, SEI Insurance Products Trust, Metropolitan Series Fund, Inc., New England Zenith Fund, Met Investors Series Trust, or American Funds Insurance Series, which are open-end, diversified management companies. The Funds of the General American Capital Company, sponsored by General American, are the S & P 500 Index, Money Market, Bond Index, Managed Equity, Asset Allocation, International Index, Mid-Cap Equity, and Small-Cap Equity Fund Divisions. The Funds of the Variable Insurance Products Fund, managed by Fidelity Management & Research Company, are the Equity-Income Portfolio, Growth Portfolio, Overseas Portfolio, High Income Portfolio, and Mid Cap Portfolio Fund Divisions. The Fund of the Variable Insurance Products Fund II, managed by Fidelity Management and Research Company, is the Asset Manager Portfolio Fund Division. The Funds of the Van Eck Worldwide Insurance Trust, managed by Van Eck Associates Corporation, are the Worldwide Hard Assets and Worldwide Emerging Markets Fund Divisions. The Funds of the Russell Insurance Funds, managed by Frank Russell Investment Management Company, are the Multi-Style Equity, Core Bond, Aggressive Equity, and Non-US Fund Divisions. The Funds of the American Century Variable Portfolios, Inc., managed by American Century Investments, are the Income & Growth, International, and Value Fund Divisions. The Funds of the J.P. Morgan Series Trust II, managed by J.P. Morgan Investment Management, Inc. are the Bond Portfolio and Small Company Portfolio Fund Divisions. The Funds of the SEI Insurance Products Trust, managed by SEI Investments Management Company, are the Large Cap Value, Large Cap Growth, Small Cap Value, Small Cap Growth, International Equity, Emerging Markets Equity, Core Fixed Income, High Yield Bond, International Fixed Income, and Emerging Markets Debt Fund Divisions. The Funds of the Metropolitan Series Fund, Inc., managed by Metropolitan Life Insurance Company, are the Janus Mid Cap Portfolio, T. Rowe Price Small Cap Growth Portfolio, T. Rowe Price Large Cap Growth Portfolio, Neuberger Berman Mid Cap Value Portfolio, Putnam International Stock Portfolio, Morgan Stanley EAFE Index Portfolio, MetLife Stock Index Portfolio, MetLife Mid Cap Stock Index Portfolio, State Street Research Large-Cap Value Portfolio, State Street Research Diversified Portfolio, Lehman Brothers Aggregate Bond Index Portfolio, State Street Research Aurora Portfolio, Janus Growth Portfolio, Russell 2000 Index Portfolio, and Harris Oakmark Large Cap Value Portfolio Fund Divisions. The Funds of the New England Zenith Fund, sponsored by New England Investment Management, Inc., are the Alger Equity Growth Series, Harris Oakmark Focused Value Series (formerly Harris Oakmark Mid Cap Series Fund), Davis Venture Value Series, State Street Research Money Market Series, and State Street Research Bond Income Series Fund Divisions. The Funds of the Met Investors Series Trust, managed by MetLife Investors, are the PIMCO Innovation Portfolio, PIMCO Total Return Portfolio, MFS Mid Cap Growth Portfolio, Met/AIM Small Cap Growth Portfolio, Met/AIM Mid Cap Core Equity Portfolio, and State Street Research Concentrated International Portfolio Fund Divisions. The Funds of the American Funds Insurance Series, managed by Capital Research and Management Company, are the Growth, Growth-Income, and Global Small Capitalization Fund Divisions. Policyholders have the option of directing their premium payments into one or all of the Funds as well as into the general account of General American, which is not generally subject to regulation under the Securities Act of 1933 or the 1940 Act and which is not part of the Separate Account.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

  A.  INVESTMENTS

     The Separate Accounts' investments in the sixty-four Fund Divisions are valued daily based on the net asset values of the respective Fund shares held as reported to General American by General American Capital Company, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Van Eck Worldwide Insurance Trust, Russell Insurance Funds, American Century Variable Portfolios, Inc., J.P. Morgan Series Trust II, SEI Insurance Products Trust, Metropolitan Series Fund, Inc., New England Zenith Fund, Met Investors Series Trust, and American Funds Insurance Series.

     For the period May 12, 2001 through December 31, 2002, the average cost method was used in determining the cost of shares sold on withdrawals by the Separate Account. For the period January 1, 2001 through May 11, 2001 and for the year ended December 31, 2000, the first-in, first-out method was used in determining the cost of shares sold on withdrawals by each of the Fund Divisions of the Separate Account. Share transactions are recorded on the trade date, which is the same as the settlement date.

  B.  FEDERAL INCOME TAXES

     General American is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the Code). Since the Separate Account is not a separate entity from General American, and its operations form a part of General American, it will not be taxed separately as a regulated investment company under sub-chapter M of the Code. Under existing federal income tax law, investment income of the Separate Account, to the extent it is applied to increase reserves under a contract, is not taxed and may be compounded for reinvestment without additional tax to General American.

  C.  DISTRIBUTION OF INCOME AND REALIZED CAPITAL GAINS

     For the year ended December 31, 2000, each of the Fund Divisions of the Separate Account followed the federal income tax practice known as consent dividending for the funds of the General American Capital Company, whereby substantially all of the net investment income and realized gains are deemed to be passed through to the respective Fund Divisions of the Separate Account. As a result, the cost basis in each of the Fund Divisions of the Separate Account is increased and a corresponding capital gain is recognized. This adjustment has no impact on the net assets of the Fund Divisions.

     For the years ended December 31, 2002 and 2001, the funds of the General American Capital Company, and for each of the years in the three year period ended December 31, 2002, the Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Van Eck Worldwide Insurance Trust, Russell Insurance Funds, American Century Variable Portfolios, Inc., J.P. Morgan Series Trust II, SEI Insurance Products Trust, Metropolitan Series Fund, Inc., New England Zenith Fund, Met Investors Series Trust, and the American Funds Insurance Series intend to pay out all of their net investment income and net realized capital gains each year. Dividends from the funds are distributed at least annually on a per share basis and are recorded on the ex dividend date. Normally, net realized capital gains, if any, are distributed each year for each fund. Such income and capital gain distributions are automatically reinvested in additional shares of the funds.

  D.  USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

NOTE 3--POLICY CHARGES

     Charges are deducted from premiums and paid to General American for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, reimbursement of expenses incurred in distributing the policies, and assuming certain risks in connection with the policies.

     Prior to the allocation of net premiums among General American's general account and the Fund Divisions of the Separate Account, premium payments are reduced by premium expense charges, which consist of a sales charge and a charge for premium taxes. The premium payment, less the premium expense charge, equals the net premium.

     Sales Charge:  A sales charge equal to 6% is deducted from each VUL-95
     -------------
premium paid. A sales charge of 5% in years one through ten and 2.25% thereafter is deducted from each VGSP premium paid. A maximum sales charge of 5% in years one through ten and a maximum 2.25% thereafter based on initial deposit is deducted from each Russell VUL and Frank Russell premium paid. A sales charge equal to 15% up to the target premium and 5% on the excess in the first policy year is deducted from each VUL-2000 and JSVUL-2000 premium paid. The sales charge is 5% on all premiums in policy years two through twelve, and 2% on all premiums in policy years eleven or later. This charge is deducted to partially reimburse General American for expenses incurred in distributing the policy and any additional benefits provided by rider. A maximum sales charge of 5% is deducted from each VUL-2002 premium payment. No sales charge is deducted from VUL-100 and Destiny premiums.

     Premium Taxes:  Various state and political subdivisions impose a tax on
     --------------
premiums received by insurance companies. Premium taxes vary from state to state. A deduction of 2% of each VUL-95 premium, 2.5% of each VGSP premium, 2.10% of each VUL-100 premium, 2.5% of each Russell VUL, Frank Russell, and VUL-2002 premium, up to 3.55% for each Destiny premium, and the actual tax rate for VUL-2000 and JSVUL-2000 is made from each premium payment for these taxes. In addition, a 1.25% deduction is taken from VUL-100 and VUL-2002 premiums and a 1.3% deduction is taken from VUL-2000 and JSVUL-2000 premiums to cover the company's Federal income tax costs attributable to the amount of premium received.

     Charges are deducted monthly from the cash value of each policy to compensate General American for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a policy; (c) the cost of insurance, and (d) the cost of optional benefits added by rider.

     Administrative Charge:  General American has responsibility for the
     ----------------------
administration of the policies and the Separate Account. As reimbursement for administrative expenses related to the maintenance of each policy and the Separate Account, General American assesses a monthly administrative charge against each policy. This charge is $10 per month for a standard policy and $12 per month for a pension policy during the first 12 policy months and $4 (standard) and $6 (pension) per month for all policy months beyond the 12th for VUL-95 contracts. The charge is $4 per month for VGSP, Russell VUL and Frank Russell contracts. The charge is $13 per month during the first 12 policy months and $6 per month thereafter for VUL-100 contracts. The charge is $25 per month in the first policy year and $6 per month in each subsequent policy year for VUL-2000 and JSVUL-2000 contracts. The company assesses an initial policy charge of $800 for Destiny premiums. The charge is $25 per month in the first policy year and $6 per month in each subsequent policy year for VUL-2002 contracts. This amount is deducted from the cash value as soon as the policy is issued and the initial premium is made.

     Insurance Underwriting and Acquisition Expense Charge:  An additional
     ------------------------------------------------------
administrative charge is deducted from the policy cash value for VUL-95 as part of the monthly deduction during the first 12 policy months and for the first 12 policy months following an increase in the face amount. The charge is $0.08 per month for each $1,000 in policy coverage. For VUL-100, the charge during the first 12 policy months is $0.16 per month for each $1,000 in policy coverage, and in all policy years thereafter, the charge is $0.01 per month for each $1,000 in policy coverage. For

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

VUL-2000, JSVUL-2000, and VUL-2002, there is a charge per $1,000 of face amount, determined by age, sex, and smoker class, payable for ten years following the policy issue or an increase in the face amount. No charge is deducted from Russell VUL, Frank Russell, VGSP, and Destiny premiums.

     Cost of Insurance:  The cost of insurance is deducted on each monthly
     ------------------
anniversary date for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increases in face amount. General American determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

     Optional Rider Benefits Charge:  This monthly deduction includes charges
     -------------------------------
for any additional benefits provided by rider.

     Contingent Deferred Sales Charge:  During the first ten policy years for
     ---------------------------------
VUL-95, VGSP, Russell VUL, Frank Russell, Destiny and VUL-2002, and the first fifteen years for VUL-100, General American also assesses a charge upon surrender or lapse of a policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount of the charge assessed depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received to date by General American, and the policy year in which the surrender or other event takes place.

     For VUL-2000 and JSVUL-2000, the charge is based on the annual target premium, rather than the premiums actually received by General American.

     Mortality and Expense Charge:  In addition to the above charges, a daily
     -----------------------------
charge is made at the separate account level for the mortality and expense risks assumed by General American. General American deducts a daily charge from the Fund Division of the Separate Account at the rate of .002319% for VUL-95, ..0019111% for VGSP, .002455% for VUL-100, .001366% for Russell-VUL, .0015027%
for VUL-2000 and JSVUL-2000, and .0019111% for Frank Russell of the net assets of each division of the Separate Account, which equals an annual rate of .85% for VUL-95, .70% for VGSP, .90% for VUL-100, .50% for Russell-VUL, .55% for VUL-2000 and JSVUL-2000, and .70% for Frank Russell. Mortality and expense charges for 2002 were $355,617 for VUL-95, $487,038 for VGSP, $514,709 for
VUL-100, $522,809 for VUL-2000, $93,007 for JSVUL-2000, and $3,710 for Russell
VUL.

     A monthly charge is made at the policy level for the mortality and expense risks assumed by General American for the Destiny and VUL-2002 products. General American deducts a monthly charge at the rate of .0625% for Destiny and a maximum of .0583333% for VUL-2002 of the cash value of each policy within the Separate Account, which equals an annual rate of .75% for Destiny and a maximum of .70% for VUL-2002.

     The mortality risk assumed by General American is the risk that those insured may die sooner than anticipated and therefore, that General American will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

NOTE 4--INVESTMENT OBJECTIVES, MANAGER CHANGES AND NEW DIVISIONS

     Effective July 29, 2002, a new product--Variable Universal Life 2002 (VUL
2002)--was added to Separate Account Eleven. This product was made available in all fund divisions.

     Effective May 1, 2002, 22 new divisions were added to Separate Account Eleven. The Neuberger Berman Mid Cap Value Portfolio Fund, Putnam International Stock Portfolio Fund, Morgan Stanley EAFE Index Portfolio Fund, MetLife Stock Index Portfolio Fund, MetLife Mid Cap Stock Index Portfolio Fund, State Street Research Large-Cap Value Portfolio Fund, State Street Research Diversified Portfolio Fund, Lehman Brothers Aggregate Bond Index Portfolio Fund, State Street Research Aurora Portfolio Fund, Russell 2000 Index Portfolio Fund, and Harris Oakmark Large-Cap Value Portfolio Fund are offered by Metropolitan Series Fund, Inc. and managed by Metropolitan Life Insurance Company. Davis Venture Value Series Fund, State Street Research Money Market Series Fund, and State

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

Street Research Bond Income Series Fund are offered by New England Zenith Fund and are managed by New England Investment Management, Inc. PIMCO Total Return Portfolio Fund, MFS Mid Cap Growth Portfolio Fund, Met/AIM Small Cap Growth Portfolio Fund, Met/AIM Mid Cap Core Equity Portfolio Fund, and the State Street Research Concentrated International Portfolio Fund are offered by Met Investors Series Trust and are managed by MetLife Investors. The Growth Fund, Growth-Income Fund, and Global Small Capitalization Fund are offered by American Funds Insurance Series and are managed by Capital Research and Management Company. The investment objectives of each of these new divisions are as follows:

          Neuberger Berman Mid Cap Value Portfolio Fund--To provide capital
          ---------------------------------------------
     growth by investing in equity securities of companies with medium market capitalization.

          Putnam International Stock Portfolio Fund--To provide long term
          -----------------------------------------
     capital growth by investing in common stocks of companies outside the United States.

          Morgan Stanley EAFE Index Portfolio Fund--To provide returns equal to
          ----------------------------------------
     the performance of the MSCI EAFE Index.

          MetLife Stock Index Portfolio Fund--To equal the performance of
          ----------------------------------
     Standard & Poor's 500 Composite Stock Price Index.

          MetLife Mid Cap Stock Index Portfolio Fund--To equal the performance
          ------------------------------------------
     of Standard & Poor's 400 Composite Stock Index.

          State Street Research Large-Cap Value Portfolio Fund--To provide long
          ----------------------------------------------------
     term growth of capital.

          State Street Research Diversified Portfolio Fund--To achieve high
          ------------------------------------------------
     total return while attempting to limit investment risk and preserve capital.

          Lehman Brothers Aggregate Bond Index Portfolio Fund--To equal the
          ---------------------------------------------------
     performance of the Lehman Brothers Aggregate Bond Index.

          State Street Research Aurora Portfolio Fund--To provide high total
          -------------------------------------------
     return, consisting principally of capital appreciation.

          Russell 2000 Index Portfolio Fund--To equal the return of the Russell
          ---------------------------------
     2000 Index.

          Harris Oakmark Large Cap Value Portfolio Fund--To provide long term
          ---------------------------------------------
     capital appreciation by investing in equity securities of large capitalization U.S. companies.

          Davis Venture Value Series Fund--To provide capital growth by
          -------------------------------
     investing primarily in equity securities of companies with market capitalization of at least $10 billion.

          State Street Research Money Market Series Fund--To provide a high
          ----------------------------------------------
     level of current income consistent with preservation of capital.

          State Street Research Bond Income Series Fund--To provide a
          ---------------------------------------------
     competitive total return primarily from investing in fixed-income securities.

          PIMCO Total Return Portfolio Fund--To provide maximum total return,
          ---------------------------------
     consistent with the preservation of capital and prudent investment management.

          MFS Mid Cap Growth Portfolio Fund--To provide long-term capital growth
          ---------------------------------
     by investing in equity securities of companies with medium market capitalization.

          Met/AIM Small Cap Growth Portfolio Fund--To provide long-term capital
          ---------------------------------------
     growth by investing in equity securities of small capitalization companies.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

          Met/AIM Mid Cap Core Equity Portfolio Fund--To provide long-term
          ------------------------------------------
     capital growth by investing in equity securities of medium capitalization companies.

          State Street Research Concentrated International Portfolio Fund--To
          ---------------------------------------------------------------
     provide long-term capital growth by investing in a limited number of foreign stocks and other securities of companies in either developed or emerging markets.

          Growth Fund--To provide growth by investing primarily in common stocks
          -----------
     of companies that appear to offer superior opportunities for growth of capital.

          Growth-Income Fund--To provide long term growth and income by
          ------------------
     investing primarily in the common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

          Global Small Capitalization Fund--To provide long term capital growth
          --------------------------------
     by investing primarily in stocks of smaller companies around the world.

NOTE 5--PURCHASES AND SALES

     During the year ended December 31, 2002, purchases (including dividend reinvestment) and proceeds from sales of General American Capital Company shares were as follows:

                                          S & P 500                                        MANAGED
                                            INDEX       MONEY MARKET     BOND INDEX        EQUITY
                                        FUND DIVISION   FUND DIVISION   FUND DIVISION   FUND DIVISION
                                        -------------   -------------   -------------   -------------
Purchases.............................   $28,228,321     $23,226,098     $9,607,384      $3,546,678
                                         ===========     ===========     ==========      ==========
Sales.................................   $12,147,180     $34,907,305     $8,206,805      $3,062,022
                                         ===========     ===========     ==========      ==========

                                           ASSET       INTERNATIONAL      MID-CAP        SMALL-CAP
                                        ALLOCATION         INDEX          EQUITY          EQUITY
                                       FUND DIVISION   FUND DIVISION   FUND DIVISION   FUND DIVISION
                                       -------------   -------------   -------------   -------------
Purchases............................   $2,899,817       $2,370,156     $1,453,517      $2,902,259
                                        ==========       ==========     ==========      ==========
Sales................................   $3,728,909       $2,225,255     $1,393,782      $1,837,721
                                        ==========       ==========     ==========      ==========

     During the year ended December 31, 2002, purchases (including dividend reinvestment) and proceeds from sales of Variable Insurance Products Fund shares were as follows:

                           EQUITY-INCOME      GROWTH         OVERSEAS       HIGH INCOME       MID CAP
                             PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                           FUND DIVISION   FUND DIVISION   FUND DIVISION   FUND DIVISION   FUND DIVISION
                           -------------   -------------   -------------   -------------   -------------
Purchases................   $5,840,303      $6,697,946      $2,296,400      $1,759,494      $4,175,489
                            ==========      ==========      ==========      ==========      ==========
Sales....................   $4,415,056      $6,363,491      $2,256,915      $2,019,144      $1,316,551
                            ==========      ==========      ==========      ==========      ==========

     During the year ended December 31, 2002, purchases (including dividend reinvestment) and proceeds from sales of Variable Insurance Products Fund II shares were as follows:

                                                               ASSET
                                                              MANAGER
                                                             PORTFOLIO
                                                           FUND DIVISION
                                                           -------------
Purchases................................................    $929,471
Sales....................................................    $903,703
                                                             ========

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

     During the year ended December 31, 2002, purchases (including dividend reinvestment) and proceeds from sales of Van Eck Worldwide Insurance Trust shares were as follows:

                                                                         WORLDWIDE
                                                         WORLDWIDE       EMERGING
                                                        HARD ASSETS       MARKETS
                                                       FUND DIVISION   FUND DIVISION
                                                       -------------   -------------
Purchases............................................    $200,100        $440,355
                                                         ========        ========
Sales................................................    $122,430        $658,725
                                                         ========        ========

     During the year ended December 31, 2002, purchases (including dividend reinvestment) and proceeds from sales of Russell Insurance Funds shares were as follows:

                                        MULTI-STYLE                     AGGRESSIVE
                                          EQUITY         CORE BOND        EQUITY          NON-US
                                       FUND DIVISION   FUND DIVISION   FUND DIVISION   FUND DIVISION
                                       -------------   -------------   -------------   -------------
Purchases............................    $1,530,817     $  911,434      $  567,250      $  789,608
                                         ==========     ==========      ==========      ==========
Sales................................    $2,322,584     $1,546,737      $1,025,808      $1,203,162
                                         ==========     ==========      ==========      ==========

     During the year ended December 31, 2002, purchases (including dividend reinvestment) and proceeds from sales of American Century Variable Portfolios, Inc. shares were as follows:

                                                     INCOME &
                                                      GROWTH       INTERNATIONAL       VALUE
                                                   FUND DIVISION   FUND DIVISION   FUND DIVISION
                                                   -------------   -------------   -------------
Purchases........................................   $  931,810      $1,582,624      $3,950,792
                                                    ==========      ==========      ==========
Sales............................................   $1,295,929      $1,498,032      $  974,920
                                                    ==========      ==========      ==========

     During the year ended December 31, 2002, purchases (including dividend reinvestment) and proceeds from sales of J.P. Morgan Series Trust II shares were as follows:

                                                                           SMALL
                                                           BOND           COMPANY
                                                         PORTFOLIO       PORTFOLIO
                                                       FUND DIVISION   FUND DIVISION
                                                       -------------   -------------
Purchases............................................   $1,322,996       $983,309
                                                        ==========       ========
Sales................................................   $  374,708       $687,717
                                                        ==========       ========

     During the year ended December 31, 2002, purchases (including dividend reinvestment) and proceeds from sales of SEI Insurance Products Trust shares were as follows:

                             LARGE CAP       LARGE CAP       SMALL CAP       SMALL CAP     INTERNATIONAL
                               VALUE          GROWTH           VALUE          GROWTH          EQUITY
                           FUND DIVISION   FUND DIVISION   FUND DIVISION   FUND DIVISION   FUND DIVISION
                           -------------   -------------   -------------   -------------   -------------
Purchases................   $3,804,385      $2,578,109      $2,261,960      $  904,783      $1,608,927
                            ==========      ==========      ==========      ==========      ==========
Sales....................   $2,963,086      $  909,545      $1,561,336      $1,020,561      $1,682,654
                            ==========      ==========      ==========      ==========      ==========

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                             EMERGING       CORE FIXED      HIGH YIELD     INTERNATIONAL     EMERGING
                          MARKETS EQUITY      INCOME           BOND        FIXED INCOME    MARKETS DEBT
                          FUND DIVISION    FUND DIVISION   FUND DIVISION   FUND DIVISION   FUND DIVISION
                          --------------   -------------   -------------   -------------   -------------
Purchases...............     $690,139       $4,145,097       $961,832        $614,884        $190,145
                             ========       ==========       ========        ========        ========
Sales...................     $653,969       $9,448,518       $899,350        $413,892        $247,263
                             ========       ==========       ========        ========        ========

     During the year ended December 31, 2002, purchases (including dividend reinvestment) and proceeds from sales of Metropolitan Series Fund, Inc. shares were as follows:

                                                                                      MAY 1 TO
                                                                                  DECEMBER 31, 2002
                                             T. ROWE PRICE      T. ROWE PRICE         NEUBERGER
                            JANUS MID CAP   SMALL CAP GROWTH   LARGE CAP GROWTH    BERMAN MID CAP
                              PORTFOLIO        PORTFOLIO          PORTFOLIO        VALUE PORTFOLIO
                            FUND DIVISION    FUND DIVISION      FUND DIVISION       FUND DIVISION
                            -------------   ----------------   ----------------   -----------------
Purchases.................   $1,354,437        $2,256,049         $3,175,562          $197,162
                             ==========        ==========         ==========          ========
Sales.....................   $1,482,818        $1,070,127         $1,289,257          $  3,968
                             ==========        ==========         ==========          ========

                                                  MAY 1 TO
                             MAY 1 TO         DECEMBER 31, 2002         MAY 1 TO               MAY 1 TO
                        DECEMBER 31, 2002      MORGAN STANLEY      DECEMBER 31, 2002       DECEMBER 31, 2002
                       PUTNAM INTERNATIONAL         EAFE             METLIFE STOCK          METLIFE MID CAP
                         STOCK PORTFOLIO       INDEX PORTFOLIO      INDEX PORTFOLIO      STOCK INDEX PORTFOLIO
                          FUND DIVISION         FUND DIVISION        FUND DIVISION           FUND DIVISION
                       --------------------   -----------------   --------------------   ---------------------
Purchases............       $1,291,952             $10,460              $153,727                $15,791
                            ==========             =======              ========                =======
Sales................       $  357,226             $ 2,332              $  8,003                $ 5,993
                            ==========             =======              ========                =======

                             MAY 1 TO                MAY 1 TO                MAY 1 TO
                         DECEMBER 31, 2002       DECEMBER 31, 2002      DECEMBER 31, 2002           MAY 1 TO
                       STATE STREET RESEARCH   STATE STREET RESEARCH     LEHMAN BROTHERS        DECEMBER 31, 2002
                          LARGE-CAP VALUE       DIVERSIFIED INCOME     AGGREGATE BOND INDEX   STATE STREET RESEARCH
                             PORTFOLIO               PORTFOLIO              PORTFOLIO           AURORA PORTFOLIO
                           FUND DIVISION           FUND DIVISION          FUND DIVISION           FUND DIVISION
                       ---------------------   ---------------------   --------------------   ---------------------
Purchases............         $12,873                 $1,372                 $39,560                 $6,845
                              =======                 ======                 =======                 ======
Sales................         $ 5,732                 $   36                 $10,997                 $  533
                              =======                 ======                 =======                 ======

                                                                                     MAY 1 TO
                                                                 MAY 1 TO        DECEMBER 31, 2002
                                                            DECEMBER 31, 2002     HARRIS OAKMARK
                                              JANUS         RUSSELL 2000 INDEX    LARGE CAP VALUE
                                         GROWTH PORTFOLIO       PORTFOLIO            PORTFOLIO
                                          FUND DIVISION       FUND DIVISION        FUND DIVISION
                                         ----------------   ------------------   -----------------
Purchases..............................      $398,719            $268,109           $2,258,310
                                             ========            ========           ==========
Sales..................................      $ 18,128            $ 65,729           $  445,796
                                             ========            ========           ==========

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

     During the year ended December 31, 2002, purchases (including dividend reinvestment) and proceeds from sales of New England Zenith Fund shares were as follows:

                                                                                       MAY 1 TO
                                                                   MAY 1 TO        DECEMBER 31, 2002
                              ALGER EQUITY    HARRIS OAKMARK   DECEMBER 31, 2002     STATE STREET
                                 GROWTH          FOCUSED         DAVIS VENTURE      RESEARCH MONEY
                                 SERIES        VALUE SERIES      VALUE SERIES        MARKET SERIES
                              FUND DIVISION   FUND DIVISION      FUND DIVISION       FUND DIVISION
                              -------------   --------------   -----------------   -----------------
Purchases...................   $1,090,005       $3,309,606         $463,300            $522,157
                               ==========       ==========         ========            ========
Sales.......................   $  254,128       $  903,724         $ 23,495            $357,925
                               ==========       ==========         ========            ========

                                                   MAY 1 TO
                                               DECEMBER 31, 2002
                                                 STATE STREET
                                                 RESEARCH BOND
                                                 INCOME SERIES
                                                 FUND DIVISION
                                               -----------------
Purchases...................................      $1,901,324
                                                  ==========
Sales.......................................      $  612,877
                                                  ==========

     During the period ended December 31, 2002, purchases (including dividend reinvestment) and proceeds from sales of Met Investors Series Trust shares were as follows:

                                           MAY 1 TO            MAY 1 TO            MAY 1 TO            MAY 1 TO
                                       DECEMBER 31, 2002   DECEMBER 31, 2002   DECEMBER 31, 2002   DECEMBER 31, 2002
                           PIMCO             PIMCO            MFS MID CAP           MET/AIM           MET/AIM MID
                        INNOVATIONS      TOTAL RETURN           GROWTH             SMALL CAP           CAP CORE
                         PORTFOLIO         PORTFOLIO           PORTFOLIO       GROWTH PORTFOLIO    EQUITY PORTFOLIO
                       FUND DIVISION     FUND DIVISION       FUND DIVISION       FUND DIVISION       FUND DIVISION
                       -------------   -----------------   -----------------   -----------------   -----------------
Purchases............    $327,583         $2,853,641            $25,442           $1,342,140           $103,178
                         ========         ==========            =======           ==========           ========
Sales................    $276,785         $  708,143            $   269           $  322,349           $  4,569
                         ========         ==========            =======           ==========           ========

                                                    MAY 1 TO
                                                DECEMBER 31, 2002
                                                  STATE STREET
                                                    RESEARCH
                                                  CONCENTRATED
                                             INTERNATIONAL PORTFOLIO
                                                  FUND DIVISION
                                             -----------------------
Purchases.................................           $67,362
                                                     =======
Sales.....................................           $   992
                                                     =======

     During the year ended December 31, 2002, purchases (including dividend reinvestment) and proceeds from sales of American Funds Insurance Series shares were as follows:

                                      MAY 1 TO            MAY 1 TO                 MAY 1 TO
                                  DECEMBER 31, 2002   DECEMBER 31, 2002        DECEMBER 31, 2002
                                       GROWTH           GROWTH-INCOME     GLOBAL SMALL CAPITALIZATION
                                    FUND DIVISION       FUND DIVISION            FUND DIVISION
                                  -----------------   -----------------   ---------------------------
Purchases.......................     $1,348,327          $1,379,702                $368,905
                                     ==========          ==========                ========
Sales...........................     $   80,624          $   94,923                $151,524
                                     ==========          ==========                ========

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                      GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                               FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
                                                  -------------------------------------------------------------------------------
                                                     S & P 500 INDEX FUND DIVISION               MONEY MARKET FUND DIVISION
                                                  -----------------------------------      --------------------------------------
                                                    2002         2001         2000            2002          2001          2000
                                                  ---------    ---------    ---------      ----------    ----------    ----------
VARIABLE UNIVERSAL LIFE--95
  Deposits......................................     30,082       41,545       33,287          18,132       432,967        11,813
  Withdrawals...................................    (60,888)     (33,935)     (61,937)        (15,424)     (431,710)      (44,926)
  Outstanding units, beginning of year..........    212,434      204,824      233,474          36,235        34,978        68,091
                                                  ---------    ---------    ---------      ----------    ----------    ----------
  Outstanding units, end of year................    181,628      212,434      204,824          38,943        36,235        34,978
                                                  =========    =========    =========      ==========    ==========    ==========
VARIABLE GENERAL SELECT PLUS
  Deposits......................................    223,172      114,637      184,201         270,440       115,257       161,565
  Withdrawals...................................   (199,291)     (90,302)    (148,584)       (361,995)      (66,151)     (265,969)
  Outstanding units, beginning of year..........    604,236      579,901      544,284         253,899       204,793       309,197
                                                  ---------    ---------    ---------      ----------    ----------    ----------
  Outstanding units, end of year................    628,117      604,236      579,901         162,344       253,899       204,793
                                                  =========    =========    =========      ==========    ==========    ==========
VARIABLE UNIVERSAL LIFE--100
  Deposits......................................    151,613      160,125      142,514          79,201        39,286        70,296
  Withdrawals...................................   (174,563)    (103,579)    (112,424)        (54,287)      (48,703)     (106,128)
  Outstanding units, beginning of year..........    738,351      681,804      651,714          64,723        74,140       109,972
                                                  ---------    ---------    ---------      ----------    ----------    ----------
  Outstanding units, end of year................    715,401      738,351      681,804          89,637        64,723        74,140
                                                  =========    =========    =========      ==========    ==========    ==========
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits......................................         --           --           --              --            --            --
  Withdrawals...................................         --           --           --              --            --            --
  Outstanding units, beginning of year..........         --           --           --              --            --            --
                                                  ---------    ---------    ---------      ----------    ----------    ----------
  Outstanding units, end of year................         --           --           --              --            --            --
                                                  =========    =========    =========      ==========    ==========    ==========
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits......................................  1,326,034    1,597,644      930,635       1,977,923     7,816,632     2,862,494
  Withdrawals...................................   (731,757)    (491,929)    (320,877)     (2,977,492)   (6,076,407)   (2,445,139)
  Outstanding units, beginning of year..........  2,161,559    1,055,844      446,086       2,419,475       679,250       261,895
                                                  ---------    ---------    ---------      ----------    ----------    ----------
  Outstanding units, end of year................  2,755,836    2,161,559    1,055,844       1,419,906     2,419,475       679,250
                                                  =========    =========    =========      ==========    ==========    ==========
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits......................................    265,305      271,233      114,497         186,615       902,465       206,688
  Withdrawals...................................   (186,326)     (52,190)     (42,669)       (153,836)     (441,273)     (167,356)
  Outstanding units, beginning of year..........    360,167      141,124       69,296         535,954        74,762        35,430
                                                  ---------    ---------    ---------      ----------    ----------    ----------
  Outstanding units, end of year................    439,146      360,167      141,124         568,733       535,954        74,762
                                                  =========    =========    =========      ==========    ==========    ==========
DESTINY
  Deposits......................................      8,406       17,850       96,990         343,606       196,711       106,857
  Withdrawals...................................    (12,975)     (87,174)      (4,877)       (356,147)     (131,510)      (56,407)
  Outstanding units, beginning of year..........     22,789       92,113           --         115,651        50,450            --
                                                  ---------    ---------    ---------      ----------    ----------    ----------
  Outstanding units, end of year................     18,220       22,789       92,113         103,110       115,651        50,450
                                                  =========    =========    =========      ==========    ==========    ==========
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits......................................         --           --           --              --            --            --
  Withdrawals...................................         --           --           --              --            --            --
  Outstanding units, beginning of year..........         --           --           --              --            --            --
                                                  ---------    ---------    ---------      ----------    ----------    ----------
  Outstanding units, end of year................         --           --           --              --            --            --
                                                  =========    =========    =========      ==========    ==========    ==========

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                         GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                                  FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
                                                        -------------------------------------------------------------------------
                                                             BOND INDEX FUND DIVISION             MANAGED EQUITY FUND DIVISION
                                                        ----------------------------------      ---------------------------------
                                                          2002         2001         2000          2002         2001        2000
                                                        ---------    ---------    --------      ---------    --------    --------
VARIABLE UNIVERSAL LIFE--95
  Deposits............................................    38,798       18,074      14,182         12,835      11,030      13,741
  Withdrawals.........................................   (28,302)     (14,577)    (41,347)       (20,105)    (14,675)    (23,918)
  Outstanding units, beginning of year................    91,265       87,768     114,933         79,697      83,342      93,519
                                                        --------     --------     -------       --------     -------     -------
  Outstanding units, end of year......................   101,761       91,265      87,768         72,427      79,697      83,342
                                                        ========     ========     =======       ========     =======     =======
VARIABLE GENERAL SELECT PLUS
  Deposits............................................   161,048       52,922      52,544         22,275      30,593      11,021
  Withdrawals.........................................  (186,349)     (21,384)    (20,011)       (41,517)     (3,901)     (7,918)
  Outstanding units, beginning of year................   148,777      117,239      84,706         76,103      49,411      46,308
                                                        --------     --------     -------       --------     -------     -------
  Outstanding units, end of year......................   123,476      148,777     117,239         56,861      76,103      49,411
                                                        ========     ========     =======       ========     =======     =======
VARIABLE UNIVERSAL LIFE--100
  Deposits............................................    40,085       21,227      22,020         20,158      19,387      22,745
  Withdrawals.........................................   (29,401)     (15,509)    (33,899)       (21,228)    (25,325)    (28,299)
  Outstanding units, beginning of year................   140,291      134,573     146,452         75,455      81,393      86,947
                                                        --------     --------     -------       --------     -------     -------
  Outstanding units, end of year......................   150,975      140,291     134,573         74,385      75,455      81,393
                                                        ========     ========     =======       ========     =======     =======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits............................................        --           --          --             --          --          --
  Withdrawals.........................................        --           --          --             --          --          --
  Outstanding units, beginning of year................        --           --          --             --          --          --
                                                        --------     --------     -------       --------     -------     -------
  Outstanding units, end of year......................        --           --          --             --          --          --
                                                        ========     ========     =======       ========     =======     =======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits............................................   129,629       97,811      60,429         57,667      33,684      21,711
  Withdrawals.........................................   (71,861)     (25,314)    (32,460)       (32,460)    (10,286)     (8,506)
  Outstanding units, beginning of year................   142,879       70,382      42,413         58,251      34,853      21,648
                                                        --------     --------     -------       --------     -------     -------
  Outstanding units, end of year......................   200,647      142,879      70,382         83,458      58,251      34,853
                                                        ========     ========     =======       ========     =======     =======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits............................................     7,238       29,529       4,791          9,850       6,931       1,581
  Withdrawals.........................................    (5,819)     (10,554)       (982)        (1,741)     (1,182)     (2,240)
  Outstanding units, beginning of year................    29,276       10,301       6,492          8,134       2,385       3,044
                                                        --------     --------     -------       --------     -------     -------
  Outstanding units, end of year......................    30,695       29,276      10,301         16,243       8,134       2,385
                                                        ========     ========     =======       ========     =======     =======
DESTINY
  Deposits............................................   246,012       94,635      82,617        149,669       8,915       4,305
  Withdrawals.........................................  (232,126)    (170,599)     (1,021)      (149,156)     (9,063)       (256)
  Outstanding units, beginning of year................     5,632       81,596          --          3,901       4,049          --
                                                        --------     --------     -------       --------     -------     -------
  Outstanding units, end of year......................    19,518        5,632      81,596          4,414       3,901       4,049
                                                        ========     ========     =======       ========     =======     =======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits............................................        --           --          --             --          --          --
  Withdrawals.........................................        --           --          --             --          --          --
  Outstanding units, beginning of year................        --           --          --             --          --          --
                                                        --------     --------     -------       --------     -------     -------
  Outstanding units, end of year......................        --           --          --             --          --          --
                                                        ========     ========     =======       ========     =======     =======

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                          GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                                   FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
                                                         ------------------------------------------------------------------------
                                                          ASSET ALLOCATION FUND DIVISION        INTERNATIONAL INDEX FUND DIVISION
                                                         ---------------------------------      ---------------------------------
                                                           2002        2001         2000          2002         2001        2000
                                                         --------    ---------    --------      ---------    --------    --------
VARIABLE UNIVERSAL LIFE--95
  Deposits.............................................   10,907       27,369      27,538         20,019      20,700      22,272
  Withdrawals..........................................  (35,908)    (219,186)    (31,239)       (27,772)    (31,436)    (62,842)
  Outstanding units, beginning of year.................   97,851      289,668     293,369        116,900     127,636     168,206
                                                         -------     --------     -------       --------     -------     -------
  Outstanding units, end of year.......................   72,850       97,851     289,668        109,147     116,900     127,636
                                                         =======     ========     =======       ========     =======     =======
VARIABLE GENERAL SELECT PLUS
  Deposits.............................................   15,382      165,159      12,758        134,547      16,153      17,446
  Withdrawals..........................................  (50,800)    (145,314)    (19,909)      (133,221)    (12,452)    (18,512)
  Outstanding units, beginning of year.................   95,808       75,963      83,114         83,890      80,189      81,255
                                                         -------     --------     -------       --------     -------     -------
  Outstanding units, end of year.......................   60,390       95,808      75,963         85,216      83,890      80,189
                                                         =======     ========     =======       ========     =======     =======
VARIABLE UNIVERSAL LIFE--100
  Deposits.............................................   15,832       45,010      36,065         28,440      25,881      33,049
  Withdrawals..........................................  (44,394)     (40,575)    (36,819)       (27,048)    (25,023)    (56,168)
  Outstanding units, beginning of year.................  124,605      120,170     120,924         97,080      96,222     119,341
                                                         -------     --------     -------       --------     -------     -------
  Outstanding units, end of year.......................   96,043      124,605     120,170         98,472      97,080      96,222
                                                         =======     ========     =======       ========     =======     =======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits.............................................       --           --          --             --          --          --
  Withdrawals..........................................       --           --          --             --          --          --
  Outstanding units, beginning of year.................       --           --          --             --          --          --
                                                         -------     --------     -------       --------     -------     -------
  Outstanding units, end of year.......................       --           --          --             --          --          --
                                                         =======     ========     =======       ========     =======     =======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits.............................................  121,797      146,984      89,917         50,118      52,815      43,535
  Withdrawals..........................................  (68,290)     (65,209)    (11,134)       (32,533)    (29,141)    (14,090)
  Outstanding units, beginning of year.................  237,542      155,767      76,984         71,690      48,016      18,571
                                                         -------     --------     -------       --------     -------     -------
  Outstanding units, end of year.......................  291,049      237,542     155,767         89,275      71,690      48,016
                                                         =======     ========     =======       ========     =======     =======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits.............................................   28,097        9,886       8,107          4,205      13,454       3,193
  Withdrawals..........................................   (3,758)      (3,704)     (2,735)        (2,259)     (3,087)       (656)
  Outstanding units, beginning of year.................   21,682       15,500      10,128         17,420       7,053       4,516
                                                         -------     --------     -------       --------     -------     -------
  Outstanding units, end of year.......................   46,021       21,682      15,500         19,366      17,420       7,053
                                                         =======     ========     =======       ========     =======     =======
DESTINY
  Deposits.............................................        3            0      14,860          4,988         679      13,906
  Withdrawals..........................................       (3)     (14,662)       (198)        (5,107)    (11,238)       (138)
  Outstanding units, beginning of year.................       --       14,662          --          3,209      13,768          --
                                                         -------     --------     -------       --------     -------     -------
  Outstanding units, end of year.......................       --           --      14,662          3,090       3,209      13,768
                                                         =======     ========     =======       ========     =======     =======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits.............................................       --           --          --             --          --          --
  Withdrawals..........................................       --           --          --             --          --          --
  Outstanding units, beginning of year.................       --           --          --             --          --          --
                                                         -------     --------     -------       --------     -------     -------
  Outstanding units, end of year.......................       --           --          --             --          --          --
                                                         =======     ========     =======       ========     =======     =======

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                           GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                                    FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
                                                           ----------------------------------------------------------------------
                                                             MID-CAP EQUITY FUND DIVISION         SMALL-CAP EQUITY FUND DIVISION
                                                           --------------------------------      --------------------------------
                                                             2002        2001        2000          2002        2001        2000
                                                           --------    --------    --------      --------    --------    --------
VARIABLE UNIVERSAL LIFE--95
  Deposits...............................................   24,185      21,842      19,886         4,837       5,516       9,136
  Withdrawals............................................  (26,444)    (29,249)    (70,742)      (20,676)     (7,820)    (22,364)
  Outstanding units, beginning of year...................  104,525     111,932     162,788        34,756      37,060      50,288
                                                           -------     -------     -------       -------     -------     -------
  Outstanding units, end of year.........................  102,266     104,525     111,932        18,917      34,756      37,060
                                                           =======     =======     =======       =======     =======     =======
VARIABLE GENERAL SELECT PLUS
  Deposits...............................................   34,793      27,097      27,434        23,292      16,462      46,994
  Withdrawals............................................  (44,036)    (33,852)    (19,303)      (29,294)     (7,236)    (39,981)
  Outstanding units, beginning of year...................  100,890     107,645      99,514       109,557     100,331      93,318
                                                           -------     -------     -------       -------     -------     -------
  Outstanding units, end of year.........................   91,647     100,890     107,645       103,555     109,557     100,331
                                                           =======     =======     =======       =======     =======     =======
VARIABLE UNIVERSAL LIFE--100
  Deposits...............................................   33,341      28,897      30,205        27,524      23,016      48,174
  Withdrawals............................................  (23,700)    (21,914)    (41,286)      (23,204)    (15,305)    (34,576)
  Outstanding units, beginning of year...................   88,951      81,968      93,049       109,181     101,470      87,872
                                                           -------     -------     -------       -------     -------     -------
  Outstanding units, end of year.........................   98,592      88,951      81,968       113,501     109,181     101,470
                                                           =======     =======     =======       =======     =======     =======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits...............................................       --          --          --            --          --          --
  Withdrawals............................................       --          --          --            --          --          --
  Outstanding units, beginning of year...................       --          --          --            --          --          --
                                                           -------     -------     -------       -------     -------     -------
  Outstanding units, end of year.........................       --          --          --            --          --          --
                                                           =======     =======     =======       =======     =======     =======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits...............................................   88,813     107,471      60,254        52,301      48,133      38,571
  Withdrawals............................................  (82,332)    (34,217)    (22,575)      (24,709)    (25,732)    (14,319)
  Outstanding units, beginning of year...................  136,517      63,263      25,584        73,295      50,894      26,642
                                                           -------     -------     -------       -------     -------     -------
  Outstanding units, end of year.........................  142,998     136,517      63,263       100,887      73,295      50,894
                                                           =======     =======     =======       =======     =======     =======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits...............................................    8,129      11,718       4,320         8,117      11,285       4,717
  Withdrawals............................................   (5,234)     (2,980)     (1,378)       (3,146)     (3,465)     (1,761)
  Outstanding units, beginning of year...................   15,311       6,573       3,631        16,756       8,936       5,980
                                                           -------     -------     -------       -------     -------     -------
  Outstanding units, end of year.........................   18,206      15,311       6,573        21,727      16,756       8,936
                                                           =======     =======     =======       =======     =======     =======
DESTINY
  Deposits...............................................       --          --          --       130,484       2,623       4,791
  Withdrawals............................................       --          --          --       (78,613)     (5,252)        (68)
  Outstanding units, beginning of year...................       --          --          --         2,094       4,723          --
                                                           -------     -------     -------       -------     -------     -------
  Outstanding units, end of year.........................       --          --          --        53,965       2,094       4,723
                                                           =======     =======     =======       =======     =======     =======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits...............................................       --          --          --            --          --          --
  Withdrawals............................................       --          --          --            --          --          --
  Outstanding units, beginning of year...................       --          --          --            --          --          --
                                                           -------     -------     -------       -------     -------     -------
  Outstanding units, end of year.........................       --          --          --            --          --          --
                                                           =======     =======     =======       =======     =======     =======

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                         GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                                  FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
                                                       --------------------------------------------------------------------------
                                                       VIP EQUITY-INCOME PORTFOLIO FUND
                                                                   DIVISION                   VIP GROWTH PORTFOLIO FUND DIVISION
                                                       --------------------------------      ------------------------------------
                                                         2002        2001        2000           2002         2001         2000
                                                       --------    --------    --------      ----------    ---------    ---------
VARIABLE UNIVERSAL LIFE--95
  Deposits...........................................    66,059      37,247      42,664         46,882       51,499       55,269
  Withdrawals........................................   (48,327)    (52,562)    (86,784)       (83,272)     (78,711)     (79,784)
  Outstanding units, beginning of year...............   226,808     242,123     286,243        333,596      360,808      385,323
                                                       --------    --------    --------      ---------     --------     --------
  Outstanding units, end of year.....................   244,540     226,808     242,123        297,206      333,596      360,808
                                                       ========    ========    ========      =========     ========     ========
VARIABLE GENERAL SELECT PLUS
  Deposits...........................................    42,039      31,169      53,398        106,239       96,193      133,086
  Withdrawals........................................   (70,319)    (49,757)   (126,253)       (86,472)    (105,920)    (117,476)
  Outstanding units, beginning of year...............   221,445     240,033     312,888        456,809      466,536      450,926
                                                       --------    --------    --------      ---------     --------     --------
  Outstanding units, end of year.....................   193,165     221,445     240,033        476,576      456,809      466,536
                                                       ========    ========    ========      =========     ========     ========
VARIABLE UNIVERSAL LIFE--100
  Deposits...........................................    73,907      81,165      78,937        107,846      112,371      101,587
  Withdrawals........................................   (76,088)    (57,328)    (89,636)      (130,716)    (104,154)    (117,214)
  Outstanding units, beginning of year...............   328,034     304,197     314,896        515,523      507,306      522,933
                                                       --------    --------    --------      ---------     --------     --------
  Outstanding units, end of year.....................   325,853     328,034     304,197        492,653      515,523      507,306
                                                       ========    ========    ========      =========     ========     ========
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits...........................................        --          --          --             --           --           --
  Withdrawals........................................        --          --          --             --           --           --
  Outstanding units, beginning of year...............        --          --          --             --           --           --
                                                       --------    --------    --------      ---------     --------     --------
  Outstanding units, end of year.....................        --          --          --             --           --           --
                                                       ========    ========    ========      =========     ========     ========
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits...........................................   209,264     209,291     129,840        546,935      612,531      525,857
  Withdrawals........................................  (131,702)    (61,041)    (45,464)      (377,316)    (259,507)     (89,563)
  Outstanding units, beginning of year...............   339,788     191,538     107,162      1,021,729      668,705      232,411
                                                       --------    --------    --------      ---------     --------     --------
  Outstanding units, end of year.....................   417,350     339,788     191,538      1,191,348     1,021,729     668,705
                                                       ========    ========    ========      =========     ========     ========
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits...........................................    27,451      28,072      13,463         37,516       46,499       37,077
  Withdrawals........................................   (12,280)     (6,170)     (2,579)       (30,259)     (13,874)      (6,264)
  Outstanding units, beginning of year...............    48,291      26,389      15,505         87,674       55,049       24,236
                                                       --------    --------    --------      ---------     --------     --------
  Outstanding units, end of year.....................    63,462      48,291      26,389         94,931       87,674       55,049
                                                       ========    ========    ========      =========     ========     ========
DESTINY
  Deposits...........................................     6,087      36,016      38,872         12,179       71,724      249,784
  Withdrawals........................................   (10,863)    (61,241)       (700)       (60,001)    (260,765)      (5,813)
  Outstanding units, beginning of year...............    12,947      38,172          --         54,930      243,971           --
                                                       --------    --------    --------      ---------     --------     --------
  Outstanding units, end of year.....................     8,171      12,947      38,172          7,108       54,930      243,971
                                                       ========    ========    ========      =========     ========     ========
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits...........................................     2,285          --          --          3,411           --           --
  Withdrawals........................................       (62)         --          --           (114)          --           --
  Outstanding units, beginning of year...............        --          --          --             --           --           --
                                                       --------    --------    --------      ---------     --------     --------
  Outstanding units, end of year.....................     2,223          --          --          3,297           --           --
                                                       ========    ========    ========      =========     ========     ========

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                        GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                                 FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
                                                     ----------------------------------------------------------------------------
                                                                                                  VIP II ASSET MANAGER PORTFOLIO
                                                      VIP OVERSEAS PORTFOLIO FUND DIVISION                FUND DIVISION
                                                     --------------------------------------      --------------------------------
                                                        2002          2001          2000           2002        2001        2000
                                                     ----------    ----------    ----------      --------    --------    --------
VARIABLE UNIVERSAL LIFE--95
  Deposits.........................................     24,159        28,669        28,844         1,362       3,106       2,383
  Withdrawals......................................    (34,831)      (93,219)      (61,068)       (4,728)     (4,153)     (1,813)
  Outstanding units, beginning of year.............    144,120       208,670       240,894        10,275      11,322      10,752
                                                       -------       -------       -------       -------     -------     -------
  Outstanding units, end of year...................    133,448       144,120       208,670         6,909      10,275      11,322
                                                       =======       =======       =======       =======     =======     =======
VARIABLE GENERAL SELECT PLUS
  Deposits.........................................     79,371        47,916       137,425         2,437       3,341       3,850
  Withdrawals......................................    (92,623)      (32,161)      (63,984)       (8,531)     (3,808)     (2,687)
  Outstanding units, beginning of year.............    295,031       279,276       205,835        24,955      25,422      24,259
                                                       -------       -------       -------       -------     -------     -------
  Outstanding units, end of year...................    281,779       295,031       279,276        18,861      24,955      25,422
                                                       =======       =======       =======       =======     =======     =======
VARIABLE UNIVERSAL LIFE--100
  Deposits.........................................     43,693        40,642        55,254        14,218      15,543      15,288
  Withdrawals......................................    (32,585)      (38,071)      (36,661)      (25,857)    (10,846)    (15,149)
  Outstanding units, beginning of year.............    151,935       149,364       130,771        68,657      63,960      63,821
                                                       -------       -------       -------       -------     -------     -------
  Outstanding units, end of year...................    163,043       151,935       149,364        57,018      68,657      63,960
                                                       =======       =======       =======       =======     =======     =======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits.........................................         --            --            --            --          --          --
  Withdrawals......................................         --            --            --            --          --          --
  Outstanding units, beginning of year.............         --            --            --            --          --          --
                                                       -------       -------       -------       -------     -------     -------
  Outstanding units, end of year...................         --            --            --            --          --          --
                                                       =======       =======       =======       =======     =======     =======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits.........................................    109,134        92,991       115,959        63,059      66,942      35,871
  Withdrawals......................................    (52,299)      (41,372)      (21,743)      (42,583)    (22,283)    (10,794)
  Outstanding units, beginning of year.............    181,986       130,367        36,151       119,595      74,936      49,859
                                                       -------       -------       -------       -------     -------     -------
  Outstanding units, end of year...................    238,821       181,986       130,367       140,071     119,595      74,936
                                                       =======       =======       =======       =======     =======     =======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits.........................................      7,053         4,806         4,720         4,364      11,723       1,206
  Withdrawals......................................     (1,863)       (1,304)       (1,089)       (2,930)       (666)        (22)
  Outstanding units, beginning of year.............     10,088         6,586         2,955        12,370       1,313         129
                                                       -------       -------       -------       -------     -------     -------
  Outstanding units, end of year...................     15,278        10,088         6,586        13,804      12,370       1,313
                                                       =======       =======       =======       =======     =======     =======
DESTINY
  Deposits.........................................      5,675        51,487        14,230             3          --      15,883
  Withdrawals......................................    (49,987)      (19,049)         (146)           (3)    (15,695)       (188)
  Outstanding units, beginning of year.............     46,522        14,084            --            --      15,695          --
                                                       -------       -------       -------       -------     -------     -------
  Outstanding units, end of year...................      2,210        46,522        14,084            --          --      15,695
                                                       =======       =======       =======       =======     =======     =======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits.........................................      2,156            --            --           195          --          --
  Withdrawals......................................       (170)           --            --            (1)         --          --
  Outstanding units, beginning of year.............         --            --            --            --          --          --
                                                       -------       -------       -------       -------     -------     -------
  Outstanding units, end of year...................      1,986            --            --           194          --          --
                                                       =======       =======       =======       =======     =======     =======

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                            FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
                                           --------------------------------------------------------------------------------------
                                            VIP HIGH INCOME PORTFOLIO FUND DIVISION          VIP MID CAP PORTFOLIO FUND DIVISION
                                           -----------------------------------------        -------------------------------------
                                             2002             2001            2000            2002           2001           2000
                                           ---------        --------        --------        --------        -------        ------
VARIABLE UNIVERSAL LIFE--95
  Deposits...............................     3,081           8,880           3,219           90,129         10,320         5,741
  Withdrawals............................    (4,051)         (2,951)         (3,425)          (9,682)        (2,562)         (110)
  Outstanding units, beginning of year...    19,900          13,971          14,177           13,389          5,631            --
                                           --------         -------         -------         --------        -------        ------
  Outstanding units, end of year.........    18,930          19,900          13,971           93,836         13,389         5,631
                                           ========         =======         =======         ========        =======        ======
VARIABLE GENERAL SELECT PLUS
  Deposits...............................    35,995          38,900         108,376           18,540         20,636        22,139
  Withdrawals............................   (89,108)         (8,442)        (30,742)         (24,502)        (3,496)         (413)
  Outstanding units, beginning of year...   169,603         139,145          61,511           38,866         21,726            --
                                           --------         -------         -------         --------        -------        ------
  Outstanding units, end of year.........   116,490         169,603         139,145           32,904         38,866        21,726
                                           ========         =======         =======         ========        =======        ======
VARIABLE UNIVERSAL LIFE--100
  Deposits...............................    24,460          24,141          71,523           63,480         19,984         2,604
  Withdrawals............................   (26,076)        (25,208)        (26,940)         (12,286)        (1,036)          (72)
  Outstanding units, beginning of year...   232,538         233,605         189,022           21,480          2,532            --
                                           --------         -------         -------         --------        -------        ------
  Outstanding units, end of year.........   230,922         232,538         233,605           72,674         21,480         2,532
                                           ========         =======         =======         ========        =======        ======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits...............................        --              --              --               --             --            --
  Withdrawals............................        --              --              --               --             --            --
  Outstanding units, beginning of year...        --              --              --               --             --            --
                                           --------         -------         -------         --------        -------        ------
  Outstanding units, end of year.........        --              --              --               --             --            --
                                           ========         =======         =======         ========        =======        ======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits...............................   110,908         181,557         106,480          121,705        105,681        42,150
  Withdrawals............................  (157,120)        (73,758)        (16,180)         (44,522)       (33,441)         (866)
  Outstanding units, beginning of year...   239,812         132,013          41,713          113,524         41,284            --
                                           --------         -------         -------         --------        -------        ------
  Outstanding units, end of year.........   193,600         239,812         132,013          190,707        113,524        41,284
                                           ========         =======         =======         ========        =======        ======
JOINT AND SURVIVOR VARIABLE UNIVERSAL
  LIFE INSURANCE--2000
  Deposits...............................     6,768          13,036           6,522            6,924          7,647         5,081
  Withdrawals............................    (2,130)         (1,363)         (7,169)          (1,638)        (1,569)         (135)
  Outstanding units, beginning of year...    16,955           5,282           5,929           11,024          4,946            --
                                           --------         -------         -------         --------        -------        ------
  Outstanding units, end of year.........    21,593          16,955           5,282           16,310         11,024         4,946
                                           ========         =======         =======         ========        =======        ======
DESTINY
  Deposits...............................       265          14,188          29,414          171,673         69,130            --
  Withdrawals............................    (1,849)        (40,833)           (345)        (114,291)       (69,130)           --
  Outstanding units, beginning of year...     2,424          29,069              --               --             --            --
                                           --------         -------         -------         --------        -------        ------
  Outstanding units, end of year.........       840           2,424          29,069           57,382             --            --
                                           ========         =======         =======         ========        =======        ======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits...............................       547              --              --               --             --            --
  Withdrawals............................       (38)             --              --               --             --            --
  Outstanding units, beginning of year...        --              --              --               --             --            --
                                           --------         -------         -------         --------        -------        ------
  Outstanding units, end of year.........       509              --              --               --             --            --
                                           ========         =======         =======         ========        =======        ======

---------------
* For the period May 1, 2000 (inception) to December 31, 2000.

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                          GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                                   FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
                                                         ------------------------------------------------------------------------
                                                              WORLDWIDE HARD ASSETS               WORLDWIDE EMERGING MARKETS
                                                                  FUND DIVISION                          FUND DIVISION
                                                         -------------------------------      -----------------------------------
                                                          2002        2001        2000          2002         2001          2000
                                                         -------     -------     -------      --------     ---------     --------
VARIABLE UNIVERSAL LIFE--95
  Deposits.............................................   2,052       1,407       2,465         2,289         6,947       13,687
  Withdrawals..........................................  (1,382)     (2,098)     (4,251)         (491)      (14,207)      (7,982)
  Outstanding units, beginning of year.................   7,048       7,739       9,525         1,124         8,384        2,679
                                                         ------      ------      ------       -------      --------      -------
  Outstanding units, end of year.......................   7,718       7,048       7,739         2,922         1,124        8,384
                                                         ======      ======      ======       =======      ========      =======
VARIABLE GENERAL SELECT PLUS
  Deposits.............................................   3,353         493         999        21,699        60,634      124,118
  Withdrawals..........................................  (3,461)       (399)     (3,070)      (61,923)     (109,366)     (28,100)
  Outstanding units, beginning of year.................   4,990       4,896       6,967        56,789       105,521        9,503
                                                         ------      ------      ------       -------      --------      -------
  Outstanding units, end of year.......................   4,882       4,990       4,896        16,565        56,789      105,521
                                                         ======      ======      ======       =======      ========      =======
VARIABLE UNIVERSAL LIFE--100
  Deposits.............................................   7,895       3,766       4,772         3,813         8,793       14,141
  Withdrawals..........................................  (4,628)     (4,830)     (3,862)       (2,636)      (12,934)      (2,494)
  Outstanding units, beginning of year.................  16,168      17,232      16,322         9,129        13,270        1,623
                                                         ------      ------      ------       -------      --------      -------
  Outstanding units, end of year.......................  19,435      16,168      17,232        10,306         9,129       13,270
                                                         ======      ======      ======       =======      ========      =======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits.............................................      --          --          --            --            --           --
  Withdrawals..........................................      --          --          --            --            --           --
  Outstanding units, beginning of year.................      --          --          --            --            --           --
                                                         ------      ------      ------       -------      --------      -------
  Outstanding units, end of year.......................      --          --          --            --            --           --
                                                         ======      ======      ======       =======      ========      =======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits.............................................   6,788       6,024       2,255        17,975        11,647       11,355
  Withdrawals..........................................  (4,221)     (1,811)       (458)       (8,908)       (8,368)      (2,800)
  Outstanding units, beginning of year.................   6,847       2,634         837        13,523        10,244        1,689
                                                         ------      ------      ------       -------      --------      -------
  Outstanding units, end of year.......................   9,414       6,847       2,634        22,590        13,523       10,244
                                                         ======      ======      ======       =======      ========      =======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits.............................................     124         342         230           641           614        1,158
  Withdrawals..........................................     (63)        (30)        (23)         (153)       (1,208)        (179)
  Outstanding units, beginning of year.................     519         207          --           702         1,296          317
                                                         ------      ------      ------       -------      --------      -------
  Outstanding units, end of year.......................     580         519         207         1,190           702        1,296
                                                         ======      ======      ======       =======      ========      =======
DESTINY
  Deposits.............................................      --          --          --            11         6,990       10,214
  Withdrawals..........................................      --          --          --        (1,428)      (14,925)        (132)
  Outstanding units, beginning of year.................      --          --          --         2,147        10,082           --
                                                         ------      ------      ------       -------      --------      -------
  Outstanding units, end of year.......................      --          --          --           730         2,147       10,082
                                                         ======      ======      ======       =======      ========      =======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits.............................................      --          --          --            --            --           --
  Withdrawals..........................................      --          --          --            --            --           --
  Outstanding units, beginning of year.................      --          --          --            --            --           --
                                                         ------      ------      ------       -------      --------      -------
  Outstanding units, end of year.......................      --          --          --            --            --           --
                                                         ======      ======      ======       =======      ========      =======

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                         GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                                  FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
                                                        -------------------------------------------------------------------------
                                                         MULTI-STYLE EQUITY FUND DIVISION            CORE BOND FUND DIVISION
                                                        ----------------------------------      ---------------------------------
                                                          2002         2001        2000           2002        2001        2000
                                                        ---------    --------    ---------      --------    --------    ---------
VARIABLE UNIVERSAL LIFE--95
  Deposits............................................     1,923       4,360       12,517           864         882        7,715
  Withdrawals.........................................   (14,852)     (7,865)     (14,696)         (543)     (2,528)      (4,129)
  Outstanding units, beginning of year................    32,528      36,033       38,212         8,262       9,908        6,322
                                                        --------     -------     --------       -------     -------     --------
  Outstanding units, end of year......................    19,599      32,528       36,033         8,583       8,262        9,908
                                                        ========     =======     ========       =======     =======     ========
VARIABLE GENERAL SELECT PLUS
  Deposits............................................    62,491      55,313      110,156        16,139      22,596      177,929
  Withdrawals.........................................  (118,290)    (54,464)    (296,295)      (65,256)    (33,628)    (633,634)
  Outstanding units, beginning of year................   382,597     381,748      567,887       180,308     191,340      647,045
                                                        --------     -------     --------       -------     -------     --------
  Outstanding units, end of year......................   326,798     382,597      381,748       131,191     180,308      191,340
                                                        ========     =======     ========       =======     =======     ========
VARIABLE UNIVERSAL LIFE--100
  Deposits............................................    11,457      12,086       16,931         3,000       4,660        3,373
  Withdrawals.........................................   (19,218)    (10,696)      (7,993)       (1,462)     (1,953)      (2,173)
  Outstanding units, beginning of year................    51,649      50,259       41,321        11,808       9,101        7,901
                                                        --------     -------     --------       -------     -------     --------
  Outstanding units, end of year......................    43,888      51,649       50,259        13,346      11,808        9,101
                                                        ========     =======     ========       =======     =======     ========
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits............................................     3,052       3,315        3,561         1,978       2,447        2,312
  Withdrawals.........................................    (1,410)    (87,090)    (124,397)       (1,288)     (2,158)    (151,676)
  Outstanding units, beginning of year................    19,776     103,551      224,387         9,377       9,088      158,452
                                                        --------     -------     --------       -------     -------     --------
  Outstanding units, end of year......................    21,418      19,776      103,551        10,067       9,377        9,088
                                                        ========     =======     ========       =======     =======     ========
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits............................................    36,712      37,479       54,565         3,399       5,375        9,046
  Withdrawals.........................................   (33,628)    (24,022)     (21,677)      (15,001)     (6,537)     (10,117)
  Outstanding units, beginning of year................   101,857      88,400       55,512        24,947      26,109       27,180
                                                        --------     -------     --------       -------     -------     --------
  Outstanding units, end of year......................   104,941     101,857       88,400        13,345      24,947       26,109
                                                        ========     =======     ========       =======     =======     ========
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits............................................     8,178       7,382        9,113         2,041       3,751        2,577
  Withdrawals.........................................    (1,534)     (4,021)      (1,625)         (730)     (2,842)        (365)
  Outstanding units, beginning of year................    18,008      14,647        7,159         9,351       8,442        6,230
                                                        --------     -------     --------       -------     -------     --------
  Outstanding units, end of year......................    24,652      18,008       14,647        10,662       9,351        8,442
                                                        ========     =======     ========       =======     =======     ========
DESTINY
  Deposits............................................        --          --           --            --          --           --
  Withdrawals.........................................        --          --           --            --          --           --
  Outstanding units, beginning of year................        --          --           --            --          --           --
                                                        --------     -------     --------       -------     -------     --------
  Outstanding units, end of year......................        --          --           --            --          --           --
                                                        ========     =======     ========       =======     =======     ========
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits............................................        --          --           --            --          --           --
  Withdrawals.........................................        --          --           --            --          --           --
  Outstanding units, beginning of year................        --          --           --            --          --           --
                                                        --------     -------     --------       -------     -------     --------
  Outstanding units, end of year......................        --          --           --            --          --           --
                                                        ========     =======     ========       =======     =======     ========

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                           GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                                    FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
                                                           ----------------------------------------------------------------------
                                                           AGGRESSIVE EQUITY FUND DIVISION             NON-US FUND DIVISION
                                                           --------------------------------      --------------------------------
                                                             2002        2001        2000          2002        2001        2000
                                                           --------    --------    --------      --------    --------    --------
VARIABLE UNIVERSAL LIFE--95
  Deposits...............................................    2,070       3,111       8,148           842       1,855       1,589
  Withdrawals............................................   (2,538)    (11,068)    (11,180)         (550)     (3,936)     (9,310)
  Outstanding units, beginning of year...................    8,021      15,978      19,010         5,389       7,470      15,191
                                                           -------     -------     -------       -------     -------     -------
  Outstanding units, end of year.........................    7,553       8,021      15,978         5,681       5,389       7,470
                                                           =======     =======     =======       =======     =======     =======
VARIABLE GENERAL SELECT PLUS
  Deposits...............................................   17,540      19,783      35,572        28,260      23,149      41,902
  Withdrawals............................................  (49,023)    (20,220)    (74,328)      (79,445)    (28,563)    (47,227)
  Outstanding units, beginning of year...................  137,786     138,223     176,979       184,885     190,299     195,624
                                                           -------     -------     -------       -------     -------     -------
  Outstanding units, end of year.........................  106,303     137,786     138,223       133,700     184,885     190,299
                                                           =======     =======     =======       =======     =======     =======
VARIABLE UNIVERSAL LIFE--100
  Deposits...............................................    4,849       6,366      10,826         3,939       3,608       4,500
  Withdrawals............................................   (3,106)     (3,650)     (4,680)       (2,742)     (3,006)     (2,011)
  Outstanding units, beginning of year...................   24,116      21,400      15,254        12,894      12,292       9,803
                                                           -------     -------     -------       -------     -------     -------
  Outstanding units, end of year.........................   25,859      24,116      21,400        14,091      12,894      12,292
                                                           =======     =======     =======       =======     =======     =======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits...............................................    2,433       2,679       3,445         3,236       3,256       1,931
  Withdrawals............................................     (687)    (58,752)    (44,016)       (1,268)     (1,158)    (88,465)
  Outstanding units, beginning of year...................   14,892      70,965     111,536        12,984      10,886      97,420
                                                           -------     -------     -------       -------     -------     -------
  Outstanding units, end of year.........................   16,638      14,892      70,965        14,952      12,984      10,886
                                                           =======     =======     =======       =======     =======     =======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits...............................................    9,267      17,612      41,603         7,532       8,311      11,476
  Withdrawals............................................  (15,794)    (33,810)    (11,027)       (5,082)     (5,379)     (6,505)
  Outstanding units, beginning of year...................   49,305      65,503      34,927        20,708      17,776      12,805
                                                           -------     -------     -------       -------     -------     -------
  Outstanding units, end of year.........................   42,778      49,305      65,503        23,158      20,708      17,776
                                                           =======     =======     =======       =======     =======     =======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits...............................................    1,585       2,094       2,756         3,014       2,487       3,429
  Withdrawals............................................     (687)     (1,259)       (676)         (424)     (1,634)       (331)
  Outstanding units, beginning of year...................    5,623       4,788       2,708         6,384       5,531       2,433
                                                           -------     -------     -------       -------     -------     -------
  Outstanding units, end of year.........................    6,521       5,623       4,788         8,974       6,384       5,531
                                                           =======     =======     =======       =======     =======     =======
DESTINY
  Deposits...............................................       --          --          --            --          --          --
  Withdrawals............................................       --          --          --            --          --          --
  Outstanding units, beginning of year...................       --          --          --            --          --          --
                                                           -------     -------     -------       -------     -------     -------
  Outstanding units, end of year.........................       --          --          --            --          --          --
                                                           =======     =======     =======       =======     =======     =======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits...............................................       --          --          --            --          --          --
  Withdrawals............................................       --          --          --            --          --          --
  Outstanding units, beginning of year...................       --          --          --            --          --          --
                                                           -------     -------     -------       -------     -------     -------
  Outstanding units, end of year.........................       --          --          --            --          --          --
                                                           =======     =======     =======       =======     =======     =======

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                         GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                                  FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
                                                        -------------------------------------------------------------------------
                                                         VP INCOME & GROWTH FUND DIVISION        VP INTERNATIONAL FUND DIVISION
                                                        ----------------------------------      ---------------------------------
                                                          2002         2001         2000          2002         2001        2000
                                                        ---------    ---------    --------      ---------    --------    --------
VARIABLE UNIVERSAL LIFE--95
  Deposits............................................     2,875        8,452      70,803          3,334       7,870      24,727
  Withdrawals.........................................   (66,256)      (7,895)     (2,574)        (6,758)     (9,239)     (2,253)
  Outstanding units, beginning of year................    71,586       71,029       2,800         22,103      23,472         998
                                                        --------     --------     -------       --------     -------     -------
  Outstanding units, end of year......................     8,205       71,586      71,029         18,679      22,103      23,472
                                                        ========     ========     =======       ========     =======     =======
VARIABLE GENERAL SELECT PLUS
  Deposits............................................    14,607        8,937      12,980         55,939      17,407      69,935
  Withdrawals.........................................   (13,804)      (6,393)     (1,578)       (74,470)    (21,558)    (23,220)
  Outstanding units, beginning of year................    15,763       13,219       1,817         47,095      51,246       4,531
                                                        --------     --------     -------       --------     -------     -------
  Outstanding units, end of year......................    16,566       15,763      13,219         28,564      47,095      51,246
                                                        ========     ========     =======       ========     =======     =======
VARIABLE UNIVERSAL LIFE--100
  Deposits............................................    14,899       19,611      50,223         11,985      14,282      34,342
  Withdrawals.........................................   (38,414)      (7,667)     (6,050)       (10,611)    (18,744)     (3,563)
  Outstanding units, beginning of year................    58,549       46,605       2,432         33,418      37,880       7,101
                                                        --------     --------     -------       --------     -------     -------
  Outstanding units, end of year......................    35,034       58,549      46,605         34,792      33,418      37,880
                                                        ========     ========     =======       ========     =======     =======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits............................................        --           --          --             --          --          --
  Withdrawals.........................................        --           --          --             --          --          --
  Outstanding units, beginning of year................        --           --          --             --          --          --
                                                        --------     --------     -------       --------     -------     -------
  Outstanding units, end of year......................        --           --          --             --          --          --
                                                        ========     ========     =======       ========     =======     =======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits............................................    84,719       86,799     113,669        133,517     179,896     165,627
  Withdrawals.........................................   (61,880)     (48,244)    (19,211)      (113,918)    (78,506)    (18,355)
  Outstanding units, beginning of year................   176,933      138,378      43,920        271,211     169,821      22,549
                                                        --------     --------     -------       --------     -------     -------
  Outstanding units, end of year......................   199,772      176,933     138,378        290,810     271,211     169,821
                                                        ========     ========     =======       ========     =======     =======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits............................................     8,505        8,428       4,089          9,508       8,640       4,046
  Withdrawals.........................................    (4,095)      (3,102)     (1,349)        (4,783)     (3,977)       (655)
  Outstanding units, beginning of year................    10,958        5,632       2,892          9,128       4,465       1,074
                                                        --------     --------     -------       --------     -------     -------
  Outstanding units, end of year......................    15,368       10,958       5,632         13,853       9,128       4,465
                                                        ========     ========     =======       ========     =======     =======
DESTINY
  Deposits............................................     5,012       43,680      62,201            658      30,735      55,187
  Withdrawals.........................................    (5,096)    (103,446)       (705)        (3,105)    (82,447)       (604)
  Outstanding units, beginning of year................     1,730       61,496          --          2,871      54,583          --
                                                        --------     --------     -------       --------     -------     -------
  Outstanding units, end of year......................     1,646        1,730      61,496            424       2,871      54,583
                                                        ========     ========     =======       ========     =======     =======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits............................................        --           --          --             --          --          --
  Withdrawals.........................................        --           --          --             --          --          --
  Outstanding units, beginning of year................        --           --          --             --          --          --
                                                        --------     --------     -------       --------     -------     -------
  Outstanding units, end of year......................        --           --          --             --          --          --
                                                        ========     ========     =======       ========     =======     =======

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                        GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                                 FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
                                                      ---------------------------------------------------------------------------
                                                            VP VALUE FUND DIVISION                BOND PORTFOLIO FUND DIVISION
                                                      -----------------------------------      ----------------------------------
                                                        2002          2001         2000          2002         2001         2000
                                                      ---------    ----------    --------      ---------    ---------    --------
VARIABLE UNIVERSAL LIFE--95
  Deposits..........................................   100,818         9,779       5,319         10,410        1,169          53
  Withdrawals.......................................    (8,533)       (1,910)        (63)          (790)        (107)        (41)
  Outstanding units, beginning of year..............    13,125         5,256          --          1,427          365         353
                                                       -------      --------      ------        -------      -------      ------
  Outstanding units, end of year....................   105,410        13,125       5,256         11,047        1,427         365
                                                       =======      ========      ======        =======      =======      ======
VARIABLE GENERAL SELECT PLUS
  Deposits..........................................    22,101         9,304       5,829         20,186       15,454       9,390
  Withdrawals.......................................    (2,016)       (2,596)     (1,023)        (5,704)      (8,287)     (2,467)
  Outstanding units, beginning of year..............    12,309         5,601         795         15,016        7,849         926
                                                       -------      --------      ------        -------      -------      ------
  Outstanding units, end of year....................    32,394        12,309       5,601         29,498       15,016       7,849
                                                       =======      ========      ======        =======      =======      ======
VARIABLE UNIVERSAL LIFE--100
  Deposits..........................................    66,436         8,095      18,220          1,984        2,470         166
  Withdrawals.......................................    (8,972)       (5,124)     (5,921)          (558)        (797)        (44)
  Outstanding units, beginning of year..............    15,270        12,299          --          2,126          453         331
                                                       -------      --------      ------        -------      -------      ------
  Outstanding units, end of year....................    72,734        15,270      12,299          3,552        2,126         453
                                                       =======      ========      ======        =======      =======      ======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits..........................................        --            --          --             --           --          --
  Withdrawals.......................................        --            --          --             --           --          --
  Outstanding units, beginning of year..............        --            --          --             --           --          --
                                                       =======      ========      ======        =======      =======      ======
  Outstanding units, end of year....................        --            --          --             --           --          --
                                                       =======      ========      ======        =======      =======      ======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits..........................................   102,424        56,429      23,784         79,443       30,306      52,183
  Withdrawals.......................................   (30,523)      (13,555)     (5,111)       (32,745)     (18,139)     (4,438)
  Outstanding units, beginning of year..............    69,677        26,803       8,130         72,046       59,879      12,134
                                                       -------      --------      ------        -------      -------      ------
  Outstanding units, end of year....................   141,578        69,677      26,803        118,744       72,046      59,879
                                                       =======      ========      ======        =======      =======      ======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits..........................................    17,978        11,748         759          9,563        3,127       1,917
  Withdrawals.......................................    (4,588)         (795)       (178)        (2,233)        (692)     (1,184)
  Outstanding units, beginning of year..............    11,774           821         240          3,589        1,154         421
                                                       -------      --------      ------        -------      -------      ------
  Outstanding units, end of year....................    25,164        11,774         821         10,919        3,589       1,154
                                                       =======      ========      ======        =======      =======      ======
DESTINY
  Deposits..........................................    21,549        68,356      80,878              2       10,528      31,780
  Withdrawals.......................................   (32,473)     (134,638)       (946)            (3)     (42,041)       (266)
  Outstanding units, beginning of year..............    13,650        79,932          --              1       31,514          --
                                                       -------      --------      ------        -------      -------      ------
  Outstanding units, end of year....................     2,726        13,650      79,932             (0)           1      31,514
                                                       =======      ========      ======        =======      =======      ======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits..........................................        --            --          --             --           --          --
  Withdrawals.......................................        --            --          --             --           --          --
  Outstanding units, beginning of year..............        --            --          --             --           --          --
                                                       -------      --------      ------        -------      -------      ------
  Outstanding units, end of year....................        --            --          --             --           --          --
                                                       =======      ========      ======        =======      =======      ======

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                        GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                     FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW
                                                     ----------------------------------------------------------------------------
                                                          SMALL COMPANY PORTFOLIO                    SEI VP LARGE CAP VALUE
                                                               FUND DIVISION                             FUND DIVISION
                                                     ----------------------------------        ----------------------------------
                                                       2002         2001        2000              2002        2001        2000*
                                                     ---------   ----------   ---------        ----------   ---------   ---------
VARIABLE UNIVERSAL LIFE--95
  Deposits.........................................     4,939        3,359      22,672            16,630       6,945      45,671
  Withdrawals......................................    (2,255)     (13,086)     (8,157)          (41,925)     (5,393)     (1,419)
  Outstanding units, beginning of year.............     7,368       17,095       2,580            45,804      44,252          --
                                                      -------     --------     -------          --------     -------     -------
  Outstanding units, end of year...................    10,052        7,368      17,095            20,509      45,804      44,252
                                                      =======     ========     =======          ========     =======     =======
VARIABLE GENERAL SELECT PLUS
  Deposits.........................................    13,651       18,223      98,349            38,890      32,479     111,916
  Withdrawals......................................    (7,357)     (67,966)    (22,565)          (14,565)    (24,399)       (416)
  Outstanding units, beginning of year.............    36,132       85,875      10,091           119,580     111,500          --
                                                      -------     --------     -------          --------     -------     -------
  Outstanding units, end of year...................    42,426       36,132      85,875           143,905     119,580     111,500
                                                      =======     ========     =======          ========     =======     =======
VARIABLE UNIVERSAL LIFE--100
  Deposits.........................................     9,546       12,392      26,215            27,227      19,405      30,742
  Withdrawals......................................    (3,851)     (14,464)     (4,212)          (16,778)     (6,795)     (1,865)
  Outstanding units, beginning of year.............    23,513       25,585       3,582            41,487      28,877          --
                                                      -------     --------     -------          --------     -------     -------
  Outstanding units, end of year...................    29,208       23,513      25,585            51,936      41,487      28,877
                                                      =======     ========     =======          ========     =======     =======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits.........................................        --           --          --                --          --          --
  Withdrawals......................................        --           --          --                --          --          --
  Outstanding units, beginning of year.............        --           --          --                --          --          --
                                                      -------     --------     -------          --------     -------     -------
  Outstanding units, end of year...................        --           --          --                --          --          --
                                                      =======     ========     =======          ========     =======     =======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits.........................................    67,849      115,427     113,296           256,414     223,180      80,543
  Withdrawals......................................   (56,074)     (68,408)    (16,429)          (82,451)    (35,132)     (5,890)
  Outstanding units, beginning of year.............   162,937      115,918      19,051           262,701      74,653          --
                                                      -------     --------     -------          --------     -------     -------
  Outstanding units, end of year...................   174,712      162,937     115,918           436,664     262,701      74,653
                                                      =======     ========     =======          ========     =======     =======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits.........................................     7,401        7,372       6,064            18,690      26,746       6,177
  Withdrawals......................................    (4,733)      (5,390)     (1,685)           (7,175)     (4,145)       (475)
  Outstanding units, beginning of year.............     9,070        7,088       2,709            28,303       5,702          --
                                                      -------     --------     -------          --------     -------     -------
  Outstanding units, end of year...................    11,738        9,070       7,088            39,818      28,303       5,702
                                                      =======     ========     =======          ========     =======     =======
DESTINY
  Deposits.........................................     7,646       27,089      82,889            54,491     188,000          --
  Withdrawals......................................    (9,824)    (106,395)       (929)         (162,189)    (78,335)         --
  Outstanding units, beginning of year.............     2,654       81,960          --           109,665          --          --
                                                      -------     --------     -------          --------     -------     -------
  Outstanding units, end of year...................       476        2,654      81,960             1,967     109,665          --
                                                      =======     ========     =======          ========     =======     =======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits.........................................        --           --          --             2,755          --          --
  Withdrawals......................................        --           --          --              (121)         --          --
  Outstanding units, beginning of year.............        --           --          --                --          --          --
                                                      -------     --------     -------          --------     -------     -------
  Outstanding units, end of year...................        --           --          --             2,634          --          --
                                                      =======     ========     =======          ========     =======     =======

---------------
* For the period April 10, 2000 (inception) to December 31, 2000.

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                       GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                     FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW
                                                    -----------------------------------------------------------------------------
                                                          SEI VP LARGE CAP GROWTH                    SEI VP SMALL CAP VALUE
                                                               FUND DIVISION                             FUND DIVISION
                                                    -----------------------------------        ----------------------------------
                                                       2002         2001        2000*            2002         2001        2000*
                                                    ----------    ---------    --------        ---------    ---------    --------
VARIABLE UNIVERSAL LIFE--95
  Deposits........................................     32,363       20,100      99,334            9,760       10,246       2,793
  Withdrawals.....................................    (88,249)     (26,922)     (1,742)          (9,903)      (1,449)       (310)
  Outstanding units, beginning of year............     90,770       97,592          --           11,280        2,483          --
                                                     --------      -------      ------          -------      -------      ------
  Outstanding units, end of year..................     34,884       90,770      97,592           11,137       11,280       2,483
                                                     ========      =======      ======          =======      =======      ======
VARIABLE GENERAL SELECT PLUS
  Deposits........................................     27,768       22,799      16,290            9,856        6,042      13,566
  Withdrawals.....................................    (19,836)     (10,213)       (441)         (13,662)      (1,718)       (336)
  Outstanding units, beginning of year............     28,435       15,849          --           17,554       13,230          --
                                                     --------      -------      ------          -------      -------      ------
  Outstanding units, end of year..................     36,367       28,435      15,849           13,748       17,554      13,230
                                                     ========      =======      ======          =======      =======      ======
VARIABLE UNIVERSAL LIFE--100
  Deposits........................................     18,488       35,324      65,941           19,620       10,589       2,360
  Withdrawals.....................................    (42,257)     (27,303)     (2,545)          (5,928)      (1,757)        (39)
  Outstanding units, beginning of year............     71,417       63,396          --           11,153        2,321          --
                                                     --------      -------      ------          -------      -------      ------
  Outstanding units, end of year..................     47,648       71,417      63,396           24,845       11,153       2,321
                                                     ========      =======      ======          =======      =======      ======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits........................................         --           --          --               --           --          --
  Withdrawals.....................................         --           --          --               --           --          --
  Outstanding units, beginning of year............         --           --          --               --           --          --
                                                     --------      -------      ------          -------      -------      ------
  Outstanding units, end of year..................         --           --          --               --           --          --
                                                     ========      =======      ======          =======      =======      ======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits........................................    562,250      384,774      66,982          102,082       75,953      15,120
  Withdrawals.....................................   (153,144)     (59,249)     (6,445)         (28,905)      (9,451)     (1,246)
  Outstanding units, beginning of year............    386,062       60,537          --           80,376       13,874          --
                                                     --------      -------      ------          -------      -------      ------
  Outstanding units, end of year..................    795,168      386,062      60,537          153,553       80,376      13,874
                                                     ========      =======      ======          =======      =======      ======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits........................................     54,897       50,514      10,134           13,560        9,551       1,171
  Withdrawals.....................................    (12,710)      (7,442)       (690)          (2,775)      (1,877)        (74)
  Outstanding units, beginning of year............     52,516        9,444          --            8,771        1,097          --
                                                     --------      -------      ------          -------      -------      ------
  Outstanding units, end of year..................     94,703       52,516       9,444           19,556        8,771       1,097
                                                     ========      =======      ======          =======      =======      ======
DESTINY
  Deposits........................................         52        2,344          --           38,825      117,337          --
  Withdrawals.....................................        (58)         (33)         --          (89,976)     (56,594)         --
  Outstanding units, beginning of year............      2,311           --          --           60,743           --          --
                                                     --------      -------      ------          -------      -------      ------
  Outstanding units, end of year..................      2,305        2,311          --            9,592       60,743          --
                                                     ========      =======      ======          =======      =======      ======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits........................................      3,277           --          --            3,488           --          --
  Withdrawals.....................................       (150)          --          --             (254)          --          --
  Outstanding units, beginning of year............         --           --          --               --           --          --
                                                     --------      -------      ------          -------      -------      ------
  Outstanding units, end of year..................      3,127           --          --            3,234           --          --
                                                     ========      =======      ======          =======      =======      ======

---------------
* For the period April 10, 2000 (inception) to December 31, 2000.

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                       GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                    FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW
                                                   ------------------------------------------------------------------------------
                                                         SEI VP SMALL CAP GROWTH                  SEI VP INTERNATIONAL EQUITY
                                                              FUND DIVISION                              FUND DIVISION
                                                   -----------------------------------        -----------------------------------
                                                      2002         2001        2000*             2002         2001        2000*
                                                   ----------    ---------    --------        ----------    ---------    --------
VARIABLE UNIVERSAL LIFE--95
  Deposits.......................................      4,055        3,259      12,600            21,563       22,356      98,222
  Withdrawals....................................     (2,160)     (12,299)       (199)         (100,358)     (12,228)     (1,825)
  Outstanding units, beginning of year...........      3,361       12,401          --           106,525       96,397          --
                                                    --------      -------      ------          --------      -------      ------
  Outstanding units, end of year.................      5,256        3,361      12,401            27,730      106,525      96,397
                                                    ========      =======      ======          ========      =======      ======
VARIABLE GENERAL SELECT PLUS
  Deposits.......................................      3,594        4,694      20,501            82,434       11,315      11,380
  Withdrawals....................................    (13,105)      (6,511)       (410)          (88,403)      (3,699)        (72)
  Outstanding units, beginning of year...........     18,274       20,091          --            18,924       11,308          --
                                                    --------      -------      ------          --------      -------      ------
  Outstanding units, end of year.................      8,763       18,274      20,091            12,955       18,924      11,308
                                                    ========      =======      ======          ========      =======      ======
VARIABLE UNIVERSAL LIFE--100
  Deposits.......................................      5,715       17,544      15,003            15,644       36,050      71,515
  Withdrawals....................................     (5,427)     (12,963)       (250)          (59,036)      (7,278)     (3,704)
  Outstanding units, beginning of year...........     19,334       14,753          --            96,583       67,811          --
                                                    --------      -------      ------          --------      -------      ------
  Outstanding units, end of year.................     19,622       19,334      14,753            53,191       96,583      67,811
                                                    ========      =======      ======          ========      =======      ======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits.......................................         --           --          --                --           --          --
  Withdrawals....................................         --           --          --                --           --          --
  Outstanding units, beginning of year...........         --           --          --                --           --          --
                                                    --------      -------      ------          --------      -------      ------
  Outstanding units, end of year.................         --           --          --                --           --          --
                                                    ========      =======      ======          ========      =======      ======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits.......................................    127,475       74,087      22,443           191,923      167,659      42,066
  Withdrawals....................................    (36,082)     (14,983)     (1,410)          (75,499)     (21,739)     (2,018)
  Outstanding units, beginning of year...........     80,137       21,033          --           185,968       40,048          --
                                                    --------      -------      ------          --------      -------      ------
  Outstanding units, end of year.................    171,530       80,137      21,033           302,392      185,968      40,048
                                                    ========      =======      ======          ========      =======      ======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits.......................................     11,039       10,666       3,312            18,452       27,223       4,436
  Withdrawals....................................     (3,578)      (1,897)       (100)           (5,212)      (2,474)       (283)
  Outstanding units, beginning of year...........     11,981        3,212          --            28,902        4,153          --
                                                    --------      -------      ------          --------      -------      ------
  Outstanding units, end of year.................     19,442       11,981       3,212            42,142       28,902       4,153
                                                    ========      =======      ======          ========      =======      ======
DESTINY
  Deposits.......................................     11,731      119,818          --             7,046       45,507          --
  Withdrawals....................................   (107,881)     (23,668)         --            (7,047)     (45,506)         --
  Outstanding units, beginning of year...........     96,150           --          --                 1           --          --
                                                    --------      -------      ------          --------      -------      ------
  Outstanding units, end of year.................          0       96,150          --                (0)           1          --
                                                    ========      =======      ======          ========      =======      ======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits.......................................      1,828           --          --             2,714           --          --
  Withdrawals....................................       (168)          --          --              (107)          --          --
  Outstanding units, beginning of year...........         --           --          --                --           --          --
                                                    --------      -------      ------          --------      -------      ------
  Outstanding units, end of year.................      1,660           --          --             2,607           --          --
                                                    ========      =======      ======          ========      =======      ======

---------------
* For the period April 10, 2000 (inception) to December 31, 2000.

NOTE 6--ACCUMULATION UNIT ACTIVITY

  The following is a summary of the accumulation unit activity:

                                                        GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                     FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW
                                                     ----------------------------------------------------------------------------
                                                         SEI VP EMERGING MARKETS                       SEI VP CORE FIXED
                                                           EQUITY FUND DIVISION                       INCOME FUND DIVISION
                                                     --------------------------------          ----------------------------------
                                                      2002         2001        2000*             2002         2001         2000*
                                                     -------      -------      ------          --------      -------      -------
VARIABLE UNIVERSAL LIFE--95
  Deposits.........................................   10,755        9,564      38,440            13,834       12,563       75,249
  Withdrawals......................................  (43,147)      (5,534)       (807)          (73,650)      (6,221)      (2,645)
  Outstanding units, beginning of year.............   41,663       37,633          --            78,946       72,604           --
                                                     -------      -------      ------          --------      -------      -------
  Outstanding units, end of year...................    9,271       41,663      37,633            19,130       78,946       72,604
                                                     =======      =======      ======          ========      =======      =======
VARIABLE GENERAL SELECT PLUS
  Deposits.........................................   32,065       12,741       2,902            17,856       91,270      371,083
  Withdrawals......................................  (32,426)      (1,908)        (49)         (303,510)     (57,123)      (1,353)
  Outstanding units, beginning of year.............   13,686        2,853          --           403,877      369,730           --
                                                     -------      -------      ------          --------      -------      -------
  Outstanding units, end of year...................   13,325       13,686       2,853           118,223      403,877      369,730
                                                     =======      =======      ======          ========      =======      =======
VARIABLE UNIVERSAL LIFE--100
  Deposits.........................................   16,192       10,103      22,143             3,851       12,700       35,188
  Withdrawals......................................  (21,332)      (1,884)     (1,245)          (31,128)      (4,937)      (1,899)
  Outstanding units, beginning of year.............   29,117       20,898          --            41,052       33,289           --
                                                     -------      -------      ------          --------      -------      -------
  Outstanding units, end of year...................   23,977       29,117      20,898            13,775       41,052       33,289
                                                     =======      =======      ======          ========      =======      =======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits.........................................       --           --          --                --           --           --
  Withdrawals......................................       --           --          --                --           --           --
  Outstanding units, beginning of year.............       --           --          --                --           --           --
                                                     -------      -------      ------          --------      -------      -------
  Outstanding units, end of year...................       --           --          --                --           --           --
                                                     =======      =======      ======          ========      =======      =======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits.........................................   79,081       90,376      30,791           147,518      118,638       23,652
  Withdrawals......................................  (35,034)     (13,792)     (1,904)          (70,413)     (23,703)      (1,113)
  Outstanding units, beginning of year.............  105,471       28,887          --           117,474       22,539           --
                                                     -------      -------      ------          --------      -------      -------
  Outstanding units, end of year...................  149,518      105,471      28,887           194,579      117,474       22,539
                                                     =======      =======      ======          ========      =======      =======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits.........................................    6,922       16,694       4,494             7,196        7,587        2,271
  Withdrawals......................................   (3,580)      (2,501)       (180)           (2,913)      (1,545)        (130)
  Outstanding units, beginning of year.............   18,507        4,314          --             8,183        2,141           --
                                                     -------      -------      ------          --------      -------      -------
  Outstanding units, end of year...................   21,849       18,507       4,314            12,466        8,183        2,141
                                                     =======      =======      ======          ========      =======      =======
DESTINY
  Deposits.........................................      686        6,744          --           125,662      198,636           --
  Withdrawals......................................     (675)      (6,742)         --          (301,100)     (23,198)          --
  Outstanding units, beginning of year.............        2           --          --           175,438           --           --
                                                     -------      -------      ------          --------      -------      -------
  Outstanding units, end of year...................       13            2          --                --      175,438           --
                                                     =======      =======      ======          ========      =======      =======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits.........................................      693           --          --             1,208           --           --
  Withdrawals......................................      (21)          --          --               (37)          --           --
  Outstanding units, beginning of year.............       --           --          --                --           --           --
                                                     -------      -------      ------          --------      -------      -------
  Outstanding units, end of year...................      672           --          --             1,171           --           --
                                                     =======      =======      ======          ========      =======      =======

---------------

*  For the period April 10, 2000 (inception) to December 31, 2000.

NOTE 6--ACCUMULATION UNIT ACTIVITY

  The following is a summary of the accumulation unit activity:

                                                      GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                    FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW
                                                  -------------------------------------------------------------------------------
                                                           SEI VP HIGH YIELD                       SEI VP INTERNATIONAL FIXED
                                                          BOND FUND DIVISION                          INCOME FUND DIVISION
                                                  -----------------------------------          ----------------------------------
                                                    2002          2001         2000*             2002         2001         2000*
                                                  --------      --------      -------          --------      -------      -------
VARIABLE UNIVERSAL LIFE--95
  Deposits......................................    3,668        13,343        9,820             4,184          255        1,180
  Withdrawals...................................   (9,861)       (4,590)        (126)           (3,795)        (521)         (64)
  Outstanding units, beginning of year..........   18,447         9,694           --               850        1,116           --
                                                  -------       -------       ------           -------       ------       ------
  Outstanding units, end of year................   12,254        18,447        9,694             1,239          850        1,116
                                                  =======       =======       ======           =======       ======       ======
VARIABLE GENERAL SELECT PLUS
  Deposits......................................    5,466         3,601        5,289             9,247       14,820       57,092
  Withdrawals...................................   (6,489)       (1,049)         (28)          (19,208)      (5,989)        (206)
  Outstanding units, beginning of year..........    7,813         5,261           --            65,717       56,886           --
                                                  -------       -------       ------           -------       ------       ------
  Outstanding units, end of year................    6,790         7,813        5,261            55,756       65,717       56,886
                                                  =======       =======       ======           =======       ======       ======
VARIABLE UNIVERSAL LIFE--100
  Deposits......................................    3,000        14,481       11,108             1,061        2,078           56
  Withdrawals...................................  (11,816)       (2,403)         (99)             (409)        (171)          (1)
  Outstanding units, beginning of year..........   23,087        11,009           --             1,962           55           --
                                                  -------       -------       ------           -------       ------       ------
  Outstanding units, end of year................   14,271        23,087       11,009             2,614        1,962           55
                                                  =======       =======       ======           =======       ======       ======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits......................................       --            --           --                --           --           --
  Withdrawals...................................       --            --           --                --           --           --
  Outstanding units, beginning of year..........       --            --           --                --           --           --
                                                  -------       -------       ------           -------       ------       ------
  Outstanding units, end of year................       --            --           --                --           --           --
                                                  =======       =======       ======           =======       ======       ======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits......................................   38,759        43,958       13,174            38,222       22,094        4,448
  Withdrawals...................................  (16,649)      (15,132)        (489)          (17,447)      (4,034)        (395)
  Outstanding units, beginning of year..........   41,511        12,685           --            22,113        4,053           --
                                                  -------       -------       ------           -------       ------       ------
  Outstanding units, end of year................   63,621        41,511       12,685            42,888       22,113        4,053
                                                  =======       =======       ======           =======       ======       ======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits......................................    3,471         3,447          797             1,157        1,901          380
  Withdrawals...................................   (1,010)         (391)         (30)             (874)        (438)         (45)
  Outstanding units, beginning of year..........    3,823           767           --             1,798          335           --
                                                  -------       -------       ------           -------       ------       ------
  Outstanding units, end of year................    6,284         3,823          767             2,081        1,798          335
                                                  =======       =======       ======           =======       ======       ======
DESTINY
  Deposits......................................   28,088        22,216           --                --           --           --
  Withdrawals...................................  (38,880)       (3,010)          --                --           --           --
  Outstanding units, beginning of year..........   19,206            --           --                --           --           --
                                                  -------       -------       ------           -------       ------       ------
  Outstanding units, end of year................    8,414        19,206           --                --           --           --
                                                  =======       =======       ======           =======       ======       ======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits......................................    1,264            --           --                --           --           --
  Withdrawals...................................     (350)           --           --                --           --           --
  Outstanding units, beginning of year..........       --            --           --                --           --           --
                                                  -------       -------       ------           -------       ------       ------
  Outstanding units, end of year................      914            --           --                --           --           --
                                                  =======       =======       ======           =======       ======       ======

---------------

*  For the period April 10, 2000 (inception) to December 31, 2000.

NOTE 6--ACCUMULATION UNIT ACTIVITY

  The following is a summary of the accumulation unit activity:

                                                        GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                     FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW
                                                     ----------------------------------------------------------------------------
                                                         SEI VP EMERGING MARKETS                         JANUS MID CAP
                                                           DEBT FUND DIVISION                       PORTFOLIO FUND DIVISION
                                                     -------------------------------          -----------------------------------
                                                      2002         2001       2000*             2002          2001        2000**
                                                     -------      ------      ------          --------      --------      -------
VARIABLE UNIVERSAL LIFE--95
  Deposits.........................................      206         180         459            13,022        44,665       92,530
  Withdrawals......................................     (274)       (224)        (49)          (79,929)      (33,446)     (10,717)
  Outstanding units, beginning of year.............      366         410          --            93,032        81,813           --
                                                     -------      ------      ------          --------      --------      -------
  Outstanding units, end of year...................      298         366         410            26,125        93,032       81,813
                                                     =======      ======      ======          ========      ========      =======
VARIABLE GENERAL SELECT PLUS
  Deposits.........................................       56         276      12,496            31,926       162,980      180,529
  Withdrawals......................................  (11,595)       (226)        (45)         (145,194)     (107,885)     (21,461)
  Outstanding units, beginning of year.............   12,501      12,451          --           214,163       159,068           --
                                                     -------      ------      ------          --------      --------      -------
  Outstanding units, end of year...................      962      12,501      12,451           100,895       214,163      159,068
                                                     =======      ======      ======          ========      ========      =======
VARIABLE UNIVERSAL LIFE--100
  Deposits.........................................      702         343       1,348            28,175       127,688       74,193
  Withdrawals......................................   (1,471)        (83)        (52)          (93,563)      (45,733)      (3,514)
  Outstanding units, beginning of year.............    1,556       1,296          --           152,634        70,679           --
                                                     -------      ------      ------          --------      --------      -------
  Outstanding units, end of year...................      787       1,556       1,296            87,246       152,634       70,679
                                                     =======      ======      ======          ========      ========      =======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits.........................................       --          --          --                --            --           --
  Withdrawals......................................       --          --          --                --            --           --
  Outstanding units, beginning of year.............       --          --          --                --            --           --
                                                     -------      ------      ------          --------      --------      -------
  Outstanding units, end of year...................       --          --          --                --            --           --
                                                     =======      ======      ======          ========      ========      =======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits.........................................   12,685       7,585       2,798           350,055       315,221      134,019
  Withdrawals......................................   (7,046)     (1,981)       (159)         (180,074)      (83,639)      (4,222)
  Outstanding units, beginning of year.............    8,243       2,639          --           361,379       129,797           --
                                                     -------      ------      ------          --------      --------      -------
  Outstanding units, end of year...................   13,882       8,243       2,639           531,360       361,379      129,797
                                                     =======      ======      ======          ========      ========      =======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits.........................................    1,369         908         578            38,088        21,452        6,662
  Withdrawals......................................     (540)       (274)        (34)          (21,534)       (3,544)        (221)
  Outstanding units, beginning of year.............    1,178         544          --            24,349         6,441           --
                                                     -------      ------      ------          --------      --------      -------
  Outstanding units, end of year...................    2,007       1,178         544            40,903        24,349        6,441
                                                     =======      ======      ======          ========      ========      =======
DESTINY
  Deposits.........................................       --          --          --             7,704        13,778           --
  Withdrawals......................................       --          --          --            (7,707)      (11,424)          --
  Outstanding units, beginning of year.............       --          --          --             2,354            --           --
                                                     -------      ------      ------          --------      --------      -------
  Outstanding units, end of year...................       --          --          --             2,351         2,354           --
                                                     =======      ======      ======          ========      ========      =======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits.........................................      311          --          --               934            --           --
  Withdrawals......................................       (9)         --          --              (128)           --           --
  Outstanding units, beginning of year.............       --          --          --                --            --           --
                                                     -------      ------      ------          --------      --------      -------
  Outstanding units, end of year...................      302          --          --               806            --           --
                                                     =======      ======      ======          ========      ========      =======

---------------

 * For the period April 10, 2000 (inception) to December 31, 2000. ** For the period May 1, 2000 (inception) to December 31, 2000.

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                        GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                     FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW
                                                     ----------------------------------------------------------------------------
                                                       T. ROWE PRICE SMALL CAP GROWTH            T. ROWE PRICE LARGE CAP GROWTH
                                                          PORTFOLIO FUND DIVISION                   PORTFOLIO FUND DIVISION
                                                     ----------------------------------        ----------------------------------
                                                        2002        2001        2000*             2002        2001        2000*
                                                     ----------   ---------   ---------        ----------   ---------   ---------
VARIABLE UNIVERSAL LIFE--95
  Deposits.........................................      4,225      16,977       3,787           171,750      13,993      19,532
  Withdrawals......................................     (2,789)     (9,110)       (129)          (22,287)    (11,290)     (9,253)
  Outstanding units, beginning of year.............     11,525       3,658          --            12,982      10,279          --
                                                      --------     -------     -------          --------     -------     -------
  Outstanding units, end of year...................     12,961      11,525       3,658           162,445      12,982      10,279
                                                      ========     =======     =======          ========     =======     =======
VARIABLE GENERAL SELECT PLUS
  Deposits.........................................     62,232      70,306      46,279            12,000      66,763      99,784
  Withdrawals......................................     (4,722)    (58,146)     (1,676)          (69,743)    (88,192)    (17,827)
  Outstanding units, beginning of year.............     56,763      44,603          --            60,528      81,957          --
                                                      --------     -------     -------          --------     -------     -------
  Outstanding units, end of year...................    114,273      56,763      44,603             2,785      60,528      81,957
                                                      ========     =======     =======          ========     =======     =======
VARIABLE UNIVERSAL LIFE--100
  Deposits.........................................     11,228      16,061       2,004            99,916       8,575      11,001
  Withdrawals......................................     (3,174)     (6,510)        (87)          (20,996)     (9,153)     (1,758)
  Outstanding units, beginning of year.............     11,468       1,917          --             8,665       9,243          --
                                                      --------     -------     -------          --------     -------     -------
  Outstanding units, end of year...................     19,522      11,468       1,917            87,585       8,665       9,243
                                                      ========     =======     =======          ========     =======     =======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits.........................................         --          --          --                --          --          --
  Withdrawals......................................         --          --          --                --          --          --
  Outstanding units, beginning of year.............         --          --          --                --          --          --
                                                      --------     -------     -------          --------     -------     -------
  Outstanding units, end of year...................         --          --          --                --          --          --
                                                      ========     =======     =======          ========     =======     =======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits.........................................     82,999      65,993      19,176            68,264      30,955      11,504
  Withdrawals......................................    (26,171)    (10,659)       (499)          (25,309)    (11,568)       (611)
  Outstanding units, beginning of year.............     74,011      18,677          --            30,280      10,893          --
                                                      --------     -------     -------          --------     -------     -------
  Outstanding units, end of year...................    130,839      74,011      18,677            73,235      30,280      10,893
                                                      ========     =======     =======          ========     =======     =======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits.........................................      9,408       5,476       1,985             7,036       1,981         410
  Withdrawals......................................     (1,911)       (975)       (113)           (1,698)       (654)        (32)
  Outstanding units, beginning of year.............      6,373       1,872          --             1,705         378          --
                                                      --------     -------     -------          --------     -------     -------
  Outstanding units, end of year...................     13,870       6,373       1,872             7,043       1,705         378
                                                      ========     =======     =======          ========     =======     =======
DESTINY
  Deposits.........................................    166,563          --          --           201,177     160,704          --
  Withdrawals......................................   (149,357)         --          --          (161,971)    (17,354)         --
  Outstanding units, beginning of year.............         --          --          --           143,350          --          --
                                                      --------     -------     -------          --------     -------     -------
  Outstanding units, end of year...................     17,206          --          --           182,556     143,350          --
                                                      ========     =======     =======          ========     =======     =======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits.........................................      1,627          --          --               722          --          --
  Withdrawals......................................       (184)         --          --               (52)         --          --
  Outstanding units, beginning of year.............         --          --          --                --          --          --
                                                      --------     -------     -------          --------     -------     -------
  Outstanding units, end of year...................      1,443          --          --               670          --          --
                                                      ========     =======     =======          ========     =======     =======

---------------
* For the period May 1, 2000 (inception) to December 31, 2000.

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                              FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW
                                     ---------------------------------------------------------------------------------------------
                                       NEUBERGER BERMAN MID CAP          PUTNAM INTERNATIONAL             MORGAN STANLEY EAFE
                                     VALUE PORTFOLIO FUND DIVISION   STOCK PORTFOLIO FUND DIVISION   INDEX PORTFOLIO FUND DIVISION
                                     -----------------------------   -----------------------------   -----------------------------
                                                 2002*                           2002*                           2002*
                                     -----------------------------   -----------------------------   -----------------------------
VARIABLE UNIVERSAL LIFE--95
  Deposits.........................              1,969                            7,143                             --
  Withdrawals......................                (38)                            (513)                            --
  Outstanding units, beginning of
    year...........................                 --                               --                             --
                                                ------                          -------                          -----
  Outstanding units, end of year...              1,931                            6,630                             --
                                                ======                          =======                          =====
VARIABLE GENERAL SELECT PLUS
  Deposits.........................              4,285                           39,769                             --
  Withdrawals......................             (1,118)                         (13,889)                            --
  Outstanding units, beginning of
    year...........................                 --                               --                             --
                                                ------                          -------                          -----
  Outstanding units, end of year...              3,167                           25,880                             --
                                                ======                          =======                          =====
VARIABLE UNIVERSAL LIFE--100
  Deposits.........................              8,183                            9,767                             --
  Withdrawals......................               (106)                            (218)                            --
  Outstanding units, beginning of
    year...........................                 --                               --                             --
                                                ------                          -------                          -----
  Outstanding units, end of year...              8,077                            9,549                             --
                                                ======                          =======                          =====
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits.........................                 --                               --                             --
  Withdrawals......................                 --                               --                             --
  Outstanding units, beginning of
    year...........................                 --                               --                             --
                                                ------                          -------                          -----
  Outstanding units, end of year...                 --                               --                             --
                                                ======                          =======                          =====
VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits.........................              7,829                           18,976                             --
  Withdrawals......................               (268)                            (833)                            --
  Outstanding units, beginning of
    year...........................                 --                               --                             --
                                                ------                          -------                          -----
  Outstanding units, end of year...              7,561                           18,143                             --
                                                ======                          =======                          =====
JOINT AND SURVIVOR VARIABLE
  UNIVERSAL LIFE INSURANCE-- 2000
  Deposits.........................                389                            1,068                             --
  Withdrawals......................                 --                              (11)                            --
  Outstanding units, beginning of
    year...........................                 --                               --                             --
                                                ------                          -------                          -----
  Outstanding units, end of year...                389                            1,057                             --
                                                ======                          =======                          =====
DESTINY
  Deposits.........................                 --                           64,597                             --
  Withdrawals......................                 --                          (16,370)                            --
  Outstanding units, beginning of
    year...........................                 --                               --                             --
                                                ------                          -------                          -----
  Outstanding units, end of year...                 --                           48,227                             --
                                                ======                          =======                          =====
VARIABLE UNIVERSAL LIFE
  INSURANCE--2002
  Deposits.........................              1,572                            1,127                          1,080
  Withdrawals......................               (122)                            (108)                           (97)
  Outstanding units, beginning of
    year...........................                 --                               --                             --
                                                ------                          -------                          -----
  Outstanding units, end of year...              1,450                            1,019                            983
                                                ======                          =======                          =====

                                         GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                      FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW
                                     -----------------------
                                       METLIFE STOCK INDEX
                                     PORTFOLIO FUND DIVISION
                                     -----------------------
                                              2002*
                                     -----------------------
VARIABLE UNIVERSAL LIFE--95
  Deposits.........................              --
  Withdrawals......................              --
  Outstanding units, beginning of
    year...........................              --
                                             ------
  Outstanding units, end of year...              --
                                             ======
VARIABLE GENERAL SELECT PLUS
  Deposits.........................              --
  Withdrawals......................              --
  Outstanding units, beginning of
    year...........................              --
                                             ------
  Outstanding units, end of year...              --
                                             ======
VARIABLE UNIVERSAL LIFE--100
  Deposits.........................              --
  Withdrawals......................              --
  Outstanding units, beginning of
    year...........................              --
                                             ------
  Outstanding units, end of year...              --
                                             ======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits.........................              --
  Withdrawals......................              --
  Outstanding units, beginning of
    year...........................              --
                                             ------
  Outstanding units, end of year...              --
                                             ======
VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits.........................              --
  Withdrawals......................              --
  Outstanding units, beginning of
    year...........................              --
                                             ------
  Outstanding units, end of year...              --
                                             ======
JOINT AND SURVIVOR VARIABLE
  UNIVERSAL LIFE INSURANCE-- 2000
  Deposits.........................              --
  Withdrawals......................              --
  Outstanding units, beginning of
    year...........................              --
                                             ------
  Outstanding units, end of year...              --
                                             ======
DESTINY
  Deposits.........................              --
  Withdrawals......................              --
  Outstanding units, beginning of
    year...........................              --
                                             ------
  Outstanding units, end of year...              --
                                             ======
VARIABLE UNIVERSAL LIFE
  INSURANCE--2002
  Deposits.........................          17,569
  Withdrawals......................            (550)
  Outstanding units, beginning of
    year...........................              --
                                             ------
  Outstanding units, end of year...          17,019
                                             ======

---------------
* For the period May 1, 2002 (inception) to December 31, 2002.

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                         GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                         FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW
                                         ---------------------------------------------------------------
                                             METLIFE MID CAP STOCK       STATE STREET RESEARCH LARGE-CAP
                                         INDEX PORTFOLIO FUND DIVISION    VALUE PORTFOLIO FUND DIVISION
                                         -----------------------------   -------------------------------
                                                     2002*                            2002*
                                         -----------------------------   -------------------------------
VARIABLE UNIVERSAL LIFE--95
  Deposits.............................                 --                               --
  Withdrawals..........................                 --                               --
  Outstanding units, beginning of
    year...............................                 --                               --
                                                    ------                            -----
  Outstanding units, end of year.......                 --                               --
                                                    ======                            =====
VARIABLE GENERAL SELECT PLUS
  Deposits.............................                 --                               --
  Withdrawals..........................                 --                               --
  Outstanding units, beginning of
    year...............................                 --                               --
                                                    ------                            -----
  Outstanding units, end of year.......                 --                               --
                                                    ======                            =====
VARIABLE UNIVERSAL LIFE--100
  Deposits.............................                 --                               --
  Withdrawals..........................                 --                               --
  Outstanding units, beginning of
    year...............................                 --                               --
                                                    ------                            -----
  Outstanding units, end of year.......                 --                               --
                                                    ======                            =====
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits.............................                 --                               --
  Withdrawals..........................                 --                               --
  Outstanding units, beginning of
    year...............................                 --                               --
                                                    ------                            -----
  Outstanding units, end of year.......                 --                               --
                                                    ======                            =====
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits.............................                 --                               --
  Withdrawals..........................                 --                               --
  Outstanding units, beginning of
    year...............................                 --                               --
                                                    ------                            -----
  Outstanding units, end of year.......                 --                               --
                                                    ======                            =====
JOINT AND SURVIVOR VARIABLE UNIVERSAL
  LIFE INSURANCE--2000
  Deposits.............................                 --                               --
  Withdrawals..........................                 --                               --
  Outstanding units, beginning of
    year...............................                 --                               --
                                                    ------                            -----
  Outstanding units, end of year.......                 --                               --
                                                    ======                            =====
DESTINY
  Deposits.............................                 --                               --
  Withdrawals..........................                 --                               --
  Outstanding units, beginning of
    year...............................                 --                               --
                                                    ------                            -----
  Outstanding units, end of year.......                 --                               --
                                                    ======                            =====
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits.............................              1,328                            1,056
  Withdrawals..........................               (135)                            (100)
  Outstanding units, beginning of
    year...............................                 --                               --
                                                    ------                            -----
  Outstanding units, end of year.......              1,193                              956
                                                    ======                            =====

                                       GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                       FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW
                                         --------------------------------------------------------------------
                                                STATE STREET RESEARCH          LEHMAN BROTHERS AGGREGATE BOND
                                         DIVERSIFIED PORTFOLIO FUND DIVISION   INDEX PORTFOLIO FUND DIVISION
                                         -----------------------------------   ------------------------------
                                                        2002*                              2002*
                                         -----------------------------------   ------------------------------
VARIABLE UNIVERSAL LIFE--95
  Deposits.............................                    --                                 --
  Withdrawals..........................                    --                                 --
  Outstanding units, beginning of
    year...............................                    --                                 --
                                                        -----                              -----
  Outstanding units, end of year.......                    --                                 --
                                                        =====                              =====
VARIABLE GENERAL SELECT PLUS
  Deposits.............................                    --                                 --
  Withdrawals..........................                    --                                 --
  Outstanding units, beginning of
    year...............................                    --                                 --
                                                        -----                              -----
  Outstanding units, end of year.......                    --                                 --
                                                        =====                              =====
VARIABLE UNIVERSAL LIFE--100
  Deposits.............................                    --                                 --
  Withdrawals..........................                    --                                 --
  Outstanding units, beginning of
    year...............................                    --                                 --
                                                        -----                              -----
  Outstanding units, end of year.......                    --                                 --
                                                        =====                              =====
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits.............................                    --                                 --
  Withdrawals..........................                    --                                 --
  Outstanding units, beginning of
    year...............................                    --                                 --
                                                        -----                              -----
  Outstanding units, end of year.......                    --                                 --
                                                        =====                              =====
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits.............................                    --                                 --
  Withdrawals..........................                    --                                 --
  Outstanding units, beginning of
    year...............................                    --                                 --
                                                        -----                              -----
  Outstanding units, end of year.......                    --                                 --
                                                        =====                              =====
JOINT AND SURVIVOR VARIABLE UNIVERSAL
  LIFE INSURANCE--2000
  Deposits.............................                    --                                 --
  Withdrawals..........................                    --                                 --
  Outstanding units, beginning of
    year...............................                    --                                 --
                                                        -----                              -----
  Outstanding units, end of year.......                    --                                 --
                                                        =====                              =====
DESTINY
  Deposits.............................                    --                                 --
  Withdrawals..........................                    --                                 --
  Outstanding units, beginning of
    year...............................                    --                                 --
                                                        -----                              -----
  Outstanding units, end of year.......                    --                                 --
                                                        =====                              =====
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits.............................                   182                              3,162
  Withdrawals..........................                   (35)                              (452)
  Outstanding units, beginning of
    year...............................                    --                                 --
                                                        -----                              -----
  Outstanding units, end of year.......                   147                              2,710
                                                        =====                              =====

---------------
* For the period May 1, 2002 (inception) to December 31, 2002.

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                 FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW
                                            -------------------------------------------------------------------------------------
                                            STATE STREET RESEARCH      JANUS GROWTH       RUSSELL 2000       HARRIS OAKMARK LARGE
                                            AURORA PORTFOLIO FUND       PORTFOLIO        INDEX PORTFOLIO     CAP VALUE PORTFOLIO
                                                  DIVISION            FUND DIVISION       FUND DIVISION         FUND DIVISION
                                            ---------------------     --------------     ---------------     --------------------
                                                   2002**              2002    2001*         2002**                 2002**
                                            ---------------------     ------   -----     ---------------     --------------------
VARIABLE UNIVERSAL LIFE--95
  Deposits................................            --                 705    475           8,012                  7,915
  Withdrawals.............................            --                (370)   (95)            (46)                   (55)
  Outstanding units, beginning of year....            --                 380     --              --                     --
                                                    ----              ------   -----         ------                -------
  Outstanding units, end of year..........            --                 715    380           7,966                  7,860
                                                    ====              ======   =====         ======                =======
VARIABLE GENERAL SELECT PLUS
  Deposits................................            --               3,035   1,811          3,920                 16,338
  Withdrawals.............................            --                (275)   (45)         (1,281)                  (426)
  Outstanding units, beginning of year....            --               1,766     --              --                     --
                                                    ----              ------   -----         ------                -------
  Outstanding units, end of year..........            --               4,526   1,766          2,639                 15,912
                                                    ====              ======   =====         ======                =======
VARIABLE UNIVERSAL LIFE--100
  Deposits................................            --                 845    156           3,469                 17,516
  Withdrawals.............................            --                (161)   (86)            (47)                  (142)
  Outstanding units, beginning of year....            --                  70     --              --                     --
                                                    ----              ------   -----         ------                -------
  Outstanding units, end of year..........            --                 754     70           3,422                 17,374
                                                    ====              ======   =====         ======                =======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits................................            --                  --     --              --                     --
  Withdrawals.............................            --                  --     --              --                     --
  Outstanding units, beginning of year....            --                  --     --              --                     --
                                                    ----              ------   -----         ------                -------
  Outstanding units, end of year..........            --                  --     --              --                     --
                                                    ====              ======   =====         ======                =======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits................................            --              49,991   6,476          5,683                 11,553
  Withdrawals.............................            --              (3,682)  (112)           (730)                  (931)
  Outstanding units, beginning of year....            --               6,364     --              --                     --
                                                    ----              ------   -----         ------                -------
  Outstanding units, end of year..........            --              52,673   6,364          4,953                 10,622
                                                    ====              ======   =====         ======                =======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits................................            --               8,363    357           1,014                  3,771
  Withdrawals.............................            --                (631)    (5)           (956)                   (67)
  Outstanding units, beginning of year....            --                 352     --              --                     --
                                                    ----              ------   -----         ------                -------
  Outstanding units, end of year..........            --               8,084    352              58                  3,704
                                                    ====              ======   =====         ======                =======
DESTINY
  Deposits................................            --                  --     --           5,961                237,980
  Withdrawals.............................            --                  --     --            (872)               (85,555)
  Outstanding units, beginning of year....            --                  --     --              --                     --
                                                    ----              ------   -----         ------                -------
  Outstanding units, end of year..........            --                  --     --           5,089                152,425
                                                    ====              ======   =====         ======                =======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits................................           960               2,124     --           2,970                  2,112
  Withdrawals.............................          (122)                (29)    --            (146)                  (212)
  Outstanding units, beginning of year....            --                  --     --              --                     --
                                                    ----              ------   -----         ------                -------
  Outstanding units, end of year..........           838               2,095     --           2,824                  1,900
                                                    ====              ======   =====         ======                =======

---------------

 * For the period May 1, 2001 (inception) to December 31, 2001.

** For the period May 1, 2002 (inception) to December 31, 2002.

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                     GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                   FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW
                                                ---------------------------------------------------------------------------------
                                                                                           HARRIS OAKMARK           DAVIS VENTURE
                                                   ALGER EQUITY GROWTH SERIES           FOCUSED VALUE SERIES        VALUE SERIES
                                                         FUND DIVISION                     FUND DIVISION            FUND DIVISION
                                                --------------------------------        --------------------        -------------
                                                 2002         2001        2000*           2002       2001**            2002***
                                                -------     --------     -------        --------     -------        -------------
VARIABLE UNIVERSAL LIFE--95
  Deposits....................................   13,651       14,906      46,149          17,634       1,766            4,425
  Withdrawals.................................   (5,849)     (38,486)    (10,389)         (4,789)       (187)            (784)
  Outstanding units, beginning of year........   12,180       35,760          --           1,579          --               --
                                                -------     --------     -------        --------     -------           ------
  Outstanding units, end of year..............   19,982       12,180      35,760          14,424       1,579            3,641
                                                =======     ========     =======        ========     =======           ======
VARIABLE GENERAL SELECT PLUS
  Deposits....................................   63,227       59,884     125,869          46,463       7,982           32,703
  Withdrawals.................................   (8,854)    (155,719)    (21,382)         (8,592)        (41)          (1,513)
  Outstanding units, beginning of year........    8,652      104,487          --           7,941          --               --
                                                -------     --------     -------        --------     -------           ------
  Outstanding units, end of year..............   63,025        8,652     104,487          45,812       7,941           31,190
                                                =======     ========     =======        ========     =======           ======
VARIABLE UNIVERSAL LIFE--100
  Deposits....................................   10,909       21,691      34,113          28,305       1,026            4,802
  Withdrawals.................................     (663)     (41,616)     (2,125)         (6,928)        (24)            (142)
  Outstanding units, beginning of year........   12,063       31,988          --           1,002          --               --
                                                -------     --------     -------        --------     -------           ------
  Outstanding units, end of year..............   22,309       12,063      31,988          22,379       1,002            4,660
                                                =======     ========     =======        ========     =======           ======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits....................................       --           --          --              --          --               --
  Withdrawals.................................       --           --          --              --          --               --
  Outstanding units, beginning of year........       --           --          --              --          --               --
                                                -------     --------     -------        --------     -------           ------
  Outstanding units, end of year..............       --           --          --              --          --               --
                                                =======     ========     =======        ========     =======           ======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits....................................  104,748       67,580      40,359         102,059       6,510           10,233
  Withdrawals.................................  (38,551)     (28,217)     (1,732)        (11,072)       (164)            (345)
  Outstanding units, beginning of year........   77,990       38,627          --           6,346          --               --
                                                -------     --------     -------        --------     -------           ------
  Outstanding units, end of year..............  144,187       77,990      38,627          97,333       6,346            9,888
                                                =======     ========     =======        ========     =======           ======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits....................................    8,752        2,122         793           4,525         390              141
  Withdrawals.................................   (1,191)        (527)        (67)           (620)         (5)              (6)
  Outstanding units, beginning of year........    2,321          726          --             385          --               --
                                                -------     --------     -------        --------     -------           ------
  Outstanding units, end of year..............    9,882        2,321         726           4,290         385              135
                                                =======     ========     =======        ========     =======           ======
DESTINY
  Deposits....................................   21,030      125,499          --         191,794     123,197               --
  Withdrawals.................................  (21,859)    (122,531)         --        (132,797)    (25,955)              --
  Outstanding units, beginning of year........    2,968           --          --          97,242          --               --
                                                -------     --------     -------        --------     -------           ------
  Outstanding units, end of year..............    2,139        2,968          --         156,239      97,242               --
                                                =======     ========     =======        ========     =======           ======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits....................................    1,712           --          --           1,967          --            2,389
  Withdrawals.................................     (211)          --          --            (257)         --             (169)
  Outstanding units, beginning of year........       --           --          --              --          --               --
                                                -------     --------     -------        --------     -------           ------
  Outstanding units, end of year..............    1,501           --          --           1,710          --            2,220
                                                =======     ========     =======        ========     =======           ======

---------------
  * For the period May 1, 2000 (inception) to December 31, 2000.
 ** For the period May 1, 2001 (inception) to December 31, 2001.
*** For the period May 1, 2002 (inception) to December 31, 2002.

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW.
                                           --------------------------------------------------------------------------------------
                                            STATE STREET    STATE STREET         PIMCO
                                           RESEARCH MONEY   RESEARCH BOND     INNOVATION        PIMCO TOTAL        MFS MID CAP
                                           MARKET SERIES    INCOME SERIES   PORTFOLIO FUND    RETURN PORTFOLIO   GROWTH PORTFOLIO
                                           FUND DIVISION    FUND DIVISION      DIVISION        FUND DIVISION      FUND DIVISION
                                           --------------   -------------   ---------------   ----------------   ----------------
                                               2002**          2002**        2002     2001*        2002**             2002**
                                           --------------   -------------   -------   -----   ----------------   ----------------
VARIABLE UNIVERSAL LIFE--95
  Deposits...............................          --            5,011        1,187     90          7,942                --
  Withdrawals............................          --             (910)        (323)   (60)          (245)               --
  Outstanding units, beginning of year...          --               --           30     --             --                --
                                              -------          -------      -------   -----       -------             -----
  Outstanding units, end of year.........          --            4,101          894     30          7,697                --
                                              =======          =======      =======   =====       =======             =====
VARIABLE GENERAL SELECT PLUS
  Deposits...............................          --           25,274          854    485          5,816             1,925
  Withdrawals............................          --           (5,802)         (77)   (23)          (253)               (5)
  Outstanding units, beginning of year...          --               --          462     --             --                --
                                              -------          -------      -------   -----       -------             -----
  Outstanding units, end of year.........          --           19,472        1,239    462          5,563             1,920
                                              =======          =======      =======   =====       =======             =====
VARIABLE UNIVERSAL LIFE--100
  Deposits...............................          --            3,052          337     --         15,624                --
  Withdrawals............................          --           (1,013)        (112)    --           (246)               --
  Outstanding units, beginning of year...          --               --           --     --             --                --
                                              -------          -------      -------   -----       -------             -----
  Outstanding units, end of year.........          --            2,039          225     --         15,378                --
                                              =======          =======      =======   =====       =======             =====
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits...............................          --               --           --     --             --                --
  Withdrawals............................          --               --           --     --             --                --
  Outstanding units, beginning of year...          --               --           --     --             --                --
                                              -------          -------      -------   -----       -------             -----
  Outstanding units, end of year.........          --               --           --     --             --                --
                                              =======          =======      =======   =====       =======             =====
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits...............................          --            8,008       15,402   1,784        27,889               258
  Withdrawals............................          --             (451)      (2,075)  (264)        (1,208)              (14)
  Outstanding units, beginning of year...          --               --        1,520     --             --                --
                                              -------          -------      -------   -----       -------             -----
  Outstanding units, end of year.........          --            7,557       14,847   1,520        26,681               244
                                              =======          =======      =======   =====       =======             =====
JOINT AND SURVIVOR VARIABLE UNIVERSAL
  LIFE INSURANCE--2000
  Deposits...............................          --               --          391     --         20,644               574
  Withdrawals............................          --               --         (100)    --         (1,933)              (10)
  Outstanding units, beginning of year...          --               --           --     --             --                --
                                              -------          -------      -------   -----       -------             -----
  Outstanding units, end of year.........          --               --          291     --         18,711               564
                                              =======          =======      =======   =====       =======             =====
DESTINY
  Deposits...............................          --          145,406       66,721     --        184,220                --
  Withdrawals............................          --          (52,945)     (66,721)    --        (52,573)               --
  Outstanding units, beginning of year...          --               --           --     --             --                --
                                              -------          -------      -------   -----       -------             -----
  Outstanding units, end of year.........          --           92,461           --     --        131,647                --
                                              =======          =======      =======   =====       =======             =====
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits...............................      55,852              388          656     --          2,478               867
  Withdrawals............................     (42,000)             (38)         (11)    --           (132)             (111)
  Outstanding units, beginning of year...          --               --           --     --             --                --
                                              -------          -------      -------   -----       -------             -----
  Outstanding units, end of year.........      13,852              350          645     --          2,346               756
                                              =======          =======      =======   =====       =======             =====

---------------
 * For the period May 1, 2001 (inception) to December 31, 2001.
** For the period May 1, 2002 (inception) to December 31, 2002.

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                        GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                      FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW
                                                      ---------------------------------------------------------------------------
                                                         MET/AIM
                                                        SMALL CAP      MET/AIM MID CAP
                                                          GROWTH         CORE EQUITY       STATE STREET RESEARCH
                                                      PORTFOLIO FUND   PORTFOLIO FUND    CONCENTRATED INTERNATIONAL   GROWTH FUND
                                                         DIVISION         DIVISION        PORTFOLIO FUND DIVISION      DIVISION
                                                      --------------   ---------------   --------------------------   -----------
                                                          2002*             2002*                  2002*                 2002*
                                                      --------------   ---------------   --------------------------   -----------
VARIABLE UNIVERSAL LIFE--95
  Deposits..........................................          --               --                     84                27,914
  Withdrawals.......................................          --               --                     (1)                 (425)
  Outstanding units, beginning of year..............          --               --                     --                    --
                                                         -------            -----                  -----                ------
  Outstanding units, end of year....................          --               --                     83                27,489
                                                         =======            =====                  =====                ======
VARIABLE GENERAL SELECT PLUS
  Deposits..........................................         167               --                    728                16,017
  Withdrawals.......................................          (4)              --                     (1)               (1,567)
  Outstanding units, beginning of year..............          --               --                     --                    --
                                                         -------            -----                  -----                ------
  Outstanding units, end of year....................         163               --                    727                14,450
                                                         =======            =====                  =====                ======
VARIABLE UNIVERSAL LIFE--100
  Deposits..........................................          16            2,539                    302                32,815
  Withdrawals.......................................          --              (50)                    (7)                 (391)
  Outstanding units, beginning of year..............          --               --                     --                    --
                                                         -------            -----                  -----                ------
  Outstanding units, end of year....................          16            2,489                    295                32,424
                                                         =======            =====                  =====                ======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits..........................................          --               --                     --                    --
  Withdrawals.......................................          --               --                     --                    --
  Outstanding units, beginning of year..............          --               --                     --                    --
                                                         -------            -----                  -----                ------
  Outstanding units, end of year....................          --               --                     --                    --
                                                         =======            =====                  =====                ======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits..........................................       4,670            2,725                  3,082                71,137
  Withdrawals.......................................        (157)            (515)                   (53)               (6,486)
  Outstanding units, beginning of year..............          --               --                     --                    --
                                                         -------            -----                  -----                ------
  Outstanding units, end of year....................       4,513            2,210                  3,029                64,651
                                                         =======            =====                  =====                ======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits..........................................         341              168                  3,513                 8,691
  Withdrawals.......................................          (9)              --                     (3)                  (81)
  Outstanding units, beginning of year..............          --               --                     --                    --
                                                         -------            -----                  -----                ------
  Outstanding units, end of year....................         332              168                  3,510                 8,610
                                                         =======            =====                  =====                ======
DESTINY
  Deposits..........................................     164,367            6,043                     --                    --
  Withdrawals.......................................     (38,224)             (11)                    --                    --
  Outstanding units, beginning of year..............          --               --                     --                    --
                                                         -------            -----                  -----                ------
  Outstanding units, end of year....................     126,143            6,032                     --                    --
                                                         =======            =====                  =====                ======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits..........................................         104              546                    339                 7,513
  Withdrawals.......................................         (21)             (39)                   (63)                 (560)
  Outstanding units, beginning of year..............          --               --                     --                    --
                                                         -------            -----                  -----                ------
  Outstanding units, end of year....................          83              507                    276                 6,953
                                                         =======            =====                  =====                ======

                                                      GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                    FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW
                                                      -----------------------------------

                                                                         GLOBAL SMALL
                                                      GROWTH-INCOME   CAPITALIZATION FUND
                                                      FUND DIVISION        DIVISION
                                                      -------------   -------------------
                                                          2002*              2002*
                                                      -------------   -------------------
VARIABLE UNIVERSAL LIFE--95
  Deposits..........................................     15,969              10,368
  Withdrawals.......................................     (2,669)                (98)
  Outstanding units, beginning of year..............         --                  --
                                                         ------             -------
  Outstanding units, end of year....................     13,300              10,270
                                                         ======             =======
VARIABLE GENERAL SELECT PLUS
  Deposits..........................................     31,554              12,551
  Withdrawals.......................................     (2,417)            (10,962)
  Outstanding units, beginning of year..............         --                  --
                                                         ------             -------
  Outstanding units, end of year....................     29,137               1,589
                                                         ======             =======
VARIABLE UNIVERSAL LIFE--100
  Deposits..........................................     22,985               2,910
  Withdrawals.......................................       (428)                (59)
  Outstanding units, beginning of year..............         --                  --
                                                         ------             -------
  Outstanding units, end of year....................     22,557               2,851
                                                         ======             =======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits..........................................         --                  --
  Withdrawals.......................................         --                  --
  Outstanding units, beginning of year..............         --                  --
                                                         ------             -------
  Outstanding units, end of year....................         --                  --
                                                         ======             =======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits..........................................     79,444              12,219
  Withdrawals.......................................     (2,911)               (926)
  Outstanding units, beginning of year..............         --                  --
                                                         ------             -------
  Outstanding units, end of year....................     76,533              11,293
                                                         ======             =======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits..........................................     12,077                 625
  Withdrawals.......................................     (1,435)                (34)
  Outstanding units, beginning of year..............         --                  --
                                                         ------             -------
  Outstanding units, end of year....................     10,642                 591
                                                         ======             =======
DESTINY
  Deposits..........................................         --                  --
  Withdrawals.......................................         --                  --
  Outstanding units, beginning of year..............         --                  --
                                                         ------             -------
  Outstanding units, end of year....................         --                  --
                                                         ======             =======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits..........................................      4,019               1,216
  Withdrawals.......................................       (317)               (205)
  Outstanding units, beginning of year..............         --                  --
                                                         ------             -------
  Outstanding units, end of year....................      3,702               1,011
                                                         ======             =======

---------------
* For the period May 1, 2002 (inception) to December 31, 2002.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2002

                                                              NO. OF SHARES    MARKET VALUE
                                                              -------------    ------------
S & P 500 Index Fund Division
  General American Capital Company..........................    1,943,261      $ 62,099,624
Money Market Fund Division
  General American Capital Company..........................    1,308,240        28,972,793
Bond Index Fund Division
  General American Capital Company..........................      354,757        11,079,485
Managed Equity Fund Division
  General American Capital Company..........................      190,734         5,687,291
Asset Allocation Fund Division
  General American Capital Company..........................      260,084         9,397,840
International Index Fund Division
  General American Capital Company..........................      488,526         7,074,921
Mid-Cap Equity Fund Division
  General American Capital Company..........................      341,658         4,037,115
Small-Cap Equity Fund Division
  General American Capital Company..........................      111,166         4,558,673
VIP Equity-Income Portfolio Fund Division
  Variable Insurance Products Fund..........................    1,131,021        20,539,346
VIP Growth Portfolio Fund Division
  Variable Insurance Products Fund..........................    1,483,962        34,784,064
VIP Overseas Portfolio Fund Division
  Variable Insurance Products Fund..........................      819,818         9,001,602
VIP II Asset Manager Portfolio Fund Division
  Variable Insurance Products Fund II.......................      220,531         2,811,769
VIP High Income Portfolio Fund Division
  Variable Insurance Products Fund..........................      905,259         5,368,184
VIP Mid Cap Portfolio Fund Division
  Variable Insurance Products Fund..........................      262,161         4,590,447
Worldwide Hard Assets Fund Division
  Van Eck Worldwide Insurance Trust.........................       38,771           399,343
Worldwide Emerging Markets Fund Division
  Van Eck Worldwide Insurance Trust.........................       73,367           578,866
Multi-Style Equity Fund Division
  Russell Insurance Funds...................................      578,500         5,229,641
Core Bond Fund Division
  Russell Insurance Funds...................................      254,289         2,649,696
Aggressive Equity Fund Division
  Russell Insurance Funds...................................      220,064         2,037,795
Non-US Fund Division
  Russell Insurance Funds...................................      231,739         1,668,521
VP Income & Growth Fund Division
  American Century Variable Portfolios, Inc.................      465,318         2,401,040
VP International Fund Division
  American Century Variable Portfolios, Inc.................      578,764         3,015,358

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2002

                                                              NO. OF SHARES    MARKET VALUE
                                                              -------------    ------------
VP Value Fund Division
  American Century Variable Portfolios, Inc. ...............      695,636      $  4,257,291
Bond Portfolio Fund Division
  J.P. Morgan Series Trust II...............................      174,311         2,185,854
Small Company Portfolio Fund Division
  J.P. Morgan Series Trust II...............................      260,829         2,696,975
SEI VP Large Cap Value Fund Division
  SEI Insurance Products Trust..............................      724,726         6,247,142
SEI VP Large Cap Growth Fund Division
  SEI Insurance Products Trust..............................      966,646         3,595,924
SEI VP Small Cap Value Fund Division
  SEI Insurance Products Trust..............................      265,544         2,915,672
SEI VP Small Cap Growth Fund Division
  SEI Insurance Products Trust..............................      213,936         1,159,534
SEI VP International Equity Fund Division
  SEI Insurance Products Trust..............................      436,656         2,143,980
SEI VP Emerging Markets Equity Fund Division
  SEI Insurance Products Trust..............................      214,842         1,082,803
SEI VP Core Fixed Income Fund Division
  SEI Insurance Products Trust..............................      419,771         4,529,331
SEI VP High Yield Bond Fund Division
  SEI Insurance Products Trust..............................      140,983         1,194,130
SEI VP International Fixed Income Fund Division
  SEI Insurance Products Trust..............................      111,855         1,156,583
SEI VP Emerging Markets Debt Fund Division
  SEI Insurance Products Trust..............................       23,581           236,992
Janus Mid Cap Portfolio Fund Division
  Metropolitan Series Fund, Inc.............................      249,767         2,600,075
T. Rowe Price Small Cap Growth Portfolio Fund Division
  Metropolitan Series Fund, Inc.............................      207,748         1,809,482
T. Rowe Price Large Cap Growth Portfolio Fund Division
  Metropolitan Series Fund, Inc.............................      375,897         3,349,239
Neuberger Berman Mid Cap Value Portfolio Fund Division
  Metropolitan Series Fund, Inc.............................       15,147           193,282
Putnam International Stock Portfolio Fund Division
  Metropolitan Series Fund, Inc.............................      117,000           907,922
Morgan Stanley EAFE Index Portfolio Fund Division
  Metropolitan Series Fund, Inc.............................        1,093             7,933
MetLife Stock Index Portfolio Fund Division
  Metropolitan Series Fund, Inc.............................        5,990           140,223
MetLife Mid Cap Stock Index Portfolio Fund Division
  Metropolitan Series Fund, Inc.............................        1,083             9,602
State Street Research Large-Cap Value Portfolio Fund
  Division Metropolitan Series Fund, Inc....................          936             7,440

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2002

                                                              NO. OF SHARES    MARKET VALUE
                                                              -------------    ------------
State Street Research Diversified Portfolio Fund Division
  Metropolitan Series Fund, Inc.............................          102      $      1,326
Lehman Brothers Aggregate Bond Index Portfolio Fund Division
  Metropolitan Series Fund, Inc.............................        2,612            29,175
State Street Research Aurora Portfolio Fund Division
  Metropolitan Series Fund, Inc.............................          551             6,104
Janus Growth Portfolio Fund Division
  Metropolitan Series Fund, Inc.............................       68,948           374,386
Russell 2000 Index Portfolio Fund Division
  Metropolitan Series Fund, Inc.............................       24,447           201,684
Harris Oakmark Large Cap Value Portfolio Fund Division
  Metropolitan Series Fund, Inc.............................      182,650         1,755,266
Alger Equity Growth Series Fund Division
  New England Zenith Fund...................................       91,035         1,261,745
Harris Oakmark Focused Value Series Fund Division
  New England Zenith Fund...................................       20,784         3,519,355
Davis Venture Value Series Fund Division
  New England Zenith Fund...................................       22,774           441,580
State Street Research Money Market Series Fund Division
  New England Zenith Fund...................................        1,642           164,232
State Street Research Bond Income Series Fund Division
  New England Zenith Fund...................................       11,888         1,340,224
PIMCO Innovation Portfolio Fund Division
  Met Investors Series Trust................................       22,708            69,486
PIMCO Total Return Portfolio Fund Division
  Met Investors Series Trust................................      196,279         2,225,807
MFS Mid Cap Growth Portfolio Fund Division
  Met Investors Series Trust................................        5,239            24,413
Met/AIM Small Cap Growth Portfolio Fund Division
  Met Investors Series Trust................................      116,048         1,003,813
Met/AIM Mid Cap Core Equity Portfolio Fund Division
  Met Investors Series Trust................................        9,944            97,844
State Street Research Concentrated International Portfolio
  Fund Division
  Met Investors Series Trust................................        7,534            66,973
Growth Fund Division
  American Funds Insurance Series...........................       37,459         1,247,007
Growth-Income Fund Division
  American Funds Insurance Series...........................       50,228         1,281,809
Global Small Capitalization Fund Division
  American Funds Insurance Series...........................       22,681           209,347

                                                               18,781,520      $285,732,399

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                              FINANCIAL HIGHLIGHTS

     General American Separate Account Eleven sells a number of variable life insurance products, both of which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

     The following table was developed by determining which products offered by General American Separate Account Eleven have the lowest and highest total return. Only product designs within each Fund Division that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by General American as contract owners may not have selected all available and applicable contract options as discussed in Note 3.

                                    AS OF DECEMBER 31, 2002                       FOR THE YEAR ENDED DECEMBER 31, 2002
                            ----------------------------------------   ----------------------------------------------------------
                            UNITS     UNIT FAIR VALUE     NET ASSETS    INVESTMENT       EXPENSE RATIO**       TOTAL RETURN***
                            (000)   (LOWEST TO HIGHEST)     (000)      INCOME RATIO*   (LOWEST TO HIGHEST)   (LOWEST TO HIGHEST)
                            -----   -------------------   ----------   -------------   -------------------   --------------------
S & P 500 INDEX FUND
  DIVISION................  4,738     $ 7.17 to 33.21      $62,142          1.69%       0.00% to 0.90%       (22.80)% to (22.10)%
MONEY MARKET FUND
  DIVISION................  2,383      11.75 to 20.10       28,979          2.73%       0.00% to 0.90%          .73%  to 1.64%
BOND INDEX FUND
  DIVISION................    627      13.04 to 28.84       11,082          5.11%       0.00% to 0.90%         9.75 % to 10.74%
MANAGED EQUITY FUND
  DIVISION................    308       8.45 to 28.23        5,689          2.08%       0.00% to 0.90%       (23.90)% to (23.21)%
ASSET ALLOCATION FUND
  DIVISION................    566       9.53 to 33.16        9,400          3.75%       0.00% to 0.90%       (14.83)% to (14.06)%
INTERNATIONAL INDEX FUND
  DIVISION................    405       6.94 to 13.37        7,077          1.42%       0.00% to 0.90%       (15.70)% to (14.94)%
MID-CAP EQUITY FUND
  DIVISION................    454       5.87 to 10.72        4,032          0.00%       0.00% to 0.90%       (27.82)% to (27.16)%
SMALL-CAP EQUITY FUND
  DIVISION................    413      10.19 to 11.41        4,558          0.00%       0.00% to 0.90%       (17.62)% to (16.88)%
VIP EQUITY-INCOME
  PORTFOLIO FUND
  DIVISION................  1,255       8.19 to 21.90       20,551          1.72%       0.00% to 0.90%       (17.69)% to (16.95)%
VIP GROWTH PORTFOLIO FUND
  DIVISION................  2,563       6.18 to 20.29       34,811          0.25%       0.00% to 0.90%       (30.73)% to (30.10)%
VIP OVERSEAS PORTFOLIO
  FUND DIVISION...........    837       6.34 to 13.56        9,000          0.79%       0.00% to 0.90%       (20.99)% to (20.28)%
VIP II ASSET MANAGER
  PORTFOLIO FUND
  DIVISION................    237       9.15 to 15.09        2,812          3.93%       0.00% to 0.90%        (9.54)% to (8.73)%
VIP HIGH INCOME PORTFOLIO
  FUND DIVISION...........    583       7.32 to 10.11        5,369         10.81%       0.00% to 0.90%          2.52% to 3.44%
VIP MID CAP PORTFOLIO FUND
  DIVISION................    464       9.83 to 10.07        4,596          0.63%       0.00% to 0.90%       (10.63)% to (9.82)%
WORLDWIDE HARD ASSETS FUND
  DIVISION................     42       8.78 to 11.75          400          0.72%       0.00% to 0.90%        (3.70)% to (2.85)%
WORLDWIDE EMERGING MARKETS
  FUND DIVISION...........     54       8.58 to 13.30          579          0.20%       0.00% to 0.90%        (3.77)% to (2.90)%
MULTI-STYLE EQUITY FUND
  DIVISION................    541       7.16 to 10.88        5,233          0.60%       0.00% to 0.90%       (23.88)% to (23.57)%
CORE BOND FUND DIVISION...    187      12.68 to 14.62        2,650          2.97%       0.00% to 0.90%          7.87% to 8.30%
AGGRESSIVE EQUITY FUND
  DIVISION................    206       7.29 to 11.03        2,038          0.00%       0.00% to 0.90%       (19.78)% to (19.46)%
NON-US FUND DIVISION......    201       7.25 to  8.47        1,669          1.53%       0.00% to 0.90%       (15.91)% to (15.57)%
VP INCOME & GROWTH FUND
  DIVISION................    277       7.14 to  9.12        2,402          1.14%       0.00% to 0.90%       (20.09)% to (19.37)%
VP INTERNATIONAL FUND
  DIVISION................    387       7.04 to  7.99        3,018          0.78%       0.00% to 0.90%       (21.08)% to (20.37)%
VP VALUE FUND DIVISION....    380      10.33 to 12.27        4,258          0.57%       0.00% to 0.90%       (13.40)% to (12.62)%
BOND PORTFOLIO FUND
  DIVISION................    174      12.32 to 13.06        2,186          0.63%       0.00% to 0.90%          7.83% to 8.80%
SMALL COMPANY PORTFOLIO
  FUND DIVISION...........    269       8.91 to 10.53        2,698          0.19%       0.00% to 0.90%       (22.35)% to (21.65)%
SEI VP LARGE CAP VALUE
  FUND DIVISION...........    697       8.18 to  9.09        6,242          1.47%       0.00% to 0.90%       (15.06)% to (14.30)%
SEI VP LARGE CAP GROWTH
  FUND DIVISION...........  1,014       3.50 to  7.98        3,597          0.00%       0.00% to 0.90%       (32.35)% to (31.74)%
SEI VP SMALL CAP VALUE
  FUND DIVISION...........    236       8.16 to 12.67        2,917          0.34%       0.00% to 0.90%        (9.37)% to (8.56)%

                                    AS OF DECEMBER 31, 2002                       FOR THE YEAR ENDED DECEMBER 31, 2002
                            ----------------------------------------   ----------------------------------------------------------
                            UNITS     UNIT FAIR VALUE     NET ASSETS    INVESTMENT       EXPENSE RATIO**       TOTAL RETURN***
                            (000)   (LOWEST TO HIGHEST)     (000)      INCOME RATIO*   (LOWEST TO HIGHEST)   (LOWEST TO HIGHEST)
                            -----   -------------------   ----------   -------------   -------------------   --------------------
SEI VP SMALL CAP GROWTH
  FUND DIVISION...........    226       5.06 to  7.60        1,161          0.00%       0.00% to 0.90%       (28.57)% to (27.93)%
SEI VP INTERNATIONAL
  EQUITY FUND DIVISION....    441       4.77 to  8.00        2,142          0.46%       0.00% to 0.90%       (18.88)% to (18.15)%
SEI VP EMERGING MARKETS
  EQUITY FUND DIVISION....    219       4.85 to  8.20        1,086          0.00%       0.00% to 0.90%        (9.84)% to (9.03)%
SEI VP CORE FIXED INCOME
  FUND DIVISION...........    359      10.74 to 12.82        4,531          3.99%       0.00% to 0.90%         9.20% to 10.07%
SEI VP HIGH YIELD BOND
  FUND DIVISION...........    113      10.17 to 10.78        1,194          7.56%       0.00% to 0.90%          4.59% to 5.47%
SEI VP INTERNATIONAL FIXED
  INCOME FUND DIVISION....    105      11.03 to 11.38        1,157          6.81%       0.00% to 0.90%         18.68% to 19.64%
SEI VP EMERGING MARKETS
  DEBT FUND DIVISION......     18      10.35 to 13.23          237          9.30%       0.00% to 0.90%          9.00% to 9.93%
JANUS MID CAP PORTFOLIO
  FUND DIVISION...........    790       3.26 to  8.19        2,599          0.00%       0.00% to 0.90%       (29.63)% to (28.99)%
T. ROWE PRICE SMALL CAP
  GROWTH PORTFOLIO FUND
  DIVISION................    310       5.78 to  7.77        1,810          0.00%       0.00% to 0.90%       (27.34)% to (26.68)%
T. ROWE PRICE LARGE CAP
  GROWTH PORTFOLIO FUND
  DIVISION................    516       6.43 to  8.27        3,355          0.28%       0.00% to 0.90%       (23.93)% to (23.24)%
NEUBERGER BERMAN MID CAP
  VALUE PORTFOLIO FUND
  DIVISION................     23       8.54 to  8.59          193          0.00%       0.00% to 0.90%       (10.44)% to (9.63)%
PUTNAM INTERNATIONAL STOCK
  PORTFOLIO FUND
  DIVISION................    111       8.10 to  8.24          908          0.00%       0.00% to 0.90%       (18.23)% to (17.49)%
MORGAN STANLEY EAFE INDEX
  PORTFOLIO FUND
  DIVISION................      1                8.09            8          0.00%       0.00% to 0.90%             (16.63)%
METLIFE STOCK INDEX
  PORTFOLIO FUND
  DIVISION................     17                8.19          139          0.00%       0.00% to 0.90%             (22.33)%
METLIFE MID CAP STOCK
  INDEX PORTFOLIO FUND
  DIVISION................      1                8.09           10          0.00%       0.00% to 0.90%             (14.91)%
STATE STREET RESEARCH
  LARGE-CAP VALUE
  PORTFOLIO FUND
  DIVISION................      1                7.81            7          0.38%       0.00% to 0.90%               N/A
STATE STREET RESEARCH
  DIVERSIFIED PORTFOLIO
  FUND DIVISION...........      0                9.04            1          0.00%       0.00% to 0.90%             (13.93)%
LEHMAN BROTHERS AGGREGATE
  BOND INDEX PORTFOLIO
  FUND DIVISION...........      3               10.80           29          0.00%       0.00% to 0.90%              10.23%
STATE STREET RESEARCH
  AURORA PORTFOLIO FUND
  DIVISION................      1                7.30            6          0.00%       0.00% to 0.90%             (21.32)%
JANUS GROWTH PORTFOLIO
  FUND DIVISION...........     69       5.35 to  7.67          375          0.00%       0.00% to 0.90%       (31.18)% to (30.56)%
RUSSELL 2000 INDEX
  PORTFOLIO FUND
  DIVISION................     27       7.53 to  7.83          204          0.00%       0.00% to 0.90%       (21.18)% to (20.46)%
HARRIS OAKMARK LARGE CAP
  VALUE PORTFOLIO FUND
  DIVISION................    210       8.19 to  8.38        1,755          0.32%       0.00% to 0.90%       (14.93)% to (14.16)%
ALGER EQUITY GROWTH SERIES
  FUND DIVISION...........    263       4.73 to  7.51        1,256          0.00%       0.00% to 0.90%       (33.77)% to (33.17)%
HARRIS OAKMARK FOCUSED
  VALUE SERIES FUND
  DIVISION................    342       8.74 to 10.36        3,523          0.16%       0.00% to 0.90%        (9.65)% to (8.84)%
DAVIS VENTURE VALUE SERIES
  FUND DIVISION...........     52       8.50 to  8.57          441          0.01%       0.00% to 0.90%       (17.12)% to (16.37)%
STATE STREET RESEARCH
  MONEY MARKET SERIES FUND
  DIVISION................     14               10.08          140         33.69%       0.00% to 0.90%              1.41%
STATE STREET RESEARCH BOND
  INCOME SERIES FUND
  DIVISION................    126      10.59 to 10.65        1,340          0.00%       0.00% to 0.90%          7.48% to 8.45%

                                    AS OF DECEMBER 31, 2002                       FOR THE YEAR ENDED DECEMBER 31, 2002
                            ----------------------------------------   ----------------------------------------------------------
                            UNITS     UNIT FAIR VALUE     NET ASSETS    INVESTMENT       EXPENSE RATIO**       TOTAL RETURN***
                            (000)   (LOWEST TO HIGHEST)     (000)      INCOME RATIO*   (LOWEST TO HIGHEST)   (LOWEST TO HIGHEST)
                            -----   -------------------   ----------   -------------   -------------------   --------------------
PIMCO INNOVATION PORTFOLIO
  FUND DIVISION...........     18       3.74 to  6.24           70          0.00%       0.00% to 0.90%       (51.01)% to (50.57)%
PIMCO TOTAL RETURN
  PORTFOLIO FUND
  DIVISION................    208      10.65 to 10.72        2,226          0.00%       0.00% to 0.90%          8.59% to 9.57%
MFS MID CAP GROWTH
  PORTFOLIO FUND
  DIVISION................      3       6.91 to  7.30           24          0.00%       0.00% to 0.90%       (44.50)% to (44.00)%
MET/AIM SMALL CAP GROWTH
  PORTFOLIO FUND
  DIVISION................    131       7.60 to  7.88        1,004          0.00%       0.00% to 0.90%       (27.90)% to (27.25)%
MET/AIM MID CAP CORE
  EQUITY PORTFOLIO FUND
  DIVISION................     11       8.49 to  8.60           98          0.09%       0.00% to 0.90%       (11.40)% to (10.60)%
STATE STREET RESEARCH
  CONCENTRATED
  INTERNATIONAL PORTFOLIO
  FUND DIVISION...........      8       8.34 to  8.50           67          0.21%       0.00% to 0.90%       (18.60)% to (17.87)%
GROWTH FUND DIVISION......    155       8.05 to  8.12        1,246          0.08%       0.00% to 0.90%       (25.13)% to (24.45)%
GROWTH-INCOME FUND
  DIVISION................    156       8.16 to  8.26        1,282          2.61%       0.00% to 0.90%       (19.07)% to (18.34)%
GLOBAL SMALL
  CAPITALIZATION FUND
  DIVISION................     28       7.67 to  7.82          212          0.25%       0.00% to 0.90%       (19.78)% to (19.05)%

---------------

  * These amounts represent the dividends, excluding distributions of capital gains, received by the divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the divisions invest.

 ** These ratios represent the annualized contract expenses of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                              FINANCIAL HIGHLIGHTS

     General American Separate Account Eleven sells a number of variable life insurance products, both of which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

     The following table was developed by determining which products offered by General American Separate Account Eleven have the lowest and highest total return. Only product designs within each Fund Division that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by General American as contract owners may not have selected all available and applicable contract options as discussed in Note 3.

                                    AS OF DECEMBER 31, 2001                       FOR THE YEAR ENDED DECEMBER 31, 2001
                            ----------------------------------------   ----------------------------------------------------------
                            UNITS     UNIT FAIR VALUE     NET ASSETS    INVESTMENT       EXPENSE RATIO**       TOTAL RETURN***
                            (000)   (LOWEST TO HIGHEST)     (000)      INCOME RATIO*   (LOWEST TO HIGHEST)   (LOWEST TO HIGHEST)
                            -----   -------------------   ----------   -------------   -------------------   --------------------
S & P 500 INDEX FUND
  DIVISION................  4,073     $ 9.21 to 42.99      $74,011          0.00%       0.00% to 0.90%       (12.80)% to (12.00)%
MONEY MARKET FUND
  DIVISION................  3,426      11.57 to 19.94       40,994          0.00%       0.00% to 0.90%          3.12% to 4.05%
BOND INDEX FUND
  DIVISION................    558      11.83 to 26.27        9,178          0.00%       0.00% to 0.90%          7.42% to 8.39%
MANAGED EQUITY FUND
  DIVISION................    302      11.01 to 37.07        7,793          0.00%       0.00% to 0.90%          0.92% to 1.89%
ASSET ALLOCATION FUND
  DIVISION................    577      11.09 to 38.92       12,411          0.00%       0.00% to 0.90%        (7.40)% to (6.57)%
INTERNATIONAL INDEX FUND
  DIVISION................    390       8.16 to 15.85        8,258          0.00%       0.00% to 0.90%       (21.69)% to (26.98)%
MID-CAP EQUITY FUND
  DIVISION................    446       8.06 to 14.82        5,538          0.00%       0.00% to 0.90%       (26.95)% to (26.28)%
SMALL-CAP EQUITY FUND
  DIVISION................    346      12.26 to 13.82        4,696          0.00%       0.00% to 0.90%         16.12% to 17.15%
VIP EQUITY-INCOME
  PORTFOLIO FUND
  DIVISION................  1,177      10.19 to 26.55       24,164          1.68%       0.00% to 0.90%        (5.81)% to (4.96)%
VIP GROWTH PORTFOLIO FUND
  DIVISION................  2,470       8.85 to 29.28       49,500          0.08%       0.00% to 0.90%       (18.39)% to (17.65)%
VIP OVERSEAS PORTFOLIO
  FUND DIVISION...........    830       7.96 to 17.15       11,330          5.56%       0.00% to 0.90%       (21.87)% to (21.17)%
VIP II ASSET MANAGER
  PORTFOLIO FUND
  DIVISION................    236      10.02 to 16.64        3,201          3.89%       0.00% to 0.90%        (4.95)% to (4.09)%
VIP HIGH INCOME PORTFOLIO
  FUND DIVISION...........    684        7.08 to 9.84        6,101         12.00%       0.00% to 0.90%       (12.52)% to (11.73)%
VIP MID CAP PORTFOLIO FUND
  DIVISION................    198      11.07 to 11.17        2,191          0.00%       0.00% to 0.90%        (4.08)% to (3.21)%
WORLDWIDE HARD ASSETS FUND
  DIVISION................     36       9.12 to 12.16          347          1.08%       0.00% to 0.90%       (11.25)% to (10.45)%
WORLDWIDE EMERGING MARKETS
  FUND DIVISION...........     83       8.91 to 13.78          816          0.00%       0.00% to 0.90%        (2.69)% to (1.81)%
MULTI-STYLE EQUITY FUND
  DIVISION................    606       9.41 to 14.23        7,720          0.46%       0.00% to 0.90%       (14.98)% to (14.64)%
CORE BOND FUND DIVISION...    244      11.71 to 13.51        3,204          5.82%       0.00% to 0.90%          6.45% to 6.87%
AGGRESSIVE EQUITY FUND
  DIVISION................    240       9.09 to 13.69        2,989          0.10%       0.00% to 0.90%        (3.24)% to (2.85)%
NON-US FUND DIVISION......    243       8.62 to 10.05        2,413          0.56%       0.00% to 0.90%       (22.73)% to (22.42)%

---------------

  * These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the Divisions invest.

 ** These ratios represent the annualized contract expenses of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                    AS OF DECEMBER 31, 2001                       FOR THE YEAR ENDED DECEMBER 31, 2001
                            ----------------------------------------   ----------------------------------------------------------
                            UNITS     UNIT FAIR VALUE     NET ASSETS    INVESTMENT       EXPENSE RATIO**       TOTAL RETURN***
                            (000)   (LOWEST TO HIGHEST)     (000)      INCOME RATIO*   (LOWEST TO HIGHEST)   (LOWEST TO HIGHEST)
                            -----   -------------------   ----------   -------------   -------------------   --------------------
VP INCOME & GROWTH FUND
  DIVISION................    336       8.94 to 11.37        3,458          0.92%       0.00% to 0.90%        (9.17)% to (8.35)%
VP INTERNATIONAL FUND
  DIVISION................    386       8.91 to 10.10        3,773          0.09%       0.00% to 0.90%       (29.81)% to (29.17)%
VP VALUE FUND DIVISION....    136      11.95 to 14.12        1,825          1.07%       0.00% to 0.90%         11.82% to 12.82%
BOND PORTFOLIO FUND
  DIVISION................     94      11.42 to 12.00        1,097          5.72%       0.00% to 0.90%          5.97% to 6.93%
SMALL COMPANY PORTFOLIO
  FUND DIVISION...........    242      11.47 to 13.51        3,129          0.04%       0.00% to 0.90%        (8.85)% to (8.03)%
SEI VP LARGE CAP VALUE
  FUND DIVISION...........    608      10.63 to 10.48        6,400          1.29%       0.00% to 0.90%        (3.46)% to (2.92)%
SEI VP LARGE CAP GROWTH
  FUND DIVISION...........    632        5.17 to 5.51        3,323          0.00%       0.00% to 0.90%       (27.80)% to (27.14)%
SEI VP SMALL CAP VALUE
  FUND DIVISION...........    190      13.43 to 13.85        2,606          0.51%       0.00% to 0.90%         13.86% to 14.89%
SEI VP SMALL CAP GROWTH
  FUND DIVISION...........    229        7.07 to 7.50        1,641          0.00%       0.00% to 0.90%       (22.62)% to (21.91)%
SEI VP INTERNATIONAL
  EQUITY FUND DIVISION....    437        5.88 to 6.24        2,642          0.14%       0.00% to 0.90%       (24.73)% to (24.06)%
SEI VP EMERGING MARKETS
  EQUITY FUND DIVISION....    208        5.36 to 6.07        1,170          0.00%       0.00% to 0.90%       (11.89)% to (11.08)%
SEI VP CORE FIXED INCOME
  FUND DIVISION...........    825      11.49 to 11.63        9,524          0.00%       0.00% to 0.90%          6.73% to 7.57%
SEI VP HIGH YIELD BOND
  FUND DIVISION...........    114      10.05 to 10.22        1,152          9.26%       0.00% to 0.90%          3.07% to 4.00%
SEI VP INTERNATIONAL FIXED
  INCOME FUND DIVISION....     92        9.28 to 9.59          859          0.78%       0.00% to 0.90%        (6.16)% to (5.32)%
SEI VP EMERGING MARKETS
  DEBT FUND DIVISION......     24      11.89 to 12.04          284         10.27%       0.00% to 0.90%         11.56% to 12.56%
JANUS MID CAP PORTFOLIO
  FUND DIVISION...........    848        4.63 to 4.70        3,944          0.00%       0.00% to 0.90%       (37.90)% to (37.32)%
T. ROWE PRICE LARGE CAP
  GROWTH PORTFOLIO FUND
  DIVISION................    258        8.45 to 8.58        2,197          0.01%       0.00% to 0.90%       (10.70)% to (9.90)%
T. ROWE PRICE SMALL CAP
  GROWTH PORTFOLIO FUND
  DIVISION................    160        7.96 to 8.08        1,280          0.00%       0.00% to 0.90%        (9.86)% to (9.03)%
ALGER EQUITY GROWTH SERIES
  FUND DIVISION...........    116        7.14 to 7.24          833          0.21%       0.00% to 0.90%       (12.79)% to (12.02)%
JANUS GROWTH PORTFOLIO
  FUND DIVISION...........      9        7.78 to 7.77           70          0.00%       0.00% to 0.90%         10.67% to 10.92%
HARRIS OAKMARK FOCUSED
  VALUE SERIES FUND
  DIVISION................    114      11.30 to 11.37        1,301          0.00%       0.00% to 0.90%         26.66% to 27.78%
PIMCO INNOVATION PORTFOLIO
  FUND DIVISION...........      2        7.63 to 7.68           15          0.00%       0.00% to 0.90%         46.35% to 46.68%

---------------

  * These amounts represent the dividends, excluding distributions of capital gains, received by the divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the divisions invest.

 ** These ratios represent the annualized contract expenses of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                        AMERICAN VISION SERIES VUL 2002

                                Flexible Premium
                        Variable Life Insurance Policies
                                   Issued by
                  General American Separate Account Eleven of
                    General American Life Insurance Company
                               700 Market Street
                           St. Louis, Missouri 63101
                                 (314) 231-1700

    This prospectus offers individual flexible premium variable life insurance policies (the "Policies") issued by General American Life Insurance Company ("General American").

    You allocate net premiums among the investment Divisions of General American's Separate Account Eleven (the "Separate Account"). Each Division of the Separate Account invests in shares of an Eligible Fund. The Eligible Funds are:


METROPOLITAN SERIES FUND, INC.


Alger Equity Growth Portfolio


Davis Venture Value Portfolio


Harris Oakmark Focused Value Portfolio


Harris Oakmark Large Cap Value Portfolio


Janus Mid Cap Portfolio


Lehman Brothers(R) Aggregate Bond Index Portfolio


MetLife Mid Cap Stock Index Portfolio


MetLife Stock Index Portfolio


Morgan Stanley EAFE(R) Index Portfolio


Neuberger Berman Partners Mid Cap Value Portfolio


Putnam International Stock Portfolio


Russell 2000(R) Index Portfolio


State Street Research Aggressive Growth Portfolio


State Street Research Aurora Portfolio


State Street Research Bond Income Portfolio


State Street Research Diversified Portfolio


State Street Research Large Cap Value Portfolio


State Street Research Money Market Portfolio


T. Rowe Price Large Cap Growth Portfolio


T. Rowe Price Small Cap Growth Portfolio



MET INVESTORS SERIES TRUST



Harris Oakmark International Portfolio


Janus Aggressive Growth Portfolio


Met/AIM Mid Cap Core Equity Portfolio


Met/AIM Small Cap Growth Portfolio


PIMCO Innovation Portfolio


PIMCO Total Return Portfolio


T. Rowe Price Mid-Cap Growth Portfolio



FIDELITY(R) VARIABLE INSURANCE PRODUCTS



VIP Asset Manager Portfolio


VIP Equity-Income Portfolio


VIP Growth Portfolio


VIP High Income Portfolio


VIP Overseas Portfolio



AMERICAN FUNDS INSURANCE SERIES


American Funds Global Small Capitalization Fund


American Funds Growth Fund


American Funds Growth-Income Fund





    You receive State Street Research Money Market Division performance until 15 days (less in some states) after we apply your initial premium payment to the Policy. Thereafter, we invest the Policy's cash value according to your instructions.

    You may also allocate net premiums to our General Account in most states. Special limits apply to General Account transfers, premium allocations and withdrawals.

    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

    WE DO NOT GUARANTEE HOW ANY OF THE DIVISIONS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

    THIS PROSPECTUS PROVIDES A GENERAL DESCRIPTION OF THE POLICY. POLICIES ISSUED IN YOUR STATE MAY PROVIDE DIFFERENT FEATURES AND BENEFITS FROM, AND IMPOSE DIFFERENT COSTS THAN, THOSE DESCRIBED IN THIS PROSPECTUS. YOUR ACTUAL POLICY AND ANY ENDORSEMENTS ARE THE CONTROLLING DOCUMENTS. YOU SHOULD READ THE POLICY CAREFULLY FOR ANY VARIATIONS IN YOUR STATE.

                                  MAY 1, 2003

                               TABLE OF CONTENTS


                                                              PAGE
                                                              -----
SUMMARY OF BENEFITS AND RISKS...............................    A-4
     Benefits of the Policy.................................    A-4
     Risks of the Policy....................................    A-5
     Risks of the Eligible Funds............................    A-7
FEE TABLES..................................................    A-7
     Transaction Fees.......................................    A-7
     Periodic Charges Other Than Eligible Fund Operating
      Expenses..............................................    A-8
     Annual Eligible Fund Operating Expenses................   A-11
HOW THE POLICY WORKS........................................   A-14
THE COMPANY, THE SEPARATE ACCOUNT AND THE ELIGIBLE FUNDS....   A-15
     The Company............................................   A-15
     The Separate Account...................................   A-15
     The Eligible Funds.....................................   A-15
     Share Classes of the Eligible Funds....................   A-18
     Voting Rights..........................................   A-18
     Rights Reserved by General American....................   A-18
THE POLICIES................................................   A-19
     Purchasing a Policy....................................   A-19
     Replacing Existing Insurance...........................   A-19
     Policy Owner and Beneficiary...........................   A-19
     24 Month Conversion Right..............................   A-20
     Change of Insured Person...............................   A-20
PREMIUMS....................................................   A-20
     Flexible Premiums......................................   A-20
     Amount Provided for Investment under the Policy........   A-21
     Right to Examine Policy................................   A-22
     Allocation of Net Premiums.............................   A-22
RECEIPT OF COMMUNICATIONS AND PAYMENTS AT GENERAL AMERICAN'S
  ADMINISTRATIVE OFFICE.....................................   A-22
     Payment of Proceeds....................................   A-23
CASH VALUE..................................................   A-23
DEATH BENEFITS..............................................   A-24
     Death Proceeds Payable.................................   A-25
     Change in Death Benefit Option.........................   A-26
     Increase in Face Amount................................   A-26
     Reduction in Face Amount...............................   A-26
SURRENDERS AND PARTIAL WITHDRAWALS..........................   A-27
     Surrender..............................................   A-27
     Partial Withdrawal.....................................   A-27
TRANSFERS...................................................   A-28
     Transfer Option........................................   A-28
     Dollar Cost Averaging/Portfolio Rebalancing............   A-29
LOANS.......................................................   A-29

                                                              PAGE
                                                              -----
LAPSE AND REINSTATEMENT.....................................   A-30
     Lapse..................................................   A-30
     Reinstatement..........................................   A-32
ADDITIONAL BENEFITS BY RIDER................................   A-32
THE GENERAL ACCOUNT.........................................   A-33
     General Description....................................   A-33
     Values and Benefits....................................   A-33
     Policy Transactions....................................   A-33
CHARGES.....................................................   A-34
     Deductions from Premiums...............................   A-34
     Surrender Charge.......................................   A-35
     Partial Withdrawal Charge..............................   A-36
     Transfer Charge........................................   A-36
     Monthly Deduction from Cash Value......................   A-36
     Loan Interest Spread...................................   A-39
     Charges Against the Eligible Funds and the Divisions of
      the Separate Account..................................   A-39
TAX CONSIDERATIONS..........................................   A-39
     Introduction...........................................   A-39
     Tax Status of the Policy...............................   A-39
     Tax Treatment of Policy Benefits.......................   A-40
     General American's Income Taxes........................   A-42
DISTRIBUTION OF THE POLICIES................................   A-43
LEGAL PROCEEDINGS...........................................   A-43
RESTRICTIONS ON FINANCIAL TRANSACTIONS......................   A-43
EXPERTS.....................................................   A-44
FINANCIAL STATEMENTS........................................   A-44
GLOSSARY....................................................   A-45
APPENDIX A: GUIDELINE PREMIUM TEST AND CASH VALUE
  ACCUMULATION TEST.........................................   A-46

                         SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

BENEFITS OF THE POLICY

DEATH PROCEEDS. The policies are designed to provide insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured's death plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

CHOICE OF DEATH BENEFIT OPTION. You may choose between two death benefit options:

     -- a level death benefit that equals the Policy's face amount, and

     -- a variable death benefit that equals the Policy's face amount plus the Policy's cash value.

The death benefit under either option could increase to satisfy Federal tax law requirements if the cash value reaches certain levels. After the first Policy year and prior to the insured's age 100 (age 85 in Florida and Oregon), you may change your death benefit option. A change in death benefit option may have tax consequences.

PREMIUM FLEXIBILITY. You can make premium payments based on a schedule you determine, subject to some limits. You may change your payment schedule at any time or make a payment that does not correspond to your schedule. We can, however, limit or prohibit payments in some situations.

RIGHT TO EXAMINE THE POLICY. During the first ten days following your receipt of the Policy (more in some states), you have the right to return the Policy to us. Depending on state law, we will refund the premiums you paid, the Policy's cash value or any other amount required by state insurance law.


INVESTMENT OPTIONS. You can allocate your net premiums and cash value among your choice of the investment Divisions in the Separate Account, each of which corresponds to a mutual fund portfolio, or "Eligible Fund." The Eligible Funds available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds and a money market fund. In most states you may also allocate premiums and cash value to our General Account which provides guarantees of interest and principal. You may change your allocation of future premiums at any time.


PARTIAL WITHDRAWALS. You may withdraw cash surrender value from your Policy at any time after the Right to Examine the Policy period. We reserve the right to limit partial withdrawals to no more than 90% of the Policy's cash surrender value. We may limit the number of partial withdrawals to 12 per Policy year or impose a processing charge of $25 for each partial withdrawal in excess of 12 per year. Partial withdrawals may have tax consequences.

TRANSFERS. You may transfer your Policy's cash value among the Divisions or between the Divisions and the General Account. We may limit the number of transfers among the Divisions and the General Account to no more than 12 per Policy year. We may impose a processing charge of $25 for each transfer in excess of 12 per Policy year.

We offer the following automated transfer privileges:

     - DOLLAR COST AVERAGING. Under the dollar cost averaging program, you may authorize us to make automatic transfers of your Policy's cash value from the State Street Research Money Market Division to one or more other Divisions on a periodic basis.

     - PORTFOLIO REBALANCING. Under the portfolio rebalancing program, we automatically reallocate your Policy's cash value among the Divisions and the General Account periodically to return the allocation to the percentages you specify.

LOANS. You may borrow from the cash value of your Policy. The maximum amount you may borrow is an amount equal to the Policy's cash value net of the surrender charge, reduced by monthly deductions and interest charges through the next Policy anniversary, increased by interest credits through the next Policy anniversary, less any existing Policy loans. We charge you a maximum annual interest rate of 3.5% on your loan. However, we credit interest at an annual rate of at least 3% on amounts held in the Loan Account to support your loan. Loans may have tax consequences.


SURRENDERS. You may surrender the Policy for its cash surrender value at any time. Cash surrender value equals the cash value reduced by any Policy loan and accrued loan interest and by any applicable surrender charge. A surrender may have tax consequences.

TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in cash value should not be taxable to you. As long as your Policy is not a modified endowment contract, partial withdrawals should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. Death benefits paid to your beneficiary should be free of Federal income tax.

CONVERSION PRIVILEGE. During the first two Policy years, you may convert the Policy to fixed benefit coverage by irrevocably electing to transfer all of your cash value, and to allocate all future premiums, to the General Account. The purpose of the conversion is to provide you with fixed Policy values and benefits. The transfer will not be subject to any transfer charge and will have no effect on the Policy's death benefit, face amount or net amount at risk. In some states you may be able to exchange the Policy for a fixed benefit life insurance policy.

SUPPLEMENTAL BENEFITS AND RIDERS. We offer several riders that provide supplemental benefits under the Policy, such as the Supplemental Coverage Term Rider, which provides an additional death benefit payable on the death of the insured. We generally deduct any monthly charges for these riders as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.

PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY

INVESTMENT RISK. If you invest your Policy's cash value in one or more Divisions, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could lapse without value, unless you pay additional premium. If you allocate cash value to the General Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 3%.

SURRENDER AND WITHDRAWAL RISKS. The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and should not be used as a short-term savings vehicle. If you surrender the Policy within the first 10 Policy years (or within the first 10 Policy years following a face amount increase), you will be subject to a surrender charge as well as income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to a surrender charge if you make a partial withdrawal from the Policy within the first 10 Policy years (or the first 10 Policy years following the face amount increase) if the partial withdrawal reduces the face amount (or the face amount increase).

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges determine the cash surrender value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).

RISK OF LAPSE. Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Divisions is poor. If your cash surrender value is not enough to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Your Policy generally will not lapse: (1) during the first five Policy years, if you pay certain required premium amounts; or (2) if you are protected by the Secondary Guarantee Rider. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a policy on which there is an outstanding loan may have adverse tax consequences.

TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard or guaranteed issue basis, or if a term rider is added, there is some risk that your Policy may not be treated as a life insurance contract under Federal tax law, particularly if you pay the full amount of premiums permitted under the Policy. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.

Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your policy becomes a modified endowment contract, surrenders, partial withdrawals and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age
59 1/2 at the time of the surrender, partial withdrawal or loan, the amount that is included in income will generally be subject to a 10% penalty tax.

If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

LOAN RISKS. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the Divisions and/or General Account as collateral, and hold it in our Loan Account. This loan collateral does not participate in the investment experience of the Divisions or receive any higher current interest rate credited to the General Account.

We also reduce the amount we pay on the insured's death by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduces the cash surrender value to zero.

If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial withdrawals exceed the premiums paid. Since loans and partial withdrawals reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.

LIMITATIONS ON CASH VALUE IN THE GENERAL ACCOUNT. Transfers to and withdrawals from the General Account must generally be in amounts of $500 or more. The total amount of transfers and withdrawals from the General Account in a Policy year may not exceed a Maximum Amount equal to the greater of 25% of the Policy's cash surrender value in the General Account at the beginning of the year, or the Maximum Amount for the preceding Policy year. We may also limit transfers and partial withdrawals to 12 per Policy year and may impose a processing charge for transfers and partial withdrawals in excess of 12 per Policy year.

TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE ELIGIBLE FUNDS

A comprehensive discussion of the risks associated with each of the Eligible Funds can be found in the Eligible Fund prospectuses attached at the end of this prospectus. THERE IS NO ASSURANCE THAT ANY OF THE ELIGIBLE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                   FEE TABLES

     The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among accounts.

     If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, gender, or underwriting class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Administrative Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insured's age and underwriting class, the death benefit option, face amount, planned periodic premiums and riders requested.

TRANSACTION FEES


---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Sales Charge Imposed   On payment of premium    5% in Policy years 1-10  5% in all Policy years
 on Premiums                                     2% in Policy years 11+   (5.6% in NC)
---------------------------------------------------------------------------------------------------
 Premium Tax Imposed    On payment of premium    2.5% in all Policy       2.5% in all Policy years
 on Premiums                                     years                    (1.9% in NC)
---------------------------------------------------------------------------------------------------
 Federal Tax Imposed    On payment of premium    1.25% in all Policy      1.25% in all Policy years
 on Premiums                                     years
---------------------------------------------------------------------------------------------------
 Surrender Charge(1)    On surrender, lapse, or  In Policy year 1, 45%    In Policy year 1, 45% of
                        face amount reduction    of the Target Premium    the Target Premium (less
                        in the first 10 Policy   (less in other Policy    in other Policy years--
                        years (and, with         years--see footnote)(2)  see footnote)(2)
                        respect to a face
                        amount increase, in the
                        first 10 Policy years
                        after the increase)
---------------------------------------------------------------------------------------------------
 Transfer Charge        On transfer of cash      Not currently charged    $25 for each transfer in
                        value among Divisions                             excess of 12 per Policy
                        and to and from the                               year
                        General Account
---------------------------------------------------------------------------------------------------
 Partial Withdrawal     On partial withdrawal    Not currently charged    $25 for each partial
 Charge                 of cash value                                     withdrawal in excess of
                                                                          12 per Policy year
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Face Amount Increase   On Policy's monthly      $100 per increase        $100 per increase
 Administrative Charge  anniversary following a
                        face amount increase
---------------------------------------------------------------------------------------------------


------------

(1) For the first partial withdrawal in each Policy year, no Surrender Charge will apply on up to 10% of the cash surrender value at the time of withdrawal. The Surrender Charge period is nine years for insureds who are age 90 at issue. A pro rata portion of the Surrender Charge applies to a requested face amount reduction, as well as to a face amount reduction resulting from a partial withdrawal or a change in death benefit option.



(2) The Target Premium varies by issue age, sex, smoking status, substandard rating (if any), and the base Policy's face amount. After the first Policy year, the Surrender Charge declines ratably on a monthly basis from 45% to 0% by the last month of the 10th Policy year.


     The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Eligible Fund fees and expenses.

PERIODIC CHARGES OTHER THAN ELIGIBLE FUND OPERATING EXPENSES


--------------------------------------------------------------------------------------------------
       CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
--------------------------------------------------------------------------------------------------
 Cost of Insurance(1)
  Minimum and Maximum  Monthly                  $.01 to $83.33 per       $.06 to $83.33 per $1,000
  Charge                                        $1,000 of net amount at  of net amount at risk(2)
                                                risk(2)
  Charge in the first  Monthly                  $.15 per $1,000 of net   $.19 per $1,000 of net
  Policy year for a                             amount at risk           amount at risk
  male insured, age
  40, in the
  preferred nonsmoker
  underwriting class
  with a face amount
  of $450,000
--------------------------------------------------------------------------------------------------
 Policy Charge         Monthly                  $25 in Policy year 1     $25 in Policy year 1
                                                $6 in Policy years 2+    $6 in Policy years 2+
--------------------------------------------------------------------------------------------------
 Asset Charge (annual  Monthly                  .60% in Policy years     .70% in Policy years 1-10
 rate imposed on cash                           1-10 .25% in Policy      .35% in Policy years
 value in the                                   years 11-20              11-20
 Separate Account)                              .15% in Policy years     .25% in Policy years 21+
                                                21+
--------------------------------------------------------------------------------------------------
 Administration and
 Issue Expense Charge
  Minimum and Maximum  Monthly during first 10  $.03-$.38 per $1,000 of  $.03-$.38 per $1,000 of
  Charge               Policy years (and, with  base Policy face amount  base Policy and
                       respect to a face                                 Supplemental Coverage
                       amount increase, during                           Term Rider face amount
                       the first 10 Policy
                       years after the
                       increase)
  Charge for a male    Monthly during first 10  $.17 per $1,000 of base  $.17 per $1,000 of base
  insured, age 40, in  Policy years (and, with  Policy face amount       Policy and Supplemental
  the preferred        respect to a face                                 Coverage Term Rider face
  nonsmoker            amount increase, during                           amount
  underwriting class   the first 10 Policy
                       years after the
                       increase)
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
       CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
--------------------------------------------------------------------------------------------------
 Loan Interest         Annually (or on loan     .50% of loan collateral  .50% of loan collateral
 Spread(3)             termination, if
                       earlier)
--------------------------------------------------------------------------------------------------


------------

(1) The cost of insurance charge varies based on individual characteristics, including the insured's age, risk class and except for unisex policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your registered representative.



(2) The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 3% per year) and the Policy's cash value.



(3) We charge interest on Policy loans at an effective rate of 3.5% per year. Cash value we hold as security for the loan ("loan collateral") earns interest at an effective rate of not less than 3% per year. The loan interest spread is the difference between these interest rates. The current loan interest spread is .50% in Policy years 1-10, .25% in Policy years 11-20 and .00% thereafter.


 Charges for Optional Features (Riders):


---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Supplemental Coverage
 Term Rider(1)
  Minimum and Maximum   Monthly                  $.01 to $83.33 per       $.06 to $83.33 per $1,000
  Charge                                         $1,000 of net amount at  of net amount at risk
                                                 risk
  Charge in the first
  Policy year for a     Monthly                  $.22 per $1,000 of net   $.30 per $1,000 of net
  male insured, age                              amount at risk           amount at risk
  45, in the preferred
  nonsmoker
  underwriting class
  with a rider face
  amount of $250,000
---------------------------------------------------------------------------------------------------
 Adjustable Benefit
 Term Rider
  Minimum and Maximum   Monthly                  $.01 to $83.33 per       $.08 to $83.33 per $1,000
  Charge                                         $1,000 of net amount at  of net amount at risk
                                                 risk
  Charge in the first   Monthly                  $.15 per $1,000 of net   $.19 per $1,000 of net
  Policy year for a                              amount at risk           amount at risk
  male insured, age
  40, in the preferred
  nonsmoker
  underwriting class
  with a rider face
  amount of $450,000
---------------------------------------------------------------------------------------------------
 Temporary Term
 Insurance Rider
  Minimum and Maximum   Monthly                  $.06 to $2.92 per        $.06 to $2.92 per $1,000
  Charge                                         $1,000 of rider face     of rider face amount
                                                 amount
  Charge for a male     Monthly                  $.08 per $1,000 of       $.08 per $1,000 of rider
  insured, age 40, in                            rider face amount        face amount
  the preferred
  nonsmoker
  underwriting class
  with a rider face
  amount of $450,000
---------------------------------------------------------------------------------------------------


------------

(1) The Rider is subject to the Administration and Issue Expense Charge, as described in the preceding table.

--------------------------------------------------------------------------------------------------
       CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
--------------------------------------------------------------------------------------------------
 Secondary Guarantee   Monthly                  $.01 per $1,000 of net   $.01 per $1,000 of net
 Rider                                          amount at risk           amount at risk
--------------------------------------------------------------------------------------------------
 Waiver of Monthly
 Deduction Rider
  Minimum and Maximum  Monthly                  $2.40 to $61.44 per      $2.40 to $61.44 per $100
  Charge                                        $100 of Monthly          of Monthly Deduction
                                                Deduction
  Charge in the first  Monthly                  $6.30 per $100 of        $6.30 per $100 of Monthly
  Policy year for a                             Monthly Deduction        Deduction
  male insured, age
  35, in the
  preferred nonsmoker
  underwriting class
--------------------------------------------------------------------------------------------------
 Waiver of Specified
 Premium Rider
  Minimum and Maximum  Monthly                  $1.30 to $21.75 per      $1.30 to $21.75 per $100
  Charge                                        $100 of Specified        of Specified Premium
                                                Premium
  Charge in the first  Monthly                  $3.25 per $100 of        $3.25 per $100 of
  Policy year for a                             Specified Premium        Specified Premium
  male insured, age
  40, in the
  preferred nonsmoker
  underwriting class
--------------------------------------------------------------------------------------------------
 Options to Purchase
 Additional Life
 Insurance Rider
  Minimum and Maximum  Monthly                  $.02 to $.25 per $1,000  $.02 to $.25 per $1,000
  Charge                                        of Option amount         of Option amount
  Charge for a male    Monthly                  $.02 per $1,000 of       $.02 per $1,000 of Option
  insured, age 20, in                           Option amount            amount
  the elite nonsmoker
  underwriting class
  with a face amount
  of $350,000
--------------------------------------------------------------------------------------------------
 Guaranteed Survivor
 Plus Purchase Option
 Rider
  Minimum and Maximum  Monthly                  $.02 to $9.27 per        $.02 to $9.27 per $1,000
  Charge                                        $1,000 of Option amount  of Option amount
  Charge for a male    Monthly                  $.05 per $1,000 of       $.05 per $1,000 of Option
  insured, age 40, in                           Option amount            amount
  the preferred
  nonsmoker
  underwriting class
  with a face amount
  of $450,000
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
       CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
--------------------------------------------------------------------------------------------------
 Option to Purchase
 Long Term Care
 Insurance Rider
  Minimum and Maximum  Monthly                  $.20 to $1.88 per $10    $.20 to $1.88 per $10 of
  Charge                                        of initial daily         initial daily benefit
                                                benefit amount           amount
  Charge for a male    Monthly                  $.37 per $10 of initial  $.37 per $10 of initial
  insured, age 35, in                           daily benefit amount     daily benefit amount
  the preferred
  nonsmoker
  underwriting class
--------------------------------------------------------------------------------------------------


ANNUAL ELIGIBLE FUND OPERATING EXPENSES


     The next table describes the Eligible Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Eligible Funds for the fiscal year ended December 31, 2002, before and after any contractual fee waivers and expense reimbursements. Expenses of the Eligible Funds may be higher or lower in the future. More detail concerning each Eligible Fund's fees and expenses is contained in the table that follows and in the prospectus for each Eligible Fund.



                                                            MINIMUM   MAXIMUM
                                                            -------   -------
Total Annual Eligible Fund Operating Expenses
  (expenses that are deducted from Eligible Fund assets,
  including management fees, distribution (12b-1) fees and
  other expenses).........................................    .31%     2.49%
Net Total Annual Eligible Fund Operating Expenses
  (net of any contractual fee waivers and expense
  reimbursements)*........................................    .31%     1.20%


        ----------------------------


        * The range of Net Total Annual Eligible Fund Operating Expenses takes into account contractual arrangements for certain
          Eligible Funds that require the investment adviser to reimburse or waive Eligible Fund operating expenses until April 30, 2004, as described in more detail below.



     The following table describes the annual operating expenses for each Eligible Fund for the year ended December 31, 2002, before and after any applicable contractual fee waivers and expense reimbursements:


ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                           GROSS        FEE WAIVERS     NET TOTAL
                                        MANAGEMENT    OTHER     12B-1   TOTAL ANNUAL    AND EXPENSE      ANNUAL
                                           FEES      EXPENSES   FEES      EXPENSES     REIMBURSEMENTS   EXPENSES
                                        ----------   --------   -----   ------------   --------------   ---------
METROPOLITAN SERIES FUND, INC. (CLASS
  A SHARES)
Alger Equity Growth Portfolio.........     .75%        .04%     .00%        .79%            .00%           .79%
Davis Venture Value Portfolio.........     .75%        .05%     .00%        .80%            .00%           .80%(1)
Harris Oakmark Focused Value
  Portfolio...........................     .75%        .07%     .00%        .82%            .00%           .82%
Harris Oakmark Large Cap Value
  Portfolio...........................     .75%        .08%     .00%        .83%            .00%           .83%(1)
Janus Mid Cap Portfolio...............     .69%        .06%     .00%        .75%            .00%           .75%
Lehman Brothers Aggregate Bond Index
  Portfolio...........................     .25%        .09%     .00%        .34%            .00%           .34%
MetLife Mid Cap Stock Index
  Portfolio...........................     .25%        .18%     .00%        .43%            .00%           .43%
MetLife Stock Index Portfolio.........     .25%        .06%     .00%        .31%            .00%           .31%
Morgan Stanley EAFE Index Portfolio...     .30%        .49%     .00%        .79%            .04%           .75%(2)
Neuberger Berman Partners Mid Cap
  Value Portfolio.....................     .69%        .11%     .00%        .80%            .00%           .80%(1)

                                                                           GROSS        FEE WAIVERS     NET TOTAL
                                        MANAGEMENT    OTHER     12B-1   TOTAL ANNUAL    AND EXPENSE      ANNUAL
                                           FEES      EXPENSES   FEES      EXPENSES     REIMBURSEMENTS   EXPENSES
                                        ----------   --------   -----   ------------   --------------   ---------
Putnam International Stock
  Portfolio...........................     .90%        .22%     .00%       1.12%            .00%          1.12%
Russell 2000 Index Portfolio..........     .25%        .24%     .00%        .49%            .00%           .49%
State Street Research Aggressive
  Growth Portfolio....................     .73%        .06%     .00%        .79%            .00%           .79%(1)
State Street Research Aurora
  Portfolio...........................     .85%        .10%     .00%        .95%            .00%           .95%
State Street Research Bond Income
  Portfolio...........................     .40%        .11%     .00%        .51%            .00%           .51%
State Street Research Large Cap Value
  Portfolio...........................     .70%       1.63%     .00%       2.33%           1.38%           .95%(2)
State Street Research Money Market
  Portfolio...........................     .35%        .08%     .00%        .43%            .00%           .43%
T. Rowe Price Large Cap Growth
  Portfolio...........................     .63%        .14%     .00%        .77%            .00%           .77%(1)
T. Rowe Price Small Cap Growth
  Portfolio...........................     .52%        .09%     .00%        .61%            .00%           .61%
(CLASS E SHARES)
State Street Research Diversified
  Portfolio...........................     .44%        .05%     .15%        .64%            .00%           .64%(1)
MET INVESTORS SERIES TRUST (CLASS A
  SHARES)
Harris Oakmark International
  Portfolio...........................     .85%       1.64%     .00%       2.49%           1.29%          1.20%(3,4)
Janus Aggressive Growth Portfolio.....     .80%        .62%     .00%       1.42%            .52%           .90%(3,4)
Met/AIM Mid Cap Core Equity
  Portfolio...........................     .75%        .89%     .00%       1.64%            .69%           .95%(3,4)
Met/AIM Small Cap Growth Portfolio....     .90%       1.20%     .00%       2.10%           1.05%          1.05%(3,4)
PIMCO Innovation Portfolio............     .95%        .78%     .00%       1.73%            .63%          1.10%(3,4)
PIMCO Total Return Portfolio..........     .50%        .15%     .00%        .65%            .00%           .65%
T. Rowe Price Mid-Cap Growth
  Portfolio...........................     .75%        .45%     .00%       1.20%            .25%           .95%(3,4)
FIDELITY VARIABLE INSURANCE PRODUCTS
  (INITIAL CLASS SHARES)
VIP Asset Manager Portfolio...........     .53%        .10%     .00%        .63%            .00%           .63%
VIP Equity-Income Portfolio...........     .48%        .09%     .00%        .57%            .00%           .57%
VIP Growth Portfolio..................     .58%        .09%     .00%        .67%            .00%           .67%
VIP High Income Portfolio.............     .58%        .12%     .00%        .70%            .00%           .70%
VIP Overseas Portfolio................     .73%        .17%     .00%        .90%            .00%           .90%
AMERICAN FUNDS INSURANCE SERIES (CLASS
  2 SHARES)
American Funds Global Small
  Capitalization Fund.................     .80%        .04%     .25%       1.09%            .00%          1.09%
American Funds Growth Fund............     .38%        .02%     .25%        .65%            .00%           .65%
American Funds Growth-Income Fund.....     .34%        .01%     .25%        .60%            .00%           .60%


---------------


(1) Net Total Annual Expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Net Total Annual Expenses would have been: .78% for the Davis Venture Value Portfolio; .82% for the Harris Oakmark Large Cap Value Portfolio; .77% for the Neuberger Berman Partners Mid Cap Value Portfolio; .78% for the State Street Research Aggressive Growth Portfolio; .76% for the T. Rowe Price Large Cap Growth Portfolio; and .63% for the State Street Research Diversified Portfolio.



(2) Our affiliate, MetLife Advisers, LLC ("MetLife Advisers"), and the Metropolitan Series Fund, Inc. (the "Met Series Fund") have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of certain Portfolios of the Met Series Fund, so that Net Total Annual Expenses of these Portfolios will not exceed, at any time prior to April 30, 2004, the percentages shown in the table. Under the agreement, if certain conditions are met, MetLife Advisers may be reimbursed for fees waived and Expenses paid with respect to the State Street Research Large Cap Value Portfolio if, in the future, actual Expenses of this

Portfolio are less than the expense limit. Net Total Annual Expenses for the State Street Research Large Cap Value Portfolio have been restated to reflect the terms of the Expense Agreement.



(3) Net Total Annual Expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Net Total Annual Expenses would have been: 1.18% for the Harris Oakmark International Portfolio; .82% for the Janus Aggressive Growth Portfolio; .91% for the Met/AIM Mid Cap Core Equity Portfolio; 1.03% for the Met/AIM Small Cap Growth Portfolio; 1.04% for the PIMCO Innovation Portfolio; and .88% for the
    T. Rowe Price Mid-Cap Growth Portfolio.



(4) Our affiliate, Met Investors Advisory LLC ("Met Investors Advisory"), and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that Net Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2004, the percentages shown in the table. Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory. Net Total Annual Expenses for the Harris Oakmark International Portfolio, the Janus Aggressive Growth Portfolio, the Met/AIM Mid Cap Core Equity Portfolio and the T. Rowe Price Mid-Cap Growth Portfolio have been restated to reflect the terms of the Expense Limitation Agreement.





     The fee and expense information regarding the Eligible Funds was provided by those Eligible Funds. Fidelity Variable Insurance Products and the American Funds Insurance Series are not affiliated with General American.



     An investment adviser or affiliates thereof may compensate General American and/or certain affiliates for administrative, distribution, or other services relating to the Eligible Funds. We (or our affiliates) may also be compensated with 12b-1 fees from the Eligible Funds. This compensation is based on assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. Some funds or their advisers (or other affiliates) may pay us more than others, and the amounts paid may be significant. An affiliate of General American may also receive brokerage commissions on securities transactions initiated by an investment adviser.


     For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

                              HOW THE POLICY WORKS
                                  [FLOW CHART]

Premium Payments

-  Flexible

-  Planned premium options

-  No Lapse Premium (in first five Policy years)

-  Secondary Guarantee Premium (to age 100)

Charges from Premium Payments

-  Sales Load: 5% (currently 2% in Policy years 11 and thereafter)

-  Premium Tax Charge: 2.5%

-  Charge for Federal Taxes: 1.25%

Cash Values

- Net premium payments invested in your choice of Eligible Fund investments or the General Account (generally after an initial period in the State Street Research Money Market Division)

- The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy

-  We do not guarantee the cash value invested in the Eligible Funds

-  Any earnings you accumulate are generally free of any current income taxes

- You may change the allocation of future net premiums at any time. You may transfer funds among investment options (and to the General Account). Currently we do not limit the number of transfers you can make in a Policy year.

- We reserve the right to impose a $25 charge on each partial withdrawal in excess of 12 per Policy year and on each transfer (including a transfer between a Division and the General Account) in excess of 12 per Policy year.

-  We limit the amount of transfers from (and in some cases to) the General
   Account

- You may allocate your cash value among a maximum of 49 accounts over the life of the Policy.

Loans

-  You may borrow your cash value

- Loan interest charge is 3.5%. (Currently we intend to charge 3.25% interest in Policy years 11-20 and 3.00% thereafter.)

- We transfer loaned funds out of the General Account and the Eligible Funds into the Loan Account where we credit them with not less than 3.0% interest.

Retirement Benefits

-  Fixed settlement options are available for policy proceeds

Death Benefit

-  Level or Variable Death Benefit Options

- Guaranteed not to be less than face amount (less any loan and loan interest) during first five Policy years if the five-year No Lapse Premium guarantee is in effect, or until age 100 if the Secondary Guarantee Rider is in effect.

- On or after age 100, equal to cash value for insureds over age 80 at issue. For insureds age 80 or younger at issue, equal to the greater of (1) cash value and (2) the lesser of the face amount on the Policy anniversary at age 80 and at age 100.

-  Income tax free to named beneficiary (generally)

Daily Deductions from Assets of the Separate Account

- Investment advisory fees and other expenses are deducted from the Eligible Fund values

Beginning of Month Charges

- We deduct the cost of insurance protection (reflecting any substandard risk or guaranteed issue rating) from the cash value each month

-  Any Rider Charges

-  Policy Charge: $25.00 per month (first year) and $6.00 per month thereafter

- Administration and Issue Expense Charge: Monthly charge ranging from approximately $.03 to $.38 per $1,000 of base Policy face amount that applies during the first ten Policy years or during the first ten Policy years following a face amount increase.

- Face Amount Increase Administration Charge: maximum one-time charge of $100 levied on each underwritten increase in the base Policy's face amount.

- Asset Charge applied against the cash value in the Separate Account at an annual rate of .60% in Policy years 1-10; .25% in Policy years 11-20; and .15% thereafter (guaranteed not to exceed 70% in Policy years 1-10; .35% in Policy years 11-20; and .25% thereafter)

Surrender Charge

- Applies on lapse, surrender, face amount reduction, or partial withdrawal or change in death benefit option that results in face reduction in first ten Policy years (or in first ten Policy years following a face amount increase). Maximum charge is 45% of Target Premium in first Policy year. After first Policy year, charge reduces ratably on a monthly basis over the remaining nine years of the surrender charge period.

Living Benefits

- If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive monthly charges during the period of disability up to certain limits.

-  You may surrender the Policy at any time for its cash surrender value

- Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender

- Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value

- Subject to our rules, you may reinstate a lapsed Policy within three years of date of lapse if it has not been surrendered

                       THE COMPANY, THE SEPARATE ACCOUNT
                             AND THE ELIGIBLE FUNDS

THE COMPANY

     General American Life Insurance Company is an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), whose principal office is located at One Madison Avenue, New York, New York 10010. General American is licensed to sell life insurance in 49 states, the District of Columbia, Puerto Rico and in ten Canadian provinces. General American's Home Office is located at 700 Market Street, St. Louis, Missouri 63101. We are obligated to pay all benefits under the Policies.

THE SEPARATE ACCOUNT

     General American Separate Account Eleven is the funding vehicle for the Policies and other General American variable life insurance policies. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Separate Account, applicable law provides that the portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Separate Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Separate Account.

THE ELIGIBLE FUNDS


     Each Division of the Separate Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the Metropolitan Series Fund, Inc., the Met Investors Series Trust, the Variable Insurance Products Fund, the Variable Insurance Products Fund II and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.



     The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:



METROPOLITAN SERIES FUND, INC.                 ADVISER: METLIFE ADVISERS, LLC(1)



ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
Alger Equity Growth     Fred Alger Management,   Long-term capital appreciation.
Portfolio(2)            Inc.

Davis Venture Value     Davis Selected           Growth of capital.
Portfolio(2)            Advisers, L.P.(3)

Harris Oakmark Focused  Harris Associates L.P.   Long-term capital appreciation.
Value Portfolio(2)

Harris Oakmark Large    Harris Associates L.P.   Long-term capital appreciation.
Cap Value Portfolio

Janus Mid Cap           Janus Capital            Long-term growth of capital.
Portfolio               Management LLC

Lehman Brothers         Metropolitan Life        To equal the performance of the Lehman
Aggregate Bond Index    Insurance Company        Brothers Aggregate Bond Index.
Portfolio

MetLife Mid Cap Stock   Metropolitan Life        To equal the performance of the Standard &
Index Portfolio         Insurance Company        Poor's Mid Cap 400 Composite Stock Price
                                                 Index ("S&P MidCap 400 Index").

ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
MetLife Stock Index     Metropolitan Life        To equal the performance of the Standard &
Portfolio               Insurance Company        Poor's 500 Composite Stock Price Index ("S&P
                                                 500 Index").

Morgan Stanley EAFE     Metropolitan Life        To equal the performance of the MSCI EAFE
Index Portfolio         Insurance Company        Index.

Neuberger Berman        Neuberger Berman         Capital growth.
Partners Mid Cap Value  Management Inc.
Portfolio

Putnam International    Putnam Investment        Long-term growth of capital.
Stock Portfolio         Management, LLC

Russell 2000 Index      Metropolitan Life        To equal the return of the Russell 2000
Portfolio               Insurance Company        Index.

State Street Research   State Street Research    Maximum capital appreciation.
Aggressive Growth       & Management Company
Portfolio

State Street Research   State Street Research    High total return, consisting principally of
Aurora Portfolio        & Management Company     capital appreciation.

State Street Research   State Street Research    A competitive total return primarily from
Bond Income             & Management Company     investing in fixed-income securities.
Portfolio(2)

State Street Research   State Street Research    High total return while attempting to limit
Diversified Portfolio   & Management Company     investment risk and preserve capital.

State Street Research   State Street Research    Long-term growth of capital.
Large Cap Value         & Management Company
Portfolio

State Street Research   State Street Research    A high level of current income consistent
Money Market            & Management Company     with preservation of capital.
Portfolio(2,)(4)

T. Rowe Price Large     T. Rowe Price            Long-term capital growth, and secondarily,
Cap Growth Portfolio    Associates, Inc.         dividend income.

T. Rowe Price Small     T. Rowe Price            Long-term capital growth.
Cap Growth Portfolio    Associates, Inc.



MET INVESTORS SERIES TRUST                   ADVISER: MET INVESTORS ADVISORY LLC



ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
Harris Oakmark          Harris Associates        Long-term growth of capital.
International           L.P.(5)
Portfolio (formerly,
State Street Research
Concentrated
International
Portfolio)

Janus Aggressive        Janus Capital            Long-term growth of capital.
Growth Portfolio        Management LLC

Met/AIM Mid Cap Core    AIM Capital              Long-term growth of capital.
Equity Portfolio        Management, Inc.

Met/AIM Small Cap       AIM Capital              Long-term growth of capital.
Growth Portfolio        Management, Inc.

PIMCO Innovation        PIMCO Equity Advisors    Capital appreciation; no consideration is
Portfolio                                        given to income.

ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
PIMCO Total Return      Pacific Investment       Maximum total return, consistent with the
Portfolio               Management Company LLC   preservation of capital and prudent
                                                 investment management.

T. Rowe Price Mid-Cap   T. Rowe Price            To provide long-term growth of capital.
Growth Portfolio        Associates, Inc.(6)
(formerly, MFS Mid Cap
Growth Portfolio)



FIDELITY VARIABLE INSURANCE PRODUCTS  ADVISER: FIDELITY MANAGEMENT & RESEARCH
                                      COMPANY



ELIGIBLE FUND                 SUB-ADVISER                    INVESTMENT OBJECTIVE
-------------                 -----------                    --------------------
VIP Asset Manager        FMR Co., Inc.            To obtain high total return with reduced
Portfolio                                         risk over the long term by allocating its
                                                  assets among stocks, bonds and short-term
                                                  instruments.

VIP Equity-Income        FMR Co., Inc.            Reasonable income. The fund will also
Portfolio                                         consider the potential for capital
                                                  appreciation. The fund's goal is to achieve
                                                  a yield which exceeds the composite yield
                                                  on the securities comprising the Standard
                                                  and Poor's 500(sm) Index (S&P 500(R)).

VIP Growth Portfolio     FMR Co., Inc.            To achieve capital appreciation.

VIP High Income          FMR Co., Inc.            A high level of current income, while also
Portfolio                                         considering growth of capital.

VIP Overseas Portfolio   FMR Co., Inc.            Long-term growth of capital.



AMERICAN FUNDS INSURANCE SERIES  ADVISER: CAPITAL RESEARCH AND MANAGEMENT
                                 COMPANY



ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
American Funds Global   N/A                      Capital appreciation through stocks.
Small Capitalization
Fund

American Funds Growth   N/A                      Capital appreciation through stocks.
Fund

American Funds Growth-  N/A                      Capital appreciation and income.
Income Fund




---------------

(1) Prior to May 1, 2001, Metropolitan Life Insurance Company was the adviser to the Metropolitan Series Fund, Inc.


(2) Prior to May 1, 2003, this Portfolio was a Series of the New England Zenith Fund. On that date, all Series of the New England Zenith Fund became newly organized Portfolios of the Metropolitan Series Fund, Inc. The reorganization had no effect on the investment objectives, policies or advisory fees of any Series, nor was there any change in investment adviser or sub-adviser for any Series.


(3) Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.


(4) An investment in the State Street Research Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Division investing in the Money Market Portfolio may become extremely low and possibly negative.


(5) Prior to January 1, 2003, State Street Research & Management Company was the sub-adviser to this Portfolio.


(6) Prior to January 1, 2003, Massachusetts Financial Services Company was the sub-adviser to this Portfolio.


FOR MORE INFORMATION REGARDING THE ELIGIBLE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE ELIGIBLE FUND PROSPECTUSES ATTACHED AT THE END OF THIS PROSPECTUS AND THEIR STATEMENTS OF ADDITIONAL INFORMATION.

     The Eligible Funds' investment objectives may not be met. The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

SHARE CLASSES OF THE ELIGIBLE FUNDS


     The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, Inc. we offer Class A and Class E shares, for the Met Investors Series Trust we offer Class A shares only, for Fidelity Variable Insurance Products we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.


VOTING RIGHTS

     We own the Eligible Fund shares held in the Separate Account and have the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.

     We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for or against, or withhold from voting on, any proposition in the same proportion as the shares held in that Division for all policies for which we have received voting instructions.

     We will vote Eligible Fund shares held by our General Account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

     We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a Division's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.

RIGHTS RESERVED BY GENERAL AMERICAN

     We and our affiliates may change the voting procedures and vote Eligible Fund shares without Policy Owner instructions, if the securities laws change. We also reserve the right, in our discretion: (1) to add Divisions; (2) to combine Divisions; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of an Eligible Fund; (4) to substitute or close a Division to allocations of premium payments or cash value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Separate Account under the Investment Company Act of 1940; (7) to combine it with other Separate Accounts; and (8) to transfer assets supporting the Policies from one Division to another or from the Separate Account to other Separate Accounts, or to transfer assets to our General Account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Separate Account or its investments.

     We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

                                  THE POLICIES

PURCHASING A POLICY

     To purchase a Policy, you must submit a completed application and an initial premium to us at our Administrative Office. The minimum face amount for the base Policy is $50,000 unless we consent to a lower amount.

     The Policies are available for insureds age 85 or younger on an underwritten basis and from the age of 20 to 70 on a guaranteed issue basis. (We issue guaranteed issue Policies based on very limited underwriting information.) We may consent to issue the Policies on insureds up to age 90. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

     We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect your Division performance and cash values. The Policies may also be available with term riders that provide death benefit coverage at a lower overall current cost than coverage under the base Policy; however, term riders have no surrenderable cash value and terminate at the insured's age 100. To obtain more information about these other policies and term riders, contact our Home Office or your registered representative.

REPLACING EXISTING INSURANCE

     It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

POLICY OWNER AND BENEFICIARY

     The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

     The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

     A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or our Administrative Office for the procedure to follow.

     You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

24 MONTH CONVERSION RIGHT

     GENERAL RIGHT. Generally, during the first two Policy years, you may convert the Policy to fixed benefit coverage by transferring all of your Policy's cash value to the General Account. The transfer will not be subject to a transfer charge, if any, and it will have no effect on the Policy's death benefit, face amount, net amount at risk, risk classification or issue age. The request to convert to fixed benefit coverage must be in written form satisfactory to us.

     You may exercise this privilege only once within the first two Policy years. If you do so, we will automatically allocate all future net premiums to the General Account and transfers of cash value to the Separate Account will no longer be permitted.

     The Policy permits us to limit allocations to the General Account under some circumstances. (See "The General Account.") If we limit such allocations, you may still exercise the 24 Month Conversion Right.

     FOR POLICIES ISSUED IN MARYLAND AND CONNECTICUT. Under Policies issued in Maryland and Connecticut, you can exchange the face amount of your Policy for a fixed benefit life insurance policy issued by us or an affiliate provided that you repay any policy loans and (1) the Policy has not lapsed and (2) the exchange is made within the first two Policy years. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy. We make the exchange without evidence of insurability. The new policy will have the same face amount as that being exchanged. The new policy will have the same issue age, underwriting class and policy date as the variable life policy had.

     Contact our Administrative Office or your registered representative for more specific information about the 24 Month Conversion Right in these states. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

CHANGE OF INSURED PERSON

     We offer a benefit that permits you to change the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable and that you have an insurable interest in that person's life. The right to change the insured person is subject to some restrictions, may result in a cost or credit to you. A change of the insured person is a taxable exchange. In addition, a change of the insured person could reduce the amount of premiums you can pay into the Policy under Federal tax law and, therefore, may require a partial withdrawal of cash value. (No Surrender Charge will apply.)

     Your registered representative can provide current information on the availability of this benefit. You should consult your tax adviser before changing the insured person under your Policy.

                                    PREMIUMS

FLEXIBLE PREMIUMS

     Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which is a level amount. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $10.

     You can pay Planned Premiums on an annual, semi-annual or quarterly schedule or, with our consent, monthly. You can change your Planned Premium schedule by sending your request to us.

     You may make payments by check or money order. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may also choose to have us withdraw your premium payments from your bank checking account. (This is known as the Pre-Authorized Checking Arrangement.)

     You may not make premium payments on or after the Policy anniversary when the insured reaches age 100, except for premiums required during the grace period.

     If any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a "Modified Endowment Contract" and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit". (See "Tax Considerations".) The amount of your "7-pay limit" is shown in your Policy illustration. In addition, if you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. You need our consent if, because of tax law requirements, a payment would increase the Policy's death benefit by more than it would increase cash value. We may require evidence of insurability before accepting the payment.

     We allocate net payments to your Policy's Divisions as of the date we receive the payment. (See "Receipt of Communications and Payments at General American's Administrative Office".) If you make a payment that exceeds the "7-pay limit", we will notify you and give you an opportunity to receive a refund of the excess premium to prevent your Policy from becoming a Modified Endowment Contract. However, when we receive a premium payment prior to the Policy anniversary and it is in response to a premium bill, if allocating the premium immediately to the Policy would cause the Policy to become a Modified Endowment Contract, we will wait until the day after the Policy anniversary to allocate the premium to the Divisions.

     Under our current processing, unless you instruct us otherwise in writing, amounts paid while a Policy loan is outstanding are treated as premiums. We do not treat a payment as a repayment of a Policy loan unless you instruct us to.

     If you have a Policy loan, it may be better to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. (See "Loans" and "Deductions from Premiums".)

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

     INVESTMENT START DATE. Your initial premium is credited with investment performance as of the investment start date. The investment start date is the later of the date when we first receive a premium payment for the Policy at our Administrative Office and the Policy Date. (See "Receipt of Communications and Payments at General American's Administrative Office".)


     PREMIUM WITH APPLICATION. If you make a premium payment with the application, unless you request otherwise, the Policy Date and the investment start date will generally be the same. If Part II of the application is required, the Policy Date and, therefore, the investment start date, may be delayed until the Part II is signed. You may only make one premium payment with the application. The minimum amount you must pay is set forth in the application. If you make a premium payment with the application we will cover the insured under a temporary insurance agreement. (See "Death Benefits".)


     If we issue the Policy, Monthly Deductions begin from the Policy Date, even if we delayed issuance for underwriting. Monthly Deductions are based on the face amount of the Policy issued, even if the temporary insurance coverage was for a lesser amount. When the Policy is delivered to you, you must pay any remaining monthly No Lapse Premiums for the period between the Policy Date and the Delivery Date. (See "Premiums".) If we decline an application, we refund the premium payment.

     PREMIUM ON DELIVERY. If you pay the initial premium on delivery of the Policy, unless you request otherwise, the Policy Date will generally be the date the Policy is delivered to you. The investment start date will generally be the date on which the premium is received at our Administrative Office. In New Jersey, the Policy Date and the investment start date will be the date on which your premium payment is received at our Administrative Office.

     BACKDATING. We may consent to backdate a Policy, if you request, by assigning a Policy Date earlier than the date the application is signed. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the No Lapse Premiums due for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges. Backdating is not available in New Jersey.

RIGHT TO EXAMINE POLICY

     You may cancel the Policy or an increase in face amount within ten days (more in some states) after you receive it. You may return the Policy or face amount increase to us or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund any premiums paid (or any other amount that is required by state insurance law). If you return an increase in face amount, it is cancelled from its beginning, and we will return to your cash value the Monthly Deductions for the increase, as well as the Face Amount Increase Administration Charge.

ALLOCATION OF NET PREMIUMS

     Your cash value is held in the General Account of General American or an affiliate until we issue the Policy. We credit the first net premium with net investment experience equal to that of the State Street Research Money Market Division from the investment start date until the day we apply the initial premium to the Policy (in states that require a refund of premiums if you exercise the Right to Examine Policy provision, until 15 days after we apply the initial premium to the Policy). Then, we allocate the cash value to the Divisions and/or the General Account as you choose. You can allocate to a cumulative maximum of 49 accounts (including the General Account) over the life of the Policy. You may allocate any whole percentage to a Division. For special rules regarding allocations to the General Account, see "The General Account".

     You make the initial premium allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone or in writing. (See "Receipt of Communications and Payments at General American's Administrative Office.")

     We will maintain an ongoing record of the accounts to which you allocate premiums and cash values. Each time you make an allocation to an account that has not previously received an allocation, the account will be added to your cumulative lifetime total. An account will not be counted more than once. You may therefore transfer all cash value out of an account and later reallocate cash value or premiums to that same account without increasing the number of accounts utilized. If an underlying fund is replaced by a new fund, the transfer of cash value to the new fund will not be considered a new allocation. Allocating premiums and cash value among a large number of accounts in early Policy years may limit your ability to take advantage of new funds that may be added in later years.

     We allocate net premiums to your Policy's Divisions on the day the payments are received at our Administrative Office, if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day when the New York Stock Exchange is not open, will be allocated to your Policy's Divisions on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at General American's Administrative Office".)

     When we allocate net premiums to your Policy's Divisions, we convert them into accumulation units of the Divisions. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. (See "Cash Value".)

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT GENERAL AMERICAN'S ADMINISTRATIVE
OFFICE

     We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Administrative Office before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open.

     The Administrative Office for various Policy transactions is as follows:

Premium Payments                       General American
                                       P.O. Box 14490
                                       St. Louis, MO 63178-4490

Payment Inquiries and                  General American
Correspondence                         Remittance Processing
                                       4100 Boy Scout Blvd.
                                       Tampa, FL 33607

Beneficiary and Ownership              General American
Changes                                P.O. Box 355
Surrenders, Loans,                     Warwick, RI 02887-0355
Withdrawals and
Division Transfers
Death Claims

Cancellations (Free Look               General American
Period)                                13045 Tesson Ferry Road
                                       St. Louis, MO 63128

All Telephone                          (800) 638-9294
Transactions and Inquiries

PAYMENT OF PROCEEDS

     We ordinarily pay any cash surrender value, loan value or death benefit proceeds from the Divisions within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Divisions: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted as determined by the SEC, (ii) if the SEC by order permits postponement or determines that an emergency exists that makes payments or Division transfers impractical, or (iii) at any other time when the Eligible Funds or the Separate Account have the legal right to suspend payment.

     Unless otherwise requested, we may apply the Policy's death proceeds to our Total Control Account. We establish a Total Control Account at a banking institution at the time for payment. The Total Control Account is an interest-bearing checking account through which you have convenient and complete access to the proceeds, which are maintained in our General Account or that of an affiliate. Interest is credited at an effective rate of 3% per year.

                                   CASH VALUE

     Your Policy's total cash value includes its cash value in the Separate Account and in the General Account. If you have a Policy loan, the cash value also includes the amount we hold in the Loan Account as a result of the loan. The cash value reflects:

     -- net premium payments

     -- the net investment experience of the Policy's Divisions

     -- interest credited to cash value in the General Account

     -- interest credited to amounts held in the Loan Account for a Policy loan

     -- the death benefit option you choose

     -- Policy charges

     -- partial withdrawals

     -- transfers among the Divisions and the General Account.

     The Policy's total cash value in the Separate Account equals the number of accumulation units credited in each Division multiplied by that Division's accumulation unit value. We convert any premium, interest earned on loan cash value, or cash value allocated to a Division into accumulation units of the Division. Surrenders, partial withdrawals, Policy loans, transfers and charges deducted from the cash value reduce the number of accumulation units credited in a Division. We determine the number of accumulation units by dividing the dollar amount of the transaction by the Division's accumulation unit value next determined following the transaction. (In the case of an initial premium, we use the accumulation unit value on the investment start date).

     The accumulation unit value of a Division depends on the net investment experience of its corresponding Eligible Fund and reflects fees and expenses of the Eligible Fund. We determine the accumulation unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent accumulation unit value by the net investment factor ("NIF") for that day (see below).

     The NIF for a Division reflects:

     -- the change in net asset value per share of the corresponding Eligible
        Fund (as of the close of regular trading on the Exchange) from its last value,

     -- the amount of dividends or other distributions from the Eligible Fund since the last determination of net asset value per share, and

     -- any deductions for taxes that we make from the Separate Account.

     The NIF can be greater or less than one.

                                 DEATH BENEFITS

     If the insured dies while the Policy is in force, we pay a death benefit to the beneficiary. Coverage under the Policy generally begins with payment of the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited period that usually begins when we receive the premium for the Policy (or, if later, on the date when Part II of the application is signed). The maximum temporary coverage is the lesser of the amount of insurance applied for and $500,000. We may increase these limits. These provisions vary in some states.

     DEATH BENEFIT OPTIONS--TO AGE 100. When you apply for a Policy, you must choose between two death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you.

     The Option A (Face Amount) death benefit is equal to the face amount of the Policy. The Option A death benefit is fixed, subject to increases required by the Internal Revenue Code of 1986 (the "Code").

     The Option B (Face Amount Plus Cash Value) death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option B death benefit is also subject to increases required by the Internal Revenue Code.

     CHOICE OF TAX TEST. The Internal Revenue Code requires the Policy's death benefit to be not less than an amount defined in the Code. As a result, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements.

     When you apply for your Policy, you select which tax test will apply to the death benefit. You will choose between: (1) the guideline premium test, and (2) the cash value accumulation test. The test you choose at issue cannot be changed.

     Under the GUIDELINE PREMIUM TEST, the death benefit will not be less than the cash value times the guideline premium factor. See Appendix A.

     Under the CASH VALUE ACCUMULATION TEST, the death benefit will not be less than the cash value times the net single premium factor set by the Code. Net single premium factors are based on the age, smoking status, underwriting class and sex of the insured at the time of the calculation. Sample net single premium factors appear in Appendix A.

     If cash value growth in the later Policy years is your main objective, the guideline premium test may be the appropriate choice because it does not require as high a death benefit as the cash value accumulation test, and therefore cost of insurance charges may be lower, once the Policy's death benefit is subject to increases required by the Code. If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount, and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your main objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit.

     If you seek to reduce the cost of your insurance protection in the first ten Policy years, it is generally to your economic advantage to include some portion or percentage of your insurance coverage under a Supplemental Coverage Term Rider, because current charges for the rider are lower than for the base Policy in Policy years 1 through 10. In Policy years 11 through 25 current charges are the same, but starting in Policy year 26 (or the insured's age 95, if earlier), current charges for coverage under the rider are higher than under the base Policy. Guaranteed maximum charges on the rider are generally higher in all Policy years (except under Policies issued in New Jersey, where they are the same as for the base Policy). In determining how much rider coverage to include, you must balance the cost savings to be gained in the first ten Policy years against the increased cost of coverage in later Policy years. You should also be aware that unlike the base Policy, the Supplemental Coverage Term Rider terminates at age 100, and the benefit provided by the Acceleration of Death Benefit Rider (described below) does not apply to the coverage under the Supplemental Coverage Term Rider. Reductions in the face amount of the Supplemental Coverage Term Rider can only occur on Policy anniversaries.

     Reductions in or elimination of term rider coverage do not trigger a Surrender Charge, and use of a term rider generally reduces sales compensation. Because the term insurance riders don't have surrender charges, a Policy providing insurance coverage with a combination of base Policy and term rider will have a lower maximum surrender charge than a Policy with the same amount of insurance coverage provided solely by the base Policy. However, like the cost of coverage under the Policy, charges deducted from the Policy's cash value to pay for term rider coverage no longer participate in the investment experience of the Separate Account, and usually increase with the age of the covered individual. Term riders have no surrenderable cash value.

     Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Your registered representative can provide you more information on the uses of term rider coverage.

     AGE 100. If the death benefit is payable on or after the insured's attained age 100, the death benefit will be:

     -- the cash value on the date of death, if the insured was older than 80 at issue, or

     -- the greater of (1) the cash value on the date of death, and (2) the lesser of the face amount of the Policy on the Policy anniversary when the insured was 80 and the face amount on the Policy anniversary when the insured is 100, if the insured was 80 or younger at issue.

DEATH PROCEEDS PAYABLE

     The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If death occurs during the grace period, we reduce the proceeds by the amount of unpaid Monthly Deductions. (See "Lapse and Reinstatement".) We increase the death proceeds (1) by any rider benefits payable and (2) by any cost of insurance charge made for a period beyond the date of death.

     We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit.

     SUICIDE. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit is limited to premiums paid, less any outstanding loan and loan interest to the date of death and partial withdrawals. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) after the effective date of an increase in face amount, the death benefit for such increase will be limited to the Monthly Deductions for the increase. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)

CHANGE IN DEATH BENEFIT OPTION

     After the first Policy year and prior to the insured's attained age 100 (85 in Florida and Oregon), you may change your death benefit option by written request to our Administrative Office. The change will be effective on the monthly anniversary on or following the date we receive your request. We may require proof of insurability. A change in death benefit option may have tax consequences.

     If you change from Option A (Face Amount) to Option B (Face Amount Plus Cash Value), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $50,000 requires our consent. If we reduce the face amount, we will first reduce any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, then the face amount of any Supplemental Coverage Term Rider, then any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), but not below the Policy minimum, and finally the face amount of any Adjustable Benefit Term Rider. A partial withdrawal of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. A Surrender Charge may apply to a Policy face amount reduction or partial withdrawal that reduces the face amount on a change from Option A to Option B. (See "Surrender Charge".)

     If you change from Option B (Face Amount Plus Cash Value) to Option A (Face Amount), we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change.

INCREASE IN FACE AMOUNT

     You may increase the Policy's face amount. We require satisfactory evidence of insurability, and the insured's attained age must not exceed the maximum age at which we currently offer new insurance for the amount of the increase. The minimum amount of increase permitted is $10,000 ($20,000 for insureds aged 90). The increase is effective on the monthly anniversary on or next following our receipt of a completed request at our Administrative Office. An increase in face amount may have tax consequences.

     A Face Amount Increase Administration Charge of $100 applies to each underwritten face amount increase, and is deducted from the Policy's cash value on the monthly anniversary when the increase takes effect. The face amount increase will have its own Target Premium, as well as its own Surrender Charge, monthly Administration and Issue Expense Charge rates, current cost of insurance rates, and Right to Examine Policy and suicide and contestability periods as if it were a new Policy. (See "Surrender Charge", "Monthly Deduction from Cash Value", "Partial Withdrawal" and "Reduction in Face Amount".) When calculating the monthly cost of insurance charge, we attribute the Policy's cash value first to any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), then to the Supplemental Coverage Term Rider, then to the Adjustable Benefit Term Rider, and finally to any face amount increases in the order in which they were issued, for purposes of determining the net amount at risk.

REDUCTION IN FACE AMOUNT

     After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. You may reduce your Policy's face amount by reducing the face amount of your Supplemental Coverage Term Rider or your Adjustable Benefit Term Rider, if applicable, or by reducing the face amount of your base Policy.

     If you decrease the face amount of your base Policy, we deduct any Surrender Charge that applies from the Policy's cash value in proportion to the amount of the face amount reduction. (A reduction in the face amount of your Supplemental Coverage Term Rider or Adjustable Benefit Term Rider will not trigger a Surrender Charge.)

     A face amount reduction usually decreases the Policy's death benefit. (However, if we are increasing the death benefit to satisfy Federal income tax laws, a face amount reduction will not decrease the death benefit unless we deduct a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable.)

We also may decrease any rider benefits attached to the Policy. The amount of any face reduction must be at least $10,000, and the face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

     If you choose to reduce your base Policy face amount, we will first decrease any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, and then any remaining initial face amount (including any increase in face amount from a prior change in death benefit option).

     A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy under the guideline premium test. In these cases, a portion of the Policy's cash value may have to be paid to you to comply with Federal tax law.

     A face amount reduction takes effect as of the monthly anniversary on or next following the date when we receive a request. You may only reduce the face amount of your Supplemental Coverage Term Rider on the Policy anniversary. You can contact your registered representative or our Administrative Office for information on face reduction procedures.

     A reduction in the face amount of a Policy may create a Modified Endowment Contract or have other adverse tax consequences. If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations".)

                       SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDER

     You may surrender a Policy for its cash surrender value at any time while the insured is living. We determine the cash surrender value as of the date when we receive the surrender request. (See "Receipt of Communications and Payments at General American's Administrative Office".) The cash surrender value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge".) You may apply all or part of the cash surrender value to a payment option. Once a Policy is surrendered, all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL WITHDRAWAL

     After the Right to Examine Policy period you may withdraw a portion of the Policy's cash surrender value. A partial withdrawal reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. A partial withdrawal may also reduce rider benefits. We reserve the right to decline a partial withdrawal request that would reduce the face amount below the Policy's required minimum. The minimum amount of a partial withdrawal request must be $500.

     We have the right to limit partial withdrawals to no more than 90% of the cash surrender value. In addition, a partial withdrawal will be limited by any restriction that we currently impose on withdrawals from the General Account. (See "The General Account".) Currently, we permit partial withdrawals of up to 100% of the cash surrender value in the Separate Account. We have the right to limit partial withdrawals to twelve per Policy year. Currently we do not limit the number of partial withdrawals. We reserve the right to impose a charge of $25 on each partial withdrawal in excess of twelve per Policy year.


     If a partial withdrawal reduces your Policy's face amount, the amount of the Surrender Charge that will be deducted from your cash value is an amount that is proportional to the amount of the face reduction. The amount deducted will reduce the remaining Surrender Charge payable under the Policy. For the first partial withdrawal in each Policy year, no Surrender Charge will apply on up to 10% of the cash surrender value at the time of the withdrawal (or, if less, the amount of the partial withdrawal).


     Any face amount reduction resulting from a partial withdrawal will reduce the face amount in the following order: any remaining initial face amount (including face amount increases resulting from a change in death benefit option) down to the required minimum (excluding riders), the amount of any Supplemental Coverage Term Rider, the face amount of any Adjustable Benefit Term Rider, and any face amount increases in the same order in which they were issued.

     You may not reinvest cash value paid upon a partial withdrawal in the Policy except as premium payments, which are subject to the charges described under "Deductions from Premiums".

     Unless you request otherwise, a partial withdrawal reduces the cash value in the Divisions of the Separate Account and the General Account in the same proportion that the cash value in each bears to the Policy's total unloaned cash value. If current restrictions on the General Account will not permit this allocation, we will ask you for an acceptable allocation. We determine the amount of cash surrender value paid upon a partial withdrawal as of the date when we receive a request. You can contact your registered representative or our Designated Office for information on partial withdrawal procedures. (See "Receipt of Communications and Payments at General American's Administrative Office".)

     A reduction in the death benefit as a result of a partial withdrawal may create a Modified Endowment Contract or have other adverse tax consequences. If you are contemplating a partial withdrawal, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations".)

     ANNIVERSARY PARTIAL WITHDRAWAL RIDER. This rider is available to you at no cost at issue of the Policy if the insured is age 85 or younger. If you choose the rider, you can make a partial withdrawal of cash value on any Policy anniversary until age 95 of the insured, without reducing the Policy's face amount. You can withdraw the greater of (1) 15% of the cash surrender value at the beginning of the Policy year, and (2) the increase in cash surrender value since the last Policy anniversary.

     The minimum amount withdrawn must be $500. Any limits that would otherwise apply to a partial withdrawal do not apply to a withdrawal under this rider. However, if you make a partial withdrawal (1) for more than the amount permitted under the rider, or (2) on a day other than the Policy anniversary, the rider will terminate. It also terminates at age 95 of the insured, or upon your request.

     SPLIT DOLLAR PARTIAL WITHDRAWAL. If the Policy is issued in connection with a split dollar insurance arrangement, after the first Policy year, you will have a one-time right to request a withdrawal of up to the entire cash surrender value without regard to the General Account withdrawal limits. Exercise of this right must be accompanied by a release of the collateral assignment, if applicable. Normal withdrawal rules apply unless you specifically request your withdrawal in reference to the split dollar partial withdrawal provision. At the time of your request, you must elect one of the following Withdrawal Options:

     1. Dollar for dollar withdrawal option, under which the amount of any face amount reduction and associated Surrender Charge are determined in the same manner as for any other partial withdrawal.

     2. Split dollar rollout withdrawal option, under which the amount of any face amount reduction is limited to the amount that would result in a recapture ceiling taxable amount of zero.


The split dollar partial withdrawal endorsement is only available at issue and will automatically be included with any policy issued under a split dollar arrangement. There is no current cost for this endorsement, however, we reserve the right to assess a transaction charge of no more than $25 for a withdrawal. The endorsement is not available if you have selected the Anniversary Partial Withdrawal Rider. You should consult a tax adviser with respect to the tax consequences of the rider.


                                   TRANSFERS

TRANSFER OPTION

     You may transfer your Policy's cash value between the Divisions and to and from the General Account. (In states where we refund your premium if you exercise the Right to Examine Policy provision, your right to transfer begins after the first 15 days following application of the initial premium to the Policy.) We reserve the right to limit transfers to twelve per Policy year. Currently we do not limit the number of transfers per Policy year. We reserve the right to make a charge of $25 per transfer for transfers in excess of twelve in a Policy year. We treat all transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request. (See "Receipt of Communications and Payments at General American's Administrative Office".) For special rules regarding transfers involving the General Account, see "The General Account".

     We did not design the Policy's transfer privilege to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Eligible Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisers or registered representatives acting under power(s) of attorney from one or more Policy Owners. In addition, certain Eligible Funds may restrict or refuse purchases of their shares, and impose a redemption fee as a result of certain market timing activities. You should read the prospectuses of the Eligible Funds for more details. We will notify an affected Policy Owner in a timely manner of any actions we take to restrict his or her ability to make transfers.

     You may request a transfer or a reallocation of future premiums by written request (which may be telecopied) to us, by telephoning us, or, for Policies that are not business-owned, over the Internet. To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-638-9294. We use reasonable procedures to confirm that instructions communicated by telephone are genuine. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions.

     Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

DOLLAR COST AVERAGING/PORTFOLIO REBALANCING

     The Policy offers two automated transfer privileges: dollar cost averaging and portfolio rebalancing. With dollar cost averaging, your cash value will be transferred periodically from the State Street Research Money Market Division to one or more other Divisions that you select. With portfolio rebalancing, your cash value will be automatically reallocated among the Divisions and the General Account periodically to return the allocation to the percentages you specify. These transfer privileges allow you to take advantage of investment fluctuations, but neither assures a profit nor protects against a loss in declining markets. Dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities. You should consider your financial ability to continue purchases through periods of fluctuating price levels. You may not participate in both dollar cost averaging and portfolio rebalancing at the same time. If we exercise our right to limit the number of transfers in the future, or to impose a charge for transfers in excess of 12 per Policy year, transfers under these programs will not count against the total number of transfers allowed, nor be subject to any charge. For more information about these features, please contact your registered representative or see the Statement of Additional Information.

                                     LOANS

     You may borrow all or part of the Policy's "loan value". The loan value equals the Policy's cash value net of the Surrender Charge, reduced by the Monthly Deductions and interest charges through the next Policy anniversary, increased by interest credits through the next Policy anniversary, less any existing Policy loans. The minimum loan amount is $500. We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at General American's Administrative Office".) You may increase your risk of lapse if you take a loan. You should contact our Administrative Office or your registered representative for information on loan procedures.

     A Policy loan reduces the Policy's cash value in the Divisions by the amount of the loan. A loan repayment increases the cash value in the Divisions by the amount of the repayment. Unless you request otherwise, we attribute Policy loans to the Divisions of the Separate Account and the General Account in proportion to the cash value in each.

We transfer cash value equal to the amount of the loan from the Divisions and the General Account to the appropriate Loan Sub-Account within the Loan Account (which is part of the General Account). The Loan Account has a Loan Sub-Account that corresponds to each Division of the Separate Account and the General Account.

     You may repay all or part of your loan at any time while the insured is still alive. When you make a loan repayment, we transfer an amount of cash value equal to the repayment from the Loan Account to the Divisions of the Separate Account and to the General Account in the same proportion that the cash value in each Loan Sub-Account bears to the total cash value in the Loan Account. (See "Receipt of Communications and Payments at General American's Administrative Office".)

     We guarantee that the interest rate charged on Policy loans will not be more than 3.50% per year. Currently, we charge:

     -- 3.5% in Policy years 1-10

     -- 3.25% in Policy years 11-20

     -- 3.00% in Policy years 21+.

     Policy loan interest is due and payable annually on each Policy anniversary. If not paid when due, we add the interest accrued to the loan amount, and we transfer an amount of cash value equal to the unpaid interest from the Divisions and the General Account to the appropriate Loan Sub-Accounts in the same manner as a new loan.

     Cash value in the Loan Account earns interest at not less than 3% per year and is transferred on each Policy anniversary to the Divisions of the Separate Account and to the General Account in the same proportion that the cash value in each Loan Sub-Account bears to the total cash value in the Loan Account. The interest credited will also be transferred: (1) when you take a new loan; (2) when you make a full or partial loan repayment; and (3) when the Policy enters the grace period.

     The amount taken from the Policy's Divisions as a result of a loan does not participate in the investment experience of the Divisions. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

     If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the premium payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums".)


     A loan that is taken from, or secured by, a Policy may have tax consequences. Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a Modified Endowment Contract should generally not be treated as a taxable distribution. Nevertheless, the tax consequences associated with loans outstanding after the tenth Policy year are uncertain. A tax adviser should be consulted when considering a loan.


                            LAPSE AND REINSTATEMENT

LAPSE

     In general, in any month that your Policy's cash surrender value is not large enough to cover a Monthly Deduction, your Policy will be in default, and may lapse. Two types of premium payment levels can protect your Policy against lapse (1) for the first five Policy years, and (2) until age 100 of the insured.

     FIRST FIVE POLICY YEARS. In general, if you pay the five-year No Lapse Monthly Premiums on time, the Policy will not lapse even if the cash surrender value is less than the Monthly Deduction in any month. The No Lapse Premium guarantee will be in effect for any month in which the total premiums you have paid, less all partial withdrawals and any outstanding Policy loan and loan interest, and less any cash value that may have been paid to you to enable the Policy to continue to qualify as life insurance for Federal tax purposes, are at least equal to the total No Lapse Premiums for the Policy up to that Policy month. If your total premium payments do not equal this amount, you will not have the protection of the five-year No Lapse Premium Guarantee. The guarantee will not apply if your Policy lapses and you later reinstate it. The No Lapse Monthly Premium is one-twelfth of the No Lapse Annual Premium amount shown in your Policy.

     TO AGE 100. In general, if you choose the Secondary Guarantee Rider and pay the Secondary Guarantee Premiums on time, the Policy can stay in force until the insured reaches age 100, even if the cash surrender value is less than the Monthly Deduction in any month. Similar to the No Lapse Premium guarantee, the Secondary Guarantee will be in effect for any month in which the total premiums you have paid, less all partial withdrawals and any outstanding Policy loan and loan interest, and less any cash value paid to you to enable the Policy to continue to qualify as life insurance for Federal tax purposes, are at least equal to the sum of the Secondary Guarantee Premiums for the Policy up to that Policy month. If the premiums you have paid do not equal this amount, you will not have the protection of the Secondary Guarantee Rider. We will restrict any payment that would cause the Policy to fail to meet the definition of life insurance under the Internal Revenue Code. This limitation will not cause the Secondary Guarantee Rider to terminate.

     The No Lapse Premium and the Secondary Guarantee Premium will be recalculated due to certain Policy changes. Each will be recalculated if (1) you change the face amount, (2) you add, delete or change rider coverage, (3) the rating classification of your Policy is changed, or (4) we correct a misstatement of the insured's age or sex. In addition, the No Lapse Premium will be recalculated if you change the insured, and the Secondary Guarantee Premium will be recalculated if you change your death benefit option.

     If you choose the Secondary Guarantee Rider, the Monthly Deduction will include a charge for the rider until the rider terminates when the insured reaches age 100, unless the rider terminates before then. The rider will also terminate upon request or in the event of the following:

     --  death of the insured

     --  termination of the Policy

     --  change of insured

     -- addition of a term rider on the life of someone other than the insured, if you have selected the guideline premium test for the Policy.

     If your Policy is protected against lapse by the five-year No Lapse Premium guarantee or the Secondary Guarantee Rider, we make the Monthly Deduction regardless of the amount of your cash surrender value. If your cash surrender value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your cash surrender value to have a negative balance. During any period in which your Policy has negative cash value, no earnings will be credited to the Policy. If a negative cash surrender value balance is not restored, then upon termination of the guarantee period, you will have to pay an amount sufficient to cover the accumulated outstanding Monthly Deductions, in addition to the amount you are required to pay to prevent lapse at the end of the grace period, in order to keep the Policy in force.

     If your Policy is in default, you have a 62-day grace period for payment of a premium large enough to keep the Policy in force. The amount due is the least of: a premium large enough to cover the Monthly Deduction amount due and all deductions from the premium; a premium large enough to satisfy the Secondary Guarantee Rider requirement, if the Policy has the rider; and a premium large enough to meet the five-year No Lapse Monthly Premium test. We will tell you the amount due. You have insurance coverage during the grace period, but if the insured dies before you have paid the premium, we deduct from the death proceeds the amount due for the period before the date of death. If you have not paid the required premium by the end of the grace period, your Policy will lapse without value.

     Your Policy may also lapse if Policy loans plus accrued interest exceed the Policy's cash value less the Surrender Charge. In these circumstances, we notify you that the Policy is going to terminate. The Policy terminates without value unless you make a sufficient payment within the later of 62 days from the monthly anniversary immediately before the date when the excess loan occurs or 31 days after we mail the notice. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

REINSTATEMENT

     If your Policy has lapsed, in most states you may reinstate it within three years after the date of lapse if the insured has not attained age 100. If more than three years have passed, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us.

     If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges except cost of insurance and the Policy loan interest rate, we do not count the amount of time that a Policy was lapsed.

     Some states may require a different grace period than that described above. Please read the grace period provision of your Policy for details.

                          ADDITIONAL BENEFITS BY RIDER

     You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Separate Account.

     The following riders and endorsements, some of which have been described previously, are available:

     SUPPLEMENTAL COVERAGE TERM RIDER, which provides non-convertible term insurance that terminates at age 100.

     TEMPORARY TERM RIDER, which provides insurance coverage from the date coverage is approved until a later Policy Date.

     SECONDARY GUARANTEE RIDER, which provides for a guaranteed death benefit to age 100.

     WAIVER OF MONTHLY DEDUCTION RIDER, which provides for waiver of Monthly Deductions upon the disability of the insured.

     WAIVER OF SPECIFIED PREMIUM RIDER, which provides for waiver of a specified amount of monthly premium in the event of the disability of the insured.

     GUARANTEED SURVIVOR PLUS PURCHASE OPTION, which allows the beneficiary, upon the death of the insured, or the owner, under specified circumstances, to purchase coverage on a designated life or lives without providing evidence of insurability.

     OPTIONS TO PURCHASE ADDITIONAL LIFE INSURANCE RIDER, which allows the Owner to purchase additional coverage on the insured without providing evidence of insurability.

     OPTION TO PURCHASE LONG-TERM CARE INSURANCE RIDER, which allows the Owner to purchase long-term care coverage on the insured without providing evidence of insurability.

     ADJUSTABLE BENEFIT TERM RIDER, which provides term insurance coverage on the insured that allows annual adjustments and which terminates at age 100.

     ACCELERATION OF DEATH BENEFIT RIDER, which provides for an accelerated payment of all or part of the Policy's death benefit, on a discounted basis, if the insured is terminally ill, as defined in the rider.

     ANNIVERSARY PARTIAL WITHDRAWAL RIDER, which allows cash value to be withdrawn without reducing the Policy's face amount.

     SPLIT DOLLAR PARTIAL WITHDRAWAL ENDORSEMENT, which provides for a one-time withdrawal of cash value in connection with a split dollar life insurance arrangement.

     Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

                              THE GENERAL ACCOUNT

     THE POLICY HAS A GENERAL ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT.

     You may allocate net premiums and transfer cash value to the General Account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the General Account are not registered under the Securities Act of 1933. The General Account is not registered as an investment company under the Investment Company Act of 1940. Therefore, neither the General Account nor any interest therein is generally subject to the provisions of these Acts, and the SEC does not review General Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

     The General Account includes all of our assets except assets in the Separate Account or in our other separate accounts. We decide how to invest our General Account assets. General Account allocations do not share in the actual investment experience of the General Account. Instead, we guarantee that the General Account will credit interest at an annual effective rate of at least 3%. We may or may not credit interest at a higher rate. We declare the current interest rate for the General Account periodically. The General Account earns interest daily.

VALUES AND BENEFITS

     Cash value in the General Account increases from net premiums allocated and transfers to the General Account and General Account interest, and decreases from loans, partial withdrawals made from the General Account, charges and transfers from the General Account. We deduct charges from the General Account and the Policy's Divisions in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value".) A Policy's total cash value includes cash value in the Separate Account, the General Account, and any cash value held in the Loan Account due to a Policy loan.

     Cash value in the General Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Separate Account. (See "Death Benefits".)

POLICY TRANSACTIONS

     Except as described below, the General Account has the same rights and limitations regarding premium allocations, transfers, loans, surrenders and partial withdrawals as the Separate Account. The following special rules apply to the General Account.

     After the Right to Examine Policy period, a portion of the cash value may be withdrawn from the General Account or transferred from the General Account to the Separate Account. The amount of any partial withdrawal (net of applicable Surrender Charges) or any transfer must be at least $500, unless the balance remaining would be less than $100, in which case you may withdraw or transfer the entire General Account cash value. No amount may be withdrawn from the General Account that would result in there being insufficient cash value to meet any Surrender Charges that would be payable immediately following the withdrawal upon the surrender of the remaining cash value in the Policy. The total amount of transfers and withdrawals in a Policy year may not exceed a Maximum Amount equal to the greater of (a) 25% of the Policy's cash surrender value in the General Account at the beginning of the Policy year, or (b) the previous Policy year's Maximum Amount (not to exceed the total cash surrender value of the Policy).

     Transfers and premium allocations to, and withdrawals from, the General Account are limited by the Maximum Allocation Percent and Maximum Withdrawal Percent Limit set forth in your Policy and in effect at the time a transfer request is made.

     There is no transaction charge for the first twelve partial withdrawals or twelve transfers in a Policy year. We reserve the right to limit partial withdrawals and transfers to twelve each in a Policy year and to impose a charge of $25 for each partial withdrawal or transfer in excess of twelve in a Policy year. We may revoke or modify the privilege of transferring amounts to or from the General Account at any time. Partial withdrawals will result in the imposition of any applicable Surrender Charges.

     Unless you request otherwise, a Policy loan reduces the Policy's cash value in the Divisions and the General Account proportionately. We allocate all loan repayments in the same proportion that the cash value in each Loan Sub-Account bears to the total value of the Loan Account. The amount transferred from the Policy's Divisions and the General Account as a result of a loan earns interest at an effective rate of at least 3% per year, which we credit to the Policy's cash value in the Divisions and the General Account in proportion to the Policy's cash value in each on the day it is credited.

     Unless you request otherwise, we take partial withdrawals from the Policy's Divisions and the General Account in the same proportion that the cash value in each account bears to the Policy's total unloaned cash value. If current restrictions on the General Account will not permit this allocation, we will ask you for an acceptable allocation.

     We can delay transfers, surrenders, withdrawals and Policy loans from the General Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                                    CHARGES

     We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:

     - the death benefit, cash, and loan benefits under the Policy

     - investment options, including premium allocations

     - administration of elective options

     - the distribution of reports to Policy Owners

Costs and expenses we incur:

     - costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

     - overhead and other expenses for providing services and benefits

     - sales and marketing expenses

     - other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

     - that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate

     - that the cost of providing the services and benefits under the Policies exceed the charges we deduct

     The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and surrender charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the Asset Charge and the cost of insurance charge, to help cover those expenses. We may profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

     Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your cash value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and the federal tax charge.

     SALES CHARGE.  We deduct a 5% sales charge from premiums.

     The sales charge is currently 2% rather than 5% for premiums paid in Policy year 11 and thereafter.

     The maximum sales charge is 5.6% in North Carolina.


     PREMIUM TAX CHARGE. We deduct 2.5% from each premium for premium taxes and administrative expenses. Premium taxes vary from state to state, but we deduct a flat 2.5%, which is based on an average of such taxes. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.


     The maximum premium tax charge is 1.9% in North Carolina.

     FEDERAL TAX CHARGE. We deduct 1.25% from each premium for our Federal income tax liability related to premiums.

     EXAMPLE: The following chart shows the net amount that we would allocate to the Policy assuming a premium payment of $2,000 (in the first ten Policy years).

             NET
PREMIUM    PREMIUM
-------    -------
$2,000     $2,000
            - 175     (8.75% X 2,000 = total sales, premium tax and Federal tax
           -------    charges)
           $1,825     Net Premium

SURRENDER CHARGE

     If, during the first ten Policy years, or during the first ten Policy years following a face amount increase, you surrender or lapse your Policy, reduce the face amount, or make a partial withdrawal or change in death benefit option that reduces the face amount, then we will deduct a Surrender Charge from the cash value. (For insureds whose issue age is 90 at issue of the Policy, or the face amount increase, the Surrender Charge period is nine years.) The maximum Surrender Charge is shown in your Policy.

     For the first partial withdrawal in any Policy year, no Surrender Charge will apply to 10% of the cash surrender value at the time of the withdrawal (or, if less, the amount of the partial withdrawal).

     We base the Surrender Charge on a percentage of the Target Premium. The Surrender Charge that applies during the first Policy year (or the first year following a face amount increase) is equal to 45% of the Target Premium. After the first Policy year, the Surrender Charge declines ratably on a monthly basis until it reaches $0 in the last month of the tenth Policy year (or the tenth year following a face amount increase).

                         EXAMPLES -- SURRENDER CHARGES

                                   HYPOTHETICAL            MAXIMUM SURRENDER
  INSURED                         TARGET PREMIUM                CHARGE
  -------                   ---------------------------    -----------------
  Male, Age 45                       $   6,900                 $   3,105
  Preferred Nonsmoker
  Face Amount $500,000
  Female, Age 45                     $   1,328                 $     598
  Preferred Smoker
  Face Amount $100,000
  Male, Age 55                       $  25,990                 $  11,696
  Standard Smoker
  Face Amount $1,000,000

     The table below shows the maximum Surrender Charge that applies to the Policy. The table shows the charge that applies if the lapse, surrender or face amount reduction occurs in any month of Policy year one and in the last month of Policy years two through ten.

                                                                               THE MAXIMUM SURRENDER
                                                    FOR POLICIES WHICH ARE    CHARGE IS THE FOLLOWING
                                                    SURRENDERED, LAPSED OR       PERCENTAGE OF ONE
                                                        REDUCED DURING            TARGET PREMIUM
                                                    ----------------------    -----------------------
Entire Policy Year                                             1                          45%
Last Month of Policy Years                                     2                          40%
                                                               3                          35%
                                                               4                          30%
                                                               5                          25%
                                                               6                          20%
                                                               7                          15%
                                                               8                          10%
                                                               9                           5%
                                                              10                           0%

     In the case of a face amount reduction or a partial withdrawal or change in death benefit option that results in a face amount reduction, we deduct any Surrender Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Reduction in Face Amount," "Partial Withdrawal" and "Change in Death Benefit Option".)

     The surrender charge reduces the Policy's cash value in the Divisions and the General Account in proportion to the amount of the Policy's cash value in each. However, if you designate the accounts from which a partial withdrawal is to be taken, the charge will be deducted proportionately from the cash value of the designated accounts.

PARTIAL WITHDRAWAL CHARGE

     We reserve the right to impose a processing charge on each partial withdrawal in excess of 12 per Policy year. If imposed, this charge would compensate us for administrative costs in generating the withdrawn payment and in making all calculations that may be required because of the partial withdrawal.

TRANSFER CHARGE

     We reserve the right to impose a processing charge of $25 on each transfer between Divisions or between a Division and the General Account in excess of 12 per Policy year to compensate us for the costs of processing these transfers. Transfers due to dollar cost averaging or portfolio rebalancing do not count as transfers for the purpose of assessing this charge.

MONTHLY DEDUCTION FROM CASH VALUE

     On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.


     -- If your Policy is protected against lapse by the five-year No Lapse Premium guarantee or the Secondary Guarantee Rider, we make the Monthly Deduction each month regardless of the amount of your cash surrender value. If your cash surrender value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your cash surrender value to have a negative balance. (See "Lapse and Reinstatement".)


     -- If the five-year No Lapse Premium guarantee or the Secondary Guarantee Rider is not in effect, and the cash surrender value is not large enough to cover the entire Monthly Deduction, we will make the deduction to the extent cash value is available, but the Policy will be in default, and it may lapse. (See "Lapse and Reinstatement".)

     There is no Monthly Deduction on or after the Policy anniversary when the insured attains age 100.

     The Monthly Deduction reduces the cash value in each Division of the Separate Account and in the General Account in proportion to the cash value in each. However, you may request that we charge the Monthly Deduction to a specific Division of the Separate Account or to the General Account. If, in any month, the designated account has insufficient cash surrender value to satisfy the Monthly Deduction, we will charge the Monthly Deduction to all Divisions and, if applicable, the General Account, in proportion to the cash value in each.

     The Monthly Deduction includes the following charges:

     POLICY CHARGE. The Policy Charge is currently equal to $25.00 per month in the first Policy year and $6.00 per month thereafter (guaranteed not to exceed these amounts in any year). The Policy Charge compensates us for administrative costs such as record keeping, processing death benefit claims and policy changes, preparing and mailing reports, and overhead costs.

     ADMINISTRATION AND ISSUE EXPENSE CHARGE. During the first ten Policy years, and during the first ten Policy years following a face amount increase, we impose a monthly charge for the costs of underwriting, issuing (including sales commissions), and administering the Policy or the face amount increase. The monthly charge ranges from approximately 3 cents to 38 cents per $1000 of base Policy and Supplemental Coverage Term Rider face amount, and varies by the insured's issue age and underwriting class (at the time the Policy or a face amount increase is issued), and, except for unisex Policies, the insured's sex. Currently, the charge is applied only to the base Policy face amount.

     FACE AMOUNT INCREASE ADMINISTRATIVE CHARGE. Each time there is an underwritten increase in the face amount of the base Policy, we deduct a one-time Face Amount Increase Administration Charge of $100 from the Policy's cash value on the monthly anniversary when the increase takes place. This charge compensates us for administrative expenses incurred in connection with the increase, including medical exams, review of the application for the increase, underwriting decisions, application processing, and changing Policy records and the Policy.


     MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction, except for the cost of insurance, Waiver of Monthly Deduction Rider and Secondary Guarantee Rider charges. The amount at risk is the amount by which the death benefit (generally discounted at the monthly equivalent of 3% per year) exceeds the Policy's cash value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial withdrawals and face amount reductions.


     The guaranteed cost of insurance rates for a Policy depend on the insured's

     --  smoking status

     --  substandard rating

     --  age on the first day of the Policy year

     --  sex (if the Policy is sex-based).

     The current cost of insurance rates will also depend on

     --  underwriting class

     -- the insured's age at issue (and at the time of any face amount increase)

     --  the Policy year (and the year of any face amount increase).

     We guarantee that the rates for underwritten Policies will not be higher than rates based on

     -- the 1980 Commissioners Standard Ordinary Mortality Tables (the "1980 CSO Tables") with smoker/nonsmoker modifications, for Policies issued on non-juvenile insureds (age 18 and above at issue), adjusted for substandard ratings or flat extras, if applicable

     -- the 1980 Nonsmoker CSO Tables, for Policies issued on juvenile insureds (below age 18 at issue).

        However, in all states except New Jersey, the maximum rates for coverage provided under the Supplemental Coverage Term Rider will be based on 110% of the applicable 1980 CSO Table rates.

     The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates, taxes and investment earnings. We review the adequacy of our cost of insurance rates and other non-guaranteed charges periodically and may adjust them. Any change will apply prospectively.

     The underwriting classes we use are

     -- for Policies issued on non-juvenile insureds: preferred smoker, standard smoker, rated smoker, elite nonsmoker, preferred nonsmoker, standard nonsmoker, rated nonsmoker, guaranteed issue smoker and guaranteed issue nonsmoker

     --  for Policies issued on juvenile insureds: standard and rated.

     Rated and guaranteed issue Policies have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 1980 CSO Tables. (See below for a discussion of guaranteed issue Policies.)

     The following standard or better smoker and non-smoker classes are available for underwritten Policies:

     -- elite nonsmoker for Policies with total face amounts (base Policy plus Supplemental Coverage Term Rider) of $250,000 or more where the issue age is 18 through 80;

     -- preferred smoker and preferred nonsmoker for Policies with total face amounts (base Policy plus Supplemental Coverage Term Rider) of $100,000 or more where the issue age is 18 through 80;

     -- standard smoker and standard nonsmoker for Policies with total face amounts (base Policy plus Supplemental Coverage Term Rider) of $50,000 or more where the issue age is 18 through 90.

     The elite nonsmoker class offers the best current cost of insurance rates, and the preferred classes generally offer better current cost of insurance rates than the standard classes.

     Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

     We may offer Policies on a guaranteed issue basis to certain group or sponsored arrangements. The classes available are guaranteed issue smoker and guaranteed issue nonsmoker. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies in a standard class. Therefore, these Policies have their own cost of insurance rates. The cost of insurance rates are guaranteed not to exceed 100% of the 1980 CSO Tables (with smoker/nonsmoker modifications for non-juvenile insureds). Generally the current guaranteed issue rates will exceed current cost of insurance rates for a comparable underwritten Policy.

     Some group or sponsored arrangements may be eligible to purchase Policies on a simplified underwriting basis. They may elect simplified underwriting instead of guaranteed issue or for amounts of insurance above our guaranteed issue limits. However, they may not choose guaranteed issue for some members of the group and simplified underwriting for others. There is no extra insurance charge for Policies issued on a simplified underwriting basis.

     CHARGES FOR ADDITIONAL BENEFITS AND SERVICES. We charge for the cost of any additional rider benefits as described in the rider form. We also may charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.

     ASSET CHARGE. We impose a charge for our mortality and expense risks. Currently, the charge is made monthly, based on the cash value of the Policy in the Divisions of the Separate Account, at an annual rate of .60% in Policy years 1 through 10; .25% in Policy years 11 through 20; and .15% thereafter. The charge is guaranteed not to exceed .70% in Policy years 1 through 10; .35% in Policy years 11 through 20; and .25% thereafter.

     The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.

LOAN INTEREST SPREAD

     We charge you interest on a loan at a maximum effective rate of 3.5% per year, compounded daily. We also credit interest on the amount we take from the Policy's accounts as a result of the loan at a minimum annual effective rate of 3% per year, compounded daily. As a result, the loan interest spread will never be more than .50%.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE DIVISIONS OF THE SEPARATE ACCOUNT

     CHARGES FOR INCOME TAXES. We currently do not charge the Separate Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "General American's Income Taxes".)

     ELIGIBLE FUND EXPENSES. There are daily charges against the Eligible Fund assets for investment advisory services and fund operating expenses. These are described in the Fee Table as well as in the attached Eligible Fund prospectuses.

                               TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard or guaranteed issue basis, or if a term rider is added, there is additional uncertainty and some risk that your Policy will not be treated as a life insurance contract under Federal tax law, particularly if you pay the full amount of premiums permitted under the Policy. Moreover, if you elect the Acceleration of Death Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made under the rider are unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so.

     In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts, due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policy Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policy Owners investment control over Separate Account assets, we reserve the right to modify the Policies as necessary to prevent a Policy Owner from being treated as the owner of the Separate Account assets supporting the Policy.

     In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Eligible Funds, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these consequences.

     Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

          (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

          (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

     If a Policy becomes a Modified Endowment Contract, distributions will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first ten Policy years are less clear and a tax adviser should be consulted about such loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by General American (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     ACCELERATION OF DEATH BENEFIT RIDER. We believe that payments received under the Acceleration of Death Benefit Rider should be fully excludable from the gross income of the beneficiary except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

     OTHER POLICY OWNER TAX MATTERS. The transfer of the Policy or designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the Policy Owner may have generation-skipping transfer tax consequences under Federal tax law. Federal and state estate, inheritance, transfer and other tax consequences depend on the individual circumstances of each Policy Owner or beneficiary.

     The tax consequences of continuing the Policy beyond the insured's Attained Age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's Attained Age 100.

     If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

     Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

     NEW GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has recently issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution.

     In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.


     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.


     FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Eligible Funds to foreign jurisdictions.

GENERAL AMERICAN'S INCOME TAXES

     Under current Federal income tax law, General American is not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes. We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

     Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                          DISTRIBUTION OF THE POLICIES

     SELLING NETWORK. We have entered into a distribution agreement with General American Distributors, Inc. ("General American Distributors") for the distribution and sale of the Policies. General American Distributors is affiliated with us. General American Distributors may enter into selling agreements with affiliated and unaffiliated broker-dealers who in turn may sell the Policies through their registered representatives.


     COMMISSION RATES AND OTHER COMPENSATION. General American Distributors has entered into a selling agreement with an affiliated broker-dealer under which selling agents will receive commissions based on commission schedules and rules that vary based on the agent's contract. Under contracts that are based on agent level commissions, agent first year commissions are 50% of Target Premium and 2.25% of excess premium paid in year 1. In years 2-10, the agent commissions range from 1% to 1.75% of premium depending on the agent's contract type. In years 11 and later there is a service fee from 1.50% to 2% of premium depending on the agent's contract type. An additional service fee determined as a percentage of the Policy's unloaned cash value may also be paid. The maximum percentage paid varies by Policy year decreasing from 0.20% to 0.12% of average monthly unloaned assets. For certain contracts there is no cash value based fee. Additional amounts may be paid and expenses may be reimbursed based on various factors. Agents receive less compensation for the sale of Policies that provide a significant portion of death benefit coverage through the use of term riders.


     General American Distributors may also enter into selling agreements with unaffiliated broker-dealers, the terms of which may, under certain circumstances, also apply to affiliated broker-dealers. Under these agreements, which are based on gross dealer concessions payable to the broker-dealer, first year compensation ranges from 80% to 95% of Target Premium and from 3% to 4% of excess premium paid in year 1, depending on contract type. In years 2-10, the compensation is 2% of premium. In years 11 and later there is a service fee from 1% to 2% of premium depending on the contract type. An additional service fee determined as a percentage of the Policy's unloaned cash value may also be paid. The maximum percentage paid varies by Policy year decreasing from 0.20% to 0.10% of average monthly unloaned assets. For certain contracts there is no cash value based fee. The broker-dealer may also receive additional compensation, which in some cases will vary based on the productivity of the registered representatives. General American, General American Distributors and the broker-dealer may enter into an agreement that compensates the broker-dealer for expenses associated with the distribution of the policies. The compensation payable to the registered representatives and General Agents will be determined by their agreement with the broker-dealer. Broker-dealers receive less compensation for the sale of Policies that provide a significant portion of death benefit coverage through the use of term riders.

     Also, an affiliate of General American may receive 12b-1 fees from certain Eligible Funds. These Eligible Funds have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees out of fund assets to those who sell and distribute fund shares.

     The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

                               LEGAL PROCEEDINGS

     General American, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, General American believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on it, the Separate Account or General American Distributors.


                     RESTRICTIONS ON FINANCIAL TRANSACTIONS



     Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about your account to government regulators.



                                    EXPERTS



     The financial statements of the Separate Account included in this prospectus and the related financial statement schedules included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and elsewhere in the registration statement, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP, 201 E. Kennedy Boulevard, Tampa, Florida 33602, serves as independent public accountants for the Separate Account and General American.


                              FINANCIAL STATEMENTS


     You may find the financial statements of the Company in the Statement of Additional Information.

                                    GLOSSARY

     ACCOUNT.  A Division of the Separate Account or the General Account.

     AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

     BASE POLICY.  The Policy without riders.

     CASH SURRENDER VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.

     CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Separate Account, the amount held in the General Account and, if there is an outstanding Policy loan, the amount of its cash value held in the Loan Account.

     GENERAL ACCOUNT. The General Account is the account that holds all of our assets other than those allocated to the Loan Account or the Separate Account (or any other separate account) and to which you may allocate net premiums. It provides guarantees of principal and interest.

     INVESTMENT START DATE. This is the later of the date we first receive a premium payment for the Policy and the Policy Date.

     LOAN ACCOUNT. The account to which cash value from the Separate and/or General Accounts is transferred when a Policy loan is taken.

     PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium is a level amount that is subject to certain limits under the Policy.

     PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

     POLICY DATE. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the later of the date Part II of the application (if any) was signed and receipt of the premium payment. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which the Policy is delivered to you (or, in New Jersey, the date on which we receive your initial payment).

     TARGET PREMIUM. We use the Target Premium to determine the amount of Surrender Charge that may apply on a surrender, lapse, face amount reduction, or a partial withdrawal or change in death benefit option that results in a face amount reduction. The Target Premium varies by issue age, sex, smoking status and any substandard rating of the insured and the Policy's base face amount.

     YOU.  "You" refers to the Policy Owner.

                                   APPENDIX A

            GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

     In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, or the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See "Death Benefits".)

     For the guideline premium test, the table below shows the percentage of the Policy's cash value that is used to determine the death benefit.

      AGE OF                                AGE OF
INSURED AT START OF   PERCENTAGE OF   INSURED AT START OF   PERCENTAGE OF
  THE POLICY YEAR      CASH VALUE       THE POLICY YEAR      CASH VALUE
-------------------   -------------   -------------------   -------------
  0 through 40             250               61                  128
       41                  243               62                  126
       42                  236               63                  124
       43                  229               64                  122
       44                  222               65                  120
       45                  215               66                  119
       46                  209               67                  118
       47                  203               68                  117
       48                  197               69                  116
       49                  191               70                  115
       50                  185               71                  113
       51                  178               72                  111
       52                  171               73                  109
       53                  164               74                  107
       54                  157         75 through 90             105
       55                  150               91                  104
       56                  146               92                  103
       57                  142               93                  102
       58                  138         94 through 99             101
       59                  134              100+                 100
       60                  130

     For the cash value accumulation test, sample net single premium factors for selected ages of male and female insureds, in a standard or better nonsmoker risk class, are listed below.

                                                              NET SINGLE PREMIUM
                                                              -------------------
AGE                                                             MALE      FEMALE
---                                                           --------   --------
30..........................................................  5.11461    5.73493
40..........................................................  3.65441    4.10179
50..........................................................  2.64084    2.97655
60..........................................................  1.96130    2.20154
70..........................................................  1.53027    1.67101
80..........................................................  1.27945    1.33624
90..........................................................  1.14453    1.15541
100.........................................................  1.00000    1.00000

     Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information, without charge, by calling 1-800-638-9294 or by logging on to our website at www.genam.com. You may also obtain, without charge, a personalized illustration of death benefits, cash surrender values and cash values by calling your registered representative.

     For information about historical values of the Separate Account Divisions, for Division transfers and premium reallocations, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call 1-800-638-9294.

     This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

     Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 450 Fifth Street, NW, Washington, DC 20549-0102.

File No. 811-4901

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
General American Life Insurance Company
and Contract Holders of General American
Separate Account Eleven:

     We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of S&P 500 Index, Money Market, Bond Index, Managed Equity, Asset Allocation, International Index, Mid-Cap Equity, Small-Cap Equity, VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP Overseas Portfolio, VIP II Asset Manager Portfolio, VIP High Income Portfolio, VIP Mid Cap Portfolio, Worldwide Hard Assets, Worldwide Emerging Markets, Multi-Style Equity, Core Bond, Aggressive Equity, Non-US, VP Income & Growth, VP International, VP Value, Bond Portfolio, Small Company Portfolio, SEI VP Large Cap Value, SEI VP Large Cap Growth, SEI VP Small Cap Value, SEI VP Small Cap Growth, SEI VP International Equity, SEI VP Emerging Markets Equity, SEI VP Core Fixed Income, SEI VP High Yield Bond, SEI VP International Fixed Income, SEI VP Emerging Markets Debt, Janus Mid Cap Portfolio, T. Rowe Price Small Cap Growth Portfolio, T. Rowe Price Large Cap Growth Portfolio, Neuberger Berman Mid Cap Value Portfolio, Putnam International Stock Portfolio, Morgan Stanley EAFE Index Portfolio, MetLife Stock Index Portfolio, MetLife Mid Cap Stock Index Portfolio, State Street Research Large-Cap Value Portfolio, State Street Research Diversified Portfolio, Lehman Brothers Aggregate Bond Index Portfolio, State Street Research Aurora Portfolio, Janus Growth Portfolio, Russell 2000 Index Portfolio, Harris Oakmark Large Cap Value Portfolio, Alger Equity Growth Series, Harris Oakmark Focused Value Series, Davis Venture Value Series, State Street Research Money Market Series, State Street Research Bond Income Series, PIMCO Innovation Portfolio, PIMCO Total Return Portfolio, MFS Mid Cap Growth Portfolio, Met/AIM Small Cap Growth Portfolio, Met/AIM Mid Cap Core Equity Portfolio, State Street Research Concentrated International Portfolio, Growth, Growth-Income, and Global Small Capitalization Fund Divisions (the "Funds") of General American Separate Account Eleven as of December 31, 2002, and the related statements of operations and changes in net assets for each of the periods in the three year period then ended, and the financial highlights as of December 31, 2002 and 2001, and for each of the periods in the two year period then ended. These financial statements and financial highlights are the responsibility of the management of General American Separate Account Eleven (the "Separate Account"). Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and the depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the aforementioned Funds of General American Separate Account Eleven as of December 31, 2002, the results of their operations and changes in their net assets for each of the periods in the three year period then ended, and the financial highlights as of December 31, 2002 and 2001, and for each of the periods in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

St. Louis, Missouri
February 21, 2003

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                                          S&P 500 INDEX   MONEY MARKET     BOND INDEX     MANAGED EQUITY
                                                          FUND DIVISION   FUND DIVISION   FUND DIVISION   FUND DIVISION
                                                          -------------   -------------   -------------   --------------
ASSETS:
  Investments at market value (see Schedule of
    Investments):
    General American Capital Company....................  $ 62,099,624     $28,972,793     $11,079,485      $5,687,291
    Fidelity VIP Fund...................................
    Fidelity VIP Fund II................................
    Van Eck Worldwide Insurance Trust...................
    Russell Insurance Funds.............................
    American Century Variable Portfolios, Inc...........
    J.P. Morgan Series Trust II.........................
    SEI Insurance Products Trust........................
    Metropolitan Series Fund, Inc.......................
    New England Zenith Fund.............................
    Met Investors Series Trust..........................
    American Funds Insurance Series.....................
  Receivable from General American Life Insurance
    Company.............................................        42,269           6,688           2,732           1,322
                                                          ------------     -----------     -----------      ----------
         Total assets...................................    62,141,893      28,979,481      11,082,217       5,688,613
                                                          ------------     -----------     -----------      ----------
LIABILITIES:
  Payable to General American Life Insurance Company....            --              --              --              --
                                                          ------------     -----------     -----------      ----------
         Total net assets...............................  $ 62,141,893     $28,979,481     $11,082,217      $5,688,613
                                                          ============     ===========     ===========      ==========
Total units held--VUL-95................................       181,628          38,943         101,761          72,427
Total units held--VGSP..................................       628,117         162,344         123,476          56,861
Total units held--VUL-100...............................       715,401          89,637         150,975          74,385
Total units held--Russell VUL...........................            --              --              --              --
Total units held--VUL-2000..............................     2,755,836       1,419,906         200,647          83,458
Total units held--JSVUL-2000............................       439,146         568,733          30,695          16,243
Total units held--Destiny...............................        18,220         103,110          19,518           4,414
Total units held--VUL-2002..............................            --              --              --              --
                                                          ------------     -----------     -----------      ----------
Total units held........................................     4,738,348       2,382,673         627,072         307,788
                                                          ------------     -----------     -----------      ----------
VUL-95 Net unit value...................................  $      33.21     $     20.10     $     28.84      $    28.23
VGSP Net unit value.....................................  $      21.61     $     14.73     $     17.83      $    19.77
VUL-100 Net unit value..................................  $      20.13     $     13.76     $     17.71      $    19.19
Russell VUL Net unit value..............................  $         --     $        --     $        --      $       --
VUL-2000 Net unit value.................................  $       8.77     $     11.75     $     13.04      $    10.59
JSVUL-2000 Net unit value...............................  $       8.77     $     11.75     $     13.04      $    10.59
Destiny Net unit value..................................  $       7.17     $     11.76     $     13.10      $     8.45
VUL-2002 Net unit value.................................  $         --     $        --     $        --      $       --
Cost of investments.....................................  $103,160,170     $29,182,640     $10,340,591      $8,614,356

                                                          ASSET ALLOCATION   INTERNATIONAL INDEX
                                                           FUND DIVISION        FUND DIVISION
                                                          ----------------   -------------------
ASSETS:
  Investments at market value (see Schedule of
    Investments):
    General American Capital Company....................    $ 9,397,840          $ 7,074,921
    Fidelity VIP Fund...................................
    Fidelity VIP Fund II................................
    Van Eck Worldwide Insurance Trust...................
    Russell Insurance Funds.............................
    American Century Variable Portfolios, Inc...........
    J.P. Morgan Series Trust II.........................
    SEI Insurance Products Trust........................
    Metropolitan Series Fund, Inc.......................
    New England Zenith Fund.............................
    Met Investors Series Trust..........................
    American Funds Insurance Series.....................
  Receivable from General American Life Insurance
    Company.............................................          2,618                1,765
                                                            -----------          -----------
         Total assets...................................      9,400,458            7,076,686
                                                            -----------          -----------
LIABILITIES:
  Payable to General American Life Insurance Company....             --                   --
                                                            -----------          -----------
         Total net assets...............................    $ 9,400,458          $ 7,076,686
                                                            ===========          ===========
Total units held--VUL-95................................         72,850              109,147
Total units held--VGSP..................................         60,390               85,216
Total units held--VUL-100...............................         96,043               98,472
Total units held--Russell VUL...........................             --                   --
Total units held--VUL-2000..............................        291,049               89,275
Total units held--JSVUL-2000............................         46,021               19,366
Total units held--Destiny...............................             --                3,090
Total units held--VUL-2002..............................             --                   --
                                                            -----------          -----------
Total units held........................................        566,353              404,566
                                                            -----------          -----------
VUL-95 Net unit value...................................    $     33.16          $     13.37
VGSP Net unit value.....................................    $     19.85          $     11.65
VUL-100 Net unit value..................................    $     19.51          $      9.81
Russell VUL Net unit value..............................    $        --          $        --
VUL-2000 Net unit value.................................    $     11.61          $      8.23
JSVUL-2000 Net unit value...............................    $     11.61          $      8.23
Destiny Net unit value..................................    $      9.53          $      6.94
VUL-2002 Net unit value.................................    $        --          $        --
Cost of investments.....................................    $12,781,318          $10,158,845

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                                                                             VIP EQUITY-INCOME    VIP GROWTH
                                                         MID-CAP EQUITY   SMALL-CAP EQUITY       PORTFOLIO         PORTFOLIO
                                                         FUND DIVISION     FUND DIVISION       FUND DIVISION     FUND DIVISION
                                                         --------------   ----------------   -----------------   -------------
ASSETS:
  Investments at market value (see Schedule of
    Investments):
    General American Capital Company...................    $4,037,115        $4,558,673
    Fidelity VIP Fund..................................                                         $20,539,346       $34,784,064
    Fidelity VIP Fund II...............................
    Van Eck Worldwide Insurance Trust..................
    Russell Insurance Funds............................
    American Century Variable Portfolios, Inc. ........
    J.P. Morgan Series Trust II........................
    SEI Insurance Products Trust.......................
    Metropolitan Series Fund, Inc. ....................
    New England Zenith Fund............................
    Met Investors Series Trust.........................
    American Funds Insurance Series....................
  Receivable from General American Life
    Insurance Company..................................            --                --              11,742            27,226
                                                           ----------        ----------         -----------       -----------
         Total assets..................................     4,037,115         4,558,673          20,551,088        34,811,290
                                                           ----------        ----------         -----------       -----------
LIABILITIES:
  Payable to General American Life Insurance Company...         4,775               298                  --                --
                                                           ----------        ----------         -----------       -----------
         Total net assets..............................    $4,032,340        $4,558,375         $20,551,088       $34,811,290
                                                           ==========        ==========         ===========       ===========
Total units held--VUL-95...............................       102,266            18,917             244,540           297,206
Total units held--VGSP.................................        91,647           103,555             193,165           476,576
Total units held--VUL-100..............................        98,592           113,501             325,853           492,653
Total units held--Russell VUL..........................            --                --                  --                --
Total units held--VUL-2000.............................       142,998           100,887             417,350         1,191,348
Total units held--JSVUL-2000...........................        18,206            21,727              63,462            94,931
Total units held--Destiny..............................            --            53,965               8,171             7,108
Total units held--VUL-2002.............................            --                --               2,223             3,297
                                                           ----------        ----------         -----------       -----------
Total units held.......................................       453,709           412,552           1,254,764         2,563,119
                                                           ----------        ----------         -----------       -----------
VUL-95 Net unit value..................................    $    10.63        $    11.31         $     21.69       $     20.29
VGSP Net unit value....................................    $    10.72        $    11.41         $     21.90       $     19.31
VUL-100 Net unit value.................................    $     9.69        $    11.28         $     18.71       $     17.55
Russell VUL Net unit value.............................    $       --        $       --         $        --       $        --
VUL-2000 Net unit value................................    $     6.25        $    10.87         $     10.05       $      8.45
JSVUL-2000 Net unit value..............................    $     6.25        $    10.87         $     10.05       $      8.45
Destiny Net unit value.................................    $     5.67        $    10.19         $      8.46       $      6.18
VUL-2002 Net unit value................................    $       --        $       --         $      8.19       $      7.69
Cost of investments....................................    $8,056,603        $5,235,926         $25,932,783       $57,821,713

                                                         VIP OVERSEAS      VIP II ASSET
                                                           PORTFOLIO     MANAGER PORTFOLIO
                                                         FUND DIVISION     FUND DIVISION
                                                         -------------   -----------------
ASSETS:
  Investments at market value (see Schedule of
    Investments):
    General American Capital Company...................
    Fidelity VIP Fund..................................   $ 9,001,602
    Fidelity VIP Fund II...............................                     $2,811,769
    Van Eck Worldwide Insurance Trust..................
    Russell Insurance Funds............................
    American Century Variable Portfolios, Inc. ........
    J.P. Morgan Series Trust II........................
    SEI Insurance Products Trust.......................
    Metropolitan Series Fund, Inc. ....................
    New England Zenith Fund............................
    Met Investors Series Trust.........................
    American Funds Insurance Series....................
  Receivable from General American Life
    Insurance Company..................................            --              643
                                                          -----------       ----------
         Total assets..................................     9,001,602        2,812,412
                                                          -----------       ----------
LIABILITIES:
  Payable to General American Life Insurance Company...         1,699               --
                                                          -----------       ----------
         Total net assets..............................   $ 8,999,903       $2,812,412
                                                          ===========       ==========
Total units held--VUL-95...............................       133,448            6,909
Total units held--VGSP.................................       281,779           18,861
Total units held--VUL-100..............................       163,043           57,018
Total units held--Russell VUL..........................            --               --
Total units held--VUL-2000.............................       238,821          140,071
Total units held--JSVUL-2000...........................        15,278           13,804
Total units held--Destiny..............................         2,210               --
Total units held--VUL-2002.............................         1,986              194
                                                          -----------       ----------
Total units held.......................................       836,565          236,857
                                                          -----------       ----------
VUL-95 Net unit value..................................   $     13.56       $    14.92
VGSP Net unit value....................................   $     12.23       $    15.09
VUL-100 Net unit value.................................   $     10.54       $    14.87
Russell VUL Net unit value.............................   $        --       $       --
VUL-2000 Net unit value................................   $      7.86       $    10.24
JSVUL-2000 Net unit value..............................   $      7.86       $    10.24
Destiny Net unit value.................................   $      6.34       $     9.15
VUL-2002 Net unit value................................   $      7.60       $     9.38
Cost of investments....................................   $14,936,100       $3,375,868

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                                       VIP HIGH INCOME    VIP MID CAP     WORLDWIDE HARD      WORLDWIDE
                                                          PORTFOLIO        PORTFOLIO          ASSETS       EMERGING MARKETS
                                                        FUND DIVISION    FUND DIVISION    FUND DIVISION     FUND DIVISION
                                                       ---------------   --------------   --------------   ----------------
ASSETS:
  Investments at market value (see Schedule of
    Investments):
    General American Capital Company.................
    Fidelity VIP Fund................................    $5,368,184        $4,590,447
    Fidelity VIP Fund II.............................
    Van Eck Worldwide Insurance Trust................                                        $399,343          $578,866
    Russell Insurance Funds..........................
    American Century Variable Portfolios, Inc........
    J.P. Morgan Series Trust II......................
    SEI Insurance Products Trust.....................
    Metropolitan Series Fund, Inc. ..................
    New England Zenith Fund..........................
    Met Investors Series Trust.......................
    American Funds Insurance Series..................
  Receivable from General American Life Insurance
    Company..........................................           925             5,676             194               525
                                                         ----------        ----------        --------          --------
         Total assets................................     5,369,109         4,596,123         399,537           579,391
                                                         ----------        ----------        --------          --------
LIABILITIES:
  Payable to General American Life Insurance
    Company..........................................            --                --              --                --
                                                         ----------        ----------        --------          --------
         Total net assets............................    $5,369,109        $4,596,123        $399,537          $579,391
                                                         ==========        ==========        ========          ========
Total units held--VUL-95.............................        18,930            93,836           7,718             2,922
Total units held--VGSP...............................       116,490            32,904           4,882            16,565
Total units held--VUL-100............................       230,922            72,674          19,435            10,306
Total units held--Russell VUL........................            --                --              --                --
Total units held--VUL-2000...........................       193,600           190,707           9,414            22,590
Total units held--JSVUL-2000.........................        21,593            16,310             580             1,190
Total units held--Destiny............................           840            57,382              --               730
Total units held--VUL-2002...........................           509                --              --                --
                                                         ----------        ----------        --------          --------
Total units held.....................................       582,884           463,813          42,029            54,303
                                                         ----------        ----------        --------          --------
VUL-95 Net unit value................................    $    10.00        $     9.85        $   8.81          $   8.59
VGSP Net unit value..................................    $    10.11        $     9.88        $   8.91          $   8.64
VUL-100 Net unit value...............................    $     9.96        $     9.83        $   8.78          $   8.58
Russell VUL Net unit value...........................    $       --        $       --        $     --          $     --
VUL-2000 Net unit value..............................    $     7.86        $     9.92        $  11.75          $  13.30
JSVUL-2000 Net unit value............................    $     7.86        $     9.92        $  11.75          $  13.30
Destiny Net unit value...............................    $     7.32        $    10.07        $   9.54          $   8.69
VUL-2002 Net unit value..............................    $       --        $       --        $     --          $     --
Cost of investments..................................    $7,490,268        $4,907,859        $419,090          $613,611


                                                       MULTI-STYLE EQUITY     CORE BOND
                                                         FUND DIVISION      FUND DIVISION
                                                       ------------------   --------------
ASSETS:
  Investments at market value (see Schedule of
    Investments):
    General American Capital Company.................
    Fidelity VIP Fund................................
    Fidelity VIP Fund II.............................
    Van Eck Worldwide Insurance Trust................
    Russell Insurance Funds..........................      $5,229,641         $2,649,696
    American Century Variable Portfolios, Inc........
    J.P. Morgan Series Trust II......................
    SEI Insurance Products Trust.....................
    Metropolitan Series Fund, Inc. ..................
    New England Zenith Fund..........................
    Met Investors Series Trust.......................
    American Funds Insurance Series..................
  Receivable from General American Life Insurance
    Company..........................................           2,987                 29
                                                           ----------         ----------
         Total assets................................       5,232,628          2,649,725
                                                           ----------         ----------
LIABILITIES:
  Payable to General American Life Insurance
    Company..........................................              --                 --
                                                           ----------         ----------
         Total net assets............................      $5,232,628         $2,649,725
                                                           ==========         ==========
Total units held--VUL-95.............................          19,599              8,583
Total units held--VGSP...............................         326,798            131,191
Total units held--VUL-100............................          43,888             13,346
Total units held--Russell VUL........................          21,418             10,067
Total units held--VUL-2000...........................         104,941             13,345
Total units held--JSVUL-2000.........................          24,652             10,662
Total units held--Destiny............................              --                 --
Total units held--VUL-2002...........................              --                 --
                                                           ----------         ----------
Total units held.....................................         541,296            187,194
                                                           ----------         ----------
VUL-95 Net unit value................................      $     7.18         $    12.94
VGSP Net unit value..................................      $    10.79         $    14.60
VUL-100 Net unit value...............................      $     7.16         $    12.91
Russell VUL Net unit value...........................      $    10.88         $    14.62
VUL-2000 Net unit value..............................      $     7.85         $    12.68
JSVUL-2000 Net unit value............................      $     7.85         $    12.68
Destiny Net unit value...............................      $       --         $       --
VUL-2002 Net unit value..............................      $       --         $       --
Cost of investments..................................      $7,751,811         $2,530,758

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                    AGGRESSIVE                       VP INCOME          VP
                                      EQUITY          NON-US         & GROWTH      INTERNATIONAL     VP VALUE      BOND PORTFOLIO
                                   FUND DIVISION   FUND DIVISION   FUND DIVISION   FUND DIVISION   FUND DIVISION   FUND DIVISION
                                   -------------   -------------   -------------   -------------   -------------   --------------
ASSETS:
  Investments at market value
     (see Schedule of
     Investments):
     General American Capital
       Company...................
     Fidelity VIP Fund...........
     Fidelity VIP Fund II........
     Van Eck Worldwide Insurance
       Trust.....................
     Russell Insurance Funds.....   $2,037,795      $1,668,521
     American Century Variable
       Portfolios, Inc...........                                   $2,401,040      $3,015,358      $4,257,291
     J.P. Morgan Series Trust
       II........................                                                                                    $2,185,854
     SEI Insurance Products
       Trust.....................
     Metropolitan Series Fund,
       Inc. .....................
     New England Zenith Fund.....
     Met Investors Series
       Trust.....................
     American Funds Insurance
       Series....................
  Receivable from General
     American Life Insurance
     Company.....................          365             881             826           2,521           1,039              519
                                    ----------      ----------      ----------      ----------      ----------       ----------
          Total assets...........    2,038,160       1,669,402       2,401,866       3,017,879       4,258,330        2,186,373
                                    ----------      ----------      ----------      ----------      ----------       ----------
LIABILITIES:
  Payable to General American
     Life Insurance Company......           --              --              --              --              --               --
                                    ----------      ----------      ----------      ----------      ----------       ----------
          Total net assets.......   $2,038,160      $1,669,402      $2,401,866      $3,017,879      $4,258,330       $2,186,373
                                    ==========      ==========      ==========      ==========      ==========       ==========
Total units held--VUL-95.........        7,553           5,681           8,205          18,679         105,410           11,047
Total units held--VGSP...........      106,303         133,700          16,566          28,564          32,394           29,498
Total units held--VUL-100........       25,859          14,091          35,034          34,792          72,734            3,552
Total units held--Russell VUL....       16,638          14,952              --              --              --               --
Total units held--VUL-2000.......       42,778          23,158         199,772         290,810         141,578          118,744
Total units held--JSVUL-2000.....        6,521           8,974          15,368          13,853          25,164           10,919
Total units held--Destiny........           --              --           1,646             424           2,726               --
Total units held--VUL-2002.......           --              --              --              --              --               --
                                    ----------      ----------      ----------      ----------      ----------       ----------
Total units held.................      205,652         200,556         276,591         387,122         380,006          173,760
                                    ----------      ----------      ----------      ----------      ----------       ----------
VUL-95 Net unit value............   $     7.31      $     7.27      $     7.15      $     7.05      $    10.35       $    12.34
VGSP Net unit value..............   $    10.85      $     8.47      $     7.19      $     7.09      $    10.41       $    12.40
VUL-100 Net unit value...........   $     7.29      $     7.25      $     7.14      $     7.04      $    10.33       $    12.32
Russell VUL Net unit value.......   $    11.03      $     8.30      $       --      $       --      $       --       $       --
VUL-2000 Net unit value..........   $     9.28      $     8.38      $     9.12      $     7.99      $    12.27       $    12.65
JSVUL-2000 Net unit value........   $     9.28      $     8.38      $     9.12      $     7.99      $    12.27       $    12.65
Destiny Net unit value...........   $       --      $       --      $     7.40      $     7.10      $    12.04       $    13.06
VUL-2002 Net unit value..........   $       --      $       --      $       --      $       --      $       --       $       --
Cost of investments..............   $2,575,152      $2,442,623      $3,171,281      $4,825,084      $4,561,063       $2,054,851

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                                                                                                       SEI VP
                                   SMALL COMPANY   SEI VP LARGE    SEI VP LARGE     SEI VP SMALL    SEI VP SMALL    INTERNATIONAL
                                     PORTFOLIO       CAP VALUE      CAP GROWTH       CAP VALUE       CAP GROWTH        EQUITY
                                   FUND DIVISION   FUND DIVISION   FUND DIVISION   FUND DIVISION    FUND DIVISION   FUND DIVISION
                                   -------------   -------------   -------------   --------------   -------------   -------------
ASSETS:
  Investments at market value
    (see Schedule of
    Investments):
    General American Capital
      Company....................
    Fidelity VIP Fund............
    Fidelity VIP Fund II.........
    Van Eck Worldwide Insurance
      Trust......................
    Russell Insurance Funds......
    American Century Variable
      Portfolios, Inc............
    J.P. Morgan Series Trust
      II.........................   $2,696,975
    SEI Insurance Products
      Trust......................                   $6,247,142      $3,595,924       $2,915,672      $1,159,534      $2,143,980
    Metropolitan Series Fund,
      Inc........................
    New England Zenith Fund......
    Met Investors Series Trust...
    American Funds Insurance
      Series.....................
  Receivable from General
    American Life Insurance
    Company......................        1,219              --           1,065            1,562           1,161              --
                                    ----------      ----------      ----------       ----------      ----------      ----------
         Total assets............    2,698,194       6,247,142       3,596,989        2,917,234       1,160,695       2,143,980
                                    ----------      ----------      ----------       ----------      ----------      ----------
LIABILITIES:
  Payable to General American
    Life Insurance Company.......           --           4,946              --               --              --           2,170
                                    ----------      ----------      ----------       ----------      ----------      ----------
         Total net assets........   $2,698,194      $6,242,196      $3,596,989       $2,917,234      $1,160,695      $2,141,810
                                    ==========      ==========      ==========       ==========      ==========      ==========
Total units held--VUL-95.........       10,052          20,509          34,884           11,137           5,256          27,730
Total units held--VGSP...........       42,426         143,905          36,367           13,748           8,763          12,955
Total units held--VUL-100........       29,208          51,936          47,648           24,845          19,622          53,191
Total units held--Russell VUL....           --              --              --               --              --              --
Total units held--VUL-2000.......      174,712         436,664         795,168          153,553         171,530         302,392
Total units held--JSVUL-2000.....       11,738          39,818          94,703           19,556          19,442          42,142
Total units held--Destiny........          476           1,967           2,305            9,592              --              --
Total units held--VUL-2002.......           --           2,634           3,127            3,234           1,660           2,607
                                    ----------      ----------      ----------       ----------      ----------      ----------
Total units held.................      268,612         697,433       1,014,202          235,665         226,273         441,017
                                    ----------      ----------      ----------       ----------      ----------      ----------
VUL-95 Net unit value............   $     8.92      $     9.04      $     3.73       $    12.19      $     5.36      $     5.07
VGSP Net unit value..............   $     8.97      $     8.92      $     3.50       $    12.43      $     5.06      $     4.77
VUL-100 Net unit value...........   $     8.91      $     9.03      $     3.72       $    12.18      $     5.35      $     5.06
Russell VUL Net unit value.......   $       --      $       --      $       --       $       --      $       --      $       --
VUL-2000 Net unit value..........   $    10.53      $     8.95      $     3.52       $    12.48      $     5.08      $     4.79
JSVUL-2000 Net unit value........   $    10.53      $     8.95      $     3.52       $    12.48      $     5.08      $     4.79
Destiny Net unit value...........   $     9.87      $     9.09      $     3.57       $    12.67      $     5.16      $     4.86
VUL-2002 Net unit value..........   $       --      $     8.18      $     7.98       $     8.16      $     7.60      $     8.00
Cost of investments..............   $3,567,771      $7,146,768      $5,328,281       $3,258,913      $1,581,432      $2,815,668

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

                                      SEI VP                                           SEI VP          SEI VP           JANUS
                                     EMERGING       SEI VP CORE     SEI VP HIGH    INTERNATIONAL      EMERGING         MID CAP
                                  MARKETS EQUITY   FIXED INCOME     YIELD BOND      FIXED INCOME    MARKETS DEBT      PORTFOLIO
                                  FUND DIVISION    FUND DIVISION   FUND DIVISION   FUND DIVISION    FUND DIVISION   FUND DIVISION
                                  --------------   -------------   -------------   --------------   -------------   -------------
ASSETS:
  Investments at market value
     (see Schedule of
     Investments):
     General American Capital
       Company..................
     Fidelity VIP Fund..........
     Fidelity VIP Fund II.......
     Van Eck Worldwide Insurance
       Trust....................
     Russell Insurance Funds....
     American Century Variable
       Portfolios, Inc..........
     J.P. Morgan Series Trust
       II.......................
     SEI Insurance Products
       Trust....................    $1,082,803      $4,529,331      $1,194,130       $1,156,583       $236,992
     Metropolitan Series Fund,
       Inc......................                                                                                     $2,600,075
     New England Zenith Fund....
     Met Investors Series
       Trust....................
     American Funds Insurance
       Series...................
  Receivable from General
     American Life Insurance
     Company....................         2,990           1,500              --              731             --               --
                                    ----------      ----------      ----------       ----------       --------       ----------
          Total assets..........     1,085,793       4,530,831       1,194,130        1,157,314        236,992        2,600,075
                                    ----------      ----------      ----------       ----------       --------       ----------
LIABILITIES:
  Payable to General American
     Life Insurance Company.....            --              --             516               --             22              954
                                    ----------      ----------      ----------       ----------       --------       ----------
          Total net assets......    $1,085,793      $4,530,831      $1,193,614       $1,157,314       $236,970       $2,599,121
                                    ==========      ==========      ==========       ==========       ========       ==========
Total units held--VUL-95........         9,271          19,130          12,254            1,239            298           26,125
Total units held--VGSP..........        13,325         118,223           6,790           55,756            962          100,895
Total units held--VUL-100.......        23,977          13,775          14,271            2,614            787           87,246
Total units held--Russell VUL...            --              --              --               --             --               --
Total units held--VUL-2000......       149,518         194,579          63,621           42,888         13,882          531,360
Total units held--JSVUL-2000....        21,849          12,466           6,284            2,081          2,007           40,903
Total units held--Destiny.......            13              --           8,414               --             --            2,351
Total units held--VUL-2002......           672           1,171             914               --            302              806
                                    ----------      ----------      ----------       ----------       --------       ----------
Total units held................       218,625         359,344         112,548          104,578         18,238          789,686
                                    ----------      ----------      ----------       ----------       --------       ----------
VUL-95 Net unit value...........          5.48           12.68           10.53            11.38          13.13             3.27
VGSP Net unit value.............          4.85           12.58           10.58            11.03          12.98             3.28
VUL-100 Net unit value..........          5.47           12.66           10.51            11.37          13.12             3.26
Russell VUL Net unit value......            --              --              --               --             --               --
VUL-2000 Net unit value.........          4.87           12.63           10.62            11.08          13.04             3.29
JSVUL-2000 Net unit value.......          4.87           12.63           10.62            11.08          13.04             3.29
Destiny Net unit value..........          4.94           12.82           10.78            11.25          13.23             3.34
VUL-2002 Net unit value.........          8.20           10.74           10.17               --          10.35             8.19
Cost of investments.............    $1,262,634      $4,402,984      $1,242,092       $1,091,027       $239,807       $4,422,742

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                             T. ROWE PRICE      T. ROWE PRICE     NEUBERGER BERMAN         PUTNAM
                                            SMALL CAP GROWTH   LARGE CAP GROWTH    MID CAP VALUE     INTERNATIONAL STOCK
                                               PORTFOLIO          PORTFOLIO          PORTFOLIO            PORTFOLIO
                                             FUND DIVISION      FUND DIVISION      FUND DIVISION        FUND DIVISION
                                            ----------------   ----------------   ----------------   -------------------
ASSETS:
  Investments at market value (see
    Schedule of Investments):
    General American Capital Company......
    Fidelity VIP Fund.....................
    Fidelity VIP Fund II..................
    Van Eck Worldwide Insurance Trust.....
    Russell Insurance Funds...............
    American Century Variable Portfolios,
      Inc.................................
    J.P. Morgan Series Trust II...........
    SEI Insurance Products Trust..........
    Metropolitan Series Fund, Inc.........     $1,809,482         $3,349,239          $193,282            $907,922
    New England Zenith Fund...............
    Met Investors Series Trust............
    American Funds Insurance Series.......
  Receivable from General American Life
    Insurance Company.....................            236              5,367                --                  --
                                               ----------         ----------          --------            --------
         Total assets.....................      1,809,718          3,354,606           193,282             907,922
                                               ----------         ----------          --------            --------
LIABILITIES:
  Payable to General American Life
    Insurance Company.....................             --                 --               253                 105
                                               ----------         ----------          --------            --------
         Total net assets.................     $1,809,718         $3,354,606          $193,029            $907,817
                                               ==========         ==========          ========            ========
Total units held--VUL-95..................         12,961            162,445             1,931               6,630
Total units held--VGSP....................        114,273              2,785             3,167              25,880
Total units held--VUL-100.................         19,522             87,585             8,077               9,549
Total units held--Russell VUL.............             --                 --                --                  --
Total units held--VUL-2000................        130,839             73,235             7,561              18,143
Total units held--JSVUL-2000..............         13,870              7,043               389               1,057
Total units held--Destiny.................         17,206            182,556                --              48,227
Total units held--VUL-2002................          1,443                670             1,450               1,019
                                               ----------         ----------          --------            --------
Total units held..........................     $  310,114         $  516,319          $ 22,575            $110,505
                                               ----------         ----------          --------            --------
VUL-95 Net unit value.....................     $     5.79         $     6.44          $   8.54            $   8.19
VGSP Net unit value.......................     $     5.81         $     6.46          $   8.55            $   8.20
VUL-100 Net unit value....................     $     5.78         $     6.43          $   8.54            $   8.19
Russell VUL Net unit value................     $       --         $       --          $     --            $     --
VUL-2000 Net unit value...................     $     5.84         $     6.49          $   8.56            $   8.21
JSVUL-2000 Net unit value.................     $     5.84         $     6.49          $   8.56            $   8.21
Destiny Net unit value....................     $     5.92         $     6.58          $   8.59            $   8.24
VUL-2002 Net unit value...................     $     7.77         $     8.27          $   8.55            $   8.10
Cost of investments.......................     $2,248,192         $3,754,070          $193,283            $917,980

                                                MORGAN                            METLIFE MID
                                             STANLEY EAFE      METLIFE STOCK       CAP STOCK
                                            INDEX PORTFOLIO   INDEX PORTFOLIO   INDEX PORTFOLIO
                                             FUND DIVISION     FUND DIVISION     FUND DIVISION
                                            ---------------   ---------------   ---------------
ASSETS:
  Investments at market value (see
    Schedule of Investments):
    General American Capital Company......
    Fidelity VIP Fund.....................
    Fidelity VIP Fund II..................
    Van Eck Worldwide Insurance Trust.....
    Russell Insurance Funds...............
    American Century Variable Portfolios,
      Inc.................................
    J.P. Morgan Series Trust II...........
    SEI Insurance Products Trust..........
    Metropolitan Series Fund, Inc.........      $7,933           $140,223           $9,602
    New England Zenith Fund...............
    Met Investors Series Trust............
    American Funds Insurance Series.......
  Receivable from General American Life
    Insurance Company.....................          21                 --               46
                                                ------           --------           ------
         Total assets.....................       7,954            140,223            9,648
                                                ------           --------           ------
LIABILITIES:
  Payable to General American Life
    Insurance Company.....................          --                822               --
                                                ------           --------           ------
         Total net assets.................      $7,954           $139,401           $9,648
                                                ======           ========           ======
Total units held--VUL-95..................          --                 --               --
Total units held--VGSP....................          --                 --               --
Total units held--VUL-100.................          --                 --               --
Total units held--Russell VUL.............          --                 --               --
Total units held--VUL-2000................          --                 --               --
Total units held--JSVUL-2000..............          --                 --               --
Total units held--Destiny.................          --                 --               --
Total units held--VUL-2002................         983             17,019            1,193
                                                ------           --------           ------
Total units held..........................      $  983           $ 17,019           $1,193
                                                ------           --------           ------
VUL-95 Net unit value.....................      $   --           $     --           $   --
VGSP Net unit value.......................      $   --           $     --           $   --
VUL-100 Net unit value....................      $   --           $     --           $   --
Russell VUL Net unit value................      $   --           $     --           $   --
VUL-2000 Net unit value...................      $   --           $     --           $   --
JSVUL-2000 Net unit value.................      $   --           $     --           $   --
Destiny Net unit value....................      $   --           $     --           $   --
VUL-2002 Net unit value...................      $ 8.09           $   8.19           $ 8.09
Cost of investments.......................      $8,057           $145,670           $9,660

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                       STATE STREET          STATE STREET         LEHMAN BROTHERS       STATE STREET
                                    RESEARCH LARGE-CAP   RESEARCH DIVERSIFIED      AGGREGATE BOND      RESEARCH AURORA
                                     VALUE PORTFOLIO          PORTFOLIO           INDEX PORTFOLIO         PORTFOLIO
                                      FUND DIVISION         FUND DIVISION          FUND DIVISION        FUND DIVISION
                                    ------------------   --------------------   --------------------   ---------------
ASSETS:
  Investments at market value (see
    Schedule of Investments):
    General American Capital
      Company.....................
    Fidelity VIP Fund.............
    Fidelity VIP Fund II..........
    Van Eck Worldwide Insurance
      Trust.......................
    Russell Insurance Funds.......
    American Century Variable
      Portfolios, Inc.............
    J.P. Morgan Series Trust II...
    SEI Insurance Products
      Trust.......................
    Metropolitan Series Fund,
      Inc.........................        $7,440                $1,326                $29,175              $6,104
    New England Zenith Fund.......
    Met Investors Series Trust....
    American Funds Insurance
      Series......................
  Receivable from General American
    Life Insurance Company........            22                    --                    105                  18
                                          ------                ------                -------              ------
         Total assets.............         7,462                 1,326                 29,280               6,122
                                          ------                ------                -------              ------
LIABILITIES:
  Payable to General American Life
    Insurance Company.............            --                     1                     --                  --
                                          ------                ------                -------              ------
         Total net assets.........        $7,462                $1,325                $29,280              $6,122
                                          ======                ======                =======              ======
Total units held--VUL-95..........            --                    --                     --                  --
Total units held--VGSP............            --                    --                     --                  --
Total units held--VUL-100.........            --                    --                     --                  --
Total units held--Russell VUL.....            --                    --                     --                  --
Total units held--VUL-2000........            --                    --                     --                  --
Total units held--JSVUL-2000......            --                    --                     --                  --
Total units held--Destiny.........            --                    --                     --                  --
Total units held--VUL-2002........           956                   147                  2,710                 838
                                          ------                ------                -------              ------
Total units held..................        $  956                $  147                $ 2,710              $  838
                                          ------                ------                -------              ------
VUL-95 Net unit value.............        $   --                $   --                $    --              $   --
VGSP Net unit value...............        $   --                $   --                $    --              $   --
VUL-100 Net unit value............        $   --                $   --                $    --              $   --
Russell VUL Net unit value........        $   --                $   --                $    --              $   --
VUL-2000 Net unit value...........        $   --                $   --                $    --              $   --
JSVUL-2000 Net unit value.........        $   --                $   --                $    --              $   --
Destiny Net unit value............        $   --                $   --                $    --              $   --
VUL-2002 Net unit value...........        $ 7.81                $ 9.04                $ 10.80              $ 7.30
Cost of investments...............        $7,431                $1,336                $28,694              $6,318

                                                                          HARRIS OAKMARK
                                     JANUS GROWTH    RUSSELL 2000 INDEX   LARGE CAP VALUE
                                      PORTFOLIO          PORTFOLIO           PORTFOLIO
                                    FUND DIVISION      FUND DIVISION       FUND DIVISION
                                    --------------   ------------------   ---------------
ASSETS:
  Investments at market value (see
    Schedule of Investments):
    General American Capital
      Company.....................
    Fidelity VIP Fund.............
    Fidelity VIP Fund II..........
    Van Eck Worldwide Insurance
      Trust.......................
    Russell Insurance Funds.......
    American Century Variable
      Portfolios, Inc.............
    J.P. Morgan Series Trust II...
    SEI Insurance Products
      Trust.......................
    Metropolitan Series Fund,
      Inc.........................     $374,386           $201,684          $1,755,266
    New England Zenith Fund.......
    Met Investors Series Trust....
    American Funds Insurance
      Series......................
  Receivable from General American
    Life Insurance Company........          725              2,471                  --
                                       --------           --------          ----------
         Total assets.............      375,111            204,155           1,755,266
                                       --------           --------          ----------
LIABILITIES:
  Payable to General American Life
    Insurance Company.............           --                 --                 408
                                       --------           --------          ----------
         Total net assets.........     $375,111           $204,155          $1,754,858
                                       ========           ========          ==========
Total units held--VUL-95..........          715              7,966               7,860
Total units held--VGSP............        4,526              2,639              15,912
Total units held--VUL-100.........          754              3,422              17,374
Total units held--Russell VUL.....           --                 --                  --
Total units held--VUL-2000........       52,673              4,953              10,622
Total units held--JSVUL-2000......        8,084                 58               3,704
Total units held--Destiny.........           --              5,089             152,425
Total units held--VUL-2002........        2,095              2,824               1,900
                                       --------           --------          ----------
Total units held..................     $ 68,847           $ 26,951          $  209,797
                                       --------           --------          ----------
VUL-95 Net unit value.............     $   5.35           $   7.53          $     8.33
VGSP Net unit value...............     $   5.37           $   7.54          $     8.34
VUL-100 Net unit value............     $   5.35           $   7.53          $     8.33
Russell VUL Net unit value........     $     --           $     --          $       --
VUL-2000 Net unit value...........     $   5.38           $   7.55          $     8.35
JSVUL-2000 Net unit value.........     $   5.38           $   7.55          $     8.35
Destiny Net unit value............     $   5.43           $   7.58          $     8.38
VUL-2002 Net unit value...........     $   7.67           $   7.83          $     8.19
Cost of investments...............     $448,269           $204,354          $1,779,847

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                                                         HARRIS                       STATE STREET    STATE STREET
                                                                         OAKMARK          DAVIS         RESEARCH        RESEARCH
                                                      ALGER EQUITY       FOCUSED         VENTURE      MONEY MARKET     BOND INCOME
                                                      GROWTH SERIES   VALUE SERIES    VALUE SERIES       SERIES          SERIES
                                                      FUND DIVISION   FUND DIVISION   FUND DIVISION   FUND DIVISION   FUND DIVISION
                                                      -------------   -------------   -------------   -------------   -------------
ASSETS:
  Investments at market value (see Schedule of
    Investments):
    General American Capital Company................
    Fidelity VIP Fund...............................
    Fidelity VIP Fund II............................
    Van Eck Worldwide Insurance Trust...............
    Russell Insurance Funds.........................
    American Century Variable Portfolios, Inc. .....
    J.P. Morgan Series Trust II.....................
    SEI Insurance Products Trust....................
    Metropolitan Series Fund, Inc...................
    New England Zenith Fund.........................   $1,261,745      $3,519,355       $441,580        $164,232       $1,340,224
    Met Investors Series Trust......................
    American Funds Insurance Series.................
  Receivable from General American Life Insurance
    Company.........................................           --           3,825             --              --               47
                                                       ----------      ----------       --------        --------       ----------
         Total assets...............................    1,261,745       3,523,180        441,580         164,232        1,340,271
                                                       ----------      ----------       --------        --------       ----------
LIABILITIES:
  Payable to General American Life Insurance
    Company.........................................        5,776              --            106          24,560               --
                                                       ----------      ----------       --------        --------       ----------
         Total net assets...........................   $1,255,969      $3,523,180       $441,474        $139,672       $1,340,271
                                                       ==========      ==========       ========        ========       ==========
Total units held--VUL-95............................       19,982          14,424          3,641              --            4,101
Total units held--VGSP..............................       63,025          45,812         31,190              --           19,472
Total units held--VUL-100...........................       22,309          22,379          4,660              --            2,039
Total units held--Russell VUL.......................           --              --             --              --               --
Total units held--VUL-2000..........................      144,187          97,333          9,888              --            7,557
Total units held--JSVUL-2000........................        9,882           4,290            135              --               --
Total units held--Destiny...........................        2,139         156,239             --              --           92,461
Total units held--VUL-2002..........................        1,501           1,710          2,220          13,852              350
                                                       ----------      ----------       --------        --------       ----------
Total units held....................................      263,025         342,187         51,734          13,852          125,980
                                                       ----------      ----------       --------        --------       ----------
VUL-95 Net unit value...............................   $     4.73      $    10.22       $   8.53        $     --       $    10.59
VGSP Net unit value.................................   $     4.75      $    10.24       $   8.53        $     --       $    10.60
VUL-100 Net unit value..............................   $     4.73      $    10.21       $   8.52        $     --       $    10.59
Russell VUL Net unit value..........................   $       --      $       --       $     --        $     --       $       --
VUL-2000 Net unit value.............................   $     4.77      $    10.27       $   8.54        $     --       $    10.61
JSVUL-2000 Net unit value...........................   $     4.77      $    10.27       $   8.54        $     --       $    10.61
Destiny Net unit value..............................   $     4.84      $    10.36       $   8.57        $     --       $    10.65
VUL-2002 Net unit value.............................   $     7.51      $     8.74       $   8.50        $  10.08       $    10.62
Cost of investments.................................   $1,687,040      $3,587,095       $440,076        $164,232       $1,294,796


                                                          PIMCO        PIMCO TOTAL
                                                       INNOVATION        RETURN
                                                        PORTFOLIO       PORTFOLIO
                                                      FUND DIVISION   FUND DIVISION
                                                      -------------   -------------
ASSETS:
  Investments at market value (see Schedule of
    Investments):
    General American Capital Company................
    Fidelity VIP Fund...............................
    Fidelity VIP Fund II............................
    Van Eck Worldwide Insurance Trust...............
    Russell Insurance Funds.........................
    American Century Variable Portfolios, Inc. .....
    J.P. Morgan Series Trust II.....................
    SEI Insurance Products Trust....................
    Metropolitan Series Fund, Inc...................
    New England Zenith Fund.........................
    Met Investors Series Trust......................     $69,486       $2,225,807
    American Funds Insurance Series.................
  Receivable from General American Life Insurance
    Company.........................................         324              244
                                                         -------       ----------
         Total assets...............................      69,810        2,226,051
                                                         -------       ----------
LIABILITIES:
  Payable to General American Life Insurance
    Company.........................................          --               --
                                                         -------       ----------
         Total net assets...........................     $69,810       $2,226,051
                                                         =======       ==========
Total units held--VUL-95............................         894            7,697
Total units held--VGSP..............................       1,239            5,563
Total units held--VUL-100...........................         225           15,378
Total units held--Russell VUL.......................          --               --
Total units held--VUL-2000..........................      14,847           26,681
Total units held--JSVUL-2000........................         291           18,711
Total units held--Destiny...........................          --          131,647
Total units held--VUL-2002..........................         645            2,346
                                                         -------       ----------
Total units held....................................      18,141          208,023
                                                         -------       ----------
VUL-95 Net unit value...............................     $  3.74       $    10.66
VGSP Net unit value.................................     $  3.75       $    10.67
VUL-100 Net unit value..............................     $  3.74       $    10.65
Russell VUL Net unit value..........................     $    --       $       --
VUL-2000 Net unit value.............................     $  3.76       $    10.68
JSVUL-2000 Net unit value...........................     $  3.76       $    10.68
Destiny Net unit value..............................     $  3.80       $    10.72
VUL-2002 Net unit value.............................     $  6.24       $    10.68
Cost of investments.................................     $85,903       $2,155,200

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                                                                                      STATE STREET
                                                                         MET/AIM       MET/AIM MID      RESEARCH
                                                       MFS MID CAP      SMALL CAP       CAP CORE      CONCENTRATED
                                                         GROWTH          GROWTH          EQUITY       INTERNATIONAL
                                                        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO        GROWTH
                                                      FUND DIVISION   FUND DIVISION   FUND DIVISION   FUND DIVISION   FUND DIVISION
                                                      -------------   -------------   -------------   -------------   -------------
ASSETS:
  Investments at market value (see Schedule of
    Investments):
    General American Capital Company................
    Fidelity VIP Fund...............................
    Fidelity VIP Fund II............................
    Van Eck Worldwide Insurance Trust...............
    Russell Insurance Funds.........................
    American Century Variable Portfolios, Inc.......
    J.P. Morgan Series Trust II.....................
    SEI Insurance Products Trust....................
    Metropolitan Series Fund, Inc...................
    New England Zenith Fund.........................
    Met Investors Series Trust......................     $24,413       $1,003,813        $97,844         $66,973
    American Funds Insurance Series.................                                                                   $1,247,007
  Receivable from General American Life Insurance
    Company.........................................          --               --             --              18               --
                                                         -------       ----------        -------         -------       ----------
         Total assets...............................      24,413        1,003,813         97,844          66,991        1,247,007
                                                         -------       ----------        -------         -------       ----------
LIABILITIES:
  Payable to General American Life Insurance
    Company.........................................           6              122             45              --              868
                                                         -------       ----------        -------         -------       ----------
         Total net assets...........................     $24,407       $1,003,691        $97,799         $66,991       $1,246,139
                                                         =======       ==========        =======         =======       ==========
Total units held--VUL-95............................          --               --             --              83           27,489
Total units held--VGSP..............................       1,920              163             --             727           14,450
Total units held--VUL-100...........................          --               16          2,489             295           32,424
Total units held--Russell VUL.......................          --               --             --              --               --
Total units held--VUL-2000..........................         244            4,513          2,210           3,029           64,651
Total units held--JSVUL-2000........................         564              332            168           3,510            8,610
Total units held--Destiny...........................          --          126,143          6,032              --               --
Total units held--VUL-2002..........................         756               83            507             276            6,953
                                                         -------       ----------        -------         -------       ----------
Total units held....................................       3,484          131,250         11,406           7,920          154,577
                                                         -------       ----------        -------         -------       ----------
VUL-95 Net unit value...............................     $  6.92       $     7.60        $  8.55         $  8.45       $     8.05
VGSP Net unit value.................................     $  6.92       $     7.61        $  8.56         $  8.46       $     8.06
VUL-100 Net unit value..............................     $  6.91       $     7.60        $  8.55         $  8.44       $     8.05
Russell VUL Net unit value..........................     $    --       $       --        $    --         $    --       $       --
VUL-2000 Net unit value.............................     $  6.93       $     7.62        $  8.57         $  8.46       $     8.07
JSVUL-2000 Net unit value...........................     $  6.93       $     7.62        $  8.57         $  8.46       $     8.07
Destiny Net unit value..............................     $  6.95       $     7.65        $  8.60         $  8.50       $     8.10
VUL-2002 Net unit value.............................     $  7.30       $     7.88        $  8.49         $  8.34       $     8.12
Cost of investments.................................     $25,170       $1,007,589        $98,533         $66,379       $1,267,222


                                                         GROWTH-       GLOBAL SMALL
                                                         INCOME       CAPITALIZATION
                                                      FUND DIVISION   FUND DIVISION
                                                      -------------   --------------
ASSETS:
  Investments at market value (see Schedule of
    Investments):
    General American Capital Company................
    Fidelity VIP Fund...............................
    Fidelity VIP Fund II............................
    Van Eck Worldwide Insurance Trust...............
    Russell Insurance Funds.........................
    American Century Variable Portfolios, Inc.......
    J.P. Morgan Series Trust II.....................
    SEI Insurance Products Trust....................
    Metropolitan Series Fund, Inc...................
    New England Zenith Fund.........................
    Met Investors Series Trust......................
    American Funds Insurance Series.................   $1,281,809        $209,347
  Receivable from General American Life Insurance
    Company.........................................           --           2,666
                                                       ----------        --------
         Total assets...............................    1,281,809         212,013
                                                       ----------        --------
LIABILITIES:
  Payable to General American Life Insurance
    Company.........................................          225              --
                                                       ----------        --------
         Total net assets...........................   $1,281,584        $212,013
                                                       ==========        ========
Total units held--VUL-95............................       13,300          10,270
Total units held--VGSP..............................       29,137           1,589
Total units held--VUL-100...........................       22,557           2,851
Total units held--Russell VUL.......................           --              --
Total units held--VUL-2000..........................       76,533          11,293
Total units held--JSVUL-2000........................       10,642             591
Total units held--Destiny...........................           --              --
Total units held--VUL-2002..........................        3,702           1,011
                                                       ----------        --------
Total units held....................................      155,871          27,605
                                                       ----------        --------
VUL-95 Net unit value...............................   $     8.21        $   7.67
VGSP Net unit value.................................   $     8.22        $   7.68
VUL-100 Net unit value..............................   $     8.21        $   7.67
Russell VUL Net unit value..........................   $       --        $     --
VUL-2000 Net unit value.............................   $     8.23        $   7.68
JSVUL-2000 Net unit value...........................   $     8.23        $   7.68
Destiny Net unit value..............................   $     8.26        $   7.71
VUL-2002 Net unit value.............................   $     8.16        $   7.82
Cost of investments.................................   $1,284,714        $216,146

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                           S & P 500 INDEX FUND DIVISION                           MONEY MARKET FUND DIVISION
                                     ------------------------------------------                ----------------------------------
                                         2002           2001           2000                      2002         2001        2000
                                     ------------   ------------   ------------                ---------   ----------   ---------
Investment income (See Note 2C):
  Dividend Income..................  $  1,167,747   $         --   $         --                $ 774,745   $       --   $      --
Expenses:
  Mortality and expense charges....      (480,933)      (490,060)      (492,959)                (149,287)    (180,618)    (63,761)
                                     ------------   ------------   ------------                ---------   ----------   ---------
     Net investment income
       (expense)...................       686,814       (490,060)      (492,959)                 625,458     (180,618)    (63,761)
                                     ------------   ------------   ------------                ---------   ----------   ---------
Net realized gain (loss) on
  investments:
  Realized gain from
     distributions.................     9,210,028        260,324     14,676,037                       --       55,030     776,924
  Realized gain (loss) on sales....    (5,669,139)    (1,247,290)     2,585,415                  170,786      216,875      45,553
                                     ------------   ------------   ------------                ---------   ----------   ---------
Net realized gain (loss) on
  investments......................     3,540,889       (986,966)    17,261,452                  170,786      271,905     822,477
                                     ------------   ------------   ------------                ---------   ----------   ---------
Net unrealized gain (loss) on
  investments:
  Unrealized gain (loss) on
     investments, beginning of
     period........................   (18,733,739)   (11,146,657)    12,073,799                  287,379     (492,305)   (292,325)
  Unrealized gain (loss) on
     investments, end of period....   (41,060,546)   (18,733,739)   (11,146,657)                (209,847)     287,379    (492,305)
                                     ------------   ------------   ------------                ---------   ----------   ---------
     Net unrealized gain (loss) on
       investments.................   (22,326,807)    (7,587,082)   (23,220,456)                (497,226)     779,684    (199,980)
                                     ------------   ------------   ------------                ---------   ----------   ---------
     Net gain (loss) on
       investments.................   (18,785,918)    (8,574,048)    (5,959,004)                (326,440)   1,051,589     622,497
                                     ------------   ------------   ------------                ---------   ----------   ---------
Net increase (decrease) in net
  assets resulting from
  operations.......................  $(18,099,104)  $ (9,064,108)  $ (6,451,963)               $ 299,018   $  870,971   $ 558,736
                                     ============   ============   ============                =========   ==========   =========

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                              BOND INDEX FUND DIVISION                         MANAGED EQUITY FUND DIVISION
                                           -------------------------------                ---------------------------------------
                                             2002       2001       2000                      2002          2001          2000
                                           --------   --------   ---------                -----------   -----------   -----------
Investment income (See Note 2C):
  Dividend Income........................  $549,954   $     --   $      --                $   152,484   $        --   $        --
Expenses:
  Mortality and expense charges..........   (75,834)   (60,494)    (51,753)                   (53,616)      (56,525)      (52,636)
                                           --------   --------   ---------                -----------   -----------   -----------
     Net investment income (expense).....   474,120    (60,494)    (51,753)                    98,868       (56,525)      (52,636)
                                           --------   --------   ---------                -----------   -----------   -----------
Net realized gain (loss) on investments:
  Realized gain from distributions.......        --     16,145     400,130                    340,301        39,240     2,416,109
  Realized gain (loss) on sales..........   271,350    110,111       2,144                 (1,005,983)     (204,219)      190,926
                                           --------   --------   ---------                -----------   -----------   -----------
Net realized gain (loss) on
  investments............................   271,350    126,256     402,274                   (665,682)     (164,979)    2,607,035
                                           --------   --------   ---------                -----------   -----------   -----------
Net unrealized gain (loss) on
  investments:
  Unrealized gain (loss) on investments,
     beginning of period.................   509,608    (59,387)   (448,862)                (1,342,683)   (1,691,506)      110,752
  Unrealized gain (loss) on investments,
     end of period.......................   738,894    509,608     (59,387)                (2,927,065)   (1,342,683)   (1,691,506)
                                           --------   --------   ---------                -----------   -----------   -----------
     Net unrealized gain (loss) on
       investments.......................   229,286    568,995     389,475                 (1,584,382)      348,823    (1,802,258)
                                           --------   --------   ---------                -----------   -----------   -----------
     Net gain (loss) on investments......   500,636    695,251     791,749                 (2,250,064)      183,844       804,777
                                           --------   --------   ---------                -----------   -----------   -----------
Net increase (decrease) in net assets
  resulting from operations..............  $974,756   $634,757   $ 739,996                $(2,151,196)  $   127,319   $   752,141
                                           ========   ========   =========                ===========   ===========   ===========

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                       ASSET ALLOCATION FUND DIVISION                        INTERNATIONAL INDEX FUND DIVISION
                                   ---------------------------------------                ---------------------------------------
                                      2002          2001          2000                       2002          2001          2000
                                   -----------   -----------   -----------                -----------   -----------   -----------
Investment income (See Note 2C):
  Dividend Income................  $   412,972   $        --   $        --                $   106,567   $        --   $        --
Expenses:
  Mortality and expense
     charges.....................      (80,006)     (107,537)     (161,076)                   (35,887)      (53,562)      (96,591)
                                   -----------   -----------   -----------                -----------   -----------   -----------
     Net investment income
       (expense).................      332,966      (107,537)     (161,076)                    70,680       (53,562)      (96,591)
                                   -----------   -----------   -----------                -----------   -----------   -----------
Net realized gain (loss) on
  investments:
  Realized gain from
     distributions...............           --       121,131     6,903,265                         --            --     1,771,145
  Realized gain (loss) on
     sales.......................   (1,344,414)   (1,708,787)      955,801                   (615,206)     (232,121)      523,080
                                   -----------   -----------   -----------                -----------   -----------   -----------
Net realized gain (loss) on
  investments....................   (1,344,414)   (1,587,656)    7,859,066                   (615,206)     (232,121)    2,294,225
                                   -----------   -----------   -----------                -----------   -----------   -----------
Net unrealized gain (loss) on
  investments:
  Unrealized gain (loss) on
     investments, beginning of
     period......................   (2,544,220)   (2,924,861)    4,658,326                 (2,371,032)     (392,875)    3,766,663
  Unrealized gain (loss) on
     investments, end of
     period......................   (3,383,478)   (2,544,220)   (2,924,861)                (3,083,924)   (2,371,032)     (392,875)
                                   -----------   -----------   -----------                -----------   -----------   -----------
     Net unrealized gain (loss)
       on investments............     (839,258)      380,641    (7,583,187)                  (712,892)   (1,978,157)   (4,159,538)
                                   -----------   -----------   -----------                -----------   -----------   -----------
     Net gain (loss) on
       investments...............   (2,183,672)   (1,207,015)      275,879                 (1,328,098)   (2,210,278)   (1,865,313)
                                   -----------   -----------   -----------                -----------   -----------   -----------
Net increase (decrease) in net
  assets resulting from
  operations.....................  $(1,850,706)  $(1,314,552)  $   114,803                $(1,257,418)  $(2,263,840)  $(1,961,904)
                                   ===========   ===========   ===========                ===========   ===========   ===========

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                                MID-CAP EQUITY FUND DIVISION                    SMALL-CAP EQUITY FUND DIVISION
                                           ---------------------------------------            -----------------------------------
                                              2002          2001          2000                   2002         2001        2000
                                           -----------   -----------   -----------            -----------   ---------   ---------
Investment income (See Note 2C):
  Dividend Income........................  $        --   $        --   $        --            $        --   $      --   $      --
Expenses:
  Mortality and expense charges..........      (34,721)      (43,465)      (67,013)               (33,534)    (30,708)    (23,815)
                                           -----------   -----------   -----------            -----------   ---------   ---------
     Net investment income (expense).....      (34,721)      (43,465)      (67,013)               (33,534)    (30,708)    (23,815)
                                           -----------   -----------   -----------            -----------   ---------   ---------
Net realized gain (loss) on investments:
  Realized gain from distributions.......           --        40,342     2,473,629                283,950       4,894     208,782
  Realized gain (loss) on sales..........   (1,271,808)     (880,515)      577,510                (59,522)    (22,004)   (225,132)
                                           -----------   -----------   -----------            -----------   ---------   ---------
Net realized gain (loss) on
  investments............................   (1,271,808)     (840,173)    3,051,139                224,428     (17,110)    (16,350)
                                           -----------   -----------   -----------            -----------   ---------   ---------
Net unrealized gain (loss) on
  investments:
  Unrealized gain (loss) on investments,
     beginning of period.................   (3,730,043)   (2,712,068)    1,140,498                464,120    (190,367)   (439,908)
  Unrealized gain (loss) on investments,
     end of period.......................   (4,019,488)   (3,730,043)   (2,712,068)              (677,253)    464,120    (190,367)
                                           -----------   -----------   -----------            -----------   ---------   ---------
     Net unrealized gain (loss) on
       investments.......................     (289,445)   (1,017,975)   (3,852,566)            (1,141,373)    654,487     249,541
                                           -----------   -----------   -----------            -----------   ---------   ---------
     Net gain (loss) on investments......   (1,561,253)   (1,858,148)     (801,427)              (916,945)    637,377     233,191
                                           -----------   -----------   -----------            -----------   ---------   ---------
Net increase (decrease) in net assets
  resulting from operations..............  $(1,595,974)  $(1,901,613)  $  (868,440)           $  (950,479)  $ 606,669   $ 209,376
                                           ===========   ===========   ===========            ===========   =========   =========

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
                 YEARS ENDED DECEMBER 31, 2002, 2001, AND 2000

                                  VIP EQUITY-INCOME PORTFOLIO FUND DIVISION                VIP GROWTH PORTFOLIO FUND DIVISION
                                  -----------------------------------------            ------------------------------------------
                                      2002           2001          2000                    2002           2001           2000
                                  ------------   ------------   -----------            ------------   ------------   ------------
Investment income (See Note 2C):
  Dividend Income...............  $   388,775    $   398,762    $  405,669             $    104,037   $     39,900   $     62,273
Expenses:
  Mortality and expense
     charges....................     (171,394)      (180,832)     (180,926)                (301,999)      (371,131)      (464,392)
                                  -----------    -----------    ----------             ------------   ------------   ------------
     Net investment income
       (expense)................      217,381        217,930       224,743                 (197,962)      (331,231)      (402,119)
                                  -----------    -----------    ----------             ------------   ------------   ------------
Net realized gain (loss) on
  investments:
  Realized gain from
     distributions..............      529,167      1,120,333     1,528,337                       --      3,750,572      6,196,177
  Realized gain (loss) on
     sales......................     (732,543)        25,609       760,990               (2,938,762)      (699,917)     2,588,618
                                  -----------    -----------    ----------             ------------   ------------   ------------
Net realized gain (loss) on
  investments...................     (203,376)     1,145,942     2,289,327               (2,938,762)     3,050,655      8,784,795
                                  -----------    -----------    ----------             ------------   ------------   ------------
Net unrealized gain (loss) on
  investments:
  Unrealized gain (loss) on
     investments, beginning of
     period.....................   (1,076,113)     1,729,089     2,561,251              (10,927,256)     2,654,006     18,619,738
  Unrealized gain (loss) on
     investments, end of
     period.....................   (5,393,437)    (1,076,113)    1,729,089              (23,037,649)   (10,927,256)     2,654,006
                                  -----------    -----------    ----------             ------------   ------------   ------------
     Net unrealized gain (loss)
       on investments...........   (4,317,324)    (2,805,202)     (832,162)             (12,110,393)   (13,581,262)   (15,965,732)
                                  -----------    -----------    ----------             ------------   ------------   ------------
     Net gain (loss) on
       investments..............   (4,520,700)    (1,659,260)    1,457,165              (15,049,155)   (10,530,607)    (7,180,937)
                                  -----------    -----------    ----------             ------------   ------------   ------------
Net increase (decrease) in net
  assets resulting from
  operations....................  $(4,303,319)   $(1,441,330)   $1,681,908             $(15,247,117)  $(10,861,838)  $ (7,583,056)
                                  ===========    ===========    ==========             ============   ============   ============

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
                 YEARS ENDED DECEMBER 31, 2002, 2001, AND 2000

                                  VIP OVERSEAS PORTFOLIO FUND DIVISION              VIP II ASSET MANAGER PORTFOLIO FUND DIVISION
                                 ---------------------------------------            ---------------------------------------------
                                    2002          2001          2000                    2002            2001            2000
                                 -----------   -----------   -----------            -------------   -------------   -------------
Investment income (See Note
  2C):
  Dividend Income..............  $    82,677   $   684,329   $   215,081              $ 121,948       $ 115,441       $  76,446
Expenses:
  Mortality and expense
     charges...................      (75,642)      (90,905)     (117,674)               (21,517)        (20,693)        (18,919)
                                 -----------   -----------   -----------              ---------       ---------       ---------
     Net investment income
       (expense)...............        7,035       593,424        97,407                100,431          94,748          57,527
                                 -----------   -----------   -----------              ---------       ---------       ---------
Net realized gain (loss) on
  investments:
  Realized gain from
     distributions.............           --     1,081,681     1,354,432                     --          43,291         180,102
  Realized gain (loss) on
     sales.....................   (1,137,707)     (707,133)      466,998               (182,624)       (132,840)         (2,259)
                                 -----------   -----------   -----------              ---------       ---------       ---------
Net realized gain (loss) on
  investments..................   (1,137,707)      374,548     1,821,430               (182,624)        (89,549)        177,843
                                 -----------   -----------   -----------              ---------       ---------       ---------
Net unrealized gain (loss) on
  investments:
  Unrealized gain (loss) on
     investments, beginning of
     period....................   (4,702,233)     (619,966)    4,550,473               (331,986)       (187,017)        178,795
  Unrealized gain (loss) on
     investments, end of
     period....................   (5,934,498)   (4,702,233)     (619,966)              (564,099)       (331,986)       (187,017)
                                 -----------   -----------   -----------              ---------       ---------       ---------
     Net unrealized gain (loss)
       on investments..........   (1,232,265)   (4,082,267)   (5,170,439)              (232,113)       (144,969)       (365,812)
                                 -----------   -----------   -----------              ---------       ---------       ---------
     Net gain (loss) on
       investments.............   (2,369,972)   (3,707,719)   (3,349,009)              (414,737)       (234,518)       (187,969)
                                 -----------   -----------   -----------              ---------       ---------       ---------
Net increase (decrease) in net
  assets resulting from
  operations...................  $(2,362,937)  $(3,114,295)  $(3,251,602)             $(314,306)      $(139,770)      $(130,442)
                                 ===========   ===========   ===========              =========       =========       =========

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                          VIP HIGH INCOME PORTFOLIO FUND DIVISION            VIP MID CAP PORTFOLIO FUND DIVISION
                                          ---------------------------------------            ------------------------------------
                                             2002          2001          2000                   2002          2001        2000*
                                          -----------   -----------   -----------            -----------   ----------   ---------
Investment income (See Note 2C):
  Dividend Income.......................  $   647,515   $   711,911   $   297,498             $  23,868     $     --     $ 3,443
Expenses:
  Mortality and expense charges.........      (43,733)      (43,350)      (38,853)              (21,778)     (10,025)     (1,385)
                                          -----------   -----------   -----------             ---------     --------     -------
     Net investment income (expense)....      603,782       668,561       258,645                 2,090      (10,025)      2,058
                                          -----------   -----------   -----------             ---------     --------     -------
Net realized gain (loss) on investments:
  Realized gain from distributions......           --            --            --                    --           --          --
  Realized gain (loss) on sales.........     (815,107)     (499,890)     (153,890)              (72,308)       5,749       1,905
                                          -----------   -----------   -----------             ---------     --------     -------
Net realized gain (loss) on
  investments...........................     (815,107)     (499,890)     (153,890)              (72,308)       5,749       1,905
                                          -----------   -----------   -----------             ---------     --------     -------
Net unrealized gain (loss) on
  investments:
  Unrealized gain (loss) on investments,
     beginning of period................   (2,464,173)   (1,520,552)      (27,408)               70,096       33,908          --
  Unrealized gain (loss) on investments,
     end of period......................   (2,122,084)   (2,464,173)   (1,520,552)             (317,412)      70,096      33,908
                                          -----------   -----------   -----------             ---------     --------     -------
     Net unrealized gain (loss) on
       investments......................      342,089      (943,621)   (1,493,144)             (387,508)      36,188      33,908
                                          -----------   -----------   -----------             ---------     --------     -------
     Net gain (loss) on investments.....     (473,018)   (1,443,511)   (1,647,034)             (459,816)      41,937      35,813
                                          -----------   -----------   -----------             ---------     --------     -------
Net increase (decrease) in net assets
  resulting from operations.............  $   130,764   $  (774,950)  $(1,388,389)            $(457,726)    $ 31,912     $37,871
                                          ===========   ===========   ===========             =========     ========     =======

---------------

* For Period May 1, 2000 (inception) to December 31, 2000

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                        WORLDWIDE HARD ASSETS FUND DIVISION             WORLDWIDE EMERGING MARKETS FUND DIVISION
                                        ------------------------------------            -----------------------------------------
                                           2002         2001         2000                  2002           2001           2000
                                        ----------   ----------   ----------            -----------   ------------   ------------
Investment income (See Note 2C):
  Dividend Income.....................   $  2,897     $  3,771     $  3,521              $  1,513      $      --      $      --
Expenses:
  Mortality and expense charges.......     (3,031)      (2,764)      (2,821)               (5,198)        (7,340)        (7,572)
                                         --------     --------     --------              --------      ---------      ---------
     Net investment income
       (expense)......................       (134)       1,007          700                (3,685)        (7,340)        (7,572)
                                         --------     --------     --------              --------      ---------      ---------
Net realized gain (loss) on
  investments:
  Realized gain from distributions....         --           --           --                    --             --             --
  Realized gain (loss) on sales.......     (8,005)      (2,165)     (32,872)              (34,748)      (594,374)       (86,751)
                                         --------     --------     --------              --------      ---------      ---------
Net realized gain (loss) on
  investments.........................     (8,005)      (2,165)     (32,872)              (34,748)      (594,374)       (86,751)
                                         --------     --------     --------              --------      ---------      ---------
Net unrealized gain (loss) on
  investments:
  Unrealized gain (loss) on
     investments, beginning of
     period...........................     (1,904)      38,766      (28,094)              (50,771)      (550,168)        44,010
  Unrealized gain (loss) on
     investments, end of period.......    (19,747)      (1,904)      38,766               (34,745)       (50,771)      (550,168)
                                         --------     --------     --------              --------      ---------      ---------
     Net unrealized gain (loss) on
       investments....................    (17,843)     (40,670)      66,860                16,026        499,397       (594,178)
                                         --------     --------     --------              --------      ---------      ---------
     Net gain (loss) on investments...    (25,848)     (42,835)      33,988               (18,722)       (94,977)      (680,929)
                                         --------     --------     --------              --------      ---------      ---------
Net increase (decrease) in net assets
  resulting from operations...........   $(25,982)    $(41,828)    $ 34,688              $(22,407)     $(102,317)     $(688,501)
                                         ========     ========     ========              ========      =========      =========

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
                 YEARS ENDED DECEMBER 31, 2002, 2001, AND 2000

                                                  MULTI-STYLE EQUITY FUND DIVISION                    CORE BOND FUND DIVISION
                                               ---------------------------------------            -------------------------------
                                                  2002          2001          2000                  2002       2001       2000
                                               -----------   -----------   -----------            --------   --------   ---------
Investment income (See Note 2C):
  Dividend Income............................  $    38,024   $    41,403   $    74,081            $ 82,569   $182,428   $ 445,197
Expenses:
  Mortality and expense charges..............      (42,864)      (60,287)      (96,695)            (19,164)   (21,368)    (55,268)
                                               -----------   -----------   -----------            --------   --------   ---------
     Net investment income (expense).........       (4,840)      (18,884)      (22,614)             63,405    161,060     389,929
                                               -----------   -----------   -----------            --------   --------   ---------
Net realized gain (loss) on investments:
  Realized gain from distributions...........           --       176,452       513,373              69,964     19,878          --
  Realized gain (loss) on sales..............     (663,057)   (1,292,312)      934,300              54,589     29,828    (472,084)
                                               -----------   -----------   -----------            --------   --------   ---------
Net realized gain (loss) on investments......     (663,057)   (1,115,860)    1,447,673             124,553     49,706    (472,084)
                                               -----------   -----------   -----------            --------   --------   ---------
Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
     beginning of period.....................   (1,485,476)   (1,130,058)    2,118,228              92,107    103,744    (651,116)
  Unrealized gain (loss) on investments, end
     of period...............................   (2,522,170)   (1,485,476)   (1,130,058)            118,938     92,107     103,744
                                               -----------   -----------   -----------            --------   --------   ---------
     Net unrealized gain (loss) on
       investments...........................   (1,036,694)     (355,418)   (3,248,286)             26,831    (11,637)    754,860
                                               -----------   -----------   -----------            --------   --------   ---------
     Net gain (loss) on investments..........   (1,699,751)   (1,471,278)   (1,800,613)            151,384     38,069     282,776
                                               -----------   -----------   -----------            --------   --------   ---------
Net increase (decrease) in net assets
  resulting from operations..................  $(1,704,591)  $(1,490,162)  $(1,823,227)           $214,789   $199,129   $ 672,705
                                               ===========   ===========   ===========            ========   ========   =========

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                                  AGGRESSIVE EQUITY FUND DIVISION                    NON-US FUND DIVISION
                                                 ---------------------------------            -----------------------------------
                                                   2002        2001        2000                 2002        2001         2000
                                                 ---------   ---------   ---------            ---------   ---------   -----------
Investment income (See Note 2C):
  Dividend Income..............................  $      --   $   3,637   $  15,814            $  29,524   $  14,996   $     4,604
Expenses:
  Mortality and expense charges................    (16,436)    (22,937)    (30,352)             (13,104)    (18,194)      (25,678)
                                                 ---------   ---------   ---------            ---------   ---------   -----------
     Net investment income (expense)...........    (16,436)    (19,300)    (14,538)              16,420      (3,198)      (21,074)
                                                 ---------   ---------   ---------            ---------   ---------   -----------
Net realized gain (loss) on investments:
  Realized gain from distributions.............         --          --     472,086                   --          --       286,885
  Realized gain (loss) on sales................   (100,969)   (162,100)    (38,895)            (424,607)    (90,231)      488,585
                                                 ---------   ---------   ---------            ---------   ---------   -----------
Net realized gain (loss) on investments........   (100,969)   (162,100)    433,191             (424,607)    (90,231)      775,470
                                                 ---------   ---------   ---------            ---------   ---------   -----------
Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
     beginning of period.......................   (143,709)   (177,317)    318,975             (867,445)   (261,333)    1,132,570
  Unrealized gain (loss) on investments, end of
     period....................................   (537,357)   (143,709)   (177,317)            (774,102)   (867,445)     (261,333)
                                                 ---------   ---------   ---------            ---------   ---------   -----------
     Net unrealized gain (loss) on
       investments.............................   (393,648)     33,608    (496,292)              93,343    (606,112)   (1,393,903)
                                                 ---------   ---------   ---------            ---------   ---------   -----------
     Net gain (loss) on investments............   (494,617)   (128,492)    (63,101)            (331,264)   (696,343)     (618,433)
                                                 ---------   ---------   ---------            ---------   ---------   -----------
Net increase (decrease) in net assets resulting
  from operations..............................  $(511,053)  $(147,792)  $ (77,639)           $(314,844)  $(699,541)  $  (639,507)
                                                 =========   =========   =========            =========   =========   ===========

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                               VP INCOME & GROWTH FUND DIVISION                VP INTERNATIONAL FUND DIVISION
                                               ---------------------------------            -------------------------------------
                                                 2002        2001        2000                  2002          2001         2000
                                               ---------   ---------   ---------            -----------   -----------   ---------
Investment income (See Note 2C):
  Dividend Income............................  $  33,751   $  32,247   $   7,351            $    26,643   $     3,651   $   2,080
Expenses:
  Mortality and expense charges..............    (18,579)    (21,730)    (13,332)               (20,832)      (22,723)    (17,848)
                                               ---------   ---------   ---------            -----------   -----------   ---------
     Net investment income (expense).........     15,172      10,517      (5,981)                 5,811       (19,072)    (15,768)
                                               ---------   ---------   ---------            -----------   -----------   ---------
Net realized gain (loss) on investments:
  Realized gain from distributions...........         --          --          --                     --       403,113      31,114
  Realized gain (loss) on sales..............   (381,016)   (208,919)      4,053               (689,257)     (805,746)     46,401
                                               ---------   ---------   ---------            -----------   -----------   ---------
Net realized gain (loss) on investments......   (381,016)   (208,919)      4,053               (689,257)     (402,633)     77,515
                                               ---------   ---------   ---------            -----------   -----------   ---------
Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
     beginning of period.....................   (459,120)   (283,900)     43,675             (1,655,964)     (583,356)    120,672
  Unrealized gain (loss) on investments, end
     of period...............................   (770,241)   (459,120)   (283,900)            (1,809,726)   (1,655,964)   (583,356)
                                               ---------   ---------   ---------            -----------   -----------   ---------
     Net unrealized gain (loss) on
       investments...........................   (311,121)   (175,220)   (327,575)              (153,762)   (1,072,608)   (704,028)
                                               ---------   ---------   ---------            -----------   -----------   ---------
     Net gain (loss) on investments..........   (692,137)   (384,139)   (323,522)              (843,019)   (1,475,241)   (626,513)
                                               ---------   ---------   ---------            -----------   -----------   ---------
Net increase (decrease) in net assets
  resulting from operations..................  $(676,965)  $(373,622)  $(329,503)           $  (837,208)  $(1,494,313)  $(642,281)
                                               =========   =========   =========            ===========   ===========   =========

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                                             VP VALUE FUND DIVISION                 BOND PORTFOLIO FUND DIVISION
                                                         -------------------------------            -----------------------------
                                                           2002        2001       2000                2002       2001      2000
                                                         ---------   --------   --------            --------   --------   -------
Investment income (See Note 2C):
  Dividend Income......................................  $  17,591   $ 19,250   $  3,598            $ 10,477   $ 66,356   $62,032
Expenses:
  Mortality and expense charges........................    (20,967)    (6,302)    (2,305)            (10,001)    (5,407)   (3,528)
                                                         ---------   --------   --------            --------   --------   -------
     Net investment income (expense)...................     (3,376)    12,948      1,293                 476     60,949    58,504
                                                         ---------   --------   --------            --------   --------   -------
Net realized gain (loss) on investments:
  Realized gain from distributions.....................    113,819         --      9,205                  --      9,201        --
  Realized gain (loss) on sales........................    (16,028)   221,520     (1,159)              6,948     28,799       455
                                                         ---------   --------   --------            --------   --------   -------
Net realized gain (loss) on investments................     97,791    221,520      8,046               6,948     38,000       455
                                                         ---------   --------   --------            --------   --------   -------
Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments, beginning of
     period............................................    224,096    222,677      1,835              (2,449)    23,238    (2,016)
  Unrealized gain (loss) on investments, end of
     period............................................   (303,772)   224,096    222,677             131,003     (2,449)   23,238
                                                         ---------   --------   --------            --------   --------   -------
     Net unrealized gain (loss) on investments.........   (527,868)     1,419    220,842             133,452    (25,687)   25,254
                                                         ---------   --------   --------            --------   --------   -------
     Net gain (loss) on investments....................   (430,077)   222,939    228,888             140,400     12,313    25,709
                                                         ---------   --------   --------            --------   --------   -------
Net increase (decrease) in net assets resulting from
  operations...........................................  $(433,453)  $235,887   $230,181            $140,876   $ 73,262   $84,213
                                                         =========   ========   ========            ========   ========   =======

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                         SMALL COMPANY PORTFOLIO FUND DIVISION              SEI VP LARGE CAP VALUE FUND DIVISION
                                        ---------------------------------------            --------------------------------------
                                           2002          2001          2000                   2002          2001         2000**
                                        -----------   -----------   -----------            -----------   -----------   ----------
Investment income (See Note 2C):
  Dividend Income.....................   $   5,688     $   1,396     $   7,170              $  91,015     $  60,646     $ 10,201
Expenses:
  Mortality and expense charges.......     (17,705)      (18,295)      (14,914)               (36,632)      (26,927)      (5,062)
                                         ---------     ---------     ---------              ---------     ---------     --------
     Net investment income
       (expense)......................     (12,017)      (16,899)       (7,744)                54,383        33,719        5,139
                                         ---------     ---------     ---------              ---------     ---------     --------
Net realized gain (loss) on
  investments:
  Realized gain from distributions....          --            --        42,416                     --       101,095           --
  Realized gain (loss) on sales.......    (136,718)     (750,139)       71,004               (164,369)       19,878          269
                                         ---------     ---------     ---------              ---------     ---------     --------
Net realized gain (loss) on
  investments.........................    (136,718)     (750,139)      113,420               (164,369)      120,973          269
                                         ---------     ---------     ---------              ---------     ---------     --------
Net unrealized gain (loss) on
  investments:
  Unrealized gain (loss) on
     investments, beginning of
     period...........................    (280,413)     (507,291)       96,610                (69,454)      194,619           --
  Unrealized gain (loss) on
     investments, end of period.......    (870,796)     (280,413)     (507,291)              (899,626)      (69,454)     194,619
                                         ---------     ---------     ---------              ---------     ---------     --------
     Net unrealized gain (loss) on
       investments....................    (590,383)      226,878      (603,901)              (830,172)     (264,073)     194,619
                                         ---------     ---------     ---------              ---------     ---------     --------
     Net gain (loss) on investments...    (727,101)     (523,261)     (490,481)              (994,541)     (143,100)     194,888
                                         ---------     ---------     ---------              ---------     ---------     --------
Net increase (decrease) in net assets
  resulting from operations...........   $(739,118)    $(540,160)    $(498,225)             $(940,158)    $(109,381)    $200,027
                                         =========     =========     =========              =========     =========     ========

---------------
** For Period April 10, 2000 (inception) to December 31, 2000

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
      YEARS ENDED DECEMBER 31, 2002, 2001, AND 2000, EXCEPT AS NOTED BELOW

                                           SEI VP LARGE CAP GROWTH FUND DIVISION             SEI VP SMALL CAP VALUE FUND DIVISION
                                           --------------------------------------            ------------------------------------
                                               2002          2001        2000**                 2002          2001       2000**
                                           ------------   ----------   ----------            -----------   ----------   ---------
Investment income (See Note 2C):
  Dividend Income........................  $        --    $      --    $      --              $   9,130     $  7,632     $ 1,598
Expenses:
  Mortality and expense charges..........      (21,499)     (17,086)      (5,429)               (14,712)      (5,959)       (827)
                                           -----------    ---------    ---------              ---------     --------     -------
     Net investment income (expense).....      (21,499)     (17,086)      (5,429)                (5,582)       1,673         771
                                           -----------    ---------    ---------              ---------     --------     -------
Net realized gain (loss) on investments:
  Realized gain from distributions.......           --           --           --                116,968      164,358       9,311
  Realized gain (loss) on sales..........     (550,230)    (273,188)      (1,016)                30,407       17,458         712
                                           -----------    ---------    ---------              ---------     --------     -------
Net realized gain (loss) on
  investments............................     (550,230)    (273,188)      (1,016)               147,375      181,816      10,023
                                           -----------    ---------    ---------              ---------     --------     -------
Net unrealized gain (loss) on
  investments:
  Unrealized gain (loss) on investments,
     beginning of period.................     (886,275)    (431,299)          --                 78,578       28,138          --
  Unrealized gain (loss) on investments,
     end of period.......................   (1,732,357)    (886,275)    (431,299)              (343,241)      78,578      28,138
                                           -----------    ---------    ---------              ---------     --------     -------
     Net unrealized gain (loss) on
       investments.......................     (846,082)    (454,976)    (431,299)              (421,819)      50,440      28,138
                                           -----------    ---------    ---------              ---------     --------     -------
     Net gain (loss) on investments......   (1,396,312)    (728,164)    (432,315)              (274,444)     232,256      38,161
                                           -----------    ---------    ---------              ---------     --------     -------
Net increase (decrease) in net assets
  resulting from operations..............  $(1,417,811)   $(745,250)   $(437,744)             $(280,026)    $233,929     $38,932
                                           ===========    =========    =========              =========     ========     =======

---------------
** For Period April 10, 2000 (inception) to December 31, 2000

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                     SEI VP SMALL CAP GROWTH FUND DIVISION             SEI VP INTERNATIONAL EQUITY FUND DIVISION
                                     --------------------------------------            ------------------------------------------
                                        2002          2001         2000**                  2002           2001          2000**
                                     -----------   -----------   ----------            ------------   ------------   ------------
Investment income (See Note 2C):
  Dividend Income..................   $      --     $      --     $     --              $  10,954      $   3,320      $  19,342
Expenses:
  Mortality and expense charges....      (6,484)       (5,267)      (1,240)               (15,515)       (16,945)        (5,386)
                                      ---------     ---------     --------              ---------      ---------      ---------
     Net investment income
       (expense)...................      (6,484)       (5,267)      (1,240)                (4,561)       (13,625)        13,956
                                      ---------     ---------     --------              ---------      ---------      ---------
Net realized gain (loss) on
  investments:
  Realized gain from
     distributions.................          --            --           --                     --             --             --
  Realized gain (loss) on sales....    (109,318)      (43,461)         336               (478,560)      (150,854)        (5,118)
                                      ---------     ---------     --------              ---------      ---------      ---------
Net realized gain (loss) on
  investments......................    (109,318)      (43,461)         336               (478,560)      (150,854)        (5,118)
                                      ---------     ---------     --------              ---------      ---------      ---------
Net unrealized gain (loss) on
  investments:
  Unrealized gain (loss) on
     investments, beginning of
     period........................    (170,181)      (40,036)          --               (725,352)      (254,806)            --
  Unrealized gain (loss) on
     investments, end of period....    (421,898)     (170,181)     (40,036)              (671,688)      (725,352)      (254,806)
                                      ---------     ---------     --------              ---------      ---------      ---------
     Net unrealized gain (loss) on
       investments.................    (251,717)     (130,145)     (40,036)                53,664       (470,546)      (254,806)
                                      ---------     ---------     --------              ---------      ---------      ---------
     Net gain (loss) on
       investments.................    (361,035)     (173,606)     (39,700)              (424,896)      (621,400)      (259,924)
                                      ---------     ---------     --------              ---------      ---------      ---------
Net increase (decrease) in net
  assets resulting from
  operations.......................   $(367,519)    $(178,873)    $(40,940)             $(429,457)     $(635,025)     $(245,968)
                                      =========     =========     ========              =========      =========      =========

---------------

** For Period April 10, 2000 (inception) to December 31, 2000

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                SEI VP EMERGING MARKETS EQUITY FUND DIVISION              SEI VP CORE FIXED INCOME FUND DIVISION
                                ---------------------------------------------            ----------------------------------------
                                    2002            2001           2000**                   2002           2001         2000**
                                -------------   -------------   -------------            -----------   ------------   -----------
Investment income (See Note
  2C):
  Dividend Income.............    $      --       $      --       $      --               $296,883      $ 570,668      $ 71,862
Expenses:
  Mortality and expense
     charges..................       (8,079)         (5,858)         (1,934)               (46,279)       (45,754)       (9,123)
                                  ---------       ---------       ---------               --------      ---------      --------
     Net investment income
       (expense)..............       (8,079)         (5,858)         (1,934)               250,604        524,914        62,739
                                  ---------       ---------       ---------               --------      ---------      --------
Net realized gain (loss) on
  investments:
  Realized gain from
     distributions............           --              --              --                 75,884             --            --
  Realized gain (loss) on
     sales....................     (103,154)        (71,561)         (4,309)               155,436         63,329           897
                                  ---------       ---------       ---------               --------      ---------      --------
Net realized gain (loss) on
  investments.................     (103,154)        (71,561)         (4,309)               231,320         63,329           897
                                  ---------       ---------       ---------               --------      ---------      --------
Net unrealized gain (loss) on
  investments:
  Unrealized gain (loss) on
     investments, beginning of
     period...................     (160,698)       (142,634)             --                (26,153)       137,043            --
  Unrealized gain (loss) on
     investments, end of
     period...................     (179,831)       (160,698)       (142,634)               126,347        (26,153)      137,043
                                  ---------       ---------       ---------               --------      ---------      --------
     Net unrealized gain
       (loss) on
       investments............      (19,133)        (18,064)       (142,634)               152,500       (163,196)      137,043
                                  ---------       ---------       ---------               --------      ---------      --------
     Net gain (loss) on
       investments............     (122,287)        (89,625)       (146,943)               383,820        (99,867)      137,940
                                  ---------       ---------       ---------               --------      ---------      --------
Net increase (decrease) in net
  assets resulting from
  operations..................    $(130,366)      $ (95,483)      $(148,877)              $634,424      $ 425,047      $200,679
                                  =========       =========       =========               ========      =========      ========

---------------
** For Period April 10, 2000 (inception) to December 31, 2000

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                                        SEI VP HIGH YIELD BOND                 SEI VP INTERNATIONAL FIXED INCOME
                                                            FUND DIVISION                                FUND DIVISION
                                                    ------------------------------            -----------------------------------
                                                      2002       2001      2000**                2002         2001       2000**
                                                    --------   --------   --------            ----------   ----------   ---------
Investment income (See Note 2C):
  Dividend Income.................................  $ 80,449   $ 71,607   $  7,586             $ 66,608     $  5,857     $    --
Expenses:
  Mortality and expense charges...................    (6,706)    (5,121)      (514)              (6,335)      (5,060)       (752)
                                                    --------   --------   --------             --------     --------     -------
     Net investment income (expense)..............    73,743     66,486      7,072               60,273          797        (752)
                                                    --------   --------   --------             --------     --------     -------
Net realized gain (loss) on investments:
  Realized gain from distributions................        --         --         --               13,523           --          --
  Realized gain (loss) on sales...................   (31,008)   (11,370)      (233)              22,710        3,141        (876)
                                                    --------   --------   --------             --------     --------     -------
Net realized gain (loss) on investments...........   (31,008)   (11,370)      (233)              36,233        3,141        (876)
                                                    --------   --------   --------             --------     --------     -------
Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments, beginning
     of period....................................   (58,939)   (13,421)        --               (8,120)      40,423          --
  Unrealized gain (loss) on investments, end of
     period.......................................   (47,962)   (58,939)   (13,421)              65,556       (8,120)     40,423
                                                    --------   --------   --------             --------     --------     -------
     Net unrealized gain (loss) on investments....    10,977    (45,518)   (13,421)              73,676      (48,543)     40,423
                                                    --------   --------   --------             --------     --------     -------
     Net gain (loss) on investments...............   (20,031)   (56,888)   (13,654)             109,909      (45,402)     39,547
                                                    --------   --------   --------             --------     --------     -------
Net increase (decrease) in net assets resulting
  from operations.................................  $ 53,712   $  9,598   $ (6,582)            $170,182     $(44,605)    $38,795
                                                    ========   ========   ========             ========     ========     =======

---------------

** For Period April 10, 2000 (inception) to December 31, 2000

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                                 SEI VP EMERGING MARKETS DEBT                     JANUS MID CAP PORTFOLIO
                                                         FUND DIVISION                                 FUND DIVISION
                                                 -----------------------------            ---------------------------------------
                                                  2002       2001      2000**                2002          2001          2000*
                                                 -------   --------   --------            -----------   -----------   -----------
Investment income (See Note 2C):
  Dividend Income..............................  $19,445   $ 24,667   $ 13,370            $        --   $        --   $        --
Expenses:
  Mortality and expense charges................   (1,226)    (1,601)      (367)               (21,051)      (23,470)       (8,532)
                                                 -------   --------   --------            -----------   -----------   -----------
     Net investment income (expense)...........   18,219     23,066     13,003                (21,051)      (23,470)       (8,532)
                                                 -------   --------   --------            -----------   -----------   -----------
Net realized gain (loss) on investments:
  Realized gain from distributions.............    1,279         --      2,411                     --            --       169,898
  Realized gain (loss) on sales................    5,129        109        129             (1,218,533)     (890,046)       19,511
                                                 -------   --------   --------            -----------   -----------   -----------
Net realized gain (loss) on investments........    6,408        109      2,540             (1,218,533)     (890,046)      189,409
                                                 -------   --------   --------            -----------   -----------   -----------
Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
     beginning of period.......................   (7,746)   (10,850)        --             (1,836,132)   (1,114,808)           --
  Unrealized gain (loss) on investments, end of
     period....................................   (2,815)    (7,746)   (10,850)            (1,822,667)   (1,836,132)   (1,114,808)
                                                 -------   --------   --------            -----------   -----------   -----------
     Net unrealized gain (loss) on
       investments.............................    4,931      3,104    (10,850)                13,465      (721,324)   (1,114,808)
                                                 -------   --------   --------            -----------   -----------   -----------
     Net gain (loss) on investments............   11,339      3,213     (8,310)            (1,205,068)   (1,611,370)     (925,399)
                                                 -------   --------   --------            -----------   -----------   -----------
Net increase (decrease) in net assets resulting
  from operations..............................  $29,558   $ 26,279   $  4,693            $(1,226,119)  $(1,634,840)  $  (933,931)
                                                 =======   ========   ========            ===========   ===========   ===========

---------------
 * For Period May 1, 2000 (inception) to December 31, 2000

** For Period April 10, 2000 (inception) to December 31, 2000

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                                        T. ROWE PRICE SMALL CAP                      T. ROWE PRICE LARGE CAP
                                                     GROWTH PORTFOLIO FUND DIVISION              GROWTH PORTFOLIO FUND DIVISION
                                                    --------------------------------            ---------------------------------
                                                      2002        2001       2000*                2002        2001        2000*
                                                    ---------   ---------   --------            ---------   ---------   ---------
Investment income (See Note 2C):
  Dividend Income.................................  $      --   $      --   $     --            $   8,237   $     139   $   1,560
Expenses:
  Mortality and expense charges...................     (8,662)     (7,035)      (884)             (13,521)     (5,207)     (3,198)
                                                    ---------   ---------   --------            ---------   ---------   ---------
     Net investment income (expense)..............     (8,662)     (7,035)      (884)              (5,284)     (5,068)     (1,638)
                                                    ---------   ---------   --------            ---------   ---------   ---------
Net realized gain (loss) on investments:
  Realized gain from distributions................         --      67,141         --                   --          15      31,871
  Realized gain (loss) on sales...................   (259,314)   (147,529)    (2,971)            (243,411)   (263,785)     12,647
                                                    ---------   ---------   --------            ---------   ---------   ---------
Net realized gain (loss) on investments...........   (259,314)    (80,388)    (2,971)            (243,411)   (263,770)     44,518
                                                    ---------   ---------   --------            ---------   ---------   ---------
Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments, beginning
     of period....................................    (72,047)    (36,551)        --               84,641    (120,834)         --
  Unrealized gain (loss) on investments, end of
     period.......................................   (438,710)    (72,047)   (36,551)            (404,831)     84,641    (120,834)
                                                    ---------   ---------   --------            ---------   ---------   ---------
     Net unrealized gain (loss) on investments....   (366,663)    (35,496)   (36,551)            (489,472)    205,475    (120,834)
                                                    ---------   ---------   --------            ---------   ---------   ---------
     Net gain (loss) on investments...............   (625,977)   (115,884)   (39,522)            (732,883)    (58,295)    (76,316)
                                                    ---------   ---------   --------            ---------   ---------   ---------
Net increase (decrease) in net assets resulting
  from operations.................................  $(634,639)  $(122,919)  $(40,406)           $(738,167)  $ (63,363)  $ (77,954)
                                                    =========   =========   ========            =========   =========   =========

---------------

* For Period May 1, 2000 (inception) to December 31, 2000

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                  NEUBERGER BERMAN          PUTNAM           MORGAN STANLEY                       METLIFE MID CAP
                                   MID CAP VALUE      INTERNATIONAL STOCK      EAFE INDEX       METLIFE STOCK       STOCK INDEX
                                     PORTFOLIO             PORTFOLIO           PORTFOLIO       INDEX PORTFOLIO       PORTFOLIO
                                   FUND DIVISION         FUND DIVISION       FUND DIVISION      FUND DIVISION      FUND DIVISION
                                  ----------------    -------------------    --------------    ---------------    ---------------
                                      2002***               2002***             2002***            2002***            2002***
                                  ----------------    -------------------    --------------    ---------------    ---------------
Investment income (See Note 2C):
  Dividend Income...............       $  --               $     --              $  --             $    --             $  --
Expenses:
  Mortality and expense
     charges....................        (210)                  (671)                --                  --                --
                                       -----               --------              -----             -------             -----
     Net investment income
       (expense)................        (210)                  (671)                --                  --                --
                                       -----               --------              -----             -------             -----
Net realized gain (loss) on
  investments:
  Realized gain from
     distributions..............          --                     --                 --                  --                --
  Realized gain (loss) on
     sales......................          88                (16,747)               (70)                (54)             (137)
                                       -----               --------              -----             -------             -----
Net realized gain (loss) on
  investments...................          88                (16,747)               (70)                (54)             (137)
                                       -----               --------              -----             -------             -----
Net unrealized gain (loss) on
  investments:
  Unrealized gain (loss) on
     investments, beginning of
     period.....................          --                     --                 --                  --                --
  Unrealized gain (loss) on
     investments, end of
     period.....................          (1)               (10,058)              (124)             (5,447)              (58)
                                       -----               --------              -----             -------             -----
     Net unrealized gain (loss)
       on investments...........          (1)               (10,058)              (124)             (5,447)              (58)
                                       -----               --------              -----             -------             -----
     Net gain (loss) on
       investments..............          87                (26,805)              (194)             (5,501)             (195)
                                       -----               --------              -----             -------             -----
Net increase (decrease) in net
  assets resulting from
  operations....................       $(123)              $(27,476)             $(194)            $(5,501)            $(195)
                                       =====               ========              =====             =======             =====

---------------

*** For Period May 1, 2002 (inception) to December 31, 2002

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                                    STATE STREET
                               STATE STREET           RESEARCH       LEHMAN BROTHERS     STATE STREET
                              RESEARCH LARGE-       DIVERSIFIED      AGGREGATE BOND     RESEARCH AURORA
                            CAP VALUE PORTFOLIO      PORTFOLIO       INDEX PORTFOLIO       PORTFOLIO       JANUS GROWTH PORTFOLIO
                               FUND DIVISION       FUND DIVISION      FUND DIVISION      FUND DIVISION         FUND DIVISION
                            -------------------    --------------    ---------------    ---------------    ----------------------
                                  2002***             2002***            2002***            2002***          2002       2001****
                            -------------------    --------------    ---------------    ---------------    ---------    ---------
Investment income (See
  Note 2C):
  Dividend Income.........         $ 26                 $ --              $ --               $  --         $     --      $    --
Expenses:
  Mortality and expense
     charges..............           --                   --                --                  --           (1,376)        (110)
                                   ----                 ----              ----               -----         --------      -------
     Net investment income
       (expense)..........           26                   --                --                  --           (1,376)        (110)
                                   ----                 ----              ----               -----         --------      -------
Net realized gain (loss)
  on investments:
  Realized gain from
     distributions........           --                   --                --                  --               --           --
  Realized gain (loss) on
     sales................          290                    1               131                   5           (3,313)        (922)
                                   ----                 ----              ----               -----         --------      -------
Net realized gain (loss)
  on investments..........          290                    1               131                   5           (3,313)        (922)
                                   ----                 ----              ----               -----         --------      -------
Net unrealized gain (loss)
  on investments:
  Unrealized gain (loss)
     on investments,
     beginning of
     period...............           --                   --                --                  --           (1,402)          --
  Unrealized gain (loss)
     on investments, end
     of period............            9                  (10)              481                (214)         (73,883)      (1,402)
                                   ----                 ----              ----               -----         --------      -------
     Net unrealized gain
       (loss) on
       investments........            9                  (10)              481                (214)         (72,481)      (1,402)
                                   ----                 ----              ----               -----         --------      -------
     Net gain (loss) on
       investments........          299                   (9)              612                (209)         (75,794)      (2,324)
                                   ----                 ----              ----               -----         --------      -------
Net increase (decrease) in
  net assets resulting
  from operations.........         $325                 $ (9)             $612               $(209)        $(77,170)     $(2,434)
                                   ====                 ====              ====               =====         ========      =======

---------------

 *** For Period May 1, 2002 (inception) to December 31, 2002
**** For Period May 1, 2001 (inception) to December 31, 2001

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                                    RUSSELL 2000     HARRIS OAKMARK
                                                       INDEX            LARGE CAP
                                                     PORTFOLIO       VALUE PORTFOLIO
                                                   FUND DIVISION      FUND DIVISION     ALGER EQUITY GROWTH SERIES FUND DIVISION
                                                   --------------    ---------------    -----------------------------------------
                                                      2002***            2002***           2002           2001           2000*
                                                   --------------    ---------------    -----------    -----------    -----------
Investment income (See Note 2C):
  Dividend Income................................     $    --           $  3,387         $      --      $   2,915      $     855
Expenses:
  Mortality and expense charges..................        (162)              (443)           (5,826)        (8,509)        (4,682)
                                                      -------           --------         ---------      ---------      ---------
     Net investment income (expense).............        (162)             2,944            (5,826)        (5,594)        (3,827)
                                                      -------           --------         ---------      ---------      ---------
Net realized gain (loss) on investments:
  Realized gain from distributions...............          --             13,345                --         57,696          2,136
  Realized gain (loss) on sales..................       1,974            (32,667)          (67,117)      (554,108)        10,503
                                                      -------           --------         ---------      ---------      ---------
Net realized gain (loss) on investments..........       1,974            (19,322)          (67,117)      (496,412)        12,639
                                                      -------           --------         ---------      ---------      ---------
  Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
     beginning of period.........................          --                 --          (109,714)      (261,796)            --
  Unrealized gain (loss) on investments, end of
     period......................................      (2,670)           (24,581)         (425,295)      (109,714)      (261,796)
                                                      -------           --------         ---------      ---------      ---------
     Net unrealized gain (loss) on investments...      (2,670)           (24,581)         (315,581)       152,082       (261,796)
                                                      -------           --------         ---------      ---------      ---------
     Net gain (loss) on investments..............        (696)           (43,903)         (382,698)      (344,330)      (249,157)
                                                      -------           --------         ---------      ---------      ---------
Net increase (decrease) in net assets resulting
  from operations................................     $  (858)          $(40,959)        $(388,524)     $(349,924)     $(252,984)
                                                      =======           ========         =========      =========      =========

---------------

  * For Period May 1, 2000 (inception) to December 31, 2000
*** For Period May 1, 2002 (inception) to December 31, 2002

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                                                                               STATE STREET         STATE STREET
                                                                         DAVIS VENTURE        RESEARCH MONEY        RESEARCH BOND
                                         HARRIS OAKMARK FOCUSED          VALUE SERIES         MARKET SERIES         INCOME SERIES
                                       VALUE SERIES FUND DIVISION        FUND DIVISION        FUND DIVISION         FUND DIVISION
                                       --------------------------        -------------        --------------        -------------
                                           2002        2001****             2002***              2002***               2002***
                                       ------------   -----------        -------------        --------------        -------------
Investment income (See Note 2C):
  Dividend Income....................    $   3,814      $    --             $   21               $34,541               $    --
Expenses:
  Mortality and expense charges......       (6,246)        (191)              (550)                   --                  (432)
                                         ---------      -------             ------               -------               -------
     Net investment income
       (expense).....................       (2,432)        (191)              (529)               34,541                  (432)
                                         ---------      -------             ------               -------               -------
Net realized gain (loss) on
  investments:
  Realized gain from distributions...           --           --                 --                    --                    --
  Realized gain (loss) on sales......      (34,606)      10,815                271                    --                 6,350
                                         ---------      -------             ------               -------               -------
Net realized gain (loss) on
  investments........................      (34,606)      10,815                271                    --                 6,350
                                         ---------      -------             ------               -------               -------
Net unrealized gain (loss) on
  investments:
  Unrealized gain (loss) on
     investments, beginning of
     period..........................       80,364           --                 --                    --                    --
  Unrealized gain (loss) on
     investments, end of period......      (67,740)      80,364              1,504                    --                45,428
                                         ---------      -------             ------               -------               -------
     Net unrealized gain (loss) on
       investments...................     (148,104)      80,364              1,504                    --                45,428
                                         ---------      -------             ------               -------               -------
     Net gain (loss) on
       investments...................     (182,710)      91,179              1,775                    --                51,778
                                         ---------      -------             ------               -------               -------
Net increase (decrease) in net assets
  resulting from operations..........    $(185,142)     $90,988             $1,246               $34,541               $51,346
                                         =========      =======             ======               =======               =======

---------------

 *** For Period May 1, 2002 (inception) to December 31, 2002

**** For Period May 1, 2001 (inception) to December 31, 2001

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                           PIMCO                                                               MET/AIM SMALL
                                        INNOVATION               PIMCO TOTAL             MFS MID CAP            CAP GROWTH
                                         PORTFOLIO             RETURN PORTFOLIO        GROWTH PORTFOLIO          PORTFOLIO
                                       FUND DIVISION            FUND DIVISION           FUND DIVISION          FUND DIVISION
                                    -------------------        ----------------        ----------------        -------------
                                      2002     2001****            2002***                 2002***                2002***
                                    --------   --------        ----------------        ----------------        -------------
Investment income (See Note 2C):
  Dividend Income.................  $     --    $   --             $    --                  $  --                $     --
Expenses:
  Mortality and expense charges...      (220)      (26)             (1,034)                   (19)                    (47)
                                    --------    ------             -------                  -----                --------
     Net investment income
       (expense)..................      (220)      (26)             (1,034)                   (19)                    (47)
                                    --------    ------             -------                  -----                --------
Net realized gain (loss) on
  investments:
  Realized gain from
     distributions................        --        --                  --                    136                      --
  Realized gain (loss) on sales...    21,777       388               9,702                     (2)                (12,202)
                                    --------    ------             -------                  -----                --------
Net realized gain (loss) on
  investments.....................    21,777       388               9,702                    134                 (12,202)
                                    --------    ------             -------                  -----                --------
Net unrealized gain (loss) on
  investments:
  Unrealized gain (loss) on
     investments, beginning of
     period.......................     2,087        --                  --                     --                      --
  Unrealized gain (loss) on
     investments, end of period...   (16,417)    2,087              70,607                   (757)                 (3,776)
                                    --------    ------             -------                  -----                --------
     Net unrealized gain (loss) on
       investments................   (18,504)    2,087              70,607                   (757)                 (3,776)
                                    --------    ------             -------                  -----                --------
     Net gain (loss) on
       investments................     3,273     2,475              80,309                   (623)                (15,978)
                                    --------    ------             -------                  -----                --------
Net increase (decrease) in net
  assets resulting from
  operations......................  $  3,053    $2,449             $79,275                  $(642)               $(16,025)
                                    ========    ======             =======                  =====                ========

                                    MET/AIM MID CAP
                                      CORE EQUITY
                                       PORTFOLIO
                                     FUND DIVISION
                                    ---------------
                                        2002***
                                    ---------------
Investment income (See Note 2C):
  Dividend Income.................       $  36
Expenses:
  Mortality and expense charges...         (97)
                                         -----
     Net investment income
       (expense)..................         (61)
                                         -----
Net realized gain (loss) on
  investments:
  Realized gain from
     distributions................          51
  Realized gain (loss) on sales...         (76)
                                         -----
Net realized gain (loss) on
  investments.....................         (25)
                                         -----
Net unrealized gain (loss) on
  investments:
  Unrealized gain (loss) on
     investments, beginning of
     period.......................          --
  Unrealized gain (loss) on
     investments, end of period...        (689)
                                         -----
     Net unrealized gain (loss) on
       investments................        (689)
                                         -----
     Net gain (loss) on
       investments................        (714)
                                         -----
Net increase (decrease) in net
  assets resulting from
  operations......................       $(775)
                                         =====

---------------

 *** For Period May 1, 2002 (inception) to December 31, 2002

**** For Period May 1, 2001 (inception) to December 31, 2001
              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            STATEMENT OF OPERATIONS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                          STATE STREET
                                      RESEARCH CONCENTRATED                                                      GLOBAL SMALL
                                     INTERNATIONAL PORTFOLIO           GROWTH            GROWTH-INCOME          CAPITALIZATION
                                          FUND DIVISION             FUND DIVISION        FUND DIVISION           FUND DIVISION
                                     -----------------------        -------------        -------------        -------------------
                                             2002***                   2002***              2002***                 2002***
                                     -----------------------        -------------        -------------        -------------------
Investment income (See Note 2C):
  Dividend Income..................            $ 56                   $    387              $12,770                 $   201
Expenses:
  Mortality and expense charges....             (37)                    (1,751)              (1,709)                   (341)
                                               ----                   --------              -------                 -------
     Net investment income
       (expense)...................              19                     (1,364)              11,061                    (140)
                                               ----                   --------              -------                 -------
Net realized gain (loss) on
  investments:
  Realized gain from
     distributions.................              --                         --                   --                      --
  Realized gain (loss) on sales....               9                       (480)                 (66)                 (1,235)
                                               ----                   --------              -------                 -------
Net realized gain (loss) on
  investments......................               9                       (480)                 (66)                 (1,235)
                                               ----                   --------              -------                 -------
Net unrealized gain (loss) on
  investments:
  Unrealized gain (loss) on
     investments, beginning of
     period........................              --                         --                   --                      --
  Unrealized gain (loss) on
     investments, end of period....             594                    (20,215)              (2,905)                 (6,799)
                                               ----                   --------              -------                 -------
     Net unrealized gain (loss) on
       investments.................             594                    (20,215)              (2,905)                 (6,799)
                                               ----                   --------              -------                 -------
     Net gain (loss) on
       investments.................             603                    (20,695)              (2,971)                 (8,034)
                                               ----                   --------              -------                 -------
Net increase (decrease) in net
  assets resulting from
  operations.......................            $622                   $(22,059)             $ 8,090                 $(8,174)
                                               ====                   ========              =======                 =======

---------------

*** For Period May 1, 2002 (inception) to December 31, 2002

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                        S & P 500 INDEX FUND DIVISION                          MONEY MARKET FUND DIVISION
                                  -----------------------------------------            ------------------------------------------
                                      2002          2001           2000                    2002           2001           2000
                                  ------------   -----------   ------------            ------------   ------------   ------------
Operations:
  Net investment income
     (expense)..................  $    686,814   $  (490,060)  $   (492,959)           $    625,458   $   (180,618)  $    (63,761)
  Net realized gain (loss) on
     investments................     3,540,889      (986,966)    17,261,452                 170,786        271,905        822,477
  Net unrealized gain (loss) on
     investments................   (22,326,807)   (7,587,082)   (23,220,456)               (497,226)       779,684       (199,980)
                                  ------------   -----------   ------------            ------------   ------------   ------------
     Net increase (decrease) in
       net assets resulting from
       operations...............   (18,099,104)   (9,064,108)    (6,451,963)                299,018        870,971        558,736
  Net deposits into separate
     account....................    16,630,053    15,732,419     13,486,004              24,610,906     82,320,249     23,457,536
  Net transfers to (from)
     separate account...........    (7,333,100)    3,657,820       (470,900)            (34,331,623)   (50,864,374)   (20,144,017)
  Net withdrawals from separate
     account....................    (3,066,868)   (1,778,445)    (1,852,641)             (2,592,992)    (4,911,711)      (205,460)
                                  ------------   -----------   ------------            ------------   ------------   ------------
                                     6,230,085    17,611,794     11,162,463             (12,313,709)    26,544,164      3,108,059
                                  ------------   -----------   ------------            ------------   ------------   ------------
     Increase (decrease) in net
       assets...................   (11,869,019)    8,547,686      4,710,500             (12,014,691)    27,415,135      3,666,795
  Net assets, beginning of
     period.....................    74,010,912    65,463,226     60,752,726              40,994,172     13,579,037      9,912,242
                                  ------------   -----------   ------------            ------------   ------------   ------------
  Net assets, end of period.....  $ 62,141,893   $74,010,912   $ 65,463,226            $ 28,979,481   $ 40,994,172   $ 13,579,037
                                  ============   ===========   ============            ============   ============   ============

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                                BOND INDEX FUND DIVISION                        MANAGED EQUITY FUND DIVISION
                                          -------------------------------------            --------------------------------------
                                             2002          2001         2000                  2002          2001         2000
                                          -----------   ----------   ----------            -----------   ----------   -----------
Operations:
  Net investment income (expense).......  $   474,120   $  (60,494)  $  (51,753)           $    98,868   $  (56,525)  $   (52,636)
  Net realized gain (loss) on
     investments........................      271,350      126,256      402,274               (665,682)    (164,979)    2,607,035
  Net unrealized gain (loss) on
     investments........................      229,286      568,995      389,475             (1,584,382)     348,823    (1,802,258)
                                          -----------   ----------   ----------            -----------   ----------   -----------
     Net increase (decrease) in net
       assets resulting from
       operations.......................      974,756      634,757      739,996             (2,151,196)     127,319       752,141
  Net deposits into separate account....    1,444,219      833,960      795,047              1,154,462      985,275     1,104,277
  Net transfers to (from) separate
     account............................       37,509      216,756      253,436               (600,380)      (3,808)     (987,962)
  Net withdrawals from separate
     account............................     (552,414)    (217,294)    (215,253)              (507,467)    (229,320)     (338,796)
                                          -----------   ----------   ----------            -----------   ----------   -----------
                                              929,314      833,422      833,230                 46,615      752,147      (222,481)
                                          -----------   ----------   ----------            -----------   ----------   -----------
     Increase (decrease) in net
       assets...........................    1,904,070    1,468,179    1,573,226             (2,104,581)     879,466       529,660
  Net assets, beginning of period.......    9,178,147    7,709,968    6,136,742              7,793,194    6,913,728     6,384,068
                                          -----------   ----------   ----------            -----------   ----------   -----------
  Net assets, end of period.............  $11,082,217   $9,178,147   $7,709,968            $ 5,688,613   $7,793,194   $ 6,913,728
                                          ===========   ==========   ==========            ===========   ==========   ===========

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                           ASSET ALLOCATION FUND DIVISION                    INTERNATIONAL INDEX FUND DIVISION
                                       ---------------------------------------            ---------------------------------------
                                          2002          2001          2000                   2002          2001          2000
                                       -----------   -----------   -----------            -----------   -----------   -----------
Operations:
  Net investment income (expense)....  $   332,966   $  (107,537)  $  (161,076)           $    70,680   $   (53,562)  $   (96,591)
  Net realized gain (loss) on
     investments.....................   (1,344,414)   (1,587,656)    7,859,066               (615,206)     (232,121)    2,294,225
  Net unrealized gain (loss) on
     investments.....................     (839,258)      380,641    (7,583,187)              (712,892)   (1,978,157)   (4,159,538)
                                       -----------   -----------   -----------            -----------   -----------   -----------
     Net increase (decrease) in net
       assets resulting from
       operations....................   (1,850,706)   (1,314,552)      114,803             (1,257,418)   (2,263,840)   (1,961,904)
  Net deposits into separate
     account.........................    2,079,812     1,971,195     2,233,346                886,052     1,065,692     1,224,965
  Net transfers to (from) separate
     account.........................   (2,742,684)   (7,480,554)     (589,413)              (481,253)     (618,606)   (1,567,660)
  Net withdrawals from separate
     account.........................     (496,508)     (487,737)     (609,715)              (328,669)     (264,311)     (349,974)
                                       -----------   -----------   -----------            -----------   -----------   -----------
                                        (1,159,380)   (5,997,096)    1,034,218                 76,130       182,775      (692,669)
                                       -----------   -----------   -----------            -----------   -----------   -----------
     Increase (decrease) in net
       assets........................   (3,010,086)   (7,311,648)    1,149,021             (1,181,288)   (2,081,065)   (2,654,573)
  Net assets, beginning of period....   12,410,544    19,722,192    18,573,171              8,257,974    10,339,039    12,993,612
                                       -----------   -----------   -----------            -----------   -----------   -----------
  Net assets, end of period..........  $ 9,400,458   $12,410,544   $19,722,192            $ 7,076,686   $ 8,257,974   $10,339,039
                                       ===========   ===========   ===========            ===========   ===========   ===========

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                              MID-CAP EQUITY FUND DIVISION                     SMALL-CAP EQUITY FUND DIVISION
                                         ---------------------------------------            -------------------------------------
                                            2002          2001          2000                   2002          2001         2000
                                         -----------   -----------   -----------            -----------   ----------   ----------
Operations:
  Net investment income (expense)......  $   (34,721)  $   (43,465)  $   (67,013)           $   (33,534)  $  (30,708)  $  (23,815)
  Net realized gain (loss) on
     investments.......................   (1,271,808)     (840,173)    3,051,139                224,428      (17,110)     (16,350)
  Net unrealized gain (loss) on
     investments.......................     (289,445)   (1,017,975)   (3,852,566)            (1,141,373)     654,487      249,541
                                         -----------   -----------   -----------            -----------   ----------   ----------
     Net increase (decrease) in net
       assets resulting from
       operations......................   (1,595,974)   (1,901,613)     (868,440)              (950,479)     606,669      209,376
  Net deposits into separate account...    1,324,075     1,296,426     1,401,428                975,539      788,569      962,838
  Net transfers to (from) separate
     account...........................     (848,377)     (368,571)   (1,919,802)               169,234     (149,485)    (404,694)
  Net withdrawals from separate
     account...........................     (385,575)     (250,998)     (204,220)              (331,586)    (100,488)    (134,662)
                                         -----------   -----------   -----------            -----------   ----------   ----------
                                              90,123       676,857      (722,594)               813,187      538,596      423,482
                                         -----------   -----------   -----------            -----------   ----------   ----------
     Increase (decrease) in net
       assets..........................   (1,505,851)   (1,224,756)   (1,591,034)              (137,292)   1,145,265      632,858
  Net assets, beginning of period......    5,538,191     6,762,947     8,353,981              4,695,667    3,550,402    2,917,544
                                         -----------   -----------   -----------            -----------   ----------   ----------
  Net assets, end of period............  $ 4,032,340   $ 5,538,191   $ 6,762,947            $ 4,558,375   $4,695,667   $3,550,402
                                         ===========   ===========   ===========            ===========   ==========   ==========

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                 VIP EQUITY-INCOME PORTFOLIO FUND DIVISION                 VIP GROWTH PORTFOLIO FUND DIVISION
                                 ------------------------------------------            ------------------------------------------
                                     2002           2001           2000                    2002           2001           2000
                                 ------------   ------------   ------------            ------------   ------------   ------------
Operations:
  Net investment income
     (expense).................  $   217,381    $   217,930    $   224,743             $   (197,962)  $   (331,231)  $   (402,119)
  Net realized gain (loss) on
     investments...............     (203,376)     1,145,942      2,289,327               (2,938,762)     3,050,655      8,784,795
  Net unrealized gain (loss) on
     investments...............   (4,317,324)    (2,805,202)      (832,162)             (12,110,393)   (13,581,262)   (15,965,732)
                                 -----------    -----------    -----------             ------------   ------------   ------------
     Net increase (decrease) in
       net assets resulting
       from operations.........   (4,303,319)    (1,441,330)     1,681,908              (15,247,117)   (10,861,838)    (7,583,056)
  Net deposits into separate
     account...................    3,958,915      4,029,141      3,888,385                8,667,478      9,481,220      8,953,129
  Net transfers to (from)
     separate account..........   (1,864,607)    (1,524,797)    (4,975,514)              (5,762,701)    (5,166,970)     3,360,704
  Net withdrawals from separate
     account...................   (1,404,324)      (974,314)      (673,493)              (2,346,491)    (1,869,914)    (2,525,879)
                                 -----------    -----------    -----------             ------------   ------------   ------------
                                     689,984      1,530,030     (1,760,622)                 558,286      2,444,336      9,787,954
                                 -----------    -----------    -----------             ------------   ------------   ------------
     Increase (decrease) in net
       assets..................   (3,613,335)        88,700        (78,714)             (14,688,831)    (8,417,502)     2,204,898
  Net assets, beginning of
     period....................   24,164,423     24,075,723     24,154,437               49,500,121     57,917,623     55,712,725
                                 -----------    -----------    -----------             ------------   ------------   ------------
  Net assets, end of period....  $20,551,088    $24,164,423    $24,075,723             $ 34,811,290   $ 49,500,121   $ 57,917,623
                                 ===========    ===========    ===========             ============   ============   ============

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                  VIP OVERSEAS PORTFOLIO FUND DIVISION              VIP II ASSET MANAGER PORTFOLIO FUND DIVISION
                                 ---------------------------------------            ---------------------------------------------
                                    2002          2001          2000                    2002            2001            2000
                                 -----------   -----------   -----------            -------------   -------------   -------------
Operations:
  Net investment income
     (expense).................  $     7,035   $   593,424   $    97,407             $  100,431      $   94,748      $   57,527
  Net realized gain (loss) on
     investments...............   (1,137,707)      374,548     1,821,430               (182,624)        (89,549)        177,843
  Net unrealized gain (loss) on
     investments...............   (1,232,265)   (4,082,267)   (5,170,439)              (232,113)       (144,969)       (365,812)
                                 -----------   -----------   -----------             ----------      ----------      ----------
     Net increase (decrease) in
       net assets resulting
       from operations.........   (2,362,937)   (3,114,295)   (3,251,602)              (314,306)       (139,770)       (130,442)
  Net deposits into separate
     account...................    1,945,746     2,306,128     2,437,726                725,680         808,687         605,613
  Net transfers to (from)
     separate account..........   (1,492,449)   (1,962,726)      610,664               (583,330)       (199,729)         27,607
  Net withdrawals from separate
     account...................     (420,927)     (413,367)     (333,409)              (217,131)        (79,875)       (108,513)
                                 -----------   -----------   -----------             ----------      ----------      ----------
                                      32,370       (69,965)    2,714,981                (74,781)        529,083         524,707
                                 -----------   -----------   -----------             ----------      ----------      ----------
     Increase (decrease) in net
       assets..................   (2,330,567)   (3,184,260)     (536,621)              (389,087)        389,313         394,265
  Net assets, beginning of
     period....................   11,330,470    14,514,730    15,051,351              3,201,499       2,812,186       2,417,921
                                 -----------   -----------   -----------             ----------      ----------      ----------
  Net assets, end of period....  $ 8,999,903   $11,330,470   $14,514,730             $2,812,412      $3,201,499      $2,812,186
                                 ===========   ===========   ===========             ==========      ==========      ==========

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                                 VIP HIGH INCOME PORTFOLIO FUND DIVISION     VIP MID CAP PORTFOLIO FUND DIVISION
                                                -----------------------------------------   -------------------------------------
                                                    2002          2001           2000          2002          2001         2000*
                                                ------------   -----------   ------------   -----------   -----------   ---------
Operations:
  Net investment income (expense).............  $   603,782    $  668,561    $   258,645    $    2,090    $  (10,025)   $  2,058
  Net realized gain (loss) on investments.....     (815,107)     (499,890)      (153,890)      (72,308)        5,749       1,905
  Net unrealized gain (loss) on investments...      342,089      (943,621)    (1,493,144)     (387,508)       36,188      33,908
                                                -----------    ----------    -----------    ----------    ----------    --------
     Net increase (decrease) in net assets
       resulting from operations..............      130,764      (774,950)    (1,388,389)     (457,726)       31,912      37,871
  Net deposits into separate account..........    1,120,522     1,712,325      1,057,811       867,048       371,876      18,647
  Net transfers to (from) separate account....   (1,391,749)     (499,019)     1,823,294     2,042,898       922,736     820,410
  Net withdrawals from separate account.......     (590,937)      (77,612)      (125,570)      (47,073)      (10,185)     (2,291)
                                                -----------    ----------    -----------    ----------    ----------    --------
                                                   (862,164)    1,135,694      2,755,535     2,862,873     1,284,427     836,766
                                                -----------    ----------    -----------    ----------    ----------    --------
     Increase (decrease) in net assets........     (731,400)      360,744      1,367,146     2,405,147     1,316,339     874,637
  Net assets, beginning of period.............    6,100,509     5,739,765      4,372,619     2,190,976       874,637          --
                                                -----------    ----------    -----------    ----------    ----------    --------
  Net assets, end of period...................  $ 5,369,109    $6,100,509    $ 5,739,765    $4,596,123    $2,190,976    $874,637
                                                ===========    ==========    ===========    ==========    ==========    ========

---------------
* For the period May 1, 2000 (inception) to December 31, 2000.

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                        WORLDWIDE HARD ASSETS FUND DIVISION             WORLDWIDE EMERGING MARKETS FUND DIVISION
                                        ------------------------------------            -----------------------------------------
                                           2002         2001         2000                  2002           2001           2000
                                        ----------   ----------   ----------            -----------   ------------   ------------
Operations:
  Net investment income (expense).....   $   (134)    $  1,007     $    700              $  (3,685)    $   (7,340)    $   (7,572)
  Net realized gain (loss) on
     investments......................     (8,005)      (2,165)     (32,872)               (34,748)      (594,374)       (86,751)
  Net unrealized gain (loss) on
     investments......................    (17,843)     (40,670)      66,860                 16,026        499,397       (594,178)
                                         --------     --------     --------              ---------     ----------     ----------
     Net increase (decrease) in net
       assets resulting from
       operations.....................    (25,982)     (41,828)      34,688                (22,407)      (102,317)      (688,501)
Net deposits into separate account....     51,818       63,523       77,449                173,240        269,740        277,210
Net transfers to (from) separate
  account.............................     43,030         (464)     (66,750)              (365,553)      (738,139)     1,841,819
Net withdrawals from separate
  account.............................    (16,792)     (20,122)     (15,375)               (21,446)       (36,754)      (276,295)
                                         --------     --------     --------              ---------     ----------     ----------
                                           78,056       42,937       (4,676)              (213,759)      (505,153)     1,842,734
                                         --------     --------     --------              ---------     ----------     ----------
     Increase (decrease) in net
       assets.........................     52,074        1,109       30,012               (236,166)      (607,470)     1,154,233
  Net assets, beginning of period.....    347,463      346,354      316,342                815,557      1,423,027        268,794
                                         --------     --------     --------              ---------     ----------     ----------
  Net assets, end of period...........   $399,537     $347,463     $346,354              $ 579,391     $  815,557     $1,423,027
                                         ========     ========     ========              =========     ==========     ==========

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                            MULTI-STYLE EQUITY FUND DIVISION                       CORE BOND FUND DIVISION
                                         ---------------------------------------            -------------------------------------
                                            2002          2001          2000                   2002         2001         2000
                                         -----------   -----------   -----------            ----------   ----------   -----------
Operations:
  Net investment income (expense)......  $    (4,840)  $   (18,884)  $   (22,614)           $   63,405   $  161,060   $   389,929
  Net realized gain (loss) on
     investments.......................     (663,057)   (1,115,860)    1,447,673               124,553       49,706      (472,084)
  Net unrealized gain (loss) on
     investments.......................   (1,036,694)     (355,418)   (3,248,286)               26,831      (11,637)      754,860
                                         -----------   -----------   -----------            ----------   ----------   -----------
     Net increase (decrease) in net
       assets resulting from
       operations......................   (1,704,591)   (1,490,162)   (1,823,227)              214,789      199,129       672,705
  Net deposits into separate account...      969,072     1,229,744     2,321,796               231,505      335,926     2,179,498
  Net transfers to (from) separate
     account...........................     (824,423)     (962,773)   (4,700,751)             (424,998)    (388,478)   (7,741,381)
  Net withdrawals from separate
     account...........................     (927,461)   (1,321,195)   (2,525,968)             (575,204)     (73,034)   (1,790,402)
                                         -----------   -----------   -----------            ----------   ----------   -----------
                                            (782,812)   (1,054,224)   (4,904,923)             (768,697)    (125,586)   (7,352,285)
                                         -----------   -----------   -----------            ----------   ----------   -----------
     Increase (decrease) in net
       assets..........................   (2,487,403)   (2,544,386)   (6,728,150)             (553,908)      73,543    (6,679,580)
  Net assets, beginning of period......    7,720,031    10,264,417    16,992,567             3,203,633    3,130,090     9,809,670
                                         -----------   -----------   -----------            ----------   ----------   -----------
  Net assets, end of period............  $ 5,232,628   $ 7,720,031   $10,264,417            $2,649,725   $3,203,633   $ 3,130,090
                                         ===========   ===========   ===========            ==========   ==========   ===========

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                              AGGRESSIVE EQUITY FUND DIVISION                       NON-US FUND DIVISION
                                           -------------------------------------            -------------------------------------
                                              2002         2001          2000                  2002         2001         2000
                                           ----------   -----------   ----------            ----------   ----------   -----------
Operations:
  Net investment income (expense)........  $  (16,436)  $   (19,300)  $  (14,538)           $   16,420   $   (3,198)  $   (21,074)
  Net realized gain (loss) on
     investments.........................    (100,969)     (162,100)     433,191              (424,607)     (90,231)      775,470
  Net unrealized gain (loss) on
     investments.........................    (393,648)       33,608     (496,292)               93,343     (606,112)   (1,393,903)
                                           ----------   -----------   ----------            ----------   ----------   -----------
     Net increase (decrease) in net
       assets resulting from
       operations........................    (511,053)     (147,792)     (77,639)             (314,844)    (699,541)     (639,507)
Net deposits into Separate Account.......     349,129       447,236      614,684               278,330      321,549       434,760
Net transfers to (from) Separate
  Account................................    (299,391)     (585,861)    (607,010)             (264,124)    (286,467)     (372,925)
Net withdrawals from Separate Account....    (489,863)     (834,710)    (687,568)             (443,079)     (50,508)   (1,292,845)
                                           ----------   -----------   ----------            ----------   ----------   -----------
                                             (440,125)     (973,335)    (679,894)             (428,873)     (15,426)   (1,231,010)
                                           ----------   -----------   ----------            ----------   ----------   -----------
     Increase (decrease) in net assets...    (951,178)   (1,121,127)    (757,533)             (743,717)    (714,967)   (1,870,517)
  Net assets, beginning of period........   2,989,338     4,110,465    4,867,998             2,413,119    3,128,086     4,998,603
                                           ----------   -----------   ----------            ----------   ----------   -----------
  Net assets, end of period..............  $2,038,160   $ 2,989,338   $4,110,465            $1,669,402   $2,413,119   $ 3,128,086
                                           ==========   ===========   ==========            ==========   ==========   ===========

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                             VP INCOME & GROWTH FUND DIVISION                  VP INTERNATIONAL FUND DIVISION
                                           -------------------------------------            -------------------------------------
                                              2002          2001         2000                  2002         2001          2000
                                           -----------   ----------   ----------            ----------   -----------   ----------
Operations:
  Net investment income (expense)........  $    15,172   $   10,517   $   (5,981)           $    5,811   $   (19,072)  $  (15,768)
  Net realized gain (loss) on
     investments.........................     (381,016)    (208,919)       4,053              (689,257)     (402,633)      77,515
  Net unrealized gain (loss) on
     investments.........................     (311,121)    (175,220)    (327,575)             (153,762)   (1,072,608)    (704,028)
                                           -----------   ----------   ----------            ----------   -----------   ----------
     Net increase (decrease) in net
       assets resulting from
       operations........................     (676,965)    (373,622)    (329,503)             (837,208)   (1,494,313)    (642,281)
Net deposits into Separate Account.......      685,402      745,965      607,403             1,085,005     1,175,620      771,099
Net transfers to (from) Separate
  Account................................     (954,633)    (525,634)   2,720,397              (857,585)     (451,734)   3,904,025
Net withdrawals from Separate Account....     (109,701)     (89,917)     (32,642)             (145,809)      (74,515)     (18,619)
                                           -----------   ----------   ----------            ----------   -----------   ----------
                                              (378,932)     130,414    3,295,158                81,611       649,371    4,656,505
                                           -----------   ----------   ----------            ----------   -----------   ----------
     Increase (decrease) in net assets...   (1,055,897)    (243,208)   2,965,655              (755,597)     (844,942)   4,014,224
  Net assets, beginning of period........    3,457,763    3,700,971      735,316             3,773,476     4,618,418      604,194
                                           -----------   ----------   ----------            ----------   -----------   ----------
  Net assets, end of period..............  $ 2,401,866   $3,457,763   $3,700,971            $3,017,879   $ 3,773,476   $4,618,418
                                           ===========   ==========   ==========            ==========   ===========   ==========

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                                    VP VALUE FUND DIVISION                       BOND PORTFOLIO FUND DIVISION
                                             ------------------------------------            ------------------------------------
                                                2002         2001         2000                  2002         2001         2000
                                             ----------   ----------   ----------            ----------   ----------   ----------
Operations:
  Net investment income (expense)..........  $   (3,376)  $   12,948   $    1,293            $      476   $   60,949   $   58,504
  Net realized gain (loss) on
     investments...........................      97,791      221,520        8,046                 6,948       38,000          455
  Net unrealized gain (loss) on
     investments...........................    (527,868)       1,419      220,842               133,452      (25,687)      25,254
                                             ----------   ----------   ----------            ----------   ----------   ----------
     Net increase (decrease) in net assets
       resulting from operations...........    (433,453)     235,887      230,181               140,876       73,262       84,213
Net deposits into Separate Account.........     766,786      379,362      139,211               455,414      196,256      108,171
Net transfers to (from) Separate Account...   2,168,176     (332,611)   1,115,004               511,659     (220,158)     784,969
Net withdrawals from Separate Account......     (67,724)     (28,965)     (10,402)              (18,888)     (70,659)        (203)
                                             ----------   ----------   ----------            ----------   ----------   ----------
                                              2,867,238       17,786    1,243,813               948,185      (94,561)     892,937
                                             ----------   ----------   ----------            ----------   ----------   ----------
     Increase (decrease) in net assets.....   2,433,785      253,673    1,473,994             1,089,061      (21,299)     977,150
  Net assets, beginning of period..........   1,824,545    1,570,872       96,878             1,097,312    1,118,611      141,461
                                             ----------   ----------   ----------            ----------   ----------   ----------
  Net assets, end of period................  $4,258,330   $1,824,545   $1,570,872            $2,186,373   $1,097,312   $1,118,611
                                             ==========   ==========   ==========            ==========   ==========   ==========

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                           SMALL COMPANY PORTFOLIO FUND DIVISION            SEI VP LARGE CAP VALUE FUND DIVISION
                                           -------------------------------------            -------------------------------------
                                              2002         2001          2000                  2002          2001        2000**
                                           ----------   -----------   ----------            -----------   ----------   ----------
Operations:
  Net investment income (expense)........  $  (12,017)  $   (16,899)  $   (7,744)           $    54,383   $   33,719   $    5,139
  Net realized gain (loss) on
     investments.........................    (136,718)     (750,139)     113,420               (164,369)     120,973          269
  Net unrealized gain (loss) on
     investments.........................    (590,383)      226,878     (603,901)              (830,172)    (264,073)     194,619
                                           ----------   -----------   ----------            -----------   ----------   ----------
     Net increase (decrease) in net
       assets resulting from
       operations........................    (739,118)     (540,160)    (498,225)              (940,158)    (109,381)     200,027
Net deposits into separate account.......     726,006       782,294      553,619              1,963,722    1,267,673      485,248
Net transfers to (from) separate
  account................................    (363,298)   (1,512,612)   4,192,640             (1,083,152)   2,369,903    2,210,825
Net withdrawals from separate account....     (53,971)     (162,349)    (284,069)               (98,133)     (11,981)     (12,397)
                                           ----------   -----------   ----------            -----------   ----------   ----------
                                              308,737      (892,667)   4,462,190                782,437    3,625,595    2,683,676
                                           ----------   -----------   ----------            -----------   ----------   ----------
     Increase (decrease) in net assets...    (430,381)   (1,432,827)   3,963,965               (157,721)   3,516,214    2,883,703
  Net assets, beginning of period........   3,128,575     4,561,402      597,437              6,399,917    2,883,703           --
                                           ----------   -----------   ----------            -----------   ----------   ----------
  Net assets, end of period..............  $2,698,194   $ 3,128,575   $4,561,402            $ 6,242,196   $6,399,917   $2,883,703
                                           ==========   ===========   ==========            ===========   ==========   ==========

---------------
** For Period April 10, 2000 (inception) to December 31, 2000

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                           SEI VP LARGE CAP GROWTH FUND DIVISION            SEI VP SMALL CAP VALUE FUND DIVISION
                                           -------------------------------------            -------------------------------------
                                              2002          2001        2000**                 2002          2001        2000**
                                           -----------   ----------   ----------            -----------   -----------   ---------
Operations:
  Net investment income (expense)........  $   (21,499)  $  (17,086)  $   (5,429)           $   (5,582)   $    1,673    $    771
  Net realized gain (loss) on
     investments.........................     (550,230)    (273,188)      (1,016)              147,375       181,816      10,023
  Net unrealized gain (loss) on
     investments.........................     (846,082)    (454,976)    (431,299)             (421,819)       50,440      28,138
                                           -----------   ----------   ----------            ----------    ----------    --------
     Net increase (decrease) in net
       assets resulting from
       operations........................   (1,417,811)    (745,250)    (437,744)             (280,026)      233,929      38,932
Net deposits into separate account.......    1,708,155      783,274      223,490               853,212       369,453      40,637
Net transfers to (from) separate
  account................................      103,453    1,457,589    2,066,119              (224,672)    1,612,852     315,626
Net withdrawals from separate account....     (120,234)     (12,480)     (11,572)              (37,761)       (4,948)         --
                                           -----------   ----------   ----------            ----------    ----------    --------
                                             1,691,374    2,228,383    2,278,037               590,779     1,977,357     356,263
                                           -----------   ----------   ----------            ----------    ----------    --------
     Increase (decrease) in net assets...      273,563    1,483,133    1,840,293               310,753     2,211,286     395,195
  Net assets, beginning of period........    3,323,426    1,840,293           --             2,606,481       395,195          --
                                           -----------   ----------   ----------            ----------    ----------    --------
  Net assets, end of period..............  $ 3,596,989   $3,323,426   $1,840,293            $2,917,234    $2,606,481    $395,195
                                           ===========   ==========   ==========            ==========    ==========    ========

---------------
** For Period April 10, 2000 (inception) to December 31, 2000

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                      SEI VP SMALL CAP GROWTH FUND DIVISION            SEI VP INTERNATIONAL EQUITY FUND DIVISION
                                      -------------------------------------            ------------------------------------------
                                         2002          2001        2000**                  2002           2001          2000**
                                      -----------   -----------   ---------            ------------   ------------   ------------
Operations:
  Net investment income (expense)...  $   (6,484)   $   (5,267)   $ (1,240)             $   (4,561)    $  (13,625)    $   13,956
  Net realized gain (loss) on
     investments....................    (109,318)      (43,461)        336                (478,560)      (150,854)        (5,118)
  Net unrealized gain (loss) on
     investments....................    (251,717)     (130,145)    (40,036)                 53,664       (470,546)      (254,806)
                                      ----------    ----------    --------              ----------     ----------     ----------
     Net increase (decrease) in net
       assets resulting from
       operations...................    (367,519)     (178,873)    (40,940)               (429,457)      (635,025)      (245,968)
Net deposits into separate
  account...........................     490,011       267,081      36,133                 896,955        504,030        163,239
Net transfers to (from) separate
  account...........................    (583,627)      888,733     672,448                (899,092)       985,513      1,897,005
Net withdrawals from separate
  account...........................     (18,783)       (3,933)        (36)                (68,736)        (5,407)       (21,247)
                                      ----------    ----------    --------              ----------     ----------     ----------
                                        (112,399)    1,151,881     708,545                 (70,873)     1,484,136      2,038,997
                                      ----------    ----------    --------              ----------     ----------     ----------
     Increase (decrease) in net
       assets.......................    (479,918)      973,008     667,605                (500,330)       849,111      1,793,029
  Net assets, beginning of period...   1,640,613       667,605          --               2,642,140      1,793,029             --
                                      ----------    ----------    --------              ----------     ----------     ----------
  Net assets, end of period.........  $1,160,695    $1,640,613    $667,605              $2,141,810     $2,642,140     $1,793,029
                                      ==========    ==========    ========              ==========     ==========     ==========

---------------
** For Period April 10, 2000 (inception) to December 31, 2000

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                 SEI VP EMERGING MARKETS EQUITY FUND DIVISION             SEI VP CORE FIXED INCOME FUND DIVISION
                                 --------------------------------------------            ----------------------------------------
                                     2002            2001           2000**                   2002          2001         2000**
                                 -------------   -------------   ------------            ------------   -----------   -----------
Operations:
  Net investment income
     (expense).................   $   (8,079)     $   (5,858)     $  (1,934)             $   250,604    $  524,914    $   62,739
  Net realized gain (loss) on
     investments...............     (103,154)        (71,561)        (4,309)                 231,320        63,329           897
  Net unrealized gain (loss) on
     investments...............      (19,133)        (18,064)      (142,634)                 152,500      (163,196)      137,043
                                  ----------      ----------      ---------              -----------    ----------    ----------
     Net increase (decrease) in
       net assets resulting
       from operations.........     (130,366)        (95,483)      (148,877)                 634,424       425,047       200,679
Net deposits into separate
  account......................      372,970         230,071         98,915                1,157,773     1,461,349       689,246
Net transfers to (from)
  separate account.............     (291,392)        415,874        678,552               (6,704,043)    2,253,427     4,510,752
Net withdrawals from separate
  account......................      (35,140)         (3,153)        (6,178)                 (80,944)       (6,372)      (10,507)
                                  ----------      ----------      ---------              -----------    ----------    ----------
                                      46,438         642,792        771,289               (5,627,214)    3,708,404     5,189,491
                                  ----------      ----------      ---------              -----------    ----------    ----------
     Increase (decrease) in net
       assets..................      (83,928)        547,309        622,412               (4,992,790)    4,133,451     5,390,170
  Net assets, beginning of
     period....................    1,169,721         622,412             --                9,523,621     5,390,170            --
                                  ----------      ----------      ---------              -----------    ----------    ----------
  Net assets, end of period....   $1,085,793      $1,169,721      $ 622,412              $ 4,530,831    $9,523,621    $5,390,170
                                  ==========      ==========      =========              ===========    ==========    ==========

---------------
** For Period April 10, 2000 (inception) to December 31, 2000

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                                                                               SEI VP INTERNATIONAL FIXED INCOME
                                             SEI VP HIGH YIELD BOND FUND DIVISION                        FUND DIVISION
                                             -------------------------------------            -----------------------------------
                                                2002          2001        2000**                 2002         2001       2000**
                                             -----------   -----------   ---------            -----------   ---------   ---------
Operations:
  Net investment income (expense)..........  $   73,743    $   66,486    $  7,072             $   60,273    $    797    $   (752)
  Net realized gain (loss) on
     investments...........................     (31,008)      (11,370)       (233)                36,233       3,141        (876)
  Net unrealized gain (loss) on
     investments...........................      10,977       (45,518)    (13,421)                73,676     (48,543)     40,423
                                             ----------    ----------    --------             ----------    --------    --------
     Net increase (decrease) in net assets
       resulting from operations...........      53,712         9,598      (6,582)               170,182     (44,605)     38,795
Net deposits into separate account.........     296,418       140,487      13,788                190,493     179,774      95,445
Net transfers to (from) separate account...    (291,012)      622,668     377,796                (46,542)    107,801     482,520
Net withdrawals from separate account......     (17,194)       (6,065)         --                (16,042)       (507)         --
                                             ----------    ----------    --------             ----------    --------    --------
                                                (11,788)      757,090     391,584                127,909     287,068     577,965
                                             ----------    ----------    --------             ----------    --------    --------
     Increase (decrease) in net assets.....      41,924       766,688     385,002                298,091     242,463     616,760
  Net assets, beginning of period..........   1,151,690       385,002          --                859,223     616,760          --
                                             ----------    ----------    --------             ----------    --------    --------
  Net assets, end of period................  $1,193,614    $1,151,690    $385,002             $1,157,314    $859,223    $616,760
                                             ==========    ==========    ========             ==========    ========    ========

---------------
** For Period April 10, 2000 (inception) to December 31, 2000

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                  SEI VP EMERGING MARKETS DEBT FUND DIVISION              JANUS MID CAP PORTFOLIO FUND DIVISION
                                  ------------------------------------------            -----------------------------------------
                                      2002           2001          2000**                  2002           2001           2000*
                                  ------------    -----------    -----------            -----------    -----------    -----------
Operations:
  Net investment income
     (expense)..................   $  18,219       $ 23,066       $ 13,003              $   (21,051)   $   (23,470)   $    (8,532)
  Net realized gain (loss) on
     investments................       6,408            109          2,540               (1,218,533)      (890,046)       189,409
  Net unrealized gain (loss) on
     investments................       4,931          3,104        (10,850)                  13,465       (721,324)    (1,114,808)
                                   ---------       --------       --------              -----------    -----------    -----------
     Net increase (decrease) in
       net assets resulting from
       operations...............      29,558         26,279          4,693               (1,226,119)    (1,634,840)      (933,931)
Net deposits into separate
  account.......................      43,180         26,055         24,926                1,185,370        984,305        215,761
Net transfers to (from) separate
  account.......................    (107,459)        47,348        155,394               (1,162,538)     1,310,289      4,371,479
Net withdrawals from separate
  account.......................     (12,334)          (349)          (321)                (141,619)       (62,126)      (306,910)
                                   ---------       --------       --------              -----------    -----------    -----------
                                     (76,613)        73,054        179,999                 (118,787)     2,232,468      4,280,330
                                   ---------       --------       --------              -----------    -----------    -----------
     Increase (decrease) in net
       assets...................     (47,055)        99,333        184,692               (1,344,906)       597,628      3,346,399
  Net assets, beginning of
     period.....................     284,025        184,692             --                3,944,027      3,346,399             --
                                   ---------       --------       --------              -----------    -----------    -----------
  Net assets, end of period.....   $ 236,970       $284,025       $184,692              $ 2,599,121    $ 3,944,027    $ 3,346,399
                                   =========       ========       ========              ===========    ===========    ===========

---------------
 * For the period May 1, 2000 (inception) to December 31, 2000

** For Period April 10, 2000 (inception) to December 31, 2000

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                   T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO             T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO
                                                FUND DIVISION                                        FUND DIVISION
                                   ----------------------------------------            ------------------------------------------
                                       2002           2001         2000*                   2002           2001          2000*
                                   ------------   ------------   ----------            ------------   ------------   ------------
Operations:
  Net investment income
     (expense)...................   $   (8,662)    $   (7,035)    $   (884)             $   (5,284)    $   (5,068)    $   (1,638)
  Net realized gain (loss) on
     investments.................     (259,314)       (80,388)      (2,971)               (243,411)      (263,770)        44,518
  Net unrealized gain (loss) on
     investments.................     (366,663)       (35,496)     (36,551)               (489,472)       205,475       (120,834)
                                    ----------     ----------     --------              ----------     ----------     ----------
     Net increase (decrease) in
       net assets resulting from
       operations................     (634,639)      (122,919)     (40,406)               (738,167)       (63,363)       (77,954)
Net deposits into separate
  account........................      455,290        325,191       73,092                 483,045        201,640         41,021
Net transfers to (from) separate
  account........................      752,333        458,793      592,619               1,424,134      1,008,009      1,393,907
Net withdrawals from separate
  account........................      (42,838)        (6,798)          --                 (11,830)       (16,970)      (288,866)
                                    ----------     ----------     --------              ----------     ----------     ----------
                                     1,164,785        777,186      665,711               1,895,349      1,192,679      1,146,062
                                    ----------     ----------     --------              ----------     ----------     ----------
     Increase (decrease) in net
       assets....................      530,146        654,267      625,305               1,157,182      1,129,316      1,068,108
  Net assets, beginning of
     period......................    1,279,572        625,305           --               2,197,424      1,068,108             --
                                    ----------     ----------     --------              ----------     ----------     ----------
  Net assets, end of period......   $1,809,718     $1,279,572     $625,305              $3,354,606     $2,197,424     $1,068,108
                                    ==========     ==========     ========              ==========     ==========     ==========

---------------
* For Period May 1, 2000 (inception) to December 31, 2000

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                                 NEUBERGER BERMAN
                                                  MID CAP VALUE     PUTNAM INTERNATIONAL      MORGAN STANLEY
                                                    PORTFOLIO         STOCK PORTFOLIO      EAFE INDEX PORTFOLIO
                                                  FUND DIVISION        FUND DIVISION          FUND DIVISION
                                                 ----------------   --------------------   --------------------
                                                     2002***              2002***                2002***
                                                 ----------------   --------------------   --------------------
Operations:
  Net investment income (expense)..............      $   (210)            $   (671)               $   --
  Net realized gain (loss) on investments......            88              (16,747)                  (70)
  Net unrealized gain (loss) on investments....            (1)             (10,058)                 (124)
                                                     --------             --------                ------
     Net increase (decrease) in net assets
       resulting from operations...............          (123)             (27,476)                 (194)
Net deposits into separate account.............        37,955               72,851                 2,890
Net transfers to (from) separate account.......       155,197              866,031                 5,258
Net withdrawals from separate account..........            --               (3,589)                   --
                                                     --------             --------                ------
                                                      193,152              935,293                 8,148
                                                     --------             --------                ------
     Increase (decrease) in net assets.........       193,029              907,817                 7,954
  Net assets, beginning of period..............            --                   --                    --
                                                     --------             --------                ------
  Net assets, end of period....................      $193,029             $907,817                $7,954
                                                     ========             ========                ======


                                                        METLIFE             METLIFE MID CAP
                                                 STOCK INDEX PORTFOLIO   STOCK INDEX PORTFOLIO
                                                     FUND DIVISION           FUND DIVISION
                                                 ---------------------   ---------------------
                                                        2002***                 2002***
                                                 ---------------------   ---------------------
Operations:
  Net investment income (expense)..............        $     --                 $   --
  Net realized gain (loss) on investments......             (54)                  (137)
  Net unrealized gain (loss) on investments....          (5,447)                   (58)
                                                       --------                 ------
     Net increase (decrease) in net assets
       resulting from operations...............          (5,501)                  (195)
Net deposits into separate account.............         113,565                  2,472
Net transfers to (from) separate account.......          31,337                  7,371
Net withdrawals from separate account..........              --                     --
                                                       --------                 ------
                                                        144,902                  9,843
                                                       --------                 ------
     Increase (decrease) in net assets.........         139,401                  9,648
  Net assets, beginning of period..............              --                     --
                                                       --------                 ------
  Net assets, end of period....................        $139,401                 $9,648
                                                       ========                 ======

---------------
*** For Period May 1, 2002 (inception) to December 31, 2002

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                                STATE STREET RESEARCH                           LEHMAN BROTHERS     STATE STREET
                                                      LARGE-CAP         STATE STREET RESEARCH   AGGREGATE BOND        RESEARCH
                                                   VALUE PORTFOLIO      DIVERSIFIED PORTFOLIO   INDEX PORTFOLIO   AURORA PORTFOLIO
                                                    FUND DIVISION           FUND DIVISION        FUND DIVISION     FUND DIVISION
                                                ---------------------   ---------------------   ---------------   ----------------
                                                       2002***                 2002***              2002***           2002***
                                                ---------------------   ---------------------   ---------------   ----------------
Operations:
  Net investment income (expense).............         $   26                  $   --               $    --            $   --
  Net realized gain (loss) on investments.....            290                       1                   131                 5
  Net unrealized gain (loss) on investments...              9                     (10)                  481              (214)
                                                       ------                  ------               -------            ------
     Net increase (decrease) in net assets
       resulting from operations..............            325                      (9)                  612              (209)
Net deposits into separate account............            514                   1,518                16,619             3,693
Net transfers to (from) separate account......          6,623                    (184)               12,049             2,638
Net withdrawals from separate account.........             --                      --                    --                --
                                                       ------                  ------               -------            ------
                                                        7,137                   1,334                28,668             6,331
                                                       ------                  ------               -------            ------
     Increase (decrease) in net assets........          7,462                   1,325                29,280             6,122
  Net assets, beginning of period.............             --                      --                    --                --
                                                       ------                  ------               -------            ------
  Net assets, end of period...................         $7,462                   1,325               $29,280            $6,122
                                                       ======                  ======               =======            ======


                                                JANUS GROWTH PORTFOLIO
                                                    FUND DIVISION
                                                ----------------------
                                                   2002      2001****
                                                ----------   ---------
Operations:
  Net investment income (expense).............   $ (1,376)    $  (110)
  Net realized gain (loss) on investments.....     (3,313)       (922)
  Net unrealized gain (loss) on investments...    (72,481)     (1,402)
                                                 --------     -------
     Net increase (decrease) in net assets
       resulting from operations..............    (77,170)     (2,434)
Net deposits into separate account............     69,222       1,398
Net transfers to (from) separate account......    315,616      70,596
Net withdrawals from separate account.........     (2,117)         --
                                                 --------     -------
                                                  382,721      71,994
                                                 --------     -------
     Increase (decrease) in net assets........    305,551      69,560
  Net assets, beginning of period.............     69,560          --
                                                 --------     -------
  Net assets, end of period...................   $375,111     $69,560
                                                 ========     =======

---------------
 *** For Period May 1, 2002 (inception) to December 31, 2002

**** For Period May 1, 2001 (inception) to December 31, 2001

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                                            HARRIS OAKMARK
                              RUSSELL 2000 INDEX            LARGE CAP VALUE
                                  PORTFOLIO                    PORTFOLIO
                                FUND DIVISION                FUND DIVISION              ALGER EQUITY GROWTH SERIES FUND DIVISION
                              ------------------            ---------------            ------------------------------------------
                                   2002***                      2002***                    2002           2001          2000*
                              ------------------            ---------------            ------------   ------------   ------------
Operations:
  Net investment income
     (expense)..............       $   (162)                  $    2,944                $   (5,826)    $   (5,594)    $   (3,827)
  Net realized gain (loss)
     on investments.........          1,974                      (19,322)                  (67,117)      (496,412)        12,639
  Net unrealized gain (loss)
     on investments.........         (2,670)                     (24,581)                 (315,581)       152,082       (261,796)
                                   --------                   ----------                ----------     ----------     ----------
     Net increase (decrease)
       in net assets
       resulting from
       operations...........           (858)                     (40,959)                 (388,524)      (349,924)      (252,984)
Net deposits into separate
  account...................         38,030                      159,550                   364,909        291,377         84,925
Net transfers to (from)
  separate account..........        170,624                    1,639,902                   476,252       (816,158)     2,193,485
Net withdrawals from
  separate account..........         (3,641)                      (3,635)                  (29,583)       (25,626)      (292,180)
                                   --------                   ----------                ----------     ----------     ----------
                                    205,013                    1,795,817                   811,578       (550,407)     1,986,230
                                   --------                   ----------                ----------     ----------     ----------
     Increase (decrease) in
       net assets...........        204,155                    1,754,858                   423,054       (900,331)     1,733,246
  Net assets, beginning of
     period.................             --                           --                   832,915      1,733,246             --
                                   --------                   ----------                ----------     ----------     ----------
  Net assets, end of
     period.................       $204,155                   $1,754,858                $1,255,969     $  832,915     $1,733,246
                                   ========                   ==========                ==========     ==========     ==========

---------------
  * For Period May 1, 2000 (inception) to December 31, 2000

*** For Period May 1, 2002 (inception) to December 31, 2002

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                                                                               STATE STREET         STATE STREET
                                                                   DAVIS VENTURE VALUE        RESEARCH MONEY        RESEARCH BOND
                               HARRIS OAKMARK FOCUSED VALUE              SERIES               MARKET SERIES         INCOME SERIES
                                   SERIES FUND DIVISION               FUND DIVISION           FUND DIVISION         FUND DIVISION
                               ----------------------------        -------------------        --------------        -------------
                                   2002          2001****                2002***                 2002***               2002***
                               ------------    ------------        -------------------        --------------        -------------
Operations:
  Net investment income
     (expense)...............   $   (2,432)     $     (191)             $   (529)               $  34,541            $     (432)
  Net realized gain (loss) on
     investments.............      (34,606)         10,815                   271                       --                 6,350
  Net unrealized gain (loss)
     on investments..........     (148,104)         80,364                 1,504                       --                45,428
                                ----------      ----------              --------                ---------            ----------
     Net increase (decrease)
       in net assets
       resulting from
       operations............     (185,142)         90,988                 1,246                   34,541                51,346
Net deposits into separate
  account....................      492,122          56,954                27,971                  517,787               121,385
Net transfers to (from)
  separate account...........    1,921,074       1,152,898               412,257                 (412,656)            1,167,540
Net withdrawals from separate
  account....................       (5,714)             --                    --                       --                    --
                                ----------      ----------              --------                ---------            ----------
                                 2,407,482       1,209,852               440,228                  105,131             1,288,925
                                ----------      ----------              --------                ---------            ----------
     Increase (decrease) in
       net assets............    2,222,340       1,300,840               441,474                  139,672             1,340,271
  Net assets, beginning of
     period..................    1,300,840              --                    --                       --                    --
                                ----------      ----------              --------                ---------            ----------
  Net assets, end of
     period..................   $3,523,180      $1,300,840              $441,474                $ 139,672            $1,340,271
                                ==========      ==========              ========                =========            ==========

---------------
 *** For Period May 1, 2002 (inception) to December 31, 2002

**** For Period May 1, 2001 (inception) to December 31, 2001

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                                                                  PIMCO TOTAL                 MFS MID CAP
                                          PIMCO INNOVATION PORTFOLIO            RETURN PORTFOLIO            GROWTH PORTFOLIO
                                                FUND DIVISION                    FUND DIVISION               FUND DIVISION
                                          --------------------------            ----------------            ----------------
                                             2002         2001****                  2002***                     2002***
                                          -----------    -----------            ----------------            ----------------
Operations:
  Net investment income (expense).......   $   (220)       $   (26)                $   (1,034)                  $   (19)
  Net realized gain (loss) on
     investments........................     21,777            388                      9,702                       134
  Net unrealized gain (loss) on
     investments........................    (18,504)         2,087                     70,607                      (757)
                                           --------        -------                 ----------                   -------
     Net increase (decrease) in net
       assets resulting from
       operations.......................      3,053          2,449                     79,275                      (642)
Net deposits into separate account......     33,274            659                    216,482                     6,936
Net transfers to (from) separate
  account...............................     19,000         12,282                  1,930,294                    18,113
Net withdrawals from separate account...       (907)            --                         --                        --
                                           --------        -------                 ----------                   -------
                                             51,367         12,941                  2,146,776                    25,049
                                           --------        -------                 ----------                   -------
     Increase (decrease) in net
       assets...........................     54,420         15,390                  2,226,051                    24,407
  Net assets, beginning of period.......     15,390             --                         --                        --
                                           --------        -------                 ----------                   -------
  Net assets, end of period.............   $ 69,810        $15,390                 $2,226,051                   $24,407
                                           ========        =======                 ==========                   =======

                                              MET/AIM
                                             SMALL CAP
                                          GROWTH PORTFOLIO
                                           FUND DIVISION
                                          ----------------
                                              2002***
                                          ----------------
Operations:
  Net investment income (expense).......     $      (47)
  Net realized gain (loss) on
     investments........................        (12,202)
  Net unrealized gain (loss) on
     investments........................         (3,776)
                                             ----------
     Net increase (decrease) in net
       assets resulting from
       operations.......................        (16,025)
Net deposits into separate account......        103,703
Net transfers to (from) separate
  account...............................        916,013
Net withdrawals from separate account...             --
                                             ----------
                                              1,019,716
                                             ----------
     Increase (decrease) in net
       assets...........................      1,003,691
  Net assets, beginning of period.......             --
                                             ----------
  Net assets, end of period.............     $1,003,691
                                             ==========

---------------
 *** For Period May 1, 2002 (inception) to December 31, 2002

**** For Period May 1, 2001 (inception) to December 31, 2001

              See accompanying notes to the financial statements.

                        GENERAL AMERICAN ACCOUNT ELEVEN

                       STATEMENT OF CHANGES IN NET ASSETS
      YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW

                                                                    STATE STREET
                                                                      RESEARCH
                                                                    CONCENTRATED
                                        MET/AIM MID CAP             INTERNATIONAL
                                     CORE EQUITY PORTFOLIO            PORTFOLIO               GROWTH              GROWTH-INCOME
                                         FUND DIVISION              FUND DIVISION          FUND DIVISION          FUND DIVISION
                                     ---------------------          -------------          -------------          -------------
                                            2002***                    2002***                2002***                2002***
                                     ---------------------          -------------          -------------          -------------
Operations:
  Net investment income
     (expense).....................         $   (61)                   $    19              $   (1,364)            $   11,061
  Net realized gain (loss) on
     investments...................             (25)                         9                    (480)                   (66)
  Net unrealized gain (loss) on
     investments...................            (689)                       594                 (20,215)                (2,905)
                                            -------                    -------              ----------             ----------
     Net increase (decrease) in net
       assets resulting from
       operations..................            (775)                       622                 (22,059)                 8,090
Net deposits into separate
  account..........................          11,364                        289                 162,117                 97,962
Net transfers to (from) separate
  account..........................          90,863                     66,080               1,106,081              1,206,033
Net withdrawals from separate
  account..........................          (3,653)                        --                      --                (30,501)
                                            -------                    -------              ----------             ----------
                                             98,574                     66,369               1,268,198              1,273,494
                                            -------                    -------              ----------             ----------
     Increase (decrease) in net
       assets......................          97,799                     66,991               1,246,139              1,281,584
  Net assets, beginning of
     period........................              --                         --                       0                     --
                                            -------                    -------              ----------             ----------
Net assets, end of period..........         $97,799                    $66,991              $1,246,139             $1,281,584
                                            =======                    =======              ==========             ==========


                                      GLOBAL SMALL
                                     CAPITALIZATION
                                     FUND DIVISION
                                     --------------
                                        2002***
                                     --------------
Operations:
  Net investment income
     (expense).....................     $   (140)
  Net realized gain (loss) on
     investments...................       (1,235)
  Net unrealized gain (loss) on
     investments...................       (6,799)
                                        --------
     Net increase (decrease) in net
       assets resulting from
       operations..................       (8,174)
Net deposits into separate
  account..........................       27,455
Net transfers to (from) separate
  account..........................      196,122
Net withdrawals from separate
  account..........................       (3,390)
                                        --------
                                         220,187
                                        --------
     Increase (decrease) in net
       assets......................      212,013
  Net assets, beginning of
     period........................           --
                                        --------
Net assets, end of period..........     $212,013
                                        ========

---------------
*** For Period May 1, 2002 (inception) to December 31, 2002

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002

NOTE 1--ORGANIZATION

     General American Separate Account Eleven (the Separate Account) commenced operations on September 15, 1987 and is registered under the Investment Company Act of 1940 (1940 Act) as a unit investment trust. The Separate Account offers eight products: Variable Universal Life (VUL-95), Variable General Select Plus
(VGSP), Variable Universal Life (VUL-100), Russell Variable Universal Life (Russell VUL), Variable Universal Life (VUL-2000), Joint and Survivor Universal Life (JSVUL-2000), Destiny, and Variable Universal Life (VUL-2002) that receive and invest net premiums for flexible premium variable life insurance policies that are issued by General American Life Insurance Company (General American). The Separate Account is divided into sixty-four Fund Divisions. Each Fund Division invests exclusively in shares of a single Fund of either General American Capital Company, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Van Eck Worldwide Insurance Trust, Russell Insurance Funds, American Century Variable Portfolios, Inc., J.P. Morgan Series Trust II, SEI Insurance Products Trust, Metropolitan Series Fund, Inc., New England Zenith Fund, Met Investors Series Trust, or American Funds Insurance Series, which are open-end, diversified management companies. The Funds of the General American Capital Company, sponsored by General American, are the S & P 500 Index, Money Market, Bond Index, Managed Equity, Asset Allocation, International Index, Mid-Cap Equity, and Small-Cap Equity Fund Divisions. The Funds of the Variable Insurance Products Fund, managed by Fidelity Management & Research Company, are the Equity-Income Portfolio, Growth Portfolio, Overseas Portfolio, High Income Portfolio, and Mid Cap Portfolio Fund Divisions. The Fund of the Variable Insurance Products Fund II, managed by Fidelity Management and Research Company, is the Asset Manager Portfolio Fund Division. The Funds of the Van Eck Worldwide Insurance Trust, managed by Van Eck Associates Corporation, are the Worldwide Hard Assets and Worldwide Emerging Markets Fund Divisions. The Funds of the Russell Insurance Funds, managed by Frank Russell Investment Management Company, are the Multi-Style Equity, Core Bond, Aggressive Equity, and Non-US Fund Divisions. The Funds of the American Century Variable Portfolios, Inc., managed by American Century Investments, are the Income & Growth, International, and Value Fund Divisions. The Funds of the J.P. Morgan Series Trust II, managed by J.P. Morgan Investment Management, Inc. are the Bond Portfolio and Small Company Portfolio Fund Divisions. The Funds of the SEI Insurance Products Trust, managed by SEI Investments Management Company, are the Large Cap Value, Large Cap Growth, Small Cap Value, Small Cap Growth, International Equity, Emerging Markets Equity, Core Fixed Income, High Yield Bond, International Fixed Income, and Emerging Markets Debt Fund Divisions. The Funds of the Metropolitan Series Fund, Inc., managed by Metropolitan Life Insurance Company, are the Janus Mid Cap Portfolio, T. Rowe Price Small Cap Growth Portfolio, T. Rowe Price Large Cap Growth Portfolio, Neuberger Berman Mid Cap Value Portfolio, Putnam International Stock Portfolio, Morgan Stanley EAFE Index Portfolio, MetLife Stock Index Portfolio, MetLife Mid Cap Stock Index Portfolio, State Street Research Large-Cap Value Portfolio, State Street Research Diversified Portfolio, Lehman Brothers Aggregate Bond Index Portfolio, State Street Research Aurora Portfolio, Janus Growth Portfolio, Russell 2000 Index Portfolio, and Harris Oakmark Large Cap Value Portfolio Fund Divisions. The Funds of the New England Zenith Fund, sponsored by New England Investment Management, Inc., are the Alger Equity Growth Series, Harris Oakmark Focused Value Series (formerly Harris Oakmark Mid Cap Series Fund), Davis Venture Value Series, State Street Research Money Market Series, and State Street Research Bond Income Series Fund Divisions. The Funds of the Met Investors Series Trust, managed by MetLife Investors, are the PIMCO Innovation Portfolio, PIMCO Total Return Portfolio, MFS Mid Cap Growth Portfolio, Met/AIM Small Cap Growth Portfolio, Met/AIM Mid Cap Core Equity Portfolio, and State Street Research Concentrated International Portfolio Fund Divisions. The Funds of the American Funds Insurance Series, managed by Capital Research and Management Company, are the Growth, Growth-Income, and Global Small Capitalization Fund Divisions. Policyholders have the option of directing their premium payments into one or all of the Funds as well as into the general account of General American, which is not generally subject to regulation under the Securities Act of 1933 or the 1940 Act and which is not part of the Separate Account.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

  A.  INVESTMENTS

     The Separate Accounts' investments in the sixty-four Fund Divisions are valued daily based on the net asset values of the respective Fund shares held as reported to General American by General American Capital Company, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Van Eck Worldwide Insurance Trust, Russell Insurance Funds, American Century Variable Portfolios, Inc., J.P. Morgan Series Trust II, SEI Insurance Products Trust, Metropolitan Series Fund, Inc., New England Zenith Fund, Met Investors Series Trust, and American Funds Insurance Series.

     For the period May 12, 2001 through December 31, 2002, the average cost method was used in determining the cost of shares sold on withdrawals by the Separate Account. For the period January 1, 2001 through May 11, 2001 and for the year ended December 31, 2000, the first-in, first-out method was used in determining the cost of shares sold on withdrawals by each of the Fund Divisions of the Separate Account. Share transactions are recorded on the trade date, which is the same as the settlement date.

  B.  FEDERAL INCOME TAXES

     General American is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the Code). Since the Separate Account is not a separate entity from General American, and its operations form a part of General American, it will not be taxed separately as a regulated investment company under sub-chapter M of the Code. Under existing federal income tax law, investment income of the Separate Account, to the extent it is applied to increase reserves under a contract, is not taxed and may be compounded for reinvestment without additional tax to General American.

  C.  DISTRIBUTION OF INCOME AND REALIZED CAPITAL GAINS

     For the year ended December 31, 2000, each of the Fund Divisions of the Separate Account followed the federal income tax practice known as consent dividending for the funds of the General American Capital Company, whereby substantially all of the net investment income and realized gains are deemed to be passed through to the respective Fund Divisions of the Separate Account. As a result, the cost basis in each of the Fund Divisions of the Separate Account is increased and a corresponding capital gain is recognized. This adjustment has no impact on the net assets of the Fund Divisions.

     For the years ended December 31, 2002 and 2001, the funds of the General American Capital Company, and for each of the years in the three year period ended December 31, 2002, the Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Van Eck Worldwide Insurance Trust, Russell Insurance Funds, American Century Variable Portfolios, Inc., J.P. Morgan Series Trust II, SEI Insurance Products Trust, Metropolitan Series Fund, Inc., New England Zenith Fund, Met Investors Series Trust, and the American Funds Insurance Series intend to pay out all of their net investment income and net realized capital gains each year. Dividends from the funds are distributed at least annually on a per share basis and are recorded on the ex dividend date. Normally, net realized capital gains, if any, are distributed each year for each fund. Such income and capital gain distributions are automatically reinvested in additional shares of the funds.

  D.  USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

NOTE 3--POLICY CHARGES

     Charges are deducted from premiums and paid to General American for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, reimbursement of expenses incurred in distributing the policies, and assuming certain risks in connection with the policies.

     Prior to the allocation of net premiums among General American's general account and the Fund Divisions of the Separate Account, premium payments are reduced by premium expense charges, which consist of a sales charge and a charge for premium taxes. The premium payment, less the premium expense charge, equals the net premium.

     Sales Charge:  A sales charge equal to 6% is deducted from each VUL-95
     -------------
premium paid. A sales charge of 5% in years one through ten and 2.25% thereafter is deducted from each VGSP premium paid. A maximum sales charge of 5% in years one through ten and a maximum 2.25% thereafter based on initial deposit is deducted from each Russell VUL and Frank Russell premium paid. A sales charge equal to 15% up to the target premium and 5% on the excess in the first policy year is deducted from each VUL-2000 and JSVUL-2000 premium paid. The sales charge is 5% on all premiums in policy years two through twelve, and 2% on all premiums in policy years eleven or later. This charge is deducted to partially reimburse General American for expenses incurred in distributing the policy and any additional benefits provided by rider. A maximum sales charge of 5% is deducted from each VUL-2002 premium payment. No sales charge is deducted from VUL-100 and Destiny premiums.

     Premium Taxes:  Various state and political subdivisions impose a tax on
     --------------
premiums received by insurance companies. Premium taxes vary from state to state. A deduction of 2% of each VUL-95 premium, 2.5% of each VGSP premium, 2.10% of each VUL-100 premium, 2.5% of each Russell VUL, Frank Russell, and VUL-2002 premium, up to 3.55% for each Destiny premium, and the actual tax rate for VUL-2000 and JSVUL-2000 is made from each premium payment for these taxes. In addition, a 1.25% deduction is taken from VUL-100 and VUL-2002 premiums and a 1.3% deduction is taken from VUL-2000 and JSVUL-2000 premiums to cover the company's Federal income tax costs attributable to the amount of premium received.

     Charges are deducted monthly from the cash value of each policy to compensate General American for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a policy; (c) the cost of insurance, and (d) the cost of optional benefits added by rider.

     Administrative Charge:  General American has responsibility for the
     ----------------------
administration of the policies and the Separate Account. As reimbursement for administrative expenses related to the maintenance of each policy and the Separate Account, General American assesses a monthly administrative charge against each policy. This charge is $10 per month for a standard policy and $12 per month for a pension policy during the first 12 policy months and $4 (standard) and $6 (pension) per month for all policy months beyond the 12th for VUL-95 contracts. The charge is $4 per month for VGSP, Russell VUL and Frank Russell contracts. The charge is $13 per month during the first 12 policy months and $6 per month thereafter for VUL-100 contracts. The charge is $25 per month in the first policy year and $6 per month in each subsequent policy year for VUL-2000 and JSVUL-2000 contracts. The company assesses an initial policy charge of $800 for Destiny premiums. The charge is $25 per month in the first policy year and $6 per month in each subsequent policy year for VUL-2002 contracts. This amount is deducted from the cash value as soon as the policy is issued and the initial premium is made.

     Insurance Underwriting and Acquisition Expense Charge:  An additional
     ------------------------------------------------------
administrative charge is deducted from the policy cash value for VUL-95 as part of the monthly deduction during the first 12 policy months and for the first 12 policy months following an increase in the face amount. The charge is $0.08 per month for each $1,000 in policy coverage. For VUL-100, the charge during the first 12 policy months is $0.16 per month for each $1,000 in policy coverage, and in all policy years thereafter, the charge is $0.01 per month for each $1,000 in policy coverage. For

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

VUL-2000, JSVUL-2000, and VUL-2002, there is a charge per $1,000 of face amount, determined by age, sex, and smoker class, payable for ten years following the policy issue or an increase in the face amount. No charge is deducted from Russell VUL, Frank Russell, VGSP, and Destiny premiums.

     Cost of Insurance:  The cost of insurance is deducted on each monthly
     ------------------
anniversary date for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increases in face amount. General American determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

     Optional Rider Benefits Charge:  This monthly deduction includes charges
     -------------------------------
for any additional benefits provided by rider.

     Contingent Deferred Sales Charge:  During the first ten policy years for
     ---------------------------------
VUL-95, VGSP, Russell VUL, Frank Russell, Destiny and VUL-2002, and the first fifteen years for VUL-100, General American also assesses a charge upon surrender or lapse of a policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount of the charge assessed depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received to date by General American, and the policy year in which the surrender or other event takes place.

     For VUL-2000 and JSVUL-2000, the charge is based on the annual target premium, rather than the premiums actually received by General American.

     Mortality and Expense Charge:  In addition to the above charges, a daily
     -----------------------------
charge is made at the separate account level for the mortality and expense risks assumed by General American. General American deducts a daily charge from the Fund Division of the Separate Account at the rate of .002319% for VUL-95, ..0019111% for VGSP, .002455% for VUL-100, .001366% for Russell-VUL, .0015027%
for VUL-2000 and JSVUL-2000, and .0019111% for Frank Russell of the net assets of each division of the Separate Account, which equals an annual rate of .85% for VUL-95, .70% for VGSP, .90% for VUL-100, .50% for Russell-VUL, .55% for VUL-2000 and JSVUL-2000, and .70% for Frank Russell. Mortality and expense charges for 2002 were $355,617 for VUL-95, $487,038 for VGSP, $514,709 for
VUL-100, $522,809 for VUL-2000, $93,007 for JSVUL-2000, and $3,710 for Russell
VUL.

     A monthly charge is made at the policy level for the mortality and expense risks assumed by General American for the Destiny and VUL-2002 products. General American deducts a monthly charge at the rate of .0625% for Destiny and a maximum of .0583333% for VUL-2002 of the cash value of each policy within the Separate Account, which equals an annual rate of .75% for Destiny and a maximum of .70% for VUL-2002.

     The mortality risk assumed by General American is the risk that those insured may die sooner than anticipated and therefore, that General American will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

NOTE 4--INVESTMENT OBJECTIVES, MANAGER CHANGES AND NEW DIVISIONS

     Effective July 29, 2002, a new product--Variable Universal Life 2002 (VUL
2002)--was added to Separate Account Eleven. This product was made available in all fund divisions.

     Effective May 1, 2002, 22 new divisions were added to Separate Account Eleven. The Neuberger Berman Mid Cap Value Portfolio Fund, Putnam International Stock Portfolio Fund, Morgan Stanley EAFE Index Portfolio Fund, MetLife Stock Index Portfolio Fund, MetLife Mid Cap Stock Index Portfolio Fund, State Street Research Large-Cap Value Portfolio Fund, State Street Research Diversified Portfolio Fund, Lehman Brothers Aggregate Bond Index Portfolio Fund, State Street Research Aurora Portfolio Fund, Russell 2000 Index Portfolio Fund, and Harris Oakmark Large-Cap Value Portfolio Fund are offered by Metropolitan Series Fund, Inc. and managed by Metropolitan Life Insurance Company. Davis Venture Value Series Fund, State Street Research Money Market Series Fund, and State

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

Street Research Bond Income Series Fund are offered by New England Zenith Fund and are managed by New England Investment Management, Inc. PIMCO Total Return Portfolio Fund, MFS Mid Cap Growth Portfolio Fund, Met/AIM Small Cap Growth Portfolio Fund, Met/AIM Mid Cap Core Equity Portfolio Fund, and the State Street Research Concentrated International Portfolio Fund are offered by Met Investors Series Trust and are managed by MetLife Investors. The Growth Fund, Growth-Income Fund, and Global Small Capitalization Fund are offered by American Funds Insurance Series and are managed by Capital Research and Management Company. The investment objectives of each of these new divisions are as follows:

          Neuberger Berman Mid Cap Value Portfolio Fund--To provide capital
          ---------------------------------------------
     growth by investing in equity securities of companies with medium market capitalization.

          Putnam International Stock Portfolio Fund--To provide long term
          -----------------------------------------
     capital growth by investing in common stocks of companies outside the United States.

          Morgan Stanley EAFE Index Portfolio Fund--To provide returns equal to
          ----------------------------------------
     the performance of the MSCI EAFE Index.

          MetLife Stock Index Portfolio Fund--To equal the performance of
          ----------------------------------
     Standard & Poor's 500 Composite Stock Price Index.

          MetLife Mid Cap Stock Index Portfolio Fund--To equal the performance
          ------------------------------------------
     of Standard & Poor's 400 Composite Stock Index.

          State Street Research Large-Cap Value Portfolio Fund--To provide long
          ----------------------------------------------------
     term growth of capital.

          State Street Research Diversified Portfolio Fund--To achieve high
          ------------------------------------------------
     total return while attempting to limit investment risk and preserve capital.

          Lehman Brothers Aggregate Bond Index Portfolio Fund--To equal the
          ---------------------------------------------------
     performance of the Lehman Brothers Aggregate Bond Index.

          State Street Research Aurora Portfolio Fund--To provide high total
          -------------------------------------------
     return, consisting principally of capital appreciation.

          Russell 2000 Index Portfolio Fund--To equal the return of the Russell
          ---------------------------------
     2000 Index.

          Harris Oakmark Large Cap Value Portfolio Fund--To provide long term
          ---------------------------------------------
     capital appreciation by investing in equity securities of large capitalization U.S. companies.

          Davis Venture Value Series Fund--To provide capital growth by
          -------------------------------
     investing primarily in equity securities of companies with market capitalization of at least $10 billion.

          State Street Research Money Market Series Fund--To provide a high
          ----------------------------------------------
     level of current income consistent with preservation of capital.

          State Street Research Bond Income Series Fund--To provide a
          ---------------------------------------------
     competitive total return primarily from investing in fixed-income securities.

          PIMCO Total Return Portfolio Fund--To provide maximum total return,
          ---------------------------------
     consistent with the preservation of capital and prudent investment management.

          MFS Mid Cap Growth Portfolio Fund--To provide long-term capital growth
          ---------------------------------
     by investing in equity securities of companies with medium market capitalization.

          Met/AIM Small Cap Growth Portfolio Fund--To provide long-term capital
          ---------------------------------------
     growth by investing in equity securities of small capitalization companies.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

          Met/AIM Mid Cap Core Equity Portfolio Fund--To provide long-term
          ------------------------------------------
     capital growth by investing in equity securities of medium capitalization companies.

          State Street Research Concentrated International Portfolio Fund--To
          ---------------------------------------------------------------
     provide long-term capital growth by investing in a limited number of foreign stocks and other securities of companies in either developed or emerging markets.

          Growth Fund--To provide growth by investing primarily in common stocks
          -----------
     of companies that appear to offer superior opportunities for growth of capital.

          Growth-Income Fund--To provide long term growth and income by
          ------------------
     investing primarily in the common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

          Global Small Capitalization Fund--To provide long term capital growth
          --------------------------------
     by investing primarily in stocks of smaller companies around the world.

NOTE 5--PURCHASES AND SALES

     During the year ended December 31, 2002, purchases (including dividend reinvestment) and proceeds from sales of General American Capital Company shares were as follows:

                                          S & P 500                                        MANAGED
                                            INDEX       MONEY MARKET     BOND INDEX        EQUITY
                                        FUND DIVISION   FUND DIVISION   FUND DIVISION   FUND DIVISION
                                        -------------   -------------   -------------   -------------
Purchases.............................   $28,228,321     $23,226,098     $9,607,384      $3,546,678
                                         ===========     ===========     ==========      ==========
Sales.................................   $12,147,180     $34,907,305     $8,206,805      $3,062,022
                                         ===========     ===========     ==========      ==========

                                           ASSET       INTERNATIONAL      MID-CAP        SMALL-CAP
                                        ALLOCATION         INDEX          EQUITY          EQUITY
                                       FUND DIVISION   FUND DIVISION   FUND DIVISION   FUND DIVISION
                                       -------------   -------------   -------------   -------------
Purchases............................   $2,899,817       $2,370,156     $1,453,517      $2,902,259
                                        ==========       ==========     ==========      ==========
Sales................................   $3,728,909       $2,225,255     $1,393,782      $1,837,721
                                        ==========       ==========     ==========      ==========

     During the year ended December 31, 2002, purchases (including dividend reinvestment) and proceeds from sales of Variable Insurance Products Fund shares were as follows:

                           EQUITY-INCOME      GROWTH         OVERSEAS       HIGH INCOME       MID CAP
                             PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                           FUND DIVISION   FUND DIVISION   FUND DIVISION   FUND DIVISION   FUND DIVISION
                           -------------   -------------   -------------   -------------   -------------
Purchases................   $5,840,303      $6,697,946      $2,296,400      $1,759,494      $4,175,489
                            ==========      ==========      ==========      ==========      ==========
Sales....................   $4,415,056      $6,363,491      $2,256,915      $2,019,144      $1,316,551
                            ==========      ==========      ==========      ==========      ==========

     During the year ended December 31, 2002, purchases (including dividend reinvestment) and proceeds from sales of Variable Insurance Products Fund II shares were as follows:

                                                               ASSET
                                                              MANAGER
                                                             PORTFOLIO
                                                           FUND DIVISION
                                                           -------------
Purchases................................................    $929,471
Sales....................................................    $903,703
                                                             ========

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

     During the year ended December 31, 2002, purchases (including dividend reinvestment) and proceeds from sales of Van Eck Worldwide Insurance Trust shares were as follows:

                                                                         WORLDWIDE
                                                         WORLDWIDE       EMERGING
                                                        HARD ASSETS       MARKETS
                                                       FUND DIVISION   FUND DIVISION
                                                       -------------   -------------
Purchases............................................    $200,100        $440,355
                                                         ========        ========
Sales................................................    $122,430        $658,725
                                                         ========        ========

     During the year ended December 31, 2002, purchases (including dividend reinvestment) and proceeds from sales of Russell Insurance Funds shares were as follows:

                                        MULTI-STYLE                     AGGRESSIVE
                                          EQUITY         CORE BOND        EQUITY          NON-US
                                       FUND DIVISION   FUND DIVISION   FUND DIVISION   FUND DIVISION
                                       -------------   -------------   -------------   -------------
Purchases............................    $1,530,817     $  911,434      $  567,250      $  789,608
                                         ==========     ==========      ==========      ==========
Sales................................    $2,322,584     $1,546,737      $1,025,808      $1,203,162
                                         ==========     ==========      ==========      ==========

     During the year ended December 31, 2002, purchases (including dividend reinvestment) and proceeds from sales of American Century Variable Portfolios, Inc. shares were as follows:

                                                     INCOME &
                                                      GROWTH       INTERNATIONAL       VALUE
                                                   FUND DIVISION   FUND DIVISION   FUND DIVISION
                                                   -------------   -------------   -------------
Purchases........................................   $  931,810      $1,582,624      $3,950,792
                                                    ==========      ==========      ==========
Sales............................................   $1,295,929      $1,498,032      $  974,920
                                                    ==========      ==========      ==========

     During the year ended December 31, 2002, purchases (including dividend reinvestment) and proceeds from sales of J.P. Morgan Series Trust II shares were as follows:

                                                                           SMALL
                                                           BOND           COMPANY
                                                         PORTFOLIO       PORTFOLIO
                                                       FUND DIVISION   FUND DIVISION
                                                       -------------   -------------
Purchases............................................   $1,322,996       $983,309
                                                        ==========       ========
Sales................................................   $  374,708       $687,717
                                                        ==========       ========

     During the year ended December 31, 2002, purchases (including dividend reinvestment) and proceeds from sales of SEI Insurance Products Trust shares were as follows:

                             LARGE CAP       LARGE CAP       SMALL CAP       SMALL CAP     INTERNATIONAL
                               VALUE          GROWTH           VALUE          GROWTH          EQUITY
                           FUND DIVISION   FUND DIVISION   FUND DIVISION   FUND DIVISION   FUND DIVISION
                           -------------   -------------   -------------   -------------   -------------
Purchases................   $3,804,385      $2,578,109      $2,261,960      $  904,783      $1,608,927
                            ==========      ==========      ==========      ==========      ==========
Sales....................   $2,963,086      $  909,545      $1,561,336      $1,020,561      $1,682,654
                            ==========      ==========      ==========      ==========      ==========

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                             EMERGING       CORE FIXED      HIGH YIELD     INTERNATIONAL     EMERGING
                          MARKETS EQUITY      INCOME           BOND        FIXED INCOME    MARKETS DEBT
                          FUND DIVISION    FUND DIVISION   FUND DIVISION   FUND DIVISION   FUND DIVISION
                          --------------   -------------   -------------   -------------   -------------
Purchases...............     $690,139       $4,145,097       $961,832        $614,884        $190,145
                             ========       ==========       ========        ========        ========
Sales...................     $653,969       $9,448,518       $899,350        $413,892        $247,263
                             ========       ==========       ========        ========        ========

     During the year ended December 31, 2002, purchases (including dividend reinvestment) and proceeds from sales of Metropolitan Series Fund, Inc. shares were as follows:

                                                                                      MAY 1 TO
                                                                                  DECEMBER 31, 2002
                                             T. ROWE PRICE      T. ROWE PRICE         NEUBERGER
                            JANUS MID CAP   SMALL CAP GROWTH   LARGE CAP GROWTH    BERMAN MID CAP
                              PORTFOLIO        PORTFOLIO          PORTFOLIO        VALUE PORTFOLIO
                            FUND DIVISION    FUND DIVISION      FUND DIVISION       FUND DIVISION
                            -------------   ----------------   ----------------   -----------------
Purchases.................   $1,354,437        $2,256,049         $3,175,562          $197,162
                             ==========        ==========         ==========          ========
Sales.....................   $1,482,818        $1,070,127         $1,289,257          $  3,968
                             ==========        ==========         ==========          ========

                                                  MAY 1 TO
                             MAY 1 TO         DECEMBER 31, 2002         MAY 1 TO               MAY 1 TO
                        DECEMBER 31, 2002      MORGAN STANLEY      DECEMBER 31, 2002       DECEMBER 31, 2002
                       PUTNAM INTERNATIONAL         EAFE             METLIFE STOCK          METLIFE MID CAP
                         STOCK PORTFOLIO       INDEX PORTFOLIO      INDEX PORTFOLIO      STOCK INDEX PORTFOLIO
                          FUND DIVISION         FUND DIVISION        FUND DIVISION           FUND DIVISION
                       --------------------   -----------------   --------------------   ---------------------
Purchases............       $1,291,952             $10,460              $153,727                $15,791
                            ==========             =======              ========                =======
Sales................       $  357,226             $ 2,332              $  8,003                $ 5,993
                            ==========             =======              ========                =======

                             MAY 1 TO                MAY 1 TO                MAY 1 TO
                         DECEMBER 31, 2002       DECEMBER 31, 2002      DECEMBER 31, 2002           MAY 1 TO
                       STATE STREET RESEARCH   STATE STREET RESEARCH     LEHMAN BROTHERS        DECEMBER 31, 2002
                          LARGE-CAP VALUE       DIVERSIFIED INCOME     AGGREGATE BOND INDEX   STATE STREET RESEARCH
                             PORTFOLIO               PORTFOLIO              PORTFOLIO           AURORA PORTFOLIO
                           FUND DIVISION           FUND DIVISION          FUND DIVISION           FUND DIVISION
                       ---------------------   ---------------------   --------------------   ---------------------
Purchases............         $12,873                 $1,372                 $39,560                 $6,845
                              =======                 ======                 =======                 ======
Sales................         $ 5,732                 $   36                 $10,997                 $  533
                              =======                 ======                 =======                 ======

                                                                                     MAY 1 TO
                                                                 MAY 1 TO        DECEMBER 31, 2002
                                                            DECEMBER 31, 2002     HARRIS OAKMARK
                                              JANUS         RUSSELL 2000 INDEX    LARGE CAP VALUE
                                         GROWTH PORTFOLIO       PORTFOLIO            PORTFOLIO
                                          FUND DIVISION       FUND DIVISION        FUND DIVISION
                                         ----------------   ------------------   -----------------
Purchases..............................      $398,719            $268,109           $2,258,310
                                             ========            ========           ==========
Sales..................................      $ 18,128            $ 65,729           $  445,796
                                             ========            ========           ==========

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

     During the year ended December 31, 2002, purchases (including dividend reinvestment) and proceeds from sales of New England Zenith Fund shares were as follows:

                                                                                       MAY 1 TO
                                                                   MAY 1 TO        DECEMBER 31, 2002
                              ALGER EQUITY    HARRIS OAKMARK   DECEMBER 31, 2002     STATE STREET
                                 GROWTH          FOCUSED         DAVIS VENTURE      RESEARCH MONEY
                                 SERIES        VALUE SERIES      VALUE SERIES        MARKET SERIES
                              FUND DIVISION   FUND DIVISION      FUND DIVISION       FUND DIVISION
                              -------------   --------------   -----------------   -----------------
Purchases...................   $1,090,005       $3,309,606         $463,300            $522,157
                               ==========       ==========         ========            ========
Sales.......................   $  254,128       $  903,724         $ 23,495            $357,925
                               ==========       ==========         ========            ========

                                                   MAY 1 TO
                                               DECEMBER 31, 2002
                                                 STATE STREET
                                                 RESEARCH BOND
                                                 INCOME SERIES
                                                 FUND DIVISION
                                               -----------------
Purchases...................................      $1,901,324
                                                  ==========
Sales.......................................      $  612,877
                                                  ==========

     During the period ended December 31, 2002, purchases (including dividend reinvestment) and proceeds from sales of Met Investors Series Trust shares were as follows:

                                           MAY 1 TO            MAY 1 TO            MAY 1 TO            MAY 1 TO
                                       DECEMBER 31, 2002   DECEMBER 31, 2002   DECEMBER 31, 2002   DECEMBER 31, 2002
                           PIMCO             PIMCO            MFS MID CAP           MET/AIM           MET/AIM MID
                        INNOVATIONS      TOTAL RETURN           GROWTH             SMALL CAP           CAP CORE
                         PORTFOLIO         PORTFOLIO           PORTFOLIO       GROWTH PORTFOLIO    EQUITY PORTFOLIO
                       FUND DIVISION     FUND DIVISION       FUND DIVISION       FUND DIVISION       FUND DIVISION
                       -------------   -----------------   -----------------   -----------------   -----------------
Purchases............    $327,583         $2,853,641            $25,442           $1,342,140           $103,178
                         ========         ==========            =======           ==========           ========
Sales................    $276,785         $  708,143            $   269           $  322,349           $  4,569
                         ========         ==========            =======           ==========           ========

                                                    MAY 1 TO
                                                DECEMBER 31, 2002
                                                  STATE STREET
                                                    RESEARCH
                                                  CONCENTRATED
                                             INTERNATIONAL PORTFOLIO
                                                  FUND DIVISION
                                             -----------------------
Purchases.................................           $67,362
                                                     =======
Sales.....................................           $   992
                                                     =======

     During the year ended December 31, 2002, purchases (including dividend reinvestment) and proceeds from sales of American Funds Insurance Series shares were as follows:

                                      MAY 1 TO            MAY 1 TO                 MAY 1 TO
                                  DECEMBER 31, 2002   DECEMBER 31, 2002        DECEMBER 31, 2002
                                       GROWTH           GROWTH-INCOME     GLOBAL SMALL CAPITALIZATION
                                    FUND DIVISION       FUND DIVISION            FUND DIVISION
                                  -----------------   -----------------   ---------------------------
Purchases.......................     $1,348,327          $1,379,702                $368,905
                                     ==========          ==========                ========
Sales...........................     $   80,624          $   94,923                $151,524
                                     ==========          ==========                ========

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                      GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                               FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
                                                  -------------------------------------------------------------------------------
                                                     S & P 500 INDEX FUND DIVISION               MONEY MARKET FUND DIVISION
                                                  -----------------------------------      --------------------------------------
                                                    2002         2001         2000            2002          2001          2000
                                                  ---------    ---------    ---------      ----------    ----------    ----------
VARIABLE UNIVERSAL LIFE--95
  Deposits......................................     30,082       41,545       33,287          18,132       432,967        11,813
  Withdrawals...................................    (60,888)     (33,935)     (61,937)        (15,424)     (431,710)      (44,926)
  Outstanding units, beginning of year..........    212,434      204,824      233,474          36,235        34,978        68,091
                                                  ---------    ---------    ---------      ----------    ----------    ----------
  Outstanding units, end of year................    181,628      212,434      204,824          38,943        36,235        34,978
                                                  =========    =========    =========      ==========    ==========    ==========
VARIABLE GENERAL SELECT PLUS
  Deposits......................................    223,172      114,637      184,201         270,440       115,257       161,565
  Withdrawals...................................   (199,291)     (90,302)    (148,584)       (361,995)      (66,151)     (265,969)
  Outstanding units, beginning of year..........    604,236      579,901      544,284         253,899       204,793       309,197
                                                  ---------    ---------    ---------      ----------    ----------    ----------
  Outstanding units, end of year................    628,117      604,236      579,901         162,344       253,899       204,793
                                                  =========    =========    =========      ==========    ==========    ==========
VARIABLE UNIVERSAL LIFE--100
  Deposits......................................    151,613      160,125      142,514          79,201        39,286        70,296
  Withdrawals...................................   (174,563)    (103,579)    (112,424)        (54,287)      (48,703)     (106,128)
  Outstanding units, beginning of year..........    738,351      681,804      651,714          64,723        74,140       109,972
                                                  ---------    ---------    ---------      ----------    ----------    ----------
  Outstanding units, end of year................    715,401      738,351      681,804          89,637        64,723        74,140
                                                  =========    =========    =========      ==========    ==========    ==========
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits......................................         --           --           --              --            --            --
  Withdrawals...................................         --           --           --              --            --            --
  Outstanding units, beginning of year..........         --           --           --              --            --            --
                                                  ---------    ---------    ---------      ----------    ----------    ----------
  Outstanding units, end of year................         --           --           --              --            --            --
                                                  =========    =========    =========      ==========    ==========    ==========
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits......................................  1,326,034    1,597,644      930,635       1,977,923     7,816,632     2,862,494
  Withdrawals...................................   (731,757)    (491,929)    (320,877)     (2,977,492)   (6,076,407)   (2,445,139)
  Outstanding units, beginning of year..........  2,161,559    1,055,844      446,086       2,419,475       679,250       261,895
                                                  ---------    ---------    ---------      ----------    ----------    ----------
  Outstanding units, end of year................  2,755,836    2,161,559    1,055,844       1,419,906     2,419,475       679,250
                                                  =========    =========    =========      ==========    ==========    ==========
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits......................................    265,305      271,233      114,497         186,615       902,465       206,688
  Withdrawals...................................   (186,326)     (52,190)     (42,669)       (153,836)     (441,273)     (167,356)
  Outstanding units, beginning of year..........    360,167      141,124       69,296         535,954        74,762        35,430
                                                  ---------    ---------    ---------      ----------    ----------    ----------
  Outstanding units, end of year................    439,146      360,167      141,124         568,733       535,954        74,762
                                                  =========    =========    =========      ==========    ==========    ==========
DESTINY
  Deposits......................................      8,406       17,850       96,990         343,606       196,711       106,857
  Withdrawals...................................    (12,975)     (87,174)      (4,877)       (356,147)     (131,510)      (56,407)
  Outstanding units, beginning of year..........     22,789       92,113           --         115,651        50,450            --
                                                  ---------    ---------    ---------      ----------    ----------    ----------
  Outstanding units, end of year................     18,220       22,789       92,113         103,110       115,651        50,450
                                                  =========    =========    =========      ==========    ==========    ==========
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits......................................         --           --           --              --            --            --
  Withdrawals...................................         --           --           --              --            --            --
  Outstanding units, beginning of year..........         --           --           --              --            --            --
                                                  ---------    ---------    ---------      ----------    ----------    ----------
  Outstanding units, end of year................         --           --           --              --            --            --
                                                  =========    =========    =========      ==========    ==========    ==========

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                         GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                                  FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
                                                        -------------------------------------------------------------------------
                                                             BOND INDEX FUND DIVISION             MANAGED EQUITY FUND DIVISION
                                                        ----------------------------------      ---------------------------------
                                                          2002         2001         2000          2002         2001        2000
                                                        ---------    ---------    --------      ---------    --------    --------
VARIABLE UNIVERSAL LIFE--95
  Deposits............................................    38,798       18,074      14,182         12,835      11,030      13,741
  Withdrawals.........................................   (28,302)     (14,577)    (41,347)       (20,105)    (14,675)    (23,918)
  Outstanding units, beginning of year................    91,265       87,768     114,933         79,697      83,342      93,519
                                                        --------     --------     -------       --------     -------     -------
  Outstanding units, end of year......................   101,761       91,265      87,768         72,427      79,697      83,342
                                                        ========     ========     =======       ========     =======     =======
VARIABLE GENERAL SELECT PLUS
  Deposits............................................   161,048       52,922      52,544         22,275      30,593      11,021
  Withdrawals.........................................  (186,349)     (21,384)    (20,011)       (41,517)     (3,901)     (7,918)
  Outstanding units, beginning of year................   148,777      117,239      84,706         76,103      49,411      46,308
                                                        --------     --------     -------       --------     -------     -------
  Outstanding units, end of year......................   123,476      148,777     117,239         56,861      76,103      49,411
                                                        ========     ========     =======       ========     =======     =======
VARIABLE UNIVERSAL LIFE--100
  Deposits............................................    40,085       21,227      22,020         20,158      19,387      22,745
  Withdrawals.........................................   (29,401)     (15,509)    (33,899)       (21,228)    (25,325)    (28,299)
  Outstanding units, beginning of year................   140,291      134,573     146,452         75,455      81,393      86,947
                                                        --------     --------     -------       --------     -------     -------
  Outstanding units, end of year......................   150,975      140,291     134,573         74,385      75,455      81,393
                                                        ========     ========     =======       ========     =======     =======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits............................................        --           --          --             --          --          --
  Withdrawals.........................................        --           --          --             --          --          --
  Outstanding units, beginning of year................        --           --          --             --          --          --
                                                        --------     --------     -------       --------     -------     -------
  Outstanding units, end of year......................        --           --          --             --          --          --
                                                        ========     ========     =======       ========     =======     =======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits............................................   129,629       97,811      60,429         57,667      33,684      21,711
  Withdrawals.........................................   (71,861)     (25,314)    (32,460)       (32,460)    (10,286)     (8,506)
  Outstanding units, beginning of year................   142,879       70,382      42,413         58,251      34,853      21,648
                                                        --------     --------     -------       --------     -------     -------
  Outstanding units, end of year......................   200,647      142,879      70,382         83,458      58,251      34,853
                                                        ========     ========     =======       ========     =======     =======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits............................................     7,238       29,529       4,791          9,850       6,931       1,581
  Withdrawals.........................................    (5,819)     (10,554)       (982)        (1,741)     (1,182)     (2,240)
  Outstanding units, beginning of year................    29,276       10,301       6,492          8,134       2,385       3,044
                                                        --------     --------     -------       --------     -------     -------
  Outstanding units, end of year......................    30,695       29,276      10,301         16,243       8,134       2,385
                                                        ========     ========     =======       ========     =======     =======
DESTINY
  Deposits............................................   246,012       94,635      82,617        149,669       8,915       4,305
  Withdrawals.........................................  (232,126)    (170,599)     (1,021)      (149,156)     (9,063)       (256)
  Outstanding units, beginning of year................     5,632       81,596          --          3,901       4,049          --
                                                        --------     --------     -------       --------     -------     -------
  Outstanding units, end of year......................    19,518        5,632      81,596          4,414       3,901       4,049
                                                        ========     ========     =======       ========     =======     =======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits............................................        --           --          --             --          --          --
  Withdrawals.........................................        --           --          --             --          --          --
  Outstanding units, beginning of year................        --           --          --             --          --          --
                                                        --------     --------     -------       --------     -------     -------
  Outstanding units, end of year......................        --           --          --             --          --          --
                                                        ========     ========     =======       ========     =======     =======

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                          GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                                   FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
                                                         ------------------------------------------------------------------------
                                                          ASSET ALLOCATION FUND DIVISION        INTERNATIONAL INDEX FUND DIVISION
                                                         ---------------------------------      ---------------------------------
                                                           2002        2001         2000          2002         2001        2000
                                                         --------    ---------    --------      ---------    --------    --------
VARIABLE UNIVERSAL LIFE--95
  Deposits.............................................   10,907       27,369      27,538         20,019      20,700      22,272
  Withdrawals..........................................  (35,908)    (219,186)    (31,239)       (27,772)    (31,436)    (62,842)
  Outstanding units, beginning of year.................   97,851      289,668     293,369        116,900     127,636     168,206
                                                         -------     --------     -------       --------     -------     -------
  Outstanding units, end of year.......................   72,850       97,851     289,668        109,147     116,900     127,636
                                                         =======     ========     =======       ========     =======     =======
VARIABLE GENERAL SELECT PLUS
  Deposits.............................................   15,382      165,159      12,758        134,547      16,153      17,446
  Withdrawals..........................................  (50,800)    (145,314)    (19,909)      (133,221)    (12,452)    (18,512)
  Outstanding units, beginning of year.................   95,808       75,963      83,114         83,890      80,189      81,255
                                                         -------     --------     -------       --------     -------     -------
  Outstanding units, end of year.......................   60,390       95,808      75,963         85,216      83,890      80,189
                                                         =======     ========     =======       ========     =======     =======
VARIABLE UNIVERSAL LIFE--100
  Deposits.............................................   15,832       45,010      36,065         28,440      25,881      33,049
  Withdrawals..........................................  (44,394)     (40,575)    (36,819)       (27,048)    (25,023)    (56,168)
  Outstanding units, beginning of year.................  124,605      120,170     120,924         97,080      96,222     119,341
                                                         -------     --------     -------       --------     -------     -------
  Outstanding units, end of year.......................   96,043      124,605     120,170         98,472      97,080      96,222
                                                         =======     ========     =======       ========     =======     =======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits.............................................       --           --          --             --          --          --
  Withdrawals..........................................       --           --          --             --          --          --
  Outstanding units, beginning of year.................       --           --          --             --          --          --
                                                         -------     --------     -------       --------     -------     -------
  Outstanding units, end of year.......................       --           --          --             --          --          --
                                                         =======     ========     =======       ========     =======     =======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits.............................................  121,797      146,984      89,917         50,118      52,815      43,535
  Withdrawals..........................................  (68,290)     (65,209)    (11,134)       (32,533)    (29,141)    (14,090)
  Outstanding units, beginning of year.................  237,542      155,767      76,984         71,690      48,016      18,571
                                                         -------     --------     -------       --------     -------     -------
  Outstanding units, end of year.......................  291,049      237,542     155,767         89,275      71,690      48,016
                                                         =======     ========     =======       ========     =======     =======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits.............................................   28,097        9,886       8,107          4,205      13,454       3,193
  Withdrawals..........................................   (3,758)      (3,704)     (2,735)        (2,259)     (3,087)       (656)
  Outstanding units, beginning of year.................   21,682       15,500      10,128         17,420       7,053       4,516
                                                         -------     --------     -------       --------     -------     -------
  Outstanding units, end of year.......................   46,021       21,682      15,500         19,366      17,420       7,053
                                                         =======     ========     =======       ========     =======     =======
DESTINY
  Deposits.............................................        3            0      14,860          4,988         679      13,906
  Withdrawals..........................................       (3)     (14,662)       (198)        (5,107)    (11,238)       (138)
  Outstanding units, beginning of year.................       --       14,662          --          3,209      13,768          --
                                                         -------     --------     -------       --------     -------     -------
  Outstanding units, end of year.......................       --           --      14,662          3,090       3,209      13,768
                                                         =======     ========     =======       ========     =======     =======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits.............................................       --           --          --             --          --          --
  Withdrawals..........................................       --           --          --             --          --          --
  Outstanding units, beginning of year.................       --           --          --             --          --          --
                                                         -------     --------     -------       --------     -------     -------
  Outstanding units, end of year.......................       --           --          --             --          --          --
                                                         =======     ========     =======       ========     =======     =======

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                           GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                                    FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
                                                           ----------------------------------------------------------------------
                                                             MID-CAP EQUITY FUND DIVISION         SMALL-CAP EQUITY FUND DIVISION
                                                           --------------------------------      --------------------------------
                                                             2002        2001        2000          2002        2001        2000
                                                           --------    --------    --------      --------    --------    --------
VARIABLE UNIVERSAL LIFE--95
  Deposits...............................................   24,185      21,842      19,886         4,837       5,516       9,136
  Withdrawals............................................  (26,444)    (29,249)    (70,742)      (20,676)     (7,820)    (22,364)
  Outstanding units, beginning of year...................  104,525     111,932     162,788        34,756      37,060      50,288
                                                           -------     -------     -------       -------     -------     -------
  Outstanding units, end of year.........................  102,266     104,525     111,932        18,917      34,756      37,060
                                                           =======     =======     =======       =======     =======     =======
VARIABLE GENERAL SELECT PLUS
  Deposits...............................................   34,793      27,097      27,434        23,292      16,462      46,994
  Withdrawals............................................  (44,036)    (33,852)    (19,303)      (29,294)     (7,236)    (39,981)
  Outstanding units, beginning of year...................  100,890     107,645      99,514       109,557     100,331      93,318
                                                           -------     -------     -------       -------     -------     -------
  Outstanding units, end of year.........................   91,647     100,890     107,645       103,555     109,557     100,331
                                                           =======     =======     =======       =======     =======     =======
VARIABLE UNIVERSAL LIFE--100
  Deposits...............................................   33,341      28,897      30,205        27,524      23,016      48,174
  Withdrawals............................................  (23,700)    (21,914)    (41,286)      (23,204)    (15,305)    (34,576)
  Outstanding units, beginning of year...................   88,951      81,968      93,049       109,181     101,470      87,872
                                                           -------     -------     -------       -------     -------     -------
  Outstanding units, end of year.........................   98,592      88,951      81,968       113,501     109,181     101,470
                                                           =======     =======     =======       =======     =======     =======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits...............................................       --          --          --            --          --          --
  Withdrawals............................................       --          --          --            --          --          --
  Outstanding units, beginning of year...................       --          --          --            --          --          --
                                                           -------     -------     -------       -------     -------     -------
  Outstanding units, end of year.........................       --          --          --            --          --          --
                                                           =======     =======     =======       =======     =======     =======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits...............................................   88,813     107,471      60,254        52,301      48,133      38,571
  Withdrawals............................................  (82,332)    (34,217)    (22,575)      (24,709)    (25,732)    (14,319)
  Outstanding units, beginning of year...................  136,517      63,263      25,584        73,295      50,894      26,642
                                                           -------     -------     -------       -------     -------     -------
  Outstanding units, end of year.........................  142,998     136,517      63,263       100,887      73,295      50,894
                                                           =======     =======     =======       =======     =======     =======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits...............................................    8,129      11,718       4,320         8,117      11,285       4,717
  Withdrawals............................................   (5,234)     (2,980)     (1,378)       (3,146)     (3,465)     (1,761)
  Outstanding units, beginning of year...................   15,311       6,573       3,631        16,756       8,936       5,980
                                                           -------     -------     -------       -------     -------     -------
  Outstanding units, end of year.........................   18,206      15,311       6,573        21,727      16,756       8,936
                                                           =======     =======     =======       =======     =======     =======
DESTINY
  Deposits...............................................       --          --          --       130,484       2,623       4,791
  Withdrawals............................................       --          --          --       (78,613)     (5,252)        (68)
  Outstanding units, beginning of year...................       --          --          --         2,094       4,723          --
                                                           -------     -------     -------       -------     -------     -------
  Outstanding units, end of year.........................       --          --          --        53,965       2,094       4,723
                                                           =======     =======     =======       =======     =======     =======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits...............................................       --          --          --            --          --          --
  Withdrawals............................................       --          --          --            --          --          --
  Outstanding units, beginning of year...................       --          --          --            --          --          --
                                                           -------     -------     -------       -------     -------     -------
  Outstanding units, end of year.........................       --          --          --            --          --          --
                                                           =======     =======     =======       =======     =======     =======

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                         GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                                  FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
                                                       --------------------------------------------------------------------------
                                                       VIP EQUITY-INCOME PORTFOLIO FUND
                                                                   DIVISION                   VIP GROWTH PORTFOLIO FUND DIVISION
                                                       --------------------------------      ------------------------------------
                                                         2002        2001        2000           2002         2001         2000
                                                       --------    --------    --------      ----------    ---------    ---------
VARIABLE UNIVERSAL LIFE--95
  Deposits...........................................    66,059      37,247      42,664         46,882       51,499       55,269
  Withdrawals........................................   (48,327)    (52,562)    (86,784)       (83,272)     (78,711)     (79,784)
  Outstanding units, beginning of year...............   226,808     242,123     286,243        333,596      360,808      385,323
                                                       --------    --------    --------      ---------     --------     --------
  Outstanding units, end of year.....................   244,540     226,808     242,123        297,206      333,596      360,808
                                                       ========    ========    ========      =========     ========     ========
VARIABLE GENERAL SELECT PLUS
  Deposits...........................................    42,039      31,169      53,398        106,239       96,193      133,086
  Withdrawals........................................   (70,319)    (49,757)   (126,253)       (86,472)    (105,920)    (117,476)
  Outstanding units, beginning of year...............   221,445     240,033     312,888        456,809      466,536      450,926
                                                       --------    --------    --------      ---------     --------     --------
  Outstanding units, end of year.....................   193,165     221,445     240,033        476,576      456,809      466,536
                                                       ========    ========    ========      =========     ========     ========
VARIABLE UNIVERSAL LIFE--100
  Deposits...........................................    73,907      81,165      78,937        107,846      112,371      101,587
  Withdrawals........................................   (76,088)    (57,328)    (89,636)      (130,716)    (104,154)    (117,214)
  Outstanding units, beginning of year...............   328,034     304,197     314,896        515,523      507,306      522,933
                                                       --------    --------    --------      ---------     --------     --------
  Outstanding units, end of year.....................   325,853     328,034     304,197        492,653      515,523      507,306
                                                       ========    ========    ========      =========     ========     ========
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits...........................................        --          --          --             --           --           --
  Withdrawals........................................        --          --          --             --           --           --
  Outstanding units, beginning of year...............        --          --          --             --           --           --
                                                       --------    --------    --------      ---------     --------     --------
  Outstanding units, end of year.....................        --          --          --             --           --           --
                                                       ========    ========    ========      =========     ========     ========
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits...........................................   209,264     209,291     129,840        546,935      612,531      525,857
  Withdrawals........................................  (131,702)    (61,041)    (45,464)      (377,316)    (259,507)     (89,563)
  Outstanding units, beginning of year...............   339,788     191,538     107,162      1,021,729      668,705      232,411
                                                       --------    --------    --------      ---------     --------     --------
  Outstanding units, end of year.....................   417,350     339,788     191,538      1,191,348     1,021,729     668,705
                                                       ========    ========    ========      =========     ========     ========
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits...........................................    27,451      28,072      13,463         37,516       46,499       37,077
  Withdrawals........................................   (12,280)     (6,170)     (2,579)       (30,259)     (13,874)      (6,264)
  Outstanding units, beginning of year...............    48,291      26,389      15,505         87,674       55,049       24,236
                                                       --------    --------    --------      ---------     --------     --------
  Outstanding units, end of year.....................    63,462      48,291      26,389         94,931       87,674       55,049
                                                       ========    ========    ========      =========     ========     ========
DESTINY
  Deposits...........................................     6,087      36,016      38,872         12,179       71,724      249,784
  Withdrawals........................................   (10,863)    (61,241)       (700)       (60,001)    (260,765)      (5,813)
  Outstanding units, beginning of year...............    12,947      38,172          --         54,930      243,971           --
                                                       --------    --------    --------      ---------     --------     --------
  Outstanding units, end of year.....................     8,171      12,947      38,172          7,108       54,930      243,971
                                                       ========    ========    ========      =========     ========     ========
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits...........................................     2,285          --          --          3,411           --           --
  Withdrawals........................................       (62)         --          --           (114)          --           --
  Outstanding units, beginning of year...............        --          --          --             --           --           --
                                                       --------    --------    --------      ---------     --------     --------
  Outstanding units, end of year.....................     2,223          --          --          3,297           --           --
                                                       ========    ========    ========      =========     ========     ========

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                        GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                                 FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
                                                     ----------------------------------------------------------------------------
                                                                                                  VIP II ASSET MANAGER PORTFOLIO
                                                      VIP OVERSEAS PORTFOLIO FUND DIVISION                FUND DIVISION
                                                     --------------------------------------      --------------------------------
                                                        2002          2001          2000           2002        2001        2000
                                                     ----------    ----------    ----------      --------    --------    --------
VARIABLE UNIVERSAL LIFE--95
  Deposits.........................................     24,159        28,669        28,844         1,362       3,106       2,383
  Withdrawals......................................    (34,831)      (93,219)      (61,068)       (4,728)     (4,153)     (1,813)
  Outstanding units, beginning of year.............    144,120       208,670       240,894        10,275      11,322      10,752
                                                       -------       -------       -------       -------     -------     -------
  Outstanding units, end of year...................    133,448       144,120       208,670         6,909      10,275      11,322
                                                       =======       =======       =======       =======     =======     =======
VARIABLE GENERAL SELECT PLUS
  Deposits.........................................     79,371        47,916       137,425         2,437       3,341       3,850
  Withdrawals......................................    (92,623)      (32,161)      (63,984)       (8,531)     (3,808)     (2,687)
  Outstanding units, beginning of year.............    295,031       279,276       205,835        24,955      25,422      24,259
                                                       -------       -------       -------       -------     -------     -------
  Outstanding units, end of year...................    281,779       295,031       279,276        18,861      24,955      25,422
                                                       =======       =======       =======       =======     =======     =======
VARIABLE UNIVERSAL LIFE--100
  Deposits.........................................     43,693        40,642        55,254        14,218      15,543      15,288
  Withdrawals......................................    (32,585)      (38,071)      (36,661)      (25,857)    (10,846)    (15,149)
  Outstanding units, beginning of year.............    151,935       149,364       130,771        68,657      63,960      63,821
                                                       -------       -------       -------       -------     -------     -------
  Outstanding units, end of year...................    163,043       151,935       149,364        57,018      68,657      63,960
                                                       =======       =======       =======       =======     =======     =======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits.........................................         --            --            --            --          --          --
  Withdrawals......................................         --            --            --            --          --          --
  Outstanding units, beginning of year.............         --            --            --            --          --          --
                                                       -------       -------       -------       -------     -------     -------
  Outstanding units, end of year...................         --            --            --            --          --          --
                                                       =======       =======       =======       =======     =======     =======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits.........................................    109,134        92,991       115,959        63,059      66,942      35,871
  Withdrawals......................................    (52,299)      (41,372)      (21,743)      (42,583)    (22,283)    (10,794)
  Outstanding units, beginning of year.............    181,986       130,367        36,151       119,595      74,936      49,859
                                                       -------       -------       -------       -------     -------     -------
  Outstanding units, end of year...................    238,821       181,986       130,367       140,071     119,595      74,936
                                                       =======       =======       =======       =======     =======     =======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits.........................................      7,053         4,806         4,720         4,364      11,723       1,206
  Withdrawals......................................     (1,863)       (1,304)       (1,089)       (2,930)       (666)        (22)
  Outstanding units, beginning of year.............     10,088         6,586         2,955        12,370       1,313         129
                                                       -------       -------       -------       -------     -------     -------
  Outstanding units, end of year...................     15,278        10,088         6,586        13,804      12,370       1,313
                                                       =======       =======       =======       =======     =======     =======
DESTINY
  Deposits.........................................      5,675        51,487        14,230             3          --      15,883
  Withdrawals......................................    (49,987)      (19,049)         (146)           (3)    (15,695)       (188)
  Outstanding units, beginning of year.............     46,522        14,084            --            --      15,695          --
                                                       -------       -------       -------       -------     -------     -------
  Outstanding units, end of year...................      2,210        46,522        14,084            --          --      15,695
                                                       =======       =======       =======       =======     =======     =======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits.........................................      2,156            --            --           195          --          --
  Withdrawals......................................       (170)           --            --            (1)         --          --
  Outstanding units, beginning of year.............         --            --            --            --          --          --
                                                       -------       -------       -------       -------     -------     -------
  Outstanding units, end of year...................      1,986            --            --           194          --          --
                                                       =======       =======       =======       =======     =======     =======

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                            FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
                                           --------------------------------------------------------------------------------------
                                            VIP HIGH INCOME PORTFOLIO FUND DIVISION          VIP MID CAP PORTFOLIO FUND DIVISION
                                           -----------------------------------------        -------------------------------------
                                             2002             2001            2000            2002           2001           2000
                                           ---------        --------        --------        --------        -------        ------
VARIABLE UNIVERSAL LIFE--95
  Deposits...............................     3,081           8,880           3,219           90,129         10,320         5,741
  Withdrawals............................    (4,051)         (2,951)         (3,425)          (9,682)        (2,562)         (110)
  Outstanding units, beginning of year...    19,900          13,971          14,177           13,389          5,631            --
                                           --------         -------         -------         --------        -------        ------
  Outstanding units, end of year.........    18,930          19,900          13,971           93,836         13,389         5,631
                                           ========         =======         =======         ========        =======        ======
VARIABLE GENERAL SELECT PLUS
  Deposits...............................    35,995          38,900         108,376           18,540         20,636        22,139
  Withdrawals............................   (89,108)         (8,442)        (30,742)         (24,502)        (3,496)         (413)
  Outstanding units, beginning of year...   169,603         139,145          61,511           38,866         21,726            --
                                           --------         -------         -------         --------        -------        ------
  Outstanding units, end of year.........   116,490         169,603         139,145           32,904         38,866        21,726
                                           ========         =======         =======         ========        =======        ======
VARIABLE UNIVERSAL LIFE--100
  Deposits...............................    24,460          24,141          71,523           63,480         19,984         2,604
  Withdrawals............................   (26,076)        (25,208)        (26,940)         (12,286)        (1,036)          (72)
  Outstanding units, beginning of year...   232,538         233,605         189,022           21,480          2,532            --
                                           --------         -------         -------         --------        -------        ------
  Outstanding units, end of year.........   230,922         232,538         233,605           72,674         21,480         2,532
                                           ========         =======         =======         ========        =======        ======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits...............................        --              --              --               --             --            --
  Withdrawals............................        --              --              --               --             --            --
  Outstanding units, beginning of year...        --              --              --               --             --            --
                                           --------         -------         -------         --------        -------        ------
  Outstanding units, end of year.........        --              --              --               --             --            --
                                           ========         =======         =======         ========        =======        ======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits...............................   110,908         181,557         106,480          121,705        105,681        42,150
  Withdrawals............................  (157,120)        (73,758)        (16,180)         (44,522)       (33,441)         (866)
  Outstanding units, beginning of year...   239,812         132,013          41,713          113,524         41,284            --
                                           --------         -------         -------         --------        -------        ------
  Outstanding units, end of year.........   193,600         239,812         132,013          190,707        113,524        41,284
                                           ========         =======         =======         ========        =======        ======
JOINT AND SURVIVOR VARIABLE UNIVERSAL
  LIFE INSURANCE--2000
  Deposits...............................     6,768          13,036           6,522            6,924          7,647         5,081
  Withdrawals............................    (2,130)         (1,363)         (7,169)          (1,638)        (1,569)         (135)
  Outstanding units, beginning of year...    16,955           5,282           5,929           11,024          4,946            --
                                           --------         -------         -------         --------        -------        ------
  Outstanding units, end of year.........    21,593          16,955           5,282           16,310         11,024         4,946
                                           ========         =======         =======         ========        =======        ======
DESTINY
  Deposits...............................       265          14,188          29,414          171,673         69,130            --
  Withdrawals............................    (1,849)        (40,833)           (345)        (114,291)       (69,130)           --
  Outstanding units, beginning of year...     2,424          29,069              --               --             --            --
                                           --------         -------         -------         --------        -------        ------
  Outstanding units, end of year.........       840           2,424          29,069           57,382             --            --
                                           ========         =======         =======         ========        =======        ======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits...............................       547              --              --               --             --            --
  Withdrawals............................       (38)             --              --               --             --            --
  Outstanding units, beginning of year...        --              --              --               --             --            --
                                           --------         -------         -------         --------        -------        ------
  Outstanding units, end of year.........       509              --              --               --             --            --
                                           ========         =======         =======         ========        =======        ======

---------------
* For the period May 1, 2000 (inception) to December 31, 2000.

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                          GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                                   FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
                                                         ------------------------------------------------------------------------
                                                              WORLDWIDE HARD ASSETS               WORLDWIDE EMERGING MARKETS
                                                                  FUND DIVISION                          FUND DIVISION
                                                         -------------------------------      -----------------------------------
                                                          2002        2001        2000          2002         2001          2000
                                                         -------     -------     -------      --------     ---------     --------
VARIABLE UNIVERSAL LIFE--95
  Deposits.............................................   2,052       1,407       2,465         2,289         6,947       13,687
  Withdrawals..........................................  (1,382)     (2,098)     (4,251)         (491)      (14,207)      (7,982)
  Outstanding units, beginning of year.................   7,048       7,739       9,525         1,124         8,384        2,679
                                                         ------      ------      ------       -------      --------      -------
  Outstanding units, end of year.......................   7,718       7,048       7,739         2,922         1,124        8,384
                                                         ======      ======      ======       =======      ========      =======
VARIABLE GENERAL SELECT PLUS
  Deposits.............................................   3,353         493         999        21,699        60,634      124,118
  Withdrawals..........................................  (3,461)       (399)     (3,070)      (61,923)     (109,366)     (28,100)
  Outstanding units, beginning of year.................   4,990       4,896       6,967        56,789       105,521        9,503
                                                         ------      ------      ------       -------      --------      -------
  Outstanding units, end of year.......................   4,882       4,990       4,896        16,565        56,789      105,521
                                                         ======      ======      ======       =======      ========      =======
VARIABLE UNIVERSAL LIFE--100
  Deposits.............................................   7,895       3,766       4,772         3,813         8,793       14,141
  Withdrawals..........................................  (4,628)     (4,830)     (3,862)       (2,636)      (12,934)      (2,494)
  Outstanding units, beginning of year.................  16,168      17,232      16,322         9,129        13,270        1,623
                                                         ------      ------      ------       -------      --------      -------
  Outstanding units, end of year.......................  19,435      16,168      17,232        10,306         9,129       13,270
                                                         ======      ======      ======       =======      ========      =======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits.............................................      --          --          --            --            --           --
  Withdrawals..........................................      --          --          --            --            --           --
  Outstanding units, beginning of year.................      --          --          --            --            --           --
                                                         ------      ------      ------       -------      --------      -------
  Outstanding units, end of year.......................      --          --          --            --            --           --
                                                         ======      ======      ======       =======      ========      =======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits.............................................   6,788       6,024       2,255        17,975        11,647       11,355
  Withdrawals..........................................  (4,221)     (1,811)       (458)       (8,908)       (8,368)      (2,800)
  Outstanding units, beginning of year.................   6,847       2,634         837        13,523        10,244        1,689
                                                         ------      ------      ------       -------      --------      -------
  Outstanding units, end of year.......................   9,414       6,847       2,634        22,590        13,523       10,244
                                                         ======      ======      ======       =======      ========      =======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits.............................................     124         342         230           641           614        1,158
  Withdrawals..........................................     (63)        (30)        (23)         (153)       (1,208)        (179)
  Outstanding units, beginning of year.................     519         207          --           702         1,296          317
                                                         ------      ------      ------       -------      --------      -------
  Outstanding units, end of year.......................     580         519         207         1,190           702        1,296
                                                         ======      ======      ======       =======      ========      =======
DESTINY
  Deposits.............................................      --          --          --            11         6,990       10,214
  Withdrawals..........................................      --          --          --        (1,428)      (14,925)        (132)
  Outstanding units, beginning of year.................      --          --          --         2,147        10,082           --
                                                         ------      ------      ------       -------      --------      -------
  Outstanding units, end of year.......................      --          --          --           730         2,147       10,082
                                                         ======      ======      ======       =======      ========      =======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits.............................................      --          --          --            --            --           --
  Withdrawals..........................................      --          --          --            --            --           --
  Outstanding units, beginning of year.................      --          --          --            --            --           --
                                                         ------      ------      ------       -------      --------      -------
  Outstanding units, end of year.......................      --          --          --            --            --           --
                                                         ======      ======      ======       =======      ========      =======

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                         GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                                  FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
                                                        -------------------------------------------------------------------------
                                                         MULTI-STYLE EQUITY FUND DIVISION            CORE BOND FUND DIVISION
                                                        ----------------------------------      ---------------------------------
                                                          2002         2001        2000           2002        2001        2000
                                                        ---------    --------    ---------      --------    --------    ---------
VARIABLE UNIVERSAL LIFE--95
  Deposits............................................     1,923       4,360       12,517           864         882        7,715
  Withdrawals.........................................   (14,852)     (7,865)     (14,696)         (543)     (2,528)      (4,129)
  Outstanding units, beginning of year................    32,528      36,033       38,212         8,262       9,908        6,322
                                                        --------     -------     --------       -------     -------     --------
  Outstanding units, end of year......................    19,599      32,528       36,033         8,583       8,262        9,908
                                                        ========     =======     ========       =======     =======     ========
VARIABLE GENERAL SELECT PLUS
  Deposits............................................    62,491      55,313      110,156        16,139      22,596      177,929
  Withdrawals.........................................  (118,290)    (54,464)    (296,295)      (65,256)    (33,628)    (633,634)
  Outstanding units, beginning of year................   382,597     381,748      567,887       180,308     191,340      647,045
                                                        --------     -------     --------       -------     -------     --------
  Outstanding units, end of year......................   326,798     382,597      381,748       131,191     180,308      191,340
                                                        ========     =======     ========       =======     =======     ========
VARIABLE UNIVERSAL LIFE--100
  Deposits............................................    11,457      12,086       16,931         3,000       4,660        3,373
  Withdrawals.........................................   (19,218)    (10,696)      (7,993)       (1,462)     (1,953)      (2,173)
  Outstanding units, beginning of year................    51,649      50,259       41,321        11,808       9,101        7,901
                                                        --------     -------     --------       -------     -------     --------
  Outstanding units, end of year......................    43,888      51,649       50,259        13,346      11,808        9,101
                                                        ========     =======     ========       =======     =======     ========
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits............................................     3,052       3,315        3,561         1,978       2,447        2,312
  Withdrawals.........................................    (1,410)    (87,090)    (124,397)       (1,288)     (2,158)    (151,676)
  Outstanding units, beginning of year................    19,776     103,551      224,387         9,377       9,088      158,452
                                                        --------     -------     --------       -------     -------     --------
  Outstanding units, end of year......................    21,418      19,776      103,551        10,067       9,377        9,088
                                                        ========     =======     ========       =======     =======     ========
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits............................................    36,712      37,479       54,565         3,399       5,375        9,046
  Withdrawals.........................................   (33,628)    (24,022)     (21,677)      (15,001)     (6,537)     (10,117)
  Outstanding units, beginning of year................   101,857      88,400       55,512        24,947      26,109       27,180
                                                        --------     -------     --------       -------     -------     --------
  Outstanding units, end of year......................   104,941     101,857       88,400        13,345      24,947       26,109
                                                        ========     =======     ========       =======     =======     ========
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits............................................     8,178       7,382        9,113         2,041       3,751        2,577
  Withdrawals.........................................    (1,534)     (4,021)      (1,625)         (730)     (2,842)        (365)
  Outstanding units, beginning of year................    18,008      14,647        7,159         9,351       8,442        6,230
                                                        --------     -------     --------       -------     -------     --------
  Outstanding units, end of year......................    24,652      18,008       14,647        10,662       9,351        8,442
                                                        ========     =======     ========       =======     =======     ========
DESTINY
  Deposits............................................        --          --           --            --          --           --
  Withdrawals.........................................        --          --           --            --          --           --
  Outstanding units, beginning of year................        --          --           --            --          --           --
                                                        --------     -------     --------       -------     -------     --------
  Outstanding units, end of year......................        --          --           --            --          --           --
                                                        ========     =======     ========       =======     =======     ========
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits............................................        --          --           --            --          --           --
  Withdrawals.........................................        --          --           --            --          --           --
  Outstanding units, beginning of year................        --          --           --            --          --           --
                                                        --------     -------     --------       -------     -------     --------
  Outstanding units, end of year......................        --          --           --            --          --           --
                                                        ========     =======     ========       =======     =======     ========

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                           GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                                    FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
                                                           ----------------------------------------------------------------------
                                                           AGGRESSIVE EQUITY FUND DIVISION             NON-US FUND DIVISION
                                                           --------------------------------      --------------------------------
                                                             2002        2001        2000          2002        2001        2000
                                                           --------    --------    --------      --------    --------    --------
VARIABLE UNIVERSAL LIFE--95
  Deposits...............................................    2,070       3,111       8,148           842       1,855       1,589
  Withdrawals............................................   (2,538)    (11,068)    (11,180)         (550)     (3,936)     (9,310)
  Outstanding units, beginning of year...................    8,021      15,978      19,010         5,389       7,470      15,191
                                                           -------     -------     -------       -------     -------     -------
  Outstanding units, end of year.........................    7,553       8,021      15,978         5,681       5,389       7,470
                                                           =======     =======     =======       =======     =======     =======
VARIABLE GENERAL SELECT PLUS
  Deposits...............................................   17,540      19,783      35,572        28,260      23,149      41,902
  Withdrawals............................................  (49,023)    (20,220)    (74,328)      (79,445)    (28,563)    (47,227)
  Outstanding units, beginning of year...................  137,786     138,223     176,979       184,885     190,299     195,624
                                                           -------     -------     -------       -------     -------     -------
  Outstanding units, end of year.........................  106,303     137,786     138,223       133,700     184,885     190,299
                                                           =======     =======     =======       =======     =======     =======
VARIABLE UNIVERSAL LIFE--100
  Deposits...............................................    4,849       6,366      10,826         3,939       3,608       4,500
  Withdrawals............................................   (3,106)     (3,650)     (4,680)       (2,742)     (3,006)     (2,011)
  Outstanding units, beginning of year...................   24,116      21,400      15,254        12,894      12,292       9,803
                                                           -------     -------     -------       -------     -------     -------
  Outstanding units, end of year.........................   25,859      24,116      21,400        14,091      12,894      12,292
                                                           =======     =======     =======       =======     =======     =======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits...............................................    2,433       2,679       3,445         3,236       3,256       1,931
  Withdrawals............................................     (687)    (58,752)    (44,016)       (1,268)     (1,158)    (88,465)
  Outstanding units, beginning of year...................   14,892      70,965     111,536        12,984      10,886      97,420
                                                           -------     -------     -------       -------     -------     -------
  Outstanding units, end of year.........................   16,638      14,892      70,965        14,952      12,984      10,886
                                                           =======     =======     =======       =======     =======     =======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits...............................................    9,267      17,612      41,603         7,532       8,311      11,476
  Withdrawals............................................  (15,794)    (33,810)    (11,027)       (5,082)     (5,379)     (6,505)
  Outstanding units, beginning of year...................   49,305      65,503      34,927        20,708      17,776      12,805
                                                           -------     -------     -------       -------     -------     -------
  Outstanding units, end of year.........................   42,778      49,305      65,503        23,158      20,708      17,776
                                                           =======     =======     =======       =======     =======     =======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits...............................................    1,585       2,094       2,756         3,014       2,487       3,429
  Withdrawals............................................     (687)     (1,259)       (676)         (424)     (1,634)       (331)
  Outstanding units, beginning of year...................    5,623       4,788       2,708         6,384       5,531       2,433
                                                           -------     -------     -------       -------     -------     -------
  Outstanding units, end of year.........................    6,521       5,623       4,788         8,974       6,384       5,531
                                                           =======     =======     =======       =======     =======     =======
DESTINY
  Deposits...............................................       --          --          --            --          --          --
  Withdrawals............................................       --          --          --            --          --          --
  Outstanding units, beginning of year...................       --          --          --            --          --          --
                                                           -------     -------     -------       -------     -------     -------
  Outstanding units, end of year.........................       --          --          --            --          --          --
                                                           =======     =======     =======       =======     =======     =======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits...............................................       --          --          --            --          --          --
  Withdrawals............................................       --          --          --            --          --          --
  Outstanding units, beginning of year...................       --          --          --            --          --          --
                                                           -------     -------     -------       -------     -------     -------
  Outstanding units, end of year.........................       --          --          --            --          --          --
                                                           =======     =======     =======       =======     =======     =======

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                         GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                                  FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
                                                        -------------------------------------------------------------------------
                                                         VP INCOME & GROWTH FUND DIVISION        VP INTERNATIONAL FUND DIVISION
                                                        ----------------------------------      ---------------------------------
                                                          2002         2001         2000          2002         2001        2000
                                                        ---------    ---------    --------      ---------    --------    --------
VARIABLE UNIVERSAL LIFE--95
  Deposits............................................     2,875        8,452      70,803          3,334       7,870      24,727
  Withdrawals.........................................   (66,256)      (7,895)     (2,574)        (6,758)     (9,239)     (2,253)
  Outstanding units, beginning of year................    71,586       71,029       2,800         22,103      23,472         998
                                                        --------     --------     -------       --------     -------     -------
  Outstanding units, end of year......................     8,205       71,586      71,029         18,679      22,103      23,472
                                                        ========     ========     =======       ========     =======     =======
VARIABLE GENERAL SELECT PLUS
  Deposits............................................    14,607        8,937      12,980         55,939      17,407      69,935
  Withdrawals.........................................   (13,804)      (6,393)     (1,578)       (74,470)    (21,558)    (23,220)
  Outstanding units, beginning of year................    15,763       13,219       1,817         47,095      51,246       4,531
                                                        --------     --------     -------       --------     -------     -------
  Outstanding units, end of year......................    16,566       15,763      13,219         28,564      47,095      51,246
                                                        ========     ========     =======       ========     =======     =======
VARIABLE UNIVERSAL LIFE--100
  Deposits............................................    14,899       19,611      50,223         11,985      14,282      34,342
  Withdrawals.........................................   (38,414)      (7,667)     (6,050)       (10,611)    (18,744)     (3,563)
  Outstanding units, beginning of year................    58,549       46,605       2,432         33,418      37,880       7,101
                                                        --------     --------     -------       --------     -------     -------
  Outstanding units, end of year......................    35,034       58,549      46,605         34,792      33,418      37,880
                                                        ========     ========     =======       ========     =======     =======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits............................................        --           --          --             --          --          --
  Withdrawals.........................................        --           --          --             --          --          --
  Outstanding units, beginning of year................        --           --          --             --          --          --
                                                        --------     --------     -------       --------     -------     -------
  Outstanding units, end of year......................        --           --          --             --          --          --
                                                        ========     ========     =======       ========     =======     =======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits............................................    84,719       86,799     113,669        133,517     179,896     165,627
  Withdrawals.........................................   (61,880)     (48,244)    (19,211)      (113,918)    (78,506)    (18,355)
  Outstanding units, beginning of year................   176,933      138,378      43,920        271,211     169,821      22,549
                                                        --------     --------     -------       --------     -------     -------
  Outstanding units, end of year......................   199,772      176,933     138,378        290,810     271,211     169,821
                                                        ========     ========     =======       ========     =======     =======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits............................................     8,505        8,428       4,089          9,508       8,640       4,046
  Withdrawals.........................................    (4,095)      (3,102)     (1,349)        (4,783)     (3,977)       (655)
  Outstanding units, beginning of year................    10,958        5,632       2,892          9,128       4,465       1,074
                                                        --------     --------     -------       --------     -------     -------
  Outstanding units, end of year......................    15,368       10,958       5,632         13,853       9,128       4,465
                                                        ========     ========     =======       ========     =======     =======
DESTINY
  Deposits............................................     5,012       43,680      62,201            658      30,735      55,187
  Withdrawals.........................................    (5,096)    (103,446)       (705)        (3,105)    (82,447)       (604)
  Outstanding units, beginning of year................     1,730       61,496          --          2,871      54,583          --
                                                        --------     --------     -------       --------     -------     -------
  Outstanding units, end of year......................     1,646        1,730      61,496            424       2,871      54,583
                                                        ========     ========     =======       ========     =======     =======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits............................................        --           --          --             --          --          --
  Withdrawals.........................................        --           --          --             --          --          --
  Outstanding units, beginning of year................        --           --          --             --          --          --
                                                        --------     --------     -------       --------     -------     -------
  Outstanding units, end of year......................        --           --          --             --          --          --
                                                        ========     ========     =======       ========     =======     =======

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                        GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                                 FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
                                                      ---------------------------------------------------------------------------
                                                            VP VALUE FUND DIVISION                BOND PORTFOLIO FUND DIVISION
                                                      -----------------------------------      ----------------------------------
                                                        2002          2001         2000          2002         2001         2000
                                                      ---------    ----------    --------      ---------    ---------    --------
VARIABLE UNIVERSAL LIFE--95
  Deposits..........................................   100,818         9,779       5,319         10,410        1,169          53
  Withdrawals.......................................    (8,533)       (1,910)        (63)          (790)        (107)        (41)
  Outstanding units, beginning of year..............    13,125         5,256          --          1,427          365         353
                                                       -------      --------      ------        -------      -------      ------
  Outstanding units, end of year....................   105,410        13,125       5,256         11,047        1,427         365
                                                       =======      ========      ======        =======      =======      ======
VARIABLE GENERAL SELECT PLUS
  Deposits..........................................    22,101         9,304       5,829         20,186       15,454       9,390
  Withdrawals.......................................    (2,016)       (2,596)     (1,023)        (5,704)      (8,287)     (2,467)
  Outstanding units, beginning of year..............    12,309         5,601         795         15,016        7,849         926
                                                       -------      --------      ------        -------      -------      ------
  Outstanding units, end of year....................    32,394        12,309       5,601         29,498       15,016       7,849
                                                       =======      ========      ======        =======      =======      ======
VARIABLE UNIVERSAL LIFE--100
  Deposits..........................................    66,436         8,095      18,220          1,984        2,470         166
  Withdrawals.......................................    (8,972)       (5,124)     (5,921)          (558)        (797)        (44)
  Outstanding units, beginning of year..............    15,270        12,299          --          2,126          453         331
                                                       -------      --------      ------        -------      -------      ------
  Outstanding units, end of year....................    72,734        15,270      12,299          3,552        2,126         453
                                                       =======      ========      ======        =======      =======      ======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits..........................................        --            --          --             --           --          --
  Withdrawals.......................................        --            --          --             --           --          --
  Outstanding units, beginning of year..............        --            --          --             --           --          --
                                                       =======      ========      ======        =======      =======      ======
  Outstanding units, end of year....................        --            --          --             --           --          --
                                                       =======      ========      ======        =======      =======      ======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits..........................................   102,424        56,429      23,784         79,443       30,306      52,183
  Withdrawals.......................................   (30,523)      (13,555)     (5,111)       (32,745)     (18,139)     (4,438)
  Outstanding units, beginning of year..............    69,677        26,803       8,130         72,046       59,879      12,134
                                                       -------      --------      ------        -------      -------      ------
  Outstanding units, end of year....................   141,578        69,677      26,803        118,744       72,046      59,879
                                                       =======      ========      ======        =======      =======      ======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits..........................................    17,978        11,748         759          9,563        3,127       1,917
  Withdrawals.......................................    (4,588)         (795)       (178)        (2,233)        (692)     (1,184)
  Outstanding units, beginning of year..............    11,774           821         240          3,589        1,154         421
                                                       -------      --------      ------        -------      -------      ------
  Outstanding units, end of year....................    25,164        11,774         821         10,919        3,589       1,154
                                                       =======      ========      ======        =======      =======      ======
DESTINY
  Deposits..........................................    21,549        68,356      80,878              2       10,528      31,780
  Withdrawals.......................................   (32,473)     (134,638)       (946)            (3)     (42,041)       (266)
  Outstanding units, beginning of year..............    13,650        79,932          --              1       31,514          --
                                                       -------      --------      ------        -------      -------      ------
  Outstanding units, end of year....................     2,726        13,650      79,932             (0)           1      31,514
                                                       =======      ========      ======        =======      =======      ======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits..........................................        --            --          --             --           --          --
  Withdrawals.......................................        --            --          --             --           --          --
  Outstanding units, beginning of year..............        --            --          --             --           --          --
                                                       -------      --------      ------        -------      -------      ------
  Outstanding units, end of year....................        --            --          --             --           --          --
                                                       =======      ========      ======        =======      =======      ======

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                        GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                     FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW
                                                     ----------------------------------------------------------------------------
                                                          SMALL COMPANY PORTFOLIO                    SEI VP LARGE CAP VALUE
                                                               FUND DIVISION                             FUND DIVISION
                                                     ----------------------------------        ----------------------------------
                                                       2002         2001        2000              2002        2001        2000*
                                                     ---------   ----------   ---------        ----------   ---------   ---------
VARIABLE UNIVERSAL LIFE--95
  Deposits.........................................     4,939        3,359      22,672            16,630       6,945      45,671
  Withdrawals......................................    (2,255)     (13,086)     (8,157)          (41,925)     (5,393)     (1,419)
  Outstanding units, beginning of year.............     7,368       17,095       2,580            45,804      44,252          --
                                                      -------     --------     -------          --------     -------     -------
  Outstanding units, end of year...................    10,052        7,368      17,095            20,509      45,804      44,252
                                                      =======     ========     =======          ========     =======     =======
VARIABLE GENERAL SELECT PLUS
  Deposits.........................................    13,651       18,223      98,349            38,890      32,479     111,916
  Withdrawals......................................    (7,357)     (67,966)    (22,565)          (14,565)    (24,399)       (416)
  Outstanding units, beginning of year.............    36,132       85,875      10,091           119,580     111,500          --
                                                      -------     --------     -------          --------     -------     -------
  Outstanding units, end of year...................    42,426       36,132      85,875           143,905     119,580     111,500
                                                      =======     ========     =======          ========     =======     =======
VARIABLE UNIVERSAL LIFE--100
  Deposits.........................................     9,546       12,392      26,215            27,227      19,405      30,742
  Withdrawals......................................    (3,851)     (14,464)     (4,212)          (16,778)     (6,795)     (1,865)
  Outstanding units, beginning of year.............    23,513       25,585       3,582            41,487      28,877          --
                                                      -------     --------     -------          --------     -------     -------
  Outstanding units, end of year...................    29,208       23,513      25,585            51,936      41,487      28,877
                                                      =======     ========     =======          ========     =======     =======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits.........................................        --           --          --                --          --          --
  Withdrawals......................................        --           --          --                --          --          --
  Outstanding units, beginning of year.............        --           --          --                --          --          --
                                                      -------     --------     -------          --------     -------     -------
  Outstanding units, end of year...................        --           --          --                --          --          --
                                                      =======     ========     =======          ========     =======     =======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits.........................................    67,849      115,427     113,296           256,414     223,180      80,543
  Withdrawals......................................   (56,074)     (68,408)    (16,429)          (82,451)    (35,132)     (5,890)
  Outstanding units, beginning of year.............   162,937      115,918      19,051           262,701      74,653          --
                                                      -------     --------     -------          --------     -------     -------
  Outstanding units, end of year...................   174,712      162,937     115,918           436,664     262,701      74,653
                                                      =======     ========     =======          ========     =======     =======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits.........................................     7,401        7,372       6,064            18,690      26,746       6,177
  Withdrawals......................................    (4,733)      (5,390)     (1,685)           (7,175)     (4,145)       (475)
  Outstanding units, beginning of year.............     9,070        7,088       2,709            28,303       5,702          --
                                                      -------     --------     -------          --------     -------     -------
  Outstanding units, end of year...................    11,738        9,070       7,088            39,818      28,303       5,702
                                                      =======     ========     =======          ========     =======     =======
DESTINY
  Deposits.........................................     7,646       27,089      82,889            54,491     188,000          --
  Withdrawals......................................    (9,824)    (106,395)       (929)         (162,189)    (78,335)         --
  Outstanding units, beginning of year.............     2,654       81,960          --           109,665          --          --
                                                      -------     --------     -------          --------     -------     -------
  Outstanding units, end of year...................       476        2,654      81,960             1,967     109,665          --
                                                      =======     ========     =======          ========     =======     =======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits.........................................        --           --          --             2,755          --          --
  Withdrawals......................................        --           --          --              (121)         --          --
  Outstanding units, beginning of year.............        --           --          --                --          --          --
                                                      -------     --------     -------          --------     -------     -------
  Outstanding units, end of year...................        --           --          --             2,634          --          --
                                                      =======     ========     =======          ========     =======     =======

---------------
* For the period April 10, 2000 (inception) to December 31, 2000.

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                       GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                     FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW
                                                    -----------------------------------------------------------------------------
                                                          SEI VP LARGE CAP GROWTH                    SEI VP SMALL CAP VALUE
                                                               FUND DIVISION                             FUND DIVISION
                                                    -----------------------------------        ----------------------------------
                                                       2002         2001        2000*            2002         2001        2000*
                                                    ----------    ---------    --------        ---------    ---------    --------
VARIABLE UNIVERSAL LIFE--95
  Deposits........................................     32,363       20,100      99,334            9,760       10,246       2,793
  Withdrawals.....................................    (88,249)     (26,922)     (1,742)          (9,903)      (1,449)       (310)
  Outstanding units, beginning of year............     90,770       97,592          --           11,280        2,483          --
                                                     --------      -------      ------          -------      -------      ------
  Outstanding units, end of year..................     34,884       90,770      97,592           11,137       11,280       2,483
                                                     ========      =======      ======          =======      =======      ======
VARIABLE GENERAL SELECT PLUS
  Deposits........................................     27,768       22,799      16,290            9,856        6,042      13,566
  Withdrawals.....................................    (19,836)     (10,213)       (441)         (13,662)      (1,718)       (336)
  Outstanding units, beginning of year............     28,435       15,849          --           17,554       13,230          --
                                                     --------      -------      ------          -------      -------      ------
  Outstanding units, end of year..................     36,367       28,435      15,849           13,748       17,554      13,230
                                                     ========      =======      ======          =======      =======      ======
VARIABLE UNIVERSAL LIFE--100
  Deposits........................................     18,488       35,324      65,941           19,620       10,589       2,360
  Withdrawals.....................................    (42,257)     (27,303)     (2,545)          (5,928)      (1,757)        (39)
  Outstanding units, beginning of year............     71,417       63,396          --           11,153        2,321          --
                                                     --------      -------      ------          -------      -------      ------
  Outstanding units, end of year..................     47,648       71,417      63,396           24,845       11,153       2,321
                                                     ========      =======      ======          =======      =======      ======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits........................................         --           --          --               --           --          --
  Withdrawals.....................................         --           --          --               --           --          --
  Outstanding units, beginning of year............         --           --          --               --           --          --
                                                     --------      -------      ------          -------      -------      ------
  Outstanding units, end of year..................         --           --          --               --           --          --
                                                     ========      =======      ======          =======      =======      ======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits........................................    562,250      384,774      66,982          102,082       75,953      15,120
  Withdrawals.....................................   (153,144)     (59,249)     (6,445)         (28,905)      (9,451)     (1,246)
  Outstanding units, beginning of year............    386,062       60,537          --           80,376       13,874          --
                                                     --------      -------      ------          -------      -------      ------
  Outstanding units, end of year..................    795,168      386,062      60,537          153,553       80,376      13,874
                                                     ========      =======      ======          =======      =======      ======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits........................................     54,897       50,514      10,134           13,560        9,551       1,171
  Withdrawals.....................................    (12,710)      (7,442)       (690)          (2,775)      (1,877)        (74)
  Outstanding units, beginning of year............     52,516        9,444          --            8,771        1,097          --
                                                     --------      -------      ------          -------      -------      ------
  Outstanding units, end of year..................     94,703       52,516       9,444           19,556        8,771       1,097
                                                     ========      =======      ======          =======      =======      ======
DESTINY
  Deposits........................................         52        2,344          --           38,825      117,337          --
  Withdrawals.....................................        (58)         (33)         --          (89,976)     (56,594)         --
  Outstanding units, beginning of year............      2,311           --          --           60,743           --          --
                                                     --------      -------      ------          -------      -------      ------
  Outstanding units, end of year..................      2,305        2,311          --            9,592       60,743          --
                                                     ========      =======      ======          =======      =======      ======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits........................................      3,277           --          --            3,488           --          --
  Withdrawals.....................................       (150)          --          --             (254)          --          --
  Outstanding units, beginning of year............         --           --          --               --           --          --
                                                     --------      -------      ------          -------      -------      ------
  Outstanding units, end of year..................      3,127           --          --            3,234           --          --
                                                     ========      =======      ======          =======      =======      ======

---------------
* For the period April 10, 2000 (inception) to December 31, 2000.

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                       GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                    FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW
                                                   ------------------------------------------------------------------------------
                                                         SEI VP SMALL CAP GROWTH                  SEI VP INTERNATIONAL EQUITY
                                                              FUND DIVISION                              FUND DIVISION
                                                   -----------------------------------        -----------------------------------
                                                      2002         2001        2000*             2002         2001        2000*
                                                   ----------    ---------    --------        ----------    ---------    --------
VARIABLE UNIVERSAL LIFE--95
  Deposits.......................................      4,055        3,259      12,600            21,563       22,356      98,222
  Withdrawals....................................     (2,160)     (12,299)       (199)         (100,358)     (12,228)     (1,825)
  Outstanding units, beginning of year...........      3,361       12,401          --           106,525       96,397          --
                                                    --------      -------      ------          --------      -------      ------
  Outstanding units, end of year.................      5,256        3,361      12,401            27,730      106,525      96,397
                                                    ========      =======      ======          ========      =======      ======
VARIABLE GENERAL SELECT PLUS
  Deposits.......................................      3,594        4,694      20,501            82,434       11,315      11,380
  Withdrawals....................................    (13,105)      (6,511)       (410)          (88,403)      (3,699)        (72)
  Outstanding units, beginning of year...........     18,274       20,091          --            18,924       11,308          --
                                                    --------      -------      ------          --------      -------      ------
  Outstanding units, end of year.................      8,763       18,274      20,091            12,955       18,924      11,308
                                                    ========      =======      ======          ========      =======      ======
VARIABLE UNIVERSAL LIFE--100
  Deposits.......................................      5,715       17,544      15,003            15,644       36,050      71,515
  Withdrawals....................................     (5,427)     (12,963)       (250)          (59,036)      (7,278)     (3,704)
  Outstanding units, beginning of year...........     19,334       14,753          --            96,583       67,811          --
                                                    --------      -------      ------          --------      -------      ------
  Outstanding units, end of year.................     19,622       19,334      14,753            53,191       96,583      67,811
                                                    ========      =======      ======          ========      =======      ======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits.......................................         --           --          --                --           --          --
  Withdrawals....................................         --           --          --                --           --          --
  Outstanding units, beginning of year...........         --           --          --                --           --          --
                                                    --------      -------      ------          --------      -------      ------
  Outstanding units, end of year.................         --           --          --                --           --          --
                                                    ========      =======      ======          ========      =======      ======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits.......................................    127,475       74,087      22,443           191,923      167,659      42,066
  Withdrawals....................................    (36,082)     (14,983)     (1,410)          (75,499)     (21,739)     (2,018)
  Outstanding units, beginning of year...........     80,137       21,033          --           185,968       40,048          --
                                                    --------      -------      ------          --------      -------      ------
  Outstanding units, end of year.................    171,530       80,137      21,033           302,392      185,968      40,048
                                                    ========      =======      ======          ========      =======      ======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits.......................................     11,039       10,666       3,312            18,452       27,223       4,436
  Withdrawals....................................     (3,578)      (1,897)       (100)           (5,212)      (2,474)       (283)
  Outstanding units, beginning of year...........     11,981        3,212          --            28,902        4,153          --
                                                    --------      -------      ------          --------      -------      ------
  Outstanding units, end of year.................     19,442       11,981       3,212            42,142       28,902       4,153
                                                    ========      =======      ======          ========      =======      ======
DESTINY
  Deposits.......................................     11,731      119,818          --             7,046       45,507          --
  Withdrawals....................................   (107,881)     (23,668)         --            (7,047)     (45,506)         --
  Outstanding units, beginning of year...........     96,150           --          --                 1           --          --
                                                    --------      -------      ------          --------      -------      ------
  Outstanding units, end of year.................          0       96,150          --                (0)           1          --
                                                    ========      =======      ======          ========      =======      ======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits.......................................      1,828           --          --             2,714           --          --
  Withdrawals....................................       (168)          --          --              (107)          --          --
  Outstanding units, beginning of year...........         --           --          --                --           --          --
                                                    --------      -------      ------          --------      -------      ------
  Outstanding units, end of year.................      1,660           --          --             2,607           --          --
                                                    ========      =======      ======          ========      =======      ======

---------------
* For the period April 10, 2000 (inception) to December 31, 2000.

NOTE 6--ACCUMULATION UNIT ACTIVITY

  The following is a summary of the accumulation unit activity:

                                                        GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                     FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW
                                                     ----------------------------------------------------------------------------
                                                         SEI VP EMERGING MARKETS                       SEI VP CORE FIXED
                                                           EQUITY FUND DIVISION                       INCOME FUND DIVISION
                                                     --------------------------------          ----------------------------------
                                                      2002         2001        2000*             2002         2001         2000*
                                                     -------      -------      ------          --------      -------      -------
VARIABLE UNIVERSAL LIFE--95
  Deposits.........................................   10,755        9,564      38,440            13,834       12,563       75,249
  Withdrawals......................................  (43,147)      (5,534)       (807)          (73,650)      (6,221)      (2,645)
  Outstanding units, beginning of year.............   41,663       37,633          --            78,946       72,604           --
                                                     -------      -------      ------          --------      -------      -------
  Outstanding units, end of year...................    9,271       41,663      37,633            19,130       78,946       72,604
                                                     =======      =======      ======          ========      =======      =======
VARIABLE GENERAL SELECT PLUS
  Deposits.........................................   32,065       12,741       2,902            17,856       91,270      371,083
  Withdrawals......................................  (32,426)      (1,908)        (49)         (303,510)     (57,123)      (1,353)
  Outstanding units, beginning of year.............   13,686        2,853          --           403,877      369,730           --
                                                     -------      -------      ------          --------      -------      -------
  Outstanding units, end of year...................   13,325       13,686       2,853           118,223      403,877      369,730
                                                     =======      =======      ======          ========      =======      =======
VARIABLE UNIVERSAL LIFE--100
  Deposits.........................................   16,192       10,103      22,143             3,851       12,700       35,188
  Withdrawals......................................  (21,332)      (1,884)     (1,245)          (31,128)      (4,937)      (1,899)
  Outstanding units, beginning of year.............   29,117       20,898          --            41,052       33,289           --
                                                     -------      -------      ------          --------      -------      -------
  Outstanding units, end of year...................   23,977       29,117      20,898            13,775       41,052       33,289
                                                     =======      =======      ======          ========      =======      =======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits.........................................       --           --          --                --           --           --
  Withdrawals......................................       --           --          --                --           --           --
  Outstanding units, beginning of year.............       --           --          --                --           --           --
                                                     -------      -------      ------          --------      -------      -------
  Outstanding units, end of year...................       --           --          --                --           --           --
                                                     =======      =======      ======          ========      =======      =======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits.........................................   79,081       90,376      30,791           147,518      118,638       23,652
  Withdrawals......................................  (35,034)     (13,792)     (1,904)          (70,413)     (23,703)      (1,113)
  Outstanding units, beginning of year.............  105,471       28,887          --           117,474       22,539           --
                                                     -------      -------      ------          --------      -------      -------
  Outstanding units, end of year...................  149,518      105,471      28,887           194,579      117,474       22,539
                                                     =======      =======      ======          ========      =======      =======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits.........................................    6,922       16,694       4,494             7,196        7,587        2,271
  Withdrawals......................................   (3,580)      (2,501)       (180)           (2,913)      (1,545)        (130)
  Outstanding units, beginning of year.............   18,507        4,314          --             8,183        2,141           --
                                                     -------      -------      ------          --------      -------      -------
  Outstanding units, end of year...................   21,849       18,507       4,314            12,466        8,183        2,141
                                                     =======      =======      ======          ========      =======      =======
DESTINY
  Deposits.........................................      686        6,744          --           125,662      198,636           --
  Withdrawals......................................     (675)      (6,742)         --          (301,100)     (23,198)          --
  Outstanding units, beginning of year.............        2           --          --           175,438           --           --
                                                     -------      -------      ------          --------      -------      -------
  Outstanding units, end of year...................       13            2          --                --      175,438           --
                                                     =======      =======      ======          ========      =======      =======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits.........................................      693           --          --             1,208           --           --
  Withdrawals......................................      (21)          --          --               (37)          --           --
  Outstanding units, beginning of year.............       --           --          --                --           --           --
                                                     -------      -------      ------          --------      -------      -------
  Outstanding units, end of year...................      672           --          --             1,171           --           --
                                                     =======      =======      ======          ========      =======      =======

---------------

*  For the period April 10, 2000 (inception) to December 31, 2000.

NOTE 6--ACCUMULATION UNIT ACTIVITY

  The following is a summary of the accumulation unit activity:

                                                      GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                    FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW
                                                  -------------------------------------------------------------------------------
                                                           SEI VP HIGH YIELD                       SEI VP INTERNATIONAL FIXED
                                                          BOND FUND DIVISION                          INCOME FUND DIVISION
                                                  -----------------------------------          ----------------------------------
                                                    2002          2001         2000*             2002         2001         2000*
                                                  --------      --------      -------          --------      -------      -------
VARIABLE UNIVERSAL LIFE--95
  Deposits......................................    3,668        13,343        9,820             4,184          255        1,180
  Withdrawals...................................   (9,861)       (4,590)        (126)           (3,795)        (521)         (64)
  Outstanding units, beginning of year..........   18,447         9,694           --               850        1,116           --
                                                  -------       -------       ------           -------       ------       ------
  Outstanding units, end of year................   12,254        18,447        9,694             1,239          850        1,116
                                                  =======       =======       ======           =======       ======       ======
VARIABLE GENERAL SELECT PLUS
  Deposits......................................    5,466         3,601        5,289             9,247       14,820       57,092
  Withdrawals...................................   (6,489)       (1,049)         (28)          (19,208)      (5,989)        (206)
  Outstanding units, beginning of year..........    7,813         5,261           --            65,717       56,886           --
                                                  -------       -------       ------           -------       ------       ------
  Outstanding units, end of year................    6,790         7,813        5,261            55,756       65,717       56,886
                                                  =======       =======       ======           =======       ======       ======
VARIABLE UNIVERSAL LIFE--100
  Deposits......................................    3,000        14,481       11,108             1,061        2,078           56
  Withdrawals...................................  (11,816)       (2,403)         (99)             (409)        (171)          (1)
  Outstanding units, beginning of year..........   23,087        11,009           --             1,962           55           --
                                                  -------       -------       ------           -------       ------       ------
  Outstanding units, end of year................   14,271        23,087       11,009             2,614        1,962           55
                                                  =======       =======       ======           =======       ======       ======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits......................................       --            --           --                --           --           --
  Withdrawals...................................       --            --           --                --           --           --
  Outstanding units, beginning of year..........       --            --           --                --           --           --
                                                  -------       -------       ------           -------       ------       ------
  Outstanding units, end of year................       --            --           --                --           --           --
                                                  =======       =======       ======           =======       ======       ======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits......................................   38,759        43,958       13,174            38,222       22,094        4,448
  Withdrawals...................................  (16,649)      (15,132)        (489)          (17,447)      (4,034)        (395)
  Outstanding units, beginning of year..........   41,511        12,685           --            22,113        4,053           --
                                                  -------       -------       ------           -------       ------       ------
  Outstanding units, end of year................   63,621        41,511       12,685            42,888       22,113        4,053
                                                  =======       =======       ======           =======       ======       ======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits......................................    3,471         3,447          797             1,157        1,901          380
  Withdrawals...................................   (1,010)         (391)         (30)             (874)        (438)         (45)
  Outstanding units, beginning of year..........    3,823           767           --             1,798          335           --
                                                  -------       -------       ------           -------       ------       ------
  Outstanding units, end of year................    6,284         3,823          767             2,081        1,798          335
                                                  =======       =======       ======           =======       ======       ======
DESTINY
  Deposits......................................   28,088        22,216           --                --           --           --
  Withdrawals...................................  (38,880)       (3,010)          --                --           --           --
  Outstanding units, beginning of year..........   19,206            --           --                --           --           --
                                                  -------       -------       ------           -------       ------       ------
  Outstanding units, end of year................    8,414        19,206           --                --           --           --
                                                  =======       =======       ======           =======       ======       ======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits......................................    1,264            --           --                --           --           --
  Withdrawals...................................     (350)           --           --                --           --           --
  Outstanding units, beginning of year..........       --            --           --                --           --           --
                                                  -------       -------       ------           -------       ------       ------
  Outstanding units, end of year................      914            --           --                --           --           --
                                                  =======       =======       ======           =======       ======       ======

---------------

*  For the period April 10, 2000 (inception) to December 31, 2000.

NOTE 6--ACCUMULATION UNIT ACTIVITY

  The following is a summary of the accumulation unit activity:

                                                        GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                     FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW
                                                     ----------------------------------------------------------------------------
                                                         SEI VP EMERGING MARKETS                         JANUS MID CAP
                                                           DEBT FUND DIVISION                       PORTFOLIO FUND DIVISION
                                                     -------------------------------          -----------------------------------
                                                      2002         2001       2000*             2002          2001        2000**
                                                     -------      ------      ------          --------      --------      -------
VARIABLE UNIVERSAL LIFE--95
  Deposits.........................................      206         180         459            13,022        44,665       92,530
  Withdrawals......................................     (274)       (224)        (49)          (79,929)      (33,446)     (10,717)
  Outstanding units, beginning of year.............      366         410          --            93,032        81,813           --
                                                     -------      ------      ------          --------      --------      -------
  Outstanding units, end of year...................      298         366         410            26,125        93,032       81,813
                                                     =======      ======      ======          ========      ========      =======
VARIABLE GENERAL SELECT PLUS
  Deposits.........................................       56         276      12,496            31,926       162,980      180,529
  Withdrawals......................................  (11,595)       (226)        (45)         (145,194)     (107,885)     (21,461)
  Outstanding units, beginning of year.............   12,501      12,451          --           214,163       159,068           --
                                                     -------      ------      ------          --------      --------      -------
  Outstanding units, end of year...................      962      12,501      12,451           100,895       214,163      159,068
                                                     =======      ======      ======          ========      ========      =======
VARIABLE UNIVERSAL LIFE--100
  Deposits.........................................      702         343       1,348            28,175       127,688       74,193
  Withdrawals......................................   (1,471)        (83)        (52)          (93,563)      (45,733)      (3,514)
  Outstanding units, beginning of year.............    1,556       1,296          --           152,634        70,679           --
                                                     -------      ------      ------          --------      --------      -------
  Outstanding units, end of year...................      787       1,556       1,296            87,246       152,634       70,679
                                                     =======      ======      ======          ========      ========      =======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits.........................................       --          --          --                --            --           --
  Withdrawals......................................       --          --          --                --            --           --
  Outstanding units, beginning of year.............       --          --          --                --            --           --
                                                     -------      ------      ------          --------      --------      -------
  Outstanding units, end of year...................       --          --          --                --            --           --
                                                     =======      ======      ======          ========      ========      =======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits.........................................   12,685       7,585       2,798           350,055       315,221      134,019
  Withdrawals......................................   (7,046)     (1,981)       (159)         (180,074)      (83,639)      (4,222)
  Outstanding units, beginning of year.............    8,243       2,639          --           361,379       129,797           --
                                                     -------      ------      ------          --------      --------      -------
  Outstanding units, end of year...................   13,882       8,243       2,639           531,360       361,379      129,797
                                                     =======      ======      ======          ========      ========      =======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits.........................................    1,369         908         578            38,088        21,452        6,662
  Withdrawals......................................     (540)       (274)        (34)          (21,534)       (3,544)        (221)
  Outstanding units, beginning of year.............    1,178         544          --            24,349         6,441           --
                                                     -------      ------      ------          --------      --------      -------
  Outstanding units, end of year...................    2,007       1,178         544            40,903        24,349        6,441
                                                     =======      ======      ======          ========      ========      =======
DESTINY
  Deposits.........................................       --          --          --             7,704        13,778           --
  Withdrawals......................................       --          --          --            (7,707)      (11,424)          --
  Outstanding units, beginning of year.............       --          --          --             2,354            --           --
                                                     -------      ------      ------          --------      --------      -------
  Outstanding units, end of year...................       --          --          --             2,351         2,354           --
                                                     =======      ======      ======          ========      ========      =======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits.........................................      311          --          --               934            --           --
  Withdrawals......................................       (9)         --          --              (128)           --           --
  Outstanding units, beginning of year.............       --          --          --                --            --           --
                                                     -------      ------      ------          --------      --------      -------
  Outstanding units, end of year...................      302          --          --               806            --           --
                                                     =======      ======      ======          ========      ========      =======

---------------

 * For the period April 10, 2000 (inception) to December 31, 2000. ** For the period May 1, 2000 (inception) to December 31, 2000.

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                        GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                     FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW
                                                     ----------------------------------------------------------------------------
                                                       T. ROWE PRICE SMALL CAP GROWTH            T. ROWE PRICE LARGE CAP GROWTH
                                                          PORTFOLIO FUND DIVISION                   PORTFOLIO FUND DIVISION
                                                     ----------------------------------        ----------------------------------
                                                        2002        2001        2000*             2002        2001        2000*
                                                     ----------   ---------   ---------        ----------   ---------   ---------
VARIABLE UNIVERSAL LIFE--95
  Deposits.........................................      4,225      16,977       3,787           171,750      13,993      19,532
  Withdrawals......................................     (2,789)     (9,110)       (129)          (22,287)    (11,290)     (9,253)
  Outstanding units, beginning of year.............     11,525       3,658          --            12,982      10,279          --
                                                      --------     -------     -------          --------     -------     -------
  Outstanding units, end of year...................     12,961      11,525       3,658           162,445      12,982      10,279
                                                      ========     =======     =======          ========     =======     =======
VARIABLE GENERAL SELECT PLUS
  Deposits.........................................     62,232      70,306      46,279            12,000      66,763      99,784
  Withdrawals......................................     (4,722)    (58,146)     (1,676)          (69,743)    (88,192)    (17,827)
  Outstanding units, beginning of year.............     56,763      44,603          --            60,528      81,957          --
                                                      --------     -------     -------          --------     -------     -------
  Outstanding units, end of year...................    114,273      56,763      44,603             2,785      60,528      81,957
                                                      ========     =======     =======          ========     =======     =======
VARIABLE UNIVERSAL LIFE--100
  Deposits.........................................     11,228      16,061       2,004            99,916       8,575      11,001
  Withdrawals......................................     (3,174)     (6,510)        (87)          (20,996)     (9,153)     (1,758)
  Outstanding units, beginning of year.............     11,468       1,917          --             8,665       9,243          --
                                                      --------     -------     -------          --------     -------     -------
  Outstanding units, end of year...................     19,522      11,468       1,917            87,585       8,665       9,243
                                                      ========     =======     =======          ========     =======     =======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits.........................................         --          --          --                --          --          --
  Withdrawals......................................         --          --          --                --          --          --
  Outstanding units, beginning of year.............         --          --          --                --          --          --
                                                      --------     -------     -------          --------     -------     -------
  Outstanding units, end of year...................         --          --          --                --          --          --
                                                      ========     =======     =======          ========     =======     =======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits.........................................     82,999      65,993      19,176            68,264      30,955      11,504
  Withdrawals......................................    (26,171)    (10,659)       (499)          (25,309)    (11,568)       (611)
  Outstanding units, beginning of year.............     74,011      18,677          --            30,280      10,893          --
                                                      --------     -------     -------          --------     -------     -------
  Outstanding units, end of year...................    130,839      74,011      18,677            73,235      30,280      10,893
                                                      ========     =======     =======          ========     =======     =======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits.........................................      9,408       5,476       1,985             7,036       1,981         410
  Withdrawals......................................     (1,911)       (975)       (113)           (1,698)       (654)        (32)
  Outstanding units, beginning of year.............      6,373       1,872          --             1,705         378          --
                                                      --------     -------     -------          --------     -------     -------
  Outstanding units, end of year...................     13,870       6,373       1,872             7,043       1,705         378
                                                      ========     =======     =======          ========     =======     =======
DESTINY
  Deposits.........................................    166,563          --          --           201,177     160,704          --
  Withdrawals......................................   (149,357)         --          --          (161,971)    (17,354)         --
  Outstanding units, beginning of year.............         --          --          --           143,350          --          --
                                                      --------     -------     -------          --------     -------     -------
  Outstanding units, end of year...................     17,206          --          --           182,556     143,350          --
                                                      ========     =======     =======          ========     =======     =======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits.........................................      1,627          --          --               722          --          --
  Withdrawals......................................       (184)         --          --               (52)         --          --
  Outstanding units, beginning of year.............         --          --          --                --          --          --
                                                      --------     -------     -------          --------     -------     -------
  Outstanding units, end of year...................      1,443          --          --               670          --          --
                                                      ========     =======     =======          ========     =======     =======

---------------
* For the period May 1, 2000 (inception) to December 31, 2000.

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                              FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW
                                     ---------------------------------------------------------------------------------------------
                                       NEUBERGER BERMAN MID CAP          PUTNAM INTERNATIONAL             MORGAN STANLEY EAFE
                                     VALUE PORTFOLIO FUND DIVISION   STOCK PORTFOLIO FUND DIVISION   INDEX PORTFOLIO FUND DIVISION
                                     -----------------------------   -----------------------------   -----------------------------
                                                 2002*                           2002*                           2002*
                                     -----------------------------   -----------------------------   -----------------------------
VARIABLE UNIVERSAL LIFE--95
  Deposits.........................              1,969                            7,143                             --
  Withdrawals......................                (38)                            (513)                            --
  Outstanding units, beginning of
    year...........................                 --                               --                             --
                                                ------                          -------                          -----
  Outstanding units, end of year...              1,931                            6,630                             --
                                                ======                          =======                          =====
VARIABLE GENERAL SELECT PLUS
  Deposits.........................              4,285                           39,769                             --
  Withdrawals......................             (1,118)                         (13,889)                            --
  Outstanding units, beginning of
    year...........................                 --                               --                             --
                                                ------                          -------                          -----
  Outstanding units, end of year...              3,167                           25,880                             --
                                                ======                          =======                          =====
VARIABLE UNIVERSAL LIFE--100
  Deposits.........................              8,183                            9,767                             --
  Withdrawals......................               (106)                            (218)                            --
  Outstanding units, beginning of
    year...........................                 --                               --                             --
                                                ------                          -------                          -----
  Outstanding units, end of year...              8,077                            9,549                             --
                                                ======                          =======                          =====
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits.........................                 --                               --                             --
  Withdrawals......................                 --                               --                             --
  Outstanding units, beginning of
    year...........................                 --                               --                             --
                                                ------                          -------                          -----
  Outstanding units, end of year...                 --                               --                             --
                                                ======                          =======                          =====
VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits.........................              7,829                           18,976                             --
  Withdrawals......................               (268)                            (833)                            --
  Outstanding units, beginning of
    year...........................                 --                               --                             --
                                                ------                          -------                          -----
  Outstanding units, end of year...              7,561                           18,143                             --
                                                ======                          =======                          =====
JOINT AND SURVIVOR VARIABLE
  UNIVERSAL LIFE INSURANCE-- 2000
  Deposits.........................                389                            1,068                             --
  Withdrawals......................                 --                              (11)                            --
  Outstanding units, beginning of
    year...........................                 --                               --                             --
                                                ------                          -------                          -----
  Outstanding units, end of year...                389                            1,057                             --
                                                ======                          =======                          =====
DESTINY
  Deposits.........................                 --                           64,597                             --
  Withdrawals......................                 --                          (16,370)                            --
  Outstanding units, beginning of
    year...........................                 --                               --                             --
                                                ------                          -------                          -----
  Outstanding units, end of year...                 --                           48,227                             --
                                                ======                          =======                          =====
VARIABLE UNIVERSAL LIFE
  INSURANCE--2002
  Deposits.........................              1,572                            1,127                          1,080
  Withdrawals......................               (122)                            (108)                           (97)
  Outstanding units, beginning of
    year...........................                 --                               --                             --
                                                ------                          -------                          -----
  Outstanding units, end of year...              1,450                            1,019                            983
                                                ======                          =======                          =====

                                         GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                      FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW
                                     -----------------------
                                       METLIFE STOCK INDEX
                                     PORTFOLIO FUND DIVISION
                                     -----------------------
                                              2002*
                                     -----------------------
VARIABLE UNIVERSAL LIFE--95
  Deposits.........................              --
  Withdrawals......................              --
  Outstanding units, beginning of
    year...........................              --
                                             ------
  Outstanding units, end of year...              --
                                             ======
VARIABLE GENERAL SELECT PLUS
  Deposits.........................              --
  Withdrawals......................              --
  Outstanding units, beginning of
    year...........................              --
                                             ------
  Outstanding units, end of year...              --
                                             ======
VARIABLE UNIVERSAL LIFE--100
  Deposits.........................              --
  Withdrawals......................              --
  Outstanding units, beginning of
    year...........................              --
                                             ------
  Outstanding units, end of year...              --
                                             ======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits.........................              --
  Withdrawals......................              --
  Outstanding units, beginning of
    year...........................              --
                                             ------
  Outstanding units, end of year...              --
                                             ======
VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits.........................              --
  Withdrawals......................              --
  Outstanding units, beginning of
    year...........................              --
                                             ------
  Outstanding units, end of year...              --
                                             ======
JOINT AND SURVIVOR VARIABLE
  UNIVERSAL LIFE INSURANCE-- 2000
  Deposits.........................              --
  Withdrawals......................              --
  Outstanding units, beginning of
    year...........................              --
                                             ------
  Outstanding units, end of year...              --
                                             ======
DESTINY
  Deposits.........................              --
  Withdrawals......................              --
  Outstanding units, beginning of
    year...........................              --
                                             ------
  Outstanding units, end of year...              --
                                             ======
VARIABLE UNIVERSAL LIFE
  INSURANCE--2002
  Deposits.........................          17,569
  Withdrawals......................            (550)
  Outstanding units, beginning of
    year...........................              --
                                             ------
  Outstanding units, end of year...          17,019
                                             ======

---------------
* For the period May 1, 2002 (inception) to December 31, 2002.

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                         GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                         FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW
                                         ---------------------------------------------------------------
                                             METLIFE MID CAP STOCK       STATE STREET RESEARCH LARGE-CAP
                                         INDEX PORTFOLIO FUND DIVISION    VALUE PORTFOLIO FUND DIVISION
                                         -----------------------------   -------------------------------
                                                     2002*                            2002*
                                         -----------------------------   -------------------------------
VARIABLE UNIVERSAL LIFE--95
  Deposits.............................                 --                               --
  Withdrawals..........................                 --                               --
  Outstanding units, beginning of
    year...............................                 --                               --
                                                    ------                            -----
  Outstanding units, end of year.......                 --                               --
                                                    ======                            =====
VARIABLE GENERAL SELECT PLUS
  Deposits.............................                 --                               --
  Withdrawals..........................                 --                               --
  Outstanding units, beginning of
    year...............................                 --                               --
                                                    ------                            -----
  Outstanding units, end of year.......                 --                               --
                                                    ======                            =====
VARIABLE UNIVERSAL LIFE--100
  Deposits.............................                 --                               --
  Withdrawals..........................                 --                               --
  Outstanding units, beginning of
    year...............................                 --                               --
                                                    ------                            -----
  Outstanding units, end of year.......                 --                               --
                                                    ======                            =====
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits.............................                 --                               --
  Withdrawals..........................                 --                               --
  Outstanding units, beginning of
    year...............................                 --                               --
                                                    ------                            -----
  Outstanding units, end of year.......                 --                               --
                                                    ======                            =====
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits.............................                 --                               --
  Withdrawals..........................                 --                               --
  Outstanding units, beginning of
    year...............................                 --                               --
                                                    ------                            -----
  Outstanding units, end of year.......                 --                               --
                                                    ======                            =====
JOINT AND SURVIVOR VARIABLE UNIVERSAL
  LIFE INSURANCE--2000
  Deposits.............................                 --                               --
  Withdrawals..........................                 --                               --
  Outstanding units, beginning of
    year...............................                 --                               --
                                                    ------                            -----
  Outstanding units, end of year.......                 --                               --
                                                    ======                            =====
DESTINY
  Deposits.............................                 --                               --
  Withdrawals..........................                 --                               --
  Outstanding units, beginning of
    year...............................                 --                               --
                                                    ------                            -----
  Outstanding units, end of year.......                 --                               --
                                                    ======                            =====
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits.............................              1,328                            1,056
  Withdrawals..........................               (135)                            (100)
  Outstanding units, beginning of
    year...............................                 --                               --
                                                    ------                            -----
  Outstanding units, end of year.......              1,193                              956
                                                    ======                            =====

                                       GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                       FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW
                                         --------------------------------------------------------------------
                                                STATE STREET RESEARCH          LEHMAN BROTHERS AGGREGATE BOND
                                         DIVERSIFIED PORTFOLIO FUND DIVISION   INDEX PORTFOLIO FUND DIVISION
                                         -----------------------------------   ------------------------------
                                                        2002*                              2002*
                                         -----------------------------------   ------------------------------
VARIABLE UNIVERSAL LIFE--95
  Deposits.............................                    --                                 --
  Withdrawals..........................                    --                                 --
  Outstanding units, beginning of
    year...............................                    --                                 --
                                                        -----                              -----
  Outstanding units, end of year.......                    --                                 --
                                                        =====                              =====
VARIABLE GENERAL SELECT PLUS
  Deposits.............................                    --                                 --
  Withdrawals..........................                    --                                 --
  Outstanding units, beginning of
    year...............................                    --                                 --
                                                        -----                              -----
  Outstanding units, end of year.......                    --                                 --
                                                        =====                              =====
VARIABLE UNIVERSAL LIFE--100
  Deposits.............................                    --                                 --
  Withdrawals..........................                    --                                 --
  Outstanding units, beginning of
    year...............................                    --                                 --
                                                        -----                              -----
  Outstanding units, end of year.......                    --                                 --
                                                        =====                              =====
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits.............................                    --                                 --
  Withdrawals..........................                    --                                 --
  Outstanding units, beginning of
    year...............................                    --                                 --
                                                        -----                              -----
  Outstanding units, end of year.......                    --                                 --
                                                        =====                              =====
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits.............................                    --                                 --
  Withdrawals..........................                    --                                 --
  Outstanding units, beginning of
    year...............................                    --                                 --
                                                        -----                              -----
  Outstanding units, end of year.......                    --                                 --
                                                        =====                              =====
JOINT AND SURVIVOR VARIABLE UNIVERSAL
  LIFE INSURANCE--2000
  Deposits.............................                    --                                 --
  Withdrawals..........................                    --                                 --
  Outstanding units, beginning of
    year...............................                    --                                 --
                                                        -----                              -----
  Outstanding units, end of year.......                    --                                 --
                                                        =====                              =====
DESTINY
  Deposits.............................                    --                                 --
  Withdrawals..........................                    --                                 --
  Outstanding units, beginning of
    year...............................                    --                                 --
                                                        -----                              -----
  Outstanding units, end of year.......                    --                                 --
                                                        =====                              =====
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits.............................                   182                              3,162
  Withdrawals..........................                   (35)                              (452)
  Outstanding units, beginning of
    year...............................                    --                                 --
                                                        -----                              -----
  Outstanding units, end of year.......                   147                              2,710
                                                        =====                              =====

---------------
* For the period May 1, 2002 (inception) to December 31, 2002.

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                 FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW
                                            -------------------------------------------------------------------------------------
                                            STATE STREET RESEARCH      JANUS GROWTH       RUSSELL 2000       HARRIS OAKMARK LARGE
                                            AURORA PORTFOLIO FUND       PORTFOLIO        INDEX PORTFOLIO     CAP VALUE PORTFOLIO
                                                  DIVISION            FUND DIVISION       FUND DIVISION         FUND DIVISION
                                            ---------------------     --------------     ---------------     --------------------
                                                   2002**              2002    2001*         2002**                 2002**
                                            ---------------------     ------   -----     ---------------     --------------------
VARIABLE UNIVERSAL LIFE--95
  Deposits................................            --                 705    475           8,012                  7,915
  Withdrawals.............................            --                (370)   (95)            (46)                   (55)
  Outstanding units, beginning of year....            --                 380     --              --                     --
                                                    ----              ------   -----         ------                -------
  Outstanding units, end of year..........            --                 715    380           7,966                  7,860
                                                    ====              ======   =====         ======                =======
VARIABLE GENERAL SELECT PLUS
  Deposits................................            --               3,035   1,811          3,920                 16,338
  Withdrawals.............................            --                (275)   (45)         (1,281)                  (426)
  Outstanding units, beginning of year....            --               1,766     --              --                     --
                                                    ----              ------   -----         ------                -------
  Outstanding units, end of year..........            --               4,526   1,766          2,639                 15,912
                                                    ====              ======   =====         ======                =======
VARIABLE UNIVERSAL LIFE--100
  Deposits................................            --                 845    156           3,469                 17,516
  Withdrawals.............................            --                (161)   (86)            (47)                  (142)
  Outstanding units, beginning of year....            --                  70     --              --                     --
                                                    ----              ------   -----         ------                -------
  Outstanding units, end of year..........            --                 754     70           3,422                 17,374
                                                    ====              ======   =====         ======                =======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits................................            --                  --     --              --                     --
  Withdrawals.............................            --                  --     --              --                     --
  Outstanding units, beginning of year....            --                  --     --              --                     --
                                                    ----              ------   -----         ------                -------
  Outstanding units, end of year..........            --                  --     --              --                     --
                                                    ====              ======   =====         ======                =======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits................................            --              49,991   6,476          5,683                 11,553
  Withdrawals.............................            --              (3,682)  (112)           (730)                  (931)
  Outstanding units, beginning of year....            --               6,364     --              --                     --
                                                    ----              ------   -----         ------                -------
  Outstanding units, end of year..........            --              52,673   6,364          4,953                 10,622
                                                    ====              ======   =====         ======                =======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits................................            --               8,363    357           1,014                  3,771
  Withdrawals.............................            --                (631)    (5)           (956)                   (67)
  Outstanding units, beginning of year....            --                 352     --              --                     --
                                                    ----              ------   -----         ------                -------
  Outstanding units, end of year..........            --               8,084    352              58                  3,704
                                                    ====              ======   =====         ======                =======
DESTINY
  Deposits................................            --                  --     --           5,961                237,980
  Withdrawals.............................            --                  --     --            (872)               (85,555)
  Outstanding units, beginning of year....            --                  --     --              --                     --
                                                    ----              ------   -----         ------                -------
  Outstanding units, end of year..........            --                  --     --           5,089                152,425
                                                    ====              ======   =====         ======                =======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits................................           960               2,124     --           2,970                  2,112
  Withdrawals.............................          (122)                (29)    --            (146)                  (212)
  Outstanding units, beginning of year....            --                  --     --              --                     --
                                                    ----              ------   -----         ------                -------
  Outstanding units, end of year..........           838               2,095     --           2,824                  1,900
                                                    ====              ======   =====         ======                =======

---------------

 * For the period May 1, 2001 (inception) to December 31, 2001.

** For the period May 1, 2002 (inception) to December 31, 2002.

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                     GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                   FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW
                                                ---------------------------------------------------------------------------------
                                                                                           HARRIS OAKMARK           DAVIS VENTURE
                                                   ALGER EQUITY GROWTH SERIES           FOCUSED VALUE SERIES        VALUE SERIES
                                                         FUND DIVISION                     FUND DIVISION            FUND DIVISION
                                                --------------------------------        --------------------        -------------
                                                 2002         2001        2000*           2002       2001**            2002***
                                                -------     --------     -------        --------     -------        -------------
VARIABLE UNIVERSAL LIFE--95
  Deposits....................................   13,651       14,906      46,149          17,634       1,766            4,425
  Withdrawals.................................   (5,849)     (38,486)    (10,389)         (4,789)       (187)            (784)
  Outstanding units, beginning of year........   12,180       35,760          --           1,579          --               --
                                                -------     --------     -------        --------     -------           ------
  Outstanding units, end of year..............   19,982       12,180      35,760          14,424       1,579            3,641
                                                =======     ========     =======        ========     =======           ======
VARIABLE GENERAL SELECT PLUS
  Deposits....................................   63,227       59,884     125,869          46,463       7,982           32,703
  Withdrawals.................................   (8,854)    (155,719)    (21,382)         (8,592)        (41)          (1,513)
  Outstanding units, beginning of year........    8,652      104,487          --           7,941          --               --
                                                -------     --------     -------        --------     -------           ------
  Outstanding units, end of year..............   63,025        8,652     104,487          45,812       7,941           31,190
                                                =======     ========     =======        ========     =======           ======
VARIABLE UNIVERSAL LIFE--100
  Deposits....................................   10,909       21,691      34,113          28,305       1,026            4,802
  Withdrawals.................................     (663)     (41,616)     (2,125)         (6,928)        (24)            (142)
  Outstanding units, beginning of year........   12,063       31,988          --           1,002          --               --
                                                -------     --------     -------        --------     -------           ------
  Outstanding units, end of year..............   22,309       12,063      31,988          22,379       1,002            4,660
                                                =======     ========     =======        ========     =======           ======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits....................................       --           --          --              --          --               --
  Withdrawals.................................       --           --          --              --          --               --
  Outstanding units, beginning of year........       --           --          --              --          --               --
                                                -------     --------     -------        --------     -------           ------
  Outstanding units, end of year..............       --           --          --              --          --               --
                                                =======     ========     =======        ========     =======           ======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits....................................  104,748       67,580      40,359         102,059       6,510           10,233
  Withdrawals.................................  (38,551)     (28,217)     (1,732)        (11,072)       (164)            (345)
  Outstanding units, beginning of year........   77,990       38,627          --           6,346          --               --
                                                -------     --------     -------        --------     -------           ------
  Outstanding units, end of year..............  144,187       77,990      38,627          97,333       6,346            9,888
                                                =======     ========     =======        ========     =======           ======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits....................................    8,752        2,122         793           4,525         390              141
  Withdrawals.................................   (1,191)        (527)        (67)           (620)         (5)              (6)
  Outstanding units, beginning of year........    2,321          726          --             385          --               --
                                                -------     --------     -------        --------     -------           ------
  Outstanding units, end of year..............    9,882        2,321         726           4,290         385              135
                                                =======     ========     =======        ========     =======           ======
DESTINY
  Deposits....................................   21,030      125,499          --         191,794     123,197               --
  Withdrawals.................................  (21,859)    (122,531)         --        (132,797)    (25,955)              --
  Outstanding units, beginning of year........    2,968           --          --          97,242          --               --
                                                -------     --------     -------        --------     -------           ------
  Outstanding units, end of year..............    2,139        2,968          --         156,239      97,242               --
                                                =======     ========     =======        ========     =======           ======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits....................................    1,712           --          --           1,967          --            2,389
  Withdrawals.................................     (211)          --          --            (257)         --             (169)
  Outstanding units, beginning of year........       --           --          --              --          --               --
                                                -------     --------     -------        --------     -------           ------
  Outstanding units, end of year..............    1,501           --          --           1,710          --            2,220
                                                =======     ========     =======        ========     =======           ======

---------------
  * For the period May 1, 2000 (inception) to December 31, 2000.
 ** For the period May 1, 2001 (inception) to December 31, 2001.
*** For the period May 1, 2002 (inception) to December 31, 2002.

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW.
                                           --------------------------------------------------------------------------------------
                                            STATE STREET    STATE STREET         PIMCO
                                           RESEARCH MONEY   RESEARCH BOND     INNOVATION        PIMCO TOTAL        MFS MID CAP
                                           MARKET SERIES    INCOME SERIES   PORTFOLIO FUND    RETURN PORTFOLIO   GROWTH PORTFOLIO
                                           FUND DIVISION    FUND DIVISION      DIVISION        FUND DIVISION      FUND DIVISION
                                           --------------   -------------   ---------------   ----------------   ----------------
                                               2002**          2002**        2002     2001*        2002**             2002**
                                           --------------   -------------   -------   -----   ----------------   ----------------
VARIABLE UNIVERSAL LIFE--95
  Deposits...............................          --            5,011        1,187     90          7,942                --
  Withdrawals............................          --             (910)        (323)   (60)          (245)               --
  Outstanding units, beginning of year...          --               --           30     --             --                --
                                              -------          -------      -------   -----       -------             -----
  Outstanding units, end of year.........          --            4,101          894     30          7,697                --
                                              =======          =======      =======   =====       =======             =====
VARIABLE GENERAL SELECT PLUS
  Deposits...............................          --           25,274          854    485          5,816             1,925
  Withdrawals............................          --           (5,802)         (77)   (23)          (253)               (5)
  Outstanding units, beginning of year...          --               --          462     --             --                --
                                              -------          -------      -------   -----       -------             -----
  Outstanding units, end of year.........          --           19,472        1,239    462          5,563             1,920
                                              =======          =======      =======   =====       =======             =====
VARIABLE UNIVERSAL LIFE--100
  Deposits...............................          --            3,052          337     --         15,624                --
  Withdrawals............................          --           (1,013)        (112)    --           (246)               --
  Outstanding units, beginning of year...          --               --           --     --             --                --
                                              -------          -------      -------   -----       -------             -----
  Outstanding units, end of year.........          --            2,039          225     --         15,378                --
                                              =======          =======      =======   =====       =======             =====
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits...............................          --               --           --     --             --                --
  Withdrawals............................          --               --           --     --             --                --
  Outstanding units, beginning of year...          --               --           --     --             --                --
                                              -------          -------      -------   -----       -------             -----
  Outstanding units, end of year.........          --               --           --     --             --                --
                                              =======          =======      =======   =====       =======             =====
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits...............................          --            8,008       15,402   1,784        27,889               258
  Withdrawals............................          --             (451)      (2,075)  (264)        (1,208)              (14)
  Outstanding units, beginning of year...          --               --        1,520     --             --                --
                                              -------          -------      -------   -----       -------             -----
  Outstanding units, end of year.........          --            7,557       14,847   1,520        26,681               244
                                              =======          =======      =======   =====       =======             =====
JOINT AND SURVIVOR VARIABLE UNIVERSAL
  LIFE INSURANCE--2000
  Deposits...............................          --               --          391     --         20,644               574
  Withdrawals............................          --               --         (100)    --         (1,933)              (10)
  Outstanding units, beginning of year...          --               --           --     --             --                --
                                              -------          -------      -------   -----       -------             -----
  Outstanding units, end of year.........          --               --          291     --         18,711               564
                                              =======          =======      =======   =====       =======             =====
DESTINY
  Deposits...............................          --          145,406       66,721     --        184,220                --
  Withdrawals............................          --          (52,945)     (66,721)    --        (52,573)               --
  Outstanding units, beginning of year...          --               --           --     --             --                --
                                              -------          -------      -------   -----       -------             -----
  Outstanding units, end of year.........          --           92,461           --     --        131,647                --
                                              =======          =======      =======   =====       =======             =====
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits...............................      55,852              388          656     --          2,478               867
  Withdrawals............................     (42,000)             (38)         (11)    --           (132)             (111)
  Outstanding units, beginning of year...          --               --           --     --             --                --
                                              -------          -------      -------   -----       -------             -----
  Outstanding units, end of year.........      13,852              350          645     --          2,346               756
                                              =======          =======      =======   =====       =======             =====

---------------
 * For the period May 1, 2001 (inception) to December 31, 2001.
** For the period May 1, 2002 (inception) to December 31, 2002.

NOTE 6--ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity:

                                                        GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                      FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW
                                                      ---------------------------------------------------------------------------
                                                         MET/AIM
                                                        SMALL CAP      MET/AIM MID CAP
                                                          GROWTH         CORE EQUITY       STATE STREET RESEARCH
                                                      PORTFOLIO FUND   PORTFOLIO FUND    CONCENTRATED INTERNATIONAL   GROWTH FUND
                                                         DIVISION         DIVISION        PORTFOLIO FUND DIVISION      DIVISION
                                                      --------------   ---------------   --------------------------   -----------
                                                          2002*             2002*                  2002*                 2002*
                                                      --------------   ---------------   --------------------------   -----------
VARIABLE UNIVERSAL LIFE--95
  Deposits..........................................          --               --                     84                27,914
  Withdrawals.......................................          --               --                     (1)                 (425)
  Outstanding units, beginning of year..............          --               --                     --                    --
                                                         -------            -----                  -----                ------
  Outstanding units, end of year....................          --               --                     83                27,489
                                                         =======            =====                  =====                ======
VARIABLE GENERAL SELECT PLUS
  Deposits..........................................         167               --                    728                16,017
  Withdrawals.......................................          (4)              --                     (1)               (1,567)
  Outstanding units, beginning of year..............          --               --                     --                    --
                                                         -------            -----                  -----                ------
  Outstanding units, end of year....................         163               --                    727                14,450
                                                         =======            =====                  =====                ======
VARIABLE UNIVERSAL LIFE--100
  Deposits..........................................          16            2,539                    302                32,815
  Withdrawals.......................................          --              (50)                    (7)                 (391)
  Outstanding units, beginning of year..............          --               --                     --                    --
                                                         -------            -----                  -----                ------
  Outstanding units, end of year....................          16            2,489                    295                32,424
                                                         =======            =====                  =====                ======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits..........................................          --               --                     --                    --
  Withdrawals.......................................          --               --                     --                    --
  Outstanding units, beginning of year..............          --               --                     --                    --
                                                         -------            -----                  -----                ------
  Outstanding units, end of year....................          --               --                     --                    --
                                                         =======            =====                  =====                ======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits..........................................       4,670            2,725                  3,082                71,137
  Withdrawals.......................................        (157)            (515)                   (53)               (6,486)
  Outstanding units, beginning of year..............          --               --                     --                    --
                                                         -------            -----                  -----                ------
  Outstanding units, end of year....................       4,513            2,210                  3,029                64,651
                                                         =======            =====                  =====                ======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits..........................................         341              168                  3,513                 8,691
  Withdrawals.......................................          (9)              --                     (3)                  (81)
  Outstanding units, beginning of year..............          --               --                     --                    --
                                                         -------            -----                  -----                ------
  Outstanding units, end of year....................         332              168                  3,510                 8,610
                                                         =======            =====                  =====                ======
DESTINY
  Deposits..........................................     164,367            6,043                     --                    --
  Withdrawals.......................................     (38,224)             (11)                    --                    --
  Outstanding units, beginning of year..............          --               --                     --                    --
                                                         -------            -----                  -----                ------
  Outstanding units, end of year....................     126,143            6,032                     --                    --
                                                         =======            =====                  =====                ======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits..........................................         104              546                    339                 7,513
  Withdrawals.......................................         (21)             (39)                   (63)                 (560)
  Outstanding units, beginning of year..............          --               --                     --                    --
                                                         -------            -----                  -----                ------
  Outstanding units, end of year....................          83              507                    276                 6,953
                                                         =======            =====                  =====                ======

                                                      GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN NOTES TO FINANCIAL STATEMENTS
                                                    FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000, EXCEPT AS NOTED BELOW
                                                      -----------------------------------

                                                                         GLOBAL SMALL
                                                      GROWTH-INCOME   CAPITALIZATION FUND
                                                      FUND DIVISION        DIVISION
                                                      -------------   -------------------
                                                          2002*              2002*
                                                      -------------   -------------------
VARIABLE UNIVERSAL LIFE--95
  Deposits..........................................     15,969              10,368
  Withdrawals.......................................     (2,669)                (98)
  Outstanding units, beginning of year..............         --                  --
                                                         ------             -------
  Outstanding units, end of year....................     13,300              10,270
                                                         ======             =======
VARIABLE GENERAL SELECT PLUS
  Deposits..........................................     31,554              12,551
  Withdrawals.......................................     (2,417)            (10,962)
  Outstanding units, beginning of year..............         --                  --
                                                         ------             -------
  Outstanding units, end of year....................     29,137               1,589
                                                         ======             =======
VARIABLE UNIVERSAL LIFE--100
  Deposits..........................................     22,985               2,910
  Withdrawals.......................................       (428)                (59)
  Outstanding units, beginning of year..............         --                  --
                                                         ------             -------
  Outstanding units, end of year....................     22,557               2,851
                                                         ======             =======
RUSSELL VARIABLE UNIVERSAL LIFE
  Deposits..........................................         --                  --
  Withdrawals.......................................         --                  --
  Outstanding units, beginning of year..............         --                  --
                                                         ------             -------
  Outstanding units, end of year....................         --                  --
                                                         ======             =======
VARIABLE UNIVERSAL LIFE INSURANCE--2000
  Deposits..........................................     79,444              12,219
  Withdrawals.......................................     (2,911)               (926)
  Outstanding units, beginning of year..............         --                  --
                                                         ------             -------
  Outstanding units, end of year....................     76,533              11,293
                                                         ======             =======
JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE--2000
  Deposits..........................................     12,077                 625
  Withdrawals.......................................     (1,435)                (34)
  Outstanding units, beginning of year..............         --                  --
                                                         ------             -------
  Outstanding units, end of year....................     10,642                 591
                                                         ======             =======
DESTINY
  Deposits..........................................         --                  --
  Withdrawals.......................................         --                  --
  Outstanding units, beginning of year..............         --                  --
                                                         ------             -------
  Outstanding units, end of year....................         --                  --
                                                         ======             =======
VARIABLE UNIVERSAL LIFE INSURANCE--2002
  Deposits..........................................      4,019               1,216
  Withdrawals.......................................       (317)               (205)
  Outstanding units, beginning of year..............         --                  --
                                                         ------             -------
  Outstanding units, end of year....................      3,702               1,011
                                                         ======             =======

---------------
* For the period May 1, 2002 (inception) to December 31, 2002.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2002

                                                              NO. OF SHARES    MARKET VALUE
                                                              -------------    ------------
S & P 500 Index Fund Division
  General American Capital Company..........................    1,943,261      $ 62,099,624
Money Market Fund Division
  General American Capital Company..........................    1,308,240        28,972,793
Bond Index Fund Division
  General American Capital Company..........................      354,757        11,079,485
Managed Equity Fund Division
  General American Capital Company..........................      190,734         5,687,291
Asset Allocation Fund Division
  General American Capital Company..........................      260,084         9,397,840
International Index Fund Division
  General American Capital Company..........................      488,526         7,074,921
Mid-Cap Equity Fund Division
  General American Capital Company..........................      341,658         4,037,115
Small-Cap Equity Fund Division
  General American Capital Company..........................      111,166         4,558,673
VIP Equity-Income Portfolio Fund Division
  Variable Insurance Products Fund..........................    1,131,021        20,539,346
VIP Growth Portfolio Fund Division
  Variable Insurance Products Fund..........................    1,483,962        34,784,064
VIP Overseas Portfolio Fund Division
  Variable Insurance Products Fund..........................      819,818         9,001,602
VIP II Asset Manager Portfolio Fund Division
  Variable Insurance Products Fund II.......................      220,531         2,811,769
VIP High Income Portfolio Fund Division
  Variable Insurance Products Fund..........................      905,259         5,368,184
VIP Mid Cap Portfolio Fund Division
  Variable Insurance Products Fund..........................      262,161         4,590,447
Worldwide Hard Assets Fund Division
  Van Eck Worldwide Insurance Trust.........................       38,771           399,343
Worldwide Emerging Markets Fund Division
  Van Eck Worldwide Insurance Trust.........................       73,367           578,866
Multi-Style Equity Fund Division
  Russell Insurance Funds...................................      578,500         5,229,641
Core Bond Fund Division
  Russell Insurance Funds...................................      254,289         2,649,696
Aggressive Equity Fund Division
  Russell Insurance Funds...................................      220,064         2,037,795
Non-US Fund Division
  Russell Insurance Funds...................................      231,739         1,668,521
VP Income & Growth Fund Division
  American Century Variable Portfolios, Inc.................      465,318         2,401,040
VP International Fund Division
  American Century Variable Portfolios, Inc.................      578,764         3,015,358

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2002

                                                              NO. OF SHARES    MARKET VALUE
                                                              -------------    ------------
VP Value Fund Division
  American Century Variable Portfolios, Inc. ...............      695,636      $  4,257,291
Bond Portfolio Fund Division
  J.P. Morgan Series Trust II...............................      174,311         2,185,854
Small Company Portfolio Fund Division
  J.P. Morgan Series Trust II...............................      260,829         2,696,975
SEI VP Large Cap Value Fund Division
  SEI Insurance Products Trust..............................      724,726         6,247,142
SEI VP Large Cap Growth Fund Division
  SEI Insurance Products Trust..............................      966,646         3,595,924
SEI VP Small Cap Value Fund Division
  SEI Insurance Products Trust..............................      265,544         2,915,672
SEI VP Small Cap Growth Fund Division
  SEI Insurance Products Trust..............................      213,936         1,159,534
SEI VP International Equity Fund Division
  SEI Insurance Products Trust..............................      436,656         2,143,980
SEI VP Emerging Markets Equity Fund Division
  SEI Insurance Products Trust..............................      214,842         1,082,803
SEI VP Core Fixed Income Fund Division
  SEI Insurance Products Trust..............................      419,771         4,529,331
SEI VP High Yield Bond Fund Division
  SEI Insurance Products Trust..............................      140,983         1,194,130
SEI VP International Fixed Income Fund Division
  SEI Insurance Products Trust..............................      111,855         1,156,583
SEI VP Emerging Markets Debt Fund Division
  SEI Insurance Products Trust..............................       23,581           236,992
Janus Mid Cap Portfolio Fund Division
  Metropolitan Series Fund, Inc.............................      249,767         2,600,075
T. Rowe Price Small Cap Growth Portfolio Fund Division
  Metropolitan Series Fund, Inc.............................      207,748         1,809,482
T. Rowe Price Large Cap Growth Portfolio Fund Division
  Metropolitan Series Fund, Inc.............................      375,897         3,349,239
Neuberger Berman Mid Cap Value Portfolio Fund Division
  Metropolitan Series Fund, Inc.............................       15,147           193,282
Putnam International Stock Portfolio Fund Division
  Metropolitan Series Fund, Inc.............................      117,000           907,922
Morgan Stanley EAFE Index Portfolio Fund Division
  Metropolitan Series Fund, Inc.............................        1,093             7,933
MetLife Stock Index Portfolio Fund Division
  Metropolitan Series Fund, Inc.............................        5,990           140,223
MetLife Mid Cap Stock Index Portfolio Fund Division
  Metropolitan Series Fund, Inc.............................        1,083             9,602
State Street Research Large-Cap Value Portfolio Fund
  Division Metropolitan Series Fund, Inc....................          936             7,440

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2002

                                                              NO. OF SHARES    MARKET VALUE
                                                              -------------    ------------
State Street Research Diversified Portfolio Fund Division
  Metropolitan Series Fund, Inc.............................          102      $      1,326
Lehman Brothers Aggregate Bond Index Portfolio Fund Division
  Metropolitan Series Fund, Inc.............................        2,612            29,175
State Street Research Aurora Portfolio Fund Division
  Metropolitan Series Fund, Inc.............................          551             6,104
Janus Growth Portfolio Fund Division
  Metropolitan Series Fund, Inc.............................       68,948           374,386
Russell 2000 Index Portfolio Fund Division
  Metropolitan Series Fund, Inc.............................       24,447           201,684
Harris Oakmark Large Cap Value Portfolio Fund Division
  Metropolitan Series Fund, Inc.............................      182,650         1,755,266
Alger Equity Growth Series Fund Division
  New England Zenith Fund...................................       91,035         1,261,745
Harris Oakmark Focused Value Series Fund Division
  New England Zenith Fund...................................       20,784         3,519,355
Davis Venture Value Series Fund Division
  New England Zenith Fund...................................       22,774           441,580
State Street Research Money Market Series Fund Division
  New England Zenith Fund...................................        1,642           164,232
State Street Research Bond Income Series Fund Division
  New England Zenith Fund...................................       11,888         1,340,224
PIMCO Innovation Portfolio Fund Division
  Met Investors Series Trust................................       22,708            69,486
PIMCO Total Return Portfolio Fund Division
  Met Investors Series Trust................................      196,279         2,225,807
MFS Mid Cap Growth Portfolio Fund Division
  Met Investors Series Trust................................        5,239            24,413
Met/AIM Small Cap Growth Portfolio Fund Division
  Met Investors Series Trust................................      116,048         1,003,813
Met/AIM Mid Cap Core Equity Portfolio Fund Division
  Met Investors Series Trust................................        9,944            97,844
State Street Research Concentrated International Portfolio
  Fund Division
  Met Investors Series Trust................................        7,534            66,973
Growth Fund Division
  American Funds Insurance Series...........................       37,459         1,247,007
Growth-Income Fund Division
  American Funds Insurance Series...........................       50,228         1,281,809
Global Small Capitalization Fund Division
  American Funds Insurance Series...........................       22,681           209,347

                                                               18,781,520      $285,732,399

              See accompanying notes to the financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                              FINANCIAL HIGHLIGHTS

     General American Separate Account Eleven sells a number of variable life insurance products, both of which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

     The following table was developed by determining which products offered by General American Separate Account Eleven have the lowest and highest total return. Only product designs within each Fund Division that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by General American as contract owners may not have selected all available and applicable contract options as discussed in Note 3.

                                    AS OF DECEMBER 31, 2002                       FOR THE YEAR ENDED DECEMBER 31, 2002
                            ----------------------------------------   ----------------------------------------------------------
                            UNITS     UNIT FAIR VALUE     NET ASSETS    INVESTMENT       EXPENSE RATIO**       TOTAL RETURN***
                            (000)   (LOWEST TO HIGHEST)     (000)      INCOME RATIO*   (LOWEST TO HIGHEST)   (LOWEST TO HIGHEST)
                            -----   -------------------   ----------   -------------   -------------------   --------------------
S & P 500 INDEX FUND
  DIVISION................  4,738     $ 7.17 to 33.21      $62,142          1.69%       0.00% to 0.90%       (22.80)% to (22.10)%
MONEY MARKET FUND
  DIVISION................  2,383      11.75 to 20.10       28,979          2.73%       0.00% to 0.90%          .73%  to 1.64%
BOND INDEX FUND
  DIVISION................    627      13.04 to 28.84       11,082          5.11%       0.00% to 0.90%         9.75 % to 10.74%
MANAGED EQUITY FUND
  DIVISION................    308       8.45 to 28.23        5,689          2.08%       0.00% to 0.90%       (23.90)% to (23.21)%
ASSET ALLOCATION FUND
  DIVISION................    566       9.53 to 33.16        9,400          3.75%       0.00% to 0.90%       (14.83)% to (14.06)%
INTERNATIONAL INDEX FUND
  DIVISION................    405       6.94 to 13.37        7,077          1.42%       0.00% to 0.90%       (15.70)% to (14.94)%
MID-CAP EQUITY FUND
  DIVISION................    454       5.87 to 10.72        4,032          0.00%       0.00% to 0.90%       (27.82)% to (27.16)%
SMALL-CAP EQUITY FUND
  DIVISION................    413      10.19 to 11.41        4,558          0.00%       0.00% to 0.90%       (17.62)% to (16.88)%
VIP EQUITY-INCOME
  PORTFOLIO FUND
  DIVISION................  1,255       8.19 to 21.90       20,551          1.72%       0.00% to 0.90%       (17.69)% to (16.95)%
VIP GROWTH PORTFOLIO FUND
  DIVISION................  2,563       6.18 to 20.29       34,811          0.25%       0.00% to 0.90%       (30.73)% to (30.10)%
VIP OVERSEAS PORTFOLIO
  FUND DIVISION...........    837       6.34 to 13.56        9,000          0.79%       0.00% to 0.90%       (20.99)% to (20.28)%
VIP II ASSET MANAGER
  PORTFOLIO FUND
  DIVISION................    237       9.15 to 15.09        2,812          3.93%       0.00% to 0.90%        (9.54)% to (8.73)%
VIP HIGH INCOME PORTFOLIO
  FUND DIVISION...........    583       7.32 to 10.11        5,369         10.81%       0.00% to 0.90%          2.52% to 3.44%
VIP MID CAP PORTFOLIO FUND
  DIVISION................    464       9.83 to 10.07        4,596          0.63%       0.00% to 0.90%       (10.63)% to (9.82)%
WORLDWIDE HARD ASSETS FUND
  DIVISION................     42       8.78 to 11.75          400          0.72%       0.00% to 0.90%        (3.70)% to (2.85)%
WORLDWIDE EMERGING MARKETS
  FUND DIVISION...........     54       8.58 to 13.30          579          0.20%       0.00% to 0.90%        (3.77)% to (2.90)%
MULTI-STYLE EQUITY FUND
  DIVISION................    541       7.16 to 10.88        5,233          0.60%       0.00% to 0.90%       (23.88)% to (23.57)%
CORE BOND FUND DIVISION...    187      12.68 to 14.62        2,650          2.97%       0.00% to 0.90%          7.87% to 8.30%
AGGRESSIVE EQUITY FUND
  DIVISION................    206       7.29 to 11.03        2,038          0.00%       0.00% to 0.90%       (19.78)% to (19.46)%
NON-US FUND DIVISION......    201       7.25 to  8.47        1,669          1.53%       0.00% to 0.90%       (15.91)% to (15.57)%
VP INCOME & GROWTH FUND
  DIVISION................    277       7.14 to  9.12        2,402          1.14%       0.00% to 0.90%       (20.09)% to (19.37)%
VP INTERNATIONAL FUND
  DIVISION................    387       7.04 to  7.99        3,018          0.78%       0.00% to 0.90%       (21.08)% to (20.37)%
VP VALUE FUND DIVISION....    380      10.33 to 12.27        4,258          0.57%       0.00% to 0.90%       (13.40)% to (12.62)%
BOND PORTFOLIO FUND
  DIVISION................    174      12.32 to 13.06        2,186          0.63%       0.00% to 0.90%          7.83% to 8.80%
SMALL COMPANY PORTFOLIO
  FUND DIVISION...........    269       8.91 to 10.53        2,698          0.19%       0.00% to 0.90%       (22.35)% to (21.65)%
SEI VP LARGE CAP VALUE
  FUND DIVISION...........    697       8.18 to  9.09        6,242          1.47%       0.00% to 0.90%       (15.06)% to (14.30)%
SEI VP LARGE CAP GROWTH
  FUND DIVISION...........  1,014       3.50 to  7.98        3,597          0.00%       0.00% to 0.90%       (32.35)% to (31.74)%
SEI VP SMALL CAP VALUE
  FUND DIVISION...........    236       8.16 to 12.67        2,917          0.34%       0.00% to 0.90%        (9.37)% to (8.56)%

                                    AS OF DECEMBER 31, 2002                       FOR THE YEAR ENDED DECEMBER 31, 2002
                            ----------------------------------------   ----------------------------------------------------------
                            UNITS     UNIT FAIR VALUE     NET ASSETS    INVESTMENT       EXPENSE RATIO**       TOTAL RETURN***
                            (000)   (LOWEST TO HIGHEST)     (000)      INCOME RATIO*   (LOWEST TO HIGHEST)   (LOWEST TO HIGHEST)
                            -----   -------------------   ----------   -------------   -------------------   --------------------
SEI VP SMALL CAP GROWTH
  FUND DIVISION...........    226       5.06 to  7.60        1,161          0.00%       0.00% to 0.90%       (28.57)% to (27.93)%
SEI VP INTERNATIONAL
  EQUITY FUND DIVISION....    441       4.77 to  8.00        2,142          0.46%       0.00% to 0.90%       (18.88)% to (18.15)%
SEI VP EMERGING MARKETS
  EQUITY FUND DIVISION....    219       4.85 to  8.20        1,086          0.00%       0.00% to 0.90%        (9.84)% to (9.03)%
SEI VP CORE FIXED INCOME
  FUND DIVISION...........    359      10.74 to 12.82        4,531          3.99%       0.00% to 0.90%         9.20% to 10.07%
SEI VP HIGH YIELD BOND
  FUND DIVISION...........    113      10.17 to 10.78        1,194          7.56%       0.00% to 0.90%          4.59% to 5.47%
SEI VP INTERNATIONAL FIXED
  INCOME FUND DIVISION....    105      11.03 to 11.38        1,157          6.81%       0.00% to 0.90%         18.68% to 19.64%
SEI VP EMERGING MARKETS
  DEBT FUND DIVISION......     18      10.35 to 13.23          237          9.30%       0.00% to 0.90%          9.00% to 9.93%
JANUS MID CAP PORTFOLIO
  FUND DIVISION...........    790       3.26 to  8.19        2,599          0.00%       0.00% to 0.90%       (29.63)% to (28.99)%
T. ROWE PRICE SMALL CAP
  GROWTH PORTFOLIO FUND
  DIVISION................    310       5.78 to  7.77        1,810          0.00%       0.00% to 0.90%       (27.34)% to (26.68)%
T. ROWE PRICE LARGE CAP
  GROWTH PORTFOLIO FUND
  DIVISION................    516       6.43 to  8.27        3,355          0.28%       0.00% to 0.90%       (23.93)% to (23.24)%
NEUBERGER BERMAN MID CAP
  VALUE PORTFOLIO FUND
  DIVISION................     23       8.54 to  8.59          193          0.00%       0.00% to 0.90%       (10.44)% to (9.63)%
PUTNAM INTERNATIONAL STOCK
  PORTFOLIO FUND
  DIVISION................    111       8.10 to  8.24          908          0.00%       0.00% to 0.90%       (18.23)% to (17.49)%
MORGAN STANLEY EAFE INDEX
  PORTFOLIO FUND
  DIVISION................      1                8.09            8          0.00%       0.00% to 0.90%             (16.63)%
METLIFE STOCK INDEX
  PORTFOLIO FUND
  DIVISION................     17                8.19          139          0.00%       0.00% to 0.90%             (22.33)%
METLIFE MID CAP STOCK
  INDEX PORTFOLIO FUND
  DIVISION................      1                8.09           10          0.00%       0.00% to 0.90%             (14.91)%
STATE STREET RESEARCH
  LARGE-CAP VALUE
  PORTFOLIO FUND
  DIVISION................      1                7.81            7          0.38%       0.00% to 0.90%               N/A
STATE STREET RESEARCH
  DIVERSIFIED PORTFOLIO
  FUND DIVISION...........      0                9.04            1          0.00%       0.00% to 0.90%             (13.93)%
LEHMAN BROTHERS AGGREGATE
  BOND INDEX PORTFOLIO
  FUND DIVISION...........      3               10.80           29          0.00%       0.00% to 0.90%              10.23%
STATE STREET RESEARCH
  AURORA PORTFOLIO FUND
  DIVISION................      1                7.30            6          0.00%       0.00% to 0.90%             (21.32)%
JANUS GROWTH PORTFOLIO
  FUND DIVISION...........     69       5.35 to  7.67          375          0.00%       0.00% to 0.90%       (31.18)% to (30.56)%
RUSSELL 2000 INDEX
  PORTFOLIO FUND
  DIVISION................     27       7.53 to  7.83          204          0.00%       0.00% to 0.90%       (21.18)% to (20.46)%
HARRIS OAKMARK LARGE CAP
  VALUE PORTFOLIO FUND
  DIVISION................    210       8.19 to  8.38        1,755          0.32%       0.00% to 0.90%       (14.93)% to (14.16)%
ALGER EQUITY GROWTH SERIES
  FUND DIVISION...........    263       4.73 to  7.51        1,256          0.00%       0.00% to 0.90%       (33.77)% to (33.17)%
HARRIS OAKMARK FOCUSED
  VALUE SERIES FUND
  DIVISION................    342       8.74 to 10.36        3,523          0.16%       0.00% to 0.90%        (9.65)% to (8.84)%
DAVIS VENTURE VALUE SERIES
  FUND DIVISION...........     52       8.50 to  8.57          441          0.01%       0.00% to 0.90%       (17.12)% to (16.37)%
STATE STREET RESEARCH
  MONEY MARKET SERIES FUND
  DIVISION................     14               10.08          140         33.69%       0.00% to 0.90%              1.41%
STATE STREET RESEARCH BOND
  INCOME SERIES FUND
  DIVISION................    126      10.59 to 10.65        1,340          0.00%       0.00% to 0.90%          7.48% to 8.45%

                                    AS OF DECEMBER 31, 2002                       FOR THE YEAR ENDED DECEMBER 31, 2002
                            ----------------------------------------   ----------------------------------------------------------
                            UNITS     UNIT FAIR VALUE     NET ASSETS    INVESTMENT       EXPENSE RATIO**       TOTAL RETURN***
                            (000)   (LOWEST TO HIGHEST)     (000)      INCOME RATIO*   (LOWEST TO HIGHEST)   (LOWEST TO HIGHEST)
                            -----   -------------------   ----------   -------------   -------------------   --------------------
PIMCO INNOVATION PORTFOLIO
  FUND DIVISION...........     18       3.74 to  6.24           70          0.00%       0.00% to 0.90%       (51.01)% to (50.57)%
PIMCO TOTAL RETURN
  PORTFOLIO FUND
  DIVISION................    208      10.65 to 10.72        2,226          0.00%       0.00% to 0.90%          8.59% to 9.57%
MFS MID CAP GROWTH
  PORTFOLIO FUND
  DIVISION................      3       6.91 to  7.30           24          0.00%       0.00% to 0.90%       (44.50)% to (44.00)%
MET/AIM SMALL CAP GROWTH
  PORTFOLIO FUND
  DIVISION................    131       7.60 to  7.88        1,004          0.00%       0.00% to 0.90%       (27.90)% to (27.25)%
MET/AIM MID CAP CORE
  EQUITY PORTFOLIO FUND
  DIVISION................     11       8.49 to  8.60           98          0.09%       0.00% to 0.90%       (11.40)% to (10.60)%
STATE STREET RESEARCH
  CONCENTRATED
  INTERNATIONAL PORTFOLIO
  FUND DIVISION...........      8       8.34 to  8.50           67          0.21%       0.00% to 0.90%       (18.60)% to (17.87)%
GROWTH FUND DIVISION......    155       8.05 to  8.12        1,246          0.08%       0.00% to 0.90%       (25.13)% to (24.45)%
GROWTH-INCOME FUND
  DIVISION................    156       8.16 to  8.26        1,282          2.61%       0.00% to 0.90%       (19.07)% to (18.34)%
GLOBAL SMALL
  CAPITALIZATION FUND
  DIVISION................     28       7.67 to  7.82          212          0.25%       0.00% to 0.90%       (19.78)% to (19.05)%

---------------

  * These amounts represent the dividends, excluding distributions of capital gains, received by the divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the divisions invest.

 ** These ratios represent the annualized contract expenses of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                              FINANCIAL HIGHLIGHTS

     General American Separate Account Eleven sells a number of variable life insurance products, both of which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

     The following table was developed by determining which products offered by General American Separate Account Eleven have the lowest and highest total return. Only product designs within each Fund Division that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by General American as contract owners may not have selected all available and applicable contract options as discussed in Note 3.

                                    AS OF DECEMBER 31, 2001                       FOR THE YEAR ENDED DECEMBER 31, 2001
                            ----------------------------------------   ----------------------------------------------------------
                            UNITS     UNIT FAIR VALUE     NET ASSETS    INVESTMENT       EXPENSE RATIO**       TOTAL RETURN***
                            (000)   (LOWEST TO HIGHEST)     (000)      INCOME RATIO*   (LOWEST TO HIGHEST)   (LOWEST TO HIGHEST)
                            -----   -------------------   ----------   -------------   -------------------   --------------------
S & P 500 INDEX FUND
  DIVISION................  4,073     $ 9.21 to 42.99      $74,011          0.00%       0.00% to 0.90%       (12.80)% to (12.00)%
MONEY MARKET FUND
  DIVISION................  3,426      11.57 to 19.94       40,994          0.00%       0.00% to 0.90%          3.12% to 4.05%
BOND INDEX FUND
  DIVISION................    558      11.83 to 26.27        9,178          0.00%       0.00% to 0.90%          7.42% to 8.39%
MANAGED EQUITY FUND
  DIVISION................    302      11.01 to 37.07        7,793          0.00%       0.00% to 0.90%          0.92% to 1.89%
ASSET ALLOCATION FUND
  DIVISION................    577      11.09 to 38.92       12,411          0.00%       0.00% to 0.90%        (7.40)% to (6.57)%
INTERNATIONAL INDEX FUND
  DIVISION................    390       8.16 to 15.85        8,258          0.00%       0.00% to 0.90%       (21.69)% to (26.98)%
MID-CAP EQUITY FUND
  DIVISION................    446       8.06 to 14.82        5,538          0.00%       0.00% to 0.90%       (26.95)% to (26.28)%
SMALL-CAP EQUITY FUND
  DIVISION................    346      12.26 to 13.82        4,696          0.00%       0.00% to 0.90%         16.12% to 17.15%
VIP EQUITY-INCOME
  PORTFOLIO FUND
  DIVISION................  1,177      10.19 to 26.55       24,164          1.68%       0.00% to 0.90%        (5.81)% to (4.96)%
VIP GROWTH PORTFOLIO FUND
  DIVISION................  2,470       8.85 to 29.28       49,500          0.08%       0.00% to 0.90%       (18.39)% to (17.65)%
VIP OVERSEAS PORTFOLIO
  FUND DIVISION...........    830       7.96 to 17.15       11,330          5.56%       0.00% to 0.90%       (21.87)% to (21.17)%
VIP II ASSET MANAGER
  PORTFOLIO FUND
  DIVISION................    236      10.02 to 16.64        3,201          3.89%       0.00% to 0.90%        (4.95)% to (4.09)%
VIP HIGH INCOME PORTFOLIO
  FUND DIVISION...........    684        7.08 to 9.84        6,101         12.00%       0.00% to 0.90%       (12.52)% to (11.73)%
VIP MID CAP PORTFOLIO FUND
  DIVISION................    198      11.07 to 11.17        2,191          0.00%       0.00% to 0.90%        (4.08)% to (3.21)%
WORLDWIDE HARD ASSETS FUND
  DIVISION................     36       9.12 to 12.16          347          1.08%       0.00% to 0.90%       (11.25)% to (10.45)%
WORLDWIDE EMERGING MARKETS
  FUND DIVISION...........     83       8.91 to 13.78          816          0.00%       0.00% to 0.90%        (2.69)% to (1.81)%
MULTI-STYLE EQUITY FUND
  DIVISION................    606       9.41 to 14.23        7,720          0.46%       0.00% to 0.90%       (14.98)% to (14.64)%
CORE BOND FUND DIVISION...    244      11.71 to 13.51        3,204          5.82%       0.00% to 0.90%          6.45% to 6.87%
AGGRESSIVE EQUITY FUND
  DIVISION................    240       9.09 to 13.69        2,989          0.10%       0.00% to 0.90%        (3.24)% to (2.85)%
NON-US FUND DIVISION......    243       8.62 to 10.05        2,413          0.56%       0.00% to 0.90%       (22.73)% to (22.42)%

---------------

  * These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the Divisions invest.

 ** These ratios represent the annualized contract expenses of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                    AS OF DECEMBER 31, 2001                       FOR THE YEAR ENDED DECEMBER 31, 2001
                            ----------------------------------------   ----------------------------------------------------------
                            UNITS     UNIT FAIR VALUE     NET ASSETS    INVESTMENT       EXPENSE RATIO**       TOTAL RETURN***
                            (000)   (LOWEST TO HIGHEST)     (000)      INCOME RATIO*   (LOWEST TO HIGHEST)   (LOWEST TO HIGHEST)
                            -----   -------------------   ----------   -------------   -------------------   --------------------
VP INCOME & GROWTH FUND
  DIVISION................    336       8.94 to 11.37        3,458          0.92%       0.00% to 0.90%        (9.17)% to (8.35)%
VP INTERNATIONAL FUND
  DIVISION................    386       8.91 to 10.10        3,773          0.09%       0.00% to 0.90%       (29.81)% to (29.17)%
VP VALUE FUND DIVISION....    136      11.95 to 14.12        1,825          1.07%       0.00% to 0.90%         11.82% to 12.82%
BOND PORTFOLIO FUND
  DIVISION................     94      11.42 to 12.00        1,097          5.72%       0.00% to 0.90%          5.97% to 6.93%
SMALL COMPANY PORTFOLIO
  FUND DIVISION...........    242      11.47 to 13.51        3,129          0.04%       0.00% to 0.90%        (8.85)% to (8.03)%
SEI VP LARGE CAP VALUE
  FUND DIVISION...........    608      10.63 to 10.48        6,400          1.29%       0.00% to 0.90%        (3.46)% to (2.92)%
SEI VP LARGE CAP GROWTH
  FUND DIVISION...........    632        5.17 to 5.51        3,323          0.00%       0.00% to 0.90%       (27.80)% to (27.14)%
SEI VP SMALL CAP VALUE
  FUND DIVISION...........    190      13.43 to 13.85        2,606          0.51%       0.00% to 0.90%         13.86% to 14.89%
SEI VP SMALL CAP GROWTH
  FUND DIVISION...........    229        7.07 to 7.50        1,641          0.00%       0.00% to 0.90%       (22.62)% to (21.91)%
SEI VP INTERNATIONAL
  EQUITY FUND DIVISION....    437        5.88 to 6.24        2,642          0.14%       0.00% to 0.90%       (24.73)% to (24.06)%
SEI VP EMERGING MARKETS
  EQUITY FUND DIVISION....    208        5.36 to 6.07        1,170          0.00%       0.00% to 0.90%       (11.89)% to (11.08)%
SEI VP CORE FIXED INCOME
  FUND DIVISION...........    825      11.49 to 11.63        9,524          0.00%       0.00% to 0.90%          6.73% to 7.57%
SEI VP HIGH YIELD BOND
  FUND DIVISION...........    114      10.05 to 10.22        1,152          9.26%       0.00% to 0.90%          3.07% to 4.00%
SEI VP INTERNATIONAL FIXED
  INCOME FUND DIVISION....     92        9.28 to 9.59          859          0.78%       0.00% to 0.90%        (6.16)% to (5.32)%
SEI VP EMERGING MARKETS
  DEBT FUND DIVISION......     24      11.89 to 12.04          284         10.27%       0.00% to 0.90%         11.56% to 12.56%
JANUS MID CAP PORTFOLIO
  FUND DIVISION...........    848        4.63 to 4.70        3,944          0.00%       0.00% to 0.90%       (37.90)% to (37.32)%
T. ROWE PRICE LARGE CAP
  GROWTH PORTFOLIO FUND
  DIVISION................    258        8.45 to 8.58        2,197          0.01%       0.00% to 0.90%       (10.70)% to (9.90)%
T. ROWE PRICE SMALL CAP
  GROWTH PORTFOLIO FUND
  DIVISION................    160        7.96 to 8.08        1,280          0.00%       0.00% to 0.90%        (9.86)% to (9.03)%
ALGER EQUITY GROWTH SERIES
  FUND DIVISION...........    116        7.14 to 7.24          833          0.21%       0.00% to 0.90%       (12.79)% to (12.02)%
JANUS GROWTH PORTFOLIO
  FUND DIVISION...........      9        7.78 to 7.77           70          0.00%       0.00% to 0.90%         10.67% to 10.92%
HARRIS OAKMARK FOCUSED
  VALUE SERIES FUND
  DIVISION................    114      11.30 to 11.37        1,301          0.00%       0.00% to 0.90%         26.66% to 27.78%
PIMCO INNOVATION PORTFOLIO
  FUND DIVISION...........      2        7.63 to 7.68           15          0.00%       0.00% to 0.90%         46.35% to 46.68%

---------------

  * These amounts represent the dividends, excluding distributions of capital gains, received by the divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the divisions invest.

 ** These ratios represent the annualized contract expenses of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                    GENERAL AMERICAN LIFE INSURANCE COMPANY
                               700 MARKET STREET
                              ST. LOUIS, MO 63101

                                    RECEIPT

This is to acknowledge receipt of an American Vision Series VUL 2002 Prospectus dated May 1, 2003. This Variable Life Insurance Policy is offered by General American Life Insurance Company.

-----------------------------------------------------       -----------------------------------------------------
                       (Date)                                               (Client's Signature)

                        AMERICAN VISION SERIES VUL 2002

                                FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
               ISSUED BY GENERAL AMERICAN LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION
                                    (PART B)

                                  MAY 1, 2003

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 2003 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to General American Distributors, Inc. ("General American Distributors"), 700 Market Street, St. Louis, Missouri 63101.

                                      SAI-1

                               TABLE OF CONTENTS


                                                               PAGE
                                                              -------
GENERAL INFORMATION AND HISTORY.............................    SAI-3
  The Company...............................................    SAI-3
  The Separate Account......................................    SAI-3
DISTRIBUTION OF THE POLICIES................................    SAI-3
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE
  POLICIES..................................................    SAI-4
  Dollar Cost Averaging.....................................    SAI-4
  Portfolio Rebalancing.....................................    SAI-5
  Payment of Proceeds.......................................    SAI-5
  Payment Options...........................................    SAI-6
ADDITIONAL INFORMATION ABOUT CHARGES........................    SAI-6
  Group or Sponsored Arrangements...........................    SAI-6
LOANS.......................................................    SAI-7
POTENTIAL CONFLICTS OF INTEREST.............................    SAI-7
LIMITS TO GENERAL AMERICAN'S RIGHT TO CHALLENGE THE
  POLICY....................................................    SAI-7
MISSTATEMENT OF AGE OR SEX..................................    SAI-7
REPORTS.....................................................    SAI-7
PERSONALIZED ILLUSTRATIONS..................................    SAI-8
ADVERTISING PRACTICES.......................................    SAI-8
PERFORMANCE DATA............................................    SAI-9
INVESTMENT ADVICE...........................................    SAI-9
LEGAL MATTERS...............................................   SAI-10
REGISTRATION STATEMENT......................................   SAI-10
EXPERTS.....................................................   SAI-10
FINANCIAL STATEMENTS........................................      F-1


                                      SAI-2

                        GENERAL INFORMATION AND HISTORY

THE COMPANY

     General American was originally incorporated as a stock company in 1933. In 1936, General American initiated a program to convert to a mutual life insurance company. In 1997, General American's policyholders approved a reorganization of the Company into a mutual holding company structure under which General American became a stock company wholly owned by GenAmerica Corporation, an intermediate stock holding company. On January 6, 2000 Metropolitan Life Insurance Company of New York ("MetLife") acquired GenAmerica Corporation, which became GenAmerica Financial Corporation. As a result of that transaction, General American became an indirect, wholly-owned subsidiary of MetLife.

THE SEPARATE ACCOUNT

     We established the Separate Account as a separate investment account on January 24, 1985 under Missouri law. The Separate Account is the funding vehicle for the Policies, and other General American variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Separate Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Separate Account's management or investments. However, the Missouri Insurance Commissioner regulates General American and the Separate Account, which are also subject to the insurance laws and regulations where the Policies are sold.

                          DISTRIBUTION OF THE POLICIES

     The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for General American, are also registered representatives of broker-dealers who have entered into written sales agreements with General American Distributors, Inc. ("General American Distributors"), 700 Market Street, St. Louis, Missouri, 63101. General American Distributors, a Missouri corporation organized in 2000 and a wholly-owned subsidiary of GenAmerica Financial Corporation, serves as the principal underwriter for the Policies under a Distribution Agreement with General American. General American Distributors is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. More information about General American Distributors is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

     Under our Distribution Agreement with General American Distributors, we pay sales commissions for sale of the Policies and the following sales expenses: general agent and agency manager's compensation, agents' training allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies. General American Distributors offers the Policies through sales representatives of an affiliated broker-dealer and through unaffiliated broker-dealers. General American Distributors compensates unaffiliated broker-dealers with whom it enters into selling agreements in the amounts disclosed in the prospectus. Sales representatives must be licensed as insurance agents and appointed by us.

                                      SAI-3

     General American Distributors received sales compensation with respect to the Separate Account in the following amounts during the periods indicated:


                                                                               AGGREGATE AMOUNT OF
                                                                             COMMISSIONS RETAINED BY
                                                                                GENERAL AMERICAN
                                                                               DISTRIBUTORS AFTER
                                                 AGGREGATE AMOUNT OF             PAYMENTS TO ITS
                                             COMMISSIONS PAID TO GENERAL     REGISTERED PERSONS AND
               FISCAL YEAR                      AMERICAN DISTRIBUTORS         OTHER BROKER DEALERS
               -----------                  ------------------------------   -----------------------
2002......................................             $402,204                      $7,886
2001......................................                  N/A                         N/A
2000......................................                  N/A                         N/A


     As principal underwriter for the Policies, General American Distributors may receive a fee of up to 2% of premium for distribution of the Policies.

     Registered representatives of an affiliated broker-dealer who are also agents of General American are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that General American offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.


     We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policy Owners or the Separate Account.


     We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

     The American Funds Growth Fund, the American Funds Growth-Income Fund, and the American Funds Global Small Capitalization Fund have adopted, in connection with their Class 2 shares, and the State Street Research Diversified Portfolio has adopted, in connection with its Class E Shares, a Distribution Plan under which they pay an affiliate of General American for its costs in distributing these shares. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets. The 12b-1 fees are in consideration of distribution services provided and expenses incurred in the performance of the affiliate's obligations under agreements with the American Funds Growth Fund, the American Funds Growth-Income Fund and the American Funds Global Small Capitalization Fund, and with the State Street Research Diversified Portfolio. Under these agreements, these Funds pay an affiliate of General American for its distribution-related services and expenses at an annual rate of 0.25% (0.15% in the case of the State Street Research Diversified Portfolio) of assets attributable to the Policies and certain other variable insurance products that we and our affiliates may issue.

           ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

DOLLAR COST AVERAGING

     You may select an automated transfer privilege called dollar cost averaging, under which the same dollar amount is transferred from the State Street Research Money Market Division to other selected Divisions on a monthly basis. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower than average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.

                                      SAI-4

     Under this feature, you may request that a certain amount of your cash value be transferred on each monthly anniversary from the State Street Research Money Market Division to one or more of the other Divisions. You must transfer a minimum of $100 under this feature, and each selected Division must receive at least 1% of the total amount of each monthly transfer. Fractional percentages may not be used. If we exercise our right to limit the number of transfers in the future, or to impose a charge for transfers in excess of 12 per Policy year, transfers made under the dollar cost averaging program will not count against the total number of transfers allowed in a Policy year nor be subject to any charge. You can select a dollar cost averaging program when you apply for the Policy or at a later date by contacting our Administrative Office. You may not participate in the dollar cost averaging program while you are participating in the portfolio rebalancing program. (See "Portfolio Rebalancing" below). You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop. There is no extra charge for this feature. We reserve the right to suspend dollar cost averaging at any time.


PORTFOLIO REBALANCING

     You can select a portfolio rebalancing program for your cash value. Cash value allocated to the Divisions can be expected to increase or decrease at different rates. A portfolio rebalancing program automatically reallocates your cash value among the Divisions and the General Account periodically to return the allocation to the allocation percentages you specify. Portfolio rebalancing is intended to transfer cash value from those accounts that have increased in value to those that have declined, or not increased as much, in value. Portfolio rebalancing does not guarantee profits, nor does it assure that you will not have losses.

     There are two methods of rebalancing available--periodic and variance.

     PERIODIC REBALANCING. Under this option you elect a frequency (monthly, quarterly, semi-annually or annually), measured from the Policy anniversary. On each date elected, we will rebalance the accounts by generating transfers to reallocate the cash value according to the investment percentages elected. You can exclude specific accounts from being rebalanced.

     VARIANCE REBALANCING. Under this option you elect a specific allocation percentage for the General Account and each Division of the Separate Account. For each such account, the allocation percentage (if not zero) must be a whole percentage. You also elect a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude specific accounts from being rebalanced. On each monthly anniversary we will review the current account balances to determine whether any balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage for that fund. If any account is outside of the variance range, we will generate transfers to rebalance all of the specified accounts back to the predetermined percentages.

     If we exercise our right to limit the number of transfers in the future, or to impose a charge for transfers in excess of 12 per policy year, transfers resulting from portfolio rebalancing will not count against the total number of transfers allowed in a Policy year, nor be subject to any charge.

     You may elect either form of portfolio rebalancing by specifying it on the Policy application, or may elect it later for an in-force Policy, or may cancel it, by submitting a change form acceptable to us under our administrative rules.

     Only one form of portfolio rebalancing may be elected at any one time, and portfolio rebalancing may not be used in conjunction with dollar cost averaging. (See "Dollar Cost Averaging".) We reserve the right to suspend portfolio rebalancing at any time. There is no charge for this feature.

PAYMENT OF PROCEEDS

     We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a Pre-Authorized Checking premium transaction, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

     Normally we promptly make payments of cash value, or of any loan value available, from cash value in the General Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

                                      SAI-5

PAYMENT OPTIONS

     We pay the Policy's death benefit and cash surrender value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or our Administrative Office for the procedure to follow. (See "Receipt of Communications and Payments at General American's Administrative Office".) The payment options available are fixed benefit options only and are not affected by the investment experience of the Separate Account. Once payments under an option begin, withdrawal rights may be restricted.

     The following payment options are available:

     (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3.0% a year, compounded yearly. Additional interest that we pay for any year is added to the monthly payments for that year.

     (ii) LIFE INCOME. We pay proceeds in equal monthly installments (i) for the longer of the life of the payee or 10 years, (ii) for the longer of the life of the payee or 15 years, or (iii) for the longer of the life of the payee or 20 years.

     (iii) LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any remaining proceeds in one sum.

     (iv) INTEREST. We hold proceeds and pay interest of at least 3.0% a year monthly or add it to the principal annually. Withdrawals of at least $500 may be made at any time by written request.

     (v) LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, but for at least 10 years, or (ii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

     (vi) SPECIFIED AMOUNT OF INCOME. We make monthly payments of a chosen amount until the entire proceeds, with interest, are paid.

     You need our consent to use an option if the installment payments would be less than $50.

                      ADDITIONAL INFORMATION ABOUT CHARGES

GROUP OR SPONSORED ARRANGEMENTS

     We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are non-tax qualified deferred compensation plans. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

     We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. Consult your registered representative for any variations that may be available and appropriate for your case.

     We may also waive, reduce or vary charges on policies sold to individuals in situations where we can expect economies resulting from a significantly higher amount of initial or projected premium payments, or in those circumstances where a reasonable expectation of a reduction in expenses is warranted.

     The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do

                                      SAI-6
not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                                     LOANS

     You may borrow all or part of the Policy's loan value. The Policy's loan value equals:

     (i) the Policy's cash value; minus

     (ii) the Policy's Surrender Charge; minus

     (iii) the amount of the most recent Monthly Deduction, times the number of Policy months to the earlier of the next Planned Premium due date and the next Policy anniversary; plus

     (iv) interest on the amount determined in (iii) at an annual rate of 3% to the next Policy anniversary; minus

     (v) loan interest to the next Policy anniversary; minus

     (vi) any outstanding Policy loans.




                        POTENTIAL CONFLICTS OF INTEREST

     The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Divisions from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Separate Account that we may be unable to remedy.

           LIMITS TO GENERAL AMERICAN'S RIGHT TO CHALLENGE THE POLICY

     Generally, we can challenge the validity of your Policy or a rider during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years during the insured's lifetime from receipt of the premium payment. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application. We can challenge an increase in face amount, with regard to material misstatements concerning such increase, for two years during the insured's lifetime from its effective date.

                           MISSTATEMENT OF AGE OR SEX

     If the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.

                                    REPORTS

     We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.

     You will be sent periodic reports containing the financial statements of the Eligible Funds.

                                      SAI-7

                           PERSONALIZED ILLUSTRATIONS



     We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or insured's characteristics. The illustrations are intended to show how the death benefit, cash surrender value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, underwriting class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.



     The illustrated death benefit, cash surrender value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid on other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.



     Illustrations may also show the internal rate of return on the cash surrender value and the death benefit. The internal rate of return on the cash surrender value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the cash surrender value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. Illustrations may also show values based on the historical performance of the Divisions of the Separate Account.


                             ADVERTISING PRACTICES

     Professional organizations may endorse the Policies. We may use such endorsements in Policy sales material. We may pay the professional organization for the use of its customer or mailing lists to distribute Policy promotional materials. An endorsement by a third party does not predict the future performance of the Policies.


     Articles discussing the Separate Account's investment performance, rankings and other characteristics may appear in publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Separate Account. We may use references to, or reprints of such articles or rankings as sales material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience. We may also use "unit values" to provide information about the Separate Account's investment performance in marketing materials and historical illustrations.


     Publications may use articles and releases, developed by General American, the Eligible Funds and other parties, about the Separate Account or the Eligible Funds. We may use references to or reprints of such articles in sales material for the Policies or the Separate Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style, and include excerpts from media articles.

     We are a member of the Insurance Marketplace Standards Association ("IMSA"), and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

     Policy sales material may refer to historical, current and prospective economic trends. In addition, sales material may discuss topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement

                                      SAI-8
planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                                PERFORMANCE DATA

     We may provide information concerning the historical investment experience of the Divisions, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Eligible Funds. These net rates of return represent past performance and are not an indication of future performance. Insurance, sales, premium tax, asset (mortality and expense risk) and administration and issue expense charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Eligible Funds. The net rates of return show performance from the inception of the Eligible Funds, which in some instances, may precede the inception date the corresponding Division.


                               INVESTMENT ADVICE



     The Separate Account invests in the Portfolios of the Metropolitan Series Fund, Inc. ("Met Series Fund"), the Met Investors Series Trust, and other unaffiliated open-end management investment companies that serve as investment vehicles for variable life and variable annuity separate accounts. MetLife Advisers, LLC ("MetLife Advisers") and Met Investors Advisory LLC ("Met Investors Advisory"), as the advisers to the Met Series Fund and the Met Investors Series Trust, respectively, may, from time to time, replace the sub-adviser of a Portfolio with a new sub-adviser. A number of sub-adviser changes have been made with respect to the Portfolios in which the Variable Account invests.



     MetLife Advisers (formerly known as New England Investment Management, Inc. which was formerly known as TNE Advisers, Inc.) became the investment adviser to the Portfolios of the Met Series Fund on May 1, 2001. Prior to May 1, 2001, Metropolitan Life Insurance Company was the investment adviser for all Portfolios of the Met Series Fund.



     MetLife Advisers was also the investment adviser to each of the Series of the New England Zenith Fund ("Zenith Fund") until May 1, 2003, the date on which each Series became a Portfolio of the Met Series Fund. MetLife Advisers had been the adviser to all Series of the Zenith Fund since 1994, with the exception of certain Series, including the Back Bay Advisors Money Market Series (currently, the State Street Research Money Market Portfolio), the Back Bay Advisors Bond Income Series (currently, the State Street Research Bond Income Portfolio) and the Westpeak Value Growth Series (currently, the FI Structured Equity Portfolio), of which MetLife Advisers became the adviser on May 1, 1995.



     Met Investors Advisory (formerly known as Met Investors Advisory Corp. which was formerly known as Security First Investment Management) became the investment adviser for the Portfolios of the Met Investors Series Trust on February 12, 2001.



     The following is the sub-adviser history of the Met Series Fund Portfolios that, prior to May 1, 2003, were Series of the Zenith Fund:



          The sub-adviser to the State Street Research Money Market Portfolio (formerly, the Back Bay Advisors Money Market Series) and the State Street Research Bond Income Portfolio (formerly, the Back Bay Advisors Bond Income Series) was Back Bay Advisors, L.P. until July 1, 2001, when State Street Research & Management Company became the sub-adviser. The sub-adviser to the Harris Oakmark Focused Value Portfolio (formerly, the Harris Oakmark Mid Cap Value Series which was formerly the Goldman Sachs Midcap Value Series which was formerly the Loomis Sayles Avanti Growth Series) was Loomis, Sayles and Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser; Harris Associates L.P. became the sub-adviser on May 1, 2000.


                                      SAI-9

     The following is the sub-adviser history of the remaining Met Series Fund
Portfolios:



          Metropolitan Life Insurance Company became the sub-adviser to the Lehman Brothers(R) Aggregate Bond Index Portfolio, the MetLife Stock Index Portfolio, the MetLife Mid Cap Stock Index Portfolio, the Morgan Stanley EAFE(R) Index Portfolio and the Russell 2000(R) Index Portfolio on May 1, 2001. On April 28, 2003, the Janus Growth Portfolio, formerly a Portfolio of the Met Series Fund, merged with and into the Janus Aggressive Growth Portfolio of the Met Investors Series Trust.



     The following is the sub-adviser history of the Met Investors Series Trust:



          The sub-adviser to the T. Rowe Price Mid-Cap Growth Portfolio (formerly the MFS Mid Cap Growth Portfolio) was Massachusetts Financial Services Company until T. Rowe Price Associates, Inc. became the sub-adviser effective January 1, 2003. The sub-adviser to the Harris Oakmark International Portfolio (formerly, State Street Research Concentrated International Portfolio) was State Street Research & Management Company until Harris Associates L.P. became the sub-adviser effective January 1, 2003.


                                 LEGAL MATTERS


     Legal matters in connection with the Policies have been passed on by Anne
M. Goggin, Chief Counsel--Individual Business, of MetLife. Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided legal advice on certain matters relating to the Federal securities laws.


                             REGISTRATION STATEMENT

     This Statement of Additional Information and the prospectus omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    EXPERTS


     The consolidated financial statements of General American and Subsidiaries included in this Statement of Additional Information and the related financial statement schedules included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and elsewhere in the registration statement (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in method of accounting for goodwill and other intangible assets to conform to Statement of Financial Accounting Standards No.
142), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP, 201 E. Kennedy Boulevard, Tampa, Florida 33602, serves as independent public accountants for the Separate Account and General American.



                              FINANCIAL STATEMENTS



     General American's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.


                                      SAI-10

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2002, 2001 AND 2000
                                      AND
                          INDEPENDENT AUDITORS' REPORT

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholder of
General American Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and Subsidiaries ("General American" or the "Company") as of December 31, 2002 and 2001, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2002. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of General American as of December 31, 2002 and 2001, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1 to the consolidated financial statements, as of January 1, 2002, the Company changed its method of accounting for goodwill and other intangible assets to conform to Statement of Financial Accounting Standards No. 142.

DELOITTE & TOUCHE LLP
Certified Public Accountants
Tampa, Florida
March 13, 2003

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2002 AND 2001

                                                                2002        2001
                                                              ---------   ---------
                                                              (DOLLARS IN MILLIONS,
                                                              EXCEPT SHARE AND PER
                                                                   SHARE DATA)
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value
     (amortized cost: $8,968 and $9,140, respectively)......   $ 9,440     $ 9,299
  Equity securities, at fair value (cost: $121 and $101,
     respectively)..........................................       121         110
  Mortgage loans on real estate.............................       852       1,334
  Policy loans..............................................     2,488       2,452
  Real estate and real estate joint ventures
     held-for-investment....................................        66          78
  Real estate held-for-sale.................................        25          37
  Other limited partnership interests.......................        53          50
  Short-term investments....................................       108         164
  Other invested assets.....................................     2,090       1,202
                                                               -------     -------
          Total investments.................................    15,243      14,726
Cash and cash equivalents...................................       398         535
Accrued investment income...................................       140         172
Premiums and other receivables..............................     1,830       1,691
Deferred policy acquisition costs and value of business
  acquired..................................................     1,775       1,864
Other assets................................................       442         490
Separate account assets.....................................     3,090       6,716
                                                               -------     -------
          Total assets......................................   $22,918     $26,194
                                                               =======     =======
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Future policy benefits....................................   $ 6,937     $ 6,380
  Policyholder account balances.............................     6,889       7,972
  Other policyholder funds..................................     1,185         984
  Policyholder dividends payable............................       125         123
  Short-term debt...........................................        19           9
  Long-term debt............................................       431         425
  Current income taxes payable..............................        77          57
  Deferred income taxes payable.............................       289         103
  Payables under securities loaned transactions.............       679          --
  Other liabilities.........................................     1,059       1,343
  Separate account liabilities..............................     3,090       6,716
                                                               -------     -------
          Total liabilities.................................    20,780      24,112
                                                               -------     -------
Commitments and Contingencies (Note 9)
Company-obligated mandatorily redeemable securities of
  subsidiary trusts.........................................       158         158
                                                               -------     -------
Stockholder's Equity:
  Common stock, par value $1.00 per share; 5,000,000 shares
     authorized; 3,000,000 shares issued and outstanding at
     December 31, 2002 and 2001.............................         3           3
  Additional paid-in capital................................     1,594       1,707
  Retained earnings.........................................       207         140
  Accumulated other comprehensive income....................       176          74
                                                               -------     -------
          Total stockholder's equity........................     1,980       1,924
                                                               -------     -------
          Total liabilities and stockholder's equity........   $22,918     $26,194
                                                               =======     =======

          See accompanying Notes to Consolidated Financial Statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                                               2002     2001     2000
                                                              ------   ------   ------
                                                               (DOLLARS IN MILLIONS)
REVENUES
Premiums....................................................  $2,417   $2,090   $1,950
Universal life and investment-type product policy fees......     298      261      270
Net investment income.......................................   1,075    1,111    1,110
Other revenues..............................................     116      112      215
Net investment gains (net of amounts allocable to other
  accounts of $19, $(15) and $28, respectively..............      17       12       50
                                                              ------   ------   ------
          Total revenues....................................   3,923    3,586    3,595
                                                              ------   ------   ------
EXPENSES
Policyholder benefits and claims............................   2,063    1,914    1,739
Interest credited to policyholder account balances..........     471      422      393
Policyholder dividends......................................     209      195      209
Other expenses (excludes amounts directly related to net
  investment gains of $19, $(15) and $28, respectively).....     950      958    1,081
                                                              ------   ------   ------
          Total expenses....................................   3,693    3,489    3,422
                                                              ------   ------   ------
Income from continuing operations before provision for
  income taxes..............................................     230       97      173
Provision for income taxes..................................      75       60       61
                                                              ------   ------   ------
Income from continuing operations...........................     155       37      112
Loss from discontinued operations, net of income taxes......      (5)      --       --
                                                              ------   ------   ------
Net income..................................................  $  150   $   37   $  112
                                                              ======   ======   ======

          See accompanying Notes to Consolidated Financial Statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                                                                      ACCUMULATED OTHER
                                                                                     COMPREHENSIVE INCOME
                                                                                   ------------------------
                                                                                      NET         FOREIGN
                                                           ADDITIONAL              UNREALIZED    CURRENCY
                                                  COMMON    PAID-IN     RETAINED   INVESTMENT   TRANSLATION
                                                  STOCK     CAPITAL     EARNINGS     GAINS      ADJUSTMENT    TOTAL
                                                  ------   ----------   --------   ----------   -----------   ------
                                                                        (DOLLARS IN MILLIONS)
Balance at January 1, 2000......................    $3       $1,332       $ --        $ --         $ --       $1,335
Capital contribution from parent................                342                                              342
Dividends on common stock.......................                            (1)                                   (1)
Comprehensive income:
  Net income....................................                           112                                   112
  Other comprehensive income:
    Unrealized investment income, net of related
      offsets, reclassification adjustments and
      income taxes..............................                                        29                        29
    Foreign currency translation adjustments....                                                    (10)         (10)
                                                                                                              ------
    Other comprehensive income..................                                                                  19
                                                                                                              ------
  Comprehensive income..........................                                                                 131
                                                    --       ------       ----        ----         ----       ------
Balance at December 31, 2000....................     3        1,674        111          29          (10)       1,807
  Dividends on common stock.....................                            (8)                                   (8)
  Parents share of subsidiary's capital stock
    transactions................................                 33                                               33
Comprehensive income:
  Net income....................................                            37                                    37
  Other comprehensive income:
    Unrealized investment income, net of related
      offsets, reclassification adjustments and
      income taxes..............................                                        53                        53
    Foreign currency translation adjustments....                                                      2            2
                                                                                                              ------
    Other comprehensive income..................                                                                  55
                                                                                                              ------
  Comprehensive income..........................                                                                  92
                                                    --       ------       ----        ----         ----       ------
Balance at December 31, 2001....................     3        1,707        140          82           (8)       1,924
  Capital contributions.........................                  1                                                1
  Sale of subsidiaries..........................               (114)                                            (114)
  Dividends on common stock.....................                           (83)                                  (83)
Comprehensive income:
  Net income....................................                           150                                   150
  Other comprehensive income:
    Unrealized investment income, net of related
      offsets, reclassification adjustments and
      income taxes..............................                                        95                        95
    Foreign currency translation adjustments....                                                      7            7
                                                                                                              ------
    Other comprehensive income..................                                                                 102
                                                                                                              ------
  Comprehensive income..........................                                                                 252
                                                    --       ------       ----        ----         ----       ------
Balance at December 31, 2002....................    $3       $1,594       $207        $177         $ (1)      $1,980
                                                    ==       ======       ====        ====         ====       ======

          See accompanying Notes to Consolidated Financial Statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                                               2002      2001      2000
                                                              -------   -------   -------
                                                                 (DOLLARS IN MILLIONS)
Cash flows from operating activities
Net income..................................................  $   150   $    37   $   112
  Adjustments to reconcile net income to net cash (used in)
     provided by operating activities:
     Depreciation and amortization expenses.................       10        30        32
     Amortization of premiums and accretion of discounts
       associated with investments, net.....................      (76)      (65)     (111)
     (Gains) losses from sales of investments and
       businesses, net......................................      (34)        3       (79)
     Interest credited to other policyholder account
       balances.............................................      471       422       393
     Universal life and investment-type product policy
       fees.................................................     (298)     (261)     (270)
     Change in premiums and other receivables...............     (792)     (317)      109
     Change in deferred policy acquisition costs and value
       of business acquired, net............................     (497)     (283)      (35)
     Change in insurance related liabilities................      856       285        53
     Change in income taxes payable.........................      148        35       169
     Change in other liabilities............................     (393)      (13)      138
     Other, net.............................................       66        54       (71)
                                                              -------   -------   -------
Net cash (used in) provided by operating activities.........     (389)      (73)      440
                                                              -------   -------   -------
Cash flows from investing activities
  Sales, maturities and repayments of:
     Fixed maturities.......................................    5,347     2,340     1,985
     Equity securities......................................      107        44        --
     Mortgage loans on real estate..........................      303       241       237
     Real estate and real estate joint ventures.............       30         8        36
     Other limited partnership interests....................       --         6        11
  Purchases of:
     Fixed maturities.......................................   (6,966)   (2,888)   (3,723)
     Equity securities......................................      (56)      (93)      (21)
     Mortgage loans on real estate..........................      (93)      (93)     (163)
     Real estate and real estate joint ventures.............       (4)      (13)      (12)
     Other limited partnership interests....................      (16)       --        --
  Net change in short-term investments......................      (75)     (108)      213
  Net change in policy loans................................      (70)      (84)     (124)
  Proceeds from sales of business...........................      176        68        94
  Net change in payable under securities loaned.............      679        --        --
  Other, net................................................     (858)     (155)     (132)
                                                              -------   -------   -------
Net cash used in investing activities.......................  $(1,496)  $  (727)  $(1,599)
                                                              -------   -------   -------

          See accompanying Notes to Consolidated Financial Statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

              FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                                               2002      2001      2000
                                                              -------   -------   -------
                                                                 (DOLLARS IN MILLIONS)
Cash flows from financing activities
  Policyholder account balances:
     Deposits...............................................  $ 3,001   $ 1,528   $ 2,216
     Withdrawals............................................   (1,187)   (1,109)   (1,773)
  Short-term debt, net......................................       10         9        --
  Long-term debt issued.....................................        6       126        94
  Net proceeds from issuance of company-obligated
     mandatorily redeemable securities......................       --       191        --
  Dividends paid............................................      (83)       (8)       (1)
  Capital contribution from parent..........................        1        --       342
                                                              -------   -------   -------
Net cash provided by financing activities...................    1,748       737       878
                                                              -------   -------   -------
Change in cash and cash equivalents.........................     (137)      (63)     (281)
Cash and cash equivalents, beginning of period..............      535       598       879
                                                              -------   -------   -------
Cash and cash equivalents, end of period....................  $   398   $   535   $   598
                                                              =======   =======   =======
Supplemental disclosures of cash flow information:
Cash paid (refunded) during the period for:
  Interest..................................................  $    78   $    58   $    20
                                                              =======   =======   =======
  Income taxes..............................................  $   (30)  $    38   $   (68)
                                                              =======   =======   =======
  Contribution of an affiliate to a subsidiary..............  $    --   $    --   $    27
                                                              =======   =======   =======
Non-cash transactions during the year:
  Business dispositions--assets.............................  $ 6,863   $    --   $ 1,184
                                                              =======   =======   =======
  Business dispositions--liabilities........................  $ 6,572   $    --   $ 1,014
                                                              =======   =======   =======
  Real estate acquired in satisfaction of debt..............  $    13   $    --   $    32
                                                              =======   =======   =======

          See accompanying Notes to Consolidated Financial Statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF ACCOUNTING POLICIES

BUSINESS

     General American Life Insurance Company and Subsidiaries ("General American" or the "Company"), is a wholly owned subsidiary of GenAmerica Financial Corporation ("GenAmerica").

     The Company provides insurance and financial services to individual and institutional customers. The Company offers life insurance and annuities to individuals, group insurance and reinsurance. The Company distributes its products and services primarily through a nationwide network of general agencies and independent brokers. The Company and its subsidiaries are licensed to conduct business in all fifty states, ten Canadian provinces, Puerto Rico, and the District of Columbia. Through its subsidiaries, the Company has operations in Europe, Pacific Rim countries, Latin America, and Africa.

     Security Equity Life Insurance Company, which was sold to Metropolitan Life Insurance Company ("Metropolitan Life") in 2002, and Cova Corporation, which was sold to MetLife, Incorporated ("MetLife") in 2002, are included in the accompanying Financial Statements until the date of sale. See Note 10.

ACQUISITION BY METROPOLITAN LIFE

     On January 6, 2000, Metropolitan Life headquartered in New York, purchased 100% of the GenAmerica Financial Corporation ("GenAmerica"), the Company's Parent, for $1.2 billion in cash. GenAmerica operates as a wholly owned stock subsidiary of Metropolitan Life. The $1.2 billion purchase price was paid to GenAmerica's parent company, General American Mutual Holding Company ("GAMHC") and deposited in an account for the benefit of the Company's policyholders. Ultimately, these funds, minus adjustments, will be distributed to participating General American policyholders with accumulated interest and GAMHC will be dissolved.

     The acquisition of GenAmerica by Metropolitan Life was accounted for under the purchase method of accounting. The purchase price was allocated to the assets and liabilities acquired based upon the fair market value of such assets and liabilities at the date of acquisition. The Company allocated the purchase price to the net assets on January 1, 2000, as a convenience date. These allocations have been reflected in the January 1, 2000 balance in the Consolidated Balance Sheets and Statements of Stockholder's Equity. This purchase resulted in the creation of goodwill and intangible assets totaling $1,517 million.

BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

     The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The critical accounting policies, estimates and related judgments underlying the Company's consolidated financial statements are summarized below. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgements are common in the insurance and financial services industries; others are specific to the Company's businesses and operations.

     The accompanying consolidated financial statements include the accounts of the Company, partnerships and joint ventures in which the Company has a majority voting interest or general partner interest with limited removal rights by limited partners. Intercompany accounts and transactions have been eliminated. The Company continues to consolidate the financial statements of Reinsurance Group of America, Incorporated ("RGA") even though its ownership percentage has declined to below 50% since the Company has retained control of RGA through a majority representation on RGA's Board of Directors during 2002, 2001 and 2000.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In October 2001, GenAmerica contributed the common stock in GenAmerica Management Corporation ("GAMCO"), which had a value of $37 million, to General American. The consolidated financial statements have been restated to reflect this transfer as if it took place January 1, 2000.

     The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor interest, has influence over the partnership's operating and financial policies and does not have a controlling interest. The Company uses the cost method for minor interest investments and when it has virtually no influence over the partnership's operating and financial policies.

     Minority interest related to consolidated entities included in other liabilities was $606 million and $504 million at December 31, 2002 and 2001, respectively.

     Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2002 presentation.

INVESTMENTS

     The Company's principal investments are in fixed maturities, mortgage loans and real estate, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of income, impairments and the determination of fair values. The assessment of whether such impairment has occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the fixed maturities impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; and (vi) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based upon valuation methodologies, securities the Company deems to be comparable and assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

     The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

     Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are included in net investment gains and losses and are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. Interest income earned on impaired loans is accrued on the

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded asset.

     Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 40 years). Real estate held-for-sale is stated at the lower of depreciated cost or fair value. Real estate is not depreciated while it is classified as held-for-sale. Cost of real estate held-for-investment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

     Policy loans are stated at unpaid principal balances.

     Short-term investments are stated at amortized cost, which approximates fair value.

     Other invested assets consist principally of funds withheld at interest. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies and equal to the net statutory reserves are withheld and continue to be legally owned by the ceding companies. The Company recognizes interest on funds withheld in accordance with the treaty terms as investment income is earned on the assets supporting the reinsured policies.

STRUCTURED INVESTMENT TRANSACTIONS AND VARIABLE INTEREST ENTITIES

     The Company participates in structured investment transactions, primarily structured notes. These transactions enhance the Company's total return of the investment portfolio principally by providing equity-based returns on debt securities through structured notes and similar type instruments.

     The Company purchases or receives beneficial interests in special purpose entities ("SPEs"), which generally acquire financial assets including corporate equities, debt securities and purchased options. The Company has not guaranteed the performance, liquidity or obligations of the SPEs and the Company's exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company uses the beneficial interests as part of its risk management strategy, including asset-liability management. These SPEs are not consolidated by the Company because unrelated third parties hold controlling interests through ownership of equity in the SPEs, representing at least three percent of the value of the total assets of the SPE throughout the life of the SPE, and such equity class has the substantive risks and rewards of the residual interest of the SPE. The beneficial interests in SPEs where the Company exercises significant influence over the operating and financial policies of the SPE are accounted for in accordance with the equity method of accounting. Impairments of these beneficial interests are included in investment gains and losses. The beneficial interests in SPEs where the Company does not exercise significant influence are accounted for based on the substance of the beneficial interest's rights and obligations. Beneficial interests are accounted for and are included in fixed maturities. These beneficial interests are generally structured notes, as defined by EITF Issue No. 96-12, Recognition of Interest Income and Balance Sheet Classification of Structured Notes, and their income is recognized using the retrospective interest method or the level yield method, as appropriate.

     Effective in 2003, Financial Accounting Standards Board ("FASB") Interpretation No. 46, Consolidation of Variable Interest Entities, and Interpretation of APB No. 51 ("FIN 46") will establish new accounting guidance relating to the consolidation of variable interest entities ("VIEs"). Certain of the structured investment transactions

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES discussed above meet the definition of a VIE under FIN 46. In addition, certain investments in real estate joint ventures and other limited partnership interests also meet the VIE definition. The Company will be required to consolidate any VIE for which it is determined that the Company is the primary beneficiary. The Company is still in the process of evaluating its investments with regard to the implementation of FIN 46.

     The following table presents the total assets and the maximum exposure to loss relating to the VIEs that the Company believes it is reasonably possible it will need to consolidate or disclose information about in accordance with the provisions of FIN 46 at:

                                                                DECEMBER 31, 2002
                                                              ----------------------
                                                                          MAXIMUM
                                                               TOTAL    EXPOSURE TO
                                                              ASSETS        LOSS
                                                              -------   ------------
                                                              (DOLLARS IN MILLIONS)
Other structured investment transactions....................    $31         $ 1(1)
Real estate joint ventures..................................     18           1(2)
Other limited partnership interests.........................     20          12(2)
                                                                ---         ---
          Total.............................................    $69         $14
                                                                ===         ===

---------------

(1) The maximum exposure to loss is based on the carrying value of the beneficial interests.

(2) The maximum exposure to loss is based on the carrying value plus unfunded commitments reduced by amounts guaranteed by other partners.

DERIVATIVE INSTRUMENTS

     The Company enters into freestanding derivative transactions to manage the risk associated with variability in cash flows related to the Company's financial assets and liabilities or to changing fair values. The Company also purchases investment securities and issues certain insurance and reinsurance policies with embedded derivatives. The associated financial statement risk is the volatility in net income, which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges and (ii) ineffectiveness of designated hedges in an environment of changing interest rates or fair values. In addition, accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate in the circumstances. Such assumptions include estimated market volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

     The Company uses derivative instruments to manage risk through one of four principal risk management strategies: (i) the hedging of liabilities, (ii) invested assets, (iii) portfolios of assets or liabilities and (iv) firm commitments and forecasted transactions. Additionally, the Company enters into income generation and replication derivative transactions as permitted by its derivatives use plan that was approved by the Missouri Department of Insurance ("the Department"). The Company's derivative hedging strategy employs a variety of instruments, including interest rate swaps and options.

     On the date the Company enters into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value, cash flow or foreign currency). If a derivative does not qualify as a hedge, according to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended ("SFAS 133"), the derivative is recorded at fair value and changes in its fair value are generally reported in net investment gains or losses.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. The Company generally determines hedge effectiveness based on total changes in fair value of a derivative instrument. The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, (ii) the derivative expires or is sold, terminated, or exercised,
(iii) the derivative is de-designated as a hedge instrument, (iv) it is probable that the forecasted transaction will not occur, (v) a hedged firm commitment no longer meets the definition of a firm commitment, or (vi) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

CASH AND CASH EQUIVALENTS

     The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

PROPERTY, EQUIPMENT, LEASEHOLD IMPROVEMENTS AND COMPUTER SOFTWARE

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. The estimated life for company occupied real estate property is 40 years. Estimated lives range from five to ten years for leasehold improvements and three to 15 years for all other property and equipment. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $55 million and $78 million at December 31, 2002 and 2001, respectively. Related depreciation and amortization expense was $7 million, $8 million and $13 million for the years ended December 31, 2002, 2001 and 2000, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $26 million and $28 million at December 31, 2002 and 2001, respectively. Related amortization expense was $4 million, $6 million and $10 million for the years ended December 31, 2002, 2001 and 2000, respectively.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new insurance business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts.

     Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a standard industry practice, in

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES its determination of the amortization of deferred policy acquisition costs. This practice assumes that the expectation for long-term appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

     Deferred policy acquisition costs for non-participating traditional life, non-medical health and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

     Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

     Value of business acquired ("VOBA"), included as part of deferred policy acquisition costs, represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

     Information regarding VOBA and deferred policy acquisition costs for the year ended December 31, 2002 is as follows:

                                                        VALUE OF   DEFERRED POLICY
                                                        BUSINESS     ACQUISITION
                                                        ACQUIRED        COSTS        TOTAL
                                                        --------   ---------------   ------
                                                               (DOLLARS IN MILLIONS)
Balance at January 1..................................   $1,023        $  841        $1,864
Capitalizations.......................................       --           810           810
                                                         ------        ------        ------
          Total.......................................    1,023         1,651         2,674
Amortization allocated to:
  Net investment gains................................       16             3            19
  Unrealized investment gains (losses)................       95           (30)           65
  Other expenses......................................       78           269           347
                                                         ------        ------        ------
          Total amortization..........................      189           242           431
                                                         ------        ------        ------
Dispositions and other................................     (262)         (206)         (468)
                                                         ------        ------        ------
Net balance at December 31............................   $  572        $1,203        $1,775
                                                         ======        ======        ======

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding VOBA and deferred policy acquisition costs for the year ended December 31, 2001 is as follows:

                                                        VALUE OF   DEFERRED POLICY
                                                        BUSINESS     ACQUISITION
                                                        ACQUIRED        COSTS        TOTAL
                                                        --------   ---------------   ------
                                                               (DOLLARS IN MILLIONS)
Balance at January 1..................................   $1,092        $  496        $1,588
Capitalizations.......................................       --           600           600
                                                         ------        ------        ------
          Total.......................................    1,092         1,096         2,188
Amortization allocated to:
  Net investment losses...............................      (15)           --           (15)
  Unrealized investment (losses) gains................       (8)           15             7
  Other expenses......................................       92           240           332
                                                         ------        ------        ------
          Total amortization..........................       69           255           324
                                                         ------        ------        ------
Net balance at December 31............................   $1,023        $  841        $1,864
                                                         ======        ======        ======

     Information regarding VOBA and deferred policy acquisition costs for the year ended December 31, 2000 is as follows:

                                                        VALUE OF   DEFERRED POLICY
                                                        BUSINESS     ACQUISITION
                                                        ACQUIRED        COSTS        TOTAL
                                                        --------   ---------------   ------
                                                               (DOLLARS IN MILLIONS)
Balance at January 1..................................   $1,313         $253         $1,566
Capitalizations.......................................       --          443            443
                                                         ------         ----         ------
          Total.......................................    1,313          696          2,009
Amortization allocated to:
  Net investment gains................................       27            1             28
  Unrealized investment gains.........................       50            9             59
  Other expenses......................................      144          190            334
                                                         ------         ----         ------
          Total amortization..........................      221          200            421
                                                         ------         ----         ------
Net balance at December 31............................   $1,092         $496         $1,588
                                                         ======         ====         ======

     The estimated future amortization expense for VOBA is $35 million in 2003, $30 million in 2004, $26 million in 2005, $23 million in 2006 and $20 million in 2007.

     Amortization of deferred policy acquisition costs is allocated to (i) investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (ii) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been recognized, and (iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

     Investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs, including value of business acquired. Presenting investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

GOODWILL

     The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. On January 1, 2002, the Company adopted the provisions of SFAS No. 142, Goodwill and Other Intangible Assets, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized but tested for impairment at least annually to determine if a write down of the cost of the asset is required. Impairments are recognized in operating results as a cumulative effect of accounting change when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period of 20 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred.

     Changes in goodwill were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2002     2001     2000
                                                              ------   ------   ------
                                                               (DOLLARS IN MILLIONS)
Net balance at January 1....................................   $200     $257     $289
Amortization................................................     --      (15)     (17)
Dispositions................................................    (47)     (42)     (15)
                                                               ----     ----     ----
Net balance at December 31..................................   $153     $200     $257
                                                               ====     ====     ====

     Accumulated amortization from goodwill was as follows at:

                                                              DECEMBER 31,
                                                              -------------
                                                              2002    2001
                                                              -----   -----
                                                               (DOLLARS IN
                                                                MILLIONS)
Accumulated amortization....................................   $26     $30
                                                               ===     ===

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, annuities and disability insurance. Generally, amounts are payable over an extended period of time and the profitability of the products is dependent on the pricing of the products. Principal assumptions used in pricing policies and in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation. Differences between the actual experience and assumptions used in pricing the policies and in the establishment of liabilities result in variances in profit and could result in losses.

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 3% to 8%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (ii) the liability for terminal dividends, and (iii) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

     Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 3% to 7%. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 6%.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 4% to 8%, less expenses, mortality charges, and withdrawals.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recognized in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

OTHER REVENUES

     Other revenues include asset management and advisory fees, broker/dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

POLICYHOLDER DIVIDENDS

     Policyholder dividends are approved annually by the insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

PARTICIPATING BUSINESS

     Participating business represented approximately 61% and 62% of the Company's life insurance in-force, and 74% and 72% of the number of life insurance policies in-force, at December 31, 2002 and 2001, respectively. Participating policies represented approximately 85%, 84% and 69% of gross life insurance premiums for the years ended December 31, 2002, 2001 and 2000, respectively. The percentages indicated are calculated excluding the business of the Reinsurance segment.

INCOME TAXES

     The Company and its includable life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Non-includable subsidiaries file either separate tax returns or separate consolidated tax returns. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

REINSURANCE

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the assumptions used to establish policy benefits and evaluates the financial strength of counterparties to its reinsurance agreements. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the Company is subject or features that delay the timely reimbursement of claims. If the Company determines that a contract does not expose it to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting. In addition, the Company makes assumptions with regard to future investment performance as it may impact the value of the Company's reinsurance recoverables.

     The Company has reinsured certain of its life insurance with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. Deferred policy acquisition costs are reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

     The Company assumes and retrocedes financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other assets. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement.

SEPARATE ACCOUNTS

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and recognized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's consolidated statements of income and cash flows. Mortality, policy administration and surrender charges to all separate accounts are included in revenues.

FOREIGN CURRENCY TRANSLATION

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported in earnings.

DISCONTINUED OPERATIONS

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale on or after January 1, 2002 are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

APPLICATION OF ACCOUNTING PRONOUNCEMENTS

     In January 2003, the FASB issued FIN 46 which requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after June 15, 2003. The Company is in the process of assessing the impact of FIN 46 on its consolidated financial statements. Certain disclosure provisions of FIN 46 were required for December 31, 2002 financial statements. See "--Structured Investment Transactions and Variable Interest Entities."

     As of December 31, 2002, the FASB is deliberating on a proposed statement that would further amend SFAS 133. The proposed statement will address certain SFAS 133 Implementation Issues. The proposed statement is not expected to have a significant impact on the Company's consolidated financial statements.

     In November 2002, the FASB issued Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees, and expands financial statement disclosures for others. Disclosure requirements under FIN 45 are effective for financial statements ending after December 15, 2002 and are applicable to all guarantees issued by the guarantor subject to FIN 45's scope, including guarantees issued prior to FIN 45. The initial recognition and initial measurement provisions of FIN No. 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The Company does not expect the adoption of FIN 45 to have a significant impact on the Company's consolidated financial statements. The adoption of FIN No. 45 required the Company to include disclosures in its consolidated financial statements related to guarantees. See Note 9.

     In June 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"), which must be adopted for exit and disposal activities initiated after December 31, 2002. SFAS 146 will require that a liability for a cost associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by EITF 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring) ("EITF 94-3").

     In April 2002, the FASB issued SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. SFAS 145 is effective for fiscal years beginning after May 15, 2002, and the initial application of this standard did not have a significant impact on the Company's consolidated financial statements.

     Effective January 1, 2002, the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superseding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting Principles Board ("APB") Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell, rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 (i) broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business); (ii) requires long-lived assets to be

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES disposed of other than by sale to be considered held and used until disposed; and (iii) retains the basic provisions of (a) APB 30 regarding the presentation of discontinued operations in the statements of income, (b) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill), and (c) SFAS 121 relating to the measurement of long-lived assets classified as held-for-sale. Adoption of SFAS 144 did not have a material impact on the Company's consolidated financial statements other than the presentation as discontinued operations of net investment income and net investment gains and losses related to operations of real estate on which the Company initiated disposition activities subsequent to January 1, 2002 and the classification of such real estate as held-for-sale on the consolidated balance sheets. See note 17.

     Effective January 1, 2002, the Company adopted SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. The Company did not amortize goodwill during 2002. Amortization of goodwill was $15 million and $17 million for the years ended December 31, 2001 and 2000, respectively. Amortization of other intangible assets was $1 million for each of the years December 31, 2002, 2001 and 2000. The Company has completed the required impairment tests of goodwill and indefinite-lived intangible assets. There was no impairment of intangible assets or significant reclassifications between goodwill and other intangible assets at January 1, 2002.

     In July 2001, the U.S. Securities and Exchange Commission ("SEC") released Staff Accounting Bulletin ("SAB") No. 102, Selected Loan Loss Allowance and Documentation Issues ("SAB 102"). SAB 102 summarizes certain of the SEC's views on the development, documentation and application of a systematic methodology for determining allowances for loan and lease losses. The application of SAB 102 by the Company did not have a material impact on the Company's consolidated financial statements.

     Effective April 1, 2001, the Company adopted certain additional accounting and reporting requirements of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a Replacement of FASB Statement No. 125, relating to the derecognition of transferred assets and extinguished liabilities and the reporting of servicing assets and liabilities. The adoption of these requirements did not have a material impact on the Company's consolidated financial statements.

     Effective April 1, 2001, the Company adopted EITF 99-20, Recognition of Interest Income and Impairment on Certain Investments. This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2001, the Company adopted SFAS 133 which established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The effect of the adoption of SFAS 133, as of January 1, 2001, had no material impact on other comprehensive income or on net income. The FASB continues to issue additional guidance relating to the accounting for derivatives under SFAS 133, which may result in further adjustments to the Company's treatment of derivatives in subsequent accounting periods.

     Effective October 1, 2000, the Company adopted SAB No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the SEC's views in applying GAAP to revenue recognition in financial statements. The requirements of SAB 101 did not have a material effect on the Company's consolidated financial statements.

     Effective January 1, 2000, the Company adopted Statement of Position ("SOP") No. 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that (i) transfer only significant timing risk, (ii) transfer only significant

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES underwriting risk, (iii) transfer neither significant timing nor underwriting risk and (iv) have an indeterminate risk. Adoption of SOP 98-7 did not have a material effect on the Company's consolidated financial statements.

2.  INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

     Fixed maturities and equity securities at December 31, 2002 were as follows:

                                                                            GROSS
                                                              COST OR    UNREALIZED
                                                             AMORTIZED   -----------   ESTIMATED
                                                               COST      GAIN   LOSS   FAIR VALUE
                                                             ---------   ----   ----   ----------
                                                                    (DOLLARS IN MILLIONS)
Fixed Maturities:
  U.S. corporate securities................................   $3,917     $281   $ 99     $4,099
  Mortgage-backed securities...............................    1,993       96      7      2,082
  Foreign corporate securities.............................      895      112     13        994
  U.S. treasuries/agencies.................................      373        4     --        377
  Asset-backed securities..................................      788       16     28        776
  Foreign government securities............................      897      143      2      1,038
  States and political subdivisions........................        4       --     --          4
  Other fixed income assets................................      101        5     36         70
                                                              ------     ----   ----     ------
     Total fixed maturities................................   $8,968     $657   $185     $9,440
                                                              ======     ====   ====     ======
Equity Securities:
  Common stocks............................................   $   14     $  2   $  3     $   13
  Nonredeemable preferred stocks...........................      107        1     --        108
                                                              ------     ----   ----     ------
     Total equity securities...............................   $  121     $  3   $  3     $  121
                                                              ======     ====   ====     ======

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Fixed maturities and equity securities at December 31, 2001 were as follows:

                                                                            GROSS
                                                              COST OR    UNREALIZED
                                                             AMORTIZED   -----------   ESTIMATED
                                                               COST      GAIN   LOSS   FAIR VALUE
                                                             ---------   ----   ----   ----------
                                                                    (DOLLARS IN MILLIONS)
Fixed Maturities:
  U.S. corporate securities................................   $4,178     $112   $ 42     $4,248
  Mortgage-backed securities...............................    1,918       66     20      1,964
  Foreign corporate securities.............................      927       40     70        897
  U.S. treasuries/agencies.................................      207        3      3        207
  Asset-backed securities..................................      872       30     62        840
  Foreign government securities............................      813      128     23        918
  States and political subdivisions........................        4       --     --          4
  Other fixed income assets................................      221       --     --        221
                                                              ------     ----   ----     ------
     Total fixed maturities................................   $9,140     $379   $220     $9,299
                                                              ======     ====   ====     ======
Equity Securities:
  Common stocks............................................   $   19     $  9   $  1     $   27
  Nonredeemable preferred stocks...........................       82        1     --         83
                                                              ------     ----   ----     ------
     Total equity securities...............................   $  101     $ 10   $  1     $  110
                                                              ======     ====   ====     ======

     The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $405 million and $438 million at December 31, 2002 and 2001, respectively. Non-income producing fixed maturities were $34 million and $37 million at December 31, 2002 and 2001, respectively.

     The cost or amortized cost and estimated fair value of bonds at December 31, 2002, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                               COST OR
                                                              AMORTIZED   ESTIMATED
                                                                COST      FAIR VALUE
                                                              ---------   ----------
                                                              (DOLLARS IN MILLIONS)
Due in one year or less.....................................   $  116       $  119
Due after one year through five years.......................    1,406        1,449
Due after five years through ten years......................    1,729        1,839
Due after ten years.........................................    2,936        3,175
                                                               ------       ------
          Subtotal..........................................    6,187        6,582
Mortgage-backed and asset-backed securities.................    2,781        2,858
                                                               ------       ------
          Total fixed maturities............................   $8,968       $9,440
                                                               ======       ======

     Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Sales of fixed maturities and equity securities classified as available-for-sale were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2002     2001     2000
                                                             ------   ------   ------
                                                              (DOLLARS IN MILLIONS)
Proceeds...................................................  $3,784   $2,293   $1,167
Gross investment gains.....................................     155      111       72
Gross investment losses....................................     (87)    (104)     (58)

     Gross investment losses above exclude writedowns recorded during 2002, 2001 and 2000 for other than temporarily impaired available-for-sale securities of $76 million, $52 million and $41 million, respectively.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

SECURITIES LENDING PROGRAM

     Starting in 2002, the Company participated in securities lending programs whereby blocks of securities, which are included in investments, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $600 million and an estimated fair value of $660 million were on loan under the program at December 31, 2002. The Company was liable for cash collateral under its control of $679 at December 31, 2002. Security collateral on deposit from customers may not be sold or repledged and is not reflected in the consolidated financial statements.

STRUCTURED INVESTMENT TRANSACTIONS

     The Company invests in structured notes and similar type instruments, which generally provide equity-based returns on debt securities. The carrying value of such investments was approximately $47 million and $69 million at December 31, 2002 and 2001, respectively. The related (loss) income recognized was ($2) million, $3 million and $11 million for the years ended December 31, 2002, 2001 and 2000, respectively.

ASSETS ON DEPOSIT AND HELD IN TRUST

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $293 million and $305 million at December 31, 2002 and 2001, respectively. The Company's securities held in trust to satisfy collateral requirements had an amortized cost of $1,285 million and $1,218 million at December 31, 2002 and 2001, respectively.

MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate were categorized as follows:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                                2002          2001
                                                              --------      --------
                                                               AMOUNT        AMOUNT
                                                              --------      --------
                                                              (DOLLARS IN MILLIONS)
Commercial mortgage loans...................................    $856         $1,359
Agricultural mortgage loans.................................       2             --
                                                                ----         ------
          Total.............................................     858          1,359
Less: Valuation allowances..................................       6             25
                                                                ----         ------
     Mortgage loans.........................................    $852         $1,334
                                                                ====         ======

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 2002, approximately 20%, 9% and 8% of the properties were located in California, Texas and Florida, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

     Changes in mortgage loan valuation allowances were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2002      2001      2000
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Balance at January 1........................................   $ 25       $ 8       $ 7
(Releases) additions charged to operations..................     (1)       21         1
Deductions for writedowns and dispositions..................    (16)       (4)       --
Dispositions of affiliates..................................     (2)       --        --
                                                               ----       ---       ---
Balance at December 31......................................   $  6       $25       $ 8
                                                               ====       ===       ===

     A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:

                                                                  DECEMBER 31,
                                                              ---------------------
                                                               2002          2001
                                                              -------       -------
                                                              (DOLLARS IN MILLIONS)
Impaired mortgage loans with valuation allowances...........    $49          $122
Impaired mortgage loans without valuation allowances........     25            11
                                                                ---          ----
          Total.............................................     74           133
Less: Valuation allowances on impaired mortgages............      6            25
                                                                ---          ----
     Impaired mortgage loans................................    $68          $108
                                                                ===          ====

     The average investment in impaired mortgage loans on real estate was $108 million, $57 million and $78 million for the years ended December 31, 2002, 2001 and 2000, respectively. Interest income on impaired mortgage loans was $8 million, $10 million and $7 million for the years ended December 31, 2002, 2001 and 2000, respectively.

     The investment in restructured mortgage loans on real estate was $12 million and $9 million at December 31, 2002 and 2001, respectively. Interest income of $1 million was recognized on restructured loans for each of the years ended December 31, 2002, 2001 and 2000. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $1 million for the year ended 2002. There was no gross interest income that would have been recorded in accordance with the original terms of such loans for both the years ended 2001 and 2000.

     Mortgage loans on real estate with scheduled payments of 60 days (90 days for agriculture mortgages) or more past due or in foreclosure had an amortized cost of $14 million and $11 million at December 31, 2002 and 2001, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

REAL ESTATE AND REAL ESTATE JOINT VENTURES

     Real estate and real estate joint ventures consisted of the following:

                                                                  DECEMBER 31,
                                                              ---------------------
                                                               2002          2001
                                                              -------       -------
                                                              (DOLLARS IN MILLIONS)
Real estate and real estate joint ventures
  held-for-investment.......................................    $70          $ 78
Impairments.................................................     (4)           --
                                                                ---          ----
          Total.............................................     66            78
Real estate and real estate joint ventures held-for-sale....     33            40
Valuation allowance.........................................     (8)           (3)
                                                                ---          ----
          Total.............................................     25            37
                                                                ---          ----
Real estate and real estate joint ventures..................    $91          $115
                                                                ===          ====

     Accumulated depreciation on real estate was $10 million and $9 million at December 31, 2002 and 2001, respectively. Related depreciation expense was $1 million for each the years ended December 31, 2002, 2001 and 2000. For the year ended December 31, 2001, $300 thousand of depreciation expense is presented as discontinued operations.

     Real estate and real estate joint ventures were categorized as follows:

                                                                  DECEMBER 31,
                                                       -----------------------------------
                                                             2002               2001
                                                       ----------------   ----------------
                                                       AMOUNT   PERCENT   AMOUNT   PERCENT
                                                       ------   -------   ------   -------
                                                              (DOLLARS IN MILLIONS)
Office...............................................   $64        70%     $ 83       72%
Retail...............................................     3         3%        8        7%
Land.................................................    23        26%       22       19%
Other................................................     1         1%        2        2%
                                                        ---       ---      ----      ---
          Total......................................   $91       100%     $115      100%
                                                        ===       ===      ====      ===

     The Company's real estate holdings are located throughout the United States. At December 31, 2002, approximately 77% of the Company's real estate holdings were located in California.

     Changes in real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2002      2001      2000
                                                              -----     -----     -----
                                                                (DOLLARS IN MILLIONS)
Balance at January 1........................................   $ 3       $3        $--
Additions charged to operations.............................    13       --        --
Acquisition of affiliate....................................    --       --         3
Deductions for writedowns and dispositions..................    (8)      --        --
                                                               ---       --        --
Balance at December 31......................................   $ 8       $3        $3
                                                               ===       ==        ==

     Investment expense related to impaired real estate and real estate joint ventures held-for-investment was $1 million and $2 million for the years ended December 31, 2002 and 2000, respectively. There was no investment expense related to impaired real estate and real estate joint ventures held-for-investment for the year ended December 31, 2001. The carrying value of non-income producing real estate and real estate joint ventures was

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

$23 million at December 31, 2002. There was no carrying value of non-income producing real estate and real estate joint ventures for December 31, 2001.

     The Company owned real estate acquired in satisfaction of debt of $4 million and $11 million at December 31, 2002 and 2001, respectively.

NET INVESTMENT INCOME

     The components of net investment income were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2002     2001     2000
                                                             ------   ------   ------
                                                              (DOLLARS IN MILLIONS)
Fixed maturities...........................................  $  675   $  699   $  705
Equity securities..........................................       8        3        1
Mortgage loans on real estate..............................     101      119      133
Real estate and real estate joint ventures(1)..............       7       11        7
Policy loans...............................................     174      172      158
Cash, cash equivalents and short-term investments..........       8       30       35
Other......................................................     117       91       78
                                                             ------   ------   ------
          Total............................................   1,090    1,125    1,117
Less: Investment expenses(1)...............................      15       14        7
                                                             ------   ------   ------
     Net investment income.................................  $1,075   $1,111   $1,110
                                                             ======   ======   ======

---------------

(1) Excludes amounts related to real estate held-for-sale presented as discontinued operations in accordance with SFAS 144.

NET INVESTMENT GAINS

     Net investment gains, including changes in valuation allowances, were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2002     2001     2000
                                                              ------   ------   ------
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................   $ (9)    $(58)    $(27)
Equity securities...........................................      1       13       --
Mortgage loans on real estate...............................      8      (21)      (3)
Real estate and real estate joint ventures(1)...............     (3)      (8)      14
Other limited partnership interests.........................      1       (6)      --
Sales of businesses.........................................      1       35       --
Other.......................................................     37       42       94
                                                               ----     ----     ----
          Total.............................................     36       (3)      78
Amounts allocable to:
Deferred policy acquisition costs...........................    (19)      15      (28)
                                                               ----     ----     ----
          Total net investment gains........................   $ 17     $ 12     $ 50
                                                               ====     ====     ====

---------------

(1) The amount presented for the year ended December 31, 2002 excludes amounts related to sales of real estate held-for-sale presented as discontinued operations in accordance with SFAS 144.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Investment gains and losses are net of related policyholder amounts. The amounts netted against investment gains and losses is amortization of deferred policy acquisition costs to the extent that such amortization results from investment gains and losses. This presentation may not be comparable to presentations made by other insurers.

NET UNREALIZED INVESTMENT GAINS

     The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2002      2001     2000
                                                              ------    ------    -----
                                                                (DOLLARS IN MILLIONS)
Fixed maturities............................................  $ 472     $ 159     $ 72
Equity securities...........................................     --         9       (5)
Other invested assets.......................................    (29)       35       45
                                                              -----     -----     ----
          Total.............................................    443       203      112
                                                              -----     -----     ----
Amounts allocable to:
Deferred policy acquisition costs...........................   (154)      (66)     (59)
Deferred income taxes.......................................   (112)      (55)     (24)
                                                              -----     -----     ----
          Total.............................................   (266)     (121)     (83)
                                                              -----     -----     ----
          Net unrealized investment gains...................  $ 177     $  82     $ 29
                                                              =====     =====     ====

     The changes in net unrealized investment gains were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2002     2001     2000
                                                              ------   ------   ------
                                                               (DOLLARS IN MILLIONS)
Balance at January 1........................................   $ 82     $ 29     $ --
Unrealized investment gains during the year.................    194       91      112
Unrealized investment losses relating to:
     Deferred policy acquisition costs......................    (65)      (7)     (59)
Deferred income taxes.......................................    (52)     (31)     (24)
Unrealized investment gains of subsidiary at date of sale,
  net of deferred income taxes..............................     18       --       --
                                                               ----     ----     ----
Balance at December 31......................................   $177     $ 82     $ 29
                                                               ====     ====     ====
Net change in unrealized investment gains...................   $ 95     $ 53     $ 29
                                                               ====     ====     ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

3.  DERIVATIVE INSTRUMENTS

     The table below provides a summary of the notional amount and fair value of derivative financial instruments held at December 31, 2002 and 2001:

                                                          2002                              2001
                                             -------------------------------   -------------------------------
                                                             FAIR VALUE                        FAIR VALUE
                                             NOTIONAL   --------------------   NOTIONAL   --------------------
                                              AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                             --------   ------   -----------   --------   ------   -----------
                                                                   (DOLLARS IN MILLIONS)
Interest rate swaps........................    $422      $69        $  --        $483      $34        $  --
Options....................................      23        7           --          23        8           --
                                               ----      ---        -----        ----      ---        -----
Total contractual commitments..............    $445      $76        $  --        $506      $42        $  --
                                               ====      ===        =====        ====      ===        =====

     The following is a reconciliation of the notional amounts by derivative type and strategies at December 31, 2002 and 2001:

                                          DECEMBER 31, 2001               TERMINATIONS/   DECEMBER 31, 2002
                                           NOTIONAL AMOUNT    ADDITIONS    MATURITIES      NOTIONAL AMOUNT
                                          -----------------   ---------   -------------   -----------------
                                                                (DOLLARS IN MILLIONS)
BY DERIVATIVE TYPE
Interest rate swaps.....................        $483            $  --          $61              $422
Options.................................          23               --           --                23
                                                ----            -----          ---              ----
Total contractual commitments...........        $506            $  --          $61              $445
                                                ====            =====          ===              ====
BY DERIVATIVE STRATEGY
Liability hedging.......................        $483            $  --          $61              $422
Invested asset hedging..................          23               --           --                23
                                                ----            -----          ---              ----
Total contractual commitments...........        $506            $  --          $61              $445
                                                ====            =====          ===              ====

     The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2002:

                                                            REMAINING LIFE
                                  -------------------------------------------------------------------
                                  ONE YEAR     AFTER ONE YEAR     AFTER FIVE YEARS
                                  OR LESS    THROUGH FIVE YEARS   THROUGH TEN YEARS   AFTER TEN YEARS   TOTAL
                                  --------   ------------------   -----------------   ---------------   -----
                                                             (DOLLARS IN MILLIONS)
Interest rate swaps.............    $47             $160                 $90               $125         $422
Options.........................      3               20                  --                 --           23
                                    ---             ----                 ---               ----         ----
Total contractual commitments...    $50             $180                 $90               $125         $445
                                    ===             ====                 ===               ====         ====

     The following table presents the notional amounts and fair values of derivatives by type of hedge designation at December 31, 2002 and 2001:

                                                             2002                           2001
                                                 ----------------------------   ----------------------------
                                                               FAIR VALUE                     FAIR VALUE
                                                 NOTIONAL   -----------------   NOTIONAL   -----------------
                                                  AMOUNT    ASSET   LIABILITY    AMOUNT    ASSET   LIABILITY
                                                 --------   -----   ---------   --------   -----   ---------
                                                                    (DOLLARS IN MILLIONS)
BY TYPE OF HEDGE
Non qualifying.................................    $445      $76      $  --       $506      $42      $  --
                                                   ====      ===      =====       ====      ===      =====

     For the years ended December 31, 2002, 2001 and 2000, the Company recognized net investment income (loss) of $23 million, $11 million and ($1) million, respectively, from the periodic settlement of interest rate swaps.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company did not have any effective cash flow hedges and since the Company followed mark to market accounting in previous years the Company did not have a SFAS 133 transition adjustment.

     For the year ended December 31, 2002 and 2001, the Company recognized net investment gains of $35 million and $19 million, respectively, from derivatives, which do not qualify as accounting hedges. For the year ended December 31, 2002, there was no net investment income or expense recognized from option contracts. For the year ended December 31, 2001 the Company recognized net investment expense of $1 million related to purchase option contracts. The use of these non-speculative derivatives is permitted by the Department.

4.  FAIR VALUE INFORMATION

     The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments were as follows:

                                                                DECEMBER 31, 2002
                                                              ---------------------
                                                              CARRYING   ESTIMATED
                                                               VALUE     FAIR VALUE
                                                              --------   ----------
                                                              (DOLLARS IN MILLIONS)
ASSETS:
  Fixed maturities..........................................   $9,440      $9,440
  Equity securities.........................................      121         121
  Mortgage loans on real estate.............................      852         949
  Policy loans..............................................    2,488       2,488
  Short-term investments....................................      108         108
  Cash and cash equivalents.................................      398         398
LIABILITIES:
  Policyholder account balances.............................    4,745       4,469
  Short-term debt...........................................       19          19
  Long-term debt............................................      431         468
  Payable under securities loaned transactions..............      679         679
OTHER:
  Company-obligated mandatorily redeemable securities of
     subsidiary trusts......................................      158         177

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                   DECEMBER 31, 2001
                                                            --------------------------------
                                                            NOTIONAL   CARRYING   ESTIMATED
                                                             AMOUNT     VALUE     FAIR VALUE
                                                            --------   --------   ----------
                                                                 (DOLLARS IN MILLIONS)
ASSETS:
  Fixed maturities........................................              $9,299      $9,299
  Equity securities.......................................                 110         110
  Mortgage loans on real estate...........................               1,334       1,423
  Policy loans............................................               2,452       2,452
  Short-term investments..................................                 164         164
  Cash and cash equivalents...............................                 535         535
  Mortgage loan commitments...............................    $108          --          --
LIABILITIES:
  Policyholder account balances...........................               6,286       6,188
  Short-term debt.........................................                   9           9
  Long-term debt..........................................                 425         441
OTHER:
  Company-obligated mandatorily redeemable securities of
     subsidiary trusts....................................                 158         158

     The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

FIXED MATURITIES AND EQUITY SECURITIES

     The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities in which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

MORTGAGE LOANS ON REAL ESTATE AND MORTGAGE LOAN COMMITMENTS

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments.

POLICY LOANS

     The carrying values for policy loans approximate fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances are estimated by discounting expected future cash flows, based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

SHORT-TERM AND LONG-TERM DEBT, PAYABLES UNDER SECURITIES LOANED TRANSACTIONS AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     The fair values of short-term and long-term debt, payables under securities loaned transactions and Company-obligated mandatorily redeemable securities of subsidiary trusts are determined by discounting expected future cash flows, using risk rates currently available for debt with similar terms and remaining maturities.

DERIVATIVE INSTRUMENTS

     The fair value of derivative instruments, including interest rate and options are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

5.  EMPLOYEE BENEFIT PLANS

PENSION BENEFIT AND OTHER BENEFIT PLANS

     Effective January 1, 2001, the Company's employees became employees of Metropolitan Life. This transition affected the provision of employee benefit plans as described below:

     The Company continued to sponsor and administer a defined benefit plan covering all existing and eligible active and retired employees as of January 1, 2001 through December 31, 2002. Retirement benefits are based on years of credited service and final average earnings history.

     The Company also continues to offer several non-qualified, defined benefit, and defined contribution plans to existing directors and management associates.

     Prior to January 1, 2001, the Company provided certain health care and life insurance benefits for retired employees. As of January 1, 2001, postretirement benefits were merged into the postretirement benefit plans of Metropolitan Life. Consistent with the Company's former plan, employees may become eligible for these benefits under the Metropolitan Life plan if they attain retirement age, with sufficient service, while working for Metropolitan Life. Additionally, Metropolitan Life provides postemployment benefits for eligible employees as of this transition date.

     On December 31, 2002, the GenAm Qualified Pension Plan was merged into Metropolitan Life Qualified Pension Plan.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following tables provide the changes in the benefit obligation and fair value of plan assets and statements of the funded status of the plans.

                                                                         DECEMBER 31,
                                                              -----------------------------------
                                                              PENSION BENEFITS    OTHER BENEFITS
                                                              -----------------   ---------------
                                                               2002      2001      2002     2001
                                                              -------   -------   ------   ------
                                                                     (DOLLARS IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year...........   $176      $170      $ 3      $ 37
  Service cost..............................................      4         4        1        --
  Interest cost.............................................     12        12       --        --
  Acquisitions and divestitures.............................     --       (12)      --        --
  Actuarial losses..........................................     11        10       --         1
  Curtailments and terminations.............................     --         1       --        --
  Change in benefits........................................     --         1       --        --
  Transfers out of controlled groups........................     --        --       --       (35)
  Benefits paid.............................................    (15)      (10)       1        --
                                                               ----      ----      ---      ----
Projected benefit obligation at end of year.................    188       176        5         3
                                                               ----      ----      ---      ----
Change in plan assets:
Contract value of plan assets at beginning of year..........    153       175       --        --
  Actual return on plan assets..............................    (11)       (4)      --        --
  Acquisitions and divestitures.............................     --       (11)      --        --
  Employer contribution.....................................      5         3       --        --
  Benefits paid.............................................    (15)      (10)      --        --
                                                               ----      ----      ---      ----
Contract value of plan assets at end of year................    132       153       --        --
                                                               ----      ----      ---      ----
Under funded................................................    (56)      (23)      (5)       (3)
Unrecognized net asset at transition........................     --        36       --        --
Unrecognized net actuarial losses...........................     68         1        2        --
Unrecognized prior service credit...........................     (1)       --       --        --
                                                               ----      ----      ---      ----
Prepaid (accrued) benefit cost..............................   $ 11      $ 14      $(3)     $ (3)
                                                               ====      ====      ===      ====
Qualified plan prepaid pension cost.........................     59      $ 57
Non-qualified plan accrued pension cost.....................    (48)      (44)
Unamortized prior service cost..............................     --         1
                                                               ----      ----
Prepaid benefit cost........................................   $ 11      $ 14
                                                               ====      ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                           NON-QUALIFIED
                                         QUALIFIED PLANS       PLANS           TOTAL
                                         ---------------   -------------   -------------
                                          2002     2001    2002    2001    2002    2001
                                         ------   ------   -----   -----   -----   -----
                                                      (DOLLARS IN MILLIONS)
Aggregate projected benefit
  obligation...........................  $(136)   $(129)   $(52)   $(47)   $(188)  $(176)
Aggregate contract value of plan assets
  (principally Company contracts)......    132      153      --      --      132     153
                                         -----    -----    ----    ----    -----   -----
(Under) over funded....................  $  (4)   $  24    $(52)   $(47)   $ (56)  $ (23)
                                         =====    =====    ====    ====    =====   =====

     The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                                  PENSION BENEFITS        OTHER BENEFITS
                                              -------------------------   ---------------
                                                 2002          2001        2002     2001
                                              -----------   -----------   ------   ------
Weighted average assumptions at December 31:
Discount rate...............................     6.75%         7.40%       6.75%    7.50%
Expected rate of return on plan assets......  8.75%-9.00%      9.00%        N/A      N/A
Rate of compensation increase...............  4.95%-5.45%   4.95%-5.45%     N/A      N/A

     The assumed health care cost trend rates used in measuring the accumulated nonpension postretirement benefit obligation were as follows:

                                                              DECEMBER 31,
                                                              -------------
                                                              2002    2001
                                                              -----   -----
Pre-Medicare eligible claims................................   9.5%    9.5%
Medicare eligible claims....................................  11.5%   11.5%

     A one percentage point change in assumed health care cost trend rates would have an insignificant impact on the Company's operations.

     The components of net periodic benefit cost were as follows:

                                                        PENSION BENEFITS       OTHER BENEFITS
                                                       ------------------   ---------------------
                                                       2002   2001   2000   2002    2001    2000
                                                       ----   ----   ----   -----   -----   -----
                                                                 (DOLLARS IN MILLIONS)
Service cost.........................................  $  4   $  4   $  7   $  1    $ --    $   1
Interest cost........................................    12     12     12     --      --        2
Expected return on plan assets.......................   (13)   (14)   (16)    --      --       --
Amortization of prior actuarial losses...............     2     --     --     --      --       --
Curtailment cost.....................................    --      6      1     --      --       --
                                                       ----   ----   ----   -----   -----   -----
Net periodic benefit cost............................  $  5   $  8   $  4   $  1    $ --    $   3
                                                       ====   ====   ====   =====   =====   =====

SAVINGS AND INVESTMENT PLANS

     The Company's 401(k) plan was merged into Metropolitan Life's Savings and Investment Plan ("SIP") effective January 1, 2001. All contributions to the savings plan are made by Metropolitan Life.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

6.  SEPARATE ACCOUNTS

     Separate accounts include one category of account type: non-guaranteed separate accounts totaling $3,090 million and $6,716 million at December 31, 2002 and 2001, respectively, for which the policyholder assumes the investment risk.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $94 million, $146 million and $124 million for the years ended December 31, 2002, 2001 and 2000, respectively. The portfolios are segregated from other investments and are managed to minimize liquidity and interest rate risk. In order to minimize the risk of early withdrawals to invest in instruments yielding a higher return, these investment products carry a graded surrender charge as well as a market value adjustment.

7.  DEBT

     Debt consisted of the following:

                                                              DECEMBER 31,
                                                              -------------
                                                              2002    2001
                                                              -----   -----
                                                               (DOLLARS IN
                                                                MILLIONS)
Senior notes, interest rates ranging from 6.75% to 7.25%,
  maturity dates ranging from 2006 to 2011..................  $298    $298
Surplus notes, interest rate 7.63%, maturity date 2024......    98      97
Fixed rate notes, interest rates ranging from 4.45% to 12%,
  maturity dates ranging from 2005 to 2009..................    33      30
Other notes with varying interest rates.....................     2      --
                                                              ----    ----
Total long-term debt........................................   431     425
Total short-term debt.......................................    19       9
                                                              ----    ----
          Total.............................................  $450    $434
                                                              ====    ====

     Reinsurance Group of America, Incorporated ("RGA"), a subsidiary of the Company, maintains committed and unsecured credit facilities aggregating $184 million ($140 million expiring in 2003 and $44 million expiring in 2005). At December 31, 2002 RGA had drawn approximately $28 million under these facilities at interest rates ranging from 4.39% to 5.57%. At December 31, 2002, $379 million in letters of credit from various banks were outstanding between the subsidiaries of RGA.

     On March 1, 2001, RGA entered into a term loan agreement and note whereby it borrowed $75 million from MetLife Credit Corporation ("MetLife Credit Corp."), an affiliate of Metropolitan Life at an interest rate of 75.5 basis points over the 30-day AA financial discount rate on commercial paper. RGA used the proceeds to prepay and terminate a $75 million term loan note with General American.

     On December 19, 2001, RGA issued 6.75% senior notes with face value of $200 million. These senior notes have been registered with the SEC. The net proceeds from the offering were approximately $199 million and were used to pay down a balance of $120 million on a revolving credit facility and to prepay and terminate the $75 million term loan with MetLife Credit Corp. Capitalized issuance costs recorded were $2 million.

     The aggregate maturities of long-term debt for the Company are $30 million in 2005, $99 million in 2006, $3 million in 2007 and $299 million thereafter.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Short-term debt of the Company consisted of collateralized borrowings with an average interest rate of 5.75% and maturity of 30 days at December 31, 2002. Short-term debt of the Company consisted of collateralized borrowings with an average interest rate of 6.50% and maturity of 30 days at December 31, 2001.

     Interest expense related to the Company's indebtedness was $53 million, $38 million and $33 million for the years ended December 31, 2002, 2001 and 2000, respectively.

8.  COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     In December 2001, a subsidiary of the Company, RGA, through its wholly owned trust RGA Capital Trust I (the "Trust") issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of (i) a preferred security issued by the Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051, and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50. The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $158 million, net of unamortized discount of $67 million, at both December 31, 2002 and 2001.

9.  COMMITMENTS AND CONTINGENCIES

LITIGATION

     Over the past several years the Company has faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. These lawsuits are generally referred to as "sales practices claims."

     A sales practices class action against the Company has been settled and approved by the United States District Court for the Eastern District of Missouri, and affirmed by the appellate court. This class includes approximately 250,000 life insurance policies sold during the period January 1, 1982 through December 31, 1996. Implementation of the Company class action settlement is proceeding. The Company expects that the total cost of its class action settlement will be approximately $68 million.

     Certain class members have opted out of the class action settlement described above and have brought or continued non-class action sales practices lawsuits. As of December 31, 2002, there are approximately 32 sales practices cases pending against the Company. The Company continues to defend itself vigorously against these lawsuits. Some individual sales practices claims have been dismissed upon the Company's motion and others have been resolved through settlement. Most of the current cases seek substantial damages, including, in some cases, punitive and treble damages and attorneys' fees.

     Additional litigation relating to the Company's marketing and sales of individual life insurance may be commenced in the future. The Company believes adequate provision has been made in its financial statements for all reasonably probable and estimable losses for sales practices claims.

     Regulatory authorities in a small number of states have had investigations or inquiries relating to the Company's sales of individual life insurance policies or annuities. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company received and responded to subpoenas for documents and other information from the Office of U.S. Attorney for the Eastern District of Missouri with respect to certain administrative services provided by its former Medicare Unit during the period January 1, 1988 through December 31, 1998, which services ended and which Unit was disbanded prior to Metropolitan Life's acquisition of the Company. In March 2002, the Company and the federal government reached an agreement in principal to resolve all issues through a civil settlement and a charge was recorded. In June 2002, the Company completed the settlement. In 2002, the Company also agreed to pay $11 million to the Center for Medicare and Medicaid Services to resolve issues raised in audits of administrative costs and pension plan gains related to the Company's contract to provide Medicare administrative services.

     A purported class action is pending against the Company in a state court in Missouri. The plaintiffs are seeking to represent a class of approximately 100 former employees with respect to plaintiffs' claims that the Company breached an alleged oral promise to pay additional severance benefits. The Company continues to defend itself vigorously against this lawsuit.

     Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor, and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's financial position, operating results or cash flows in particular quarterly or annual periods.

LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental income and minimum gross rental payments relating to these lease agreements were as follows:

                                                                           GROSS
                                                               RENTAL      RENTAL
                                                               INCOME     PAYMENTS
                                                              --------   ----------
                                                              (DOLLARS IN MILLIONS)
2003........................................................     $5          $10
2004........................................................      5            8
2005........................................................      4            7
2006........................................................      4            6
2007........................................................      3            5
Thereafter..................................................      2           14

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

GUARANTEES

     In the course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future.

     In the context of disposition transactions, the Company has provided indemnities and guarantees, including those related to tax and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $2 million to $15 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under guarantees in the future.

     Prior to December 31, 2002, the Company incurred certain obligations with respect to affiliated entities, including certain indebtedness guarantee obligations, support arrangements and performance guarantees with respect to affiliated insurance companies, and commitments with respect to regulatory requirements in various jurisdictions. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future. At December 31, 2002, these affiliated entities were sold to certain related parties.

     In addition, the Holding Company and its subsidiaries indemnify their respective directors and officers as provided in their charters and by-laws. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

     The Company has not recorded any liability for these indemnities, guarantees and commitments in the accompanying consolidated balance sheets for the years ended December 31, 2002 or 2001.

10.  ACQUISITIONS AND DISPOSITIONS

     On December 31, 2002, the Company sold the Security Equity Life Insurance Company, a wholly owned subsidiary, to Metropolitan Life. The Company also sold on December 31, 2002, Cova Corporation and its wholly owned subsidiaries to MetLife. The amount received less than the asset's book value of $504 million was recorded as a reduction in equity. Total assets and liabilities of the entities sold at the date of sale were $8,926 million and $8,232 million, respectively. Total revenue of the entities sold included in the consolidated statements of income were $293 million, $256 million and $237 million for the years ended December 31, 2002, 2001 and 2000, respectively.

     On July 1, 2002, the Company completed its merger with General Life insurance Company ("GLIC"), a wholly owned subsidiary of the Company. GLIC, a Texas life insurance company, was acquired by the Company in December 1995. Its operations, however, were ceased in June 2001, due to its lack of strategic importance. Upon the completion of the merger, the Company assumed a net $12 million in assets and liabilities. The Company recognized no gain or loss on the merger.

     On June 12, 2002, the Company completed the liquidation of General American Holding Company ("GAHC"), a wholly owned subsidiary of the Company. GAHC was created in 1999 as a general business company, owning subsidiaries not licensed as insurers. Upon the liquidation of GAHC, the Company assumed a net $61 million in assets and liabilities, including the ownership of Krisman, Incorporated ("Krisman") and White Oak Royalty Company ("White Oak Royalty"). The Company recognized no gain or loss on this disposition.

     On July 2, 2001, the Company and Metropolitan Life completed the sale of Conning Corporation ("Conning"). Conning specializes in asset management for insurance company investment portfolios and investment research.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

The Company and Metropolitan Life received $84 million in the transaction and the Company reported a gain of approximately $36 million, net of income taxes of $14 million.

     On April 18, 2000, Metropolitan Life completed its tender offer for all outstanding shares of Conning common stock not already owned by General American for $73 million.

     In 2000, NaviSys, Incorporated ("NaviSys"), a wholly owned subsidiary of the Company was sold through two transactions in June and November. The first transaction was a sale of a portion of the business to a business operated by former members of NaviSys management. The proceeds from the sale were $47 million in cash and 2,000,000 shares of common stock of the buyer, representing 10% of the fully diluted ownership of the buyer. The November transaction involved sale of certain assets of the remaining NaviSys business to Liberty Insurance Services Corporation for $10 million in cash before normal purchase price adjustments. There was a $1 million loss in the aggregate on the above mentioned transactions. The Company continues to own the corporation that was formerly NaviSys, now known as Krisman.

     On January 1, 2000, the Company exited the Group Health business through the Asset Purchase Agreement and related reinsurance arrangements with Great-West Life & Annuity Insurance Company ("Great-West"). This agreement also includes any life business that is directly associated with the health business. The Company was required to reimburse Great-West for up to $10 million in net operating losses incurred during 2000. Actual results of operations exceeded the limitation and no reimbursement was required. As a result of the working capital adjustments in accordance with the terms of the Asset Purchase Agreement, the Company has received $12 million and $11 million from Great-West in 2002 and 2001, respectively.

11.  RELATED PARTY TRANSACTIONS

     In July 2002 the Company contributed $22 million in intercompany promissory notes to Krisman.

     In May 2002, the Company received a capital contribution in the amount of $1 million associated with a related party gain on the sale of joint ventures to Metropolitan Life.

     RGA has reinsurance transactions between Metropolitan Life and certain of its subsidiaries. Under these agreements, RGA reflected net assumed premiums of approximately $118 million, $112 million and $110 million in 2002, 2001 and 2000, respectively. The earned premiums reflect the net of business assumed from and ceded to Metropolitan Life and its subsidiaries. The pre-tax underwriting gain on this business was approximately $35 million, $18 million and $17 million in 2002, 2001 and 2000, respectively.

     In October 2001, GenAmerica contributed GAMCO, which had a value of $37 million, to the Company.

     In 2001, the Company entered into a reinsurance agreement with Exeter Reassurance Company, Limited, a subsidiary of MetLife. Under this agreement, the Company reflected ceded premiums of approximately $154 million and $31 million and ceded expenses of approximately $64 million and $14 million in 2002 and 2001, respectively.

     In January 2000, GenAmerica contributed NaviSys, which had a value of $27 million, to GenAm Holding Company, a subsidiary of the Company.

     The following related party transactions occurred in the connection with Metropolitan Life's acquisition of GenAmerica:

     The Company paid $40 million to Metropolitan Life during 1999, which was returned to GAMHC, the Company's previous parent, at the closing on January 6, 2000. This transaction was recorded as a dividend by the Company in the accompanying financial statements.

     GenAmerica contributed $15 million and $300 million of capital to the Company on June 30 and December 26, 2000, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Metropolitan Life is to indemnify GAMHC for tax refunds attributable to the 1999 tax year per the stock purchase agreement. At December 31, 1999, the Company had a $86 million accrued tax receivable. During 2000, Metropolitan Life paid the Company $77 million. In addition, GAMHC is to indemnify Metropolitan Life for certain tax liabilities relating to prior years.

     Under the terms of master service agreement, the Company and its subsidiaries paid $8 million, $3 million and $2 million in investment management fees and $89 million, $9 million and $1 million for other administrative services in 2002, 2001 and 2000, respectively.

     These transactions are based upon agreed upon amounts that might differ from amounts that would be charged if such transactions were among third parties.

     Since the company is a member of a controlled group of affiliate companies it's results may not be indicative of those of a stand-alone entity.

12.  INCOME TAXES

     The provision for income taxes for continuing operations was as follows:

                                                                   YEARS ENDED
                                                                  DECEMBER 31,
                                                              ---------------------
                                                              2002    2001    2000
                                                              -----   -----   -----
                                                              (DOLLARS IN MILLIONS)
Current:
  Federal...................................................   $(6)    $46     $ 6
  Foreign...................................................     6       9      (1)
                                                               ---     ---     ---
                                                                --      55       5
                                                               ---     ---     ---
Deferred:
  Federal...................................................    58       6      45
  Foreign...................................................    17      (1)     11
                                                               ---     ---     ---
                                                                75       5      56
                                                               ---     ---     ---
Provision for income taxes..................................   $75     $60     $61
                                                               ===     ===     ===

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Reconciliations of the income tax provision at the U.S. statutory rate to the provision for continuing operations income taxes as reported were as follows:

                                                                   YEARS ENDED
                                                                  DECEMBER 31,
                                                              ---------------------
                                                              2002    2001    2000
                                                              -----   -----   -----
                                                              (DOLLARS IN MILLIONS)
Tax provision at U.S. statutory rate........................   $81     $34     $61
Tax effect of:
  Foreign tax rate in excess of U.S. tax rate...............    --      (3)      1
  Tax preferred investment income...........................    (4)     (2)      2
  Tax credits...............................................    (5)     (6)     (7)
  Litigation related........................................    --      14      --
  State tax net of federal benefit..........................     1       3      --
  Corporate owned life insurance............................     2       8      (4)
  Goodwill amortization.....................................    --       4       4
  Valuation allowance for carryforward items................    --       4      --
  Sales of subsidiaries.....................................    --       5       5
  Settlement of IRS audit...................................    (3)     --      --
  Other, net................................................     3      (1)     (1)
                                                               ---     ---     ---
Provision for income taxes..................................   $75     $60     $61
                                                               ===     ===     ===

     Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                              DECEMBER 31,
                                                              -------------
                                                              2002    2001
                                                              -----   -----
                                                               (DOLLARS IN
                                                                MILLIONS)
Deferred income tax assets:
  Reserve for future policy benefits........................  $ 130   $ 124
  Employee benefits.........................................     30      36
  Investments...............................................     43      60
  Loss and credit carryforwards.............................    258     255
  Other, net................................................     39     107
                                                              -----   -----
                                                                500     582
  Less: valuation allowance.................................     12      15
                                                              -----   -----
                                                                488     567
                                                              -----   -----
Deferred income tax liabilities:
  Deferred policy acquisition costs.........................    602     510
  Net unrealized investment gains...........................    112      55
  Other.....................................................     63     105
                                                              -----   -----
                                                                777     670
                                                              -----   -----
Net deferred income tax liability...........................  $(289)  $(103)
                                                              =====   =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company has not recognized a deferred tax liability for the undistributed earnings of its wholly owned domestic and foreign subsidiaries because the Company currently does not expect those unremitted earnings to become taxable to the Company in the foreseeable future. This is due to the fact that the unremitted earnings will not be repatriated in the foreseeable future, or because those unremitted earnings that may be repatriated will not be taxable through the application of tax planning strategies that management would utilize.

     The Company believes that it is more likely than not that the deferred tax assets established will be realized except for the amount of the valuation allowance. As of December 31, 2002 and 2001, a valuation allowance for deferred tax assets of approximately $12 million and $15 million respectively, was provided on the capital losses of RGA, Inc. and the net operating losses of RGA's Australian, Argentine, South African and U.K. subsidiaries. At December 31, 2002, the Company's subsidiaries had net operating loss carryforwards of $530 million and capital loss carryforwards of $156 million. The remaining loss carryforwards are expected to be utilized during the period allowed.

     The Company has been audited by the Internal Revenue Service for the years through and including 1996. The Company is being audited for the years 1997 through and including 2000. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

13.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and to provide additional capacity for future growth. The Company currently reinsures up to 90% of the mortality risk for all new individual life insurance policies that it writes through its various franchises. Risks in excess of $4 million are 100 percent coinsured. The company reinsures its business through a diversified group of reinsurers. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2002     2001     2000
                                                             ------   ------   ------
                                                              (DOLLARS IN MILLIONS)
Direct premiums............................................  $  529   $  553   $  705
Reinsurance assumed........................................   2,330    1,841    1,772
Reinsurance ceded..........................................    (442)    (304)    (527)
                                                             ------   ------   ------
Net premiums...............................................  $2,417   $2,090   $1,950
                                                             ======   ======   ======
Reinsurance recoveries netted against policyholder
  benefits.................................................  $  128   $   98   $  117
                                                             ======   ======   ======

     Reinsurance recoverables included in premiums and other receivables were $596 million and $470 million at December 31, 2002 and 2001, respectively. There were no significant reinsurance and ceded commissions payables, included in other liabilities at December 31, 2002 and 2001, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

14.  OTHER EXPENSES

     Other expenses were comprised of the following:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2002     2001     2000
                                                              ------   ------   -------
                                                                (DOLLARS IN MILLIONS)
Compensation................................................  $  38    $ 120    $  225
Commissions.................................................    795      602       503
Interest and debt issue costs...............................     53       38        33
Amortization of policy acquisition costs (excludes
  amortization of $19, $(15), and $28, respectively, related
  to realized investment losses (gains))....................    347      332       334
Capitalization of policy acquisition costs..................   (810)    (600)     (443)
Rent, net of sublease income................................      5       26        26
Minority interest...........................................    102       64        81
Other.......................................................    420      376       322
                                                              -----    -----    ------
          Total other expenses..............................  $ 950    $ 958    $1,081
                                                              =====    =====    ======

15.  STOCKHOLDER'S EQUITY

DIVIDEND RESTRICTIONS

     The Company and its insurance subsidiaries are subject to limitations on the payment of dividends to their parents. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the greater of:
(i) 10% of the insurance subsidiaries' statutory surplus as of the immediately preceding calendar year (excluding realized investment gains) or (ii) the insurance subsidiaries' statutory gain from operations for the preceding year. The Company paid to GenAmerica stockholder dividends in the amount of $83 million, $8 million and $1 million for the years ended December 31, 2002, 2001 and 2000. As of December 31, 2002, the Company could pay GenAmerica a stockholder dividend of $74 million without prior approval of the Department.

STATUTORY EQUITY AND INCOME

     The Company is required to file annual statements with various state insurance regulatory authorities on a statutory basis.

     The National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles (the "Codification"), which is intended to standardize regulatory accounting and reporting to state insurance departments, and became effective January 1, 2001. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Department required adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The impact of adoption did not materially impact statutory capital and surplus. Further modifications by state insurance departments may impact the effect of the Codification on the Company's statutory surplus and capital.

     Statutory net income of the Company, as filed with the Department, was $91 million, $65 million and $55 million for the years ended 2002, 2001 and 2000, respectively; statutory capital and surplus, as filed, was $741 million and $825 million at December 31, 2002 and 2001, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

16.  OTHER COMPREHENSIVE INCOME

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2002 and 2001 to avoid double-counting in other comprehensive income items that are included as part of net income for the current year that have been reported as a part of other comprehensive income in the current or prior year:

                                                                   DECEMBER 31,
                                                              -----------------------
                                                               2002    2001     2000
                                                              ------   -----   ------
                                                               (DOLLARS IN MILLIONS)
Holding gains on investments arising during the year........  $ 295    $126    $ 315
Income tax effect of holding gains..........................   (137)    (48)    (127)
Reclassification adjustments:
  Recognized holding (losses) gains included in current year
     income.................................................    (29)     30      (92)
  Amortization of premium and accretion of discount on
     investments............................................    (72)    (64)    (111)
  Recognized holding gains (losses) allocated to other
     policyholder amounts...................................     19     (15)      28
Income tax effect...........................................     31      20       68
Allocation of holding (losses) gains on investments relating
  to other policyholder amounts.............................    (84)      7      (87)
Income tax effect of allocation of holding gains (losses) to
  other policyholder amounts................................     54      (3)      35
Unrealized investment gains of subsidiary at date of sale...     23      --       --
Deferred income taxes on unrealized investment gains of
  subsidiary at date of sale................................     (5)     --       --
                                                              -----    ----    -----
Net unrealized investment gains.............................     95      53       29
Foreign currency translation adjustment.....................      7       2      (10)
                                                              -----    ----    -----
Other comprehensive income..................................  $ 102    $ 55    $  19
                                                              =====    ====    =====

17.  DISCONTINUED OPERATIONS

     The Company actively manages its real estate portfolio with the objective to maximize earnings through selective acquisitions and dispositions. Accordingly, the Company is selling certain real estate holdings out of its portfolio. In accordance with SFAS No. 144, income related to real estate sold or classified as held-for-sale for transactions initiated on or after January 1, 2002 is presented as discontinued operations.

     The components of income from discontinued operations included net investment losses of $8 million and income tax benefits of $3 million, for the year ended December 31, 2002. Amounts for 2001 and 2000 were insignificant.

     The carrying value of real estate related to discontinued operations was $25 million and $18 million at December 31, 2002, and 2001, respectively.

                                     PART C

   ITEM 27. EXHIBITS

         (a)         Resolution of the Board of Directors of General American
                     authorizing establishment of the Separate Account 3
         (b)         None
         (c) (i)     Principal Underwriting Agreement between General American
                     Distributors, Inc. and General American Life Insurance
                     Company 7
             (ii)    Proposed Form of Selling Agreement 3
             (iii)   Form of Selling Agreement between General American Life
                     Insurance Company, General American Distributors, Inc. and
                     other companies 7
             (iv)    Commission Schedule for Policies  10
             (v)     Agreements between General American Life Insurance
                     Company and its agents and managing partners 11
         (d) (i)     Specimen of Policy 10
             (ii)    Riders to the Policy 10
         (e)         Specimen of Application for Policy 8
         (f) (i)     Amended Charter and Articles of Incorporation of General
                     American 1
             (ii)    Amended and restated By-Laws of General American 1

         (g)         Reinsurance Agreements

         (h) (i) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and General American Life Insurance Company 4
             (ii) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and General American Life Insurance Company 4
             (iii) Participation Agreement among General American Life Insurance Company, SEI Insurance Products Trust and SEI Investments Distribution Company 4
             (iv) Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and General American Life Insurance Company 5
             (v) Participation Agreement among New England Zenith Fund, New England Investment Management, Inc., New England Securities Corporation and General American Life Insurance Company 5
             (vi) Form of Participation Agreement among Met Investors Series Trust, Met Investors Advisory Corp., General American Distributors, Inc. and General American Life Insurance Company 9
             (vii) Form of Participation Agreement among American Funds Insurance Series, Capital Research and Management Company, General American Distributors, Inc. and General American Life Company 9
         (i)         None
         (j)         None

         (k)         Opinion and Consent of Anne M. Goggin, Esquire
         (l)         None
         (m)         None
         (n) (i)     Consent of Sutherland Asbill & Brennan LLP
             (ii)    Consent of Independent Auditor
         (o)         None

         (p)         None
         (q) Memorandum describing General American's issuance, transfer, and redemption procedures for the Policies pursuant to Rule 6e-3(T)(b)(12)(ii) and General American's procedure for conversion to a fixed benefit policy pursuant to Rule 6e-3(T)(b)(13)(v)(B). 3

         (r)         Powers of Attorney 11


1 Incorporated by reference to the initial filing of the Registration Statement, File No. 333-53477 (VUL 98), on May 22, 1998.
2 Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement, File No. 333-53477 (VUL 98), July 31, 1998.
3 Incorporated by reference to the Post-Effective Amendment No. 16 to the Registration Statement, File No. 33-10146, (VUL 95), April 28, 2000.
4 Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, File No. 333-53477 (VUL 98), April 28, 2000.
5 Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, File No. 333-83625 (Destiny), May 1, 2001.
6 Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement, File No. 333-53477 (VUL98), May 1, 2001.
7        Incorporated by reference to the Registration Statement, File No.
         333-64216 (EBVUL), filed June 29, 2001.
8        Incorporated by reference to the Registration Statement, File No.
         333-73672, filed November 19, 2001.
9 Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement, File No. 333-53477 (VUL 98), filed April 30, 2002.
10 Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement, File No. 333-73672, filed May 1, 2002.

11 Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement, File No. 333-73672 , filed February 13, 2003.


ITEM 28.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address   Positions and Offices with Depositor

C. Robert Henrikson ****              Chairman, President and Chief
                                      Executive Officer

Nicholas D. Latrenta ****             Director

James L. Lipscomb ****                Director

Stewart G. Nagler ****                Director

Stanley J. Talbi ****                 Director

Lisa M. Weber ****                    Director

William J. Wheeler ****               Director

Anthony J. Williamson ******          Director, Vice President and Treasurer

Richard D. Evans *                    Senior Vice President
Kevin S. Finnegan ****                Vice President and Associate General
                                      Counsel

James D. Gaughan ****                 Secretary
William C. Lane *                     Vice President and Associate General
                                      Counsel
Donald L. Lambert *                   Vice President
Jerome M. Mueller *                   Senior Vice President
John E. Petersen *                    Senior Vice President
James A. Schepis *****                Senior Vice President, National
                                      Recruiting

Deborah J. Walters *                  Senior Vice President
Virginia M. Wilson ******             Vice President and Controller
                                      (Principal Accounting Officer)
Bernard H. Wolzenski *                Executive Vice President, Individual
A. Greig Woodring ***                 Executive Vice President, Reinsurance
                                      and President and Chief Executive
                                      Officer of Reinsurance Group of America

The principal business address:

* General American Life Insurance Company, 700 Market Street, St. Louis, MO
  63101.

**General American,13045 Tesson Ferry Road, St. Louis, MO 63128

***General American, 1370 Timberlake Manor Parkway, Chesterfield, MO 63017

****Metropolitan Life Insurance Company, One Madison Avenue, New York, NY 10010

*****Metropolitan Life, One Gateway Center, 6th Floor North, Pittsburgh, PA
      15222

****** Metropolitan Life, One MetLife Plaza, 27-01 Queens Plaza, North,
       Long Island City, NY 11101

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The following list provides information regarding the entities under common control with the Depositor. The Depositor is a wholly-owned, indirect subsidiary of Metropolitan Life Insurance Company, which is organized under the laws of New York. The Depositor is organized under the laws of Missouri. No person is controlled by the Registrant.

          ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                             AS OF DECEMBER 31, 2002

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2002. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. Organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association  (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Capital Trust I (DE)

E.    Aseguradora Hidalgo, S.A. (Mexico)

F.    Metropolitan Insurance and Annuity Company (DE)

G. MetLife Pensiones S.A. (Mexico)- Ownership of MetLife Pensiones S.A. and Seguros Genesis, S.A. (Mexico) is as follows: MetLife, Inc. owns 97.4738%, and Metropolitan Asset Management Corporation owns 2.5262%.

H. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by Met-Life, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Reaseguros de Vida S.A. (Chile)- 99.999735% is owned by MetLife Chile Inversiones Limitada and 0.000265% is owned by MetLife International Holdings, Inc.

      2. MetLife Chile Seguros de Vida S.A. (Chile)- 95.7302007% is owned by MetLife Chile Inversiones Limitada, 4.2696274% by MetLife Chile Reaseguros de Vida S.A. and 0.0001719% by MetLife International Holdings, Inc.

I. Seguros Genesis S.A. (Mexico)- Ownership of MetLife Pensiones S.A. and Seguros Genesis, S.A. (Mexico) is as follows: MetLife, Inc. owns 97.4738%, and Metropolitan Asset Management Corporation owns 2.5262%.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

      1.    Jefferson Pilot Omega Seguros de Vida S.A. (Uruguay)

K.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

      3.    MetLife Investors Insurance Company (MO)

            a)    MetLife Investors Insurance Company of California (CA)

            b)    First MetLife Investors Insurance Company (NY)

L.    Walnut Street Securities, Inc. (MO)

      1.    WSS Insurance Agency of Massachusetts, Inc. (MA)

      2.    Walnut Street Advisers, Inc. (MO)

      3.    WSS Insurance Agency of Nevada, Inc. (NV)

M.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Group of Ohio (OH)

      3.    Security First Insurance Agency (MA)

      4.    MetLife Investors Distribution Company (DE)

      5.    MetLife Investors Insurance Agency, Inc. (Nevada)

      6.    Met Investors Advisory, LLC (DE)

      7.    MetLife Investors Financial Agency, Inc. (TX)

N.    MetLife International Holdings, Inc. (DE)

      1. MetLife Iberia, S.A.(Spain)- Shares of MetLife Iberia, S.A. are held by MetLife International Holdings at 80%.

            a)    Seguros Genesis S.A. (Spain)

            b) Genesis Seguros Gnerales, Sociedad Anonima de Seguros y Reaseguros (Spain)

      2.    Natiloportem Holdings, Inc.(DE)

            a) Metropolitan Life Insurance Services Limited (United Kingdom)- 50% of the shares of Metropolitan Life Insurance Services Limited are held by Metropolitan Life Insurance Company.

            b)    Metropolitan Company Limited (Isle of Man)

            c)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

            d) European Marketing Services S.r.l. (Italy)- 95% of the shares of European Marketing Services S.r.l are held by Natiloportem Holdings, Inc. and 5% are held by MetLife International Holdings, Inc.

      3. MetLife India Insurance Company Private Limited (India)-26% of the shares of MetLife India Insurance Company Private Limited are held by MetLife International Holdings, Inc. and 74% by third parties.

      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)

      5.    Metropolitan Life Seguros de Retiro S.A. (Argentina)

      6.    Metropolitan Life Seguros de Vida S.A. (Argentina)

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are held by Metropolitan Life Seguros de Vida S.A. (Argentina) and 5% of the shares are held by Metropolitan Seguros de Retiro S.A.

      7. MetLife Services Company Czechia, s.r.o. (Czech Republic)- 10% of the shares of MetLife Services Company Czechia are held by Natiloportem Holdings, Inc. and 90% of the shares are held by MetLife International Holdings, Inc.

      8. Metropolitan Life Ubezpieczen na Zycie S.A. (Poland)- 48% of the shares of Metropolitan Life Ubezpieczen na Zycie S.A. are held directly by MetLife, Inc.

      9.    MetLife Insurance Company of Korea Limited (South Korea)

      10.   Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)

            a) Seguradora Seasul S.A. (Brazil) - 99.89% of the shares of Seguradora Seasul S.A. are held by Metropolitan Life Seguros e Previdencia Privada S.A.

O.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Four Company is held by 334 Madison Euro Investments, Inc. and 1% is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc.(MA)- AEW Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      8.    CRH Co., Inc. (MA)

      9.    L/C Development Corporation (CA)

      10.   New England Portfolio Advisors, Inc. (MA)

      11.   Benefit Services Corporation (GA)

      12.   One Madison Merchandising L.L.C. (CT)

      13.   Transmountain Land & Livestock Company (MT)

      14.   MetPark Funding, Inc. (DE)

      15.   HPZ Assets LLC (DE)

      16.   MetDent, Inc. (DE)

      17.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      18.   Metropolitan Tower Realty Company, Inc. (DE)

      19.   Metropolitan Tower Life Insurance Company (DE)

      20.   Security Equity Life Insurance Company (NY)

      21.   MetLife Security Insurance Company of Louisiana (LA)

      22. P.T. MetLife Sejahtera (Indonesia)-94.3% of P.T. MetLife Sejahtera is held by Metropolitan Life Insurance Company.

      23.   Met Life Holdings Luxembourg S.A. (Luxembourg)

      24.   Metropolitan Life Holdings Netherlands BV (Netherlands)

      25.   MetLife (India) Private Ltd. (India)

      26.   Metropolitan Marine Way Investments Limited (Canada)

      27. MetLife Central European Services Spolka z Organiczona Odpowiedzialmoscia (Poland)

      28.   MetLife Investments Ireland Limited (Ireland)

      29.   MetLife Private Equity Holdings, LLC (DE)

      30.   MetLife Securities, Inc. (DE)

      31.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR. 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

                  (1)   Coating Technologies International, Inc. (DE)

      32.   Metropolitan Realty Management, Inc. (DE)

            a)    Edison Supply and Distribution (DE)

            b)    Cross & Brown Company (NY)

                  (1)   CBNJ, Inc.(NJ)

      33.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      34.   MetLife Holdings, Inc.

            a)    MetLife Credit Corp.

            b)    MetLife Funding, Inc.

      35.   Metropolitan Property & Casualty Insurance Company

            a)    Metropolitan General Insurance Company (RI)

            b)    Metropolitan Casualty Insurance Company (RI)

            c)    Metropolitan Direct Property and Casualty Insurance Company
                  (RI)

            d)    Met P&C Managing General Agency, Inc.(TX)

            e)    MetLife Auto & Home Insurance Agency, Inc. (RI)

            f)    Metropolitan Group Property and Casualty Insurance Company
                  (RI)

                  (1) Metropolitan Reinsurance Company (U.K.) Limited (United Kingdom)

            g)    Metropolitan Lloyds, Inc. (TX)

                  (1) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

            h)    Economy Fire & Casualty Company (IL)

                  (1)   Economy Preferred Insurance Company (IL)

                  (2)   Economy Premier Assurance Company (IL)

      36.   SSRM Holdings, Inc. (DE)

            a)    State Street Research & Management Company (DE)

                  (1)   State Street Research Investment Services, Inc. (MA)

            b)    SSR Realty Advisors, Inc. (DE)

                  (1)   Metric Management, Inc.(DE)

                  (2)   Metric Assignor, Inc. (CA)

                  (3)   SSR AV, Inc. (DE)

                  (4)   Metric Capital Corporation (CA)

                  (5)   SSR Development Partners LLC (DE)

                  (6) Metric Property Management, Inc. (DE)- 50% of Metric Property Management is held by Metric Realty and SSR Realty Advisors, Inc.

                  (7) Metric Realty (IL)- 50% of Metric Realty is held by SSR Realty Advisors, Inc.

      37.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE) - 73.78% Limited Partnership interest of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

                  (1)   MetLife Capital CFLI Holdings, LLC (DE)

                        (a)   MetLife Capital CFLI Leasing, LLC (DE)

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) MetLife Investments, S.A.(Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

      38.   MetLife General Insurance Agency, Inc. (DE)




            a)    MetLife General Insurance Agency of Alabama, Inc. (DE)

            b)    MetLife General Insurance Agency of Kentucky, Inc. (DE)

            c)    MetLife General Insurance Agency of Mississippi, Inc. (DE)

            d)    MetLife General Insurance Agency of North Carolina, Inc. (DE)

            e)    MetLife General Insurance Agency of Texas, Inc.(DE)

            f)    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

      39.   MetLife New England Holdings, Inc. (DE)

            a)    New England Life Insurance Company (MA)

                  (1)   New England Life Holdings, Inc. (DE)

                         (a)   New England Securities Corporation (MA)

                        (b)   Hereford Insurance Agency, Inc. (MA)

                        (c)   Hereford Insurance Agency of Hawaii, Inc. (HI)

                        (d)   Fairfield Insurance Agency of Texas, Inc. (TX)

                        (e)   MetLife Advisers, LLC (MA)

                        (f)   N.L. Holding Corp. (DEL) (NY)

                              (i) Nathan & Lewis Securities, Inc. (NY)

                              (ii) Nathan & Lewis Associates-Arizona, Inc. (AZ)

                              (iii) Nathan & Lewis of Nevada, Inc. (NV)

                              (iv) Nathan & Lewis Associates, Inc. (NY)

                                    (A)   Nathan and Lewis Insurance Agency of
                                          Massachusetts, Inc. (MA)

                                    (B)   Nathan and Lewis Associates of Texas,
                                          Inc. (TX)

                  (2)   Newbury Insurance Company, Limited (Bermuda)

                  (3)   New England Pension and Annuity Company (DE)

                  (4)   Omega Reinsurance Corporation (AZ)

      40.   GenAmerica Financial Corporation (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Distributors, Inc. (MO)

            c)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2)   John S. McSwaney & Associates, Inc. (ND)

                  (3) GenAmerica Management Corporation (MO)- 90% of the voting shares of GenAmerica Management Corporation are owned by General American Life Insurance Company.

                  (4)   Krisman, Inc. (MO)

                  (5)   White Oak Royalty Company (OK)

                  (6)   Equity Intermediary Company (MO)

                        (a) Reinsurance Group of America, Incorporated (MO)- 48.9% of Reinsurance Group of America, Incorporated is held by Equity Intermediary Company and 9.6% of the voting shares of Reinsurance Group of America, Incorporated is held directly by Metropolitan Life Insurance Company.

                              (i)   Reinsurance Company of Missouri,
                                    Incorporated (MO)


                                    (A)   RGA Reinsurance Company (MO)

                                          (aa)  Fairfield Management Group,
                                                Inc.(MO)

                                                (a.1) Reinsurance Partners, Inc.
                                                      (MO)

                                                (a.2) Great Rivers Reinsurance
                                                      Management, Inc. (MO)

                                                (a.3) RGA (U.K.) Underwriting
                                                      Agency Limited (United
                                                      Kingdom)

                              (ii) Triad Re, Ltd. (Barbados)-67% of Triad Re, Ltd. is held by Reinsurance Group of America, Incorporated and 100% of the preferred stock of Triad Re, Ltd. is also held by Reinsurance Group of America Incorporated.

                              (iii) RGA Sigma Reinsurance SPC (Cayman Islands)

                              (iv)  RGA Americas Reinsurance Company, Ltd.
                                    (Barbados)

                              (v) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                                    (A)   RGA Financial Group, L.L.C. (DE)- 80%
                                          of RGA Financial Group, L.L.C. is held
                                          by RGA Reinsurance Company (Barbados)
                                          Ltd. and 20% of RGA Financial Group,
                                          LLC is held by RGA Reinsurance Company

                              (vi)  RGA Life Reinsurance Company of Canada
                                    (Canada)

                              (vii) RGA International Corporation (Nova Scotia)

                                    (A)   RGA Financial Products Limited
                                          (Canada)

                              (viii) RGA Holdings Limited (U.K) (United Kingdom)

                              (ix)  RGA UK Services Limited (United Kingdom)

                              (x)   RGA Capital Limited U.K. (United Kingdom)

                              (xi)  RGA Reinsurance (UK) Limited (United
                                    Kingdom)

                              (xii) RGA South African Holdings (Pty) Ltd. (South
                                    Africa)

                                    (A)   RGA Reinsurance Company of South
                                          Africa Limited (South Africa)

                              (xiii)RGA Australian Holdings PTY Limited
                                    (Australia)

                                    (A)   RGA Reinsurance Company of Australia
                                          Limited (Australia)

                                    (B)   RGA Asia Pacific PTY, Limited
                                          (Australia)

                              (xiv) General American Argentina Seguros de Vida,
                                    S.A. (Argentina)

                              (xv)  RGA Argentina S.A. (Argentina)

                              (xvi) Regal Atlantic Company (Bermuda)
                                    Ltd.(Bermuda)

                              (xvii)Malaysia Life Reinsurance Group Berhad
                                    (Malaysia)- 30% interest of Malaysia Life
                                    Reinsurance Group Berhad is held by
                                    Reinsurance Group of America, Incorporated.

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Structures is a general partnership in which Metropolitan Life Insurance Company owns a 50% interest.

2) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

3) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), an indirect wholly owned subsidiary of Metropolitan.

4) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly-owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following: Coating Technologies International, Inc.

5) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 30.    INDEMNIFICATION

      The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife maintains a directors' and officers' liability policy with a maximum coverage of $300 million under which the Depositor and General American Distributors, Inc., the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered.

     Section 351.355 of the Missouri General and Business Corporation Law, in brief, allows a corporation to indemnify any person who is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, against expenses, including attorneys' fees, judgments, Fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. Where any person was or is a party or is threatened to be made a party in an action or suit by or in the right of the corporation to procure a judgment in its favor, indemnification may not be paid where such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation, unless a court determines that the person is fairly and reasonably entitled to indemnity. A corporation has the power to give any further indemnity, to any person who is or was a director, officer, employee or agent, provided for in the articles of incorporation or as authorized by any by-law which has been adopted by vote of the shareholders, provided that no such indemnity shall indemnify any person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

     In accordance with Missouri law, General American's Board of Directors, at its meeting on 19 November 1987 and the policyholders of General American at the annual meeting held on 26 January 1988 adopted the following resolutions:

"BE IT RESOLVED THAT

     1. The company shall indemnify any person who is or was a director, officer, or employee of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any and all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by him or her in connection with any civil, criminal, administrative or investigative action, proceeding or claim (Including an action by or in the right of the company) by reason of the fact that he or she was serving in such capacity if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; provided that such person's conduct is not finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

     2. The indemnification provided herein shall not be deemed exclusive of any other rights to which a director, officer, or employee may be entitled under any agreement, vote of policyholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, or employee and shall inure to the benefit of the heirs, executors and administrators of such a person."

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.    PRINCIPAL UNDERWRITERS

     (a) General American Distributors, Inc., 700 Market St., St. Louis, Missouri63101 serve as the principal underwriter for the variable life insurance contracts funded by Separate Account Eleven. General American Distributors, Inc. also serves as the principal underwriter for variable annuity contracts funded by Separate Account Two of General American.

     (b) Directors and Officers

Name and Principal Business Address        * Positions and Offices with
                                             Underwriter
Richard Furlong                              President and Director
Steven D. Anderson                           Vice President and Chief Financial
                                             Officer and Director

Dennis J. Capriglione                        Secretary/Treasurer and Director
Richard D. Evans                             Vice President
Norman R. Lazarus                            Vice President, Compliance
John E. Petersen                             Vice President

* Messrs. Anderson, Capriglione, Evans, Lazarus, and Petersen are at 700 Market Street, St. Louis, Missouri 63101. Mr. Furlong is at One Madison Avenue, New York, New York 10010.

      (c)

      (1)              (2)             (3)             (4)             (5)
    Name of            Net         Compensation
   Principal       Underwriting     on Events       Brokerage         Other
  Underwriter     Discounts and    Occasioning     Commissions    Compensation
                   Commissions    the Deduction
                                  of a Deferred
                                   Sales Load

General

American             $402,204           --             --              --
Distributors,
Inc.


Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.

ITEM 32.    LOCATION OF ACCOUNTS AND RECORDS

     All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by

    (a) Registrant

    (b) Metropolitan Life Insurance Company
        One Madison Avenue
        New York, New York 10010

    (b) General American Distributors, Inc.
        700 Market Street
        St. Louis, Missouri, 63101

ITEM 33.    MANAGEMENT SERVICES

     All management contracts are discussed in Part A or Part B.

ITEM 34.    FEE REPRESENTATION

        General American Life Insurance Company hereby represents that the fees and charges deducted under the Contracts are, in the aggregate, reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by General American.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant, General American Separate Account Eleven certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this amended Registration Statement to be signed on its behalf in the City of St. Louis and State of Missouri, on this 28th day of April, 2003.


                              General American Separate Account Eleven
                              (Registrant)

                              By: General American Life Insurance Company
                              (Depositor)


                              By:       /s/ Bernard H. Wolzenski
                                  ----------------------------------------------
                                            Bernard H. Wolzenski
                                            Executive Vice President

                              General American Life Insurance Company
                              (Depositor)


                               By: /s/ Bernard H. Wolzenski
                                   -----------------------------------------
                                            Bernard H. Wolzenski
                                            Executive Vice President


Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities indicated on April 28, 2003.


Signature                                                 Title
                                           Chairman, Chief Executive Officer
        *                                  and President (Principal Executive
----------------------                     Officer)
C. Robert Henrikson

       *
----------------------                                  Director
Nicholas D. Latrenta

       *
----------------------                                  Director
James L. Lipscomb

       *
----------------------                                  Director
Stewart G. Nagler

       *
----------------------                                  Director
Stanley J. Talbi

         *
----------------------                                  Director
Lisa M. Weber

       *
----------------------                                  Director
William J. Wheeler

       *
----------------------                        Director, Vice President and
Anthony J. Williamson                        Treasurer (Principal Financial
                                                        Officer)
       *
----------------------                        Vice President and Controller
Virginia M. Wilson                           (Principal Accounting Officer)


                              By:      /s/ Marie C. Swift____
                                    ------------------------
                                          Marie C. Swift, Esq.
                                          Attorney-in-fact


* Executed by Marie C. Swift, Esquire on behalf of those indicated pursuant to powers of attorney filed with Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 (File No. 333-73672) as filed on February 13, 2003.

Exhibit                           Exhibit Index                            Page




        (g)            Reinsurance Agreements

        (k)            Opinion and Consent of Anne M. Goggin, Esquire

        (n)(i)         Consent of Sutherland Asbill & Brennan LLP

        (n)(ii)        Consent of Independent Auditor